              As filed with the Securities and Exchange Commission
                                on July 11, 2003


                                                       Registration No. 811-3981
--------------------------------------------------------------------------------

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-14

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933

     / / Pre-Effective Amendment No. __  / / Post-Effective Amendment No. __

                          PRUDENTIAL WORLD FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

                 Area Code and Telephone Number: (800) 225-1852

                              Gateway Center Three
                         100 Mulberry Street, 4th Floor
                         Newark, New Jersey 07102-4077

                          --------------------------
                    (Address of Principal Executive Offices)
                                 (Zip Code)

                                    [  ]

                             Gateway Center Three
                         100 Mulberry Street, 4th Floor
                         Newark, New Jersey 07102-4077

                     (Name and Address of Agent for Service)

Approximate date of public offering: As soon as practicable following effectiveness of the Registration Statement.

Titles of Securities Being Registered: Class A, Class B, Class C and Class Z Common Stock, $.001 par value per share.

Registrant has registered an indefinite amount of securities pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended; accordingly, no fee is payable herewith in reliance upon Section 24(f).

Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

                             CROSS REFERENCE SHEET
         (AS REQUIRED BY RULE 481(a) UNDER THE SECURITIES ACT OF 1933)


N-14 ITEM NO.                                PROSPECTUS/PROXY
AND CAPTION                                  STATEMENT CAPTION
-----------                                  -----------------
PART A

Item 1.  Beginning of Registration Statement and
           Outside Front Cover Page of Prospectus


         (a) ............................... Cross Reference Sheet
         (b) ............................... Front Cover Page
         (c) ............................... Front Cover Page

Item 2.  Beginning and Outside Back Cover Page
           of Prospectus

         (b) ............................... Table of Contents

Item 3.  Fee Table, Synopsis Information and Risk Factors

         (a) ............................... Comparative Fee Tables
         (b) ............................... Synopsis
         (c) ............................... Comparison of Principal Risk
                                               Factors

Item 4.  Information about the Transaction

         (a) ............................... Synopsis: The Proposed
                                               Transaction
         (b) ............................... Pro Forma Capitalization and Ratios

Item 5.  Information about the Registrant .. The Registrant's Prospectus

Item 6.  Information about the Company Being Acquired

         (a) ............................... Prospectus of Europe Growth Fund
         (b) ............................... Prospectus of Pacific Growth Fund
         (c) ............................... Miscellaneous;

Item 7.  Voting Information

         (a) ............................... Voting Information
         (c) ............................... Voting Information

Item 8.  Interest of Certain Persons and
           Experts ......................... [Not Applicable]

Item 9.  Additional Information Required for
           Reoffering by Persons Deemed to
           be Underwriters ................. [Not Applicable]

                                             STATEMENT OF ADDITIONAL
PART B                                       INFORMATION CAPTION
                                             -------------------

Item 10. Cover Page ........................ Cover Page
Item 11. Table of Contents ................. Table of Contents
Item 12. Additional Information about the
           Registrant ...................... Statement of Additional
                                               Information of Jennison Global
                                               Growth Fund dated December
                                               30, 2002

Item 13. Additional Information about the Company
           Being Acquired .................. Not Applicable

Item 14. Financial Statements .............. Annual Report to Shareholders of
                                             Jennison Global Growth Fund for
                                             the period ended October 31, 2002;
                                             Annual Report to Shareholders of
                                             Prudential Europe Growth Fund, Inc.
                                             for the period ended April 30,
                                             2003; Annual Report to shareholders
                                             of Prudential Pacific Growth Fund,
                                             Inc. for the period ended October
                                             31, 2002.

PART C

Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement

                      PRUDENTIAL EUROPE GROWTH FUND, INC.
                      PRUDENTIAL PACIFIC GROWTH FUND, INC.

                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077
                        -------------------------------

                           IMPORTANT PROXY MATERIALS
                        -------------------------------

                                PLEASE VOTE NOW
                        -------------------------------

                                                                August    , 2003

Dear Shareholder:

    I am writing to ask you to vote on important proposals whereby the assets of each of Prudential Europe Growth Fund, Inc. (Europe Growth Fund) and Prudential Pacific Growth Fund, Inc. (Pacific Growth Fund) would be acquired by Jennison Global Growth Fund, a series of Prudential World Fund, Inc. (Global Growth Fund, and together with Europe Growth Fund and Pacific Growth Fund, each, a Fund). Shareholder meetings of Europe Growth Fund and Pacific Growth Fund are scheduled for October 1, 2003. Only shareholders of Europe Growth Fund will vote on the acquisition of Europe Growth Fund's assets by Global Growth Fund and only shareholders of Pacific Growth Fund will vote on the acquisition of Pacific Growth Fund's assets by Global Growth Fund. This package contains information about the proposal and includes materials you will need to vote. The Board of Directors of Europe Growth Fund and Pacific Growth Fund have reviewed the proposals and have recommended that they be presented to shareholders of their respective Fund for their consideration. Although the Directors of each Fund have determined that the proposals are in the best interest of shareholders of their Fund, the final decision is up to you.

    If approved, the proposed transactions would give you the opportunity to participate in a larger fund with similar investment policies. In addition, shareholders are expected to realize a reduction in both the net and gross annual operating expenses paid on their investment in the combined fund. To help you understand the proposals, we are including a "Q and A" that answers common questions about the proposed transactions. The accompanying proxy statement and prospectus includes a detailed description of the proposals. Please read the enclosed materials carefully and cast your vote. Remember, your vote is extremely important, no matter how large or small your holdings. By voting now, you can help avoid additional costs that would be incurred with follow-up letters and calls.

    To vote, you may use any of the following methods:

    - BY MAIL. Please complete, date and sign your proxy card before mailing it in the enclosed postage paid envelope. Votes must be received prior to October 1, 2003.

    - BY INTERNET. Have your proxy card available. Go to the web site: www.proxyvote.com. Enter your 12-digit control number from your proxy card. Follow the instructions found on the web site. Votes must be entered prior to 4 p.m. on September 30, 2003.

    - BY TELEPHONE. Call (800) 690-6903 toll free. Enter your 12-digit control number from your proxy card. Follow the instructions given. Votes must be entered prior to 4 p.m. on September 30, 2003.

    SPECIAL NOTE FOR SYSTEMATIC INVESTMENT PLANS AND THOSE WITH OUTSTANDING CERTIFICATES (E.G., AUTOMATIC INVESTMENT PLAN, SYSTEMATIC EXCHANGE, ETC.) Shareholders on systematic investment plans must contact their Financial Advisor or call our customer service division, toll-free, at (800) 225-1852 to change their options. Otherwise, starting on the day following the closing of the proposed transactions (which is expected to occur shortly after the shareholder meetings), future purchases shall be made in shares of Global Growth Fund if the proposed transactions is approved.

    Shareholders with outstanding certificates are also urged to return their certificates via Certified or Registered Mail to the address below:

    Prudential Mutual Fund Svc
    Attn: Account Services
    2101 Welsh Road
    Dresher, PA 19025

    If you have any questions before you vote, please call us at             .
We are glad to help you understand the proposals and assist you in voting. Thank you for your participation.

                                          Very truly yours,

                                          /s/ Judy A. Rice

                                          Judy A. Rice
                                          PRESIDENT

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSALS

    Please read the enclosed proxy statement and prospectus for a complete description of the proposals. As a quick reference, the following provides a brief overview of the proposals.

Q&A: QUESTIONS AND ANSWERS

WHAT PROPOSALS AM I BEING ASKED TO VOTE ON?

    Shareholders of Europe Growth Fund are being asked to approve the acquisition of Europe Growth Fund's assets by Global Growth Fund. Shareholders of Pacific Growth Fund are being asked to approve the acquisition of Pacific Growth Fund's assets by Global Growth Fund. When we refer to the "transaction," we mean the transfer of all of the assets of Europe Growth Fund and Pacific Growth Fund to, and the assumption of all of their liabilities by, Global Growth Fund, in exchange for shares of Global Growth Fund.

WHAT ARE THE REASONS FOR THESE TRANSACTIONS?

    The proposed acquisitions are each intended to combine similarly managed funds, resulting in what are expected to be overall lower gross expenses (and also lower net expenses). The transactions are also desirable because of the inability of both Europe Growth Fund and Pacific Growth Fund to attract investors and build investment portfolios that can effectively pursue each fund's objectives at a reasonable cost to shareholders. The assets of each such fund have declined significantly during the past several years due to the fact that redemptions by shareholders have exceeded new investments by shareholders (as of June 30, 2003, the net assets of Europe Growth Fund were $[ ] million, and the net assets of Pacific Growth Fund were $[ ] million), and due to negative performance experienced by each fund. As a result, the portfolio of each such fund must be managed defensively and their assets cannot be effectively invested to achieve their investment objective of long-term growth of capital. Global Growth Fund, which is a much larger fund also managed by your investment adviser, has built an investment portfolio that can more fully implement its primary investment objective of long-term growth of capital and its secondary objective of income.

DO THE FUNDS HAVE SIMILAR INVESTMENT POLICIES?

    The primary investment objective of each Fund is identical: long-term growth of capital. Income is a secondary investment objective of Global Growth Fund; whereas neither Europe Growth Fund nor Pacific Growth Fund seeks income as a secondary investment objective. The Funds follow somewhat different, but complementary, investment strategies to achieve their objectives. Pacific Growth Fund normally invests at least 80% of its investable assets in equity-related securities of companies doing business in or domiciled in the Pacific Basin region. Europe Growth Fund normally invests at least 80% of its investable assets in securities of companies doing business in or domiciled in Europe. Unlike Europe Growth Fund and Pacific Growth Fund, Global Growth Fund does not concentrate its investments in companies located in a specific geographic region, but instead invests primarily in equity-related securities of medium-size and large U.S. and foreign (non-U.S. based) companies and attempts to invest in at least four developed countries. As of June 30, 2003, approximately [ ]% of Global Growth Fund's total net assets were invested in Pacific Basin companies and approximately [ ]% of Global Growth Fund's total net assets were invested in European companies.

    Although Europe Growth Fund and Pacific Growth Fund primarily invest in different geographic regions and Global Growth Fund is not generally subject to geographic restrictions on its investments, each of the Funds emphasizes a growth investment style that focuses on the same characteristics in selecting portfolio investments: companies with strong competitive advantages, effective research, product development, strong management and financial strength. Furthermore, each of the Funds invests primarily in stock, and each Fund makes similar use of other equity-related securities, such as preferred stock, convertible securities and American Depositary Receipts (ADRs), as well as derivative and hedging strategies. After the proposed transactions are consummated, it is expected that the combined fund will be managed according to the investment objectives and policies of Global Growth Fund.

WHO ARE THE FUND MANAGERS FOR THESE FUNDS?

    Prudential Investments LLC (PI) currently provides investment advisory services for each of the Funds. Gartmore Global Partners (Gartmore) is subadviser for Europe Growth Fund. JF International Management Inc. (JFIMI) is the subadviser for Pacific Growth Fund. Jennison Associates LLC (Jennison), an affiliate of PI, is the subadviser for Global Growth Fund. Neither Gartmore nor JFIMI is affiliated with PI.

    Stephen Jones and Gary Clarke serve as the co-portfolio managers of Europe Growth Fund. Roger P.F. Ellis serves as the portfolio manager of Pacific Growth Fund. Daniel J. Duane, CFA and Michelle I. Picker, CFA serve as co-portfolio managers for Global Growth Fund.

HOW DO THE EXPENSE STRUCTURES OF THE FUNDS COMPARE?

    Each of the Funds has four classes of stock outstanding: Class A shares, Class B shares, Class C shares and Class Z shares. The following table compares the expenses incurred by these classes of stock for each of the three Funds.

PRUDENTIAL EUROPE GROWTH FUND
ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)
AS OF APRIL 30, 2003

                                                         CLASS A    CLASS B    CLASS C    CLASS Z
                                                         --------   --------   --------   --------
Management fees........................................     .75%       .75%       .75%       .75%
+ Distribution and service (12b-1) fees................     .30%*     1.00%      1.00%      None
+ Other expenses.......................................     .87%       .87%       .87%       .87%
= TOTAL ANNUAL FUND OPERATING EXPENSES.................    1.92%      2.62%      2.62%      1.62%
- Fee Waiver or Reimbursement..........................     .05%*     None       None       None
= TOTAL NET ANNUAL FUND OPERATING EXPENSES.............    1.87%      2.62%      2.62%      1.62%

------------------------

* For the fiscal year ending April 30, 2004, the Distributor of Europe Growth Fund has contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares to .25 of 1% of the average daily net assets of the Class A shares.

PRUDENTIAL PACIFIC GROWTH FUND
ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)
AS OF OCTOBER 31, 2002

                                                         CLASS A    CLASS B    CLASS C    CLASS Z
                                                         --------   --------   --------   --------
Management fees........................................     .75%       .75%       .75%       .75%
+ Distribution and service (12b-1) fees................     .30%**    1.00%      1.00%      None
+ Other expenses.......................................    1.39%      1.39%      1.39%      1.39%
= TOTAL ANNUAL FUND OPERATING EXPENSES.................    2.44%      3.14%      3.14%      2.14%
- Fee Waiver or Reimbursement..........................     .05%**    None       None       None
= TOTAL NET ANNUAL FUND OPERATING EXPENSES.............    2.39%      3.14%      3.14%      2.14%

------------------------

** For the fiscal year ending October 31, 2003, the Distributor of Pacific Growth Fund has contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares to .25 of 1% of the average daily net assets of the Class A shares.

JENNISON GLOBAL GROWTH FUND
ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)
AS OF OCTOBER 31, 2002

                                                      CLASS A       CLASS B       CLASS C       CLASS Z
                                                      --------      --------      --------      --------
Management fees.....................................     .75%          .75%          .75%          .75%
+ Distribution and service (12b-1) fees.............     .30%***       .79%         1.00%         None
+ Other expenses....................................     .46%          .46%          .46%          .46%
= TOTAL ANNUAL FUND OPERATING EXPENSES..............    1.51%         2.00%         2.21%         1.21%
- Fee Waiver or Reimbursement.......................     .05%***      None          None          None
= TOTAL NET ANNUAL FUND OPERATING EXPENSES..........    1.46%         2.00%         2.21%         1.21%

------------------------

*** For the fiscal year ending October 31, 2003, the Distributor of Global
    Growth Fund has contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares to .25 of 1% of the average daily net assets of the Class A shares.

IS THE TRANSACTION A TAXABLE EVENT FOR FEDERAL INCOME TAX PURPOSES?

    We expect that, the exchange of shares pursuant to the transaction will not result in taxable gain or loss for U.S. federal income tax purposes. For more information, see the proxy statement and prospectus.

WHAT WILL BE THE ANTICIPATED SIZE OF JENNISON GLOBAL GROWTH FUND AFTER THE
  TRANSACTION?

    If both proposals are approved, based on information available as of
            , the combined fund is anticipated to have approximately $ million in assets.

HOW WILL YOU DETERMINE THE NUMBER OF SHARES OF JENNISON GLOBAL GROWTH FUND THAT
  I WILL RECEIVE?

    As of the close of business of the New York Stock Exchange on the date the transaction is consummated, shareholders will receive the number of full and fractional Class A, Class B, Class C or Class Z shares of Global Growth Fund that is equal in value to the net asset value of their Class A, Class B, Class C or Class Z shares of Europe Growth Fund or Pacific Growth Fund, as applicable, on that date. Each transaction is anticipated to occur as soon as practicable following shareholder approval.

WHAT IF THERE ARE NOT ENOUGH VOTES TO REACH QUORUM BY THE SCHEDULED SHAREHOLDER
  MEETING DATE?

    If we do not receive sufficient votes to hold one or both meetings, we or Georgeson Shareholder Communications Inc., a proxy solicitation firm, may contact you by mail or telephone to encourage you to vote. Shareholders should review the proxy materials and cast their vote to avoid additional mailings or telephone calls. If there are not sufficient votes to approve either proposal by the time of the meetings (October 1, 2003), one or both of the meetings may be adjourned to permit further solicitation of proxy votes.

HAS EACH FUND'S BOARD OF DIRECTORS APPROVED THE PROPOSALS?

    Yes. The Board of Directors of each Fund has approved the applicable proposal and recommends that you vote for the applicable proposal.

WHAT HAPPENS IF A PROPOSAL IS NOT APPROVED?

    If shareholders of Europe Growth Fund or Pacific Growth Fund do not approve the applicable proposal, they will continue to be shareholders of their Fund and the Board of Directors of their Fund will consider other possible courses of action, including resubmitting the proposal, or a proposal to liquidate such Fund, to shareholders. The acquisition of Pacific Growth Fund's assets will not proceed unless shareholders of Europe Growth Fund approve the acquisition of their Fund. If shareholders of Europe Growth Fund approve the proposal to acquire their Fund's assets, but shareholders of Pacific Growth Fund do not, only the acquisition of Europe Growth Fund's assets will proceed.

HOW MANY VOTES AM I ENTITLED TO CAST?

    As a shareholder, you are entitled to one vote for each share you own of Europe Growth Fund or Pacific Growth Fund, as applicable, on the record date. The record date is July 18, 2003.

HOW DO I VOTE MY SHARES?

    You can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage paid envelope. If you need any assistance, or have any questions regarding the proposals or how to vote your
shares, please call Prudential at             .

    You may also vote via the Internet. To do so, have your proxy card available and go to the web site: www.proxyvote.com. Enter your 12-digit control number from your proxy card and follow the instructions found on the web site.

    Finally, you can vote by telephone by calling (800) 690-6903 toll-free. Enter your 12-digit control number from your proxy card and follow the instructions given.

HOW DO I SIGN THE PROXY CARD?

    INDIVIDUAL ACCOUNTS: Shareholders should sign exactly as their names appear on the account registration shown on the card.

    JOINT ACCOUNTS: Both owners must sign and the signatures should conform exactly to the names shown on the account registration.

    ALL OTHER ACCOUNTS: The person signing must indicate his or her capacity. For example, a trustee for a trust should include his or her title when he or she signs, such as "Jane Doe, Trustee"; or an authorized officer of a company should indicate his or her position with the company, such as "John Smith, President."

                      PRUDENTIAL EUROPE GROWTH FUND, INC.
                      PRUDENTIAL PACIFIC GROWTH FUND, INC.
                              100 Mulberry Street
                        Gateway Center Three, 4th Floor
                         Newark, New Jersey 07102-4077

                            ------------------------

                   NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS

                             ---------------------

To our Shareholders:

    Notice is hereby given that Special Meetings of Shareholders (the Meetings) of Prudential Europe Growth Fund, Inc. (Europe Growth Fund) and Prudential Pacific Growth Fund, Inc. (Pacific Growth Fund) will be held at 100 Mulberry Street, Gateway Center Three, 14th Floor, Newark, New Jersey 07102, on September 17, 2003, at 11:00 a.m. Eastern Daylight Time, for the following purposes:

    1. For shareholders of Europe Growth Fund, to approve an Agreement and Plan of Reorganization under which Europe Growth Fund will transfer all of its assets to, and all of its liabilities will be assumed by, Jennison Global Growth Fund (Global Growth Fund), a series of Prudential World Fund, Inc. In connection with this proposed transfer, each whole and fractional share of each class of Europe Growth Fund shall be exchanged for whole and fractional shares of equal net asset value of the same class of Global Growth Fund and outstanding shares of Europe Growth Fund will be cancelled.

    2. For shareholders of Pacific Growth Fund, to approve an Agreement and Plan of Reorganization and Liquidation under which Pacific Growth Fund will transfer all of its assets to, and all of its liabilities will be assumed by, Global Growth Fund. In connection with this proposed transfer, each whole and fractional share of each class of Pacific Growth Fund shall be exchanged for whole and fractional shares of equal net asset value of the same class of Global Growth Fund, and outstanding shares of Pacific Growth Fund will be cancelled.

    3. To transact such other business as may properly come before the Meetings or any adjournments of the Meetings.

    The Board of Directors of each of Europe Growth Fund and Pacific Growth Fund have fixed the close of business on July 18, 2003 as the record date for the determination of the shareholders of Europe Growth Fund and Pacific Growth Fund, as applicable, entitled to notice of, and to vote at, the Meetings and any adjournments of the Meetings.

                                          [SIGNATURE]

                                          Jonathan D. Shain
                                          SECRETARY

Dated: August   , 2003

 A PROXY CARD FOR YOUR FUND IS ENCLOSED ALONG WITH THE PROXY STATEMENT. PLEASE VOTE YOUR SHARES TODAY BY SIGNING AND RETURNING THE ENCLOSED PROXY CARD IN THE POSTAGE PREPAID ENVELOPE PROVIDED. YOU ALSO MAY VOTE BY TELEPHONE OR VIA THE INTERNET AS DESCRIBED IN THE ENCLOSED MATERIALS. THE BOARD OF DIRECTORS OF YOUR FUND RECOMMENDS THAT YOU VOTE "FOR" THE APPLICABLE PROPOSAL.

                            YOUR VOTE IS IMPORTANT.
                    PLEASE RETURN YOUR PROXY CARD PROMPTLY.

 SHAREHOLDERS ARE INVITED TO ATTEND THE MEETINGS IN PERSON. ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETINGS IS URGED TO COMPLETE THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID UNNECESSARY EXPENSE, WE ASK FOR YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

                   INSTRUCTIONS FOR EXECUTING YOUR PROXY CARD

    The following general rules for executing proxy cards may be of assistance to you and may help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

    1. INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears on the account registration shown on the proxy card.

    2. JOINT ACCOUNTS: Both owners must sign and the signatures should conform exactly to the names shown on the account registration.

    3. ALL OTHER ACCOUNTS should show the capacity of the individual signing. This can be shown either in the form of account registration or by the individual executing the proxy card. For example:

                  REGISTRATION                          VALID SIGNATURE
------------------------------------------------    ------------------------
A. 1.  XYZ Corporation                              John Smith, President
   2.  XYZ Corporation                              John Smith, President
       c/o John Smith, President
B. 1.  ABC Company Profit Sharing Plan              Jane Doe, Trustee
   2.  Jones Family Trust                           Charles Jones, Trustee
   3.  Sarah Clark, Trustee                         Sarah Clark, Trustee
       u/t/d 7/1/85
C. 1.  Thomas Wilson, Custodian                     Thomas Wilson, Custodian
       f/b/o Jessica Wilson UTMA
       New Jersey

                          JENNISON GLOBAL GROWTH FUND
                    A SERIES OF PRUDENTIAL WORLD FUND, INC.
                                   PROSPECTUS
                                      AND

                      PRUDENTIAL EUROPE GROWTH FUND, INC.
                      PRUDENTIAL PACIFIC GROWTH FUND, INC.
                                PROXY STATEMENT

                              GATEWAY CENTER THREE
                         100 MULBERRY STREET, 4TH FLOOR
                         NEWARK, NEW JERSEY 07102-4077
                                 (800) 225-1852
                            ------------------------

                                AUGUST   , 2003
                            ------------------------

    This Proxy Statement and Prospectus (Proxy Statement) is being furnished to shareholders of Prudential Europe Growth Fund, Inc. (Europe Growth Fund) and Prudential Pacific Growth Fund, Inc. (Pacific Growth Fund) in connection with the solicitation of proxies by the Board of Directors of each of Europe Growth Fund and Pacific Growth Fund for use at the Special Meetings of Shareholders of Europe Growth Fund and Pacific Growth Fund, respectively, and at any adjournments of the meetings (the Meetings). The Meetings will be held on September 17, 2003 at 11:00 a.m. Eastern Daylight Time at 100 Mulberry Street, Gateway Center Three, 14th Floor, Newark, New Jersey 07102.

    The purpose of the Meetings is (i) for shareholders of Europe Growth Fund to vote on an Agreement and Plan of Reorganization under which Europe Growth Fund will transfer all of its assets to, and all of its liabilities will be assumed by, Jennison Global Growth Fund (Global Growth Fund), which is a series of Prudential World Fund, Inc., in exchange for shares of Global Growth Fund, and the subsequent cancellation of shares of Europe Growth Fund, and (ii) for shareholders of Pacific Growth Fund to vote on an Agreement and Plan of Reorganization under which Pacific Growth Fund will transfer all of its assets to, and all of its liabilities will be assumed by, Global Growth Fund, in exchange for shares of Global Growth Fund and the subsequent cancellation of outstanding shares of Pacific Growth Fund. These transactions are each referred to as a Transaction or together as the Transactions, and each Agreement and Plan of Reorganization is referred to as an Agreement or together as the Agreements. If a Transaction is approved, the applicable Fund will be liquidated and Global Growth Fund will be the surviving fund, and each whole and fractional share of each class of each applicable Fund shall be exchanged for whole and fractional shares of equal net asset value of the same class of Global Growth Fund as soon as practicable following the Meeting (the Effective Time).

    Global Growth Fund is a series of Prudential World Fund, Inc., a diversified fund registered as an open-end management investment company and organized as a Maryland corporation. Global Growth Fund's investment objective is long-term growth of capital. Income is a secondary objective. Global Growth Fund seeks to achieve its investment objective by investing primarily in equity-related securities of MEDIUM-SIZE AND LARGE U.S. AND FOREIGN (NON-U.S. BASED) COMPANIES, which means companies with market capitalizations of $1 billion or more at the time of purchase. Global Growth Fund also invests in other equity-related securities, including preferred stock and convertible securities.

    Europe Growth Fund and Pacific Growth Fund are each diversified funds registered as open-end management investment companies and organized as Maryland corporations. The investment objective of both Europe Growth Fund and Pacific Growth Fund is long-term growth of capital. Europe Growth Fund seeks to achieve its investment objective by investing at least 80% of its investable assets in the securities of companies doing business in or domiciled in Europe. Pacific Growth Fund seeks to achieve its investment objective by investing at least 80% of its investable assets in the equity-related securities of companies doing business in or domiciled in the Pacific Basin region. If the shareholders of Europe Growth Fund and

Pacific Growth Fund approve the Acquisition applicable to their Fund, each Fund will file a Form N-8F with the Securities and Exchange Commission (the Commission) in order to deregister as an open-end management investment company.

    IF THE SHAREHOLDERS OF EUROPE GROWTH FUND APPROVE THE TRANSACTION WITH RESPECT TO THAT FUND, THE SHAREHOLDERS OF EUROPE GROWTH FUND WILL BECOME SHAREHOLDERS OF GLOBAL GROWTH FUND. IF THE SHAREHOLDERS OF PACIFIC GROWTH FUND APPROVE THE TRANSACTION WITH RESPECT TO THAT FUND AND THE SHAREHOLDERS OF EUROPE GROWTH FUND APPROVE THEIR TRANSACTION, THE SHAREHOLDERS OF PACIFIC GROWTH FUND WILL BECOME SHAREHOLDERS OF GLOBAL GROWTH FUND. IT IS IMPORTANT TO NOTE THAT, ALTHOUGH SHAREHOLDERS OF EACH OF EUROPE GROWTH FUND AND PACIFIC GROWTH FUND WILL BE VOTING SEPARATELY TO APPROVE THE ACQUISITION OF THEIR RESPECTIVE FUND, THE ACQUISITION OF PACIFIC GROWTH FUND WILL NOT PROCEED UNLESS SHAREHOLDERS OF EUROPE GROWTH FUND APPROVE THE ACQUISITION OF THEIR FUND.

    This Proxy Statement should be retained for your future reference. It sets forth concisely the information about the Transaction and Global Growth Fund that shareholders of Europe Growth Fund and Pacific Growth Fund should know before voting on the proposed Acquisition. A Statement of Additional Information
dated August   , 2003, which relates to this Proxy Statement, has been filed with the Commission and is incorporated into this Proxy Statement by reference and is available upon request and without charge. This Proxy Statement is accompanied by the Prospectus dated December 30, 2002, as supplemented to date, which offers shares of Global Growth Fund. The Statement of Additional Information for Global Growth Fund dated December 30, 2002, as supplemented to date, is available upon request. Enclosed with the Proxy Statement is the Annual Report of Global Growth Fund dated October 31, 2002 which is incorporated into this Proxy Statement by reference. The Prospectus and Statement of Additional Information and supplements thereto for Global Growth Fund have been filed with the Commission and are incorporated into this Proxy Statement by reference. A Prospectus and Statement of Additional Information for Europe Growth Fund, both dated June 30, 2003, as supplemented to date, and the Annual Report dated
April 30, 2003 of Europe Growth Fund, have been filed with the Commission and are incorporated into this Proxy Statement by reference. A Prospectus and Statement of Additional Information for Pacific Growth Fund, both dated
December 30, 2002, as supplemented to date, and the Annual Report dated
October 31, 2002 and the Semi-Annual Reported dated April 30, 2003 of Pacific Growth Fund, have been filed with the Commission and are incorporated into this Proxy Statement by reference.

    Copies of the documents referred to above may be obtained without charge by contacting Prudential Mutual Fund Services LLC at Post Office Box 8098, Philadelphia, PA 19101, or by calling (800) 225-1852.

    THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED GLOBAL GROWTH FUND'S SHARES, NOR HAS THE COMMISSION DETERMINED THAT THIS PROXY STATEMENT AND PROSPECTUS IS COMPLETE OR ACCURATE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

                      SPECIAL MEETINGS OF SHAREHOLDERS OF

                      PRUDENTIAL EUROPE GROWTH FUND, INC.
                      PRUDENTIAL PACFIC GROWTH FUND, INC.

                       TO BE HELD ON OCTOBER 1, 2003 AT:

                              100 MULBERRY STREET
                        GATEWAY CENTER THREE, 14TH FLOOR
                         NEWARK, NEW JERSEY 07102-4077

                            ------------------------

                         PROXY STATEMENT AND PROSPECTUS

                            ------------------------

                               VOTING INFORMATION

    This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, (i) the Board of Directors of Europe Growth Fund and (ii) the Board of Directors of Pacific Growth Fund to be used at the Meetings of each of their Fund's shareholders, to be held on October 1, 2003, at 11:00 a.m. Eastern Daylight Time at 100 Mulberry Street, Gateway Center Three, 14th Floor, Newark, New Jersey 07102.

    The purpose of the Meetings is described in the accompanying Notice of Special Meetings of Shareholders (Notice). The solicitation is made primarily by the mailing of the Notice, this Proxy Statement and the accompanying proxy card
on or about August   , 2003. Supplementary solicitations may be made by mail,
telephone, telegraph, facsimile, electronic means or by personal interview by representatives of Europe Growth Fund or Pacific Growth Fund. In addition, Georgeson Shareholder Communications Inc., a proxy solicitation firm, may be retained to solicit shareholders on behalf of Europe Growth Fund and/or Pacific Growth Fund. The anticipated cost of the solicitation is expected to be
approximately [    ] for [each] Fund. The costs of retaining Georgeson
Shareholder Communications, Inc. and the expenses in connection with preparing this Proxy Statement and its enclosures will be borne by Europe Growth Fund and Pacific Growth Fund.

    Even if you sign and return the enclosed proxy card, you may revoke your proxy at any time prior to its use by written notification received by Europe Growth Fund or Pacific Growth Fund, as applicable, by submitting a later-dated proxy card, or by attending the Meetings and voting in person.

    All proxy cards solicited by the applicable Board of Directors that are properly completed and received by Europe Growth Fund or Pacific Growth Fund, as applicable, prior to the Meetings, and that are not revoked, will be voted at the Meetings. Shares represented by proxies will be voted in accordance with the instructions you provide. If no instruction is made on a properly completed proxy card, it will be voted FOR Proposal No. 1 or Proposal No. 2.

    If a proxy that is properly signed and returned is accompanied by instructions to withhold authority to vote (an abstention) or represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that they have not received instructions from the beneficial owner or other person entitled to vote shares on this matter for which the broker or nominee does not have discretionary power), the shares represented thereby will be considered present for purposes of determining the existence of a quorum for the transaction of business, but, because Proposal No. 1 and Proposal No. 2 each require approval by a majority of the outstanding voting securities (as defined by the Investment Company Act of 1940, as amended) of the Fund to which the proposal relates, will have the effect of a vote AGAINST Proposal No. 1 and against Proposal No. 2.

    Europe Growth Fund and Pacific Growth Fund also may arrange to have votes recorded by telephone. The expenses associated with telephone voting will be borne by these Funds. If Europe Growth Fund or

Pacific Growth Fund takes votes by telephone, it will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies given by telephone may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

    Shareholders may also cast their vote via the Internet. The Internet voting procedures have been designed to authenticate shareholders' identities and to confirm that shareholders' instructions have been recorded properly. We have been advised that the Internet voting procedures are consistent with the requirements of applicable law. Shareholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from an Internet access provider and telephone companies, that must be borne by the shareholder.

    If a quorum is not present at the Meetings, or if a quorum is present at the Meetings but sufficient votes to approve Proposal No. 1 or Proposal No. 2 are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meetings to permit the further solicitation of proxies. The presence in person or by proxy of a majority of the shares issued and outstanding and entitled to vote on matters for a Fund constitutes a quorum for that Fund. An adjournment of a Fund's Meeting will require the affirmative vote of a majority of shares of that Fund present in person at the Meeting for that Fund or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to Proposal No. 1 or Proposal No. 2, unless directed to vote AGAINST Proposal No. 1 or Proposal No. 2, as applicable in which case such shares will be voted against the proposed adjournment. Shares represented by abstentions or broker "non-votes" will not be voted for or against an adjournment. Because an adjournment requires an affirmative vote of a majority of shares present, abstentions and broker "non-votes" will have the effect of a vote against adjournment. A shareholder vote may be taken on the Transaction described in this Proxy Statement or on any other business properly presented at the Meetings prior to adjournment if sufficient votes have been received.

    Shareholders of record at the close of business on August 1, 2003 (the Record Date), of Europe Growth Fund or Pacific Growth Fund, as applicable, will be entitled to vote at the Meetings. Each such shareholder will be entitled to one vote for each share of Europe Growth Fund or Pacific Growth Fund, as applicable, held on that date. On the Record Date, there were shares issued
and outstanding, including     Class A shares,     Class B shares,     Class C
shares and Class Z shares of Europe Growth Fund. The following shareholders held 5% or more of each class of shares of Europe Growth Fund on July , 2003:

              NAME                            ADDRESS                CLASS      SHARES/%
              ----                            -------               --------   -----------


    On the Record Date, there were     shares issued and outstanding, including
    Class A shares,     Class B shares,     Class C shares and     Class Z
shares for Pacific Growth Fund. The following shareholders held 5% or more of
each class of shares of Pacific Growth Fund on July   , 2003:

              NAME                            ADDRESS                CLASS      SHARES/%
              ----                            -------               --------   -----------


    The following shareholders held 5% or more of each class of shares of Global
Growth Fund on July   , 2003:

              NAME                            ADDRESS                CLASS      SHARES/%
              ----                            -------               --------   -----------


    [As of July   , 2003, the Directors and officers of Europe Growth Fund,
Pacific Growth Fund and Global Growth Fund owned, in the aggregate, less than 1% of each class of each Fund's total outstanding shares.] Prudential Securities Incorporated intends to vote any shares of Europe Growth Fund or Pacific Growth Fund for which it has direct voting authority for Proposal No. 1 and for Proposal No. 2.

VOTE REQUIRED

    APPROVAL OF EACH ACQUISITION REQUIRES THE AFFIRMATIVE VOTE OF A MAJORITY OF THE OUTSTANDING VOTING SECURITIES OF THE RELEVANT FUND, WHICH MEANS THE LESSER OF (I) 67% OF SUCH SHARES PRESENT AT THE MEETING IF THE OWNERS OF MORE THAN 50% OF THE SHARES OF THE RELEVANT FUND THEN OUTSTANDING ARE PRESENT IN PERSON OR BY PROXY, OR (II) MORE THAN 50% OF THE OUTSTANDING SHARES OF THE RELEVANT FUND, WITHOUT REGARD TO CLASS.

            PROPOSAL NO. 1 AND NO. 2 -- APPROVAL OF THE TRANSACTION
                                    SYNOPSIS

    The following is a summary of information contained elsewhere in this Proxy Statement, each Agreement, (the form of which is attached as Attachment A), and in the Prospectuses and Statements of Additional Information, as supplemented to date, of Europe Growth Fund, Pacific Growth Fund and Global Growth Fund, which are incorporated into this Proxy Statement by this reference and is qualified in its entirety by reference to these documents. Shareholders should read this Proxy Statement and the Prospectuses and Statements of Additional Information, as supplemented to date, of each of the Funds for more complete information. Proposal No. 1 relates to the acquisition of Europe Growth Fund and Proposal
No. 2 relates to the acquisition of Pacific Growth Fund. Only shareholders of Europe Growth Fund will vote on Proposal No. 1 and only shareholders of Pacific Growth Fund will vote on Proposal No. 2.

    Under the Agreements, each of Europe Growth Fund and Pacific Growth Fund will transfer all of their assets to, and all of their liabilities will be assumed by, Global Growth Fund, a larger mutual fund also managed by Prudential Investments LLC (PI), in exchange for shares of Global Growth Fund, and each of Europe Growth Fund and Pacific Growth Fund will be liquidated and current shareholders of Europe Growth Fund and Pacific Growth Fund will each become shareholders of Global Growth Fund. It is important to note that, although shareholders of each of Europe Growth Fund and Pacific Growth Fund will be voting separately to approve the acquisition of the assets of their respective Fund, the acquisition of Pacific Growth Fund will not proceed unless shareholders of Europe Growth Fund approve the acquisition of their Fund.

INVESTMENT OBJECTIVES AND POLICIES

    Europe Growth Fund, Pacific Growth Fund and Global Growth Fund have identical primary investment objectives: each Fund seeks long-term growth of capital. Income is a secondary investment objective of Global Growth Fund; whereas neither Europe Growth Fund nor Pacific Growth Fund seeks income as a secondary investment objective. Although each Fund has the same primary investment objective, each Fund utilizes different investment strategies to achieve its investment objective.

    Europe Growth Fund seeks long-term growth of capital by investing at least 80% of its investable assets in the securities of companies doing business in or domiciled in Europe, which includes . The principal type of security in which Europe Growth Fund invests is common stock, although Europe Growth Fund may also invest in preferred stock, rights that can be exercised to obtain stock, warrants and debt securities, or preferred stock convertible or exchangeable for common or preferred stock. Europe Growth Fund may also invest in American Depositary Receipts (ADRs).

    Pacific Growth Fund seeks long-term growth of capital by investing at least 80% of its investable assets in equity-related securities, primarily common stock, of companies doing business in or domiciled in the Pacific Basin region, which includes Japan, Australia, Hong Kong, Singapore, South Korea, Malaysia, Thailand, Indonesia, the Philippines, and New Zealand. The principal type of equity security in which Pacific Growth Fund invests is common stock, although Pacific Growth Fund may also invest in preferred stock, rights that can be exercised to obtain stock, warrants, debt securities or preferred stock convertible into or exchangeable for common or preferred stock and interests in master limited partnerships. Pacific Growth Fund may also invest in ADRs.

    Global Growth Fund seeks long-term growth of capital, with income as a secondary objective, through investment primarily in equity-related securities of MEDIUM-SIZE AND LARGE U.S. AND FOREIGN (NON-U.S. BASED) COMPANIES, which means companies with market capitalizations of $1 billion or more at the time of purchase.

    Although each of the Funds has the same primary investment objective, the Funds' investment objectives differ in that neither Europe Growth Fund nor Pacific Growth Fund looks to provide investors with income as a secondary objective, while Global Growth Fund invests to provide income as a secondary objective. This means that Global Growth Fund may consider the income producing capability of securities in which it invests in seeking to achieve long-term growth.

    Although Europe Growth Fund and Pacific Growth Fund primarily invest in different geographic regions and Global Growth Fund is not generally subject to geographic restrictions on its investments, each of the Funds emphasizes a growth investment style that focuses on the same characteristics in selecting portfolio investments: companies with strong competitive advantages, effective research, product development, strong management and financial strength. Furthermore, each of the Funds invests primarily in stock, and each Fund makes similar use of other equity-related securities, such as preferred stock, convertible securities and American Depositary Receipts (ADRs), as well as derivative and hedging strategies. After the acquisitions it is expected that the combined fund will be managed according to the investment objectives and policies of Global Growth Fund.

    The benchmark index for Europe Growth Fund is the Morgan Stanley Capital International Europe Index, a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe. As of September 2002, the index consisted of the following 16 developed market country indices: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, The Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. The benchmark index for Pacific Growth Fund is the Morgan Stanley Capital International All Country Asia Pacific Free Gross Index, a weighted, unmanaged index comprised of approximately 950 securities listed on the stock exchanges of Australia, Hong Kong, Japan, Malaysia, Singapore, Indonesia, China (free), Pakistan, Taiwan, India, South Korea, the Philippines and Thailand. The benchmark index for Global Growth Fund is the Morgan Stanley Capital International World Index, a weighted, unmanaged index of performance of approximately 1,500 securities listed on stock exchanges of the U.S., Europe, Canada, Australia, and the Far East.

    Europe Growth Fund, Pacific Growth Fund and Global Growth Fund are each managed by PI. The address of PI is Gateway Center Three, 100 Mulberry Street, 14th Floor, Newark, New Jersey 07102-4077. PI and its predecessors have served as manager or administrator to investment companies since 1987. As of June 30, 2003, PI served as manager to all of the Prudential Mutual Funds, and as manager or administrator to 21 closed-end investment companies, with aggregate assets of approximately $ billion.

    Europe Growth Fund, Pacific Growth Fund and Global Growth Fund typically distribute all or substantially all of their ordinary income and net realized capital gains annually.

INVESTMENT ADVISORY SERVICES

    Under separate management agreements with each of the Funds, PI currently provides investment advisory services for each Fund. Each Fund, however, has a different subadviser. Europe Growth Fund is subadvised by Gartmore Global Partners (Gartmore). Pacific Growth Fund is subadvised by JF International Management Inc. (JFIMI), and Global Growth Fund is subadvised by Jennison Associates LLC (Jennison). Jennison is an affiliate of PI. Stephen Jones and Gary Clarke serve as co-portfolio managers of Europe Growth Fund. Roger P.F. Ellis serves as the portfolio manager of Pacific Growth Fund. Daniel J. Duane, CFA and Michelle I. Picker, CFA serve as co-portfolio managers for Global Growth Fund. For more information about the subadvisers or portfolio managers, see the Prospectuses of the relevant Funds. The other service providers to the Funds are not expected to change as a result of the Acquisitions.

EXPENSE STRUCTURES

    Europe Growth Fund, Pacific Growth Fund and Global Growth Fund each pay a monthly management fee to PI. PI, in turn, pays out of its management fee a fee to each Fund's subadviser for providing advisory services to each Fund. Europe Growth Fund, Pacific Growth Fund and Global Growth Fund have each agreed to pay a management fee to PI at an annual rate of .75% of average net assets.

    The management fee paid by each Fund covers PI's oversight of each Fund's respective investment portfolios. PI also administers each Fund's corporate affairs and, in connection therewith, furnishes each Fund with office facilities, together with those ordinary clerical and bookkeeping services that are not furnished by the Fund's custodian or transfer and dividend disbursing agent. Officers and employees of PI serve as officers and Directors of each Fund without compensation.

    Although the management fee paid by each Fund to PI is identical, the annual net operating expenses of the Funds for their most recently completed fiscal years are different. As indicated in the comparative tables on page [ ], each share class of Europe Growth Fund and Pacific Growth Fund has higher net annual operating expenses than the corresponding share class of Global Growth Fund. Prudential Investment Management Services LLC (PIMS), each Fund's Distributor, has contractually agreed to waive a portion of the distribution and service (12b-1) fee payable by Class A shares of each Fund (.05% of a fee of .30%). Shareholders should understand that the contractual waiver by PIMS is enforceable for one-year periods and may be terminated with respect to any subsequent fiscal year on not less than 30 days' notice prior to the end of a current fiscal year. The contractual waiver by PIMS for Global Growth Fund extends through October 31, 2003. The contractual waivers by PIMS for Europe Growth Fund and Pacific Growth Fund extend through April 30, 2004 and
October 31, 2003, respectively. There is no assurance that PIMS will continue any of the waivers beyond the indicated dates.

    If the Transaction is approved, shareholders of Europe Growth Fund and Pacific Growth Fund are each expected to realize a reduction in both the net annual operating expenses and gross annual operating expenses (that is, without any waivers) paid on their investment.

    BECAUSE THE NET ANNUAL OPERATING EXPENSES OF GLOBAL GROWTH FUND WILL INCREASE IF SHAREHOLDERS OF PACIFIC GROWTH FUND APPROVE THE TRANSACTION BUT SHAREHOLDERS OF EUROPE GROWTH FUND DO NOT APPROVE THE TRANSACTION, THE ACQUISITION OF PACIFIC GROWTH FUND WILL ONLY PROCEED IF THE SHAREHOLDERS OF EUROPE GROWTH FUND APPROVE THE ACQUISITION OF THEIR FUND AND THAT ACQUISITION IS CONSUMMATED. IF SHAREHOLDERS OF EUROPE GROWTH FUND DO NOT APPROVE THE ACQUISITION, THERE WILL BE NO CHANGE IN THE MANAGEMENT OR OPERATION OF EITHER EUROPE GROWTH FUND OR PACIFIC GROWTH FUND AND THE ACQUISITION WILL NOT PROCEED. IF SHAREHOLDERS OF EUROPE GROWTH FUND APPROVE THE ACQUISITION BUT SHAREHOLDERS OF PACIFIC GROWTH FUND DO NOT, THEN ONLY EUROPE GROWTH FUND WILL BE ACQUIRED.

PURCHASES, REDEMPTIONS, EXCHANGES AND DISTRIBUTIONS

    Each of Europe Growth Fund, Pacific Growth Fund and Global Growth Fund offers four classes of shares: Class A, Class B, Class C and Class Z, and each Fund has the same policies with respect to purchasing shares, redeeming or exchanging shares, and distributions. For more information regarding the Funds' policies, see "Purchases, Redemptions, Exchanges and Distributions" below.

TAX CONSIDERATIONS

    For federal income tax purposes, no gain or loss will be recognized by the shareholders of Europe Growth Fund or, Pacific Growth Fund as a result of the Acquisitions. For a more detailed discussion of the federal income tax consequences, see "U.S. Federal Income Tax Considerations" below.

APPRAISAL RIGHTS

    Shareholders of Europe Growth Fund and Pacific Growth Fund do not have appraisal rights under Maryland law in connection with the Transaction.

    Shareholders of Europe Growth Fund or Pacific Growth Fund may, however, redeem their shares at net asset value prior to the date of the proposed acquisition of their Fund's assets.

    Overall, the proposed Transaction would provide shareholders of Europe Growth Fund and Pacific Growth Fund with the following benefits:

    - the opportunity to participate in a larger fund;

    - investment in a fund with an investment objective and policies similar to the investment objectives and policies of Europe Growth Fund and Pacific Growth Fund; and

    - net and gross annual operating expenses for Class A, Class B, Class C and Class Z shares that are expected to be substantially lower than those of the same class of Europe Growth Fund and Pacific Growth Fund.

    THE BOARD OF DIRECTORS OF EACH OF EUROPE GROWTH FUND AND PACIFIC GROWTH FUND BELIEVE THAT THE TRANSACTION WILL BENEFIT SHAREHOLDERS OF EUROPE GROWTH FUND AND PACIFIC GROWTH FUND RESPECTIVELY, AND RECOMMEND THAT THEIR RESPECTIVE SHAREHOLDERS VOTE IN FAVOR OF THE TRANSACTION.

                            THE PROPOSED TRANSACTION

    Shareholders of Europe Growth Fund will be asked at the Meetings to vote upon and approve the Agreement under which Europe Growth Fund will transfer all of its assets to, and all of its liabilities will be assumed by, Global Growth Fund whereupon Global Growth Fund will be the surviving mutual fund, and each whole and fractional share of each class of Europe Growth Fund shall be exchanged for whole and fractional shares of equal net asset value of the same class of Global Growth Fund, and shares of Europe Growth Fund would be cancelled, on or about the Effective Time. Shareholders of Pacific Growth Fund will be asked at the Meetings to vote upon and approve the Agreement, under which Pacific Growth Fund will transfer all of its assets to, and all of its liabilities will be assumed by, Global Growth Fund whereupon Global Growth Fund will be the surviving mutual fund, and each whole and fractional share of each class of Pacific Growth Fund shall be exchanged for whole and fractional shares of equal net asset value of the same class of Global Growth Fund, and shares of Pacific Growth Fund would be cancelled, on or about the Effective Time. Approval of the Transaction as it relates to Europe Growth Fund will be determined by approval of the shareholders of Europe Growth Fund and approval of the Transaction as it relates to Pacific Growth Fund will be determined by approval of shareholders of Pacific Growth Fund. No vote by shareholders of Global Growth Fund is required.

    The Agreements provide that it is a condition to each Fund's obligation to complete the relevant Acquisition that the Funds will have received an opinion of counsel that the Acquisition will not result in any taxable gain or loss for U.S. federal income tax purposes to Europe Growth Fund, Pacific Growth Fund, or Global Growth Fund.

FUND OPERATING EXPENSES

    Each Fund pays a management fee to PI for managing its investments and business affairs which is calculated and paid to PI every month. Each Fund pays PI a management fee at an annual rate of 0.75% of its average daily net assets.

    In addition to the management fee, each Fund incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and financial reports. For the period ended October 31, 2002, Global Growth Fund's annualized total operating expense ratios for Class A shares was 1.46% (after waivers and reimbursements), for Class B shares was 2.00%, for Class C shares was 2.21% and for Class Z shares was 1.21%. For the period ended April 30, 2003, Europe Growth Fund's annualized total operating expense ratios for Class A shares was 1.87% (after waivers and reimbursements), for Class B shares was 2.62%, for Class C shares was 2.62% and for Class Z shares was 1.62%. For the period ended October 31, 2002, Pacific Growth Fund's annualized total operating expense ratios for Class A shares was 2.39% (after waivers and reimbursements), for Class B shares was 3.14%, for Class C shares was 3.14% and for Class Z shares was 2.14%.

    If shareholders of Europe Growth Fund, or shareholders of both Funds, approve the applicable Transaction, Global Growth Fund's expense structure will apply, except that there is no assurance that the fee waiver of PIMS will continue past October 31, 2003 for Global Growth Fund. Assuming continuation of Global Growth Fund's current expenses, this expense structure would decrease the total operating expenses currently incurred by shareholders of each class of shares of Europe Growth Fund and Pacific Growth Fund. If the proposed Transaction is not approved (or if shareholders of Pacific Growth Fund approve the Transaction, but shareholders of Europe Growth Fund do not), Europe Growth Fund and Pacific Growth Fund will each continue with their current fee structure, except that there is no assurance that the fee waiver of PIMS will continue past April 30, 2004 for Europe Growth Fund or October 31, 2003 for Pacific Growth Fund. For more information about each Fund's current fees, refer to the applicable Prospectuses. See the Pro Forma Capitalization and Ratios below for estimates of expenses if the Acquisition is approved.

SHAREHOLDER FEES

    The following table shows the shareholder fees that are imposed on new purchases of shares of Global Growth Fund and which are the same as the shareholder fees imposed on new purchases of Europe Growth Fund or Pacific Growth Fund. These fees will not be imposed on new shares of Global Growth Fund which are acquired pursuant to the acquisition of Europe Growth Fund or Pacific Growth Fund.

  SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)

                                CLASS A  CLASS B  CLASS C   CLASS Z
  Maximum sales charge (load)
   imposed on purchases (as a
   percentage of offering
   price)                           5%     None     1%(2)     None
  Maximum deferred sales
   charge (load) imposed on
   sales (as a percentage of
   the lower of original
   purchase price or sale
   proceeds)                     1%(3)    5%(4)     1%(5)     None

1 YOUR BROKER MAY CHARGE YOU A SEPARATE OR ADDITIONAL FEE FOR PURCHASES AND
  SALES OF SHARES.

2 INVESTORS WHO PURCHASE CLASS C SHARES THROUGH CERTAIN UNAFFILIATED BROKERS MAY
  PURCHASE CLASS C SHARES WITHOUT PAYING THE 1% INITIAL SALES CHARGE.

3 INVESTORS WHO PURCHASE $1 MILLION OR MORE OF CLASS A SHARES ARE NOT SUBJECT TO
  AN INITIAL SALES CHARGE BUT ARE SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE
  (CDSC) OF 1% FOR SHARES REDEEMED WITHIN 12 MONTHS OF PURCHASE. THIS CHARGE IS WAIVED FOR ALL SUCH CLASS A SHAREHOLDERS OTHER THAN THOSE WHO PURCHASED THEIR SHARES THROUGH CERTAIN BROKER-DEALERS THAT ARE NOT AFFILIATED WITH PRUDENTIAL FINANCIAL, INC. (PRUDENTIAL).

4 THE CDSC FOR CLASS B SHARES DECREASES BY 1% ANNUALLY TO 1% IN THE FIFTH AND
  SIXTH YEARS AND 0% IN THE SEVENTH YEAR. CLASS B SHARES CONVERT TO CLASS A SHARES APPROXIMATELY SEVEN YEARS AFTER PURCHASE.

5 THE CDSC FOR CLASS C SHARES IS 1% FOR SHARES REDEEMED WITHIN 18 MONTHS OF
  PURCHASE.

COMPARATIVE FEE TABLES

    The following tables show the fees and expenses of Class A, Class B, Class C and Class Z shares of Europe Growth Fund, Pacific Growth Fund and Global Growth Fund, and pro forma fees for the combined fund after giving effect to the Transaction (the "Combined Global Growth Fund"), including the effect of PIMS' expense waiver previously described. THE PRO FORMA FEES SHOWN IN THE FOLLOWING TABLES ASSUME THAT SHAREHOLDERS OF BOTH EUROPE GROWTH FUND AND PACIFIC GROWTH FUND APPROVE THE ACQUISITION. BECAUSE THE NET ANNUAL OPERATING EXPENSES FOR GLOBAL GROWTH FUND WILL INCREASE IF THE TRANSACTION IS APPROVED BY THE SHAREHOLDERS OF PACIFIC GROWTH FUND BUT THE TRANSACTION IS NOT APPROVED BY SHAREHOLDERS OF EUROPE GROWTH FUND, THE TRANSACTION WILL NOT PROCEED UNLESS SHAREHOLDERS OF EUROPE GROWTH FUND APPROVE THE TRANSACTION WITH THEIR FUND. However, if shareholders of Europe Growth approve the Proposed Transaction, the acquisition of the assets of Europe Growth Fund will proceed whether or not shareholders of Pacific Growth Fund approve the proposed Transaction.

    Fund operating expenses are paid out of each Fund's assets. Expenses are factored into each Fund's share price or dividends and are not charged directly to shareholder accounts. The following figures are based on historical expenses of each Fund as of their most recently completed fiscal years. The figures for the Combined Global Growth Fund are based on October 31, 2002 amounts.

CLASS A SHARES

                                                                                           PRO FORMA
                                                                                         EUROPE GROWTH       PRO FORMA
                                                                                            FUND &           COMBINED
                                   EUROPE GROWTH    PACIFIC GROWTH     GLOBAL GROWTH     GLOBAL EUROPE     GLOBAL GROWTH
                                       FUND              FUND              FUND              FUND              FUND
                                  CLASS A SHARES    CLASS A SHARES    CLASS A SHARES    CLASS A SHARES    CLASS A SHARES
                                  ---------------   ---------------   ---------------   ---------------   ---------------
Management Fees.................        .75%
+ Distribution and service
  (12b-1) fees..................        .30%
+ Other expenses................        .87%
= TOTAL ANNUAL OPERATING
  EXPENSES......................       1.92%
- Fee waiver or expense
  reimbursement.................        .05%
= NET ANNUAL OPERATING
  EXPENSES......................       1.87%

------------------------

* For the fiscal years ending April 30, 2004 and October 30, 2003, respectively, the Distributor of Europe Growth Fund and Pacific Growth Fund has contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares to .25 of 1% of the average daily net assets of the Class A shares.

** For the fiscal year ending October 31, 2003, the Distributor of the Global Growth Fund has contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares to .25 of 1% of the average daily net assets of the Class A shares.

CLASS B SHARES

                                                                                          PRO FORMA
                                                                                        EUROPE GROWTH       PRO FORMA
                                                                                            FUND &          COMBINED
                                   EUROPE GROWTH    PACIFIC GROWTH     GLOBAL GROWTH    GLOBAL GROWTH     GLOBAL GROWTH
                                       FUND              FUND              FUND              FUND             FUND
                                  CLASS B SHARES    CLASS B SHARES    CLASS B SHARES    CLASS B SHARES   CLASS B SHARES
                                  ---------------   ---------------   ---------------   --------------   ---------------
Management Fees.................        .75%
+ Distribution and service
  (12b-1) fees..................       1.00%
+ Other expenses................        .87%
= TOTAL ANNUAL OPERATING
  EXPENSES......................       2.62%
- Fee waiver or expense
  reimbursement.................        None
= NET ANNUAL OPERATING
  EXPENSES......................       2.62%

CLASS C SHARES

                                                                                          PRO FORMA
                                                                                        EUROPE GROWTH       PRO FORMA
                                                                                            FUND &          COMBINED
                                   EUROPE GROWTH    PACIFIC GROWTH     GLOBAL GROWTH    GLOBAL GROWTH     GLOBAL GROWTH
                                       FUND              FUND              FUND              FUND             FUND
                                  CLASS C SHARES    CLASS C SHARES    CLASS C SHARES    CLASS C SHARES   CLASS C SHARES
                                  ---------------   ---------------   ---------------   --------------   ---------------
Management Fees.................        .75%
+ Distribution and service
  (12b-1) fees..................        1.00
+ Other expenses................        .87%
= TOTAL ANNUAL OPERATING
  EXPENSES......................       2.62%
- Fee waiver or expense
  reimbursement.................        None
= NET ANNUAL OPERATING
  EXPENSES......................       2.62%

CLASS Z SHARES

                                                                                          PRO FORMA
                                                                                        EUROPE GROWTH       PRO FORMA
                                                                                            FUND &          COMBINED
                                   EUROPE GROWTH    PACIFIC GROWTH     GLOBAL GROWTH    GLOBAL GROWTH     GLOBAL GROWTH
                                       FUND              FUND              FUND              FUND             FUND
                                  CLASS Z SHARES    CLASS Z SHARES    CLASS Z SHARES    CLASS Z SHARES   CLASS Z SHARES
                                  ---------------   ---------------   ---------------   --------------   ---------------
Management Fees.................        .75%
+ Distribution and service
  (12b-1) fees..................        None
+ Other expenses................        .87%
= TOTAL ANNUAL OPERATING
  EXPENSES......................       1.62%
- Fee waiver or expense
  reimbursement.................        None
= NET ANNUAL OPERATING
  EXPENSES......................       1.62%

EXAMPLES OF THE EFFECT OF FUND EXPENSES

    The following table illustrates the expenses on a hypothetical $10,000 investment in each Fund under the current and pro forma (combined fund) expenses calculated at the rates stated above for the first year, and thereafter using gross expenses with no fee waivers or expense reimbursements, assuming a 5% annual return, and assuming that you sell your shares at the end of each period.

CLASS A SHARES

                                                         ONE YEAR   THREE YEAR   FIVE YEAR   TEN YEAR
                                                         --------   ----------   ---------   --------
Europe Growth Fund.....................................    $680       $1,068      $1,480      $2,627
Pacific Growth Fund....................................
Global Growth Fund.....................................

CLASS B SHARES

                                                         ONE YEAR   THREE YEAR   FIVE YEAR   TEN YEAR
                                                         --------   ----------   ---------   --------
Europe Growth Fund.....................................    $765       $1,114      $1,490      $2,705
Pacific Growth Fund....................................
Global Growth Fund.....................................

CLASS B SHARES (ASSUMING NO REDEMPTION)

                                                         ONE YEAR   THREE YEAR   FIVE YEAR   TEN YEAR
                                                         --------   ----------   ---------   --------
Europe Growth Fund.....................................    $265        $814       $1,390      $2,705
Pacific Growth Fund....................................
Global Growth Fund.....................................

------------------------

* Class B shares have a conversion feature whereby Class B shares held for at least six years will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. This table assumes that after the conversion, Class A shares are held instead of Class B shares until the end of the period.

CLASS C SHARES

                                                         ONE YEAR   THREE YEAR   FIVE YEAR   TEN YEAR
                                                         --------   ----------   ---------   --------
Europe Growth Fund.....................................    $462        $906       $1,476      $3,024
Pacific Growth Fund....................................
Global Growth Fund.....................................

CLASS C SHARES (ASSUMING NO REDEMPTION)

                                                         ONE YEAR   THREE YEAR   FIVE YEAR   TEN YEAR
                                                         --------   ----------   ---------   --------
Europe Growth Fund.....................................    $462        $906       $1,476      $3,024
Pacific Growth Fund....................................
Global Growth Fund.....................................

CLASS Z SHARES

                                                         ONE YEAR   THREE YEAR   FIVE YEAR   TEN YEAR
                                                         --------   ----------   ---------   --------
Europe Growth Fund.....................................    $165        $511       $  881      $1,922
Pacific Growth Fund....................................
Global Growth Fund.....................................

    These examples assume that all dividends and other distributions are reinvested and that the percentage amounts listed under "Total annual operating expenses" remain the same in the years shown. These examples illustrate the effect of expenses, but are not meant to suggest actual or expected expenses, which may vary. The assumed return of 5% is not a prediction of, and does not represent, actual or expected performance of any Fund.

PRO FORMA CAPITALIZATION

    The following table shows the capitalization of Europe Growth Fund, Pacific Growth Fund and Global Growth Fund as of October 31, 2002 and the pro forma Europe Growth Fund and Global Growth Fund and the Combined Global Growth Fund capitalization as if the Acquisition had occurred on that date.

                                                                                                PRO FORMA
                                                                                              EUROPE GROWTH
                                                                                PRO FORMA         FUND &
                                                                              EUROPE GROWTH   PACIFIC GROWTH
                                                                                 FUND &           FUND &
                             EUROPE GROWTH   PACIFIC GROWTH   GLOBAL GROWTH   GLOBAL GROWTH   GLOBAL GROWTH
                                 FUND             FUND            FUND            FUND             FUND
                             -------------   --------------   -------------   -------------   --------------
Net Assets (000s)
  Class A..................     $54,636         $                $               $                $
  Class B..................     $31,987         $                $               $                $
  Class C..................     $ 5,255         $                $               $                $
  Class Z..................     $ 5,518         $                $               $                $
Net Asset Value Per Share
  Class A..................     $ 10.38         $                $               $                $
  Class B..................     $  9.73         $                $               $                $
  Class C..................     $  9.75         $                $               $                $
  Class Z..................     $ 10.49         $                $               $                $
Shares Outstanding (000s)
  Class A..................       5,262
  Class B..................       3,288
  Class C..................         539
  Class Z..................         526

FORMS OF ORGANIZATION

    Europe Growth Fund is a diversified, open-end management investment company organized as a Maryland corporation on March 18, 1994. Pacific Growth Fund is a diversified, open-end management investment company organized as a Maryland corporation on August 14, 1991. Global Growth Fund is a series of Prudential World Fund, Inc. (World Fund), which is also a diversified, open-end management investment company organized as a Maryland corporation on September 28, 1984. Europe Growth Fund is authorized to issue 2 billion shares of common stock, 500 million of which are designated Class A shares, 500 million of which are designated Class B shares, 500 million of which are designated Class C shares and 500 million of which are designated Class Z shares. Pacific Growth Fund is authorized to issue 2 billion shares of common stock, 500 million of which are designated Class A shares, 500 million of which are designated Class B shares, 500 million of which are designated Class C shares and 500 million of which are designated Class Z shares. Prudential World Fund, Inc. is authorized to issue
1.5 billion shares of common stock, 500 million of which are designated as shares of Global Growth Fund, which are further designated as 125 million
Class A shares, 125 million Class B shares, 125 million Class C shares and 125 million Class Z shares. Prudential World Fund, Inc. also offers two other series: Strategic Partners International Value Fund and Jennison International Growth Fund, each of which is also authorized to issue 500 million shares.

    Because the Company and each of the Funds are all organized as Maryland corporations, the rights of shareholders of the Company and each Fund under state law is substantially identical. However, there are several material differences among the By-Laws of each of World Fund, Europe Growth Fund, and Pacific Growth Fund, which we have summarized below. It should be noted that for matters requiring the approval of shareholders of all shareholders of the Company, as opposed to matters that are submitted only to shareholders of a series of the Company, the shareholders of the other series of the Company participate in such voting together with the shareholders of Global Growth Fund.

BY-LAWS

    SPECIAL MEETINGS. Both Pacific Growth Fund and Europe Growth Fund are required to call a shareholder meeting if requested to do so by shareholders holding not less than 10% of the common stock entitled to vote at the meeting. World Fund is required to call a shareholder meeting if requested to do so by shareholders entitled to cast at least a majority of all votes entitled to be cast.

    ELECTION OF DIRECTORS. For both World Fund and Pacific Growth Fund, a plurality of votes cast is sufficient to elect directors. Europe Growth Fund requires a majority of votes cast in order to elect directors.

    ADVANCE NOTICE OF BUSINESS TO BE TRANSACTED AT SHAREHOLDER MEETINGS. In order for eligible World Fund shareholders to nominate Directors for election, or propose business to be considered, at a shareholder meeting, they must make submissions in a specific written format within set timelines. For an annual meeting, notice must be received by World Fund, (a) not less than 90 days nor more than 120 days prior to the first anniversary of the prior year's annual meeting; or (b) if there was no annual meeting in the prior year, or the meeting is advanced by more than 30 days or delayed by more than 60 days from the anniversary date, then (x) not earlier than the 90th day prior to the annual meeting, and (y) not later than the later of (i) the 60th day prior to such annual meeting, and (ii) the 10th day following public announcement of the date of the meeting. For special meetings, shareholders are only entitled to submit Board nominees, and must deliver such proposal not later 10 days following the earlier of (i) notice of the meeting was mailed or (ii) public notice of the date of the meeting. Pacific Growth Fund and Europe Growth Fund do not have similar limitations.

    REMOVAL OF DIRECTORS. Shareholders of World Fund can remove Directors only upon a vote of 2/3 of the outstanding votes entitled to be cast in the election of directors. Shareholders of Europe Growth Fund and Pacific Growth Fund can remove Directors upon a majority vote.

    AMENDMENT OF BY-LAWS. World Fund's By-Laws can be amended by the shareholders or by 2/3 vote of the Board of Directors. The By-Laws of both Pacific Growth Fund and Europe Growth Fund can be amended by the shareholders, or by majority vote of the Board of Directors.

    In addition to the material differences among the by-laws of the Funds, shareholders of World Fund are currently voting on a proposal to amend certain provisions of the state charter of World Fund. If approved by shareholders, the state charter of World Fund will include several provisions which are materially different than the comparable provisions in the state charters for Europe Growth Fund and Pacific Growth Fund. The material differences among the state charters are summarized below.

STATE CHARTERS

    QUORUM. For each of Pacific Growth Fund and Europe Growth Fund, to achieve a quorum for the transaction of business at a shareholder meeting requires the presence, in person or by proxy, of a majority of all votes entitled to be cast at that meeting. World Fund's Charter provides for a quorum of one-third of the votes entitled to be cast at a meeting.

    LIMITATION ON LIABILITY. World Fund's Charter provides that, to the extent permitted by law, a director or officer of the Company will not be liable to the Company or its shareholders for monetary damages for breach of fiduciary duty. The Charters of Europe Growth Fund and Pacific Growth Fund do not include this provision.

    VOTING. Shareholders of Pacific Growth Fund and Europe Growth Fund may cast one vote for each share entitled to vote on a given matter. In other words, for Pacific Growth Fund and Europe Growth Fund, whether a voting share represents $1 or $100 of net asset value, that share is entitled to one vote. Shareholders of World Fund are entitled to cast one vote for each dollar of net asset value represented by each share entitled to vote on a given matter. As a result, a voting share representing $100 of net asset value will be entitled to 100 votes, while a voting share representing $10 of net asset value will only be entitled to 10 votes.

    REDEMPTION FEES. World Fund is explicitly authorized in its Charter to subtract redemption fees and other charges set by the Board from the amount payable to shareholders in connection with a redemption of shares by shareholders or by World Fund. The Charters of Europe Growth Fund and Pacific Growth Fund do not include this provision.

    It should be noted that for matters requiring the approval of shareholders of World Fund as opposed to matters that are submitted only to shareholders of a series of World Fund, the shareholders of the other series of World Fund participate in such voting together with the shareholders of Global Growth Fund.

PERFORMANCE

    The following tables compare the annual returns for the periods set forth below for each Fund. The bar charts show each Fund's performance for each full calendar year for the last 10 calendar years (or since inception, if less than 10 calendar years). The bar charts and tables below demonstrate the risk of investing in each Fund by showing how returns can change from year to year and by showing how each Fund's average annual total return for 1 year, 5 years, 10 years and since inception compared with a stock index and a group of similar mutual funds. Past performance, before and after taxes, is not an indication that a Fund will achieve similar results in the future.

EUROPE GROWTH FUND

ANNUAL RETURNS(1) (CLASS B SHARES)

1 THESE ANNUAL RETURNS DO NOT INCLUDE SALES CHARGES. IF SALES CHARGES WERE
  INCLUDED, THE ANNUAL RETURNS WOULD BE LOWER THAN THOSE SHOWN. THE TOTAL RETURN
  OF THE FUND'S CLASS B SHARES FROM       TO       WAS     %.

PACIFIC GROWTH FUND

ANNUAL RETURNS (CLASS B SHARES)(1)

1 THESE ANNUAL RETURNS DO NOT INCLUDE SALES CHARGES. IF SALES CHARGES WERE
  INCLUDED, THE ANNUAL RETURNS WOULD BE LOWER THAN THOSE SHOWN. THE TOTAL RETURN
  OF THE FUND'S CLASS B SHARES FROM       TO       WAS     %.

GLOBAL GROWTH FUND

ANNUAL RETURNS (CLASS B SHARES)(1)

1 THESE ANNUAL RETURNS DO NOT INCLUDE SALES CHARGES. IF SALES CHARGES WERE
  INCLUDED, THE ANNUAL RETURNS WOULD BE LOWER THAN THOSE SHOWN. THE TOTAL RETURN
  OF THE FUND'S CLASS B SHARES FROM       TO       WAS     %.

PERFORMANCE COMPARISONS OF THE FUNDS

    The following tables compare each Fund's average annual total returns on a before-tax and after-tax basis as indicated, for the periods set forth below. Average annual total returns include the deduction of sales charges, are based on past results and are not an indication of future performance.

           AVERAGE ANNUAL TOTAL RETURNS BEFORE TAXES (CLASS A SHARES)
                       (PERIODS ENDED DECEMBER 31, 2002)

                                          ONE YEAR*        FIVE YEAR*     TEN YEAR*   SINCE INCEPTION**
                                       ---------------   --------------   ---------   -----------------
Europe Growth Fund...................          -25.37%           -4.34%       N/A            3.01%        (7-13-94)
Pacific Growth Fund..................                %                %         %                %
Global Growth Fund...................                %                %         %                %

------------------------

* If the Fund's Distributor had not waived a portion of its distribution and service fee (12b-1 fee) during the periods shown, total returns would have been lower.

** From commencement of operations on July 13, 1994 for Europe Growth Fund, July 24, 1992 for Pacific Growth Fund, and on January 22, 1990 for Global Growth Fund.

           AVERAGE ANNUAL TOTAL RETURNS AFTER TAXES (CLASS A SHARES)
                       (PERIODS ENDED DECEMBER 31, 2002)

    RETURN AFTER TAXES ON DISTRIBUTIONS

                                          ONE YEAR         FIVE YEAR      TEN YEAR   SINCE INCEPTION
                                       ---------------   --------------   --------   ---------------
Europe Growth Fund...................          -25.37%           -5.37%       N/A          1.93%       (7-13-94)
Pacific Growth Fund..................
Global Growth Fund...................

    RETURN AFTER TAXES ON DISTRIBUTIONS AND FUND SHARES

                                          ONE YEAR         FIVE YEAR      TEN YEAR   SINCE INCEPTION
                                       ---------------   --------------   --------   ---------------
Europe Growth Fund...................          -15.58%           -3.20%       N/A          2.57%       (7-13-94)
Pacific Growth Fund..................
Global Growth Fund...................

           AVERAGE ANNUAL TOTAL RETURNS BEFORE TAXES (CLASS B SHARES)
                       (PERIODS ENDED DECEMBER 31, 2002)

                                          ONE YEAR*        FIVE YEAR*     TEN YEAR*   SINCE INCEPTION*
                                       ---------------   --------------   ---------   ----------------
Europe Growth Fund...................          -25.92%           -4.26%       N/A           2.79%        (7-13-94)
Pacific Growth Fund..................                %                %         %               %
Global Growth Fund...................                %                %         %               %

------------------------

* From commencement of operations on July 13, 1994 for Europe Growth Fund, July 24, 1992 for Pacific Growth Fund, and on May 15, 1984 for Global Growth Fund.

           AVERAGE ANNUAL TOTAL RETURNS BEFORE TAXES (CLASS C SHARES)
                       (PERIODS ENDED DECEMBER 31, 2002)

                                          ONE YEAR*        FIVE YEAR*     TEN YEAR*   SINCE INCEPTION*
                                       ---------------   --------------   ---------   ----------------
Europe Growth Fund...................          -23.60%           -4.29%       N/A           2.69%        (7-13-94)
Pacific Growth Fund..................                %                %         %               %
Global Growth Fund...................                %                %         %               %

------------------------

* From commencement of operations on July 13, 1994 for Europe Growth Fund, August 1, 1994 for Pacific Growth Fund, and on August 1, 1994 for Global Growth Fund.

           AVERAGE ANNUAL TOTAL RETURNS BEFORE TAXES (CLASS Z SHARES)
                       (PERIODS ENDED DECEMBER 31, 2002)

                                          ONE YEAR*        FIVE YEAR*     TEN YEAR*   SINCE INCEPTION*
                                       ---------------   --------------   ---------   ----------------
Europe Growth Fund...................          -21.28%           -3.13%       N/A           2.33%        (4-15-96)
Pacific Growth Fund..................                %                %         %               %
Global Growth Fund...................                %                %         %               %

------------------------

* From commencement of operations on April 15, 1996 for Europe Growth Fund, March 1, 1996 for Pacific Growth Fund, and on March 1, 1996 for Global Growth Fund.

                       INVESTMENT OBJECTIVES AND POLICIES

    If each Transaction is approved, the shareholders of each of Europe Growth Fund and Pacific Growth Fund will become shareholders of Global Growth Fund. The following information compares the investment objectives and policies of the Funds.

INVESTMENT OBJECTIVES

    Europe Growth Fund, Pacific Growth Fund and Global Growth Fund have the same primary investment objectives. Each Fund seeks long-term growth of capital. In addition, Global Growth Fund seeks income as a secondary objective. The Funds' investment objectives differ in that neither Europe Growth Fund nor Pacific Growth Fund look to provide investors with income as a secondary objective, while Global Growth Fund invests to provide income as a secondary objective. This means that Global Growth Fund may consider the income producing capability of securities in which it invests in seeking to achieve long-term growth.

    The investment objective of each Fund is a fundamental policy. This means that the objective cannot be changed without the approval of shareholders of the Fund. There can be no assurance that Europe Growth Fund, Pacific Growth Fund or Global Growth Fund will achieve its objective. With the exception of fundamental policies, investment policies (other than specified investment restrictions) of the Funds can be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES

    Europe Growth Fund seeks to achieve its investment objective by investing at least 80% of its investable assets in the securities of companies doing business in or domiciled in Europe, while Pacific Growth Fund seeks to achieve its investment objective by investing at least 80% of its investable assets in equity-related securities of companies doing business in or domiciled in the Pacific Basin region. Global Growth Fund, on the other hand, seeks to achieve its investment objective through investment primarily in equity-related securities of MEDIUM-SIZE AND LARGE U.S. AND FOREIGN (NON-U.S. BASED) COMPANIES, which means companies with market capitalizations of $1 billion or more at the time of purchase. In general, this means that Global Growth Fund will emphasize equity securities of larger companies than either Europe Growth Fund or Pacific Growth Fund. In addition, although Global Growth Fund intends to have investments in at least four developed countries, Global Growth Fund is not required to, and does not, concentrate its investments in a specific geographic region of the world, unlike Europe Growth Fund and Pacific Growth Fund, although
as of June 30, 2003 approximately [    ]% of Global Growth Fund's total net
assets were invested in Pacific Basin companies and approximately [    ]% of
Global Growth Fund's net assets were invested in European companies.

    Historically, Europe Growth Fund and Pacific Growth Fund have experienced a much higher portfolio turnover rate than Global Growth Fund. The higher portfolio turnover of Europe Growth Fund (107% for the Fund's most recent fiscal year) and Pacific Growth Fund (155% for the Fund's most recent fiscal year) as compared to Global Growth Fund's turnover (67% over the Funds' most recent fiscal year) can result in higher brokerage commissions and other transaction costs and can affect the performance of Europe Growth Fund and Pacific Growth Fund. This can also result in a greater amount of distributions as ordinary income rather than long-term capital gains.

    In determining which securities to buy, the subadvisers of each Fund (Gartmore for Europe Growth Fund, JFIMI for Pacific Growth Fund, and Jennison for Global Growth Fund) follow a growth type of strategy. This means that each adviser looks for companies that it believes are undervalued and/or will grow faster -- and earn better profits -- than other companies.

    Europe Growth Fund, Pacific Growth Fund and Global Growth Fund each invest primarily in common stock or other equity-related securities, which include preferred stock or securities that may be converted to or exchanged for common stock, such as convertible securities, like rights and warrants. Each Fund may also invest in American Depositary Receipts
(ADRs), which are certificates -- usually issued by a U.S. bank or trust company -- that represent an equity investment in a foreign company or some other foreign issuer. ADRs are valued in U.S. dollars.

    Each of the Funds may invest all of their assets in SECURITIES OF FOREIGN ISSUERS. At the present time, both Europe Growth Fund and Pacific Growth Fund invest primarily in foreign companies, as permitted by their respective Prospectuses, while Global Growth Fund invests primarily in U.S. companies. Jennison intends to continue significant investment in the U.S. for Global Growth Fund. Investments in foreign securities present specific risks, including the exposure to economies and political systems that may not be as stable as in the U.S. Each Fund is subject to currency risk -- the risk that changing values of foreign currencies could adversely impact the Funds' returns.

    Each of the Funds also may invest in "investment grade" BONDS AND FIXED INCOME OBLIGATIONS. These obligations can produce income for each Fund. Obligations are "investment grade" if they have received one of the four highest quality ratings determined by Moody's Investors Service, Inc., Standard & Poor's Ratings Services or another nationally recognized statistical rating organization (NRSRO). Obligations rated in the fourth category by an NRSRO may have speculative characteristics and are subject to a greater risk of loss of principal and interest. Each Fund may also invest in obligations that are not rated, but which the Fund's investment adviser believes to be of comparable quality to investment grade bonds.

                   COMPARISON OF OTHER POLICIES OF THE FUNDS

DIVERSIFICATION

    Each of the Funds is a diversified fund. This means that, with respect to 75% of the value of each Fund's total assets, each Fund invests in cash, cash items, obligations of the U.S. Government, its agencies or instrumentalities, securities of other investment companies and "other securities." The "other securities" are subject to the requirement that not more than 5% of total assets of the applicable Fund will be invested in the securities of a single issuer and that the applicable Fund will not hold more than 10% of any single issuer's outstanding voting securities.

    The Funds may not purchase the securities of any issuer if, as a result, a Fund would fail to be a diversified company within the meaning of the Investment Company Act of 1940, and the rules and regulations promulgated thereunder, as each may be amended from time to time except to the extent that the Fund may be permitted to do so by exemptive order, Commission release, no-action letter or similar relief or interpretations (collectively, the "1940 Act Laws, Interpretations and Exemptions").

BORROWING

    Each Fund may borrow money from banks. Each Fund may not issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act Laws, Interpretations and Exemptions. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing, and obligations of the Fund to Directors are not deemed to be a pledge of assets or the issuance of a senior security.

LENDING

    Each Fund may lend assets to brokers, dealers and financial institutions. Each Fund may make loans, including through loans of assets of the Fund, repurchase agreements, trade claims, loan participations or similar investments, as permitted by the 1940 Act Laws, Interpretations and Exemptions. For purposes of this limitation and consistent with the Fund's investment objective, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or instruments similar to any of the foregoing will not be considered the making of a loan.

ILLIQUID SECURITIES

    Each Fund may invest in illiquid securities, including those without a readily available market and repurchase agreements with maturities longer than seven days. Each Fund may hold up to 15% of its net assets in illiquid securities.

TEMPORARY DEFENSIVE INVESTMENTS

    Although PI and each subadviser normally invest assets according to each Fund's investment strategy, there are times when a Fund may temporarily invest up to 100% of its assets in money market instruments in response to adverse market, economic or political conditions.

    For more information about the risks and restrictions associated with these policies, see each Fund's Prospectus, and for a more detailed discussion of the Funds' investments, see their Statements of Additional Information, all of which are incorporated into this Proxy Statement by reference.

DERIVATIVE STRATEGIES

    Each of the Funds may use derivative strategies to try to improve the Fund's returns or hedging techniques to try to protect its assets. Derivatives, such as futures, options, foreign currency forward contracts, options on futures and swaps, involve costs and can be volatile. With derivatives, the subadviser is trying to predict whether the underlying investment -- a security, market index, currency, interest rate or some other asset, rate or index -- will go up or down at some future date. Each Fund may use derivatives to try to reduce risk or to increase return, taking into account the Fund's overall investment objective. The Funds cannot guarantee these derivative strategies will work, that the instruments necessary to implement these strategies will be available or that the Funds will not lose money.

INVESTMENT RESTRICTIONS

    Each of the Funds have identical fundamental investment restrictions, except that Pacific Growth Fund does not have a restriction prohibiting the purchase of a security if as a result 25% or more of the Fund's total assets would be invested in securities of issuers in the same industry (Global Growth Fund and Europe Growth Fund have such a limitation).

                      COMPARISON OF PRINCIPAL RISK FACTORS

    Each Fund is subject to the risks normally associated with funds that invest in equity-related securities, including the securities of foreign issuers. As described more fully below, each Fund has, other than its particular geographic focus, substantially similar investment objectives, policies and permissible investments. Because Global Growth Fund does not geographically concentrate its investments in Europe or the Pacific Basin, it is less exposed to risks associated with those specific regions, but conversely more exposed (relative to Europe Growth Fund or Pacific Growth Fund) to risks outside of those regions.

    Each Fund normally invests in common stock of U.S. and/or foreign companies.
As of June 30, 2003 Europe Growth Fund and Pacific Growth Fund invested     %
and     %, respectively, of their total assets in common stock. As of          ,
2003, Global Growth Fund invested     % of its total assets in common stock.
Investments in common stock expose each of the Funds to the following risks:

    - Individual stocks could lose value;

    - The equity markets could go down, resulting in a decline in value of the Funds' investments;

    - Companies that normally pay dividends may not do so if they do not have profits or adequate cash flow; and

    - Changes in economic or political conditions, both domestic and international, may result in a decline in value of the Funds' investments.

    In addition, because the Funds may invest all of their assets in foreign securities, [which may include smaller companies,] the Funds are also subject to the following risks:

    - Foreign markets, economies and political systems, particularly those in developing countries, may not be as stable as those in the U.S.;

    - Currency risk -- changing values of foreign currencies can cause losses;

    - Foreign securities may be less liquid than U.S. stocks and bonds;

    - Differences in foreign laws, accounting standards and public information and custody and settlement practices result in less reliable information on foreign investments and involve more risk; and

    - Investments in emerging markets securities are subject to greater volatility and price declines.

    - Smaller companies are more likely to reinvest earnings and not pay dividends;

    - Changes in interest rates may affect the securities of smaller companies more than the securities of larger companies; and

    - Securities of smaller companies may be less liquid than the securities of larger companies.

    Each Fund may use investment strategies -- such as derivatives -- that involve risk. The Funds use these risk management techniques to try to preserve assets or enhance return. Derivatives may not fully offset the underlying positions and this could result in losses to the Funds that would not otherwise have occurred.

    Each Fund may invest in illiquid securities. Illiquid securities may be difficult to value precisely or may be difficult to sell at the time or price desired.

    Each Fund may also invest in fixed-income obligations, which are subject to credit risk, market risk and interest rate risk.

    Like any mutual fund, an investment in either Europe Growth Fund, Pacific Growth Fund or Global Growth Fund could lose value. For a more complete discussion of the risks associated with any of these Funds, please refer to the "Risk/Return Summary" or the section entitled "Investment Risks" in each Fund's Prospectus.

                        OPERATIONS OF GLOBAL GROWTH FUND
                           FOLLOWING THE ACQUISITION

    Neither PI nor Jennison expect Global Growth Fund to revise its investment policies as a result of the Transactions. Neither PI nor Jennison anticipates any significant changes to the Global Growth Fund's management or general investment approach. The agents that provide Global Growth Fund with services, such as its Custodian and Transfer Agent, which also provide these services to Europe Growth Fund and Pacific Growth Fund, are not expected to change.

    All of the current investments of Europe Growth Fund and Pacific Growth Fund are permissible investments for Global Growth Fund. Nevertheless, PI may sell securities held by Europe Growth Fund or Pacific Growth Fund or Jennison may sell securities held by Global Growth Fund between shareholder approval and the Effective Time of the Transactions as may be necessary or desirable in the ongoing management of each Fund and the adjustment of each Fund's portfolio in anticipation of the Transactions. Transaction costs associated with such adjustments will be borne by the Fund that incurred them.

Transaction costs associated with such adjustments that occur after the Effective Time will be borne by Global Growth Fund.

              PURCHASES, REDEMPTIONS, EXCHANGES AND DISTRIBUTIONS

PURCHASING SHARES

    The price to buy one share of a class of each Fund is that class's net asset value, or NAV, plus, in the case of Class A and Class C shares, a front-end sales charge. Each Fund offers Class A, Class B, Class C and Class Z shares. Each Fund imposes the same sales charge on Class A shares (5% of the Class A shares' offering price for purchases under $1 million). The sales charges imposed by Class B and Class C shares of Global Growth Fund are also identical to those charged by Europe Growth Fund and Pacific Growth Fund. In the case of Class B shares, only a contingent deferred sales charge (CDSC) is charged (5% for Class B Shares decreasing annually) while Class C shares are sold with a 1% front-end load (subject to the certain exceptions) and a 1% CDSC (for shares redeemed within 18 months of purchase). In addition, if you purchase $1 million or more of Class A shares through certain broker-dealers that are not affiliated with Prudential, although you are not subject to an initial sales charge, you are subject to a 1% CDSC for shares redeemed within 12 months of purchase. Each Fund also offers Class Z shares, which are sold without either a front-end load or a CDSC and are available only to a limited group of investors. If the Transaction for your Fund is approved, you will receive the same class of shares in Global Growth Fund as you own in Europe Growth Fund or Pacific Growth Fund, as applicable, without the imposition of a sales charges.

    The Class A (in certain circumstances), Class B or Class C shares you will receive in the Transaction are subject to the identical CDSC as is applicable to your Europe Growth Fund or Pacific Growth Fund investment. In other words, the CDSC will be calculated from the first day of the month after your purchase of shares of Europe Growth Fund or Pacific Growth Fund, as applicable, exclusive of any time during which you may have been invested in a money market fund. [Similarly, the purchase of Class B shares of Europe Growth Fund or Pacific Growth Fund, as applicable, will be used for calculating the time period for the automatic conversion of any Class B shares you receive in the Acquisition to Class A shares.]

    Shares in the Funds are purchased at the next NAV calculated after your investment is received and accepted. Each Fund's NAV is normally calculated once each business day as of the close of regular trading on the New York Stock Exchange (usually, 4:00 p.m., New York time). Refer to each Fund's Prospectus for more information regarding how to buy shares.

REDEEMING SHARES

    The redemption policies for each Fund are identical. Your shares will be sold at the next NAV determined after your order to sell is received, less any applicable CDSC imposed on Class A (in certain circumstances), Class B and Class C shares. Refer to each Fund's Prospectus for more information regarding how to sell shares.

MINIMUM INVESTMENT REQUIREMENTS

    For each Fund, the minimum initial investment amount is $1,000 for Class A shares and Class B shares and $2,500 for Class C shares. There is no minimum investment for Class Z shares. The minimum additional investment amount for each class other than Class Z is $100.

PURCHASES AND REDEMPTIONS OF EUROPE GROWTH FUND AND PACIFIC GROWTH FUND

    On June 2, 2003, Europe Growth Fund and Pacific Growth Fund each closed to new accounts pending the Transaction with into Global Growth Fund. Shareholders of Europe Growth Fund or Pacific Growth Fund may redeem shares through the Effective Time of the Transaction. If the Transaction is approved, the purchase and redemption policies will be the same as the current policies of Global Growth Fund.

EXCHANGES OF FUND SHARES

    The exchange privilege currently offered by Global Growth Fund is the same as for Europe Growth Fund and Pacific Growth Fund and is not expected to change after the Acquisition. Shareholders of the Funds may exchange their shares for shares of the same class of any other Prudential or Strategic Partners Mutual Fund. If you hold Class B or Class C shares and wish to exchange into a money market fund, you must exchange into Special Money Market Fund, Inc. During the time you are invested in Special Money Market Fund, Inc., the period of time during which your CDSC is calculated is frozen. Refer to each Fund's Prospectus for restrictions governing exchanges.

DIVIDENDS AND OTHER DISTRIBUTIONS

    Each Fund distributes substantially all of its net investment income and capital gains to shareholders each year. Each Fund declares dividends, if any, annually. At or before the Effective Time, each of Europe Growth Fund and Pacific Growth Fund shall declare additional dividends or other distributions in order to distribute substantially all of its investment income and realized capital gains for the year.

                            THE PROPOSED TRANSACTION

AGREEMENT AND PLAN OF REORGANIZATION

    Each Agreement describes the terms and conditions under which the proposed transaction subject to that Agreement may be completed. Significant provisions of each Agreement are summarized below; however, this summary is qualified in its entirety by reference to each Agreement, the form of which is attached as Attachment A to this Proxy Statement.

    Each Agreement contemplates that Europe Growth Fund or Pacific Growth Fund, as applicable, will transfer all of its assets to, and all of its liabilities will be assumed by, Global Growth Fund at the Effective Time and Global Growth Fund will be the surviving Fund. Each whole and fractional Class A share of Europe Growth Fund or Pacific Growth Fund, as applicable, will be exchanged for whole and fractional Class A shares of equal net asset value of Global Growth Fund, each whole and fractional Class B share of Europe Growth Fund or Pacific Growth Fund, as applicable, will be exchanged for whole and fractional Class B shares of equal net asset value of Global Growth Fund, each whole and fractional Class C share of Europe Growth Fund or Pacific Growth Fund, as applicable, will be exchanged for whole and fractional Class C shares of equal net asset value of Global Growth Fund and each whole and fractional Class Z share of Europe Growth Fund or Pacific Growth Fund, as applicable, will be exchanged for whole and fractional Class Z shares of equal net asset value of Global Growth Fund. If requested, Global Growth Fund will issue certificates representing its shares only upon surrender of certificates for shares of Europe Growth Fund or Pacific Growth Fund, as applicable.

    Immediately after the Transaction, each former Europe Growth Fund or Pacific Growth Fund shareholder will own shares of Global Growth Fund equal to the aggregate net asset value of that shareholder's shares of Europe Growth Fund or Pacific Growth Fund immediately prior to the Transaction. The net asset value per share of Global Growth Fund will not be affected by the transaction. Thus, the Transaction will not result in a dilution of any shareholder interest. However, the Transaction will reduce the percentage ownership of each Fund's shareholders below such shareholder's current percentage of ownership in either Global Growth Fund, Europe Growth Fund or Pacific Growth Fund.

    All assets, rights, privileges, powers and franchises of Europe Growth Fund or Pacific Growth Fund, as applicable, and all debts due on whatever account to it, shall be taken and deemed to be transferred to and vested in Global Growth Fund without further act or deed, and all such assets, rights, privileges, powers and franchises, and all and every other interest of Europe Growth Fund or Pacific Growth Fund, as applicable, shall be thereafter effectively the property of Global Growth Fund as they were of Europe Growth Fund or Pacific Growth Fund. Global Growth Fund generally will be responsible for all of the liabilities and obligations of Europe Growth Fund and Pacific Growth Fund. The value of the assets and liabilities of Europe Growth Fund and Pacific Growth Fund will be determined at the Effective Time, using the valuation procedures set forth in the Prospectus and Statement of Additional Information for Europe Growth Fund and Pacific Growth Fund, as applicable. The net asset value of a share of Global Growth Fund will be determined as of the same time using the valuation procedures set forth in its Prospectus and Statement of Additional Information.

    Any transfer taxes payable upon issuance of shares of Global Growth Fund in a name other than that of the registered holder of the shares on the books of Europe Growth Fund or Pacific Growth Fund, as applicable, as of that time will be payable by the person to whom such shares are to be issued as a condition of such transfer.

    The completion of the Transaction is subject to a number of conditions set forth in each Agreement, some of which may be waived by either party to the Agreement. In addition, each Agreement may be amended in any mutually agreeable manner, except that no amendment that may have a materially adverse effect on the shareholders' interests may be made subsequent to the Meetings.

REASONS FOR THE TRANSACTION

    The Board of Directors (the Board) of each Fund has determined that the Transaction is in the best interests of the shareholders of its Fund and that the Transaction will not result in a dilution of the pecuniary interests of shareholders of their Fund.

    In considering the Transaction, each Board considered a number of factors that it believes benefits the shareholders of its Fund, including the following:

    - the compatibility of the Funds' investment objectives, policies and restrictions;

    - the relative past and current growth in assets and investment performance of the Funds and future prospects for Global Growth Fund;

    - the relative expense ratios of the Funds;

    - the tax consequences of the Transaction; and

    - the relative size of the Funds and the decrease in the assets and the number of shareholders of Europe Growth Fund and Pacific Growth Fund.

    PI recommended the Transaction to the Board of each Fund at meetings held on May 29, 2003. In recommending the Transaction, PI advised each Board that the Funds have similar investment objectives, policies and investment portfolios. PI informed each Board that the Funds differed primarily with respect to the investment emphasis, with Europe Growth Fund investing in securities of companies based in or domiciled in Europe and Pacific Growth Fund investing in securities of companies based in or domiciled in the Pacific Basin Region. PI further informed each Board that the Funds also differed in their expense structures.

    Each Board considered that if the Transaction is approved, shareholders of Europe Growth Fund and Pacific Growth Fund, as applicable, regardless of the class of shares they own, should realize a reduction in both the net annual operating expenses and gross annual operating expenses (that is, without any waivers or reimbursements) paid on their investment. Although the Distributor of Europe Growth Fund, Pacific Growth Fund and Global Growth Fund has contractually agreed to its waiver of a portion of the distribution and service (Rule 12b-1) fee for Class A shares for their respective current fiscal years, THERE CAN BE NO ASSURANCE THAT THE WAIVER WILL CONTINUE THEREAFTER OR, IF CONTINUED, THAT THE AMOUNT OF SUCH WAIVER WOULD NOT BE REDUCED. IN RECOMMENDING THE TRANSACTION TO EACH BOARD, PI NOTED THAT THE TRANSACTION WITH PACIFIC GROWTH FUND ALONE WAS EXPECTED TO INCREASE THE NET ANNUAL OPERATING EXPENSES OF GLOBAL GROWTH FUND, BUT THAT SUCH NET ANNUAL OPERATING EXPENSES WERE NOT EXPECTED TO INCREASE IF BOTH FUNDS WERE ACQUIRED. ACCORDINGLY, PI

RECOMMENDED, AND EACH BOARD AGREED, THAT THE TRANSACTION WITH PACIFIC GROWTH FUND WOULD BE CONDITIONED UPON THE CONSUMMATION OF THE ACQUISITION OF EUROPE GROWTH FUND.

DESCRIPTION OF THE SECURITIES TO BE ISSUED

    Prudential World Fund, Inc., of which Global Growth Fund is a series, was incorporated in Maryland on February 28, 1984. It is registered with the Commission as an open-end management investment company. Prudential World
Fund, Inc. is authorized to issue 1.5 billion of shares of common stock, $.01 par value per share, equally divided into three series, including Global Growth Fund (500 million authorized shares). The authorized shares of Global Growth Fund are further divided into four classes of shares, designated as Class A, Class B, Class C and Class Z common stock. Each class of common stock represents an interest in the same assets of Global Growth Fund and is identical in all respects except that:

    - each class is subject to different sales charges and distribution and/or service (12b-1) fees, except for Class Z shares, which are not subject to any sales charges or distribution and/or service fees;

    - each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of that class differ from the interests of any other class;

    - each class has a different exchange privilege;

    - only Class B shares have a conversion feature whereby Class B shares held for at least six years will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase; and

    - Class Z shares are offered exclusively for sale to a limited group of investors.

    Shares of Global Growth Fund, when issued and paid for are fully paid and nonassessable. Except for the conversion feature applicable to Class B shares, there are no conversion, preemptive or other subscription rights. The voting and dividend rights, the right of redemption and the privilege of exchange are described in Global Growth Fund's Prospectus.

    Global Growth Fund does not intend to hold annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing Directors unless less than a majority of the Directors holding office have been elected by shareholders, at which time the Directors then in office will call a shareholder meeting for the election of Directors. Shareholders of record of two-thirds of the outstanding shares of Prudential World Fund, Inc. may remove a Director by votes cast in person or by proxy at a meeting called for that purpose. The Directors are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Director, or to transact any other business, when requested in writing to do so by the shareholders of record holding at least 50% of World Fund's outstanding shares.

U.S. FEDERAL INCOME TAX CONSIDERATIONS

    The Acquisition is intended to qualify for U.S. federal income tax purposes as a reorganization under the Code. It is a condition to each Fund's obligation to complete the Acquisition that the Funds will have received an opinion from Sullivan & Cromwell LLP, counsel to the Funds, based upon representations made by each of Europe Growth Fund, Pacific Growth Fund and Global Growth Fund, and upon certain assumptions, substantially to the effect that:

    1. The acquisition by Global Growth Fund of the assets of either Europe Growth Fund or Pacific Growth Fund in exchange solely for voting shares of Global Growth Fund and the assumption by Global Growth Fund of the liabilities of Europe Growth Fund and Pacific Growth Fund, if any, followed by the distribution of the Global Growth Fund shares acquired by each of Europe Growth Fund and Pacific Growth Fund PRO RATA to their shareholders, will constitute a reorganization within the meaning of Section 368(a)(1) of the Code, and each of Europe Growth Fund, Pacific Growth Fund and Global Growth Fund each will be "a party to a reorganization" within the meaning of
       Section 368(b) of the Code;

    2. The shareholders of Europe Growth Fund and Pacific Growth Fund will not recognize gain or loss upon the exchange of all of their shares of either Europe Growth Fund or Pacific Growth Fund solely for shares of Global Growth Fund, as described above and in the Agreement;

    3. No gain or loss will be recognized by either Europe Growth Fund or Pacific Growth Fund upon the transfer of their assets to Global Growth Fund in exchange solely for Class A, Class B, Class C and Class Z shares of Global Growth Fund and the assumption by Global Growth Fund of the liabilities of Europe Growth Fund and Pacific Growth Fund, if any. In addition, no gain or loss will be recognized by either Europe Growth Fund or Pacific Growth Fund on the distribution of such shares to the shareholders of either Europe Growth Fund or Pacific Growth Fund in liquidation of Europe Growth Fund and Pacific Growth Fund;

    4. No gain or loss will be recognized by Global Growth Fund upon the acquisition of the assets of Europe Growth Fund and Pacific Growth Fund in exchange solely for shares of Global Growth Fund and the assumption of the liabilities of Europe Growth Fund and Pacific Growth Fund, if any;

    5. Global Growth Fund's basis for the assets acquired from each of Europe Growth Fund and Pacific Growth Fund will be the same as the basis of these assets when held by each of Europe Growth Fund and Pacific Growth Fund immediately before the transfer, and the holding period of such assets acquired by Global Growth Fund will include the holding period of these assets when held by each of Europe Growth Fund and Pacific Growth Fund;

    6. Europe Growth Fund's and Pacific Growth Fund's shareholders' basis for the shares of Global Growth Fund to be received by them pursuant to the reorganization will be the same as their basis in Europe Growth Fund and Pacific Growth Fund shares exchanged; and

    7. The holding period of Global Growth Fund shares to be received by the shareholders of Europe Growth Fund and Pacific Growth Fund will include the holding period of their Europe Growth Fund or Pacific Growth Fund shares exchanged provided such Europe Growth Fund or Pacific Growth Fund shares were held as capital assets on the date of the exchange.

    Shareholders of Europe Growth Fund and Pacific Growth Fund should consult their tax advisers regarding the tax consequences to them of the Acquisition in light of their individual circumstances. In addition, because the foregoing discussion relates only to the U.S. federal income tax consequences of the Acquisition, shareholders also should consult their tax advisers as to state, local and foreign tax consequences to them, if any, of the Acquisition.

CONCLUSION

    Each Agreement was approved by the Board of Directors of Europe Growth Fund, Pacific Growth Fund and Global Growth Fund as they relate to their respective Funds at meetings held on May 29, 2003. The Board of Directors of each Fund determined that the Transaction is in the best interests of shareholders of its respective Fund and that the interests of existing shareholders of Europe Growth Fund, Pacific Growth Fund and Global Growth Fund, as the case may be, would not be diluted as a result of the Transaction. If the shareholders of Europe Growth Fund and Pacific Growth Fund do not approve the Acquisition, or if shareholders of Pacific Growth Fund approve the Transaction but shareholders of Europe Growth Fund do not, or if the Transaction is not completed, both Europe Growth Fund and Pacific Growth Fund will continue to engage in business as registered investment companies and the Board of Directors of Europe Growth Fund and Pacific Growth Fund will consider other proposals for its respective Fund, including proposals for the reorganization or liquidation of its respective Fund.

                ADDITIONAL INFORMATION ABOUT GLOBAL GROWTH FUND

    Global Growth Fund's Prospectus dated December 30, 2002, as supplemented to date, is enclosed with this Proxy Statement and is incorporated into this Proxy Statement by reference. The Prospectus contains additional information about Global Growth Fund, including its investment objective and policies, manager, investment adviser, advisory fees and expenses, organization and procedures for purchasing and redeeming shares. The Prospectus also contains Global Growth Fund's financial highlights for the fiscal period ended October 31, 2002, which are incorporated into this Proxy Statement by reference. The audited financial statements of Global Growth Fund are included in the Fund's Annual Report dated October 31, 2002, which is also enclosed with this Proxy Statement.

                                 MISCELLANEOUS

LEGAL MATTERS

    The validity of shares of Global Growth Fund to be issued pursuant to each Agreement will be passed upon by Piper Rudnick LLP, Maryland counsel to Global Growth Fund.

INDEPENDENT ACCOUNTANTS

    The financial statements of Europe Growth Fund, Pacific Growth Fund and Global Growth Fund, incorporated by reference into the Statement of Additional Information, have been audited by PricewaterhouseCoopers LLP, independent accountants, whose reports thereon are included in the Annual Reports to Shareholders for Europe Growth Fund's fiscal year ended April 30, 2003, Pacific Growth Fund's fiscal year ended October 31, 2002 and Global Growth Fund's fiscal year ended October 31, 2002. The financial statements audited by PricewaterhouseCoopers LLP have been incorporated by reference in reliance on their reports given on their authority as experts in auditing and accounting.

AVAILABLE INFORMATION

    Europe Growth Fund, Pacific Growth Fund and Global Growth Fund are each subject to the Investment Company Act of 1940, as amended, and in accordance with these laws, they each file reports, proxy material and other information with the Commission. Such reports, proxy and information statements, proxy material and other information can be inspected and copied at the Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Funds are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.

NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES

    Please advise Europe Growth Fund and Pacific Growth Fund, care of Prudential Investment Management Services LLC, Gateway Center Three, 100 Mulberry Street, 14th Floor, Newark, New Jersey 07102, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this Proxy Statement you wish to receive in order to supply copies to the beneficial owners of the shares.

                             SHAREHOLDER PROPOSALS

    Neither Europe Growth Fund or Pacific Growth Fund is required to hold regular annual meetings and, in order to minimize costs, do not intend to hold meetings of shareholders unless so required by applicable law, regulatory policy or if otherwise deemed advisable by their Board. Therefore, it is not practicable to specify a date by which shareholder proposals must be received in order to be incorporated in an upcoming proxy statement for an annual meeting. If Proposal Nos. 1 and 2 are approved at the meetings, there will likely not be any future shareholder meetings of either Europe Growth Fund or Pacific Growth Fund.

    Global Growth Fund's By-Laws provide that the Fund will not be required to hold annual meetings of shareholders if the election of Directors is not required under the 1940 Act. It is the present intention of the Board of Directors of Global Growth Fund not to hold annual meetings of shareholders unless required to do so by the 1940 Act.

                                 OTHER BUSINESS

    Management of Europe Growth Fund and Pacific Growth Fund knows of no business to be presented at the Meetings other than the proposals described in this Proxy Statement. However, if any other matter requiring a shareholder vote should be properly brought before the meetings, the proxies will vote according to their best judgment in the interest of Europe Growth Fund or Pacific Growth Fund, as applicable, taking into account all relevant circumstances

                                          By order of the Boards of Directors,

                                          /s/ Jonathan D. Shain

                                          JONATHAN D. SHAIN

                                          SECRETARY

August   , 2003

        IT IS IMPORTANT THAT YOU EXECUTE AND RETURN YOUR PROXY PROMPTLY.

                                                                    ATTACHMENT A

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

    Agreement and Plan of Reorganization (Agreement) made as of the     day of
              , 2003 by and between [[Prudential Europe Growth Fund, Inc.] [Prudential Pacific Growth Fund, Inc.]] (Acquired Fund) and Jennison Global Growth Fund (Global Growth Fund), a series of Prudential World Fund, Inc. (the Company) (Acquired Fund and Global Growth Fund, collectively, the Funds and each individually, a Fund). Acquired Fund is a corporation organized under the laws of the State of Maryland. The Company is a corporation organized under the laws of the State of Maryland. Acquired Fund and the Company each maintains its principal place of business at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. Shares of each Fund are divided into four classes, designated Class A, Class B, Class C and Class Z.

    This Agreement is intended to be, and is adopted as, a plan of reorganization pursuant to Section 368 of the Internal Revenue Code of 1986, as amended (Internal Revenue Code). Upon receipt of such representations from each of the Funds as Sullivan & Cromwell LLP may require, Sullivan & Cromwell LLP will deliver the opinion referenced in paragraph 8.6 herein. The reorganization will comprise the transfer of all of the assets of Acquired Fund, in exchange solely for shares of common stock of Global Growth Fund, and Global Growth Fund's assumption of Acquired Fund's liabilities, if any, and the constructive distribution, after the Closing Date hereinafter referred to, of such shares of Global Growth Fund to the shareholders of Acquired Fund, in termination of Acquired Fund as provided herein, all upon the terms and conditions as hereinafter set forth.

    In consideration of the premises and of the covenants and agreements set forth herein, the parties covenant and agree as follows:

    1. TRANSFER OF ASSETS OF ACQUIRED FUND IN EXCHANGE FOR SHARES OF GLOBAL GROWTH FUND AND ASSUMPTION OF LIABILITIES, IF ANY, AND TERMINATION OF ACQUIRED FUND.

    1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, Acquired Fund agrees to sell, assign, transfer and deliver its assets, as set forth in paragraph 1.2, to Global Growth Fund, and Global Growth Fund agrees (a) to issue and deliver to Acquired Fund in exchange therefor the number of shares in Global Growth Fund determined by dividing the net asset value of Acquired Fund allocable to Class A, Class B, Class C and Class Z shares of common stock (computed in the manner and as of the time and date set forth in paragraph 2.1) by the net asset value allocable to a Class A, Class B, Class C and Class Z share of Global Growth Fund (rounded to the third decimal place) (computed in the manner and as of the time and date set forth in paragraph 2.2); and (b) to assume all of Acquired Fund's liabilities, if any, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3 (Closing).

    1.2 The assets of Acquired Fund to be acquired by Global Growth Fund shall include without limitation all cash, cash equivalents, securities, receivables (including interest and dividends receivable) and other property of any kind owned by Acquired Fund and any deferred or prepaid expenses shown as assets on the books of Acquired Fund on the closing date provided in paragraph 3 (Closing
Date). Global Growth Fund has no plan or intent to sell or otherwise dispose of any assets of Acquired Fund, other than in the ordinary course of business.

    1.3 Except as otherwise provided herein, Global Growth Fund will assume from Acquired Fund all debts, liabilities, obligations and duties of Acquired Fund of whatever kind or nature, whether absolute, accrued, contingent or otherwise, whether or not determinable as of the Closing Date and whether or not specifically referred to in this Agreement; provided, however, that Acquired Fund agrees to utilize its best efforts to discharge all of its known debts, liabilities, obligations and duties prior to the Closing Date.

    1.4 On or immediately prior to the Closing Date, Acquired Fund will declare and pay to its shareholders of record dividends and/or other distributions so that it will have distributed substantially all (and in any event not less than ninety-eight percent) of its investment company taxable income (computed without regard to any deduction for dividends paid), and realized net capital gains, if any, for all taxable years through the Closing Date so as to retain its qualification as a regulated investment company pursuant to Section 851 of the Internal Revenue Code.

    1.5 On the Closing Date or as soon thereafter as is conveniently practicable, Acquired Fund will distribute PRO RATA to its Class A, Class B, Class C and Class Z shareholders of record, determined as of the close of business on the Closing Date, the Class A, Class B, Class C and Class Z shares of Global Growth Fund received by Acquired Fund pursuant to paragraph 1.1 in exchange for their interest in Acquired Fund. Such distribution will be accomplished by opening accounts on the books of Global Growth Fund in the names of Acquired Fund shareholders and transferring thereto the shares credited to the account of Acquired Fund on the books of Global Growth Fund. Each account opened shall be credited with the respective PRO RATA number of Global Growth Fund Class A, Class B, Class C and Class Z shares due Acquired Fund's Class A, Class B, Class C and Class Z shareholders, respectively. Fractional shares of Global Growth Fund shall be rounded to the third decimal place. All issued and outstanding shares of Acquired Fund will simultaneously be cancelled on the books of Acquired Fund. On or about the Closing Date, if appropriate, the Company will file Articles of Transfer with the State Department of Assessments and Taxation of the State of Maryland. As soon as practicable after the receipt of an order from the Securities and Exchange Commission (SEC) indicating acceptance of the Form N-8F that Acquired Fund must file pursuant to the Investment Company Act of 1940, as amended (Investment Company Act) to deregister as an investment company, Acquired Fund will file with the State of Maryland such documents as may be required to dissolve and terminate its corporate existence, but in any event such dissolution will be completed within twelve months following the Closing Date (the Termination Date).

    1.6 Global Growth Fund shall not issue certificates representing its shares in connection with such exchange. With respect to any Acquired Fund shareholder holding Acquired Fund share certificates as of the Closing Date, until Global Growth Fund is notified by Acquired Fund's transfer agent that such shareholder has surrendered his or her outstanding Acquired Fund share certificates or, in the event of lost, stolen or destroyed share certificates, posted adequate bond or submitted a lost certificate form, as the case may be, Global Growth Fund will not permit such shareholder to (1) receive dividends or other distributions on Global Growth Fund shares in cash (although such dividends and distributions shall be credited to the account of such shareholder established on Global Growth Fund's books pursuant to paragraph 1.5, as provided in the next sentence), (2) exchange Global Growth Fund shares credited to such shareholder's account for shares of other Prudential Mutual Funds, or (3) pledge or redeem such shares. In the event that a shareholder is not permitted to receive dividends or other distributions on Global Growth Fund shares in cash as provided in the preceding sentence, Global Growth Fund shall pay such dividends or other distributions in additional Global Growth Fund shares, notwithstanding any election such shareholder shall have made previously with respect to the payment of dividends or other distributions on shares of Acquired Fund. Acquired Fund will, at its expense, request its shareholders to surrender their outstanding Acquired Fund share certificates, post adequate bond or submit a lost certificate form, as the case may be.

    1.7 Ownership of Global Growth Fund shares will be shown on the books of the Company's transfer agent. Shares of Global Growth Fund will be issued in the manner described in the Company's Charter and Global Growth Fund's then-current prospectus and statement of additional information.

    1.8 Any transfer taxes payable upon issuance of shares of Global Growth Fund in a name other than the registered holder of the shares being exchanged on the books of Acquired Fund as of that time shall be paid by the person to whom such shares are to be issued as a condition to the registration of such transfer.

    1.9 Any reporting responsibility with the SEC or any state securities commission of Acquired Fund is, and shall remain, the responsibility of Acquired Fund up to and including the Termination Date.

    1.10 All books and records of Acquired Fund, including all books and records required to be maintained under the Investment Company Act and the rules and regulations thereunder, shall be available to Global Growth Fund from and after the Closing Date and shall be turned over to Global Growth Fund on or prior to the Termination Date.

    2.  VALUATION

    2.1 The value of Acquired Fund's assets and liabilities to be acquired and assumed, respectively, by Global Growth Fund shall be the net asset value computed as of the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m., New York time, on the Closing Date (such time and date being hereinafter called the Valuation Time), using the valuation procedures set forth in Acquired Fund's then-current Charter, prospectus and statement of additional information.

    2.2 The net asset value of Class A, Class B, Class C and Class Z shares of Global Growth Fund shall be the net asset value for Class A, Class B, Class C and Class Z shares computed as of the Valuation Time, using the valuation procedures set forth in Global Growth Fund's then-current prospectus and statement of additional information, and the Company's then-current charter.

    2.3 The number of Global Growth Fund shares to be issued (including fractional shares, if any) in exchange for Acquired Fund's net assets shall be calculated as set forth in paragraph 1.1.

    2.4 All computations of net asset value shall be made by or under the direction of Prudential Investments LLC (PI) in accordance with its regular practice as manager of the Funds and pursuant to the applicable Charter.

    3.  CLOSING AND CLOSING DATE

    3.1  The Closing Date shall be               , 2003 or such later date as
the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise provided. The Closing shall be at the office of the Company or at such other place as the parties may agree.

    3.2 State Street Bank and Trust Company (State Street), as custodian for Acquired Fund, shall deliver to Global Growth Fund at the Closing a certificate of an authorized officer of State Street stating that (a) Acquired Fund's portfolio securities, cash and any other assets have been transferred in proper form to Global Growth Fund on the Closing Date and (b) all necessary taxes, if any, have been paid, or provision for payment has been made, in conjunction with the transfer of portfolio securities.

    3.3 In the event that immediately prior to the Valuation Time (a) the New York Stock Exchange (NYSE) or other primary exchange is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on the NYSE or other primary exchange or elsewhere is disrupted so that accurate appraisal of the value of the net assets of Acquired Fund and of the net asset value per share of Global Growth Fund is impracticable, the Closing Date shall be postponed until the first business day after the date when such trading shall have been fully resumed and such reporting shall have been restored.

    3.4 Acquired Fund shall deliver to Global Growth Fund on the Closing Date or as soon thereafter as is conveniently practicable the names and addresses of its shareholders and the number of outstanding shares owned by each such shareholder, all as of the close of business on the Closing Date, certified by the Transfer Agent of Acquired Fund. Global Growth Fund shall issue and deliver to Acquired Fund at the Closing a confirmation or other evidence satisfactory to Acquired Fund that shares of Global Growth Fund have been or will be credited to Acquired Fund's account on the books of the Global Growth Fund. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

    4.  REPRESENTATIONS AND WARRANTIES

    4.1  Acquired Fund represents and warrants as follows:

        4.1.1 Acquired Fund is a corporation duly organized and validly existing under the laws of the State of Maryland with the power to own all of its properties and assets and to carry on its business as it is now being conducted;

        4.1.2 Acquired Fund is an open-end management investment company duly registered under the Investment Company Act, and such registration is in full force and effect;

        4.1.3 Acquired Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of any provision of the Charter or By-Laws of Acquired Fund or of any material agreement, indenture, instrument, contract, lease or other undertaking to which Acquired Fund is a party or by which Acquired Fund is bound;

        4.1.4 All material contracts or other commitments to which Acquired Fund, or the properties or assets of Acquired Fund, is subject, or by which Acquired Fund is bound, except this Agreement, will be terminated on or prior to the Closing Date without Acquired Fund or Global Growth Fund incurring any liability or penalty with respect thereto;

        4.1.5 No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against Acquired Fund or any of its properties or assets. Acquired Fund knows of no facts that might form the basis for the institution of such proceedings, and Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

        4.1.6 The Portfolio of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Cash Flows, Statement of Changes in Net Assets, and Financial Highlights of Acquired Fund at
               and for the year then ended (copies of which have been furnished to Global Growth Fund) have been audited by PricewaterhouseCoopers LLP, independent accountants, in accordance with generally accepted auditing standards. Such financial statements are prepared in accordance with generally accepted accounting principles and present fairly, in all material respects, the financial condition, results of operations, cash flows, changes in net assets and financial highlights of Acquired Fund as of and for the period ended on such date, and there are no material known liabilities of Acquired Fund (contingent or otherwise) not disclosed therein;

        4.1.7  Since            , there has not been any material adverse change
    in Acquired Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by Global Growth Fund. For the purposes of this paragraph 4.1.7, a decline in net asset value, net asset value per share or change in the number of shares outstanding shall not constitute a material adverse change;

        4.1.8 At the date hereof and at the Closing Date, all federal and other tax returns and reports of Acquired Fund required by law to have been filed on or before such dates shall have been timely filed, and all federal and other taxes shown as due on said returns and reports shall have been paid insofar as due, or provision shall have been made for the payment thereof, and, to the best of Acquired Fund's knowledge, all federal or other taxes required to be shown on any such return or report have been shown on such return or report, no such return is currently under audit and no assessment has been asserted with respect to such returns;

        4.1.9 For each past taxable year since it commenced operations, Acquired Fund has met the requirements of Subchapter M of the Internal Revenue Code for qualification and treatment as a regulated investment company and intends to meet those requirements for the current taxable year;

    and, for each past calendar year since it commenced operations, Acquired Fund has made such distributions as are necessary to avoid the imposition of federal excise tax or has paid or provided for the payment of any excise tax imposed;

        4.1.10 All issued and outstanding shares of Acquired Fund are, and at the Closing Date will be, duly and validly authorized, issued and outstanding, fully paid and non-assessable. All issued and outstanding shares of Acquired Fund will, at the time of the Closing, be held in the name of the persons and in the amounts set forth in the list of shareholders submitted to Global Growth Fund in accordance with the provisions of paragraph 3.4. Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible into any of its shares, except for the Class B shares which have the conversion feature described in Acquired Fund's current prospectus;

        4.1.11 At the Closing Date, Acquired Fund will have good and marketable title to its assets to be transferred to Global Growth Fund pursuant to paragraph 1.1, and full right, power and authority to sell, assign, transfer and deliver such assets hereunder free of any liens, claims, charges or other encumbrances, and, upon delivery and payment for such assets, Global Growth Fund will acquire good and marketable title thereto;

        4.1.12 The execution, delivery and performance of this Agreement have been duly authorized by the Board of Directors of Acquired Fund and by all necessary corporate action, other than shareholder approval, on the part of Acquired Fund, and subject to shareholder approval, this Agreement constitutes a valid and binding obligation of Acquired Fund, subject to the effect of bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

        4.1.13 The information furnished and to be furnished by Acquired Fund for use in applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby is and shall be accurate and complete in all material respects and is in compliance and shall comply in all material respects with applicable federal securities and other laws and regulations; and

        4.1.14 On the effective date of the registration statement filed with the SEC by the Company on Form N-14 relating to the shares of Global Growth Fund issuable thereunder, and any supplement or amendment thereto (Registration Statement), at the time of the meeting of the shareholders of Acquired Fund and on the Closing Date, the Proxy Statement of Acquired Fund, the Prospectus of Global Growth Fund and the Statements of Additional Information of both Funds to be included in the Registration Statement (collectively, Proxy Statement) (i) will comply in all material respects with the provisions and regulations of the 1933 Act, the Securities Exchange Act of 1934 (1934 Act) and the Investment Company Act and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein in light of the circumstances under which they were made or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this paragraph
    4.1.14 shall not apply to statements in or omissions from the Proxy Statement and Registration Statement made in reliance upon and in conformity with information furnished by Global Growth Fund for use therein.

    4.2 The Company, on behalf of Global Growth Fund represents and warrants as follows:

        4.2.1 Global Growth Fund is a series of the Company, which is a corporation duly organized and validly existing under the laws of the State of Maryland with the power to own all of its properties and assets and to carry on its business as it is now being conducted;

        4.2.2 The Company is an open-end management investment company duly registered under the Investment Company Act, and such registration, and the registration of its shares under the 1933 Act, is in full force and effect;

        4.2.3 Global Growth Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of any provision of the Charter or By-Laws of the Company or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Company, on behalf of Global Growth Fund, is a party or by which Global Growth Fund is bound;

        4.2.4 No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against Global Growth Fund or any of its properties or assets, except as previously disclosed in writing to Acquired Fund. Global Growth Fund knows of no facts that might form the basis for the institution of such proceedings, and the Company on behalf of Global Growth Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

        4.2.5 The Portfolio of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Cash Flows, Statement of Changes in Net Assets, and Financial Highlights of Global Growth Fund at October 31, 2002 (copies of which have been furnished to Acquired Fund) have been audited by PricewaterhouseCoopers LLP, independent accountants, in accordance with generally accepted auditing standards. Such financial statements are prepared in accordance with generally accepted accounting principles and present fairly, in all material respects, the financial condition, results of operations, cash flows, changes in net assets and financial highlights of Global Growth Fund as of and for the period ended on such date, and there are no known material liabilities of Global Growth Fund (contingent or otherwise) not disclosed therein;

        4.2.6 Since October 31, 2002, there has not been any material adverse change in Global Growth Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by Global Growth Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by Acquired Fund. For the purposes of this paragraph, a decline in net asset value, net asset value per share or a decrease in the number of shares outstanding shall not constitute a material adverse change;

        4.2.7 At the date hereof and at the Closing Date, all federal and other tax returns and reports of Global Growth Fund required by law to have been filed on or before such dates shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid insofar as due, or provision shall have been made for the payment thereof, and, to the best of Global Growth Fund's knowledge, all federal or other taxes required to be shown on any such return or report are shown on such return or report, no such return is currently under audit and no assessment has been asserted with respect to such returns;

        4.2.8 For each past taxable year since it commenced operations, Global Growth Fund has met the requirements of Subchapter M of the Internal Revenue Code for qualification and treatment as a regulated investment company and intends to meet those requirements for the current taxable year; and, for each past calendar year since it commenced operations, Global Growth Fund has made such distributions as are necessary to avoid the imposition of federal excise tax or has paid or provided for the payment of any excise tax imposed;

        4.2.9 All issued and outstanding shares of Global Growth Fund are, and at the Closing Date will be, duly and validly authorized, issued and outstanding, fully paid and non-assessable. Except as contemplated by this Agreement, Global Growth Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares nor is there outstanding any security convertible into any of its shares, except for Class B shares which have a conversion feature described in Global Growth Fund's current prospectus;

        4.2.10 The execution, delivery and performance of this Agreement have been duly authorized by the Board of Directors of the Company and by all necessary corporate action on the part of the Company, and this Agreement constitutes a valid and binding obligation of the Company on behalf of Global Growth Fund, subject to the effect of bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

        4.2.11 The shares of Global Growth Fund to be issued and delivered to Acquired Fund pursuant to this Agreement will, at the Closing Date, have been duly authorized and, when issued and delivered as provided in this Agreement, will be duly and validly issued and outstanding shares of Global Growth Fund, fully paid and non-assessable;

        4.2.12 The information furnished and to be furnished by Global Growth Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby is and shall be accurate and complete in all material respects and is and shall comply in all material respects with applicable federal securities and other laws and regulations; and

        4.2.13 On the effective date of the Registration Statement, at the time of the meeting of the shareholders of Acquired Fund and on the Closing Date, the Proxy Statement and the Registration Statement (i) will comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act and the Investment Company Act, (ii) with respect to the Registration Statement, at the time it becomes effective, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) it will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this paragraph 4.2.13 shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information furnished by Acquired Fund for use therein.

    5.  COVENANTS OF ACQUIRED FUND AND THE COMPANY, ON BEHALF OF GLOBAL GROWTH
FUND

    5.1 Acquired Fund and the Company, on behalf of Global Growth Fund, each covenants to operate its respective business in the ordinary course between the date hereof and the Closing Date, it being understood that the ordinary course of business will include declaring and paying customary dividends and other distributions and such changes in operations as are contemplated by the normal operations of the Funds, except as may otherwise be required by paragraph 1.4 hereof or 4.1.4 hereof.

    5.2 Acquired Fund covenants to call a shareholders' meeting to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated hereby (including the determinations of its Board of Directors as set forth in Rule 17a-8(a) under the Investment Company Act).

    5.3 Acquired Fund covenants that Global Growth Fund shares to be received by Acquired Fund in accordance herewith are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

    5.4 Acquired Fund covenants that it will assist Global Growth Fund in obtaining such information as Acquired Fund reasonably requests concerning the beneficial ownership of Acquired Fund's shares.

    5.5 Subject to the provisions of this Agreement, each Fund will take, or cause to be taken, all action, and will do, or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

    5.6 Acquired Fund covenants to prepare the Proxy Statement in compliance with the 1934 Act, the Investment Company Act and the rules and regulations under each such Act.

    5.7 Acquired Fund covenants that it will, from time to time, as and when requested by Global Growth Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as Global Growth Fund may deem necessary or desirable in order to vest in and confirm to Global Growth Fund title to and possession of all the assets of Acquired Fund to be sold, assigned, transferred and delivered hereunder and otherwise to carry out the intent and purpose of this Agreement.

    5.8 As soon as is reasonably practicable after the Closing Date, [Acquired Fund] will make a distribution to its shareholders consisting of the shares of Global Growth Fund received at the Closing.

    5.9 The Company on behalf of Global Growth Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the Investment Company Act (including the determinations of the Company's Board of Directors as set forth in Rule 17a-8(a) thereunder) and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

    5.10 The Company on behalf of Global Growth Fund covenants that it will, from time to time, as and when requested by Acquired Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take and cause to be taken such further action, as Acquired Fund may deem necessary or desirable in order to (i) vest in and confirm to Acquired Fund title to and possession of all the shares of Global Growth Fund to be transferred to Acquired Fund pursuant to this Agreement and
(ii) assume all of Acquired Fund's liabilities in accordance with this Agreement.

    6.  CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRED FUND

    The obligations of Acquired Fund to consummate the transactions provided for herein shall be subject to the performance by Global Growth Fund of all the obligations to be performed by it hereunder on or before the Closing Date and the following further conditions:

    6.1 All representations and warranties of Global Growth Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

    6.2 The Company on behalf of Global Growth Fund shall have delivered to Acquired Fund on the Closing Date a certificate executed in the Company's name by its President or a Vice President in form and substance satisfactory to Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of Global Growth Fund in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Acquired Fund shall reasonably request.

    6.3 Acquired Fund shall have received on the Closing Date a favorable opinion from Sullivan & Cromwell LLP, counsel to Acquired Fund, dated as of the Closing Date, to the effect that:

        6.3.1 The Company is duly incorporated and is an existing corporation in good standing under the laws of the State of Maryland, with power under its Charter to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as a registered investment company; and Global Growth Fund is a duly established series of the capital stock of the Company;

        6.3.2 This Agreement has been duly authorized, executed and delivered by an authorized officer of the Company on behalf of Global Growth Fund and, assuming due execution and delivery by Acquired Fund, is a valid and binding obligation of the Company on behalf of Global Growth Fund enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

        6.3.3 When the shares of Global Growth Fund to be distributed to Acquired Fund shareholders under this Agreement are issued and sold as contemplated by this Agreement for the consideration stated in this Agreement, which shall in each event be at least equal to the net asset value and par value per share, they will be validly issued, fully paid and non-assessable by Global Growth Fund, and no shareholder of Global Growth Fund has any pre-emptive right under Maryland law to subscribe for or purchase such shares;

        6.3.4 The execution and delivery by the Company on behalf of Global Growth Fund of this Agreement did not, and the consummation of the transactions contemplated hereby will not, (i) conflict with the Company's Charter or By-Laws or (ii) result in a default or a breach of, (a) the Management Agreement for Global Growth Fund dated February 28, 2001 between the Company and Prudential Investments LLC, (b) the Custodian Contract dated June 7, 1990 between the Company and State Street Bank and Trust Company,
    (c) the Distribution Agreement dated November 18, 1999 between the Company and Prudential Investment Management Services LLC, and (d) the Transfer Agency and Service Agreement dated August 24, 1999 between the Company and Prudential Mutual Fund Services, Inc.; provided, however, that such counsel may state that they express no opinion with respect to federal or state securities laws, other antifraud laws and fraudulent transfer laws; and provided further that insofar as performance by the Company of its obligations under this Agreement is concerned, such counsel may state that they express no opinion as to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors rights and to general equity principles;

        6.3.5 To the knowledge of such counsel and without independent inquiry or investigation, no consent, approval, authorization, filing or order of any court or governmental authority is required to be obtained by the Company on behalf of Global Growth Fund under the Federal laws of the of the United States and the laws of the State of Maryland for the consummation by the Company on behalf of Global Growth Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the Investment Company Act and such as may be required under state securities laws;

        6.3.6 The Company has been registered with the SEC as an investment company, and, to the knowledge of such counsel, no order has been issued or proceeding instituted to suspend such registration; and

        6.3.7 Such counsel knows of, and has not made independent inquiry or investigation to ascertain the existence of, no litigation or government proceeding instituted or threatened against the Company or Global Growth Fund that could be required to be disclosed in the Registration Statement and is not so disclosed.

    With respect to all matters of Maryland law, such counsel shall be entitled to state that, with the approval of the Acquired Fund, they have relied upon the opinion of Piper Rudnick LLP, and that their opinion is subject to the same assumptions, qualifications and limitations with respect to such matters as are contained in the opinion of Piper Rudnick LLP.

    7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE COMPANY, ON BEHALF OF GLOBAL GROWTH FUND

    The obligations of the Company, on behalf of Global Growth Fund to complete the transactions provided for herein shall be subject to the performance by Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and the following further conditions:

    7.1 All representations and warranties of Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

    7.2 Acquired Fund shall have delivered to Global Growth Fund on the Closing Date a statement of its assets and liabilities, which statement shall be prepared in accordance with generally accepted accounting principles consistently applied, together with a list of its portfolio securities showing the adjusted tax bases of such securities by lot, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of Acquired Fund.

    7.3 Acquired Fund shall have delivered to Global Growth Fund on the Closing Date a certificate executed in its name by the President or a Vice President of Acquired Fund, in form and substance satisfactory to Global Growth Fund and dated as of the Closing Date, to the effect that the representations and warranties of Acquired Fund made in this Agreement are true and correct at and as of the Closing Date except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Global Growth Fund shall reasonably request.

    7.4 On or immediately prior to the Closing Date, Acquired Fund shall have declared and paid to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in any event not less than ninety-eight percent) of such Fund's investment company taxable income (computed without regard to any deduction for dividends paid), and realized net capital gain, if any, of Acquired Fund for all completed taxable years from the inception of the Fund through the Closing Date.

    7.5 The Company, on behalf of Global Growth Fund shall have received on the Closing Date a favorable opinion from Sullivan & Cromwell LLP, counsel to Acquired Fund, dated as of the Closing Date, to the effect that:

        7.5.1 Acquired Fund is duly incorporated and is an existing corporation in good standing under the laws of the State of Maryland with power under its Charter to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as a registered investment company;

        7.5.2 This Agreement has been duly authorized, executed and delivered by an authorized officer of Acquired Fund and, assuming due execution and delivery by the Company, constitutes a valid and legally binding obligation of Acquired Fund enforceable against Acquired Fund in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

        7.5.3 The execution and delivery by Acquired Fund of the Agreement did not, and the performance by Acquired Fund of its obligations hereunder will not, (i) violate Acquired Fund's Charter or By-Laws or (ii) result in a
    default or a breach of, (a) the Management Agreement, dated [           ],
    between Acquired Fund and Prudential Investments LLC, (b) the Custodian
    Contract, dated [           ], between Acquired Fund and State Street Bank
    and Trust Company, (c) the Distribution Agreement dated [           ]
    between Acquired Fund and Prudential Investment Management Services LLC, and
    (d) the Transfer Agency and Service Agreement, dated [           ], between
    Acquired Fund and Prudential Mutual Fund Services, Inc.; provided, however, that such counsel may state that they express no opinion with respect to federal or state securities laws, other antifraud laws and fraudulent transfer laws; provided further that insofar as performance by Acquired Fund of its obligations under this Agreement is concerned, such counsel may state that they express no opinion as to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

        7.5.4 To the knowledge of such counsel and without independent inquiry or investigation, no consent, approval, authorization, filing or order of any court or governmental authority is required to be obtained by Acquired Fund under the federal laws of the United States, and the laws of the State of Maryland for the consummation of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, and the Investment Company Act, and such as may be required under state securities laws;

        7.5.5 Such counsel knows of, and has not made independent inquiry or investigation to ascertain the existence of, no litigation or governmental proceeding instituted or threatened against Acquired Fund that would be required to be disclosed in the Registration Statement and is not so disclosed; and

        7.5.6 Acquired Fund has been registered with the SEC as an investment company, and, to the knowledge of such counsel, no order has been issued or proceeding instituted to suspend such registration.

    With respect to all matters of Maryland law, such counsel shall be entitled to state that, with the approval of the Company, on behalf of Global Growth Fund, they have relied upon the opinion of Piper Rudnick LLP, and that their opinion is subject to the same assumptions, qualifications and limitations with respect to such matters as are contained in the opinion of Piper Rudnick LLP.

    8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF GLOBAL GROWTH FUND AND ACQUIRED FUND

    The obligations of each Fund hereunder are subject to the further conditions that on or before the Closing Date:

    8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of (a) the Board of Directors of Acquired Fund and the Board of Directors of the Company, as to the determinations set forth in Rule 17a-8(a) under the Investment Company Act, (b) the Board of Directors of the Company as to the assumption by Global Growth Fund of the liabilities of Acquired Fund and (c) the holders of the outstanding shares of Acquired Fund in accordance with the provisions of The Investment Company Act and/or Acquired Fund's Charter, and certified copies of the resolutions evidencing such approvals shall have been delivered to Global Growth Fund and Acquired Fund, as applicable.

    8.2 Any proposed change to Global Growth Fund's operations that may be approved by the Board of Directors of the Company subsequent to the date of this Agreement but in connection with and as a condition to implementing the transactions contemplated by this Agreement, for which the approval of Global Growth Fund's shareholders is required pursuant to the Investment Company Act or otherwise, shall have been approved by the requisite vote of the holders of the outstanding shares of the Global Growth Fund in accordance with the Investment Company Act and Maryland law, and certified copies of the resolutions evidencing such approval shall have been delivered to Acquired Fund.

    8.3 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

    8.4 All consents of other parties and all consents, orders and permits of federal, state and local regulatory authorities (including those of the SEC and of state Blue Sky or securities authorities, including "no-action" positions of such authorities) deemed necessary by Global Growth Fund or Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of Global Growth Fund or Acquired Fund, provided that either party hereto may for itself waive any part of this condition.

    8.5 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued, and to the best knowledge of the parties hereto, no investigation or proceeding under the 1933 Act for that purpose shall have been instituted or be pending, threatened or contemplated.

    8.6 Acquired Fund and the Company, on behalf of Global Growth Fund, shall have received on or before the Closing Date an opinion of Sullivan &
Cromwell LLP satisfactory to Acquired Fund and to Global Growth Fund, substantially to the effect that for federal income tax purposes:

        8.6.1 The acquisition by Global Growth Fund of the assets of Acquired Fund in exchange solely for voting shares of Global Growth Fund and the assumption by Global Growth Fund of Acquired Fund's liabilities, if any, followed by the distribution of Global Growth Fund's voting shares by Acquired Fund PRO RATA to its shareholders, as a liquidating distribution and constructively in exchange for their Acquired Fund shares, will constitute a reorganization within the meaning of Section 368(a) of the Internal Revenue Code, and Acquired Fund and Global Growth Fund each will be "a party to a reorganization" within the meaning of Section 368(b) of the Internal Revenue Code;

        8.6.2 Acquired Fund's shareholders will recognize no gain or loss upon the receipt of Class A, Class B, Class C and Class Z shares of Global Growth Fund solely in exchange for and in cancellation of the Acquired Fund shares as described above and in the Agreement;

        8.6.3 No gain or loss will be recognized by Acquired Fund upon the transfer of its assets to Global Growth Fund in exchange solely for Class A, Class B, Class C and Class Z shares of Global Growth Fund and the assumption by Global Growth Fund of Acquired Fund's liabilities, if any. In addition, no gain or loss will be recognized by Acquired Fund on the distribution of such shares to the Acquired Fund shareholders in liquidation of Acquired Fund;

        8.6.4 No gain or loss will be recognized by Global Growth Fund upon the acquisition of Acquired Fund's assets in exchange solely for Class A, Class B, Class C and Class Z shares of Global Growth Fund and the assumption of Acquired Fund's liabilities, if any;

        8.6.5 Global Growth Fund's basis in the assets acquired from Acquired Fund will be the same as the basis thereof when held by Acquired Fund immediately before the transfer, and the holding period of such assets acquired by Global Growth Fund will include the holding period thereof when held by Acquired Fund immediately before the transfer;

        8.6.6 Acquired Fund shareholders' basis in the Class A, Class B, Class C and Class Z shares of Global Growth Fund to be received by them pursuant to the reorganization will be the same as their basis in the Class A, Class B, Class C and Class Z shares of Acquired Fund to be constructively surrendered in exchange therefor; and

        8.6.7 The holding period of Global Growth Fund shares to be received by Acquired Fund shareholders will include the period during which Acquired Fund shares to be constructively surrendered in exchange therefor were held; provided such Acquired Fund shares were held as capital assets by those shareholders on the date of the exchange.

    In rendering this opinion, such counsel may rely as to certain matters, exclusively and without independent verification, on the representations made in this Agreement (or in separate letters addressed to such counsel) and the certificates delivered pursuant to paragraph 3.4.

    8.7 Acquired Fund and the Company, on behalf of Global Growth Fund, shall have agreed on the number of full and fractional shares of Global Growth Fund to be issued in connection with this Agreement after such number has been calculated in accordance with Section 1.1.

    9.  FINDER'S FEES AND EXPENSES

    9.1 Each Fund represents and warrants to the other that there are no finder's fees payable in connection with the transactions provided for herein.

    9.2 The expenses incurred in connection with the entering into and carrying out of the provisions of this Agreement shall be borne by Acquired Fund.

    10.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

    10.1  This Agreement constitutes the entire agreement between the Funds.

    10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

    11.  TERMINATION

    Either Fund may at its option terminate this Agreement at or prior to the Closing Date because of:

    11.1 A material breach by the other of any representation, warranty or covenant contained herein to be performed at or prior to the Closing Date; or

    11.2 A condition herein expressed to be precedent to the obligations of either party not having been met and it reasonably appearing that it will not or cannot be met; or

    11.3 A mutual written agreement of Acquired Fund and the Company, on behalf of Global Growth Fund.

    In the event of any such termination, there shall be no liability for damages on the part of either Fund or any Director or officer of the Company or Acquired Fund.

    12.  AMENDMENT

    This Agreement may be amended, modified or supplemented only in writing by the parties; provided, however, that following the shareholders' meeting called by Acquired Fund pursuant to paragraph 5.2, no such amendment may have the effect of changing the provisions for determining the number of shares of Global Growth Fund to be distributed to Acquired Fund shareholders under this Agreement to the detriment of such shareholders without their further approval.

    13.  NOTICES

    Any notice, report, demand or other communication required or permitted by any provision of this Agreement shall be in writing and shall be given by hand delivery, or prepaid certified mail or overnight service addressed to Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102 Attention: Marguerite E. H. Morrison.

    14.  HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

    14.1 The paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

    14.2 This Agreement may be executed in any number of counterparts, each of which will be deemed an original.

    14.3 This Agreement shall be governed by and construed in accordance with the laws of the State of New York; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

    14.4 This Agreement shall bind and inure to the benefit of the parties and their respective successors and assigns, and no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation other than the parties and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

    15.  NO PERSONAL LIABILITY

    Under the laws of the State of Maryland, the shareholders of Acquired Fund and the Company have no personal liability for the debts or obligations of Acquired Fund or the Company, respectively, as a result of their status as shareholders. In certain circumstances a shareholder may be liable to a director for contribution to the extent that the shareholder accepted knowingly a distribution made in violation of the Charter or of Section 2-311 of the Corporations and Associations Article of the Annotated Code of Maryland. No Director, officer, employee or agent of either Fund shall be subject to any personal liability whatsoever to any person, other than the Fund or its shareholders, in connection with the Fund's property or the affairs of the Fund, save only that arising from bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duty to such person; and all persons shall look solely to the Fund's property for satisfaction of claims of any nature arising in connection with the affairs of the Fund. If any shareholder, Director, officer, employee or agent, as such, of the Fund is made a party to any suit or proceeding to enforce any such liability, he or it shall not, on account thereof, be held to any personal liability.

    IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed by its President or Vice President.

                                Prudential [          ] Acquired Fund, Inc.

                                By:
                                      ------------------------------------------
                                                     Judy A. Rice
                                                      President

                                Prudential World Fund, Inc.
                                on behalf of Jennison Global Growth Fund

                                By:
                                      ------------------------------------------
                                                   Robert F. Gunia
                                                    Vice President

            TABLE OF CONTENTS TO THE PROXY STATEMENT AND PROSPECTUS

3    VOTING INFORMATION
5    Vote Required
5    PROPOSAL NO. 1 AND NO. 2 -- APPROVAL OF THE TRANSACTION
5    SYNOPSIS
5    Investment Objectives and Policies
7    Investment Advisory Services
7    Expense Structures
8    Purchases, Redemptions, Exchanges and Distributions
8    Tax Considerations
8    Appraisal Rights
8    The Proposed Transaction
9    Fund Operating Expenses
9    Shareholder Fees
10   Comparative Fee Tables
11   Examples of the Effect of Fund Expenses
13   Pro Forma Capitalization
13   Forms of Organization
15   Performance
17   Performance Comparisons of the Funds
19   INVESTMENT OBJECTIVES AND POLICIES
19   Investment Objectives
19   Principal Investment Strategies
20   COMPARISON OF OTHER POLICIES OF THE FUNDS
20   Diversification
20   Borrowing
20   Lending
21   Illiquid Securities
21   Temporary Defensive Investments
21   Derivative Strategies
21   COMPARISON OF PRINCIPAL RISK FACTORS
22   OPERATIONS OF GLOBAL GROWTH FUND FOLLOWING THE TRANSACTION
23   PURCHASES, REDEMPTIONS AND EXCHANGES
23   Purchasing Shares
23   Redeeming Shares
23   Minimum Investment Requirements
23   Purchases and Redemptions of Europe Growth Fund and Pacific
     Growth Fund
24   Exchanges of Fund Shares
24   Dividends and Other Distributions
24   THE PROPOSED TRANSACTION
24   Agreement and Plan of Reorganization
25   Reasons for the Transaction
26   Description of the Securities to be Issued
26   U.S. Federal Income Tax Considerations
27   Conclusion
28   ADDITIONAL INFORMATION ABOUT GLOBAL GROWTH FUND
28   MISCELLANEOUS
28   Legal Matters
28   Independent Accountants
28   Available Information
28   Notice to Banks, Broker-Dealers and Voting Trustees and
     Their Nominees
29   SHAREHOLDER PROPOSALS
29   OTHER BUSINESS
A-1  ATTACHMENT A: Form of Agreement and Plan of Reorganization
     and Liquidation.
     ENCLOSURES: Annual Report of Global Growth Fund for the
     fiscal year ended October 31, 2002. Prospectus of Global
     Growth Fund dated December 30, 2002.

 PROSPECTUS
 JUNE 30, 2003



    PRUDENTIAL
    EUROPE GROWTH FUND, INC.



 FUND TYPE
 Global/International Stock

 OBJECTIVE
 Long term growth of capital

 As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's shares nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.


          Prudential Financial is a service mark of
          The Prudential Insurance Company of
          America, Newark, NJ, and its affiliates.           [LOGO]

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Table of Contents
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1   Risk/Return Summary
1   Investment Objective and Principal Strategies
2   Principal Risks
4   Evaluating Performance
6   Fees and Expenses

8   How the Fund Invests
8   Investment Objective and Policies
9   Other Investments and Strategies
11  Derivative Strategies
12  Additional Strategies
13  Investment Risks

16  How the Fund Is Managed
16  Board of Directors
16  Manager
17  Investment Adviser
17  Portfolio Managers
17  Distributor

19  Fund Distributions and Tax Issues
19  Distributions
20  Tax Issues
21  If You Sell or Exchange Your Shares

23  How to Buy, Sell and Exchange Shares of the Fund
23  How to Buy Shares
33  How to Sell Your Shares
37  How to Exchange Your Shares
39  Telephone Redemptions and Exchanges
39  Expedited Redemption Privilege

41  Financial Highlights
42  Class A Shares
43  Class B Shares
44  Class C Shares
45  Class Z Shares

46  The Prudential Mutual Fund Family

    For More Information (Back Cover)


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  PRUDENTIAL EUROPE GROWTH FUND, INC.      [PHONE]  (800) 225-1852

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This section highlights key information about the PRUDENTIAL EUROPE GROWTH FUND, INC., which we refer to as the "Fund". Additional information follows this summary.
   The Board of Directors of the Fund has recently approved a proposal to exchange the assets and liabilities of the Fund for shares of Prudential Global Growth Fund, a series of Prudential World Fund, Inc. Class A, Class B, Class C and Class Z shares of the Fund would be exchanged at net asset value for the respective Class A, Class B, Class C and Class Z shares of equivalent value of Prudential Global Growth Fund.
   The transfer is subject to approval by the shareholders of the Fund. A shareholders' meeting is scheduled to occur in September 2003. It is anticipated that a proxy statement/prospectus relating to the transaction will be mailed to the Fund's shareholders in July 2003.
   Under the terms of the proposal, shareholders of the Fund would become shareholders of Prudential Global Growth Fund. No sales charges would be imposed on the proposed transfer. The Fund anticipates obtaining an opinion of counsel that the transaction will not result in gain or loss to shareholders of the Fund for federal income tax purposes.
   THE FUND WILL NO LONGER ACCEPT ORDERS TO PURCHASE OR EXCHANGE INTO ITS SHARES OF ANY CLASS, EXCEPT FOR PURCHASES BY CERTAIN AUTOMATIC INVESTMENT, RETIREMENT AND SAVINGS PLANS (EXCLUDING IRA ACCOUNTS) OR INVESTORS WHO HAVE EXECUTED A LETTER OF INTENT PRIOR TO JUNE 2, 2003. Existing shareholders may continue to acquire shares through dividend reinvestment. The current exchange privilege of obtaining shares of other Prudential mutual funds and the current redemption rights will remain in effect until the transaction is consummated.
   The investment objective of Prudential Global Growth Fund is to seek long-term growth of capital by investing primarily in a portfolio of equity-related securities of medium-size and large U.S. and foreign (non-U.S. based) companies. Income is a secondary objective.

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES
Our investment objective is LONG-TERM GROWTH OF CAPITAL. This means we look for investments that we think will increase in value over a period of years. We normally invest at least 80% of the Fund's INVESTABLE ASSETS (net assets plus any borrowings made for investment purposes) in securities of companies doing business in or domiciled in Europe, including Austria,


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-------------------------         Belgium, Bulgaria, the Czech Republic,
WE'RE GROWTH INVESTORS            Denmark, Finland, France, Germany,
WE LOOK PRIMARILY FOR STOCK THAT  Greece, Hungary, Ireland, Italy,
WE BELIEVE IS UNDERVALUED AND/OR  Luxembourg, the Netherlands, Norway,
WILL GROW FASTER--AND EARN BETTER Poland, Portugal, Romania, Russia,
PROFITS--THAN OTHER COMPANIES.    Slovakia, Spain, Sweden, Switzerland,
WE ALSO LOOK FOR COMPANIES WITH   Turkey and the United Kingdom. The
STRONG COMPETITIVE ADVANTAGES,    principal type of security in which the
EFFECTIVE RESEARCH, PRODUCT       Fund invests is common stock. There is
DEVELOPMENT, STRONG MANAGEMENT    no limit on the percentage of the
OR FINANCIAL STRENGTH.            Fund's assets that may be invested in
-------------------------
any single country.
   In selecting securities for the Fund, we use a bottom-up approach based on a company's growth potential, and we focus the Fund's portfolio on those areas within Europe with the most attractive near-term prospects. Generally, we consider selling a security when the security no longer displays the conditions for growth, is no longer undervalued, or falls short of expectations.
   To achieve our objective of long-term growth of capital, we look for securities that are undervalued and/or show growth potential. While we make every effort to achieve our objective, we can't guarantee success.
   The Fund will provide 60 days' prior written notice to shareholders of a change in its non-fundamental policy of investing 80% of the Fund's investable assets in securities of companies doing business in or domiciled in Europe.

PRINCIPAL RISKS
Although we try to invest wisely, all investments involve risk. Since the Fund invests primarily in equity-related securities, such as common stock, there is the risk that the value of a particular security could go down. Also, because the Fund invests primarily in a single region of the world, its investments are geographically concentrated. This can result in more pronounced risks based upon economic conditions that impact Europe more or less than other global regions.
   In addition to an individual security losing value, the value of equity markets as a whole could go down. Investing in foreign securities presents


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2   PRUDENTIAL EUROPE GROWTH FUND, INC.      [PHONE]  (800) 225-1852

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additional risks, since foreign political, economic and legal systems may be less stable than those in the U.S. and these risks and other factors may cause foreign stock markets to decline. The changing value of foreign currencies also affects the value of the assets we hold and our performance. In the case of investments in emerging market securities, these risks are heightened and may result in greater volatility in the value of your investment.
   There is also risk involved in the investment strategies we may use. Some of our strategies depend on correctly predicting whether the price or value of an underlying investment will go up or down over a certain period of time. There is always the risk that investments will not perform as we thought they would.
   Like any mutual fund, an investment in the Fund could lose value, and you could lose money. The Fund does not represent a complete investment program. For more detailed information about the risks associated with the Fund, see "How the Fund Invests--Investment Risks."
   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.



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EVALUATING PERFORMANCE
A number of factors--including risk--affect how the Fund performs. The following bar chart shows the Fund's performance for each full calendar year of operation. The bar chart and table below demonstrate the risk of investing in the Fund by showing how returns can change from year to year and by showing how the Fund's average annual total returns for 1 year, 5 years and since inception compare with a stock index and a group of similar mutual funds. Past performance, before and after taxes, is not an indication that the Fund will achieve similar results in the future.

                                    [CHART]

Annual Returns/1/ (Class A shares)

 1995     1996     1997     1998     1999      2000       2001       2002
------   ------   ------   ------   ------   --------   --------   --------
17.31%   24.12%   15.04%   29.17%   27.26%   (19.22)%   (19.17)%   (21.44)%

BEST QUARTER:   27.95%  (4th quarter of 1999)
WORST QUARTER: (23.37)% (3rd quarter of 2002)
1These annual returns do not include sales charges. If the sales charges were included, the annual returns would be lower than those shown. Without the distribution and service (12b-1) fee waiver, the annual returns would have been lower, too. The total return of the Fund's Class A shares from 1-1-03 to 3-31-03 was (11.76)%.

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4   PRUDENTIAL EUROPE GROWTH FUND, INC.      [PHONE]  (800) 225-1852

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 AVERAGE ANNUAL RETURNS/1/ (AS OF 12-31-02)

 RETURN BEFORE TAXES                       1 YR  5 YRS       SINCE INCEPTION
 Class B shares                         -25.92% -4.26% 2.79% (since 7-13-94)
 Class C shares                         -23.60% -4.29% 2.69% (since 7-13-94)
 Class Z shares                         -21.28% -3.13% 2.33% (since 4-15-96)
 CLASS A SHARES
 RETURN BEFORE TAXES                    -25.37% -4.34% 3.01% (since 7-13-94)
 RETURN AFTER TAXES ON DISTRIBUTIONS/2/ -25.37% -5.37% 1.93% (since 7-13-94)
 RETURN AFTER TAXES ON DISTRIBUTIONS
  AND SALE OF FUND SHARES/2/            -15.58% -3.20% 2.57% (since 7-13-94)
 INDEX (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)
 MSCI Europe Index/3/                   -18.38% -2.26%          N/A
 Lipper European Region Funds
  Average/4/                            -17.41% -1.35%          N/A

1 The Fund's returns are after deduction of sales charges and expenses. Without the distribution and service (12b-1) fee waiver for Class A shares, the returns would have been lower.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares. After-tax returns for other classes will vary due to differing sales charges and expenses. Past performance, before and after taxes, does not mean that the Fund will achieve similar results in the future.
3 The Morgan Stanley Capital International (MSCI) Europe Index. The MSCI Europe
  Index/SM/ is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe. As of September 2002, the MSCI Europe Index consisted of the following 16 developed market country indices: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom. These returns do not include the effect of any sales charges or operating expenses of a mutual fund. These returns would be lower if they included the effect of sales charges and operating expenses. MSCI Europe Index returns since the inception of each class as of December 31, 2002 are 6.53% for Class A, Class B and Class C and 3.78% for Class Z shares.
4 The Lipper European Region Funds Average is based on the average return of all mutual funds in the Lipper European Region Funds category and does not include the effect of any sales charges. These returns would be lower if they included the effect of sales charges. The Lipper Average returns since inception of each class as of December 31, 2002, are 5.19% for Class A, Class B and Class C shares, and 2.57% for Class Z shares.


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FEES AND EXPENSES
These tables show the sales charges, fees and expenses that you may pay, if you buy shares of each share class of the Fund--Class A, B, C and Z. Each share class has different sales charges--known as loads--and expenses, but represents an investment in the same fund. Class Z shares are available only to a limited group of investors. For more information about which share class may be right for you, see "How to Buy, Sell and Exchange Shares of the Fund." The Fund will no longer accept orders to purchase or exchange into its shares of any class, except for purchases by certain automatic investment, retirement and savings plans (excluding IRA accounts) or investors who have executed a letter of intent prior to June 2, 2003.

 SHAREHOLDER FEES/1/ (PAID DIRECTLY FROM YOUR INVESTMENT)

                                     CLASS A CLASS B CLASS C CLASS Z
Maximum sales charge (load)
 imposed on purchases (as a
 percentage of offering price)            5%    None   1%/2/    None
Maximum deferred sales charge
 (load) imposed on sales (as a
 percentage of the lower of original
 purchase price or sale proceeds)      1%/3/   5%/4/   1%/5/    None
Maximum sales charge (load)
 imposed on reinvested dividends and
 other distributions                    None    None    None    None
Redemption fees                         None    None    None    None
Exchange fee                            None    None    None    None

 ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)

                                        CLASS A CLASS B CLASS C CLASS Z
Management fees                            .75%    .75%    .75%    .75%
+ Distribution and service (12b-1) fees .30%/6/   1.00%   1.00%    None
+ Other expenses                           .87%    .87%    .87%    .87%
= Total annual Fund operating expenses    1.92%   2.62%   2.62%   1.62%
- Waivers                               .05%/6/    None    None    None
= NET ANNUAL FUND OPERATING EXPENSES      1.87%   2.62%   2.62%   1.62%

1 Your broker may charge you a separate or additional fee for purchases and sales.
2Investors who purchase Class C shares through certain unaffiliated brokers may purchase Class C shares without paying the 1% initial sales charge.
3Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. This charge, however, is waived for all such Class A shareholders except for those who purchased their shares through certain broker-dealers that are not affiliated with Prudential Financial, Inc. (Prudential).
4The CDSC for Class B shares decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares automatically convert to Class A shares approximately seven years after purchase.
5 The CDSC for Class C shares is 1% for shares redeemed within 18 months of purchase.
6 For the fiscal year ending April 30, 2004, the Distributor of the Fund has contractually agreed to reduce its distribution and service fees (12b-1) for Class A shares to .25 of 1% of the average daily net assets of the Class A shares.


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6   PRUDENTIAL EUROPE GROWTH FUND, INC.      [PHONE]  (800) 225-1852

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EXAMPLE
This example is intended to help you compare the fees and expenses of the Fund's different share classes and the cost of investing in the Fund with the cost of investing in other mutual funds.
   The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. After the first year, the example does not take into consideration any reduction in the Distributor's distribution and service (12b-1) fees for Class A shares. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

               1 YR  3 YRS  5 YRS 10 YRS
Class A shares $680 $1,068 $1,480 $2,627
Class B shares $765 $1,114 $1,490 $2,705
Class C shares $462 $  906 $1,476 $3,024
Class Z shares $165 $  511 $  881 $1,922

You would pay the following expenses on the same investment if you did not sell your shares:

               1 YR  3 YRS  5 YRS 10 YRS
Class A shares $680 $1,068 $1,480 $2,627
Class B shares $265 $  814 $1,390 $2,705
Class C shares $462 $  906 $1,476 $3,024
Class Z shares $165 $  511 $  881 $1,922

   This example does not reflect sales charges (loads) on reinvested dividends. If these sales charges (loads) were included, your costs would be higher.


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INVESTMENT OBJECTIVE AND POLICIES
The Fund's investment objective is LONG-TERM GROWTH OF CAPITAL. This means we look to build an investment portfolio which, though possibly volatile in the short term, has the potential for significant capital appreciation over the longer term. While we make every effort to achieve our objective, we can't guarantee success.

                                    In pursuing our objective, we
-------------------------        normally invest primarily (at least 80%
OUR GROWTH STRATEGY              of the Fund's INVESTABLE ASSETS) in
WE LOOK FOR COMPANIES THAT       SECURITIES OF COMPANIES DOING
HAVE THE POTENTIAL TO PRODUCE    BUSINESS IN, OR DOMICILED IN, EUROPE.
STRONG GROWTH IN EARNINGS AND/   Companies doing business in Europe
OR SALES, AND WHOSE STOCK PRICES include companies that derive a
DO NOT REFLECT THIS FUTURE       significant portion of their revenues
GROWTH. THESE COMPANIES          from sales made in Europe or have
USUALLY HAVE A UNIQUE MARKET     principal executive offices or significant
NICHE, A STRONG NEW PRODUCT      properties located in Europe. European
PROFILE OR WHAT WE BELIEVE TO BE countries include, but are not limited to,
SUPERIOR MANAGEMENT. WE          Austria, Belgium, Bulgaria, the Czech
ANALYZE COMPANIES USING BOTH     Republic, Denmark, Finland, France,
FUNDAMENTAL AND QUANTITATIVE     Germany, Greece, Hungary, Ireland,
TECHNIQUES.                      Italy, Luxembourg, the Netherlands,
-------------------------        Norway, Poland, Portugal, Romania,

Russia, Slovakia, Spain, Sweden, Switzerland, Turkey and the United Kingdom. Companies doing business or domiciled in Europe include: companies organized under the laws of a European country, companies for which the principal securities trading market is in Europe, companies which derive at least 50% of their revenues or profits from goods produced or sold, investments made or services performed in Europe and companies which have at least 50% of their assets situated in Europe.
   The principal type of security in which the Fund invests is common stock. In addition to common stock, securities include, but are not limited to, preferred stock, rights that can be exercised to obtain stock, warrants and debt securities or preferred stock convertible or exchangeable for common or preferred stock, and master limited partnerships. The Fund may also invest in American Depositary Receipts (ADRs). ADRs represent an equity investment in a foreign company or some other foreign issuer that are usually issued by a U.S. bank or trust company and are valued in U.S. dollars. We consider ADRs to be equity-related securities. The Fund may invest up to 20% of its total assets in securities of non-European companies and in fixed-income obligations.


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8   PRUDENTIAL EUROPE GROWTH FUND, INC.      [PHONE]  (800) 225-1852

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   In selecting securities for the Fund, we use a bottom-up approach based on a company's growth potential, and we focus the Fund's portfolio on those areas within Europe with the most attractive near-term prospects. Generally, we consider selling a security when the security no longer displays the conditions for growth, is no longer undervalued, or falls short of expectations.
   For more information, see "How the Fund Invests--Investment Risks" and the Statement of Additional Information (SAI), "Description of the Fund, Its Investments and Risks." The SAI contains additional information about the Fund. To obtain a copy, see the back cover page of this prospectus.
   The Fund's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Directors of the Fund can change investment policies that are not fundamental.

OTHER INVESTMENTS AND STRATEGIES
In addition to the principal strategies discussed above, we may also use the following strategies to increase the Fund's returns or protect its assets if market conditions warrant.

MONEY MARKET INSTRUMENTS, BONDS AND OTHER FIXED-INCOME OBLIGATIONS
Under normal conditions, the Fund may invest up to 20% of total assets in MONEY MARKET INSTRUMENTS, BONDS AND OTHER FIXED-INCOME OBLIGATIONS. Money market instruments and bonds are known as fixed-income securities because they generally pay a fixed rate of interest. Typically, fixed-income securities don't increase or decrease in value in relation to an issuer's financial condition or business prospects as stock may, although their value does fluctuate inversely with respect to changes in interest rates generally and directly in relation to their perceived credit quality. Corporations and governments issue money market instruments and bonds to raise money. The Fund may buy obligations of companies, foreign countries or the U.S. Government. Money market instruments include the commercial paper and short-term obligations of foreign and domestic corporations, banks and governments and their agencies.
   The Fund will purchase only money market instruments that have received one of the two highest short-term debt ratings from Moody's Investors Service, Inc. (Moody's), Standard & Poor's Ratings Services (S&P),


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or another nationally recognized statistical rating organization (NRSRO). For bonds and other long-term fixed-income obligations and convertible securities, we may invest in "investment grade" obligations. An obligation is investment grade if it has received one of the top four long-term debt ratings from an NRSRO. Obligations rated in the fourth category (Baa for Moody's or BBB for S&P) have speculative characteristics and are subject to a greater risk of loss of principal and interest. We may also invest in obligations that are not rated, but which the investment adviser believes are of comparable quality.
   After a security has been purchased by the Fund, it may be assigned a lower rating or cease to be rated. This does not mean that the Fund must sell the security, but the investment adviser will consider such an event in deciding whether the Fund should continue to hold the security in its portfolio.
   The Fund may also invest in DEBT OBLIGATIONS ISSUED BY THE U.S. TREASURY. Treasury securities have different interest rates and maturities, but they are all backed by the full faith and credit of the U.S. Government. Treasury debt obligations are sometimes "stripped" into their component parts: the Treasury's obligation to make periodic interest payments and its obligation to repay the amount borrowed. These STRIPPED SECURITIES are sold to investors separately. Stripped securities do not make periodic interest payments. They are typically sold at a discount and then redeemed for their face value on their maturity dates. These securities increase in value when interest rates fall and lose value when interest rates rise. However, the value of stripped securities generally fluctuates more in response to interest rate movements than the value of traditional debt securities. The Fund may try to earn money by buying stripped securities at a discount and either selling them after they increase in value or holding them until they mature.
   The Fund may also invest up to 25% of its net assets in foreign convertible debt obligations having a minimum rating of at least "B" by an NRSRO. These lower-rated obligations are referred to as high-yield or "junk" bonds, and their value is more likely to react to developments affecting market or credit risk than higher-rated debt obligations, which react primarily to movements in the general level of interest rates. In particular, junk bond investments may increase or decrease in value due to an issuer's financial condition.


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10  PRUDENTIAL EUROPE GROWTH FUND, INC.      [PHONE]  (800) 225-1852

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   For more information about bonds and bond ratings, see the SAI, "Appendix I--Description of Security Ratings."

REPURCHASE AGREEMENTS
The Fund may also use REPURCHASE AGREEMENTS, pursuant to which a party agrees to sell a security to the Fund and then repurchase it at an agreed-upon price at a stated time. This creates a fixed return for the Fund and is, in effect, a loan by the Fund. The Fund uses repurchase agreements for cash management purposes only.

TEMPORARY DEFENSIVE INVESTMENTS
In response to adverse market, economic or political conditions, we may temporarily invest up to 100% of the Fund's assets in MONEY MARKET INSTRUMENTS. Investing heavily in these securities limits our ability to achieve capital appreciation and our investment objective, but can help to preserve the Fund's assets when equity markets are unstable.

DERIVATIVE STRATEGIES
We may use a number of alternative investment strategies--including DERIVATIVES--to try to improve the Fund's returns. We may use hedging techniques to try to protect its assets. We cannot guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Fund will not lose money. Derivatives--such as futures, options, foreign currency forward exchange contracts and options on futures--involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying asset, rate or index--a security, market index, currency, interest rate or some other benchmark--will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return taking into account the Fund's overall investment objective. The investment adviser will consider various factors (such as cost) in deciding whether or not to employ any particular strategy or use any particular instrument. Any derivatives we may use may not match or correspond exactly with the Fund's actual portfolio holdings.


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OPTIONS
The Fund may purchase and sell put and call options on equity securities, stock indexes and foreign currencies that are traded on U.S. or foreign securities exchanges, on Nasdaq or in the over-the-counter market. An option gives the purchaser the right to buy or sell securities or currencies in exchange for a premium. The Fund will sell only covered options. A covered option is an option contract backed by the shares underlying the option.

FUTURES CONTRACTS AND RELATED OPTIONS, FOREIGN CURRENCY FORWARD CONTRACTS
The Fund may purchase and sell stock and bond index futures contracts and related options on stock and bond index futures. The Fund also may purchase and sell futures contracts on foreign currencies and related options on foreign currency futures contracts. A FUTURES CONTRACT is an agreement to buy or sell a set quantity of an underlying product at a future date or to make or receive a cash payment based on the value of a securities index on a stipulated future date. The Fund may also enter into foreign currency forward contracts to protect the value of its assets against future changes in the level of foreign exchange rates. A FOREIGN CURRENCY FORWARD CONTRACT is an obligation to buy or sell a given currency on a future date at a set price.

   For more information about these strategies, see the SAI, "Description of the Fund, Its Investments and Risks" and "Risk Management and Return Enhancement Strategies."

ADDITIONAL STRATEGIES
The Fund also follows certain policies when it BORROWS MONEY (the Fund can borrow up to 33 1/3% of the value of its total assets and may pledge up to 33 1/3% of its total assets to secure these borrowings); LENDS ITS SECURITIES to others for cash management purposes (the Fund can lend up to 33 1/3% of the value of its total assets, including collateral received in the transaction); and HOLDS ILLIQUID SECURITIES (the Fund may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). The Fund is subject to certain other investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.


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12  PRUDENTIAL EUROPE GROWTH FUND, INC.      [PHONE]  (800) 225-1852

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INVESTMENT RISKS
As noted previously, all investments involve risk, and investing in the Fund is no exception. This chart outlines the key risks and potential rewards of the Fund's principal strategies and certain other non-principal strategies. Unless otherwise noted, the Fund's ability to engage in a particular type of investment is expressed as a percentage of total assets. For more information, see "Description of the Fund, Its Investments and Risks" in the SAI.

INVESTMENT TYPE
% of Fund's Total Assets
(unless otherwise noted)       RISKS                                 POTENTIAL REWARDS
EUROPEAN SECURITIES IN       . Geographically                      . Rewards associated with
GENERAL                        concentrated investments              foreign securities in
                               can result in more                    general and equity-related
At least 80% of investable     pronounced risks based                securities both as
assets; up to 100%             upon economic                         described below
                               conditions that impact
                               that region either more or
                               less than other global
                               regions
                             . Other risks associated
                               with foreign securities in
                               general and equity-related
                               securities both as
                               described below
---------------------------------------------------------------------------------------------------
FOREIGN SECURITIES IN        . Foreign markets,                    . Investors can participate
GENERAL                        economics and political               in the growth of foreign
                               systems, particularly those           markets through
At least 80% of investable     in developing countries,              investments in companies
assets; up to 100%             may not be as stable as in            operating in those
                               the U.S.,                             markets
                             . Currency risk--changing             . May profit from changing
                               values of foreign                     values of foreign
                               currencies can cause                  currencies
                               losses                              . Opportunities for
                             . May be less liquid than               diversification
                               U.S. stocks and bonds
                             . Differences in foreign
                               laws, accounting
                               standards, public
                               information, custody and
                               settlement practices result
                               in less reliable information
                               on foreign investments
                               and involve more risk
                             . Investments in emerging
                               markets securities are
                               subject to greater volatility
                               and price declines
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INVESTMENT TYPE (CONT'D)
% of Fund's Total Assets
(unless otherwise noted)      RISKS                                POTENTIAL REWARDS
COMMON STOCK AND            . Individual stocks could            . Historically, stocks have
OTHER EQUITY-RELATED          lose value                           outperformed other
SECURITIES                  . The equity markets could             investments over the long
                              go down, resulting in a              term
For U.S. companies, up to     decline in value of the            . Generally, economic
20% of investable assets,     Fund's investments                   growth leads to higher
usually less                . Companies that normally              corporate profits, which
                              pay dividends may not do             lead to an increase in
For foreign companies,        so if they don't have                stock prices, known as
usually at least 80% of       profits or adequate cash             capital appreciation
investable assets, up to      flow                               . May be a source of
100%                        . Changes in economic or               dividend income
                              political conditions, both
                              domestic and
                              international, may result
                              in a decline in the value
                              of the Fund's investments
------------------------------------------------------------------------------------------------
FIXED-INCOME                . The Fund's holdings,               . Bonds have generally
OBLIGATIONS                   share price, yield and               outperformed money
                              total return may fluctuate           market instruments over
Up to 20%                     in response to bond                  the long term with less
                              market movements                     risk than stocks
                            . Credit risk--the risk that         . Most bonds will rise in
                              the default of an issuer             value when interest rates
                              would leave the Fund with            fall
                              unpaid interest or                 . A source of regular
                              principal. The lower an              interest income
                              instrument's quality, the          . Investment grade
                              higher its potential                 obligations have a lower
                              volatility                           risk of default
                            . Market risk--the risk that         . Generally more secure
                              the market value of an               than stock since
                              investment may move up               companies must pay their
                              or down, sometimes                   debts before paying
                              rapidly or unpredictably.            dividends to stockholders
                              Market risk may affect an
                              industry, a sector or the
                              market as a whole
                            . Interest rate risk--the risk
                              that the value of most
                              bonds will fall when
                              interest rates rise; the
                              longer a bond's maturity
                              and the lower its credit
                              quality, the more its value
                              typically falls. It can lead
                              to price volatility
------------------------------------------------------------------------------------------------


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14  PRUDENTIAL EUROPE GROWTH FUND, INC.      [PHONE]  (800) 225-1852

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How the Fund Invests
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INVESTMENT TYPE (CONT'D)
% of Fund's Total Assets
(unless otherwise noted)      RISKS                                POTENTIAL REWARDS
DERIVATIVES                 . The value of derivatives           . The Fund could make
                              (such as futures and                 money and protect
Percentage varies             options) that are used to            against losses through
                              hedge a portfolio security           investments in derivatives
                              is generally determined              if the investment analysis
                              independently from that              proves correct
                              security and could result in       . Derivatives that involve
                              a loss to the Fund when              leverage could generate
                              the price movement of a              substantial gains at low
                              derivative used as a hedge           cost
                              does not correlate with a          . One way to manage the
                              change in the value of the           Fund's risk/return balance
                              portfolio security                   is by locking in the value
                            . Derivatives may not have             of an investment ahead of
                              the intended effects and             time
                              may result in losses or            . Hedges that correlate well
                              missed opportunities                 with an underlying
                            . The other party to a                 position can reduce or
                              derivatives contract could           eliminate investment
                              default                              income or capital gains at
                            . Derivatives can increase             low cost
                              share price volatility and
                              those that involve
                              leverage could magnify
                              losses
                            . Certain types of derivatives
                              involve costs to the Fund
                              that can reduce returns
-------------------------------------------------------------------------------------------------
ILLIQUID SECURITIES         . May be difficult to value          . May offer a more
                              precisely                            attractive yield or
Up to 15% of net assets     . May be difficult to sell at          potential for growth than
                              the time or price desired            more widely traded
                                                                   securities
-------------------------------------------------------------------------------------------------
MONEY MARKET                . Limits potential for capital       . May preserve the Fund's
INSTRUMENTS                   appreciation and                     assets
                              achieving our investment
Up to 100% on a temporary     objective
basis                       . See credit risk and market
                              risk above (which are less
                              of a concern for money
                              market instruments)
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How the Fund is Managed
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BOARD OF DIRECTORS
The Fund's Board of Directors oversees the actions of the Manager, Investment Adviser and Distributor and decides on general policies. The Board also oversees the Fund's officers who conduct and supervise the daily business operations of the Fund.

MANAGER
PRUDENTIAL INVESTMENTS LLC (PI)
GATEWAY CENTER THREE, 100 MULBERRY STREET
NEWARK, NJ 07102

   Under a management agreement with the Fund, PI manages the Fund's investment operations and administers its business affairs. PI is also responsible for supervising the Fund's investment adviser. For the fiscal year ended April 30, 2003, the Fund paid PI management fees of 0.75% of the Fund's average daily net assets. PI has responsibility for all investment advisory services and supervises the Fund's investment advisers.
   PI and its predecessors have served as a manager or administrator to investment companies since 1987. As of March 31, 2003, PI served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as the administrator to closed-end investment companies, with aggregate assets of approximately $83.5 billion.
   Subject to the supervision of the Board of Directors of the Fund, PI is responsible for conducting the initial review of prospective investment advisers for the Fund. In evaluating a prospective investment adviser, PI considers many factors, including the firm's experience, investment philosophy and historical performance. PI also is responsible for monitoring the performance of the Fund's investment advisers.
   PI and the Fund operate under an exemptive order (the Order) from the Securities and Exchange Commission (Commission) that generally permits PI to enter into or amend agreements with investment advisers without obtaining shareholder approval. This authority is subject to certain conditions, including the requirement that the Board of Directors must approve any new or amended agreements with investment advisers. Shareholders of the Fund continue to have the right to terminate these agreements at any time by a vote of the majority of outstanding shares of the Fund. The Fund will notify shareholders of any new investment advisers or material amendments to advisory agreements made pursuant to the Order.


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16  PRUDENTIAL EUROPE GROWTH FUND, INC.      [PHONE]  (800) 225-1852

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INVESTMENT ADVISER
   Gartmore Group--the brand name of Nationwide Mutual Insurance Company's (Nationwide Mutual) asset management business--represents a unified global marketing and investment platform featuring nine affiliated investment advisors collectively managing some $70.6 billion (as of March 31, 2003). Gartmore Group encompasses 170 portfolio managers, analysts and traders supported by approximately 1,000 professionals working in offices strategically located in the United States, the United Kingdom, Sweden, Italy, Spain, Germany and Japan.
   GARTMORE GLOBAL PARTNERS (GGP) provides international investment capabilities to the U.S. institutional market place and is the Fund's Investment Adviser. GGP is 100% owned by Gartmore Investment Management plc (Gartmore), whose advisory affiliates are members of Gartmore Group. GGP's address is 1200 River Road, Conshohocken, PA 19428.

PORTFOLIO MANAGERS
   STEPHEN JONES and GARY CLARKE have served as the Fund's co-portfolio managers since April 2001 and April 2003, respectively. Mr. Jones is the Head of European Equities at Gartmore and joined GGP as a senior investment manager in 1994. Mr. Clarke joined Gartmore in January 2003 from Rothschild Asset Management where he was Assistant Director, European Equities, managing both high performance Retail and Institutional mandates. Prior to this he worked at HSBC as a senior fund manager. He began his career at Prudential Portfolio Managers on the European desk. Mr. Clarke graduated from Warwick University with an MSc in Economics and also from Leeds University with a BA (Hons) in Economics and Geography and is a member of AIMR.

DISTRIBUTOR
Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Fund. The Fund has Distribution and Service Plans (the Plans) pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (1940 Act). Under the Plans and the Distribution Agreement, PIMS pays the expenses of distributing the Fund's Class A, B, C and Z shares and provides certain shareholder support services. The Fund pays distribution and other fees to PIMS as compensation


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for its services for each class of shares, other than Class Z. These fees--known as 12b-1 fees--are shown in the "Fees and Expenses" tables. Because these fees are paid from the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Class A, Class B, and Class C shares are subject to a 12b-1 fee of .30%, 1.00% and 1.00%, respectively.


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18  PRUDENTIAL EUROPE GROWTH FUND, INC.      [PHONE]  (800) 225-1852

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   Investors who buy shares of the Fund should be aware of some important tax issues. For example, the Fund pays DIVIDENDS of income and distributes realized net CAPITAL GAINS, if any, to shareholders. These distributions are subject to federal income taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA) or some other qualified or tax-deferred plan or account. Dividends and distributions from the Fund may also be subject to state and local income taxes.
   Also, if you sell shares of the Fund for a profit, you may have to pay capital gains taxes on the amount of your profit, unless you hold your shares in a qualified or tax-deferred plan or account.
   The following briefly discusses some of the important federal income tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

DISTRIBUTIONS
The Fund distributes DIVIDENDS of any net investment income to shareholders--typically once a year. For example, if the Fund owns an ACME Corp. stock and the stock pays a dividend, the Fund will pay out a portion of this dividend to its shareholders, assuming the Fund's income is more than its costs and expenses. The dividends you receive from the Fund will be taxed as income whether or not they are reinvested in the Fund.
   The Fund also distributes any realized net CAPITAL GAINS to shareholders--typically once a year . Capital gains are generated when the Fund sells its assets for a profit. For example, if the Fund bought 100 shares of ACME Corp. stock for a total of $1,000 and more than one year later sold the shares for a total of $1,500, the Fund has net long-term capital gains of $500, which it will pass on to shareholders (assuming the Fund's total gains are greater than any losses it may have). Capital gain of a noncorporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held for more than one year.
   For your convenience, Fund distributions of dividends and net capital gains are AUTOMATICALLY REINVESTED in the Fund without any sales charge. If you ask us to pay the distributions in cash, we will send you a check if your account is with the Transfer Agent. Otherwise, if your account is with a broker, you will receive a credit to your account. Either way, the distributions may be subject to income taxes, unless your shares are held in a qualified or tax-deferred plan or account. For more information about automatic


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Fund Distributions and Tax Issues
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reinvestment and other shareholder services, see "Step 4: Additional Shareholder Services" in the next section.

TAX ISSUES
FORM 1099
Every year, you will receive a Form 1099, which reports the amount of dividends and capital gains we distributed to you during the prior year. If you own shares of the Fund as part of a qualified or tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099. However, you will receive a Form 1099 when you receive any distributions from your qualified or tax-deferred plan or account.
   Fund distributions are generally taxable to you in the calendar year in which they are received, except when we declare certain dividends in the fourth quarter and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year.

WITHHOLDING TAXES
If federal tax law requires you to provide the Fund with your tax identification number and certifications as to your tax status, and you fail to do this, or if you are otherwise subject to backup withholding we will withhold and pay to the U.S. Treasury a portion (currently 28%) of your distributions and sale proceeds. Dividends of net investment income and net short-term capital gains paid to a nonresident foreign shareholder generally will be subject to a U.S. withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.

IF YOU PURCHASE JUST BEFORE RECORD DATE
If you buy shares of the Fund just before the record date for a distribution (the date that determines who receives the distribution), we will pay that distribution to you. As explained above, the distribution may be subject to ordinary income or capital gains taxes. You may think you've done well, since you bought shares one day and soon thereafter received a distribution. That is not so because when dividends are paid out, the value of each share of the Fund decreases by the amount of the dividend to reflect the payout, although this may not be apparent because the value of each share of the Fund will also be affected by market changes, if any. The distribution you


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20  PRUDENTIAL EUROPE GROWTH FUND, INC.      [PHONE]  (800) 225-1852

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receive makes up for the decrease in share value. However, the timing of your purchase means that part of your investment came back to you as taxable income.

QUALIFIED AND TAX-DEFERRED RETIREMENT PLANS AND ACCOUNTS
Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax deductible, but distributions from the plan may be tax-free. Please contact your financial adviser for information on a variety of Prudential mutual funds that are suitable for retirement plans offered by Prudential.

IF YOU SELL OR EXCHANGE YOUR SHARES
If you sell any shares of the Fund for a profit, you have REALIZED A CAPITAL GAIN, which is subject to tax unless you hold shares in a qualified or tax-deferred plan or account. The amount of tax you pay depends on how long
------------------------------------     you owned your shares and
                                         when you bought them. If
              [GRAPHIC]                  you sell shares of the Fund
                                         for a loss, you may have a
                                         capital loss, which you may
                                         use to offset certain capital
------------------------------------     gains you have.
   If you sell shares and realize a loss, you will not be permitted to use the loss to the extent you replace the shares (including pursuant to the reinvestment of a dividend) within a 61-day period (beginning 30 days before the sale of the shares). If you acquire shares of the Fund and sell your shares within 90 days, you may not be allowed to include certain charges incurred in acquiring the shares for purposes of calculating gain or loss realized upon the sale of the shares.
   Exchanging your shares of the Fund for the shares of another Prudential mutual fund is considered a sale for tax purposes. In other words, it's a "taxable event". Therefore, if the shares you exchanged have increased or decreased in value since you purchased them, you have capital gain or loss respectively. The tax treatment of capital gains and losses is described above.


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Fund Distributions and Tax Issues
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   Any gain or loss you may have from selling or exchanging Fund shares will not be reported on the Form 1099. However, proceeds from the sale or exchange will be reported on Form 1099-B. Therefore, unless you hold your shares in a qualified tax-deferred plan or account, you or your financial adviser should keep track of the dates on which you buy and sell--or exchange--Fund shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.

AUTOMATIC CONVERSION OF CLASS B SHARES
   We have obtained a legal opinion that the conversion of Class B shares into Class A shares--which happens automatically approximately seven years after purchase--is not a "taxable event". This opinion, however, is not binding on the Internal Revenue Service (IRS). For more information about the automatic conversion of Class B shares, see "Class B Shares Convert to Class A Shares After Approximately Seven Years" in the next section.


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22  PRUDENTIAL EUROPE GROWTH FUND, INC.      [PHONE]  (800) 225-1852

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The Fund will no longer accept orders to purchase or exchange into its shares of any class, except for purchases by certain automatic investment, retirement and savings plans (excluding IRA accounts) or investors who have executed a letter of intent prior to June 2, 2003.

HOW TO BUY SHARES
STEP 1: OPEN AN ACCOUNT
If you don't have an account with us or a securities firm that is permitted to buy or sell shares of the Fund for you, call Prudential Mutual Fund Services LLC (PMFS) at (800) 225-1852 or contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: INVESTMENT SERVICES
P.O. BOX 8179
PHILADELPHIA, PA 19101

You may purchase shares by check or wire. We do not accept cash or money orders. To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. We have the right to reject any purchase order (including an exchange into the Fund) or suspend or modify the Fund's sale of its shares.

STEP 2: CHOOSE A SHARE CLASS
Individual investors can choose among Class A, Class B, Class C and Class Z shares of the Fund, although Class Z shares are available only to a limited group of investors.
Multiple share classes let you choose a cost structure that better meets your needs. With Class A shares, investors that purchase less than $1 million of Class A shares pay the initial sales charge at the time of purchase, but the operating expenses each year are lower than the expenses of Class B and Class C shares. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a CDSC of 1%. This charge, however, is waived for all such Class A shareholders except those who purchased their shares through certain broker-dealers that are not affiliated with Prudential. With Class B shares, you only pay a sales charge if you sell your shares within six years (that is why it is called a Contingent Deferred Sales Charge or CDSC), but the operating expenses each year are higher than the Class A share expenses. With Class C shares, you pay a 1% front-end sales charge (waived when Class C shares are purchased through certain unaffiliated brokers) and a 1% CDSC if you sell within 18 months of purchase, but the operating expenses are also higher than the expenses for Class A shares.


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   When choosing a share class, you should consider the following:
  .  The amount of your investment.
  . The length of time you expect to hold the shares and the impact of the varying distribution fees. Over time, the fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
  . The different sales charges that apply to each share class--Class A's front-end sales charge vs. Class B's CDSC vs. Class C's low front-end sales charge and low CDSC.
  .  Whether you qualify for any reduction or waiver of sales charges.
  . The fact that if you are purchasing Class B shares in an amount of $100,000 or more, you should consult with your financial adviser to determine whether other share classes are more beneficial given your circumstances.
  . The fact that if you are purchasing Class C shares in an amount of $500,000 or more, you should consult with your financial adviser because another share class (such as Class A) may be more beneficial given your circumstances.
  . The fact that Class B shares automatically convert to Class A shares approximately seven years after purchase.
  .  Whether you qualify to purchase Class Z shares.
     See "How to Sell Your Shares" for a description of the impact of CDSCs.


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24  PRUDENTIAL EUROPE GROWTH FUND, INC.      [PHONE]  (800) 225-1852

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Share Class Comparison. Use this chart to help you compare the Fund's different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.

                     CLASS A          CLASS B         CLASS C           CLASS Z
Minimum purchase     $1,000           $1,000          $2,500            None
 amount/1/
Minimum amount for   $100             $100            $100              None
 subsequent
 purchases/1/
Maximum initial      5% of the public None            1% of the public  None
 sales charge        offering price                   offering price/2/
Contingent           1%/4/            If sold during: 1% on sales       None
 Deferred Sales                       Year 1    5%    made within
 Charge (CDSC/)3 /                    Year 2    4%    18 months of
                                      Year 3    3%    purchase/3/
                                      Year 4    2%
                                      Years 5/6 1%
                                      Year 7    0%
Annual distribution  .30 of 1%;       1%              1%                None
 (12b-1) and         (.25 of 1%
 service fees        currently)
 (shown as a
 percentage of
 average net
 assets/5 /

1The minimum investment requirements do not apply to certain retirement and employee savings plans and custodial accounts for minors. The minimum initial and subsequent investment for purchases made through the Automatic Investment Plan is $50. For more information, see "Additional Shareholder Services--Automatic Investment Plan."
21.01% of the net amount invested. Investors who purchase Class C shares through certain unaffiliated brokers may purchase Class C shares without paying the 1% initial sales charge.
3For more information about the CDSC and how it is calculated, see "How to Sell
 Your Shares--Contingent Deferred Sales Charge (CDSC)."
4Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a CDSC of 1%. This charge, however, is waived for all such Class A shareholders except those who purchased their shares through certain broker-dealers that are not affiliated with Prudential.
5These distribution and service fees are paid from the Fund's assets on a continuous basis. The service fee for Class A, Class B and Class C shares is .25 of 1%. The distribution fee for Class A shares is limited to .30 of 1% (including the .25 of 1% service fee). Class B and Class C shares pay a distribution fee (in addition to the service fee) of .75 of 1%. For the fiscal year ending April 30, 2004, the Distributor of the Fund has contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares to .25 of 1% of the average daily net assets of the Class A shares.

REDUCING OR WAIVING CLASS A'S INITIAL SALES CHARGE
The following describes the different ways investors can reduce or avoid paying Class A's initial sales charge.


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Increase the Amount of Your Investment. You can reduce Class A's sales charge by increasing the amount of your investment. This table shows you how the sales charge decreases as the amount of your investment increases.

                      SALES CHARGE AS %  SALES CHARGE AS %      DEALER
AMOUNT OF PURCHASE    OF OFFERING PRICE OF AMOUNT INVESTED REALLOWANCE
Less than $25,000                 5.00%              5.26%       4.75%
$25,000 to $49,999                4.50%              4.71%       4.25%
$50,000 to $99,999                4.00%              4.17%       3.75%
$100,000 to $249,999              3.25%              3.36%       3.00%
$250,000 to $499,999              2.50%              2.56%       2.40%
$500,000 to $999,999              2.00%              2.04%       1.90%
$1 million and above*              None               None        None

* If you invest $1 million or more, you can buy only Class A shares, unless you qualify to buy Class Z shares. If you purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase, you will be subject to a 1% CDSC. This charge, however, is waived for all such Class A shareholders other than those who purchased their shares through certain broker-dealers that are not affiliated with Prudential.

   To satisfy the purchase amounts above, you can:
  .  Invest with an eligible group of investors who are related to you;
  . Buy the Class A shares of two or more Prudential mutual funds at the same time;
  . Use your RIGHTS OF ACCUMULATION, which allow you to combine (1) the value of Prudential mutual fund shares you already own, (2) the value of money market shares you have acquired through the exchange privilege, and (3) the value of the shares you are purchasing for purposes of determining the applicable sales charge (note: you must notify the Transfer Agent at the time of purchase if you qualify for Rights of Accumulation); or
  . Sign a LETTER OF INTENT, stating in writing that you or an eligible group of related investors will purchase a certain amount of shares in the Fund and other Prudential mutual funds within 13 months.

Note: effective July 7, 2003, the value of shares held in the Strategic Partners mutual funds will be included for purposes of determining Rights of Accumulation and Letters of Intent.

Benefit Plans. Certain group retirement and savings plans may purchase Class A shares without the initial sales charge if they meet the required


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minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at
(800) 353-2847.

Mutual Fund Programs. The initial sales charge will be waived for investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:
  . Mutual fund "wrap" or asset allocation programs, where the sponsor places Fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services; or
  . Mutual fund "supermarket" programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

   Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Other Types of Investors. Other investors pay no sales charge, including certain officers, employees or agents of Prudential and its affiliates, the Prudential mutual funds, the subadvisers of the Prudential mutual funds and registered representatives and employees of brokers that have entered into a selected dealer agreement with the Distributor. To qualify for a reduction or waiver of the sales charge, you must notify the Transfer Agent or your broker at the time of purchase. For more information see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Reduction and Waiver of Initial Sales Charge--Class A Shares."

WAIVING CLASS C'S INITIAL SALES CHARGE
Benefit Plans. Certain group retirement plans may purchase Class C shares without the initial sales charge. For more information, call Prudential at
(800) 353-2847.



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Investment of Redemption Proceeds from Other Investment Companies. The initial sales charge will be waived for purchases of Class C shares if the purchase is made with money from the redemption of shares of any unaffiliated investment company, as long as the shares were not held in an account at Prudential Securities Incorporated or its successors (PSI) or one of its affiliates. Such purchases must be made within 60 days of the redemption. To qualify for this waiver, you must do one of the following:
  . purchase your shares through an account at PSI, . purchase your shares through a COMMAND Account or an Investor Account with
     Pruco Securities Corporation (Pruco), or
  .  purchase your shares through another broker.

   This waiver is not available to investors who purchase shares directly from the Transfer Agent. If you are entitled to the waiver, you must notify either the Transfer Agent or your broker, who may require any supporting documents it considers to be appropriate.

Other. Investors who purchase Class C shares through certain unaffiliated brokers may purchase Class C shares without paying the 1% initial sales charge.

QUALIFYING FOR CLASS Z SHARES
Benefit Plans. Certain group retirement plans may purchase Class Z shares if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

Mutual Fund Programs. Class Z shares can also be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Fund as an available option. Class Z shares can also be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:
  . Mutual fund "wrap" or asset allocation programs, where the sponsor places Fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services, or


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  . Mutual fund "supermarket" programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

   Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Other Types of Investors. Class Z shares of the Fund can also be purchased by any of the following:
  . Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available option,
  . Current and former directors/trustees of the Prudential mutual funds (including the Fund), and
  .  Prudential, with an investment of $10 million or more.

PAYMENT TO THIRD PARTIES
In connection with the sale of shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons a commission of up to 4% of the purchase price for Class B shares, up to 2% of the purchase price for Class C shares and a finder's fee for Class A or Class Z shares from their own resources based on a percentage of the net asset value of shares sold or otherwise. The Distributor or one of its affiliates may make ongoing payments, from its own resources, to brokers, financial advisers and other persons for providing recordkeeping or otherwise facilitating the maintenance of shareholder accounts.

CLASS B SHARES CONVERT TO CLASS A SHARES AFTER APPROXIMATELY SEVEN YEARS
If you buy Class B shares and hold them for approximately seven years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B shares that you purchased with reinvested dividends and other distributions. Since the 12b-1 fees for Class A


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shares are lower than for Class B shares, converting to Class A shares lowers your Fund expenses.
   Class B shares acquired through the reinvestment of dividends or distributions will be converted to Class A shares according to the procedures utilized by the broker-dealer through which the Class B shares were purchased if the shares are carried on the books of that broker-dealer and the broker-dealer provides subaccounting services to the Fund. Otherwise, the procedures utilized by PMFS, or its affiliates, will be used. The use of different procedures may result in a timing differential in the conversion of Class B shares acquired through the reinvestment of dividends and distributions.
   When we do the conversion, you will get fewer Class A shares than the number of converted Class B shares if the price of the Class A shares is higher than the price of Class B shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. We do the conversions quarterly, not on the anniversary date of your purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Conversion Feature--Class B Shares."

STEP 3: UNDERSTANDING THE PRICE YOU'LL PAY
The price you pay for each share of the Fund is based on the share value. The share value of a mutual fund--known as the NET ASSET VALUE or NAV--is determined by a simple calculation: it's the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding.
-----------------------------        For example, if the value of the
MUTUAL FUND SHARES                   investments held by Fund XYZ
THE NAV OF MUTUAL FUND SHARES        (minus its liabilities) is $1,000 and
CHANGES EVERY DAY BECAUSE THE        there are 100 shares of Fund XYZ
VALUE OF A FUND'S PORTFOLIO CHANGES  owned by shareholders, the price
CONSTANTLY. FOR EXAMPLE, IF FUND     of one share of the Fund--or the
XYZ HOLDS ACME CORP. STOCK IN ITS    NAV--is $10 ($1,000 divided by
PORTFOLIO AND THE PRICE OF ACME      100).
STOCK GOES UP WHILE THE VALUE OF THE    The Fund's portfolio securities
FUND'S OTHER HOLDINGS REMAINS THE    are valued based upon market
SAME AND EXPENSES DON'T CHANGE,      quotations or, if not readily
THE NAV OF FUND XYZ WILL INCREASE.   available, at fair value as
-----------------------------        determined in good faith under
procedures established by the Fund's Board of Directors. The Fund also may


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30  PRUDENTIAL EUROPE GROWTH FUND, INC.      [PHONE]  (800) 225-1852

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use fair value pricing if it determines that a market quotation is not reliable based, among other things, on events that occur after the quotation is derived or after the close of the primary market on which the security is traded, but before the time that the Fund's NAV is determined. In the case of foreign securities, this use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S., but also may occur with U.S.-traded securities. The fair value of a portfolio security that the Fund uses to determine its NAV may differ from the security's quoted or published price. For purposes of computing the Fund's NAV, we will value the Fund's future contracts 15 minutes after the close of regular trading on the New York Stock Exchange
(NYSE). Except when we fair value securities or as noted below, in the case of foreign securities, we normally value each foreign security held by the Fund as of the close of the security's primary market. The Fund may determine to use fair value pricing after the NAV publishing deadline, but before capital shares are processed. In these instances, the NAV you receive may differ from the published NAV price.
   We determine the Fund's NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. New York time. The NYSE is closed on most national holidays and Good Friday. We do not price, and you will not be able to purchase, redeem or exchange the Fund's shares on days when the NYSE is closed but the primary markets for foreign securities are open, even though the value of the Fund's foreign securities may have changed. Conversely, the Fund will ordinarily price its shares, and you may purchase, redeem or exchange shares, on days that the NYSE is open but foreign securities markets are closed. We may not determine the Fund's NAV on days when we have not received any orders to purchase, sell or exchange Fund shares, or when changes in the value of the Fund's portfolio do not materially affect its NAV.
   Most national newspapers report the NAVs of larger mutual funds, allowing investors to check the prices of those funds daily.

WHAT PRICE WILL YOU PAY FOR SHARES OF THE FUND?
For Class A and Class C shares, you'll pay the public offering price, which is the NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For Class B and Class Z shares, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share


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classes). Your broker may charge you a separate or additional fee for purchases of shares.
   Unless regular trading on the NYSE closes before 4:00 p.m. New York time, your order to purchase must be received by 4:00 p.m. New York time in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to purchase is received after the close of regular trading on the NYSE.

STEP 4: ADDITIONAL SHAREHOLDER SERVICES
As a Fund shareholder, you can take advantage of the following services and privileges:

Automatic Reinvestment. As we explained in the "Fund Distributions and Tax Issues" section, the Fund pays out--or distributes--its net investment income and net capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Fund at NAV without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application or notify your broker or notify PMFS in writing (at the address below) at least five business days before the date we determine who receives dividends.

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: ACCOUNT MAINTENANCE
P.O. BOX 8159
PHILADELPHIA, PA 19101

Automatic Investment Plan. You can make regular purchases of Fund shares for as little as $50 by having the funds automatically withdrawn from your bank or brokerage account at specified intervals.

Retirement Plan Services. Prudential offers a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on IRAs, including Roth IRAs or SEP IRAs for a one-person business, please contact your financial adviser. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLES, SEP plans, Keoghs, 403(b) plans, pension and profit-sharing plans), your


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32  PRUDENTIAL EUROPE GROWTH FUND, INC.      [PHONE]  (800) 225-1852

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financial adviser will help you determine which retirement plan best meets your needs. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.

Systematic Withdrawal Plan. A systematic withdrawal plan is available that will provide you with monthly, quarterly, semi-annual or annual redemption checks. Remember, sales of Class A (in certain cases), Class B and Class C shares may be subject to a CDSC. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.

Reports to Shareholders. Every year, we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Fund. To reduce Fund expenses, we may send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise. If each Fund shareholder in your household would like to receive a copy of the Fund's prospectus, shareholder report and proxy statement, please call us toll free at (800) 225-1852. We will begin sending additional copies of these documents within 30 days of receipt of your request.

HOW TO SELL YOUR SHARES
You can sell your shares of the Fund for cash (in the form of a check, by wire or by electronic deposit to your bank account) at any time, subject to certain restrictions. For more information about these restrictions, see "Restrictions on Sales" below.
   When you sell shares of the Fund--also known as redeeming your shares--the price you will receive will be the NAV next determined after PMFS, the Distributor or your broker receives your order to sell (less any applicable
CDSC). If your broker holds your shares, your broker must receive your order to sell by 4:00 p.m. New York time, to process the sale on that day. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell


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is received after the close of regular trading on the NYSE. If your broker does not hold your shares contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: REDEMPTION SERVICES
P.O. BOX 8149
PHILADELPHIA, PA 19101

   Generally, we will pay you for the shares that you sell within seven days after PMFS, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid this delay if you purchase shares by wire, certified check or cashier's check. Your broker may charge you a separate or additional fee for sales of shares.

RESTRICTIONS ON SALES
There are certain times when you may not be able to sell shares of the Fund, or we may delay paying you the proceeds from a sale. As permitted by the Commission, this may happen during unusual market conditions or emergencies when the Fund can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."
   If you are selling more than $100,000 of shares, you want the redemption proceeds payable to or sent to someone or some place that is not in our records, or you are a business or a trust and if you hold your shares directly with PMFS, you will need to have the signature on your sell order signature guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer, savings institution or credit union. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares--Signature Guarantee."

CONTINGENT DEFERRED SALES CHARGE (CDSC)
If you sell Class B shares within six years of purchase or Class C shares within 18 months of purchase, you will have to pay a CDSC. In addition, if you


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34  PRUDENTIAL EUROPE GROWTH FUND, INC.      [PHONE]  (800) 225-1852

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purchase $1 million or more of Class A shares through certain broker-dealers that are not affiliated with Prudential, although you are not subject to an initial sales charge, you are subject to a 1% CDSC for shares redeemed within 12 months of purchase. To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:
  . Amounts representing shares you purchased with reinvested dividends and distributions,
  . Amounts representing the increase in NAV above the total amount of payments for shares made during the past 12 months for Class A shares (in certain cases), six years for Class B shares and 18 months for Class C shares, and
  . Amounts representing the cost of shares held beyond the CDSC period (12 months for Class A shares (in certain cases), six years for Class B shares and 18 months for Class C shares).

   Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid--or at least minimize--the CDSC.
   Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.
   As we noted before in the "Share Class Comparison" chart, if you purchase $1 million or more of Class A shares through certain broker-dealers that are not affiliated with Prudential, although you are not subject to an initial sales charge, you are subject to a 1% CDSC for shares redeemed within 12 months of purchase. The CDSC for Class B shares is 5% in the first year, 4% in the second, 3% in the third, 2% in the fourth and 1% in the fifth and sixth years. The rate decreases on the first day of the month following the anniversary date of your purchase, not on the anniversary date itself. The CDSC is 1% for Class C shares--which is applied to shares sold within 18 months of purchase. For Class A, Class B and Class C shares, the CDSC is calculated using the lesser of the original purchase price or the redemption proceeds. For purposes of determining how long you've held your shares, all purchases during the month are grouped together and considered to have been made on the last day of the month.


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   The holding period for purposes of determining the applicable CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund.

WAIVER OF THE CDSC--CLASS B SHARES
The CDSC will be waived if the Class B shares are sold:
  . After a shareholder dies or is disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares held in joint tenancy, provided the shares were purchased before the death or disability,
  . To provide for certain distributions--made without IRS penalty--from a tax-deferred retirement plan, IRA or Section 403(b) custodial account, and
  .  On certain sales effected through a Systematic Withdrawal Plan.

   For more information on the above and other waivers, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Waiver of Contingent Deferred Sales Charge--Class B Shares."

WAIVER OF THE CDSC--CLASS C SHARES
Benefit Plans. The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC will also be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

REDEMPTION IN KIND
If the sales of Fund shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Fund's net assets, we can then give you securities from the Fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

SMALL ACCOUNTS
If you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC) and close your account. We would do this to minimize the Fund's expenses paid by other


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36  PRUDENTIAL EUROPE GROWTH FUND, INC.      [PHONE]  (800) 225-1852

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shareholders. We will give you 60 days' notice, during which time you can purchase additional shares to avoid this action. This involuntary sale does not apply to shareholders who own their shares as part of a 401(k) plan, an IRA or some other qualified or tax-deferred plan or account.

90-DAY REPURCHASE PRIVILEGE
After you redeem your shares, you have a 90-day period during which you may reinvest any of the redemption proceeds in shares of the same Fund and account without paying an initial sales charge. Also, if you paid a CDSC when you redeemed your shares, we will credit your account with the appropriate number of shares to reflect the amount of the CDSC you paid. In order to take advantage of this one-time privilege, you must notify PMFS or your broker at the time of the repurchase. See the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."

RETIREMENT PLANS
To sell shares and receive a distribution from your retirement account, call your broker or PMFS for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI.

HOW TO EXCHANGE YOUR SHARES
You can exchange your shares of the Fund for shares of the same class in certain other Prudential mutual funds--including certain money market funds--if you satisfy the minimum investment requirements. Effective July 7, 2003 you can also exchange your shares of the Fund for shares of the same class in certain of the Strategic Partners mutual funds. For example, you can exchange Class A shares of the Fund for Class A shares of another Prudential mutual fund, but you can't exchange Class A shares for Class B, Class C or Class Z shares. Class B and Class C shares may not be exchanged into money market funds other than Special Money Market Fund, Inc. After an exchange, at redemption, the CDSC will be calculated from the first day of the month after your initial purchase, excluding any time shares which


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were held in a money market fund. We may change the terms of any exchange privilege after giving you 60 days' notice.
   If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: EXCHANGE PROCESSING
P.O. BOX 8157
PHILADELPHIA, PA 19101

   There is no sales charge for exchanges. However, if you exchange--and then sell--Class A shares within 12 months of your original purchase (in certain circumstances), Class B shares within approximately six years of your original purchase or Class C shares within 18 months of your original purchase, you must still pay the applicable CDSC. If you have exchanged Class A, Class B or Class C shares into a money market fund, the time you hold the shares in the money market account will not be counted for purposes of calculating the required holding periods for CDSC liability.
   Remember, as we explained in the section entitled "Fund Distributions and Tax Issues--If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than the amount that you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI, "Shareholder Investment Account--Exchange Privilege."

FREQUENT TRADING
Frequent trading of Fund shares in response to short-term fluctuations in the market--also known as "market timing"--may make it very difficult to manage the Fund's investments. When market timing occurs, the Fund may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash the Fund will have to invest. When, in our opinion, such activity would have a disruptive effect on portfolio management, the Fund reserves the right to refuse purchase orders and exchanges into the Fund by any person, group or


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commonly controlled account. The decision will be based upon dollar amount, volume or frequency of trading. The Fund will notify a market timer of rejection of an exchange or purchase order. If the Fund allows a market timer to trade Fund shares, it may require the market timer to enter into a written agreement to follow certain procedures and limitations.

TELEPHONE REDEMPTIONS AND EXCHANGES
You may redeem your shares if the proceeds of the redemption do not exceed $100,000 or exchange your shares in any amount by calling the Fund at (800) 225-1852 before 4:00 p.m. New York time. Certain restrictions apply, please see the section titled "Restrictions on Sales" for additional information. You will receive a redemption or exchange amount based on that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell or exchange is received after the close of regular trading on the NYSE.
   PMFS will record your telephone instructions and request specific account information before redeeming or exchanging shares. The Fund will not be liable for losses due to unauthorized or fraudulent telephone instructions if it follows instructions that it reasonably believes are made by the shareholder. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.
   In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail or through your broker.
   The telephone redemption and exchange procedures may be modified or terminated at any time. If this occurs, you will receive a written notice from the Fund.

EXPEDITED REDEMPTION PRIVILEGE
If you have selected the Expedited Redemption Privilege, you may have your redemption proceeds sent directly to your bank account. The Fund must receive requests for expedited redemption prior to 4:00 p.m. New York time, to receive a redemption amount based on the day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close


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of regular trading on the NYSE. For more information, see "Purchase, Redemption and Pricing of Fund Shares--Expedited Redemption Privilege" in the SAI. The Expedited Redemption Privilege may be modified or terminated at any time without notice.


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40  PRUDENTIAL EUROPE GROWTH FUND, INC.      [PHONE]  (800) 225-1852

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Financial Highlights
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The financial highlights below are intended to help you evaluate the Fund's financial performance for the past 5 years. The TOTAL RETURN in each chart represents the rate that a shareholder would have earned on an investment in that share class of the Fund, assuming investment at the start of the period, reinvestment of all dividends and other distributions and sale at the end of the period. The information is for each share class for the periods indicated.
   A copy of the Fund's annual report, along with the Fund's audited financial statements and report of independent auditors, is available upon request, at no charge, as described on the back cover of this prospectus.


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CLASS A SHARES
The financial highlights for the five years ended April 30, 2003 were derived from the financial statements audited by PricewaterhouseCoopers LLP, independent auditors, whose report on those financial statements was unqualified.

CLASS A SHARES (FISCAL YEARS
ENDED 4-30)
PER SHARE OPERATING
PERFORMANCE/(a)/                   2003     2002     2001     2000    1999
NET ASSET VALUE, BEGINNING OF
 YEAR                            $12.87   $15.03   $21.63   $18.80  $19.91
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income (loss)        .09      .02    (.05)    (.04)     .03
Net realized and unrealized
 gain on investments and
 foreign currency transactions   (2.49)   (2.18)   (4.61)     3.83     .28
TOTAL FROM INVESTMENT
 OPERATIONS                      (2.40)   (2.16)   (4.66)     3.79     .31
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LESS DISTRIBUTIONS:
Distributions in excess of
 net investment income               --       --       --       --   (.24)
Distributions from net
 realized gains on
 investments and foreign
 currency transactions               --       --   (1.94)    (.96)  (1.18)
TOTAL DISTRIBUTIONS                  --       --   (1.94)    (.96)  (1.42)
NET ASSET VALUE, END OF YEAR     $10.47   $12.87   $15.03   $21.63  $18.80
TOTAL RETURN/(b)/              (18.65)% (14.37)% (21.66)%   20.27%   2.03%
RATIOS/SUPPLEMENTAL DATA           2003     2002     2001     2000    1999
NET ASSETS, END OF YEAR (000)   $53,019  $72,367  $68,664 $104,031 $78,074
Average net assets (000)        $56,891  $66,709  $85,358  $85,317 $67,286
RATIOS TO AVERAGE NET ASSETS:
Expenses, including
 distribution and service
 (12b-1) fees/(c)/                1.87%    1.63%    1.43%    1.37%   1.43%
Expenses, excluding
 distribution and service
 (12b-1) fees                     1.62%    1.38%    1.18%    1.12%   1.18%
Net investment income (loss)       .84%     .17%   (.27)%   (.18)%    .15%
FOR CLASS A, B, C AND Z
 SHARES:
Portfolio turnover rate            107%     212%      39%      79%     62%
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(a)Based on weighted average shares outstanding, by class.
(b)Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c)For the year ended April 30, 2003, the distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average net assets of Class A Shares.


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42  PRUDENTIAL EUROPE GROWTH FUND, INC.      [PHONE]  (800) 225-1852

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CLASS B SHARES
The financial highlights for the five years ended April 30, 2003 were derived from the financial statements audited by PricewaterhouseCoopers LLP, independent auditors, whose report on those financial statements was unqualified.

CLASS B SHARES (FISCAL YEARS ENDED 4-30)
PER SHARE OPERATING
PERFORMANCE/(a)/                          2003     2002     2001     2000     1999
NET ASSET VALUE, BEGINNING OF YEAR      $12.10   $14.23   $20.82   $18.26   $19.35
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)               .01    (.06)    (.17)    (.18)    (.11)
Net realized and unrealized gain on
 investments and foreign currency
 transactions                           (2.34)   (2.07)   (4.48)     3.70      .30
TOTAL FROM INVESTMENT OPERATIONS        (2.33)   (2.13)   (4.65)     3.52      .19
----------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions in excess of net
 investment income                          --       --       --       --    (.10)
Distributions from net realized gains
 on investments and foreign currency
 transactions                               --       --   (1.94)    (.96)   (1.18)
TOTAL DISTRIBUTIONS                         --       --   (1.94)    (.96)   (1.28)
NET ASSET VALUE, END OF YEAR             $9.77   $12.10   $14.23   $20.82   $18.26
TOTAL RETURN/(b)/                     (19.26)% (14.97)% (22.50)%   19.38%    1.39%
RATIOS/SUPPLEMENTAL DATA                  2003     2002     2001     2000     1999
NET ASSETS, END OF YEAR (000)          $26,347  $49,985 $114,966 $198,260 $196,247
Average net assets (000)               $33,989  $74,536 $153,025 $193,811 $191,220
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution and
 service (12b-1) fees                    2.62%    2.38%    2.18%    2.12%    2.18%
Expenses, excluding distribution and
 service (12b-1) fees                    1.62%    1.38%    1.18%    1.12%    1.18%
Net investment income (loss)               .08   (.49)%  (1.00)%   (.92)%   (.57)%
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(a)Based on weighted average shares outstanding, by class.
(b)Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.



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CLASS C SHARES
The financial highlights for the five years ended April 30, 2003 were derived from the financial statements audited by PricewaterhouseCoopers LLP, independent auditors, whose report on those financial statements was unqualified.

CLASS C SHARES (FISCAL YEARS ENDED 4-30)
PER SHARE OPERATING
PERFORMANCE/(a)/                               2003     2002     2001    2000    1999
NET ASSET VALUE, BEGINNING OF YEAR           $12.12   $14.25   $20.83  $18.25  $19.38
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                    .01    (.07)    (.18)   (.18)   (.11)
Net realized and unrealized gain (loss) on
 investments and foreign currency
 transactions                                (2.34)   (2.06)   (4.46)    3.72     .26
TOTAL FROM INVESTMENT OPERATIONS             (2.33)   (2.13)   (4.64)    3.54     .15
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LESS DISTRIBUTIONS:
Distributions in excess of net investment
 income                                          --       --       --      --   (.10)
Distributions from net realized gains on
 investments and foreign currency
 transactions                                    --       --   (1.94)   (.96)  (1.18)
TOTAL DISTRIBUTIONS                              --       --   (1.94)   (.96)  (1.28)
NET ASSET VALUE, END OF YEAR                  $9.79   $12.12   $14.25  $20.83  $18.25
TOTAL RETURN/(b)/                          (19.22)% (14.95)% (22.40)%  19.45%   1.18%
RATIOS/SUPPLEMENTAL DATA                       2003     2002     2001    2000    1999
NET ASSETS, END OF YEAR (000)                $4,677   $7,531  $10,996 $17,501 $15,073
Average net assets (000)                     $5,567   $8,573  $14,393 $15,974 $13,465
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution
 and service (12b-1) fees                     2.62%    2.38%    2.18%   2.12%   2.18%
Expenses, excluding distribution
 and service (12b-1) fees                     1.62%    1.38%    1.18%   1.12%   1.18%
Net investment income (loss)                   .10%   (.54)%  (1.02)%  (.93)%  (.61)%
-------------------------------------------------------------------------------------

(a)Based on weighted average shares outstanding, by class.
(b)Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.


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44  PRUDENTIAL EUROPE GROWTH FUND, INC.      [PHONE]  (800) 225-1852

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Financial Highlights
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CLASS Z SHARES
The financial highlights for the five years ended April 30, 2003 were derived from the financial statements audited by PricewaterhouseCoopers LLP, independent auditors, whose report on those financial statements was unqualified.

CLASS Z SHARES (FISCAL YEARS ENDED 4-30)
PER SHARE OPERATING
PERFORMANCE/(a)/                               2003     2002     2001    2000    1999
NET ASSET VALUE, BEGINNING OF YEAR           $12.97   $15.10   $21.74  $18.83  $19.93
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                    .11      .06    (.01)     .01     .05
Net realized and unrealized gain (loss) on
 investments and foreign currency
 transactions                                (2.49)   (2.19)   (4.69)    3.86     .31
TOTAL FROM INVESTMENT OPERATIONS             (2.38)   (2.13)   (4.70)    3.87     .36
-------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions in excess of net investment
 income                                          --       --       --      --   (.28)
Distributions from net realized gains on
 investments and foreign currency
 transactions                                    --       --   (1.94)   (.96)  (1.18)
TOTAL DISTRIBUTIONS                              --       --   (1.94)   (.96)  (1.46)
NET ASSET VALUE, END OF YEAR                 $10.59   $12.97   $15.10  $21.74  $18.83
TOTAL RETURN/(b)/                          (18.35)% (14.11)% (21.74)%  20.67%   2.35%
RATIOS/SUPPLEMENTAL DATA                       2003     2002     2001    2000    1999
NET ASSETS, END OF YEAR (000)                $4,906   $8,140  $10,668 $15,516 $10,972
Average net assets (000)                     $5,741   $8,486  $13,144 $12,455  $8,572
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution and
 service (12b-1) fees                         1.62%    1.38%    1.18%   1.12%   1.18%
Expenses, excluding distribution and
 service (12b-1) fees                         1.62%    1.38%    1.18%   1.12%   1.18%
Net investment income (loss)                  1.05%     .46%   (.03)%    .08%    .25%
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(a)Based on weighted average shares outstanding, by class.
(b)Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.


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                                                                  45

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The Prudential Mutual Fund Family
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Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial adviser or call us at (800) 225-1852. Please read the prospectus carefully before you invest or send money.

PRUDENTIAL MUTUAL FUNDS
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STOCK FUNDS
LARGE CAPITALIZATION STOCK FUNDS
Prudential 20/20 Focus Fund
Prudential Equity Fund, Inc.
Prudential Index Series Fund
  Prudential Stock Index Fund
Prudential Tax-Managed Funds
  Prudential Tax-Managed Equity Fund
Prudential Value Fund
The Prudential Investment Portfolios, Inc.
  Prudential Jennison Growth Fund
SMALL-TO-MID-CAPITALIZATION STOCK FUNDS
Nicholas-Applegate Fund, Inc.
  Nicholas-Applegate Growth Equity Fund
Prudential Small Company Fund, Inc.
Prudential Tax-Managed Small-Cap Fund, Inc.
Prudential U.S. Emerging Growth Fund, Inc.
The Prudential Investment Portfolios, Inc.
  Prudential Jennison Equity Opportunity Fund
SECTOR STOCK FUNDS
Prudential Natural Resources
  Fund, Inc.
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
  Prudential Financial Services Fund
  Prudential Health Sciences Fund
  Prudential Technology Fund
  Prudential Utility Fund
GLOBAL/INTERNATIONAL STOCK FUNDS
Prudential Europe Growth Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
  Prudential Global Growth Fund
  Prudential International Value Fund
  Prudential Jennison International Growth Fund

BALANCED/ALLOCATION FUND
The Prudential Investment Portfolios, Inc.
  Prudential Active Balanced Fund

BOND FUNDS
TAXABLE BOND FUNDS

Prudential Government Income Fund, Inc.
Prudential High Yield Fund, Inc.
Prudential Short-Term Bond Fund, Inc.
  Prudential Short-Term Corporate Bond Fund
  Dryden Ultra Short Bond Fund
Prudential Total Return Bond Fund, Inc.
MUNICIPAL BOND FUNDS
Prudential California Municipal Fund
  California Series
  California Income Series
Prudential Municipal Bond Fund
  High Income Series
  Insured Series
Prudential Municipal Series Fund
  Florida Series
  New Jersey Series
  New York Series
  Pennsylvania Series
Prudential National Municipals Fund, Inc.


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46  PRUDENTIAL EUROPE GROWTH FUND, INC.      [PHONE]  (800) 225-1852

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GLOBAL/INTERNATIONAL BOND FUND
Prudential Global Total Return Fund, Inc.

MONEY MARKET FUNDS
TAXABLE MONEY MARKET FUNDS
Cash Accumulation Trust
  Liquid Assets Fund
  National Money Market Fund
Prudential Government Securities Trust
  Money Market Series
  U.S. Treasury Money Market Series
Prudential Institutional Liquidity Portfolio, Inc.
  Institutional Money Market Series
Prudential MoneyMart Assets, Inc.
MUNICIPAL MONEY MARKET FUNDS
Prudential California Municipal Fund
  California Money Market Series
Prudential Municipal Series Fund
  New Jersey Money Market Series
  New York Money Market Series
TAX-FREE MONEY MARKET FUNDS
COMMAND Tax-Free Fund
Prudential Tax-Free Money Fund, Inc.
OTHER MONEY MARKET FUNDS
COMMAND Government Fund
COMMAND Money Fund
Special Money Market Fund, Inc.*
  Money Market Series
STRATEGIC PARTNERS MUTUAL FUNDS
--------------------------------------------------------------------------------
Strategic Partners Asset Allocation Funds
  Strategic Partners Conservative Growth Fund
  Strategic Partners Moderate Growth Fund
  Strategic Partners High Growth Fund
Strategic Partners Style Specific Funds
  Strategic Partners Large Capitalization Growth Fund
  Strategic Partners Large Capitalization Value Fund
  Strategic Partners Small Capitalization Growth Fund
  Strategic Partners Small Capitalization Value Fund
  Strategic Partners International Equity Fund
  Strategic Partners Total Return Bond Fund
Strategic Partners Opportunity Funds
  Strategic Partners Focused Growth Fund
  Strategic Partners New Era Growth Fund
  Strategic Partners Focused Value Fund
  Strategic Partners Mid-Cap Value Fund
Special Money Market Fund, Inc.*
  Money Market Series

 *This fund is not a direct purchase money fund and is only an exchangeable money fund.


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                                                                  47

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                                     Notes


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48  PRUDENTIAL EUROPE GROWTH FUND, INC.      [PHONE]  (800) 225-1852

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                                     Notes


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                                     Notes


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50  PRUDENTIAL EUROPE GROWTH FUND, INC.      [PHONE]  (800) 225-1852

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                                     Notes


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                                     Notes


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52  PRUDENTIAL EUROPE GROWTH FUND, INC.      [PHONE]  (800) 225-1852

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                                     Notes


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                                                                  53

      FOR MORE INFORMATION

Please read this prospectus before you invest in the Fund and keep it for future reference. For information or shareholder questions contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
P.O. BOX 8098
PHILADELPHIA, PA 19101
(800) 225-1852
(732) 482-7555 (Calling from outside the U.S.)

Outside Brokers should contact:
Prudential Investment Management Services LLC
P.O. Box 8310
Philadelphia, PA 19101
(800) 778-8769

Visit Prudential's website at:
WWW.PRUDENTIAL.COM

Additional information about the Fund can be obtained without charge and can be found in the following documents:
STATEMENT OF ADDITIONAL INFORMATION (SAI) (incorporated by reference into this prospectus)
ANNUAL REPORT (contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year)
SEMI-ANNUAL REPORT

                                      NASDAQ   CUSIP
                         Fund Symbols ------   -----
                         Class A      PRAEX  74431N103
                         Class B      PRBEX  74431N202
                         Class C      PEUCX  74431N301
                         Class Z      PIEUX  74431N400

MF160A
You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:
BY MAIL
Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102

BY ELECTRONIC REQUEST
publicinfo@sec.gov (The SEC charges a fee to copy documents.)

IN PERSON
Public Reference Room in
Washington, DC (For hours of operation, call 1-202-942-8090)

VIA THE INTERNET
on the EDGAR Database at
http://www.sec.gov

Investment Company Act File No. 811-7167

                                     PROSPECTUS

                                     DECEMBER 30, 2002


 PRUDENTIAL
 PACIFIC GROWTH FUND, INC.

                                     FUND TYPE
                                     Global stock
                                     OBJECTIVE
                                     Long-term growth of capital

                                     IMPORTANT CHANGE
                                     See "How to Exchange Your Shares"
                                     section for details.


                                     As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's shares nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

Prudential Financial is a service mark of The Prudential Insurance Company of
America, Newark, NJ, and its affiliates.

                                     [PRUDENTIAL FINANCIAL LOGO]

TABLE OF CONTENTS
-------------------------------------


1       RISK/RETURN SUMMARY
1       Investment Objective and Principal Strategies
1       Principal Risks
3       Evaluating Performance
5       Fees and Expenses

7       HOW THE FUND INVESTS
7       Investment Objective and Policies
8       Other Investments and Strategies
11      Investment Risks

14      HOW THE FUND IS MANAGED
14      Board of Directors
14      Manager
15      Investment Adviser
15      Portfolio Manager
15      Distributor

16      FUND DISTRIBUTIONS AND TAX ISSUES
16      Distributions
17      Tax Issues
18      If You Sell or Exchange Your Shares

20      HOW TO BUY, SELL AND EXCHANGE SHARES OF THE FUND
20      How to Buy Shares
30      How to Sell Your Shares
34      How to Exchange Your Shares
36      Telephone Redemptions and Exchanges
36      Expedited Redemption Privilege

37      FINANCIAL HIGHLIGHTS
38      Class A Shares
39      Class B Shares
40      Class C Shares
41      Class Z Shares

42      THE PRUDENTIAL MUTUAL FUND FAMILY

        FOR MORE INFORMATION (Back Cover)


--------------------------------------------------------------------------------
PRUDENTIAL PACIFIC GROWTH FUND, INC.                            [TELEPHONE ICON]
                                                                  (800) 225-1852

RISK/RETURN SUMMARY
-------------------------------------


This section highlights key information about the PRUDENTIAL PACIFIC GROWTH FUND, INC., which we refer to as "the Fund." Effective June 30, 2003, the name of the Fund will change to Strategic Partners Pacific Growth Fund, Inc. Additional information follows this summary.


INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES
Our investment objective is LONG-TERM GROWTH OF CAPITAL. This means we look for investments that we think will increase in value over a period of years. We normally invest at least 80% of the Fund's investable assets (net assets plus any borrowings made for investment purposes) in equity-related securities, primarily common stock, of companies doing business in or domiciled in the Pacific Basin region, including Japan, Australia, Hong Kong, Singapore, South Korea, Malaysia, Thailand, Indonesia, the Philippines and New Zealand. The equity-related securities in which the Fund primarily invests are common stocks. We also may use derivatives for hedging or to improve the Fund's returns. There is no limit on the percentage of the Fund's assets that may be invested in any single country.
    To achieve our objective of long-term growth of capital, we look for securities that are undervalued and/or show growth potential. While we make every effort to achieve our objective, we can't guarantee success.

    In selecting securities for the Fund, we use a bottom-up approach based on a company's growth potential, and we focus the Fund's portfolio on those areas within the Pacific Basin with the most attractive prospects. Generally, we consider selling a security when the security no longer displays the conditions for growth, is no longer undervalued, or falls short of expectations.


    The Fund will provide 60 days' prior written notice to shareholders of a change in its non-fundamental policy of investing at least 80% of its investable assets in equity-related securities of companies doing business in or domiciled in the Pacific Basin region.


PRINCIPAL RISKS
Although we try to invest wisely, all investments involve risk. Since the Fund invests primarily in equity-related securities, principally common stock, there

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WE'RE GROWTH INVESTORS
WE LOOK PRIMARILY FOR STOCKS THAT WE BELIEVE ARE UNDERVALUED AND/OR WILL GROW FASTER--AND EARN BETTER PROFITS--THAN OTHER COMPANIES. WE ALSO LOOK FOR COMPANIES WITH STRONG COMPETITIVE ADVANTAGES, EFFECTIVE RESEARCH, PRODUCT DEVELOPMENT, STRONG MANAGEMENT OR FINANCIAL STRENGTH.
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RISK/RETURN SUMMARY
------------------------------------------------


is the risk that the value of a particular security could go down and cause you to lose money. Also, because the Fund invests primarily in a single region of the world, its investments are geographically concentrated. This can result in more pronounced risks based upon economic conditions that impact the Pacific Basin region more or less than other regions in the world.

    In addition to an individual security losing value, the value of equity markets as a whole could go down. Investing in foreign securities presents additional risks, since foreign political, economic and legal systems may be less stable than those of the U.S. and foreign stock markets could decline. The changing value of foreign currencies could also affect both the value of the assets we hold and our performance. In the case of investments in emerging market securities, these risks are heightened and may result in greater volatility in the value of your investment.

    Since 1997, economic conditions in East and Southeast Asia have weakened dramatically and several countries are experiencing recessions. These conditions have resulted in declines in share prices and market averages, as well as lower values of foreign currencies compared to the U.S. dollar. Thus, the Fund's net asset value has been adversely affected by declines of both share prices and currency values. Although some countries and markets in the region appear to have emerged from these conditions, we cannot guarantee that we will successfully identify those countries and markets that will sustain economic recovery in the region.

    Some of our investment strategies--such as using derivatives--also involve above-average risks. The Fund may use risk management techniques to try to preserve assets or enhance return. Derivatives may not fully offset the underlying positions and this could result in losses to the Fund that would not otherwise have occurred.

    There is always the risk that investments will not perform as we thought they would. Like any mutual fund, an investment in the Fund could lose value, and you could lose money. The Fund does not represent a complete investment program. For more detailed information about the risks associated with the Fund, see "How the Fund Invests--Investment Risks."

    An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
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2  PRUDENTIAL PACIFIC GROWTH FUND, INC.          [TELEPHONE ICON] (800) 225-1852

RISK/RETURN SUMMARY
------------------------------------------------

EVALUATING PERFORMANCE

A number of factors--including risk--affect how the Fund performs. The following bar chart shows the Fund's performance for each full calendar year of operation. The bar chart and table below demonstrate the risk of investing in the Fund by showing how returns can change from year to year and by showing how the Fund's average annual total returns for 1 year, 5 years and since inception compare with a stock index and a group of similar mutual funds. Past performance, before and after taxes, is not an indication that the Fund will achieve similar results in the future.


ANNUAL RETURNS(1) (CLASS A SHARES)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1993   66.55%
1994   -8.79%
1995    5.36%
1996    2.40%
1997  -32.53%
1998   -0.89%
1999   68.15%
2000  -47.81%
2001  -19.53%

BEST QUARTER: 23.84% (2nd quarter of 1999) WORST QUARTER: -23.97% (4th quarter of 1997)


 (1) THESE ANNUAL RETURNS DO NOT INCLUDE SALES CHARGES. IF THE SALES CHARGES WERE INCLUDED, THE ANNUAL RETURNS WOULD BE LOWER THAN THOSE SHOWN. WITHOUT THE DISTRIBUTION AND SERVICE (12b-1) FEE WAIVER, THE ANNUAL RETURNS WOULD HAVE BEEN LOWER, TOO. THE TOTAL RETURN OF THE CLASS A SHARES FROM 1-1-02 TO 10-31-02 WAS -10.29%.

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RISK/RETURN SUMMARY
------------------------------------------------


  AVERAGE ANNUAL TOTAL RETURNS(1) (AS OF 12-31-01)



RETURN BEFORE TAXES                         1 YR              5 YR                SINCE INCEPTION
  Class B shares                              -20.26%           -13.09%    -1.95% (since 7-24-92)
  Class C shares                              -17.75%           -13.01%    -9.22% (since 8-1-94)
  Class Z shares                              -15.18%           -12.05%    -10.40% (since 3-1-96)


  CLASS A SHARES


  RETURN BEFORE TAXES                         -19.53%      -13.05%    -1.69% (since 7-24-92)
  RETURN AFTER TAXES ON DISTRIBUTIONS(2)      -19.53%      -13.74%    -2.30% (since 7-24-92)
  RETURN AFTER TAXES ON DISTRIBUTIONS
   AND SALE OF FUND SHARES(2)                 -11.89%       -9.86%    -1.39% (since 7-24-92)


  INDEX (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)


  MSCI AC Asia Pacific Free Gross
   Index(3)                                   -20.64%       -7.66%    **(3)
  MSCI AC Pacific Free Index(4)               -21.84%       -8.84%    **(4)
  Lipper Average(5)                           -20.08%       -7.37%    **(5)



(1) THE FUND'S RETURNS ARE AFTER DEDUCTION OF SALES CHARGES AND EXPENSES. WITHOUT THE MANAGEMENT FEE WAIVER OR EXPENSE REIMBURSEMENT, THE RETURNS WOULD HAVE BEEN LOWER.
(2) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS ARE SHOWN ONLY FOR CLASS A SHARES. AFTER-TAX RETURNS FOR OTHER CLASSES WILL VARY DUE TO DIFFERING SALES CHARGES AND EXPENSES. PAST PERFORMANCE, BEFORE AND AFTER TAXES, DOES NOT MEAN THAT THE FUND WILL ACHIEVE SIMILAR RESULTS IN THE FUTURE.
(3) THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) ALL COUNTRY (AC) ASIA PACIFIC FREE GROSS INDEX IS AN UNMANAGED, WEIGHTED INDEX COMPRISING APPROXIMATELY 950 SECURITIES LISTED ON THE STOCK EXCHANGES OF AUSTRALIA, HONG KONG, JAPAN, MALAYSIA, SINGAPORE, INDONESIA, SRI LANKA, CHINA (FREE), PAKISTAN, TAIWAN, INDIA, KOREA, THE PHILIPPINES AND THAILAND. THE FUND HAS DISCONTINUED THE USE OF THIS INDEX AS ITS BENCHMARK. THESE RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGES OR OPERATING EXPENSES OF A MUTUAL FUND. THESE RETURNS WOULD BE LOWER IF THEY INCLUDED THE EFFECT OF SALES CHARGES AND OPERATING EXPENSES. MSCI AC ASIA PACIFIC FREE GROSS INDEX RETURNS SINCE THE INCEPTION OF EACH CLASS ARE 0.53% FOR CLASS A, 0.53% FOR CLASS B, -6.46% FOR CLASS C AND -7.92% FOR CLASS Z SHARES.
(4) THE MSCI AC PACIFIC FREE INDEX IS AN UNMANAGED, FREE FLOAT-ADJUSTED MARKET CAPITALIZATION INDEX THAT IS DESIGNED TO MEASURE INTERNATIONAL EQUITY
     COUNTRIES: AUSTRALIA, CHINA, HONG KONG, INDONESIA, JAPAN, MALAYSIA, NEW ZEALAND, THE PHILIPPINES, SINGAPORE, TAIWAN AND THAILAND. THE FUND'S BENCHMARK CHANGED TO THIS INDEX BECAUSE IT BETTER REFLECTS THE COUNTRIES THAT THE INVESTMENT ADVISER SEEKS TO POSITION THE PORTFOLIO IN, BASED ON THE FUND'S MANDATE. THESE RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGES OR OPERATING EXPENSES OF A MUTUAL FUND. THESE RETURNS WOULD BE LOWER IF THEY INCLUDED THE EFFECT OF SALES CHARGES AND OPERATING EXPENSES. THE MSCI AC PACIFIC FREE INDEX RETURNS SINCE THE INCEPTION OF EACH CLASS ARE -0.71% FOR CLASS A, -0.71% FOR CLASS B, -7.62% FOR CLASS C AND -9.08% FOR CLASS Z SHARES.
(5) THE LIPPER AVERAGE IS UNMANAGED, IS BASED ON THE AVERAGE RETURN FOR ALL FUNDS IN EACH SHARE CLASS FOR THE ONE-YEAR, FIVE-YEAR, AND SINCE INCEPTION PERIODS IN THE LIPPER PACIFIC REGION FUNDS CATEGORY AND DOES NOT INCLUDE THE EFFECT OF ANY SALES CHARGES OR TAXES. THESE RETURNS WOULD BE LOWER IF THEY INCLUDED THE EFFECT OF SALES CHARGES AND TAXES. LIPPER RETURNS SINCE THE INCEPTION OF EACH CLASS ARE 1.78% FOR CLASS A, 1.78% FOR CLASS B, -4.41% FOR CLASS C AND -6.07% FOR CLASS Z SHARES. SOURCE: LIPPER, INC.


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4  PRUDENTIAL PACIFIC GROWTH FUND, INC.          [TELEPHONE ICON] (800) 225-1852

RISK/RETURN SUMMARY
------------------------------------------------

FEES AND EXPENSES

These tables show the sales charges, fees and expenses that you may pay if you buy and hold shares of each share class of the Fund--Class A, B, C and Z. Each share class has different sales charges--known as loads--and expenses, but represents an investment in the same fund. Class Z shares are available only to a limited group of investors. For more information about which share class may be right for you, see "How to Buy, Sell and Exchange Shares of the Fund."


  SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)


                                 CLASS A     CLASS B     CLASS C     CLASS Z
  Maximum sales charge (load)
   imposed on purchases (as a
   percentage of offering
   price)                              5%        None       1%(2)        None
  Maximum deferred sales
   charge (load) (as a
   percentage of the lower of
   original purchase price or
   sale proceeds)                   1%(3)       5%(4)       1%(5)        None
  Maximum sales charge (load)
   imposed on reinvested
   dividends and other
   distributions                     None        None        None        None
  Redemption fees                    None        None        None        None
  Exchange fee                       None        None        None        None


  ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)


                                 CLASS A     CLASS B     CLASS C     CLASS Z
  Management fees                    .75%        .75%        .75%        .75%
  + Distribution and service
   (12b-1) fees                      .30%       1.00%       1.00%        None
  + Other expenses                  1.39%       1.39%       1.39%       1.39%
  = Total annual Fund
   operating expenses               2.44%       3.14%       3.14%       2.14%
  - Waivers and/or
   reimbursements                 .05%(6)        None        None        None
  = NET ANNUAL FUND OPERATING
   EXPENSES                      2.39%(6)       3.14%       3.14%       2.14%



(1) YOUR BROKER MAY CHARGE YOU A SEPARATE OR ADDITIONAL FEE FOR PURCHASES AND SALES OF SHARES.
(2) INVESTORS WHO PURCHASE CLASS C SHARES THROUGH CERTAIN UNAFFILIATED BROKER-DEALERS MAY PURCHASE CLASS C SHARES WITHOUT PAYING THE 1% INITIAL SALES CHARGE.
(3) INVESTORS WHO PURCHASE $1 MILLION OR MORE OF CLASS A SHARES ARE NOT SUBJECT TO AN INITIAL SALES CHARGE BUT ARE SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE (CDSC) OF 1% FOR SHARES REDEEMED WITHIN 12 MONTHS OF PURCHASE. THIS CHARGE IS WAIVED FOR ALL SUCH CLASS A SHAREHOLDERS OTHER THAN THOSE WHO PURCHASED THEIR SHARES THROUGH CERTAIN BROKER-DEALERS THAT ARE NOT AFFILIATED WITH PRUDENTIAL FINANCIAL, INC. (PRUDENTIAL).
(4) THE CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS B SHARES DECREASES BY 1% ANNUALLY TO 1% IN THE FIFTH AND SIXTH YEARS AND 0% IN THE SEVENTH YEAR. CLASS B SHARES AUTOMATICALLY CONVERT TO CLASS A SHARES APPROXIMATELY SEVEN YEARS AFTER PURCHASE.
(5) THE CDSC FOR CLASS C SHARES IS 1% FOR SHARES REDEEMED WITHIN 18 MONTHS OF PURCHASE.
(6) FOR THE FISCAL YEAR ENDING OCTOBER 31, 2003, THE FUND'S DISTRIBUTOR HAS CONTRACTUALLY AGREED TO REDUCE ITS DISTRIBUTION AND SERVICE (12b-1) FEES FOR CLASS A SHARES TO .25 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES.


--------------------------------------------------------------------------------

RISK/RETURN SUMMARY
------------------------------------------------

EXAMPLE
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
    The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except for the Distributor's reduction of distribution and service (12b-1) fees for Class A shares during the first year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


                                    1 YR       3 YRS       5 YRS       10 YRS
  Class A shares                      $730      $1,218      $1,731      $3,134
  Class B shares                      $817      $1,269      $1,745      $3,211
  Class C shares                      $514      $1,059      $1,728      $3,514
  Class Z shares                      $217       $ 670      $1,149      $2,472


You would pay the following expenses on the same investment if you did not sell your shares:


                                    1 YR       3 YRS       5 YRS       10 YRS
  Class A shares                      $730      $1,218      $1,731      $3,134
  Class B shares                      $317       $ 969      $1,645      $3,211
  Class C shares                      $414      $1,059      $1,728      $3,514
  Class Z shares                      $217       $ 670      $1,149      $2,472


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6  PRUDENTIAL PACIFIC GROWTH FUND, INC.          [TELEPHONE ICON] (800) 225-1852

HOW THE FUND INVESTS
-------------------------------------

INVESTMENT OBJECTIVE AND POLICIES
The Fund's investment objective is LONG-TERM GROWTH OF CAPITAL. This means we look to build an investment portfolio which, though potentially volatile in the short term, has the potential for significant capital appreciation over the longer term. While we make every effort to achieve our objective, we can't guarantee success.
    In pursuing our objective, we normally invest primarily (at least 80% of the Fund's investable assets) in EQUITY-RELATED SECURITIES OF COMPANIES DOING BUSINESS IN, OR DOMICILED IN, THE PACIFIC BASIN REGION. Companies doing business in the Pacific Basin region include companies that derive a significant portion of their revenues from sales made in the Pacific Basin region or have principal executive offices or significant properties located in that region. The Pacific Basin region includes, but is not limited to, Japan, Australia, Hong Kong, Singapore, South Korea, Malaysia, Thailand, Indonesia, the Philippines and New Zealand. In addition to these countries, the Fund may invest directly in companies doing business in or domiciled in Taiwan, India, Pakistan, Vietnam and the People's Republic of China if and when each of their stock markets becomes open to direct foreign investment.

    In addition to common stock, equity-related securities include, but are not limited to, preferred stock, rights that can be exercised to obtain stock, warrants, debt securities or preferred stock convertible into or exchangeable for common or preferred stock and interests in master limited partnerships. The Fund may also invest in American Depositary Receipts (ADRs). ADRs represent an equity investment in a foreign company or some other foreign issuer that are usually issued by a U.S. bank or trust company and are valued in U.S. dollars. We consider ADRs to be equity-related securities. The Fund may invest up to 20% of its investable assets in equity-related securities of non-Pacific Basin companies and in fixed-income obligations.


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OUR GROWTH STRATEGY
WE LOOK FOR COMPANIES THAT HAVE THE POTENTIAL TO PRODUCE STRONG GROWTH IN EARNINGS AND/OR SALES, AND WHOSE STOCK PRICES DO NOT REFLECT THIS POTENTIAL FOR FUTURE GROWTH. THESE COMPANIES USUALLY HAVE A UNIQUE MARKET NICHE, A STRONG NEW PRODUCT PROFILE OR WHAT WE BELIEVE TO BE SUPERIOR MANAGEMENT. WE ANALYZE COMPANIES USING BOTH FUNDAMENTAL AND QUANTITATIVE TECHNIQUES.
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HOW THE FUND INVESTS
------------------------------------------------

    In selecting securities for the Fund, we use a bottom-up approach based on a company's growth potential, and we focus the Fund's portfolio on those areas within the Pacific Basin with the most attractive near-term prospects. Generally, we consider selling a security when the security no longer displays the conditions for growth, is no longer undervalued, or falls short of expectations.

    For more information, see "How the Fund Invests--Investment Risks" and the Statement of Additional Information (SAI), "Description of the Fund, Its Investments and Risks." The SAI contains additional information about the Fund. To obtain a copy, see the back cover page of this prospectus.

    The Fund's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Fund's Board of Directors can change investment policies that are not fundamental.

OTHER INVESTMENTS AND STRATEGIES

In addition to the principal strategies discussed above, we may also use the following investment strategies to try to increase the Fund's returns or protect its assets if market conditions warrant.


MONEY MARKET INSTRUMENTS, BONDS AND OTHER FIXED-INCOME OBLIGATIONS

Under normal conditions, the Fund may invest up to 20% of investable assets in MONEY MARKET INSTRUMENTS, BONDS and OTHER FIXED-INCOME OBLIGATIONS. Money market instruments and bonds are known as fixed-income securities because issuers of these securities are obligated to pay interest, if any, and principal. Typically, fixed-income securities don't increase or decrease in value in relation to an issuer's financial condition or business prospects as stock may, although their value does fluctuate inversely to changes in interest rates generally. Corporations and governments issue money market instruments and bonds to raise money. The Fund may buy obligations of companies, foreign countries or the U.S. Government. Money market instruments include the commercial paper and short-term obligations of foreign and domestic corporations, banks and governments and their agencies.


    The Fund will purchase only money market instruments that have received one of the two highest short-term debt ratings from Moody's Investors Service, Inc. (Moody's), Standard & Poor's Ratings Services (S&P), or another nationally recognized statistical rating organization (NRSRO). For bonds and other long-term fixed-income obligations, we may invest in "investment-grade" obligations. An obligation is investment-grade, if it has

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8  PRUDENTIAL PACIFIC GROWTH FUND, INC.          [TELEPHONE ICON] (800) 225-1852

HOW THE FUND INVESTS
------------------------------------------------


received one of the top four long-term debt ratings from an NRSRO. Obligations rated in the fourth category (Baa for Moody's or BBB for S&P) have speculative characteristics and are subject to a greater risk of loss of principal and interest. We may also invest in obligations that are not rated, but which we believe to be of comparable quality.

    After a security has been purchased by the Fund, it may be assigned a lower rating or cease to be rated. This does not mean that the Fund must sell the security, but the investment adviser will consider such an event in deciding whether the Fund should continue to hold the security in its portfolio.

    The Fund may also invest up to 25% of its net assets in foreign convertible debt obligations having a minimum rating of at least "B" by an NRSRO. These lower-rated obligations are referred to as high-yield or "junk" bonds, and their value is more likely to react to developments affecting market or credit risk than higher-rated debt obligations, which react primarily to movements in the general level of interest rates. In particular, "junk" bond investments may increase or decrease in value due to an issuer's financial condition.

    For more information about bonds and bond ratings, see the SAI, "Appendix I--Description of Security Ratings."

TEMPORARY DEFENSIVE INVESTMENTS
In response to adverse market, economic or political conditions, we may temporarily invest up to 100% of the Fund's investable assets in money market instruments. Investing heavily in these securities limits our ability to achieve capital appreciation and our investment objective, but can help to preserve the Fund's assets when the equity markets are unstable.

REPURCHASE AGREEMENTS
The Fund may also use REPURCHASE AGREEMENTS, pursuant to which a party agrees to sell a security to the Fund and then repurchase it at an agreed-upon price at a stated time. This creates a fixed return for the Fund and is, in effect, a loan by the Fund. The Fund uses repurchase agreements for cash management purposes only.

DERIVATIVE STRATEGIES

We may use alternative investment strategies--including DERIVATIVES--to try to improve the Fund's returns. We may use hedging techniques to try to

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HOW THE FUND INVESTS
------------------------------------------------


protect its assets. We cannot guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Fund will not lose money. Derivatives--such as futures, options, foreign currency forward contracts and options on futures--involve costs and can be volatile. A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. An option is the right to buy or sell securities in exchange for a premium. A foreign currency forward contract is an obligation to buy or sell a given currency on a future date and at a set price. With derivatives, the investment adviser tries to predict whether the underlying asset, rate or index--a security, market index, currency, interest rate or some other benchmark--will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return taking into account the Fund's overall investment objective. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. Any derivatives we may use may not match or correspond exactly with the Fund's actual portfolio holdings.


ADDITIONAL STRATEGIES
The Fund follows certain policies when it BORROWS MONEY (the Fund can borrow up to 33 1/3% of the value of its total assets), LENDS ITS SECURITIES to others for cash management purposes (the Fund can lend up to 33 1/3% of the value of its total assets, including collateral received in the transaction), and HOLDS ILLIQUID SECURITIES (the Fund may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions, those without a readily available market and repurchase agreements with maturities longer than seven days). The Fund is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.
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10  PRUDENTIAL PACIFIC GROWTH FUND, INC.         [TELEPHONE ICON] (800) 225-1852

HOW THE FUND INVESTS
------------------------------------------------

INVESTMENT RISKS

As noted previously, all investments involve risk, and investing in the Fund is no exception. This chart outlines the key risks and potential rewards of the principal strategies of the Fund and certain other non-principal investments the Fund may make. Unless otherwise noted, the Fund's ability to engage in a particular type of investment is expressed as a percentage of total assets. For more information, see "Description of the Fund, Its Investments and Risks" in the SAI.

  INVESTMENT TYPE


% OF FUND'S ASSETS                        RISKS                                     POTENTIAL REWARDS
----------------------------------------------------------------------------------------------------------------------------
  PACIFIC BASIN EQUITY-                   -- Geographically concentrated            -- Rewards associated with foreign
  RELATED SECURITIES                          investments can result in more            securities in general and equity-
                                              pronounced risks based upon economic      related securities, as described
  AT LEAST 80% OF INVESTABLE ASSETS; UP       conditions that impact that region        below
  TO 100%                                     either more or less than other
                                              regions in the world
                                          -- Investments in emerging market
                                              securities are subject to greater
                                              volatility and price declines
                                          -- Other risks associated with foreign
                                              securities in general and equity-
                                              related securities, as described
                                              below
----------------------------------------------------------------------------------------------------------------------------
  FOREIGN SECURITIES IN GENERAL           -- Foreign markets, economies and         -- Investors can participate in the
                                              political systems, particularly           growth of foreign markets through
  AT LEAST 80% OF INVESTABLE ASSETS; UP       those in developing countries, may        investments in companies operating
  TO 100%                                     not be as stable as those in the          in those markets
                                              U.S.                                  -- May profit from changing values of
                                          -- Currency risk--changing values of          foreign currencies
                                              foreign currencies                    -- Opportunities for diversification
                                          -- May be less liquid than U.S. stocks
                                              and bonds
                                          -- Differences in foreign laws,
                                              accounting standards, public
                                              information and custody and
                                              settlement practices generally
                                              result in less reliable information
                                              on foreign investments and more risk
----------------------------------------------------------------------------------------------------------------------------


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HOW THE FUND INVESTS
------------------------------------------------

  INVESTMENT TYPE (CONT'D)


% OF FUND'S ASSETS                        RISKS                                     POTENTIAL REWARDS
----------------------------------------------------------------------------------------------------------------------------
  COMMON STOCK AND OTHER EQUITY-RELATED   -- Individual stocks could lose value     -- Historically, stocks have
  SECURITIES                              -- The equity markets could go down,          outperformed other investments over
                                              resulting in a decline in the value       the long term
  FOR U.S. COMPANIES, UP TO 20% OF            of the Fund's investments             -- Generally, economic growth leads to
  INVESTABLE ASSETS, USUALLY LESS         -- Companies that pay dividends may not       higher corporate profits, which
                                              do so if they don't have profits or       leads to an increase in stock
  FOR FOREIGN COMPANIES, AT LEAST 80% OF      adequate cash flow                        prices, known as capital
  INVESTABLE ASSETS; UP TO 100%           -- Changes in economic or political           appreciation
                                              conditions, both domestic and         -- May be a source of dividend income
                                              international, may result in a
                                              decline in value of the Fund's
                                              investments
----------------------------------------------------------------------------------------------------------------------------
  FIXED-INCOME OBLIGATIONS                -- The Fund's holdings, share price,      -- Bonds have generally outperformed
                                              yield and total return may fluctuate      money market instruments over the
  UP TO 20% OF INVESTABLE ASSETS              in response to bond market movements      long term with less risk than stocks
                                          -- Credit risk--the risk that an issuer   -- Most bonds will rise in value when
                                              will default, leaving the Fund with       interest rates fall
                                              unpaid interest or principal. The     -- A source of regular interest income
                                              lower an instrument's quality, the    -- Investment grade obligations have a
                                              higher its potential volatility           lower risk of default
                                          -- Market risk--the risk that the market  -- Generally more secure than stock
                                              value of an investment may move up        since companies must pay their debts
                                              or down, sometimes rapidly or             before paying dividends to
                                              unpredictably. Market risk may            stockholders
                                              affect an industry, a sector or the   -- Junk bonds offer higher yields and
                                              market as a whole                         higher potential gains than
                                          -- Interest rate risk--the risk that the      investment-grade bonds.
                                              value of most bonds will fall when
                                              interest rates rise; the longer a
                                              bond's maturity and the lower its
                                              credit quality, the more its value
                                              typically falls. It can lead to
                                              price volatility
                                          -- Junk bonds have a higher risk of
                                              default, tend to be less liquid, are
                                              more volatile and may be more
                                              difficult to value.
----------------------------------------------------------------------------------------------------------------------------


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12  PRUDENTIAL PACIFIC GROWTH FUND, INC.         [TELEPHONE ICON] (800) 225-1852

HOW THE FUND INVESTS
------------------------------------------------

  INVESTMENT TYPE (CONT'D)


% OF FUND'S ASSETS                        RISKS                                     POTENTIAL REWARDS
----------------------------------------------------------------------------------------------------------------------------
  DERIVATIVES                             -- The value of derivatives (such as      -- The Fund could make money and protect
                                              futures and options) that are used        against losses if the investment
  PERCENTAGE VARIES                           to hedge a portfolio security is          analysis proves correct
                                              determined independently from that    -- Derivatives that involve leverage
                                              security and could result in a loss       could generate substantial gains at
                                              to the Fund when the price movement       low cost
                                              of a derivative used as a hedge does  -- One way to manage the Fund's
                                              not correlate with a change in the        risk/return balance is by locking in
                                              value of the portfolio security.          the value of an investment ahead of
                                          -- Derivatives may not have the intended      time
                                              effects and may result in losses or   -- Hedges that correlate well with an
                                              missed opportunities                      underlying position can reduce or
                                          -- The other party to a derivatives           eliminate investment income or
                                              contract could default                    capital gains at low cost
                                          -- Derivatives can increase share price
                                              volatility and those that involve
                                              leverage could magnify losses
                                          -- Certain types of derivatives involve
                                              costs that can reduce returns
----------------------------------------------------------------------------------------------------------------------------
  ILLIQUID SECURITIES                     -- May be difficult to value precisely    -- May offer a more attractive yield or
                                          -- May be difficult to sell at the time       potential for growth than more
  UP TO 15% OF NET ASSETS                     or price desired                          widely traded securities
----------------------------------------------------------------------------------------------------------------------------
  MONEY MARKET INSTRUMENTS                -- Limits potential for capital           -- May preserve the Fund's assets
                                              appreciation and achieving our
  UP TO 100% OF INVESTABLE ASSETS ON A        objective
  TEMPORARY BASIS                         -- Credit risk and market risk, as
                                              described above
----------------------------------------------------------------------------------------------------------------------------


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HOW THE FUND IS MANAGED
-------------------------------------

BOARD OF DIRECTORS
The Fund's Board of Directors oversees the actions of the Manager, Investment Adviser and Distributor and decides on general policies. The Board also oversees the Fund's officers who conduct and supervise the daily business operations of the Fund.

MANAGER

PRUDENTIAL INVESTMENTS LLC (PI)
100 MULBERRY STREET, GATEWAY CENTER THREE
NEWARK, NJ 07102



    Under a management agreement with the Fund, PI manages the Fund's investment operations and administers its business affairs. PI also is responsible for supervising the Fund's investment adviser. For the fiscal year ended
October 31, 2002, the Fund paid PI management fees of .75% of the Fund's average daily net assets.


    PI and its predecessors have served as manager or administrator to investment companies since 1987. As of June 30, 2002, PI, a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential), served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and, as the administrator to closed-end investment companies, with aggregate assets of approximately $93.07 billion.


    Subject to the supervision of the Board, PI is responsible for conducting the initial review of prospective investment advisers for the Fund. In evaluating a prospective investment adviser, PI considers many factors, including the firm's experience, investment philosophy and historical performance. PI is also responsible for monitoring the performance of the Fund's investment adviser.

    PI and the Fund operate under an exemptive order (the Order) from the Securities and Exchange Commission (Commission) that generally permits PI to enter into or amend agreements with investment advisers without obtaining shareholder approval each time. This authority is subject to certain conditions, including the requirement that the Board of Directors must approve any new or amended agreements with an investment adviser. Shareholders of the Fund still have the right to terminate these agreements at any time by a vote of the majority of outstanding shares of the Fund. The Fund will notify shareholders of any new investment adviser or material amendments to advisory agreements pursuant to the Order.
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14  PRUDENTIAL PACIFIC GROWTH FUND, INC.         [TELEPHONE ICON] (800) 225-1852

HOW THE FUND IS MANAGED
------------------------------------------------

INVESTMENT ADVISER

JF INTERNATIONAL MANAGEMENT INC. (JFIMI) is the Fund's Investment Adviser and has served as such since May 5, 2001. JFIMI, located at 21st Floor, Charter House, 8 Connaught Road, Central, Hong Kong, is a registered investment adviser and a member of JPMorgan Fleming Asset Management (JPMFAM) which was created following the merger between Chase Manhattan and JPMorgan. JPMFAM carries out its business activities in the Asia Pacific region under the name JF Asset Management (JFAM). As of October 31, 2002, JFAM's total assets under management were approximately $32 billion.


PORTFOLIO MANAGER
    ROGER P.F. ELLIS has served as the portfolio manager of the Fund since May 5, 2001. Mr. Ellis is the Chief Investment Officer and the head of the Pacific Regional Group of JFAM. He has been with the JF organization for 12 years.

DISTRIBUTOR

Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Fund. The Fund has Distribution and Service Plans under Rule 12b-1 under the Investment Company Act of 1940, as amended (the 1940 Act). Under the Plans and the Distribution Agreement, PIMS pays the expenses of distributing the Fund's Class A, B, C and Z shares and provides certain shareholder support services. The Fund pays distribution and other fees to PIMS as compensation for its services for each class of shares other than Class Z. These fees--known as 12b-1 fees--are shown in the "Fees and Expenses" table. Class A, Class B and Class C shares are subject to a 12b-1 fee of up to .30%, 1.00% and 1.00%, respectively. Because these fees are paid from the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

--------------------------------------------------------------------------------

FUND DISTRIBUTIONS
AND TAX ISSUES
-------------------------------------


Investors who buy shares of the Fund should be aware of some important tax issues. For example, the Fund distributes DIVIDENDS of ordinary income and any realized net CAPITAL GAINS to shareholders. These distributions are subject to income taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA) or some other qualified tax-deferred plan or account. Dividends and distributions from the Fund also may be subject to state and local income taxes.

    Also, if you sell shares of the Fund for a profit, you may have to pay capital gains taxes on the amount of your profit, again unless you hold your shares in a qualified tax-deferred plan or account.
    The following briefly discusses some of the important federal tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

DISTRIBUTIONS
The Fund distributes DIVIDENDS of any net investment income to shareholders, typically once a year. For example, if the Fund owns ACME Corp. stock and the stock pays a dividend, the Fund will pay out a portion of this dividend to its shareholders, assuming the Fund's income is more than its costs and expenses. The dividends you receive from the Fund will be taxed as ordinary income, whether or not they are reinvested in the Fund.

    The Fund also distributes any realized net CAPITAL GAINS to shareholders--typically once a year. Capital gains are generated when the Fund sells its assets for a profit. For example, if the Fund bought 100 shares of ACME Corp. stock for a total of $1,000 and sold the shares more than one year later for a total of $1,500, the Fund has net long-term capital gains of $500, which it will pass on to shareholders (assuming the Fund's total gains are greater than any losses it may have). Capital gains are taxed differently depending on how long the Fund holds the security--if a security is held more than one year before it is sold, LONG-TERM capital gains generally are taxed at a maximum rate of up to 20%, but if the security is held one year or less, SHORT-TERM capital gains are taxed at rates of up to 38.6%. Different rates apply to corporate shareholders.


    For your convenience, Fund distributions of dividends and net capital gains are AUTOMATICALLY REINVESTED in the Fund without any sales charge. If you ask us to pay the distributions in cash, we will send you a check if your account is with the Transfer Agent. Otherwise, if your account is with a

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16  PRUDENTIAL PACIFIC GROWTH FUND, INC.         [TELEPHONE ICON] (800) 225-1852

FUND DISTRIBUTIONS
AND TAX ISSUES
------------------------------------------------


broker, you will receive a credit to your account. Either way, the distributions will be subject to income taxes unless your shares are held in a qualified or tax-deferred plan or account. For more information about automatic reinvestment and other shareholder services, see "Step 4: Additional Shareholder Services" in the next section.


TAX ISSUES
FORM 1099
Every year, you will receive a FORM 1099, which reports the amount of dividends and capital gains we distributed to you during the prior year. If you own shares of the Fund as part of a qualified or tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099. However, you will receive a Form 1099 when you take any distributions from your qualified or tax-deferred plan or account.

    Fund distributions are generally taxable to you in the calendar year in which they are received, except when we declare certain dividends in October, November or December of a calendar year and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year. Corporate shareholders generally are eligible for the 70% dividends-received deduction for certain dividends paid by the Fund.


WITHHOLDING TAXES

If federal tax law requires you to provide the Fund with your tax identification number and certifications as to your tax status, and you fail to do this, or if you are otherwise subject to backup withholding, we will withhold and pay to the U.S. Treasury a portion (currently 30%, but declining to 28% by 2006) of your distributions and sale proceeds. Dividends of net investment income and net short-term capital gains paid to a nonresident foreign shareholder generally will be subject to a U.S. withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.

--------------------------------------------------------------------------------

FUND DISTRIBUTIONS
AND TAX ISSUES
------------------------------------------------

IF YOU PURCHASE JUST BEFORE RECORD DATE
If you buy shares of the Fund just before the record date for a distribution (the date that determines who receives the distribution), we will pay that distribution to you. As explained above, the distribution may be subject to income or capital gains taxes. You may think you've done well, since you bought shares one day and soon thereafter received a distribution. That is not so, because when dividends are paid out, the value of each share of the Fund decreases by the amount of the dividend to reflect the payout (although this may not be apparent because the value of each share of the Fund will also be affected by market changes, if any). The distribution you receive makes up for the decrease in share value. However, the timing of your purchase does mean that part of your investment came back to you as taxable income.

RETIREMENT PLANS
Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax deductible, but distributions from the plan may be tax free. Please contact your financial adviser for information on a variety of Prudential mutual funds that are suitable for retirement plans offered by Prudential.

IF YOU SELL OR EXCHANGE YOUR SHARES
If you sell any shares of the Fund for a profit, you have REALIZED A CAPITAL GAIN, which is subject to tax unless you hold shares in a qualified or tax-deferred plan or account. The amount of tax you pay depends on how long you owned your shares and when you bought them. If you sell shares of the Fund for a loss, you may have a capital loss, which you may use to offset certain capital gains you have. If you sell shares and realize a loss, you will not be permitted to use the loss to the extent you replace the shares (including pursuant to the reinvestment of a dividend) within a 61-day

 [CHART]
                          ===> + $  CAPITAL GAIN
                                    (taxes owed)
 $
 RECEIPTS                           OR
 FROM SALE
                          ===> - $    CAPITAL LOSS
                                    (offset against gain)

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18  PRUDENTIAL PACIFIC GROWTH FUND, INC.         [TELEPHONE ICON] (800) 225-1852

FUND DISTRIBUTIONS
AND TAX ISSUES
------------------------------------------------

period (beginning 30 days before the sale of the shares). If you acquire shares of the Fund and sell your shares within 90 days, you may not be allowed to include certain sales charges incurred in acquiring the shares for purposes of calculating gain or loss realized upon the sale of the shares.

    Exchanging your shares of the Fund for the shares of another Prudential mutual fund is considered a sale for tax purposes. In other words, it's a "taxable event." Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above.
    Any gain or loss you may have from selling or exchanging Fund shares will not be reported on the Form 1099. However, proceeds from the sale or exchange will be reported on Form 1099-B. Therefore, unless you hold your shares in a qualified tax-deferred plan or account, you or your financial adviser should keep track of the dates on which you buy and sell--or exchange--Fund shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.

AUTOMATIC CONVERSION OF CLASS B SHARES

We have obtained a legal opinion that the conversion of Class B shares into Class A shares--which happens automatically approximately seven years after purchase--is not a "taxable event" because it does not involve an actual sale of your Class B shares. This opinion, however, is not binding on the Internal Revenue Service (IRS). For more information about the automatic conversion of Class B shares, see "Class B Shares Convert to Class A Shares After Approximately Seven Years" in the next section.

--------------------------------------------------------------------------------

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
-------------------------------------

HOW TO BUY SHARES
STEP 1: OPEN AN ACCOUNT
If you don't have an account with us or a securities firm that is permitted to buy or sell shares of the Fund for you, call Prudential Mutual Fund Services LLC
(PMFS) at (800) 225-1852 or contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: INVESTMENT SERVICES
P.O. BOX 8179
PHILADELPHIA, PA 19101

    You may purchase shares by check or wire. We do not accept cash or money orders. To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. For additional information about purchasing shares of the Fund, see the back cover page of this prospectus. We have the right to reject any purchase order (including an exchange into the Fund) or suspend or modify the Fund's sale of its shares.

STEP 2: CHOOSE A SHARE CLASS
Individual investors can choose among Class A, Class B, Class C and Class Z shares of the Fund, although Class Z shares are available only to a limited group of investors.

    Multiple share classes let you choose a cost structure that better meets your needs. With Class A shares, you pay the initial sales charge at the time of purchase, but the operating expenses each year are lower than the expenses of Class B and Class C shares. The Class A CDSC is waived for all Class A shareholders other than those who purchased their shares, in an amount of $1 million or more, from certain broker-dealers not affiliated with Prudential. With Class B shares, you only pay a sales charge if you sell your shares within six years (that is why it is called a Contingent Deferred Sales Charge, or CDSC), but the operating expenses each year are higher than the Class A share expenses. With Class C shares, you pay a 1% front-end sales charge and a 1% CDSC if you sell within 18 months of purchase, but the operating expenses are also higher than the expenses for Class A shares.

    When choosing a share class, you should consider the following:

     --    The amount of your investment,


     -- The length of time you expect to hold the shares and the impact of the varying distribution fees. Over time, the fees will increase the cost of your investment and may cost you more than paying other types of sales charges,


     --    The different sales charges that apply to each share class--
           Class A's front-end sales charge vs. Class B's CDSC vs. Class C's low front-end sales charge and low CDSC,

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20  PRUDENTIAL PACIFIC GROWTH FUND, INC.         [TELEPHONE ICON] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------

     --    Whether you qualify for any reduction or waiver of sales charges


     -- The fact that if you are purchasing Class B shares in an amount of $100,000 or more, other share classes may be more beneficial given your circumstances; you should read the SAI, "Purchase, Redemption, and Pricing of Fund Shares", or consult with your financial adviser in order to make this determination,



     -- The fact that Class B shares automatically convert to Class A shares approximately seven years after purchase, and



     --    Whether you qualify to purchase Class Z shares.


    See "How to Sell Your Shares" for a description of the impact of CDSCs.

SHARE CLASS COMPARISON. Use this chart to help you compare the Fund's different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.


                               CLASS A           CLASS B          CLASS C       CLASS Z
 Minimum purchase          $1,000            $1,000           $2,500            None
   amount(1)
 Minimum amount for        $100              $100             $100              None
   subsequent
   purchases(1)
 Maximum initial sales     5% of the public  None             1% of the public  None
   charge                  offering price                     offering
                                                              price(2)
 Contingent Deferred       1%(5)             If sold during:  1% on sales made  None
   Sales Charge (CDSC)(3)                    Year 1    5%     within 18 months
                                             Year 2    4%     of purchase(3)
                                             Year 3    3%
                                             Year 4    2%
                                             Years 5/6 1%
                                             Year 7    0%
 Annual distribution and   .30 of 1%         1%               1%                None
   service (12b-1) fees    (.25 of 1%
   (shown as a percentage  currently)
   of average net
   assets)(4)



(1) THE MINIMUM INITIAL INVESTMENT REQUIREMENTS DO NOT APPLY TO CERTAIN RETIREMENT AND EMPLOYEE SAVINGS PLANS AND CUSTODIAL ACCOUNTS FOR MINORS. THE MINIMUM INVESTMENT FOR PURCHASES MADE THROUGH THE AUTOMATIC INVESTMENT PLAN IS $50. FOR MORE INFORMATION, SEE "ADDITIONAL SHAREHOLDER SERVICES--AUTOMATIC INVESTMENT."
(2) 1.01% OF THE NET AMOUNT INVESTED. INVESTORS WHO PURCHASE CLASS C SHARES THROUGH CERTAIN BROKER-DEALERS NOT AFFILIATED WITH PRUDENTIAL MAY PURCHASE CLASS C SHARES WITHOUT PAYING THE 1% SALES CHARGE.
(3) FOR MORE INFORMATION ABOUT THE CDSC AND HOW IT IS CALCULATED, SEE "HOW TO SELL YOUR SHARES--CONTINGENT DEFERRED SALES CHARGES (CDSC)."

--------------------------------------------------------------------------------

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------


(4) THESE DISTRIBUTION FEES ARE PAID FROM THE FUND'S ASSETS ON A CONTINUOUS BASIS. THE SERVICE FEE FOR CLASS A, CLASS B AND CLASS C SHARES IS .25 OF 1%. THE DISTRIBUTION FEE FOR CLASS A SHARES IS LIMITED TO .30 OF 1% (INCLUDING THE .25 OF 1% SERVICE FEE). CLASS B AND CLASS C SHARES PAY A DISTRIBUTION FEE (IN ADDITION TO THE SERVICE FEE) OF .75 OF 1%. FOR THE FISCAL YEAR ENDING OCTOBER 31, 2003, THE DISTRIBUTOR HAS CONTRACTUALLY AGREED TO REDUCE ITS DISTRIBUTION AND SERVICE FEES (12B-1 FEES) TO .25 OF 1% OF THE AVERAGE DAILY NET ASSETS OF CLASS A SHARES.
(5) INVESTORS WHO PURCHASE $1 MILLION OR MORE OF CLASS A SHARES AND SELL THESE SHARES WITHIN 12 MONTHS OF PURCHASE ARE SUBJECT TO A CDSC OF 1%. THIS CHARGE IS WAIVED FOR ALL SUCH CLASS A SHAREHOLDERS OTHER THAN THOSE WHO PURCHASED THEIR SHARES THROUGH CERTAIN BROKER-DEALERS THAT ARE NOT AFFILIATED WITH PRUDENTIAL.



REDUCING OR WAIVING CLASS A'S INITIAL SALES CHARGE
The following describes the different ways investors can reduce or avoid paying Class A's initial sales charge.

INCREASE THE AMOUNT OF YOUR INVESTMENT. You can reduce Class A's sales charge by increasing the amount of your investment. This table shows you how the sales charge decreases as the amount of your investment increases.

                           SALES CHARGE AS % OF   SALES CHARGE AS % OF       DEALER
   AMOUNT OF PURCHASE         OFFERING PRICE         AMOUNT INVESTED       REALLOWANCE
 Less than $25,000                         5.00%                  5.26%            4.75%
 $25,000 to $49,999                        4.50%                  4.71%            4.25%
 $50,000 to $99,999                        4.00%                  4.17%            3.75%
 $100,000 to $249,999                      3.25%                  3.36%            3.00%
 $250,000 to $499,999                      2.50%                  2.56%            2.40%
 $500,000 to $999,999                      2.00%                  2.04%            1.90%
 $1 million and above*                      None                   None             None


* IF YOU INVEST $1 MILLION OR MORE, YOU CAN BUY ONLY CLASS A SHARES, UNLESS YOU QUALIFY TO BUY CLASS Z SHARES. IF YOU PURCHASE $1 MILLION OR MORE OF CLASS A SHARES, YOU WILL BE SUBJECT TO A 1% CDSC FOR SHARES REDEEMED WITHIN 12 MONTHS OF PURCHASE. THIS CHARGE IS WAIVED FOR ALL SUCH CLASS A SHAREHOLDERS OTHER THAN THOSE WHO PURCHASED THEIR SHARES THROUGH CERTAIN BROKER-DEALERS THAT ARE NOT AFFILIATED WITH PRUDENTIAL.

    To satisfy the purchase amounts above, you can:



     --    Invest with a group of investors who are related to you;



     -- Buy the Class A shares of two or more Prudential mutual funds at the same time;



     -- Use your RIGHTS OF ACCUMULATION, which allow you to combine (1) the value of Prudential mutual fund shares you already own (excluding money market funds not acquired through the exchange

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           privilege), (2) the value of money market shares you have received for shares of other Prudential mutual funds exchanged in an exchange transaction, and (3) the value of the shares you are purchasing for purposes of determining the applicable sales charge (note: you must notify the Transfer Agent at the time of purchase if you qualify for Rights of Accumulation); or



     -- Sign a LETTER OF INTENT, stating in writing that you or an eligible group of related investors will invest a specific dollar amount in the Fund or other Prudential mutual funds within 13 months.



    The Distributor may reallow the Class A sales charge to other dealers.



BENEFIT PLANS. Certain group retirement and savings plans may purchase Class A shares without the initial sales charge, provided that they meet the required minimum amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at
(800) 353-2847.


MUTUAL FUND PROGRAMS. The initial sales charge will be waived for investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

     -- Mutual fund "wrap" or asset allocation programs, where the sponsor places Fund trades and charges its clients a management, consulting or other fee for its services; and

     -- Mutual fund "supermarket" programs where the sponsor links its customers' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

    Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.
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OTHER TYPES OF INVESTORS. Other investors may pay no sales charges, including certain officers, employees or agents of Prudential and its affiliates, Prudential mutual funds, the subadvisers of the Prudential mutual funds and registered representatives and employees of brokers that have entered into a selected dealer agreement with the Distributor. To qualify for a reduction or waiver of the sales charge, you must notify the Transfer Agent or your broker at the time of purchase. For more information about reducing or eliminating
Class A's sales charge, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Reduction and Waiver of Initial Sales Charge--Class A Shares."


WAIVING CLASS C'S INITIAL SALES CHARGE

BENEFIT PLANS. Certain group retirement plans may purchase Class C shares without the initial sales charge.


INVESTMENT OF REDEMPTION PROCEEDS FROM OTHER INVESTMENT COMPANIES. The initial sales charge will be waived for purchases of Class C shares if the purchase is made with money from the redemption of shares of any unaffiliated investment company, as long as the shares were not held in an account at Prudential Securities or one of its affiliates. These purchases must be made within 60 days of the redemption. To qualify for this waiver, you must


     -- Purchase your shares through an account at Prudential Securities Incorporated (PSI),



     -- Purchase your shares through a COMMAND Account or an Investor Account with Pruco Securities Corporation (Prusec), or



     --    Purchase your shares through another broker.


    This waiver is not available to investors who purchase shares directly from the Transfer Agent. If you are entitled to the waiver, you must notify your broker, who may require any supporting documents it considers appropriate.


OTHER. Investors who purchase Class C shares through certain broker-dealers that are not affiliated with Prudential may purchase Class C shares without paying the initial sales charge.

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QUALIFYING FOR CLASS Z SHARES
BENEFIT PLANS. Certain group retirement plans may purchase Class Z shares, provided that they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

MUTUAL FUND PROGRAMS. Class Z shares can also be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Fund as an available option. Class Z shares can also be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:


     -- Mutual fund "wrap" or asset allocation programs, where the sponsor places Fund trades and charges its clients a management, consulting or other fee for its services; and


     -- Mutual fund "supermarket" programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.
    Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

OTHER TYPES OF INVESTORS. Class Z shares of the Fund can also be purchased by any of the following:

     -- Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available option;

     -- The Prudential Securities Cash Balance Pension Plan, an employee-defined benefit plan sponsored by Prudential Securities;

     -- Current and former directors/trustees of the Prudential Mutual Funds (including the Fund); and

     --    Prudential, with an investment of $10 million or more.
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PAYMENT TO THIRD PARTIES


In connection with the sale of shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons a commission of up to 4% of the purchase price for Class B shares, up to 2% of the purchase price for Class C shares, and a finder's fee for Class A or Class Z shares from their own resources based on a percentage of the net asset value of shares sold or otherwise. The Distributor or one of its affiliates may make ongoing payments, from its own resources, to brokers, financial advisers and other persons for providing recordkeeping or otherwise facilitating the maintenance of shareholder accounts.


CLASS B SHARES CONVERT TO CLASS A SHARES AFTER APPROXIMATELY SEVEN YEARS
If you buy Class B shares and hold them for approximately seven years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B shares that you purchased with reinvested dividends and other distributions. Since the 12b-1 fees for Class A shares are lower than for Class B shares, converting to Class A shares lowers your Fund expenses.

    Class B shares acquired through the reinvestment of dividends or distributions will be converted to Class A shares according to the procedures utilized by the broker-dealer through which the Class B shares were purchased, to the extent the shares are carried on the books of the broker-dealer and the broker-dealer provides subaccounting services to the Fund. Otherwise, the procedures utilized by PMFS, or its affiliates, will be used. The use of different procedures may result in a timing differential in the conversion of Class B shares acquired through the reinvestment of dividends and distributions.

    When we do the conversion, you will get fewer Class A shares than the number of converted Class B shares if the price of the Class A shares is higher than the price of Class B shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. We do the conversions quarterly, not on the anniversary date of your purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Conversion Feature--Class B Shares."
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STEP 3: UNDERSTANDING THE PRICE YOU'LL PAY

The price you pay for each share of the Fund is based on the share value. The share value of a mutual fund--known as the NET ASSET VALUE or NAV--is determined by a simple calculation: it's the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of fund XYZ owned by shareholders, the price of one share of the fund--or the NAV--is $10 ($1,000 divided by 100).


    The Fund's portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Board.


    The Fund also may use fair value pricing if it determines that a market quotation is not reliable based, among other things, on events that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the Fund's NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S., but also may occur with U.S.-traded securities. The fair value of a portfolio security that the Fund uses to determine its NAV may differ from security's quoted or published price. If the Fund needs to implement fair value pricing after the NAV publishing deadline but before capital shares are processed, the NAV you receive may differ from the published NAV price. For purposes of computing the Fund's NAV, we will value the Fund's futures contracts 15 minutes after the close of regular trading on the New York Stock Exchange (NYSE). Except when we fair value securities or as noted below, we normally value each foreign security held by the Fund as of the close of the security's primary market.


    We determine the Fund's NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. New York time. The NYSE

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MUTUAL FUND SHARES
THE NAV OF MUTUAL FUND SHARES CHANGES EVERY DAY BECAUSE THE VALUE OF A FUND'S PORTFOLIO CHANGES CONSTANTLY. FOR EXAMPLE, IF FUND XYZ HOLDS ACME CORP. STOCK IN ITS PORTFOLIO AND THE PRICE OF ACME STOCK GOES UP, WHILE THE VALUE OF THE FUND'S OTHER HOLDINGS REMAINS THE SAME AND EXPENSES DON'T CHANGE, THE NAV OF FUND XYZ WILL INCREASE.
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is closed on most national holidays and Good Friday. We do not price, and you will not be able to purchase or redeem, the Fund's shares on days when the NYSE is closed but the primary markets for the Fund's foreign securities are open, even though the value of these securities may have changed.


    Conversely, the Fund will ordinarily price its shares, and you may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed. We may not determine the Fund's NAV on days when we have not received any orders to purchase, sell or exchange Fund shares, or when changes in the value of the Fund's portfolio do not materially affect its NAV. Most national newspapers report the NAVs of most mutual funds, which allows investors to check the prices of mutual funds daily.


WHAT PRICE WILL YOU PAY FOR SHARES OF THE FUND?
    For Class A and Class C shares, you'll pay the public offering price, which is the NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For Class B and Class Z shares, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge you a separate or additional fee for purchases of shares.

    Unless regular trading on the NYSE closes before 4:00 p.m., your order to purchase must be received by 4:00 p.m. New York time in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to purchase is received after the close of regular trading on the NYSE.


STEP 4: ADDITIONAL SHAREHOLDER SERVICES
As a Fund shareholder, you can take advantage of the following services and privileges:

AUTOMATIC REINVESTMENT. As we explained in the "Fund Distributions and Tax Issues" section, the Fund pays out--or distributes--its net investment income and capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Fund at NAV. If you want your distributions paid in cash, you can indicate this preference on your application, notify your broker or notify the Transfer Agent in writing (at the
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28  PRUDENTIAL PACIFIC GROWTH FUND, INC.         [TELEPHONE ICON] (800) 225-1852

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address below) at least five business days before the date we determine who receives dividends.

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTENTION: ACCOUNT MAINTENANCE
P.O. BOX 8159
PHILADELPHIA, PA 19101

AUTOMATIC INVESTMENT PLAN. You can make regular purchases of the Fund for as little as $50 by having the funds automatically withdrawn from your bank or brokerage account at specified intervals.


RETIREMENT PLAN SERVICES. Prudential offers a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on IRAs, including Roth IRAs, or SEP-IRAs for a one-person business, please contact your financial adviser. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLEs, SEP plans, Keoghs, 403(b) plans, pension and profit-sharing plans), your financial adviser will help you determine which retirement plan best meets your needs. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.



SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available that will provide you with monthly, quarterly, semi-annual or annual redemption checks. Remember, the sale of Class A (in certain cases), Class B and Class C shares may be subject to a CDSC. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.



REPORTS TO SHAREHOLDERS. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Fund. To reduce Fund expenses, we may send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise. If each Fund shareholder in your household would like to receive a copy of the Fund's prospectus, shareholder report and proxy statement, please call us toll free at

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(800) 225-1852. We will begin sending additional copies of these documents within 30 days of receipt of your request.


HOW TO SELL YOUR SHARES
You can sell your shares of the Fund for cash (in the form of a check) at any time, subject to certain restrictions.

    When you sell shares of the Fund--also known as redeeming your shares--the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell (less any applicable
CDSC). If your broker holds your shares, your broker must receive your order to sell by 4:00 p.m., New York time, to process the sale on that day. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. If your broker does not hold your shares, contact:


PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTENTION: REDEMPTION SERVICES
P.O. BOX 8149
PHILADELPHIA, PA 19101

    Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid delay if you purchase shares by wire, certified check or cashier's check. Your broker may charge a separate or additional fee for sales of shares.

RESTRICTIONS ON SALES

There are certain times when you may not be able to sell shares of the Fund, or when we may delay paying you the proceeds from a sale. As permitted by the Commission, this may happen during unusual market conditions or emergencies when the Fund can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."

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    If you are selling more than $100,000 of shares, you want the check sent to someone or some place that is not in our records, or you are a business or a trust and you hold your shares directly with the Transfer Agent, you may have to have the signature on your sell order signature guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker-dealer or credit union. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."

CONTINGENT DEFERRED SALES CHARGES (CDSC)

If you sell Class B shares within six years of purchase or Class C shares within 18 months of purchase (one year for Class C shares purchased before November 2, 1998), you will have to pay a CDSC. In addition, if you purchase $1 million or more of Class A shares through certain broker-dealers that are not affiliated with Prudential, although you are not subject to an intial sales charge, you are subject to a 1% CDSC for shares redeemed within 12 months of purchase. To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:



     -- Amounts representing shares you purchased with reinvested dividends and distributions,



     -- Amounts representing the increase in NAV above the total amount of payments for such shares made during the past 12 months for Class A shares (in certain cases), six years for Class B shares (five years for Class B shares purchased before January 22, 1990) and 18 months for Class C shares (one year for Class C shares purchased before November 2, 1998), and



     -- Amounts representing the cost of shares held beyond the CDSC period (12 months for Class A shares (in certain cases), six years for Class B shares and 18 months for Class C shares).


    Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid--or at least minimize--the CDSC.
    Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.
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    As we noted in the "Share Class Comparison" chart, the CDSC for Class B shares is 5% in the first year, 4% in the second, 3% in the third, 2% in the fourth and 1% in the fifth and sixth years. The rate decreases on the first day of the month following the anniversary date of your purchase, not on the anniversary date itself. The CDSC is 1% for Class C shares--which is applied to shares sold within 18 months of purchase (or one year for Class C shares purchased before November 2, 1998). As previously noted, in certain cases, Class A shares are subject to a CDSC of 1% that is applied to Class A shares sold within 12 months of purchase. The Class A CDSC is waived for all such Class A investors other than those who purchased their shares from certain broker-dealers that are not affiliated with Prudential. For both Class B and Class C shares, the CDSC is calculated using the lesser of the original purchase price or the redemption proceeds. For purposes of determining how long you've held your shares, all purchases during the month are grouped together and considered to have been made on the last day of the month.

    The holding period for purposes of determining the applicable CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund.

WAIVER OF THE CDSC--CLASS B SHARES
The CDSC will be waived if the Class B shares are sold:

     -- After a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders as well as shares owned in joint tenancy, provided the shares were purchased before the death or disability;

     -- To provide for certain distributions--made without IRS penalty--from a tax-deferred retirement plan, IRA or Section 403(b) custodial account; and

     --    On certain redemptions affected through a Systematic Withdrawal Plan.


    For more information on the above and other waivers, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Waiver of the Contingent Deferred Sales Charges--Class B Shares."

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WAIVER OF THE CDSC--CLASS C SHARES
PRUDENTIAL RETIREMENT PLANS. The CDSC will be waived for purchases of Class C shares by both qualified and nonqualified retirement and deferred compensation plans participating in a PruArray Plan and other plans if Prudential also provides administrative or recordkeeping services. The CDSC will also be waived on redemptions from Benefit Plans sponsored by Prudential and its affiliates to the extent that the redemption proceeds are invested in The Guaranteed Investment Account (a group annuity insurance product sponsored by Prudential), The Guaranteed Insulated Separate Account (a separate account offered by Prudential), and shares of The Stable Value Fund (an unaffiliated bank collective fund).

OTHER BENEFIT PLANS. The CDSC will be waived on redemptions from Benefit Plans holding shares through a broker not affiliated with Prudential and for which the broker provides administrative or recordkeeping services.

REDEMPTION IN KIND
If the sales of Fund shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Fund's net assets, we can then give you securities from the Fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

SMALL ACCOUNTS
If you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC) and close your account. We would do this to minimize the Fund's expenses paid by other shareholders. We will give you 60 days' notice, during which time you can purchase additional shares to avoid this action. This involuntary sale does not apply to shareholders who own their shares as part of a 401(k) plan, an IRA or some other qualified or tax-deferred plan or account.

90-DAY REPURCHASE PRIVILEGE
After you redeem your shares, you have a 90-day period during which you may reinvest into your account any of the redemption proceeds in shares of the same Fund and account without paying an initial sales charge. Also, if you paid a CDSC when you redeemed your shares, we will credit your account with the appropriate numbers of shares to reflect the amount of
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the CDSC you paid. In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. See the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."

RETIREMENT PLANS
To sell shares and receive a distribution from a retirement account, call your broker or the Transfer Agent for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI.

HOW TO EXCHANGE YOUR SHARES

You can exchange your shares of the Fund for shares of the same class in certain other Prudential mutual funds--including certain money market funds--if you satisfy the minimum investment requirements. For example, you can exchange Class A shares of the Fund for Class A shares of another Prudential mutual fund, but you can't exchange Class A shares for Class B, Class C or Class Z shares.
Class B and Class C shares may not be exchanged into money market funds other than the Special Money Market Fund, Inc. After an exchange, the CDSC at redemption will be calculated from the first day of the month after the initial purchase, excluding any time shares were held in a money market fund. We may change the terms of any exchange privilege after giving you 60 days' notice.

    If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: EXCHANGE PROCESSING
P.O. BOX: 8157
PHILADELPHIA, PA 19101

    There is no sales charge for such exchanges. However, if you exchange--and then sell--Class B shares within approximately six years of your original purchase or Class C shares within 18 months of your original purchase, you must still pay the applicable CDSC. If you have exchanged
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Class B shares into a money market fund, the time you hold the shares in the money market account will not be counted in calculating the required holding periods for CDSC liability.
    Remember, as we explained in the section entitled "Fund Distributions and Tax Issues--If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than the amount that you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI, "Shareholder Investment Account--Exchange Privilege."

    If you own Class B or Class C shares and qualify to purchase Class A shares of any Prudential mutual fund without paying an initial sales charge, we will exchange your Class B or Class C shares which are not subject to a CDSC for Class A shares unless you elect otherwise. We make such exchanges on a quarterly basis if you qualify for this exchange privilege. You must notify the Transfer Agent that you are eligible for this special exchange privilege. We have obtained a legal opinion that this exchange is not a "taxable event" for federal income tax purposes. This opinion is not binding on the IRS. Effective June 16, 2003 the special exchange privilege that allows eligible Class B or Class C shareholders to exchange their shares for Class A shares will be discontinued.


FREQUENT TRADING

Frequent trading of Fund shares in response to short-term fluctuations in the market--also known as "market timing"--may make it very difficult to manage the Fund's investments. When market timing occurs, the Fund may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash the Fund will have to invest. When, in our opinion, such activity would have a disruptive effect on portfolio management, the Fund reserves the right to refuse purchase orders and exchanges into the Fund by any person, group or commonly controlled account. The decision will be based upon dollar amount, volume or frequency of trading. The Fund will notify a market timer of rejection of an exchange or purchase order. If the Fund allows a market timer to trade Fund shares, it may require the market timer to enter into a written agreement to follow certain procedures and limitations.

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TELEPHONE REDEMPTIONS AND EXCHANGES

You may redeem your shares if the proceeds of the redemption do not exceed $100,000 or exchange your shares in any amount by calling the Fund at
(800) 225-1852 before 4 p.m. New York time to receive a redemption or exchange amount based on that day's NAV. Certain restrictions apply; please see the section entitled "Restrictions on Sales" for additional information. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell or exchange is received after the close of regular trading on the NYSE.


    The Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. The Fund will not be liable if it follows instructions that it reasonably believes are made by the shareholder. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

    In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail or through your broker.
    The telephone redemption and exchange privileges may be modified or terminated at any time. If this occurs, you will receive a written notice from the Fund.

EXPEDITED REDEMPTION PRIVILEGE

If you have selected the Expedited Redemption Privilege, you may have your redemption proceeds sent directly to your bank account. Expedited redemption requests may be made by telephone or letter, must be received by the Fund prior to 4 p.m. New York time to receive a redemption amount based on that day's NAV and are subject to the terms and conditions regarding the redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m., you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see "Purchase, Redemption and Pricing of Fund Shares--Expedited Redemption Privilege" in the SAI. The Expedited Redemption Privilege may be modified or terminated at any time without notice.

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36  PRUDENTIAL PACIFIC GROWTH FUND, INC.         [TELEPHONE ICON] (800) 225-1852

FINANCIAL HIGHLIGHTS
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The financial highlights are intended to help you evaluate the Fund's financial performance for the past 5 years. The TOTAL RETURN in each chart represents the rate that a shareholder would have earned on an investment in that share class of the Fund, assuming reinvestment of all dividends and other distributions. The information is for each share class for the periods indicated.


    A copy of the Fund's annual reports along with the Fund's audited financial statements and independent accountant's reports is available, upon request, at no charge as described on the back cover of this Prospectus.

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FINANCIAL HIGHLIGHTS
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CLASS A SHARES

The financial highlights for the five years ended October 31, 2002 were audited by PricewaterhouseCoopers LLP, independent accountants, whose report was unqualified.


 CLASS A SHARES(3) (FISCAL YEARS ENDED 10-31)


PER SHARE OPERATING
PERFORMANCE                  2002      2001      2000      1999      1998
 NET ASSET VALUE,
  BEGINNING OF YEAR           $6.83     $9.70    $14.01     $9.14    $12.22
 INCOME/LOSS FROM
  INVESTMENT OPERATIONS:
 Net investment income
  (loss)                       (.03)     (.09)     (.09)     (.04)      .06
 Net realized and
  unrealized gain (loss)
  on investment and
  foreign currency
  transactions                 (.21)    (2.78)    (4.01)     4.99     (1.88)
 TOTAL FROM INVESTMENT
  OPERATIONS                   (.24)    (2.87)    (4.10)     4.95     (1.82)
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income              --        --      (.16)     (.08)       --
 Distributions in excess
  of net investment
  income                         --        --      (.05)       --      (.40)
 Distributions from net
  realized gains                 --        --        --        --      (.86)
 TOTAL DISTRIBUTIONS             --        --      (.21)     (.08)    (1.26)
 NET ASSET VALUE, END OF
  YEAR                        $6.59     $6.83     $9.70    $14.01     $9.14
 TOTAL RETURN(1)            (3.51)%  (29.59)%  (29.82)%    55.11%  (15.53)%
---------------------------------------------------------------------------



RATIOS/SUPPLEMENTAL DATA     2002      2001      2000      1999      1998
 NET ASSETS, END OF YEAR
  (000)                     $25,106   $28,615   $50,141   $49,338   $22,624
 AVERAGE NET ASSETS (000)   $29,077   $34,919   $53,389   $31,281   $26,845
 RATIOS TO AVERAGE NET
  ASSETS:
 Total expenses(2)            2.39%     2.60%     1.60%     1.72%     1.70%
 Operating expenses,
  including distribution
  and service (12b-1)
  fees(2)                     2.39%     2.58%     1.57%     1.72%     1.70%
 Operating expenses,
  excluding distribution
  and service (12b-1)
  fees                        2.14%     2.33%     1.32%     1.47%     1.45%
 Net investment income
  (loss)                     (.48)%   (1.12)%    (.70)%    (.34)%      .63%
 FOR CLASS A, B, C, AND Z
  SHARES:
 Portfolio turnover rate       155%      158%       93%      104%       94%
---------------------------------------------------------------------------



(1) TOTAL RETURN DOES NOT CONSIDER THE EFFECTS OF SALES LOADS. TOTAL RETURN IS CALCULATED ASSUMING A PURCHASE OF SHARES ON THE FIRST DAY AND A SALE ON THE LAST DAY OF EACH YEAR REPORTED AND INCLUDES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS.
(2) THE DISTRIBUTOR OF THE FUND CONTRACTUALLY AGREED TO LIMIT ITS DISTRIBUTION AND SERVICE (12b-1) FEES TO .25 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES.
(3)  CALCULATED BASED UPON WEIGHTED AVERAGE SHARES OUTSTANDING DURING THE YEAR.


-------------------------------------------------------------------
38  PRUDENTIAL PACIFIC GROWTH FUND, INC.         [TELEPHONE ICON] (800) 225-1852

FINANCIAL HIGHLIGHTS
------------------------------------------------

CLASS B SHARES

The financial highlights for the five years ended October 31, 2002 were audited by PricewaterhouseCoopers LLP, independent accountants, whose report was unqualified.


 CLASS B SHARES(2) (FISCAL YEARS ENDED 10-31)


PER SHARE OPERATING
PERFORMANCE                  2002       2001       2000       1999       1998
 NET ASSET VALUE,
  BEGINNING OF YEAR            $6.45      $9.30     $13.50      $8.79     $11.77
 INCOME/LOSS FROM
  INVESTMENT OPERATIONS:
 Net investment loss            (.09)      (.15)      (.19)      (.12)      (.01)
 Net realized and
  unrealized gain (loss)
  on investment and
  foreign currency
  transactions                  (.17)     (2.70)     (3.87)      4.84      (1.82)
 TOTAL FROM INVESTMENT
  OPERATIONS                    (.26)     (2.85)     (4.06)      4.72      (1.83)
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income               --         --       (.09)      (.01)        --
 Distributions in excess
  of net investment
  income                          --         --       (.05)        --       (.29)
 Distributions from net
  realized gains                  --         --         --         --       (.86)
 TOTAL DISTRIBUTIONS              --         --       (.14)      (.01)     (1.15)
 NET ASSET VALUE, END OF
  YEAR                         $6.19      $6.45      $9.30     $13.50      $8.79
 TOTAL RETURN(1)             (4.03)%   (30.72)%   (30.40)%     54.28%   (16.32)%
--------------------------------------------------------------------------------



RATIOS/SUPPLEMENTAL DATA     2002       2001       2000       1999       1998
 NET ASSETS, END OF YEAR
  (000)                      $10,840    $16,314    $51,004   $107,769    $74,457
 AVERAGE NET ASSETS (000)    $14,322    $28,834    $96,019    $85,193    $91,983
 RATIOS TO AVERAGE NET
  ASSETS:
 Total expenses                3.14%      3.35%      2.35%      2.47%      2.45%
 Operating expenses,
  including distribution
  and service (12b-1)
  fees                         3.14%      3.33%      2.32%      2.47%      2.45%
 Operating expenses,
  excluding distribution
  and service (12b-1)
  fees                         2.14%      2.33%      1.32%      1.47%      1.45%
 Net investment loss         (1.32)%    (1.90)%    (1.43)%    (1.09)%     (.12)%
--------------------------------------------------------------------------------


(1) TOTAL RETURN DOES NOT CONSIDER THE EFFECTS OF SALES LOADS. TOTAL RETURN IS CALCULATED ASSUMING A PURCHASE OF SHARES ON THE FIRST DAY AND A SALE ON THE LAST DAY OF EACH YEAR REPORTED AND INCLUDES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS.
(2)  CALCULATED BASED UPON WEIGHTED AVERAGE SHARES OUTSTANDING DURING THE YEAR.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
------------------------------------------------

CLASS C SHARES

The financial highlights for the five years ended October 31, 2002 were audited by PricewaterhouseCoopers LLP, independent accountants, whose report was unqualified.


 CLASS C SHARES(2) (FISCAL YEARS ENDED 10-31)


PER SHARE OPERATING
PERFORMANCE                  2002      2001      2000      1999      1998
 NET ASSET VALUE,
  BEGINNING OF YEAR           $6.49     $9.30    $13.50     $8.79    $11.77
 INCOME/LOSS FROM
  INVESTMENT OPERATIONS:
 Net investment loss           (.08)     (.15)     (.19)     (.12)     (.01)
 Net realized and
  unrealized gain (loss)
  on investment and
  foreign currency
  transactions                 (.19)    (2.66)    (3.87)     4.84     (1.82)
 TOTAL FROM INVESTMENT
  OPERATIONS                   (.27)    (2.81)    (4.06)     4.72     (1.83)
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income              --        --      (.09)     (.01)       --
 Distributions in excess
  of net investment
  income                         --        --      (.05)       --      (.29)
 Distributions from net
  realized gains                 --        --        --        --      (.86)
 TOTAL DISTRIBUTIONS             --        --      (.14)     (.01)    (1.15)
 NET ASSET VALUE, END OF
  YEAR                        $6.22     $6.49     $9.30    $13.50     $8.79
 TOTAL RETURN(1)            (4.16)%  (30.29)%  (30.40)%    54.28%  (16.32)%
---------------------------------------------------------------------------



RATIOS/SUPPLEMENTAL DATA     2002      2001      2000      1999      1998
 NET ASSETS, END OF YEAR
  (000)                      $2,061    $2,176    $6,040    $7,073    $1,654
 AVERAGE NET ASSETS (000)    $2,299    $3,035    $7,376    $3,103    $2,276
 RATIOS TO AVERAGE NET
  ASSETS:
 Total expenses               3.14%     3.35%     2.35%     2.47%     2.45%
 Operating expenses,
  including distribution
  and service (12b-1)
  fees                        3.14%     3.33%     2.32%     2.47%     2.45%
 Operating expenses,
  excluding distribution
  and service (12b-1)
  fees                        2.14%     2.33%     1.32%     1.47%     1.45%
 Net investment loss        (1.23)%   (1.90)%   (1.42)%   (1.09)%    (.12)%
---------------------------------------------------------------------------


(1) TOTAL RETURN DOES NOT CONSIDER THE EFFECTS OF SALES LOADS. TOTAL RETURN IS CALCULATED ASSUMING A PURCHASE OF SHARES ON THE FIRST DAY AND A SALE ON THE LAST DAY OF EACH YEAR REPORTED AND INCLUDES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS.
(2)  CALCULATED BASED UPON WEIGHTED AVERAGE SHARES OUTSTANDING DURING THE YEAR.

-------------------------------------------------------------------
40  PRUDENTIAL PACIFIC GROWTH FUND, INC.         [TELEPHONE ICON] (800) 225-1852

FINANCIAL HIGHLIGHTS
------------------------------------------------

CLASS Z SHARES

The financial highlights for the five years ended October 31, 2002 were audited by PricewaterhouseCoopers LLP, independent accountants, whose report was unqualified.



 CLASS Z SHARES(2) (--FISCAL YEARS ENDED 10-31)



PER SHARE OPERATING
PERFORMANCE                   2002        2001        2000        1999        1998
 NET ASSET VALUE,
  BEGINNING OF YEAR            $6.85       $9.75      $14.12       $9.17      $12.28
 INCOME/LOSS FROM
  INVESTMENT OPERATIONS:
 Net investment income
  (loss)                        (.01)       (.07)       (.06)         --         .08
 Net realized and
  unrealized gain (loss)
  on investment and
  foreign currency
  transactions                  (.23)      (2.83)      (4.08)       5.06       (1.89)
 TOTAL FROM INVESTMENT
  OPERATIONS                    (.24)      (2.90)      (4.14)       5.06       (1.81)
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income               --          --        (.18)       (.11)         --
 Distributions in excess
  of dividends from net
  investment income               --          --        (.05)         --        (.44)
 Distributions from net
  realized gains                  --          --          --          --        (.86)
 TOTAL DISTRIBUTIONS              --          --        (.23)       (.11)      (1.30)
 NET ASSET VALUE, END OF
  YEAR                         $6.61       $6.85       $9.75      $14.12       $9.17
 TOTAL RETURN(1)             (3.50)%    (29.89)%    (29.75)%      56.05%    (15.36)%
-------------------------------------------------------------------------------------



RATIOS/SUPPLEMENTAL DATA      2002        2001        2000        1999        1998
 NET ASSETS, END OF YEAR
  (000)                         $922      $1,147      $3,767     $43,311     $12,429
 AVERAGE NET ASSETS (000)     $1,068      $2,107     $33,479     $22,811     $15,099
 RATIOS TO AVERAGE NET
  ASSETS:
 Total expenses                2.14%       2.35%       1.35%       1.47%       1.45%(3)
 Operating expenses            2.14%       2.33%       1.32%       1.47%       1.45%(3)
 Net investment income
  (loss)                      (.18)%      (.86)%      (.40)%      (.03)%        .82%(3)
-------------------------------------------------------------------------------------



(1) TOTAL RETURN DOES NOT CONSIDER THE EFFECTS OF SALES LOADS. TOTAL RETURN IS CALCULATED ASSUMING A PURCHASE OF SHARES ON THE FIRST DAY AND A SALE ON THE LAST DAY OF EACH YEAR REPORTED AND INCLUDES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS.
(2)  CALCULATED BASED UPON WEIGHTED AVERAGE SHARES OUTSTANDING DURING THE YEAR.


--------------------------------------------------------------------------------

THE PRUDENTIAL MUTUAL FUND FAMILY

-------------------------------------


Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial adviser or call us at (800) 225-1852. Please read the prospectus carefully before you invest or send money.



PRUDENTIAL MUTUAL FUNDS

-------------------------------------------------------------


STOCK FUNDS


LARGE CAPITALIZATION STOCK FUNDS
PRUDENTIAL 20/20 FOCUS FUND


PRUDENTIAL EQUITY FUND, INC.


PRUDENTIAL INDEX SERIES FUND


  PRUDENTIAL STOCK INDEX FUND


PRUDENTIAL TAX-MANAGED FUNDS


  PRUDENTIAL TAX-MANAGED EQUITY FUND


PRUDENTIAL VALUE FUND


THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.


  PRUDENTIAL JENNISON GROWTH FUND


SMALL-TO-MID-CAPITALIZATION STOCK
  FUNDS
NICHOLAS-APPLEGATE FUND, INC.


  NICHOLAS-APPLEGATE GROWTH EQUITY FUND


PRUDENTIAL SMALL COMPANY FUND, INC.


PRUDENTIAL TAX-MANAGED SMALL-CAP FUND, INC.


PRUDENTIAL U.S. EMERGING GROWTH FUND, INC.


THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.


  PRUDENTIAL JENNISON EQUITY OPPORTUNITY FUND


SECTOR STOCK FUNDS
PRUDENTIAL NATURAL RESOURCES FUND, INC.


PRUDENTIAL REAL ESTATE SECURITIES FUND


PRUDENTIAL SECTOR FUNDS, INC.


  PRUDENTIAL FINANCIAL SERVICES FUND


  PRUDENTIAL HEALTH SCIENCES FUND


  PRUDENTIAL TECHNOLOGY FUND


  PRUDENTIAL UTILITY FUND



GLOBAL/INTERNATIONAL STOCK FUNDS
PRUDENTIAL EUROPE GROWTH FUND, INC.


PRUDENTIAL PACIFIC GROWTH FUND, INC.


PRUDENTIAL WORLD FUND, INC.


  PRUDENTIAL GLOBAL GROWTH FUND


  PRUDENTIAL INTERNATIONAL VALUE FUND


  PRUDENTIAL JENNISON INTERNATIONAL GROWTH FUND


BALANCED/ALLOCATION FUND
THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.


  PRUDENTIAL ACTIVE BALANCED FUND


BOND FUNDS


TAXABLE BOND FUNDS
PRUDENTIAL GOVERNMENT INCOME FUND, INC.


PRUDENTIAL HIGH YIELD FUND, INC.


PRUDENTIAL SHORT-TERM CORPORATE BOND FUND, INC.


  INCOME PORTFOLIO


PRUDENTIAL TOTAL RETURN BOND FUND, INC.


MUNICIPAL BOND FUNDS


PRUDENTIAL CALIFORNIA MUNICIPAL FUND


  CALIFORNIA SERIES


  CALIFORNIA INCOME SERIES


PRUDENTIAL MUNICIPAL BOND FUND


  HIGH INCOME SERIES


  INSURED SERIES


PRUDENTIAL MUNICIPAL SERIES FUND


  FLORIDA SERIES


  NEW JERSEY SERIES


  NEW YORK SERIES


  PENNSYLVANIA SERIES


PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.


-------------------------------------------------------------------
42  PRUDENTIAL PACIFIC GROWTH FUND, INC.         [TELEPHONE ICON] (800) 225-1852

------------------------------------------------


GLOBAL/INTERNATIONAL BOND FUND
PRUDENTIAL GLOBAL TOTAL RETURN FUND, INC.


MONEY MARKET FUNDS


TAXABLE MONEY MARKET FUNDS
CASH ACCUMULATION TRUST


  LIQUID ASSETS FUND


  NATIONAL MONEY MARKET FUND


PRUDENTIAL GOVERNMENT SECURITIES TRUST


  MONEY MARKET SERIES


  U.S. TREASURY MONEY MARKET SERIES


PRUDENTIAL INSTITUTIONAL LIQUIDITY PORTFOLIO, INC.


  INSTITUTIONAL MONEY MARKET SERIES


PRUDENTIAL MONEYMART ASSETS, INC.


MUNICIPAL MONEY MARKET FUNDS
PRUDENTIAL CALIFORNIA MUNICIPAL FUND


  CALIFORNIA MONEY MARKET SERIES


PRUDENTIAL MUNICIPAL SERIES FUND


  NEW JERSEY MONEY MARKET SERIES


  NEW YORK MONEY MARKET SERIES


TAX-FREE MONEY MARKET FUNDS
COMMAND TAX-FREE FUND


PRUDENTIAL TAX-FREE MONEY FUND, INC.


OTHER MONEY MARKET FUNDS
COMMAND GOVERNMENT FUND


COMMAND MONEY FUND


SPECIAL MONEY MARKET FUND, INC.*


  MONEY MARKET SERIES



STRATEGIC PARTNERS
MUTUAL FUNDS**

-----------------------------

STRATEGIC PARTNERS ASSET ALLOCATION FUNDS


  STRATEGIC PARTNERS CONSERVATIVE GROWTH FUND


  STRATEGIC PARTNERS MODERATE GROWTH FUND


  STRATEGIC PARTNERS HIGH GROWTH FUND


STRATEGIC PARTNERS STYLE SPECIFIC FUNDS


  STRATEGIC PARTNERS LARGE CAPITALIZATION GROWTH FUND


  STRATEGIC PARTNERS LARGE CAPITALIZATION VALUE FUND


  STRATEGIC PARTNERS SMALL CAPITALIZATION GROWTH FUND


  STRATEGIC PARTNERS SMALL CAPITALIZATION VALUE FUND


  STRATEGIC PARTNERS INTERNATIONAL EQUITY FUND


  STRATEGIC PARTNERS TOTAL RETURN BOND FUND


STRATEGIC PARTNERS OPPORTUNITY FUNDS


  STRATEGIC PARTNERS FOCUSED GROWTH FUND


  STRATEGIC PARTNERS NEW ERA GROWTH FUND


  STRATEGIC PARTNERS FOCUSED VALUE FUND


  STRATEGIC PARTNERS MID-CAP VALUE FUND


SPECIAL MONEY MARKET FUND, INC.*


  MONEY MARKET SERIES



 *This fund is not a direct purchase money fund and is only an exchangeable money fund.


**Not exchangeable with the Prudential mutual funds.


--------------------------------------------------------------------------------

                                     Notes
-------------------------------------------------------------------
44  PRUDENTIAL PACIFIC GROWTH FUND, INC.         [TELEPHONE ICON] (800) 225-1852

                                     Notes
--------------------------------------------------------------------------------

FOR MORE INFORMATION

Please read this prospectus before you invest in the Fund and keep it for future reference. For information or shareholder questions contact:


PRUDENTIAL MUTUAL FUND SERVICES LLC
P.O. BOX 8098
PHILADELPHIA, PA 19101
(800) 225-1852
(732) 482-7555 (Calling from outside the U.S.)



Outside Brokers should contact:
Prudential Investment Management
Services LLC
P.O. Box 8310
Philadelphia, PA 19101
(800) 778-8769


Visit Prudential's website at:

www.prudential.com


Additional information about the Fund
can be obtained without charge and can
be found in the following documents:
STATEMENT OF ADDITIONAL INFORMATION (SAI)
 (incorporated by reference into this prospectus)
ANNUAL REPORT
 (contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year)
SEMI-ANNUAL REPORT

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:
BY MAIL

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102


BY ELECTRONIC REQUEST
publicinfo@sec.gov
 (The SEC charges a fee to copy documents.)

IN PERSON
Public Reference Room in
Washington, DC
 (For hours of operation, call
 1-202-942-8090)

VIA THE INTERNET

on the EDGAR Database at
http://www.sec.gov


Fund Symbols                              Nasdaq    CUSIP
                                          ------    -----
Class A                                   PRPAX   743941106
Class B                                   PRPBX   743941205
Class C                                   PRPCX   743941304
Class Z                                   PPGZX   743941403


MF157A                                       Investment Company Act File No.
                                          811-6391

                    JENNISON GLOBAL GROWTH FUND, A SERIES OF
                          PRUDENTIAL WORLD FUND, INC.

                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077
                                 (800) 225-1852

                      STATEMENT OF ADDITIONAL INFORMATION
                              DATED         , 2003

                      PRUDENTIAL EUROPE GROWTH FUND, INC.
                      PRUDENTIAL PACIFIC GROWTH FUND, INC.

                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077
                                 (800) 225-1852

    This Statement of Additional Information specifically relates to the proposed transactions (Merger) between Prudential Europe Growth Fund, Inc. and Prudential Pacific Growth Fund, Inc. and Jennison Global Growth Fund, a series of Prudential World Fund, Inc. (Global Growth Fund) under which each of Europe Growth Fund and Pacific Growth Fund will transfer all of their assets to, and all of their liabilities will be assumed by, Global Growth Fund. Global Growth Fund will be the surviving corporation, and each whole and fractional share of Europe Growth Fund or Pacific Growth Fund, as applicable shall be exchanged for whole and fractional shares of equal net asset value of, Global Growth Fund to
occur on        , 2003, or such later date as the parties may agree. This
Statement of Additional Information consists of this cover page and the following described documents, each of which is incorporated herein by reference:

     1. Statement of Additional Information of Global Growth Fund dated December 31, 2002.

     2. Statement of Additional Information of Europe Growth Fund, dated June 30, 2003.

     3. Statement of Additional Information of Pacific Growth Fund dated
               .

     4. Annual Report of Global Growth Fund for the fiscal year ended October 31, 2002.

     5. Annual Report of Europe Growth Fund for the fiscal year ended April 30, 2003.

     6. Annual Report of Pacific Growth Fund for the fiscal year ended October 31, 2002.

     7. Semi-Annual Reports of Pacific Growth Fund and Global Growth Fund for the six month period ended April 30, 2003. The Semi-Annual Reports (which are unaudited) reflects all adjustments which, in the opinion of management, are necessary to a fair statement of the results for the six month period ended April 30, 2003.

    This Statement of Additional Information is not a prospectus and should be
read only in conjunction with the Prospectus and Proxy Statement dated        ,
2003, relating to the above-referenced matter. A copy of the Prospectus and Proxy Statement may be obtained from Global Growth Fund without charge by writing or calling Global Growth Fund at the address or phone number listed above.

                              FINANCIAL STATEMENTS

    The Annual Report of Global Growth Fund for the fiscal year ended October 31, 2002 and the Annual Reports of Europe Growth Fund and Pacific Growth Fund for the fiscal year ended April 30, 2003 and October 31, 2002, respectively, each including audited financial statements, the notes thereto and the report of their independent accountants thereon, are incorporated by reference herein. The Semi-Annual Reports of Pacific Growth Fund and Global Growth Fund for the six month period ended April 30, 2003 and the notes thereto are also incorporated by reference herein. To obtain copies of these reports without charge, please call 800-225-1852.

                           PRUDENTIAL WORLD FUND, INC.
                          PRUDENTIAL GLOBAL GROWTH FUND
                       PRUDENTIAL INTERNATIONAL VALUE FUND
                  PRUDENTIAL JENNISON INTERNATIONAL GROWTH FUND

                       Statement of Additional Information


                                December 30, 2002


Prudential World Fund, Inc. (the Fund) is an open-end, diversified management investment company presently consisting of three series: Prudential Global Growth Fund, Prudential International Value Fund and Prudential Jennison International Growth Fund.


PRUDENTIAL GLOBAL GROWTH FUND'S (GLOBAL GROWTH SERIES) INVESTMENT OBJECTIVE IS TO SEEK LONG-TERM GROWTH OF CAPITAL. INCOME IS A SECONDARY OBJECTIVE. Global Growth Series will seek to achieve its objective through investment in a diversified portfolio of securities which will consist of marketable securities of U.S. and non-U.S. issuers. Global Growth Series may invest in all types of equity-related securities and debt obligations, including money market instruments, of foreign and domestic companies and governments, governmental agencies and international organizations. There can be no assurance that Global Growth Series' investment objectives will be achieved. See "Description of the Series, Their Investments and Risks."

PRUDENTIAL INTERNATIONAL VALUE FUND'S (INTERNATIONAL VALUE SERIES) INVESTMENT OBJECTIVE IS TO ACHIEVE LONG-TERM GROWTH OF CAPITAL THROUGH INVESTMENT IN EQUITY SECURITIES OF FOREIGN ISSUERS. PRUDENTIAL JENNISON INTERNATIONAL GROWTH FUND'S (INTERNATIONAL GROWTH SERIES) INVESTMENT OBJECTIVE IS TO ACHIEVE LONG-TERM GROWTH OF CAPITAL. International Value Series will seek to achieve its objective primarily through investment in a diversified portfolio of securities which will consist of equity-related securities of foreign issuers. Each of International Value Series and International Growth Series will, under normal circumstances, invest at least 65% of the value of its total assets in common stock and preferred stock of issuers located in at least three foreign countries, or five foreign countries in the case of International Growth Series. Each of International Value Series and International Growth Series may invest up to 35% of its total assets in (1) other equity-related securities of foreign issuers;
(2) common stock, preferred stock, and other equity-related securities of U.S. issuers; (3) investment grade debt securities of domestic and foreign corporations, governments, governmental entities, and supranational entities; and (4) high-quality domestic money market instruments and short-term fixed income securities. There can be no assurance that International Value Series' and International Growth Series' investment objectives will be achieved. See "Description of the Series, Their Investments and Risks."


The Fund's address is 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102, and its telephone number is (800) 225-1852.


This Statement of Additional Information (SAI) is not a prospectus and should be read in conjunction with each Series' Prospectus, dated December 30, 2002. A copy of each Prospectus may be obtained at no charge from the Fund upon request at the address or telephone number noted above.

The Fund's financial statements for the fiscal year ended October 31, 2002 are incorporated into this SAI by reference to each Series' 2002 annual report to shareholders (File No. 811-3981). You may obtain a copy of each Series' annual report at no charge by request to the Fund at the address or telephone number noted above.



     TABLE OF CONTENTS                                             PAGE
     Fund History                                                  B-2
     Description of the Series, Their Investments and Risks        B-2
     Investment Restrictions                                       B-18
     Management of the Fund                                        B-20
     Control Persons and Principal Holders of Securities           B-25
     Investment Advisory and Other Services                        B-26
     Brokerage Allocation and Other Practices                      B-32
     Capital Stock and Organization                                B-34
     Purchase, Redemption and Pricing of Series Shares             B-35
     Shareholder Investment Account                                B-44
     Net Asset Value                                               B-48
     Taxes, Dividends and Distributions                            B-49
     Performance Information                                       B-51
     Financial Statements                                          B-54
     Appendix I -- Description of Security Ratings                 I-1
     Appendix II -- General Investment Information                 II-1
     Appendix III -- Historical Performance Data                   III-1


                                     MF115B

                                  FUND HISTORY

The Fund was organized under the laws of Maryland on September 28, 1994 as a corporation.

             DESCRIPTION OF THE SERIES, THEIR INVESTMENTS AND RISKS

CLASSIFICATION. The Fund is a diversified open-end management investment company.

INVESTMENT STRATEGIES, POLICIES AND RISKS


GLOBAL GROWTH SERIES: The investment objective of the Global Growth Series is to seek long-term growth of capital, with income as a secondary objective. Global Growth Series will seek to achieve this objective through investment in a diversified portfolio of securities which consist of marketable securities of U.S. and non-U.S. issuers. Global Growth Series may invest in all types of equity-related securities, including common stock, preferred stock, rights, warrants, debt securities or preferred stock convertible into or exchangeable for common stock or preferred stock and interests in master limited partnerships, bonds and other debt obligations, including money market instruments, of foreign and domestic companies and governments, governmental agencies and international organizations. Global Growth Series has no fixed policy with respect to portfolio turnover; however, it is anticipated that Global Growth Series' annual portfolio turnover rate will not normally exceed 100%, though Global Growth Series is not restricted from investing in short-term obligations. There can be no assurance that Global Growth Series' investment objectives will be achieved. For a further description of the Global Growth Series' investment objective and policies, see "How the Series Invests--Investment Objective and Policies" in the Global Growth Series' Prospectus.

INTERNATIONAL VALUE SERIES: The investment objective of International Value Series is to seek long-term growth of capital through investment in equity securities of foreign issuers. International Value Series will seek to achieve this objective primarily through investment in a diversified portfolio of securities which will consist of equity securities of foreign issuers. International Value Series will, under normal circumstances, invest at least 65% of the value of its total assets in common stock and preferred stock of issuers located in at least three foreign countries. International Value Series may invest up to 35% of its total assets in (1) other equity-related securities of foreign issuers; (2) common stock, preferred stock, and other equity-related securities of U.S. issuers; (3) investment grade debt securities of domestic and foreign corporations, governments, governmental entities, and supranational entities; and (4) high-quality domestic money market instruments and short-term fixed income securities. Although International Value Series does not purchase securities with a view to rapid turnover, there are no limitations on the length of time that securities must be held by International Value Series and International Value Series' annual portfolio turnover rate may vary significantly from year to year. A higher portfolio turnover rate may involve correspondingly greater transaction costs, which would be borne directly by International Value Series, as well as additional realized gains and/or losses to shareholders. There can be no assurance that International Value Series' investment objective will be achieved. For a further description of International Value Series' investment objective and policies, see "How the Series Invests--Investment Objective and Policies" in the International Value Series' Prospectus.

INTERNATIONAL GROWTH SERIES: The investment objective of the International Growth Series is to seek long-term growth of capital. The International Growth Series will seek to achieve this objective primarily through investment in a diversified portfolio of securities which will consist of equity securities of foreign issuers. The International Growth Series will, under normal circumstances, invest at least 65% of the value of its total assets in common stock and preferred stock of issuers located in at least five foreign countries. The International Growth Series will focus its investment in approximately 60 companies that demonstrate the growth characteristics described in the International Growth Series Prospectus. The International Growth Series may invest up to 35% of its total assets in (1) other equity-related securities of foreign issuers; (2) common stock, preferred stock, and other equity-related securities of U.S. issuers; (3) investment grade debt securities of domestic and foreign corporations, governments, governmental entities, and supranational entities; and (4) high-quality domestic money market instruments and short-term fixed income securities. The International Growth Series may invest up to 30% of its total assets in emerging markets securities. Although the International Growth Series does not purchase securities with a view to rapid turnover, there are no limitations on the length of time that securities must be held by the International Growth Series and the International Growth Series' annual portfolio turnover rate may vary significantly from year to year. A higher portfolio turnover rate may involve correspondingly greater transaction costs, which would be borne directly by the International Growth Series, as well as additional realized gains and/or losses to shareholders. There can be no assurance that the International Growth Series' investment objective will be achieved. For a further description of the International Growth Series' investment objective and policies, see "How the Series Invests--Investment Objective and Policies" in the International Growth Series' Prospectus.


EQUITY-RELATED SECURITIES

Each Series may invest in equity-related securities. Equity-related securities include common stock, preferred stock, rights, warrants and also debt securities or preferred stock convertible into or exchangeable for common stock or preferred stock and interests in master limited partnerships, among others.


With respect to equity-related securities, each Series may purchase American Depositary Receipts (ADRs). ADRs are U.S. dollar-denominated certificates issued by a United States bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank and traded on a United States exchange or in an over-the-counter market. Generally, ADRs are in registered form. There are no fees imposed on the purchase or sale of ADRs when purchased from the issuing bank or trust company in the initial underwriting, although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of ADRs into the underlying securities. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities since: (1) ADRs are U.S. dollar-denominated investments that are registered domestically, easily transferable, and for which market quotations are readily available; and (2) issuers whose securities are represented by ADRs are usually subject to auditing, accounting, and financial reporting standards comparable to those of domestic issuers.

U.S. GOVERNMENT SECURITIES


Securities issued or guaranteed by the U.S. Government or one of its agencies, authorities or instrumentalities in which each Series may invest include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. Government, including the Federal Housing Administration, Farmers' Home Administration, Export-Import Bank of the U.S. Small Business Administration, Government National Mortgage Association (GNMA), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation (FHLMC), Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association (FNMA), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association and Resolution Trust Corporation. Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. Because the U.S. Government is not obligated by law to provide support to an instrumentality that it sponsors, each Series will invest in obligations issued by an instrumentality of the U.S. Government only if that Series' Investment Adviser determines that the instrumentality's credit risk does not render its securities unsuitable for investment by that Series. For further information, see "Mortgage-Related Securities" below.


REPURCHASE AGREEMENTS

Each Series may enter into repurchase agreements, pursuant to which the seller of a security agrees to repurchase that security from such Series at a mutually agreed upon time and at a price in excess of the purchase price, reflecting an agreed upon rate of return effective for the period of time the Series' money is invested in the repurchase agreement. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time such Series' money is invested in the security.


Each Series will only enter into repurchase agreements with banks and securities dealers which meet the creditworthiness standards established by the Board of Directors (Qualified Institutions). The relevant Investment Adviser will monitor the continued creditworthiness of Qualified Institutions, subject to the oversight of the Manager and the Board of Directors. These agreements permit a Series to keep all its assets earning interest while retaining "overnight" flexibility to pursue investments of a longer-term nature.


The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, a Series will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, a Series' ability to dispose of the underlying securities may be restricted. Finally, it is possible that a Series may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreements entered into by each Series will be held by State Street Bank and Trust Company (the Custodian) at all times in an amount at least equal to the repurchase price, including accrued interest. If the counterparty fails to repurchase the securities, a Series may suffer a loss to the extent proceeds from the sale of the underlying collateral are less than the repurchase price. Each Series may participate in a joint repurchase account managed by Prudential Investments LLC (PI) pursuant to an order of the Securities and Exchange Commission (the Commission).

FIXED INCOME SECURITIES

In general, the ratings of Moody's Investors Service, Inc. (Moody's), Standard & Poor's Ratings Services (S&P), Fitch, Inc. (Fitch), and other nationally recognized statistical rating organizations (NRSROs), represent the opinions of those organizations as to the quality of debt obligations that they rate. These ratings are relative and subjective, are not absolute standards of quality and do not evaluate the market risk of securities. These ratings will be among the initial criteria used for the selection of portfolio securities. Among the factors that the rating agencies consider are the long-term ability of the issuer to pay principal and interest and general economic trends.

Subsequent to its purchase by a Series, an issue of debt obligations may cease to be rated or its rating may be reduced below the minimum required for purchase by the Series. Neither event will require the sale of the debt obligation by a Series, but such Series' Investment Adviser will consider the event in its determination of whether such Series should continue to hold the obligation. In addition, to the extent that the ratings change as a result of changes in rating organizations or their rating systems or owing to a corporate restructuring of Moody's, S&P, Fitch or another NRSRO, a Series will attempt to use comparable ratings as standards for its investments in accordance with its investment objectives and policies. The Appendix to this SAI contains further information concerning the ratings of Moody's, S&P and Fitch and their significance.


Each Series may invest, to a limited extent, in debt securities rated in the lowest category of investment grade debt (i.e., Baa by Moody's or BBB by S&P). These securities have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds.


Non-investment grade fixed income securities are rated lower than Baa/BBB (or the equivalent rating or, if not rated, determined by the Investment Adviser to be of comparable quality to securities so rated) and are commonly referred to as high risk or high yield securities or "junk" bonds. High yield securities are generally riskier than higher quality securities and are subject to more credit risk, including risk of default, and the prices of such securities are more volatile than higher quality securities. Such securities may be less liquid than higher quality securities. International Value Series is not authorized to invest in excess of 5% of its net assets in non-investment grade fixed income securities. Global Growth Series and International Growth Series will invest only in investment grade fixed income securities.


The markets in which medium and lower-rated securities (or unrated securities that are equivalent to medium and lower-rated securities) are traded are generally more limited than those in which higher-rated securities are traded. The existence of limited markets may make it more difficult for International Value Series to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of debt securities for International Value Series to purchase and may also have the effect of limiting the ability of International Value Series to sell debt securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets.

Lower-rated fixed income securities present risks based on payment expectations. If an issuer calls the obligation for redemption, International Value Series may have to replace the security with a lower-yielding security, resulting in a decreased return for investors. Also, the principal value of fixed income securities moves inversely with movements in interest rates. In the event of rising interest rates, the value of the securities held by International Value Series may decline proportionately more than if the International Value Series consisted of higher-rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay interest currently. If International Value Series experiences unexpected net redemptions, it may be forced to sell its higher-rated bonds, resulting in a decline in the overall credit quality of the securities held by International Value Series and increasing the exposure of International Value Series to the risks of lower-rated securities.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

Each Series may purchase securities on a when-issued or delayed-delivery basis. When-issued or delayed-delivery transactions arise when securities are purchased or sold by a Series with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to such Series at the time of entering into the transaction. The Custodian will segregate cash or other liquid assets, marked-to-market daily, having a value equal to or greater than the Series' purchase commitments. A Series will purchase when-issued or delayed securities for the purpose of acquiring securities and not for the purpose of leverage. When-issued securities purchased by a Series may include securities purchased on a "when, as and if issued" basis under which the issuance of the securities depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring.

Securities purchased on a when-issued or delayed delivery basis may expose a Series to risk because the securities may experience fluctuations in value prior to their actual delivery. A Series does not accrue income with respect to a when-issued or delayed-delivery security prior to its stated delivery date. Purchasing securities on a when-issued or delayed delivery basis may involve the additional risk that the yield available in the market when the delivery takes place may be higher than that obtained in the transaction itself.

FORWARD ROLLS, DOLLAR ROLLS AND REVERSE REPURCHASE AGREEMENTS

International Value Series may commit up to 20%, and International Growth Series may commit up to 33 1/3%, of the value of its net assets to investment techniques such as dollar rolls, forward rolls and reverse repurchase agreements. A forward roll is a transaction in which either Series sells a security to a financial institution, such as a bank or broker-dealer, and simultaneously agrees to repurchase the same or similar security from the institution at a later date at an agreed-upon price. With respect to mortgage-related securities, such transactions are often called "dollar rolls." In dollar roll transactions, the mortgage-related securities that are repurchased will bear the same coupon rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the roll period, the International Value Series forgoes principal and interest paid on the securities and is compensated by the difference between the current sales price and the forward price for the future purchase as well as by interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or equivalent security position which matures on or before the forward settlement date of the dollar roll transaction.

Reverse repurchase agreements involve sales by either Series of portfolio securities to a financial institution concurrently with agreement by the Series to repurchase the same securities at a later date at a fixed price. During the reverse repurchase agreement period, the Series continues to receive principal and interest payments on these securities.


Reverse repurchase agreements, forward rolls and dollar rolls involve the risk that the market value of the securities purchased by the Series with the proceeds of the initial sale may decline below the price of the securities the Series has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement, forward roll or dollar roll files for bankruptcy or becomes insolvent, the Series' use of the proceeds from the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Series' obligations to repurchase the securities. The staff of the Commission has taken the position that reverse repurchase agreements, forward rolls and dollar rolls are to be treated as borrowings for purposes of the percentage limitations discussed in the section entitled "Borrowing" below. The International Value Series and the International Growth Series expect that under normal conditions, most of the borrowings of the International Value Series and the International Growth Series will consist of such investment techniques rather than bank borrowings.


MORTGAGE-RELATED SECURITIES

Mortgage-backed securities may be classified as private, governmental or government related, depending on the issuer or guarantor. Private mortgage-backed securities represent pass-through pools consisting principally of conventional residential mortgage loans created by non-governmental issuers, such as commercial banks, savings and loan associations and private mortgage insurance companies. Governmental mortgage-backed securities are backed by the full faith and credit of the United States. GNMA, the principal U.S. guarantor of such securities, is a wholly owned corporate instrumentality of the United States within the Department of Housing and Urban Development. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA; this guarantee is not backed by the full faith and credit of the U.S. Government. FHLMC is a corporate instrumentality of the United States, the stock of which is owned by the Federal Home Loan Banks. Participation certificates representing interests in mortgages from FHLMC's national portfolio are guaranteed as to the timely payment of interest and ultimate, but generally not timely, collection of principal by FHLMC. The obligations of FHLMC under its guarantee are obligations solely of FHLMC and are not backed by the full faith and credit of the U.S. Government.

Each Series expects that private and governmental entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than previously customary. As new types of mortgage-backed securities are developed and offered to investors, each Series, consistent with its investment objective and policies, will consider making investments in those new types of securities.

Each Series may also invest in pass-through securities backed by adjustable rate mortgages that have been issued by GNMA, FNMA and FHLMC or private issuers. These securities bear interest at a rate that is adjusted monthly, quarterly or annually. The prepayment experience of the mortgages underlying these securities may vary from that for fixed rate mortgages.

The average maturity of pass-through pools of mortgage-related securities varies with the maturities of the underlying mortgage instruments. In addition, a pool's stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. Common practice is to assume that prepayments will result in an average life ranging from two to ten years for pools of fixed rate 30-year mortgages. Pools of mortgages with other maturities or different characteristics will have varying average life assumptions.

Because prepayments of principal generally occur when interest rates are declining, it is likely that a Series will have to reinvest the proceeds of prepayments at lower interest rates than those at which the assets were previously invested. If this occurs, a Series' yield will correspondingly decline. Thus, mortgage-related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed-income securities of comparable maturity, although these securities may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that a Series purchases mortgage-related securities at a premium, unscheduled prepayments, which are made at par, will result in a loss equal to any unamortized premium.


Government stripped mortgage-related interest-only (IO) and principal only (PO) securities are currently traded in an over-the-counter market maintained by several large investment banking firms. There can be no assurance that a Series will be able to effect a trade of IOs or POs at a time when it wishes to do so. A Series will acquire IOs and POs only if, in the opinion of the Series' Investment Adviser, a secondary market for the securities exists at the time of acquisition, or is subsequently expected. A Series will treat IOs and POs that are not U.S. Government securities as illiquid and will limit its investments in these securities, together with other illiquid investments, in order not to hold more than 15% of the Series' net assets in illiquid securities. With respect to IOs and POs that are issued by the U.S. Government, each Series' Investment Adviser, subject to the supervision of the Manager and the Board of Directors, may determine that such securities are liquid, if they determine the securities can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of net asset value per share.


Investing in IOs and POs involves the risks normally associated with investing in government and government agency mortgage-related securities. In addition, the yields on IOs and POs are extremely sensitive to the prepayment experience on the mortgage loans underlying the certificates collateralizing the securities. If a decline in the level of prevailing interest rates results in a rate of principal prepayments higher than anticipated, distributions of principal will be accelerated, thereby reducing the yield to maturity on IOs and increasing the yield to maturity on POs. Sufficiently high prepayment rates could result in a Series not fully recovering its initial investment in an IO.


Mortgage-related securities may not be readily marketable. To the extent any of these securities are not readily marketable in the judgment of a Series' Investment Adviser, the investment restriction limiting such Series' investment in illiquid instruments will apply.


COLLATERALIZED MORTGAGE OBLIGATIONS

Each Series also may invest in, among other things, parallel pay Collateralized Mortgage Obligations (CMOs) and Planned Amortization Class CMOs (PAC Bonds). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds always are parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.


In reliance on Commission rules and orders, the Series' investments in certain qualifying CMOs, including CMOs that have elected to be treated as Real Estate Mortgage Investment Conduits (REMICs), are not subject to the Investment Company Act of 1940, as amended, (the 1940 Act), limitation on acquiring interests in other investment companies. In order to be able to rely on the Commission's interpretation, the CMOs and REMICs must be unmanaged, fixed-asset issuers that
(1) invest primarily in mortgage-backed securities, (2) do not issue redeemable securities, (3) operate under general exemptive orders exempting them from all provisions of the 1940 Act, and (4) are not registered or regulated under the 1940 Act as investment companies. To the extent that a Series selects CMOs or REMICs that do not meet the above requirements, the Series may not invest more than 10% of its assets in all such entities and may not acquire more than 3% of the voting securities of any single such entity.


ASSET-BACKED SECURITIES

The value of these securities may change because of changes in the market's perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution providing credit support enhancement for the pool.

LENDING OF SECURITIES

Consistent with applicable regulatory requirements, each Series may lend its portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans of the Series do not exceed in the aggregate, as applicable, 33 1/3% of the value of International Growth Series' total assets or 20% of Global Growth Series' total assets or International Value Series' total assets and provided that such loans are callable at any time by each Series and are at all times secured by cash or equivalent collateral (including a line of credit) that is equal to at least 100% of the market value, determined daily, of the loaned securities. During the time portfolio securities are on loan, the borrower will pay each Series an amount equivalent to any dividend or interest paid on such securities and the Series may invest the cash collateral and earn additional income or it may receive an agreed-upon amount of interest income from the borrower. The advantage of such loans is that each Series continues to receive payments in lieu of the interest and dividends of the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral which will be invested in short-term obligations.


A loan may be terminated by the borrower on one business day's notice or by each Series at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and each Series could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, those loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by the Board of Directors of each Series. On termination of the loan, the borrower is required to return the securities to each Series, and any gain or loss in the market price during the loan would inure to each Series.

Since voting or consent rights which accompany loaned securities pass to the borrower, each Series will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Series' investment in the securities which are the subject of the loan. Each Series will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

BORROWING


The Global Growth Series and the International Value Series may borrow an amount equal to no more than 20%, and the International Growth Series 33 1/3%, of the value of their respective total assets to take advantage of investment opportunities, for temporary, extraordinary, or emergency purposes or for the clearance of transactions and may pledge up to 20% or 33 1/3% of the value of their total assets, as applicable, to secure such borrowings. A Series will only borrow when there is an expectation that it will benefit after taking into account considerations such as interest income and possible losses upon liquidation. Borrowing by a Series creates an opportunity for increased net income but, at the same time, creates risks, including the fact that leverage may exaggerate rate changes in the net asset value of such Series' shares and in the yield on the Series. No Series intends to borrow more than 5% of its total assets for investment purposes, although Global Growth Series and the International Value Series may borrow up to 20%, and the International Growth Series 33 1/3%, of the value of its total assets for temporary, extraordinary or emergency purposes and for the clearance of transactions. The International Growth Series will not purchase portfolio securities if borrowings exceed 5% of the International Growth Series total assets.


SECURITIES OF FOREIGN ISSUERS

The value of a Series' foreign investments may be significantly affected by changes in currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar falls against such currency. In addition, the value of the Series' assets may be affected by losses and other expenses incurred in converting between various currencies in order to purchase and sell foreign securities and by currency restrictions and exchange control regulation.

The economies of many of the countries in which a Series may invest are not as developed as the economy of the U.S. and may be subject to significantly different forces. Political or social instability, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets, could also adversely affect the value of investments.

Foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, in general, there is less publicly available information about foreign securities than is available about domestic securities. Many foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies. Income from foreign securities owned by a Series may be reduced by a withholding tax at the source which would reduce dividend income payable to shareholders.

Brokerage commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the U.S. are likely to be higher. The securities markets in many of the countries in which a Series may invest will have substantially less trading volume than the principal U.S. markets. As a result, the securities of some companies in these countries may be less liquid and more volatile than comparable U.S. securities. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers, which may make it difficult to enforce contractual obligations.

EMERGING MARKETS SECURITIES


Up to 30% of the International Growth Series' total assets may be invested in emerging markets securities. The risks of investing in foreign securities are heightened for emerging markets securities. Moreover, emerging markets securities present additional risks which should be considered carefully by an investor in the International Growth Series. Investing in emerging markets securities involves exposure to economies that are less diverse and mature, and political and legal systems which are less stable, than those of developed markets. In addition, investment decisions by international investors, such as the International Growth Series, particularly with concurrent buying or selling programs, have a greater effect on securities prices and currency values than in more developed markets. As a result, emerging markets securities have historically been, and may continue to be, subject to greater volatility and share price declines than securities issued by U.S. corporations or companies in other markets that are considered developed.


Many emerging markets have also experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative impact on securities prices.

LIQUIDITY PUTS

International Value Series and International Growth Series may purchase instruments together with the right to resell the instruments at an agreed-upon price or yield, within a specified period prior to the maturity date of the instruments. This instrument is commonly known as a "put bond" or a "tender option bond."


Consistent with both Series' investment objective, both Series may purchase a put so that it will be fully invested in securities while preserving the necessary liquidity to purchase securities on a when-issued basis, to meet unusually large redemptions and to purchase at a later date securities other than those subject to the put. Both Series will generally exercise the puts or tender options on their expiration date when the exercise price is higher than the current market price for the related fixed income security. Puts or tender options may be exercised prior to the expiration date in order to fund obligations to purchase other securities or to meet redemption requests. These obligations may arise during periods in which proceeds from sales of both Series' shares and from recent sales of portfolio securities are insufficient to meet such obligations or when the funds available are otherwise allocated for investment. In addition, puts may be exercised prior to the expiration date in the event the Investment Adviser for either Series revises its evaluation of the creditworthiness of the issuer of the underlying security. In determining whether to exercise puts or tender options prior to their expiration date and in selecting which puts or tender options to exercise in such circumstances, each Series' Investment Adviser considers, among other things, the amount of cash available to the Series, the expiration dates of the available puts or tender options, any future commitments for securities purchases, the yield, quality and maturity dates of the underlying securities, alternative investment opportunities and the desirability of retaining the underlying securities in the Series.


These instruments are not deemed to be "put options" for purposes of either Series' investment restrictions.

ILLIQUID SECURITIES

International Growth Series, Global Growth Series and International Value Series may each hold up to 15% of its net assets in illiquid securities. If a Series were to exceed this limit, the investment adviser would take prompt action to reduce such Series' holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. Illiquid securities include repurchase agreements which have a maturity of longer than seven days, certain securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable (either within or outside of the United States).

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days.

Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.


A large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers.


Restricted securities eligible for resale pursuant to Rule 144A and commercial paper for which there is a readily available market are not considered illiquid for purposes of this limitation under procedures established by the Board of Directors. The Subadvisers will monitor the liquidity of such restricted securities, subject to the supervision of the Manager and the Board of Directors. In reaching liquidity decisions, Subadvisers will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (that is, the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (a) it must be rated in one of the two highest rating categories by at least two NRSROs, or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the relevant Subadviser, and (b) it must not be "traded flat" (I.E., without accrued interest) or in default as to principal or interest. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

The staff of the Commission has taken the position that purchased over-the-counter options and assets used as "cover" for written over-the-counter options are illiquid securities unless the Series and the counterparty have provided for the Series, at the Series' election, to unwind the over-the-counter option. The exercise of such an option ordinarily would involve the payment by the Series of an amount designed to reflect the counterparty's economic loss from an early termination, but does allow the Series to treat the assets used as "cover" as "liquid."

JOINT TRADING ACCOUNTS

Each Series intends to participate in one or more joint trading accounts whereby each Series, along with other investment companies managed by PI, will jointly engage in repurchase agreements and jointly purchase money market instruments and short-term investment securities. The ability of each Series to participate in these joint trading accounts will be conditioned upon requirements imposed by an order received from the Commission, as may be amended from time to time.

SECURITIES OF OTHER INVESTMENT COMPANIES

A Series may invest up to 10% of its total assets in securities of other non-affiliated investment companies. In addition, a Series may purchase shares of affiliated investment companies. See "Investment Restrictions." Generally a Series does not intend to invest in such securities. If a Series does invest in securities of other investment companies, shareholders of that Series may be subject to duplicate management and advisory fees.

RISK MANAGEMENT AND RETURN ENHANCEMENT STRATEGIES

OPTIONS ON SECURITIES AND SECURITIES INDEXES

Each Series may purchase and sell put and call options on any security in which it may invest or options on any securities index based on securities in which the Series may invest. Each Series is also authorized to enter into closing purchase and sale transactions in order to realize gains or minimize losses on options sold or purchased by the Series.

A call option on equity securities gives the purchaser, in exchange for a premium paid, the right for a specified period of time to purchase the securities subject to the option at a specified price (the exercise price or strike price). The writer of a call option, in return for the premium, has the obligation, upon exercise of the option, to deliver, depending upon the terms of the option contract, the underlying securities to the purchaser upon receipt of the exercise price. When a Series writes a call option, the Series gives up the potential for gain on the underlying securities in excess of the exercise price of the option during the period that the option is open.

A put option on equity securities gives the purchaser, in return for a premium, the right, for a specified period of time, to sell the securities subject to the option to the writer of the put at the specified exercise price. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities underlying the option at the exercise price. A Series as the writer of a put option might, therefore, be obligated to purchase underlying securities for more than their current market price.

Each Series will write only "covered" options. A written option is covered if, as long as a Series is obligated under the option, it (1) owns an offsetting position in the underlying security or currency or (2) maintains in a segregated account cash or liquid assets in an amount equal to or greater than its obligation under the option. Under the first circumstance, a Series' losses are limited because it owns the underlying security or currency; under the second circumstance, in the case of a written call option, a Series' losses are potentially unlimited.

Options on securities indexes are similar to options on equity securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. Rather than the right to take or make delivery of the securities at a specified price, an option on a securities index gives the holder the right, in return for a premium paid, to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The writer of an index option, in return for the premium, is obligated to pay the amount of cash due upon exercise of the option.

A Series may purchase and sell put and call options on securities indexes for hedging against a decline in the value of the securities owned by such Series or against an increase in the market value of the type of securities in which such Series may invest. Securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

Each Series may also purchase and write put and call options on equity and debt securities, on currencies and on stock indexes in the over-the-counter market (OTC options). Unlike exchange-traded options, OTC options are contracts between a Series and its counterparty without the interposition of any clearing organization.

A number of risk factors are associated with options transactions. There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, at any particular time. If a Series is unable to effect a closing purchase transaction with respect to covered options it has written, such Series will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if a Series is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and may incur transaction costs upon the purchase or sale of underlying securities. The ability to terminate over-the-counter (OTC) option positions is more limited than the ability to terminate exchange-traded option positions because the Series would have to negotiate directly with a counterparty. In addition, with OTC options, there is a risk that the counterparty in such transactions will not fulfill its obligations.

A Series pays brokerage commissions or spreads in connection with its options transactions, as well as for purchases and sales of underlying securities. The writing of options could result in significant increases in a Series' turnover rate. Global Growth Series will not write put options on indexes.

The risks of investment in index options may be greater than options on securities. Because index options are settled in cash, when a Series writes a call option on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. The Series can offset some of the risk of writing a call index option position by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, a Series cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

Even if a Series could assemble a securities portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the Series, as the call writer, will not know that the call has been exercised until the next business day at the earliest. The time lag between exercise and notice of exercise poses no risk for the writer of a covered call on a specific underlying security, such as a common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date; and by the time it learns that it has been exercised, the index may have declined, with a corresponding decline in the value of its securities portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

If a Series has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the relevant Series will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

A Series will not purchase put options or call options if, after any such purchase, the aggregate premiums paid for such options would exceed 20% of such Series' net assets. The aggregate value of the obligations underlying put options will not exceed 25% of the relevant Series' net assets.

Except as described below, the Global Growth Series will write call options on indexes only if on such date it holds a portfolio of stocks at least equal to the value of the index times the multiplier times the number of contracts. When the Global Growth Series writes a call option on a broadly-based stock market index, the Global Growth Series will segregate or put into escrow with its Custodian, or pledge to a broker as collateral for the option, cash, U.S. Government securities, liquid high-grade debt securities or a portfolio of stocks substantially replicating the movement of the index, in the judgment of the Global Growth Series' investment adviser, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts.

If the Global Growth Series has written an option on an industry or market segment index, it will segregate or put into escrow with its Custodian, or pledge to a broker as collateral for the option, at least ten "qualified securities," which are securities of an issuer in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. Such securities will include stocks which represent at least 50% of the weighting of the industry or market segment index and will represent at least 50% of the Global Growth Series' holdings in that industry or market segment. No individual security will represent more than 25% of the amount so segregated, pledged or escrowed. If at the close of business on any day the market value of such qualified securities so segregated, escrowed or pledged falls below 100% of the current index value times the multiplier times the number of contracts, the Global Growth Series will so segregate, escrow or pledge an amount in cash, Treasury bills or other high-grade short-term obligations equal in value to the difference. In addition, when the Global Growth Series writes a call on an index which is in-the-money at the time the call is written, the Global Growth Series will segregate with its Custodian or pledge to the broker as collateral cash, short-term U.S. Government securities or other high-grade, short-term debt obligations equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to the Global Growth Series' obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts. A "qualified security" is an equity security which is listed on a national securities exchange or listed on the National Association of Securities Dealers Automated Quotation System against which the Global Growth Series has not written a stock call option and which has not been hedged by the Global Growth Series by the sale of stock index futures. However, if the Global Growth Series holds a call on the same index as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Global Growth Series in cash, Treasury bills or other high-grade, short-term obligations in a segregated account with its Custodian, it will not be subject to the requirements described in this paragraph.

OPTIONS TRANSACTIONS. A Series would normally purchase call options to attempt to hedge against an increase in the market value of the type of securities in which the Series may invest. A Series would ordinarily realize a gain if, during the options period, the value of such securities exceeds the sum of the exercise price, the premium paid and transaction costs; otherwise, the Series would realize a loss on the purchase of the call option. A Series may also write a put option, which can serve as a limited long hedge because increases in value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the option will be exercised, and the Series will be obligated to buy the security at more than its market value.

A Series would normally purchase put options to hedge against a decline in the market value of securities in its portfolio (protective puts). Gains and losses on the purchase of protective puts would tend to be offset by countervailing changes in the value of underlying Series' securities. A Series would ordinarily realize a gain if, during the option period, the value of the underlying securities decreases below the exercise price sufficiently to cover the premium and transaction costs; otherwise, a Series would realize a loss on the purchase of the put option. A Series may also write a call option, which can serve as a limited short hedge because decreases in value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Series will be obligated to sell the security at less than its market value.

RISKS OF TRANSACTIONS IN STOCK OPTIONS. Writing of options involves the risk that there will be no market in which to effect a closing transaction. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although a Series will generally write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. If a Series as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

RISKS OF OPTIONS ON INDEXES. A Series' purchase and sale of options on indexes will be subject to risks described above under "Risks of Transactions in Stock Options." In addition, the distinctive characteristics of options on indexes create certain risks that are not present with stock options.

Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Series will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of stock prices in the stock market generally or in an industry or market segment rather than movements in the price of a particular stock. Accordingly, successful use by a Series of options on indexes would be subject to a Subadviser's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, a Series would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in substantial losses to such Series. It is each Series' policy to purchase or write options only on indexes which include a number of stocks sufficient to minimize the likelihood of a trading halt in the index.

Trading in index options commenced in April 1983 with the S&P 100 option (formerly called the CBOE 100). Since that time a number of additional index option contracts have been introduced including options on industry indexes. Although the markets for certain index option contracts have developed rapidly, the markets for other index options are still relatively illiquid. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. A Series will not purchase or sell any index option contract unless and until, in the relevant Subadviser's opinion, the market for such options has developed sufficiently that the risk in connection with such transactions is no greater than the risk in connection with options on stocks.

SPECIAL RISKS OF WRITING CALLS ON INDEXES. Because exercises of index options are settled in cash, a call writer, such as a Series, cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. Global Growth Series will write call options on indexes only under the circumstances described under "Options on Securities and Securities Indexes."

Price movements in a Series' portfolio probably will not correlate precisely with movements in the level of the index and, therefore, a Series bears the risk that the price of the securities held by the Series may not increase as much as the index. In such event, a Series would bear a loss on the call which is not completely offset by movements in the price of its portfolio. It is also possible that the index may rise when a Series' portfolio of stocks does not rise. If this occurred, the relevant Series would experience a loss on the call which is not offset by an increase in the value of its portfolio and might also experience a loss in its portfolio. However, because the value of a diversified portfolio will, over time, tend to move in the same direction as the market, movements in the value of the Series' portfolio in the opposite direction as the market would be likely to occur for only a short period or to a small degree.


Unless a Series has other liquid assets which are sufficient to satisfy the exercise of a call, it would be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if such Series fails to anticipate an exercise, it may have to borrow (in amounts not exceeding 20% for Global Growth Series and International Value Series and 33 1/3% for International Growth Series of such Series' total assets) pending settlement of the sale of securities in its portfolio and would incur interest charges thereon.

When a Series has written a call on an index, there is also a risk that the market may decline between the time such Series has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time such Series is able to sell securities in its portfolio to generate cash to settle the exercise. As with stock options, a Series will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where a Series would be able to deliver the underlying securities in settlement, such Series may have to sell part of its stock portfolio in order to make settlement in cash, and the price of such stocks might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with index options than with stock options. For example, even if an index call which a Series has written is "covered" by an index call held by such Series with the same strike price, such Series will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the clearing corporation and the close of trading on the date the Series exercises the call it holds or the time such Series sells the call which in either case would occur no earlier than the day following the day the exercise notice was filed.

SPECIAL RISKS OF PURCHASING PUTS AND CALLS ON INDEXES. If a Series holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall out-of-the-money, such Series will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiple) to the assigned writer. Although such Series may be able to minimize this risk by withholding exercise instructions until just before the daily cut off time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cut off times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced. Global Growth Series will not write put options on indexes.

SPECIAL RISKS OF PURCHASING OTC OPTIONS. When a Series writes an OTC option, it generally will be able to close out the OTC option prior to its expiration only by entering into an offsetting purchase transaction with the dealer or counterparty with which the relevant Series originally wrote the OTC option. Any such cancellation, if agreed to, may require the relevant Series to pay a premium to the counterparty. While a Series will enter into OTC options only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with such Series, there can be no assurance that such Series will be able to liquidate an OTC option at a favorable price at any time prior to expiration. Until a Series is able to effect an offsetting purchase transaction with respect to a covered OTC call option that such Series has written, it will not be able to liquidate securities held as cover until the option expires or is exercised or different cover is substituted. Alternatively, a Series could write an OTC call option to, in effect, close an existing OTC call option or write an OTC put option to close its position on an OTC put option. However, the Series would remain exposed to each counterparty's credit risk on the put or call until such option is exercised or expires. There is no guarantee that a Series will be able to write put or call options, as the case may be, that would effectively close an existing position. In the event of default or insolvency of the counterparty, a Series may be unable to liquidate an OTC option.

In entering into OTC options, a Series will be exposed to the risk that the counterparty will default on, or be unable to fulfill, due to bankruptcy or otherwise, its obligation under the option. In such event, a Series may lose the benefit of the transaction. The value of an OTC option to a Series is dependent upon the financial viability of the counterparty. If a Series decides to enter into transactions in OTC options, the relevant Subadviser will take into account the credit quality of counterparties in order to limit the risk of default by the counterparty.

STOCK INDEX FUTURES. Global Growth Series may purchase and sell stock index futures which are traded on a commodities exchange or board of trade for certain hedging and risk management purposes in accordance with regulations of the Commodity Futures Trading Commission (CFTC). A stock index futures contract is an agreement in which one party agrees to deliver to another an amount of cash equal to a specific dollar amount times the difference between a specific stock index at the close of the last trading day of the contract and such index at the time the agreement is made. No physical delivery of the underlying stocks in the index is made.

The successful use of stock index futures contracts and options on indexes by the Global Growth Series depends upon its ability to predict the direction of the market underlying the index and is subject to various additional risks. The correlation between movements in the price of the stock index future and the price of the securities being hedged is imperfect and there is a risk that the value of the securities being hedged may increase or decrease at a greater rate than the related futures contract, resulting in losses to Global Growth Series. Certain futures exchanges or boards of trade have established daily limits on the amount that the price of a futures contract or related options may vary, either up or down, from the previous day's settlement price. These daily limits may restrict the Global Growth Series' ability to purchase or sell certain futures contracts or related options on any particular day. In addition, if Global Growth Series purchases futures to hedge against market advances before it can invest in common stock in an advantageous manner and the market declines, Global Growth Series might create a loss on the futures contract. In addition, the ability of Global Growth Series to close out a futures position or an option depends on a liquid secondary market. There is no assurance that liquid secondary markets will exist for any particular futures contract or option at any particular time.

Global Growth Series will engage in transactions in stock index futures contracts as a hedge against changes resulting from market conditions in the values of securities which are held in Global Growth Series' portfolio or which it intends to purchase. Global Growth Series will engage in such transactions when they are economically appropriate for the reduction of risks inherent in the ongoing management of Global Growth Series. The Global Growth Series may not purchase or sell stock index futures if, immediately thereafter, more than one-third of its net assets would be hedged and, in addition, except as described above in the case of a call written and held on the same index, will write call options on indexes or sell stock index futures only if the amount resulting from the multiplication of the then current level of the index (or indexes) upon which the option or future contract(s) is based, the applicable multiplier(s), and the number of futures or options contracts which would be outstanding, would not exceed one-third of the value of Global Growth Series' net assets. Global Growth Series also may not purchase or sell stock index futures for risk management purposes if, immediately thereafter, the sum of the amount of margin deposits on Global Growth Series' existing futures positions and premiums paid for such options would exceed 5% of the liquidation value of the Global Growth Series' total assets after taking into account unrealized profits and unrealized losses on any such contracts, provided, however, that in the case of an option that is in-the-money, the in-the-money amount may be excluded in computing such 5%. The above restriction does not apply to the purchase and sale of stock index futures for bona fide hedging purposes. In instances involving the purchase of stock index futures contracts by the Global Growth Series, an amount of cash, short-term U.S. Government securities or other high-grade short-term debt obligations, equal to the market value of the futures contracts, may be deposited in a segregated account with the Fund's Custodian and/or in a margin account with a broker to collateralize the position and thereby insure that the use of such futures is unleveraged.

Under regulations of the Commodity Exchange Act, investment companies registered under the 1940 Act, are exempt from the definition of "community pool operator," subject to compliance with certain conditions. The exemption is conditioned upon a requirement that all commodity futures or commodity options transactions constitute bona fide hedging transactions within the meaning of the CFTC's regulations. The Global Growth Series will use stock index futures and options on futures as described herein in a manner consistent with this requirement. The Global Growth Series may also enter into commodity futures or commodity options contracts for income enhancement and risk management purposes if the aggregate initial margin and option premiums do not exceed 5% of the liquidation value of Global Growth Series' total assets.

FOREIGN CURRENCY FORWARD CONTRACTS, OPTIONS AND FUTURES TRANSACTIONS

A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. There is no limitation on the value of forward contracts into which a Series may enter. However, a Series' transactions in forward contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of a forward contract with respect to specific receivables or payables of a Series generally arising in connection with the purchase or sale of its securities and accruals of interest or dividends receivable and Series expenses. Position hedging is the sale of a foreign currency with respect to security positions denominated or quoted in that currency. A Series may not position hedge with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of a forward contract) of securities, denominated or quoted in, or currently convertible into, such currency. A forward contract generally has no deposit requirements, and no commissions are charged for such trades.

A Series may enter into a forward contract to hedge against risk in the following circumstances: (1) during the time period when such Series contracts for the purchase or sale of a security denominated in a foreign currency, or (2) when such Series anticipates the receipt of dividends or interest payments in a foreign currency with respect to a security it holds. By entering into a forward contract in exchange for the purchase or sale of the amount of foreign currency involved in the underlying transaction for a fixed amount of dollars, such Series will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. Additionally, when a Series' Subadviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, such Series may enter into a forward contract, for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the securities of a Series denominated in such foreign currency. Further, a Series may enter into a forward contract in one foreign currency, or basket of currencies, to hedge against the decline or increase in value in another foreign currency. Use of a forward contract in different currency or basket of currencies for hedging against market movements in another currency magnifies the risk that movements in the price of the forward contract will not correlate or will correlate unfavorably with the foreign currency being hedged.

Forward currency contracts (1) are traded in an interbank market conducted directly between currency traders (typically commercial banks or other financial institutions) and their customers, (2) generally have no deposit requirements and (3) are typically consummated without payment of any commissions. Failure by a Series' counterparty to make or take delivery of the underlying currency at the maturity of a forward contract would result in a loss to such Series of any expected benefit of the transaction.

As is the case with futures contracts, purchasers and sellers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that offsetting closing transactions generally require negotiating directly with the counterparty to the forward contract. Thus, there can be no assurance that a Series will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, a Series might be unable to close out a forward currency contract at any time prior to maturity. In either event, such Series would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in the securities or currencies that are the subject of the hedge or to maintain cash or securities in a segregated account.

Each Series may also purchase and sell futures contracts on foreign currencies and groups of foreign currencies to protect against the effect of adverse changes on foreign currencies. A Series will engage in transactions in only those futures contracts and options thereon that are traded on a commodities exchange or a board of trade. A "sale" of a futures contract means the assumption of a contractual obligation to deliver the specified amount of foreign currency at a specified price in a specified future month. A "purchase" of a futures contract means the assumption of a contractual obligation to acquire the currency called for by the contract at a specified price in a specified future month. At the time a futures contract is purchased or sold, a Series must allocate cash or securities as a deposit payment (initial margin). Thereafter, the futures contract is valued daily, and the payment of "variation margin" may be required, meaning such Series will provide or receive cash that reflects any decline or increase as appropriate in the contract's value, a process known as "marking to market."

A Series may purchase and write put and call options on foreign currencies traded on securities exchanges or boards of trade (foreign and domestic) and OTC options for hedging purposes in a manner similar to that in which forward foreign currency exchange contracts and futures contracts on foreign currencies will be employed. Options on foreign currencies are similar to options on securities, except that a Series has the right to take or make delivery of a specified amount of foreign currency, rather than securities.

Generally, OTC foreign currency options used by a Series are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

If a Series' Subadviser anticipates purchasing a foreign security and also anticipates a rise in the value of the currency of such foreign security (thereby increasing the cost of such security), such Series may purchase call options or write put options on the foreign currency. A Series could also enter into a long forward contract or a long futures contract on such currency, or purchase a call option, or write a put option, on a currency futures contract. The use of such instruments could offset, at least partially, the effects of the adverse movements of currency exchange rates.

FOREIGN CURRENCY STRATEGIES--SPECIAL CONSIDERATIONS

A Series may use options on foreign currencies, futures contracts on foreign currencies, options on futures contracts on foreign currencies and forward currency contracts, to hedge against movements in the values of the foreign currencies in which such Series' securities are denominated. Such currency hedges can protect against price movements in a security that a Series owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

A Series might seek to hedge against changes in the value of a particular currency when no futures contract, forward contract or option involving that currency is available or one of such contracts is more expensive than certain other contracts. In such cases, a Series may hedge against price movements in that currency by entering into a contract on another currency or basket of currencies, the value of which such Series' Subadviser believes will have a positive correlation to the value of the currency being hedged. The risk that movements in the price of the contract will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

The value of most futures contracts, options on futures contracts, forward contracts and options on foreign currencies in the interbank market depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of futures contracts, forward contracts or options, a Series could be disadvantaged by dealing in the odd-lot market (generally consisting of transactions of less than $1 million) of the interbank market for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirements that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying currency markets that cannot be reflected in the markets for the futures contracts or options until they reopen.

Settlement of futures contracts, forward contracts and options involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Series might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

COVERED FORWARD CURRENCY CONTRACTS, FUTURES CONTRACTS AND OPTIONS

Transactions using forward currency contracts, futures contracts and options (other than options that the Series has purchased) expose a Series to an obligation to another party. A Series will not enter into any such transactions unless it owns either (1) an offsetting (covered) position in securities, currencies, or other options, forward currency contracts or futures contracts, or (2) liquid assets with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. The Series will comply with Commission guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid assets in a segregated account with its Custodian in the prescribed amount.

Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding forward currency contract, futures contract or option is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Series' assets to cover segregated accounts could impede portfolio management or the Series' ability to meet redemption requests or other current obligations.

LIMITATIONS ON PURCHASE AND SALE OF OPTIONS ON FOREIGN CURRENCIES AND FUTURES CONTRACTS ON FOREIGN CURRENCIES

Global Growth Series will not (1) write puts having aggregate exercise prices greater than 25% of total net assets; or (2) purchase (a) put options on currencies or futures contracts on foreign currencies or (b) call options on foreign currencies if, after any such purchase, the aggregate premiums paid for such options would exceed 10% of Global Growth Series' total net assets.

RISKS OF TRANSACTIONS IN OPTIONS ON FOREIGN CURRENCIES

An option position may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although a Series will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event it might not be possible to effect offsetting transactions in particular options, with the result that a Series would have to exercise its options in order to realize any profits and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying currencies acquired through the exercise of call options or upon the purchase of underlying currencies for the exercise of put options. If a Series as a covered call option writer is unable to effect an offsetting purchase transaction in a secondary market, it will not be able to sell the underlying currency until the option expires or it delivers the underlying currency upon exercise.

Reasons for the absence of a liquid secondary market on an options exchange include the following: (1) there may be insufficient trading interest in certain options; (2) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. The Series intend to purchase and sell only those options which are cleared by a clearinghouse whose facilities are considered to be adequate to handle the volume of options transactions.

RISKS OF OPTIONS ON FOREIGN CURRENCIES

Options on foreign currencies involve the currencies of two nations and, therefore, developments in either or both countries can affect the values of such options. These risks include government actions affecting currency valuation and the movements of currencies from one country to another. The quality of currency underlying option contracts represent odd lots in a market dominated by transactions between banks; this can mean extra transaction costs upon exercise. Options markets may be closed while round-the-clock interbank currency markets are open, which can create price and rate discrepancies.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS

There are several risks in connection with the use of futures contracts as a hedging device. Due to the imperfect correlation between the price of futures contracts and movements in the underlying currency or group of currencies, the price of a futures contract may move more or less than the price of the currencies being hedged. Therefore, a correct forecast of currency rates, market trends or international political trends by the Manager or a Subadviser may still not result in a successful hedging transaction.

Although a Series will purchase or sell futures contracts only on exchanges where there appears to be an adequate secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular contract or at any particular time. Accordingly, there can be no assurance that it will be possible, at any particular time, to close out a futures position. In the event a Series could not close out a futures position and the value of such position declined, such Series would be required to continue to make daily cash payments of variation margin. There is no guarantee that the price movements of the portfolio securities denominated in foreign currencies will, in fact, correlate with the price movements in the futures contracts and thus provide an offset to losses on a futures contract. Currently, futures contracts are available on the Australian Dollar, British Pound, Canadian Dollar, Japanese Yen, Swiss Franc, Deutsche Mark and Euro.

Under regulations of the Commodity Exchange Act, investment companies registered under the 1940 Act are exempt from the definition of "commodity pool operator," subject to compliance with certain conditions. The exemption is conditioned upon a requirement that all of the Series' futures or options on futures transactions constitute bona fide hedging transactions within the meaning of the CFTC's regulations. The Series will use currency futures and options on futures in a manner consistent with this requirement. The Series may also enter into futures or related options contracts for income enhancement and risk management purposes if the aggregate initial margin and option premiums do not exceed 5% of the liquidation value of the relevant Series' total assets.

Successful use of futures contracts by a Series is also subject to the ability of such Series' Manager or Subadviser to predict correctly movements in the direction of markets and other factors affecting currencies generally. For example, if a Series has hedged against the possibility of an increase in the price of securities in its portfolio and the price of such securities increases instead, such Series will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if such Series has insufficient cash to meet daily variation margin requirements, it may need to sell securities to meet such requirements. Such sales of securities will not necessarily be at increased prices that reflect the rising market. A Series may have to sell securities at a time when it is disadvantageous to do so.

The hours of trading of futures contracts may not conform to the hours during which a Series may trade the underlying securities. To the extent that the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.

OPTIONS ON FUTURES CONTRACTS

An option on a futures contract gives the purchaser the right, but not the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. Currently options can be purchased or written with respect to futures contracts on the Australian Dollar, British Pound, Canadian Dollar, Japanese Yen, Swiss Franc, Deutsche Mark and Euro.

The holder or writer of an option may close out its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such close out transactions can be effected.

OTHER INVESTMENT TECHNIQUES

Each Series may take advantage of opportunities in the area of options and futures contracts and any other derivative instruments that are not presently contemplated for use by it or that are not currently available but that may be developed, to the extent such opportunities are both consistent with its investment objective and legally permissible for it.


SWAP AGREEMENTS

Each Series may enter into swaps, including equity swaps. In an equity swap, payments on one or both sides are linked to the performance of equities or an equity index. Equity swaps are normally used to (1) initiate and maintain cross-border equity exposures either in an index or a specific stock portfolio;
(2) temporarily eliminate exposure to an equity portfolio without disturbing the underlying equity position; or (3) increase, reduce or eliminate market exposure to a single issue or a narrow stock portfolio or obtain greater diversification for a limited period of time without disturbing an underlying position.

Most swap agreements entered into by each Series would calculate the obligations of the parties to the agreement on a "net basis." Consequently, each Series' current obligations (or rights) under a swap agreements will generally be equal only to the net amount to be paid or received under the agreement based on the relative value of the positions held by each party to the agreement (the "net amount"). Each Series' current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Series) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of liquid assets to avoid any potential leveraging. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of each Series' investment restriction concerning senior securities. Each Series will limit its investments in swap agreements such that the net amount owed or to be received under existing contracts with any single party will not exceed 5% of each Series' assets.

Whether each Series' use of swap agreements will be successful in furthering its investment objective will depend on each Series' investment adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, each Series bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

Each Series will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of each Series' repurchase agreement guidelines). Certain restrictions imposed on each Series by the Internal Revenue Code may limit each Series' ability to use swap agreements. The swaps market is a relatively new market and certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC. It is possible that developments in the swaps market, including potential government regulation, could adversely affect each Series' ability to terminate existing swap agreements or to realize amounts to be received under such agreements.


SEGREGATED ASSETS

The Fund segregates with its Custodian, cash, U.S. Government securities, equity securities (including foreign securities), debt securities or other liquid, unencumbered assets equal in value to its obligations in respect of potentially leveraged transactions. These include when-issued and delayed delivery securities, futures contracts, written options and options on futures contracts (unless otherwise covered). If collateralized or otherwise covered, in accordance with Commission guidelines, these will not be deemed to be senior securities. The assets segregated will be marked-to-market daily.

                             INVESTMENT RESTRICTIONS

The following restrictions are fundamental policies. Fundamental policies are those that cannot be changed without the approval of the holders of a majority of the Series outstanding voting securities. A "majority of the Series outstanding voting securities" when used in this SAI, means the lesser of (1) 67% or more of the voting shares of the Series represented at a meeting at which more than 50% of the outstanding voting shares of the Series are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the Series.

Each Series may not:

(1) Issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act Laws, Interpretations and Exemptions. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing and collateral arrangements with respect thereto, and obligations of the Series to Directors pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

(2) Purchase the securities of any issuer if, as a result, the Series would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as each may be amended from time to time except to the extent that the Series may be permitted to do so by exemptive order, Commission release, no-action letter or similar relief or interpretations (collectively, the 1940 Act Laws, Interpretations and Exemptions).

(3) Purchase any security if as a result 25% or more of the Series' total assets would be invested in the securities of issuers having their principal business activities in the same industry, except for temporary defensive purposes, and except that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

(4) Buy or sell physical commodities or contracts involving physical commodities. The Series may purchase and sell (a) derivative, hedging and similar instruments such as financial futures contracts and options thereon, and
(b) securities or instruments backed by, or the return from which is linked to, physical commodities or currencies, such as forward currency exchange contracts, and the Series may exercise rights relating to such instruments, including the right to enforce security interests and to hold physical commodities and contracts involving physical commodities acquired as a result of the Series' ownership of instruments supported or secured thereby until they can be liquidated in an orderly manner.

(5) Buy or sell real estate, except that investment in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that the Series may exercise rights relating to the securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

(6) Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

The Series may make loans, including loans of assets of the Series, repurchase agreements, trade claims, loan participations or similar investments, or as permitted by the 1940 Act Laws, Interpretations and Exemptions. The acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or instruments similar to any of the foregoing will not be considered the making of a loan, and is permitted if consistent with the Series' investment objective.


Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Series' assets, it is intended that, if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total asset values will not be considered a violation of such policy. However, if the Series' asset coverage for borrowings permitted by Investment Restriction 1 falls below 300%, the Series will take prompt action to reduce its borrowings, as required by the 1940 Act Laws, Interpretations and Exemptions.

For purposes of Investment Restriction 2, the Series will currently not purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result, with respect to 75% of the Series' total assets, (a) more than 5% of the Series' total assets (determined at the time of investment) would be invested in securities of a single issuer and (b) the Series would own more than 10% of the outstanding voting securities of any single issuer.

For purposes of Investment Restriction 3, the Series relies on Standard & Poor's Global Industry Classification Standard, in determining industry classification. The Series' reliance on this classification system is not a fundamental policy of the Series and, therefore, can be changed without shareholder approval.


Although not fundamental, the Series' have the following investment restrictions.

Each Series may not:

(1) Make investments for the purpose of exercising control or management.

(2) Invest in securities of other investment companies, except that (a) subject to certain restrictions, the Series may purchase securities of other investment companies in the open market involving customary brokerage commissions and (b) pursuant to a Commission exemptive order, the Series may invest up to 25% of its net assets in shares of an affiliated mutual fund, subject to the 1940 Act Laws, Interpretations and Exemptions.


In addition, Global Growth Series may not:


Purchase warrants if as a result the Series would then have more than 5% of its total assets (taken at current value) invested in warrants.


                             MANAGEMENT OF THE FUND

Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be "interested persons" of the Fund as defined in the 1940 Act, are referred to as "Independent Directors". Directors who are deemed to be "interested persons" of the Fund are referred to as "Interested Directors". "Fund Complex" consists of the Fund and any other investment companies managed by PI.

                              INDEPENDENT DIRECTORS



                                                                                             NUMBER OF
                                                                                             PORTFOLIOS IN
                                        TERM OF                                              FUND
                            POSITION    OFFICE*** AND                                        COMPLEX          OTHER DIRECTORSHIPS
                            WITH THE    LENGTH OF      PRINCIPAL OCCUPATIONS DURING PAST     OVERSEEN BY      HELD BY THE
NAME, ADDRESS** AND AGE     FUND        TIME SERVED    FIVE YEARS                            DIRECTOR         DIRECTOR****
-----------------------     --------    -------------  ---------------------------------     -------------    --------------------
Delayne Dedrick Gold (64)   Director    Since 1984     Marketing Consultant.                        89                  --

Robert E. La Blanc (68)     Director    Since 1984     President (since 1981) of Robert E.          74        Director of Storage
                                                       La Blanc Associates, Inc.                              Technology Corporation
                                                       (telecommunications); formerly                         (technology) (since
                                                       General Partner at Salomon Brothers                    1979), Chartered
                                                       and Vice-Chairman of Continental                       Semiconductor
                                                       Telecom; Trustee of Manhattan College.                 Manufacturing, Ltd.
                                                                                                              (Singapore) (since
                                                                                                              1998), Titan
                                                                                                              Corporation
                                                                                                              (electronics) (since
                                                                                                              1995), Computer
                                                                                                              Associates
                                                                                                              International, Inc.
                                                                                                              (software company)
                                                                                                              (since 2002); Director
                                                                                                              (since 1999) of First
                                                                                                              Financial Fund, Inc.
                                                                                                              and Director (since
                                                                                                              April 1999) of The
                                                                                                              High Yield Plus
                                                                                                              Fund, Inc.

Robin B. Smith (63)         Director    Since 1996     Chairman and Chief Executive Officer         69        Director of BellSouth
                                                       (since August 1996) of Publishers                      Corporation (since
                                                       Clearing House (direct marketing),                     1992), and Kmart
                                                       formerly President and Chief                           Corporation (retail)
                                                       Executive Officer (January                             (since 1996).
                                                       1988-August 1996) of Publishers
                                                       Clearing House.

Stephen Stoneburn (59)      Director    Since 1996     President and Chief Executive Officer        74                  --
                                                       (since June 1996) of Quadrant Media
                                                       Corp. (a publishing company);
                                                       formerly President (June 1995-June
                                                       1996) of Argus Integrated
                                                       Media, Inc.; Senior Vice President
                                                       and Managing Director (January
                                                       1993-1995) of Cowles Business Media
                                                       and Senior Vice President of
                                                       Fairchild Publications, Inc

                                      B-20

                                                       (1975-1989).
Nancy H. Teeters (72)       Director    Since 1996     Economist; formerly Vice President           72                  --
                                                       and Chief Economist of International
                                                       Business Machines Corporation;
                                                       formerly Director of Inland Steel
                                                       Industries (July 1984-1999); formerly
                                                       Governor of The Federal Reserve
                                                       (September 1978-June 1984).

Clay T. Whitehead (64)      Director    Since 1984     President (since 1983) of National           91        Director (since 2000)
                                                       Exchange Inc. (new business                            of First Financial
                                                       development firm).                                     Fund, Inc. and
                                                                                                              Director (since 2000)
                                                                                                              of The High Yield Plus
                                                                                                              Fund, Inc.



                              INTERESTED DIRECTORS



                                                                                             NUMBER OF
                                                                                             PORTFOLIOS IN
                                        TERM OF                                              FUND
                            POSITION    OFFICE*** AND                                        COMPLEX          OTHER DIRECTORSHIPS
                            WITH THE    LENGTH OF      PRINCIPAL OCCUPATIONS DURING PAST     OVERSEEN BY      HELD BY THE
NAME, ADDRESS** AND AGE     FUND        TIME SERVED    FIVE YEARS                            DIRECTOR         DIRECTOR****
-----------------------     --------    -------------  ---------------------------------     -------------    --------------------
*Robert F. Gunia (56)       Director    Since 1996     Executive Vice President and Chief           112       Vice President and
                            and Vice                   Administrative Officer (since June                     Director (since May
                            President                  1999) of PI; Executive Vice President                  1989) of The Asia
                                                       and Treasurer (since January 1996) of                  Pacific Fund, Inc.
                                                       PI; President (since April 1999) of
                                                       Prudential Investment Management
                                                       Services LLC (PIMS); Corporate Vice
                                                       President (since September 1997) of
                                                       The Prudential Insurance Company of
                                                       America (Prudential); formerly Senior
                                                       Vice President (March 1987-May 1999)
                                                       of Prudential Securities Incorporated
                                                       (PSI); formerly Chief Administrative
                                                       Officer (July 1989-September 1996),
                                                       Director (January 1989-September 1996)
                                                       and Executive Vice President,
                                                       Treasurer and Chief Financial Officer
                                                       (June 1987-December 1996) of
                                                       Prudential Mutual Fund Management,
                                                       Inc. (PMF); Vice President and
                                                       Director (since May, 1992) of
                                                       Nicholas-Applegate Fund, Inc.

*David R. Odenath, Jr.(45)  Director    Since 1999     President, Chief Executive Officer and       115                --
                            and                        Chief Operating Officer (since June
                            President                  1999) of PI; Senior Vice President
                                                       (since June 1999) of
                                                       Prudential; formerly
                                                       Senior Vice President
                                                       (August 1993-May 1999)
                                                       of PaineWebber Group,
                                                       Inc.

*Judy A. Rice (54)          Director    Since 2000     Executive Vice President (since 1999)        111                --
                            and Vice                   of PI; formerly various positions to
                            President                  Senior Vice President (1992-1999) of
                                                       Prudential Securities; and various
                                                       positions to Managing Director
                                                       (1975-1992)

                                      B-21

                                                       of Salomon Smith Barney;
                                                       Member of Board of Governors of the
                                                       Money Management Institute; Member of
                                                       the Prudential Securities Operating
                                                       Council and a Member of the Board of
                                                       Directors for the National Association
                                                       for Variable Annuities.



Information pertaining to the Officers of the Funds who are not also Directors is set forth below.

                                    OFFICERS



                                                         TERM OF
                                                         OFFICE*** AND
                                                         LENGTH OF
NAME, ADDRESS** AND AGE          POSITION WITH FUND      TIME SERVED    PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
-----------------------          ------------------      -------------  --------------------------------------------
Grace C. Torres (43)             Treasurer and Principal Since 1995     Senior Vice President (since January 2000) of PI; formerly
                                 Financial and                          First Vice President (December 1996-January 2000) of PI and
                                 Accounting Officer                     First Vice President (March 1993-1999) of Prudential
                                                                        Securities.

Jonathan D. Shain (44)           Secretary               Since 2001     Vice President and Corporate Counsel (since August 1998) of
                                                                        Prudential; formerly Attorney with Fleet Bank, N.A.
                                                                        (January 1997-July 1998) and Associate Counsel (August
                                                                        1994-January 1997) of New York Life Insurance Company.

Marguerite E. H. Morrison (46)   Assistant Secretary     Since 2002     Vice President and Chief Legal Officer-Mutual Funds and
                                                                        Unit Investment Trusts (since August 2000) of Prudential;
                                                                        Senior Vice President and Assistant Secretary (since
                                                                        February 2001) of PI; Vice President and Assistant
                                                                        Secretary of PIMS (since October 2001), previously Vice
                                                                        President and Associate General Counsel (December
                                                                        1996-February 2001) of PI and Vice President and Associate
                                                                        General Counsel (September 1987-September 1996) of
                                                                        Prudential Securities.

Maryanne Ryan (38)               Anti-Money Laundering   Since 2002     Vice President, Prudential (since November 1998) and First
                                 Compliance Officer                     Vice President, Prudential Securities (March 1997-May 1998).



* "Interested" Director, as defined in the 1940 Act, by reason of employment with the Manager (PI), the Subadviser (Bank of Ireland Asset Management (U.S.) Limited or Jennison Associates LLC) or the Distributor (Prudential Investment Management Services LLC or PIMS).

** Unless otherwise noted, the address of the Directors and Officers is c/o:
Prudential Investments LLC, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102.

*** There is no set term of office for Directors and Officers. The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows the number of years for which they have served as Director and/or Officer.

**** This column includes only directorships of companies required to register or file reports with the Commission under the Securities Exchange Act of 1934 (that is, "public companies") or other investment companies registered under the 1940 Act.



The Fund has Directors who, in addition to overseeing the actions of the Fund's Manager, Subadvisers and Distributor, decide upon matters of general policy in accordance with the laws of the State of Maryland and the 1940 Act. In addition to their functions set forth under "Investment Advisory and Other Services--Manager and Investment Adviser" and "Principal Underwriter, Distributor and Rule 12b-1 Plans", the Directors also review the actions of the Fund's Officers, who conduct and supervise the daily business operations of the Fund. Pursuant to the Fund's Articles of Incorporation, the Directors may contract for advisory and management services for the Fund or for any of its Series (or class thereof). Any such contract may permit the Manager to delegate certain or all of its duties under such contracts to qualified investment advisers and administrators.

Directors and Officers of the Fund are also directors, trustees and officers of some or all of the other investment companies advised by the Fund's Manager and distributed by PIMS.

Pursuant to a Management Agreement with the Fund, the Manager pays all compensation of Officers and employees of the Fund as well as the fees and expenses of all Interested Directors of the Fund.

                            STANDING BOARD COMMITTEES

The Board of Directors has established two standing committees in connection with the governance of the Fund--Audit and Nominating.

The Audit Committee consists of all of the Independent Directors. The responsibilities of the Audit Committee are to assist the Board of Directors in overseeing the Fund's independent accountants, accounting policies and procedures, and other areas relating to the Fund's auditing processes. The scope of the Audit Committee's responsibility is oversight. It is management's responsibility to maintain appropriate systems for accounting and internal control and the independent accountants' responsibility to plan and carry out a proper audit. The Audit Committee met four times during the fiscal year ended October 31, 2002.

The Nominating Committee consists of all of the Independent Directors. This committee interviews and recommends to the Board persons to be nominated for election as Directors by the Fund's shareholders and selects and proposes nominees for election by the Board between annual meetings. This committee does not normally consider candidates proposed by shareholders for election as Directors. The Nominating Committee also reviews the independence of Directors serving on the Board and recommends to the Board Independent Directors to be selected for membership on Board committees. The Nominating Committee reviews each Director's investment in the Fund, matters relating to Director compensation and expenses and compliance with the Fund's retirement policy. The Nominating Committee did not meet during the fiscal year ended October 31, 2002.

In addition to the two standing committees of the Fund, the Board of Directors has also approved Director participation in an Executive Committee designed to coordinate the governance of all of the mutual funds in the Prudential mutual fund complex. The role of the Executive Committee is solely advisory and consultative, without derogation of any of the duties or responsibilities of the Board of Directors. The following Independent Directors serve on the Executive
Committee: Robert E. La Blanc and Clay T. Whitehead. Independent Directors from other funds in the Prudential mutual fund complex also serve on the Executive Committee. The responsibilities of the Executive Committee include: facilitating communication and coordination between the Independent Directors and fund management on issues that affect more than one fund; serving as a liaison between the Boards of Directors/Trustees of funds and fund management; developing, in consultation with outside counsel and management, draft agendas for Board meetings; reviewing and recommending changes to Board practices generally and monitoring and supervising the performance of legal counsel to the funds generally and the Independent Directors.

The Fund pays each of its Independent Directors annual compensation in addition to certain out-of-pocket expenses. Directors who serve on the Committees may receive additional compensation. The amount of compensation paid to each Independent Director may change as a result of the introduction of additional funds upon whose Boards the Directors may be asked to serve.

Independent Directors may defer receipt of their Directors' fees pursuant to a deferred fee agreement with the Fund. Under the terms of such agreement, the Fund accrues deferred Directors' fees daily, which, in turn, accrues interest at a rate equivalent to the prevailing rate of 90-day U.S. Treasury bills at the beginning of each calendar quarter or, at the daily rate of return of any Prudential mutual fund chosen by the Director. The Fund's obligation to make payments of deferred Directors' fees, together with interest thereon is a general obligation of the Fund.

The Fund has no retirement or pension plan for its Directors.

The following table sets forth the aggregate compensation paid by the Fund for the fiscal year ended October 31, 2002 to the Independent Directors. The table also shows aggregate compensation paid to those Directors for service on the Fund's Board and the Board of any other investment company in the Fund Complex, for the calendar year ended December 31, 2001.

                               COMPENSATION TABLE

                                       AGGREGATE COMPENSATION       TOTAL 2001 COMPENSATION FROM FUND AND FUND
NAME AND POSITION                            FROM FUND                 COMPLEX PAID TO INDEPENDENT DIRECTORS
-----------------                      ----------------------       ------------------------------------------
Delayne Dedrick Gold -- Director              $ 4,609                            $ 173,000 (37/89)*
Robert E. La Blanc -- Director                $ 4,475                            $ 115,333 (18/74)*
Robin B. Smith -- Director**                  $ 4,491                            $ 114,500 (26/69)*
Stephen Stoneburn -- Director                 $ 4,609                            $ 110,332 (18/74)*
Nancy H. Teeters -- Director                  $ 4,675                            $ 118,000 (25/72)*
Clay T. Whitehead -- Director                 $ 4,475                            $ 173,000 (30/91)*



* Indicates number of funds/portfolios in Fund Complex (including the Fund) to which aggregate compensation relates.

** Although the last column shows the total amount paid to Directors from the Fund Complex during the calendar year ended December 31, 2001, such compensation was deferred at the election of this Director, in total or in part, under the Fund's deferred fee agreement. Including accrued interest on amounts deferred through December 31, 2001, the total amount of deferred compensation for the year amounted to $80,106 for Robin B. Smith.



Directors and Officers who are interested do not receive compensation from the Funds or any fund in the Fund Complex and therefore are not shown in the Compensation Table.

The following table sets forth the dollar range of equity securities in the Fund beneficially owned by a Director, and, on an aggregate basis, in all registered investment companies overseen by a Director in the Fund Complex as of December 31, 2001.

                         DIRECTOR SHARE OWNERSHIP TABLE

                              INDEPENDENT DIRECTORS



                                                                                  AGGREGATE DOLLAR RANGE OF EQUITY
                                                                              SECURITIES IN ALL REGISTERED INVESTMENT
                                         DOLLAR RANGE OF EQUITY SECURITIES       COMPANIES OVERSEEN BY DIRECTOR IN
NAME OF DIRECTOR                              IN EACH OF THE SERIES                         FUND COMPLEX
----------------                         ---------------------------------    ---------------------------------------
Delayne Dedrick Gold                                                                          Over $100,000
  Global Growth Series                            $10,001-$50,000
Robert E. La Blanc                                                                            Over $100,000
  Global Growth Series - CL A                     $10,001-$50,000
  International Value Series - CL A                 $1-$10,000
Robin B. Smith                                                                                Over $100,000
  Global Growth Series                              $1-$10,000
  International Value Series                      $10,001-$50,000
  International Growth Series                       $1-$10,000
Stephen Stoneburn                                                                             Over $100,000
  Global Growth Series                            $10,001-$50,000
Nancy H. Teeters                                        --                                      $1-$10,000
Clay T. Whitehead                                                                            $50,001-$100,000
  International Growth Series                     $10,001-$50,000



                              INTERESTED DIRECTORS



                                                                                  AGGREGATE DOLLAR RANGE OF EQUITY
                                                                              SECURITIES IN ALL REGISTERED INVESTMENT
                                         DOLLAR RANGE OF EQUITY SECURITIES       COMPANIES OVERSEEN BY DIRECTOR IN
NAME OF DIRECTOR                              IN EACH OF THE SERIES                         FUND COMPLEX
----------------                         ---------------------------------    ---------------------------------------
Robert F. Gunia                                     $1-$10,000                             Over $100,000
  Global Growth Series - CL A                     $10,001-$50,000

                                      B-24

  Global Growth Series - CL Z                     $10,001-$50,000
  International Value Series - CL Z
David R. Odenath, Jr.                                                                      Over $100,000
  International Value Series                         $1-$10,000
Judy A. Rice                                                                               Over $100,000
  International Value Series - CL Z                  $1-$10,000



The following table sets forth information regarding each class of securities owned beneficially or of record by each Independent Director, and his/her immediate family members, in an investment adviser or principal underwriter of the Fund or a person (other than a registered investment company) directly or indirectly "controlling", "controlled by", or "under common control with" (within the meaning of the 1940 Act) an investment adviser or principal underwriter of the Fund as of December 31, 2001.



                                   NAME OF OWNERS AND                       TITLE OF     VALUE OF      PERCENT OF
NAME OF DIRECTOR                RELATIONSHIPS TO DIRECTOR      COMPANY       CLASS      SECURITIES        CLASS
----------------                -------------------------      -------       -----      ----------        -----
Delayne Dedrick Gold                       --                     --           --           --             --
Robert E. La Blanc                         --                     --           --           --             --
Robin B. Smith                             --                     --           --           --             --
Stephen Stoneburn                          --                     --           --           --             --
Nancy H. Teeters                           --                     --           --           --             --
Clay T. Whitehead                          --                     --           --           --             --



               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of December 13, 2002, the Directors and Officers of the Fund, as a group, beneficially owned less than 1% of the outstanding shares of Common Stock of the Fund.

As of December 13, 2002, the beneficial owners, directly or indirectly, of more than 5% of the outstanding Common Stock of the Fund were:



NAME                                ADDRESS                           SERIES / CLASS                NUMBER OF SHARES / % OF CLASS
----------------------------------  --------------------------------- ----------------------------- --------------------------------
ING Reliastar Attn: Jill Barth;     151 Farmington Ave, Hartford CT   Global Growth / C                 94,981 / 7.4%
Conveyer TN41                       06156

MCB Trust Services, Custodial FBO   700 17th Street, Suite 300,       Global Growth / C               180,338 / 14.0%
Coremet Trading Inc.; PS Plan       Denver CO 80202

Prudential Retirement Services,     PO Box 15040, New Brunswick NJ    Global Growth /Z              1,583,856 / 49.3%
Nominee for Trustee Plan W68700,    08906
Prudential Securities Inc.

Prudential Retirement Services,     PO Box 5310, Scranton PA 18505    Global Growth /Z                408,264 / 12.7%
Administrator for Plan S300334,
Integrated Defense Technologic

Prudential Retirement Services,     PO Box 15040, New Brunswick NJ    Global Growth /Z                351,017 / 10.9%
Nominee for Trustee Plan 5703,      08906
Global Imaging Systems Inc. 401K

Prudential Retirement Services,     PO Box 5310, Scranton PA 18505    International Value / Z       7,016,617 / 37.0%
Administrator for Plan S300065,
Prudential Trust

Prudential Retirement Services,     30 Ed Preate Drive, Scranton PA   International Value / Z       2,415,697 / 12.7%
Administrator for Plan 6742, Rite   18507
Aid Corp.

Blair A. Boyer, Elizabeth J.        76 Susan Dr, Chatham NJ 07928     International Growth / A        319,135 / 6.4%

                                      B-25

Boyer; JT TEN                       07928

Byrd & Co                           123 S. Broad Street-PA 4903,      International Growth / Z        683,828 / 41.4%
                                    Philadelphia PA 19109



As of December 13, 2002, Prudential Securities Incorporated (PSI) was the record holder for other beneficial owners of the following:



SERIES/CLASS                             NUMBER OF SHARES / % OF CLASS
------------                             -----------------------------
Global Growth/A                                12,679,492 / 57.9%
Global Growth/B                                 3,197,882 / 46.4%
Global Growth/C                                   366,142 / 28.4%
Global Growth/Z                                 3,062,184 / 95.4%
International Value/A                           2,085,649 / 73.9%
International Value/B                           1,904,828 / 71.7%
International Value/C                             361,633 / 67.5%
International Value/Z                          18,251,677 / 96.2%
International Growth/A                          3,078,691 / 61.3%
International Growth/B                          6,375,114 / 64.5%
International Growth/C                          3,109,960 / 86.7%
International Growth/Z                            831,393 / 50.3%



                     INVESTMENT ADVISORY AND OTHER SERVICES

(a) MANAGER AND INVESTMENT ADVISER

The Manager of the Fund is Prudential Investments LLC (PI or the Manager), 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. The Manager serves as manager to all of the other investment companies that, together with the Fund, comprise the Prudential mutual funds. See "How the Series is Managed-Manager" in each Series' the Prospectus. As of June 30, 2002, PI served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as the administrator to closed-end investment companies, with aggregate assets of approximately $93.07 billion.

PI is a wholly owned subsidiary of PIFM Holdco, Inc., which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential). Prudential Mutual Fund Services LLC (the Transfer Agent or PMFS), an affiliate of the Manager, serves as the transfer agent and dividend-disbursing agent for the Prudential mutual funds and, in addition, provides customer service, recordkeeping and management and administrative services to qualified plans.

Pursuant to a Management Agreement with the Fund on behalf of each Series (the Management Agreement), the Manager, subject to the supervision of the Fund's Board of Directors and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolios, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, the Manager is obligated to keep certain books and records of the Fund. PI is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Fund. PI will continue to have responsibility for all investment advisory services performed pursuant to any such subadvisory agreements.

PI will review the performance of any subadvisers and make recommendations to the Board of Directors with respect to the retention of the subadvisers, and the renewal of any subadvisory agreements. PI also administers the Fund's corporate affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank & Trust Company, the Fund's Custodian, and PMFS. The management services of PI for the Fund are not exclusive under the terms of the Management Agreement and PI is free to, and does, render management services to others.

For its services, PI receives, pursuant to the Management Agreement, a fee at an annual rate of .75% of Global Growth Series' average daily net assets; .85 of 1% of International Growth Series' average daily net assets up to and including $300 million, .75 of 1% of the average daily net assets in excess of $300 million up to and including $1.5 billion and .70 of 1% of the average daily assets over $1.5 billion; and 1.00% of International Value Series' average daily net assets to $300 million and .95 of 1% of International Value Series' average daily net assets in excess of $300 million. The fee is computed daily and payable monthly. The Management Agreement also provides that, in the event the expenses of a Series (including the fees of PI, but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of a Series' business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which a Series' shares are qualified for offer and sale, the compensation due to PI will be reduced by the amount of such excess. Reductions in excess of the total compensation payable to PI will be paid by PI to the Fund. Currently, each Series believes that there are no such expense limitations.

In connection with its management of the corporate affairs of the Fund, PI bears the following expenses:

(1) the salaries and expenses of all personnel of the Fund and the Manager, except the fees and expenses of Independent Directors;

(2) all expenses incurred by the Manager or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund, as described below; and

(3) the costs and expenses payable to any Subadviser pursuant to any subadvisory agreement between the Manager and a Subadviser.

Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses; (1) the fee payable to the Manager, (2) the fees and expenses of Independent Directors, (3) the fees and certain expenses of its Custodian and Transfer Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares, (4) the charges and expenses of its legal counsel and independent accountants, (5) brokerage commissions, if any, and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (6) all taxes and corporate fees payable by the Fund to governmental agencies, (7) the fees of any trade association of which it is a member, (8) the cost of stock certificates representing its shares, (9) the cost of fidelity and liability insurance, (10) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the Commission, including the preparation and printing of its registration statements and prospectuses for such purposes, and the fees and expenses of registration and notice filings made in accordance with state securities laws,
(11) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing report, proxy statements and prospectuses to shareholders, (12) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of its business, and (13) distribution and service fees.

Each Management Agreement also provides that the Manager will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

Each Management Agreement provides that it will terminate automatically if assigned (as defined in the 1940 Act), and that it may be terminated without penalty by either party upon not more than 60 days' or less than 30 days' written notice. The Management Agreement provides that it will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

For the fiscal years ended October 31, 2002, 2001 and 2000, PI received management fees of $3,366,801, 4,664,878 and $6,502,580, respectively, from Global Growth Series.

For the fiscal years ended October 31, 2002, 2001 and 2000, PI received management fees of $4,116,269, 5,088,917 and $5,524,090, respectively, from International Value Series.

For the fiscal years ended October 31, 2002, 2001 and the fiscal period March 1, 2000 through October 31, 2000, PI received management fees of $865,984, 1,617,604 and $1,874,203, respectively, from International Growth Series.

GLOBAL GROWTH SERIES. PI has entered into a Subadvisory Agreement with Jennison Associates LLC (Jennison). Jennison furnishes investment advisory services in connection with the management of the Global Growth Series. In connection therewith, Jennison is obligated to keep certain books and records of the Global Growth Series. PI continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises Jennison's performance of such services. Jennison is paid by PI at an annual rate in the amount of .375% of the Global Growth Series' average daily net assets.

INTERNATIONAL VALUE SERIES. PI has entered into a Subadvisory Agreement with Bank of Ireland Asset Management (U.S.) Limited (BIAM (U.S.) Limited). BIAM (U.S.) Limited furnishes investment advisory services in connection with the management of the International Value Series. In connection therewith, BIAM (U.S.) Limited is obligated to keep certain books and records of the International Value Series. PI continues to have responsibility for all investment advisory services pursuant to the Management

Agreement and supervises BIAM (U.S.) Limited's performance of such services. BIAM (U.S.) Limited is paid by PI at an annual rate of .45% of the average daily net assets of the International Value Series up to and including $50 million, ..40% of the average daily net assets of the International Value Series on the next $50 million, .30% of the average daily net assets of the International Value Series on the next $500 million, .28% of the average daily net assets of the International Value Series on the next $200 million, and .27% of the average daily net assets of the International Value Series over $800 million.

INTERNATIONAL GROWTH SERIES. PI has entered into a Subadvisory Agreement with Jennison. Jennison furnishes investment advisory services in connection with the management of the International Growth Series. In connection therewith, Jennison is obligated to keep certain books and records of the International Growth Series. PI continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises Jennison's performance of such services. Jennison is paid by PI at an annual rate of .60% of the average daily net assets of the International Growth Series up to and including $300 million, .50% of the average daily net assets of the International Growth Series in excess of $300 million and up to and including $1.5 billion, and .45% of the International Growth Series ' average daily net assets over $1.5 billion

Each Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. Each Subadvisory Agreement may be terminated by the Fund, PI or the Adviser upon not more than 60 days' nor less than 30 days' written notice. Each Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved by the Board of Directors at least annually in accordance with the requirements of the 1940 Act. As discussed each Series' Prospectus, PI employs Subadvisers under a "manager-of-managers" structure that allows PI to replace the investment adviser or amend the Subadvisory Agreement without seeking shareholder approval.

(b) MATTERS CONSIDERED BY THE BOARD

The Management and Subadvisory Agreements were last approved by the Board of Directors, including all of the Independent Directors on May 22, 2002 at a meeting called for that purpose. In approving the Management and Subadvisory Agreements, the Board primarily considered, with respect to each Series, the nature and quality of the services provided under the Agreements and the overall fairness of the Agreements to each Series. The Board requested and evaluated reports from the Manager and the Subadvisers that addressed specific factors designed to inform the Board's consideration of these and other issues.

With respect to the nature and quality of the services provided by the Manager and the Subadvisers, respectively, the Board considered the performance of each Series in comparison to relevant market indices and the performance of a peer group of investment companies pursuing broadly similar strategies, and reviewed reports prepared by an unaffiliated organization applying various statistical and financial measures of fund performance compared to such indices and peer groups of funds. The Board also evaluated the division of responsibilities among the Manager and its affiliates, and the capabilities of the personnel providing services. The Board also considered the quality of brokerage execution provided by the Manager and Subadvisers. The Board reviewed the Manager's and the Subadvisers' use of brokers or dealers in fund transactions that provided research and other services to them, and the benefits derived by each Series from such services. The Board also considered the Manager's and the Subadvisers' positive compliance history, as neither the Manager nor the Subadviser has been subject to any significant compliance problems.

With respect to the overall fairness of the Management and Subadvisory Agreements, the Board primarily considered the fee structure of the Agreements and the profitability of the Manager and the Subadvisers and their affiliates from their association with each Series. The Board reviewed information from an independent data service about the rates of compensation paid to investment advisers, and overall expense ratios, for funds comparable in size, character and investment strategy to each Series. The Board also considered that each Series' fee structure provides for a reduction of payments resulting from economies of scale. The Board also evaluated the aggregate amount and structure of fees paid by the Manager to the Subadvisers. In concluding that the direct and indirect benefits accruing to the Manager, the Subadviser and their affiliates, by virtue of their relationship to the each Series, were reasonable in comparison with the costs of the provision of investment advisory services and the benefits accruing to each Series, the Board reviewed specific data as to the Manager's and the Subadvisers' profit or loss on each Series for the recent period and carefully examined their cost allocation methodology. With respect to profitability, the Manager and the Subadvisers discussed with the Board the allocation methodologies for intercompany revenues and expenses (not including the costs of distributing shares or providing shareholder services) in order to approximate their respective profits from the Management or Subadvisory fees. The Board understood that neither the Manager nor the Subadvisers use these profitability analyses in the management of their businesses other than in connection with the approval or continuation of management or advisory agreements, at least in part because they exclude significant costs and include certain revenues that judicial interpretations have required in the context of Board approval of mutual fund advisory agreements. These matters were also considered at the meeting of the Independent Directors.


PRINCIPAL UNDERWRITER, DISTRIBUTOR AND RULE 12b-1 PLANS

Prudential Investment Management Services LLC (PIMS or the Distributor), 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102, acts as the distributor of the shares of the Series. See "How the Series is Managed--Distributor" in the Prospectus.


Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively the Plans) adopted by the Fund on behalf of each Series pursuant to Rule 12b-1 under the 1940 Act and a distribution agreement (the Distribution Agreement), the Distributor incurs the expenses of distributing the Series' Class A, Class B and Class C shares. PIMS serves as the Distributor of the Class Z shares and incurs the expenses of distributing the Series' Class Z shares under the Distribution Agreement with the Fund, none of which are reimbursed by or paid for by any Series. See "How the Series is Managed--Distributor" in each Series' Prospectus.


Each Series' Class A Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class A shares of such Series may be used to pay for personal service and the maintenance of shareholder accounts (service fee) and (2) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1% of the average daily net assets of the Class A shares of such Series. The Global Growth Series' Class B Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class B shares of such Series may be paid as a service fee and (2) .50 of 1% (not including the service fee) per annum of such Series' average daily net assets up to the level of average daily net assets as of February 26, 1986, plus .75 of 1% of the average daily net assets of the Class B shares of such Series in excess of such level may be used as compensation for distribution-related expenses with respect to the Class B shares of such Series. The International Value Series' Class B Plan and the International Growth Series' Class B Plan each provides that (1) up to .25 of 1% of the average daily net assets of the Class B shares of such Series may be paid as a service fee and (2) .75 of 1% (not including the service fee) per annum of such Series' average daily net assets may be used as compensation for distribution-related expenses with respect to the Class B shares (asset-based sales charge). Each Series' Class C Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class C shares of such Series may be paid as a service fee and (2) .75 of 1% (not including the service fee) per annum of such Series' average daily net assets may be used as compensation for distribution-related expenses with respect to the Class C shares (asset-based sales charge).

The Class A, Class B and Class C Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Directors, including a majority vote of Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the Class A, Class B or Class C Plan or in any agreement related to the Plans (the Rule 12b-1 Directors), cast in person at a meeting called for the purpose of voting on such continuance. The Plans may each be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding shares of the applicable class of the Series to which such Plan relates. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class (by both Class A and Class B shareholders, voting separately, in the case of material amendments to the Class A Plan), and all material amendments are required to be approved by the Board of Directors in the manner described above. Each Plan will automatically terminate in the event of its assignment. A Series will not be contractually obligated to pay expenses incurred under any Plan if it is terminated or not continued.

Pursuant to each Plan, the Board of Directors will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of a Series by the Distributor. The report includes an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Rule 12b-1 Directors shall be committed to the Rule 12b-1 Directors.

Pursuant to the Distribution Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the Securities Act of 1933, as amended.

The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis dealers in consideration for the distribution, marketing, administrative and other services and activities provided by dealers with respect to the promotion of the sale of the Fund's shares and the maintenance of related shareholder accounts.

GLOBAL GROWTH SERIES


CLASS A PLAN. For the fiscal year ended October 31, 2002, PIMS received payments of $710,116 under the Class A Plan. These amounts were expended on commission credits to PSI and Pruco Securities Corporation (Prusec), each of which is an affiliated broker-dealer, for payments of commissions and account servicing fees to financial advisers and other persons who sell Class A shares. For the fiscal year ended October 31, 2002, PIMS also received approximately $55,600 in initial sales charges.

CLASS B PLAN. For the fiscal year ended October 31, 2002, PIMS received payments of $862,171 from the Series under the Class B Plan and spent approximately $602,000, in distributing the Class B shares of the Series. It is estimated that of the latter amounts approximately $8,600 (1.4%) was spent on printing and mailing of prospectuses to other than current shareholders; $229,300 (38.1%) on compensation to Prusec for commissions to its representatives and other expenses, including an allocation on account of overhead and other branch office distribution-related expenses incurred by it for distribution of Class B shares; and $364,300 (60.5%) in the aggregate on (1) payments of commissions and account servicing fees to its financial advisers $280,400 (46.6%) and (2) an allocation on account of overhead and other branch office distribution expenses $83,900 (13.9%). The term "overhead and other branch office distribution related expenses" represents (1) the expenses of operating Prusec's and PSI's branch offices in connection with the sale of Series shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (2) the costs of client sales seminars, (3) expenses of mutual fund sales coordinators to promote the sale of Series shares and (4) other incidental expenses relating to branch promotion of Series sales.

The Distributor also receives the proceeds of contingent deferred sales charges
(CDSC) paid by holders of Class B shares upon certain redemptions of Class B shares. For the fiscal year ended October 31, 2002, PIMS received approximately $136,900, in CDSC charges.

CLASS C PLAN. For the fiscal year ended October 31, 2002, PIMS received payments of $148,967 from the Series under the Class C Plan and spent approximately $123,500 in distributing the Class C shares of the Series. It is estimated that of the latter amounts approximately $1,300 (1.1%) was spent on printing and mailing of prospectuses to other than current shareholders; $500 (0.4%) on compensation to Prusec for commissions to its representatives and other expenses, including an allocation on account of overhead and other branch office distribution-related expenses incurred by it for distribution of Class C shares; and $121,700 (98.5%) in the aggregate on (1) payments of commissions and account servicing fees to its financial advisers $119,200 (96.5%) and (2i) an allocation on account of overhead and other branch office distribution expenses $2,500 (2.0%).

The Distributor also receives the proceeds of CDSCs paid by investors upon certain redemptions of Class C shares. For the fiscal year ended October 31, 2002, PIMS received CDSCs of approximately $13,500.

For the fiscal year ended October 31, 2002, the Distributor also received approximately $3,000 in initial sales charges attributable to Class C shares.


INTERNATIONAL VALUE SERIES


CLASS A PLAN. For the fiscal year ended October 31, 2002, PIMS received payments of $123,198 under the Class A Plan. These amounts were expended on commission credits to PSI and Prusec for payments of commissions and account servicing fees to financial advisers and other persons who sell Class A shares. For the fiscal year ended October 31, 2002, PIMS also received approximately $31,000 in initial sales charges.

CLASS B PLAN. For the fiscal year ended October 31, 2002, PIMS received payments of $494,196 from the Series under the Class B Plan and spent approximately, $237,200 in distributing the Class B shares of the Series. It is estimated that of the latter amounts approximately $6,400 (2.7%) was spent on printing and mailing of prospectuses to other than current shareholders; $75,500 (31.8%) on compensation to Prusec for commissions to its representatives and other expenses, including an allocation on account of overhead and other branch office distribution-related expenses incurred by it for distribution of Class B shares; and $155,300 (65.5%) in the aggregate on (1) payments of commissions and account servicing fees to its financial advisers $121,300 (51.1%) and (2) an allocation on account of overhead and other branch office distribution-related expenses $34,000 (14.4%). The term "overhead and other branch office distribution-related expenses" represents (1) the expenses of operating Prusec's and PSI's branch offices in connection with the sale of Series shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies,
(2) the costs of client sales seminars, (3) expenses of mutual fund sales coordinators to promote the sale of Series shares and (4) other incidental expenses relating to branch promotion of Series sales.

The Distributor also receives the proceeds of CDSCs paid by holders of Class B shares upon certain redemptions of Class B shares. For the fiscal year ended October 31, 2002, PIMS received approximately $100,500 in CDSCs.

CLASS C PLAN. For the fiscal year ended October 31, 2002, PIMS received payments of $99,777 from the Series under the Class C Plan and spent approximately $95,000 in distributing the Class C shares of the Series. It is estimated that of the latter amounts approximately $1,300 (1.4%) was spent on printing and mailing of prospectuses to other than current shareholders; $100 (0.1%) on compensation to Prusec for commissions to its representatives and other expenses, including an allocation on account of overhead and other branch office distribution-related expenses incurred by it for distribution of Class C shares; and $93,600 (98.5%) in the aggregate on (1) payments of commissions and account servicing fees to its financial advisers $88,600 (93.2%) and (2) an allocation on account of overhead and other branch office distribution expenses $5,000 (5.3%).

The Distributor also receives the proceeds of CDSCs paid by investors upon certain redemptions of Class C shares. For the fiscal year ended October 31, 2002, PIMS received CDSCs of approximately $1,300.

For the fiscal year ended October 31, 2002, the Distributor also received approximately $5,300 in initial sales charges attributable to Class C shares.


INTERNATIONAL GROWTH SERIES


CLASS A PLAN. For the fiscal year ended October 31, 2002, PIMS received payments of $63,399 under the Class A. Plan. These amounts were expended on commission credits to PSI and Prusec for payments of commissions and account servicing fees to financial advisers and other persons who sell Class A shares. For the fiscal year ended October 31, 2002, PIMS also received approximately $32,100 in initial sales charges.

CLASS B PLAN. For the fiscal year ended October 31, 2002, PIMS received payments of $490,859 from the Series under the Class B Plan and spent approximately, $239,400 in distributing the Class B shares of the Series. It is estimated that of the latter amounts approximately $5,300 (2.2%) was spent on printing and mailing of prospectuses to other than current shareholders; $71,300 (29.8%) on compensation to Prusec for commissions to its representatives and other expenses, including an allocation on account of overhead and other branch office distribution-related expenses incurred by it for distribution of Class B shares; and $162,800 (68.0%) in the aggregate on (1) payments of commissions and account servicing fees to its financial advisers $126,200 (52.7%) and (2) an allocation on account of overhead and other branch office distribution-related expenses $36,600 (15.3%). The term "overhead and other branch office distribution-related expenses" represents (1) the expenses of operating Prusec's and PSI's branch offices in connection with the sale of Series shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies,
(2) the costs of client sales seminars, (3) expenses of mutual fund sales coordinators to promote the sale of Series shares and (4) other incidental expenses relating to branch promotion of Series sales.

The Distributor also receives the proceeds of CDSCs paid by holders of Class B shares upon certain redemptions of Class B shares. For the fiscal year ended October 31, 2002, PIMS received approximately $268,300 in CDSCs.

CLASS C PLAN. For the fiscal year ended October 31, 2002, PIMS received payments of $197,702 from the Series under the Class C Plan and spent approximately $183,200 in distributing the Class C shares of the Series. It is estimated that of the latter amounts approximately $2,200 (1.2%) was spent on printing and mailing of prospectuses to other than current shareholders; $500 (0.3%) on compensation to Prusec for commissions to its representatives and other expenses, including an allocation on account of overhead and other branch office distribution-related expenses incurred by it for distribution of Class C shares; and $180,500 (98.5%) in the aggregate on (1) payments of commissions and account servicing fees to its financial advisers $172,600 (94.2%) and (2) an allocation on account of overhead and other branch office distribution expenses $7,900 (4.3%).

The Distributor also receives the proceeds of CDSCs paid by investors upon certain redemptions of Class C shares. For the fiscal year ended October 31, 2002, PIMS received CDSCs of approximately $6,200.

For the fiscal year ended October 31, 2002, the Distributor also received approximately $9,000 in initial sales charges attributable to Class C shares.


In addition to distribution and service fees paid by each Series under the Class A, Class B and Class C plans, the Manager (or one of its affiliates) may make payments out of its own resources to Dealers and other persons which distribute shares of the Series (including Class Z shares). Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

NASD MAXIMUM SALES CHARGE RULE. Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge on shares of a Series may not exceed .75 of 1% per class. The 6.25% limitation applies to a Series rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of that class would be suspended.

FEE WAIVERS/SUBSIDIES

PI may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Fund. In addition, the Distributor has contractually agreed to waive a portion of its distribution and service (12b-1) fees for the Class A shares as described in each Series' prospectus. Fee waivers and subsidies will increase the Fund's total return.


OTHER SERVICE PROVIDERS

State Street Bank and Trust Company, One Heritage Drive, North Quincy, MA 02171, serves as Custodian for the Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Subcustodians provide custodial services for the Fund's foreign assets held outside the United States.


Prudential Mutual Fund Services LLC (PMFS), 194 Wood Avenue South, Iselin, New Jersey 08830, serves as the transfer and dividend disbursing agent of the Fund. PMFS is an affiliate of PI. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions and related functions. For these services, PMFS receives an annual fee per shareholder account, a new account set-up fee for each manually established account and a monthly inactive zero balance account fee per shareholder account. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communication expenses and other costs. For the fiscal year ended October 31, 2002, the Fund incurred fees of approximately $2,197,300 for the services of PMFS.


PricewaterhouseCoopers LLP serves as the Fund's independent accountants and in that capacity audits the Fund's annual financial statements.

CODE OF ETHICS

The Board of Directors has adopted a Code of Ethics. In addition, the Manager, Subadvisers and Distributor have each adopted a Code of Ethics (collectively, the Codes). The Codes permit personnel subject to the Codes to invest in securities including securities that may be purchased or held by the Fund. However, the protective provisions of the Codes prohibit certain investments and limit such personnel from making investments during periods when the Fund is making such investments. The Codes are on public file with, and are available from, the Commission.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES


The Manager is responsible for decisions to buy and sell securities, options and futures contracts for the Series, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. Purchases and sales of securities, options or futures on a national securities exchange or board of trade are effected through brokers or futures commission merchants who charge a negotiated commission for their services; on foreign securities exchanges, commissions may be fixed. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law, PSI and its affiliates. The term "Manager" as used in this section includes the Subadvisers.

In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's commission or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid. The Series will not deal with PSI or any affiliate in any transaction in which PSI or any affiliate acts as principal. Thus, they will not deal in over-the-counter securities with PSI acting as market maker, and they will not execute a negotiated trade with PSI if execution involves PSI' acting as principal with respect to any part of a Series' order.


Portfolio securities may not be purchased from any underwriting or selling syndicate of which PSI (or any affiliate), during the existence of the syndicate, is a principal underwriter (as defined in the 1940 Act), except in accordance with rules of the Commission. This limitation, in the opinion of each Series, will not significantly affect the Series' ability to pursue its present investment objective. However, in the future, in other circumstances, a Series may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.


In placing orders for portfolio securities of the Series, the Manager is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Manager will seek to execute each transaction at a price and commission, if any, which provide the most favorable total cost or proceeds reasonably attainable in the circumstances. While the Manager generally seeks reasonably competitive spreads or commissions, the Series will not necessarily be paying the lowest spread or commission available. Within the framework of this policy, the Manager will consider research and investment services provided by brokers, dealers or futures commission merchants who effect or are parties to portfolio transactions of the Series, the Manager or its clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Manager in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Series may be used in managing other investment accounts. Conversely, brokers, dealers or futures commission merchants furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than those of the Series, and the services furnished by such brokers, dealers or futures commission merchants may be used by the Manager in providing investment management for the Series. Commission rates are established pursuant to negotiations with the broker, dealer or futures commission merchant based on the quality and quantity of execution services provided by the broker, dealer or futures commission merchant in the light of generally prevailing rates. The Manager is authorized to pay higher commissions on brokerage transactions for the Series to brokers, dealers or futures commission merchants other than PSI in order to secure research and investment services described above, subject to review by the Fund's Board of Directors from time to time as to the extent and continuation of this practice. The allocation of orders among brokers, dealers and futures commission merchants and the commission rates paid are reviewed periodically by the Fund's Board of Directors.


Subject to the above considerations, PSI may act as a broker or futures commission merchant for the Fund. In order for PSI (or any affiliate) to effect any portfolio transactions for the Series, the commissions, fees or other remuneration received by PSI (or any affiliate) must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers or futures commission merchants in connection with comparable transactions involving similar securities or futures being purchased or sold on a securities exchange or board of trade during a comparable period of time. This standard would allow PSI (or any affiliate) to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Board of Directors of the Fund, including a majority of the noninterested directors, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to the affiliated broker are consistent with the foregoing standard. In accordance with Section 11(a) of the Securities Exchange Act of 1934 (as amended), PSI may not retain compensation for effecting transactions on a national securities exchange for the Series unless the Series has expressly authorized the retention of such compensation. PSI must furnish to each Series at least annually a statement setting forth the total amount of all compensation retained by PSI from transactions effected for such Series during the applicable period. Brokerage transactions with PSI (or any affiliate) are also subject to such fiduciary standards as may be imposed upon PSI (or such affiliate) by applicable law.


The table presented below shows certain information regarding the payment of commissions by GLOBAL GROWTH SERIES, including the amount of such commissions paid to PSI, for the three year period ended October 31, 2002.



                                                                          FISCAL YEARS ENDED OCTOBER 31,
                                                                        2002           2001           2000
                                                                        ----           ----           ----
Total brokerage commissions paid by the Series                      $ 1,078,985    $ 1,160,348    $ 1,850,822
Total brokerage commissions paid to PSI                             $         0    $         0    $         0

Percentage of total brokerage commissions paid to PSI                         0%             0%             0%
Percentage of total dollar amount of transactions involving
commissions that were effected through PSI                                    0%             0%             0%



The table presented below shows certain information regarding the payment of commissions by INTERNATIONAL VALUE SERIES, including the amount of such commissions paid to PSI, for the three year period ended October 31, 2002.



                                                                          FISCAL YEARS ENDED OCTOBER 31,
                                                                        2002           2001           2000
Total brokerage commissions paid by the Series                      $   364,112    $   561,596    $ 1,037,312
Total brokerage commissions paid to PSI                             $         0    $         0    $         0

Percentage of total brokerage commissions paid to PSI                         0%             0%             0%
Percentage of total dollar amount of transactions involving
commissions that were effected through PSI                                    0%             0%             0%



The table presented below shows certain information regarding the payment of commissions by INTERNATIONAL GROWTH SERIES, including the amount of such commissions paid to PSI, for the three-year period from March 1, 2000 through October 31, 2002.

                                                                                       FISCAL PERIODS ENDED
                                                                                            OCTOBER 31
                                                                                       --------------------
                                                                                2002           2001           2000
Total brokerage commissions paid by the Series                               $ 541,532      $ 641,611     $ 1,716,578
Total brokerage commissions paid to PSI                                      $       0      $       0     $         0
Percentage of total brokerage commissions paid to PSI                                0%             0%              0%
Percentage of total dollar amount of transactions involving commissions
that were effected through PSI                                                       0%             0%              0%



The Fund is required to disclose its holdings of securities of its regular brokers and dealers (as defined under Rule 10b-1 of the 1940 Act) and their parents during their most recent fiscal year. As of October 31, 2002, the Fund held securities of:



BROKER-DEALER                      VALUE
---------------------------------------------------
Goldman Sachs Group                $ 5,541,840
---------------------------------------------------


                         CAPITAL STOCK AND ORGANIZATION


THE FUND IS AUTHORIZED TO ISSUE 1.5 BILLION SHARES OF COMMON STOCK, $.01 PER SHARE WHICH ARE CURRENTLY DIVIDED INTO THREE PORTFOLIOS OR SERIES, GLOBAL GROWTH SERIES, INTERNATIONAL VALUE SERIES, AND INTERNATIONAL GROWTH SERIES, EACH OF WHICH CONSISTS OF 500 MILLION AUTHORIZED SHARES. THE SHARES OF EACH SERIES ARE DIVIDED INTO FOUR CLASSES, DESIGNATED AS CLASS A, CLASS B, CLASS C AND CLASS Z SHARES. Each class of shares represents an interest in the same assets of each Series and is identical in all respects except that (1) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (3) each class has a different exchange privilege, (4) only Class B shares have a conversion feature and (5) Class Z shares are offered exclusively for sale to a limited group of investors. See "How the Series is Managed--Distributor" in each Series' Prospectus.


The Articles of Incorporation further provide that no Director, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Director, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. It also provides that all third parties shall look solely to the Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Articles of Incorporation permit the Directors to provide for the indemnification of Directors, officers, employees or agents of the Fund against all liability in connection with the affairs of the Fund.

The Fund shall continue without limitation of time subject to the provisions in the Articles of Incorporation concerning termination by action of the shareholders or by the Directors by written notice to the shareholders.

Pursuant to the Articles of Incorporation, the Directors may authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios with distinct investment objectives and policies and share purchase, redemption and net asset value procedures) with such preferences, privileges, limitations and voting and dividend rights as the Directors may determine. All consideration received by the Fund for shares of any additional series, and all assets in which such consideration is invested, would belong to that series (subject only to the rights of creditors of that series) and would be subject to the liabilities related thereto. Pursuant to the 1940 Act, shareholders of any additional series of shares would normally have to approve the adoption of any advisory contract relating to such series and of any changes in the investment policies related thereto. The Directors have no intention of authorizing additional series at the present time.

The Directors have the power to alter the number and the terms of office of the Directors and they may at any time lengthen their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Directors have been elected by the shareholders of the Fund. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Directors being selected, while the holders of the remaining shares would be unable to elect any Directors.

                PURCHASE, REDEMPTION AND PRICING OF SERIES SHARES

Shares of a Series may be purchased at a price equal to the next determined net asset value per share plus a sales charge which, at the election of the investor, may be imposed either (1) at the time of purchase (Class A shares and Class C shares) or (2) on a deferred basis (Class B and Class C shares). Class Z shares of the Series are offered to a limited group of investors at net asset value without any sales charges. See "How to Buy, Sell and Exchange Shares of the Series--How to Buy Shares" in the Prospectus.

Each class represents an interest in the same assets of such Series and is identical in all respects except that (1) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charge or distribution and/or service fee), which may affect performance, (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangements and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (3) each class has a different exchange privilege, (4) only Class B shares have a conversion feature and (5) Class Z shares are offered exclusively for sale to a limited group of investors.

PURCHASE BY WIRE. For an initial purchase of shares of the Series by wire, you must complete an application and telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, series and class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given to you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division, Attention: Prudential World Fund, Inc., Global Growth Series, International Value Series or International Growth Series, specifying on the wire the account number assigned by PMFS and your name and identifying the class in which you are investing (Class A, Class B, Class C or Class Z shares).


If you arrange for receipt by State Street of federal funds prior to the calculation of net asset value (NAV) (4:00 p.m. New York time), on a business day, you may purchase shares of a Series on that day. See "Net Asset Value."


In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential World Fund, Inc., Global Growth Series or International Value Series, Class A, Class B, Class C or Class Z shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing Federal Funds. The minimum amount which may be invested by wire is $1,000.


ISSUANCE OF FUND SHARES FOR SECURITIES Transactions involving the issuance of Series shares for securities (rather than cash) will be limited to (1) reorganizations, (2) statutory mergers, or (3) other acquisitions of portfolio securities that: (a) meet the investment objective and policies of the Series,
(b) are liquid and not subject to restrictions on resale, (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market, and (d) is approved by a Series' investment adviser.


SPECIMEN PRICE MAKE-UP


Under the current distribution arrangements between the Fund and the Distributor, Class A shares are sold at a maximum initial sales charge of 5%, Class C* shares are sold with a 1% initial sales charge and Class B* and Class Z shares are sold at net asset value. Using each Series' net asset value at October 31, 2002, the maximum offering price of the Series' shares is as follows:



                                                                                       GLOBAL       INTERNATIONAL    INTERNATIONAL
                                                                                   GROWTH SERIES     VALUE SERIES    GROWTH SERIES
                                                                                   -------------     ------------    -------------
CLASS A
Net asset value and redemption price per Class A share                                $  10.21         $ 14.08          $  3.74
Maximum initial sales charge (5% of offering price)                                        .54             .74              .20
Maximum offering price to public                                                      $  10.75         $ 14.82          $  3.94

CLASS B
Net asset value, offering price and redemption price per Class B share*               $   9.31         $ 13.71          $  3.66

CLASS C
Net asset value and redemption price per Class C share*                               $   9.30         $ 13.73          $  3.66
Initial sales charge (1% of offering price)                                                .09             .14              .04
Maximum offering price to public                                                      $   9.39         $ 13.87          $  3.70

CLASS Z
Net asset value, offering price and redemption price per Class Z share                $  10.32         $ 14.17          $  3.76

* Class B and Class C shares are subject to a contingent deferred sales charge on certain redemptions. Class A shares may, in certain circumstances, be subject to a contingent deferred sales charge on certain redemptions. See "How to Buy, Sell and Exchange Shares of the Series--How to Sell Your Shares--Contingent Deferred Sales Charges" in each Series' Prospectus.


SELECTING A PURCHASE ALTERNATIVE

The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to each Series:

If you intend to hold your investment in the Series for less than 7 years and do not qualify for a reduced sales charge on Class A shares, you should consider purchasing Class C shares over either Class A or Class B shares, since Class A shares are subject to a maximum initial sales charge of 5% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6 year period.

If you intend to hold your investment for 7 years or more and do not qualify for a reduced sales charge on Class A shares, you should consider purchasing Class B shares over either Class A or Class C shares, since Class B shares convert to Class A shares approximately 7 years after purchase and because all of your money would be invested initially in the case of Class B shares.


If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. See "Reduction and Waiver of Initial Sales Charge--Class A Shares" below. However, unlike Class B and Class C shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase. In addition, if you purchase $1 million or more of Class A shares, you are not subject to an initial sales charge, but you are subject to a 1% CDSC on shares sold within 12 months of purchase. This charge is waived for all such Class A shareholders other than those who purchased their shares through certain broker-dealers that are not affiliated with Prudential.


If you do not qualify for a reduced sales charge on Class A shares and you purchase Class B or Class C shares, you would have to hold your investment for more than 6 years in the case of Class B shares and Class C shares for the higher cumulative annual distribution-related fee on those shares to exceed the initial sales charge plus cumulative annual distribution-related fees on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class B or Class C distribution-related fee on the investment, fluctuations in NAV, the effect of the return on the investment over this period of time or redemptions when the CDSC is applicable.

REDUCTION AND WAIVER OF INITIAL SALES CHARGE--CLASS A SHARES

BENEFIT PLANS. Certain group retirement and savings plans may purchase Class A shares without the initial sales charge, if they meet the required minimum for amount of assets, average account balance and number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.


PURCHASE OF $1 MILLION OR MORE OF CLASS A SHARES. If you purchase $1 million or more of Class A shares, you will not be subject to the initial sales charge, although a CDSC may apply in certain circumstances, as previously noted.


OTHER WAIVERS. In addition, Class A shares may be purchased without the initial sales charge (at NAV), through the Distributor or the Transfer Agent, by:


- officers of the Prudential mutual funds (including the Fund);


- employees of the Distributor, PSI, PI and their subsidiaries and members of the families of such persons who maintain an "employee related" account at PSI or the Transfer Agent;


- employees of subadvisers of the Prudential mutual funds, provided that purchases at NAV are permitted by such person's employer;


- Prudential employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries;

- members of the Board of Directors of Prudential;

- real estate brokers, agents and employees of real estate brokerage companies affiliated with The Prudential Real Estate Affiliates who maintain an account at PSI, Prusec or with the Transfer Agent;

- registered representatives and employees of brokers who have entered into a selected dealer agreement with the Distributor, provided that purchases at NAV are permitted by such person's employer;


- investors who have a business relationship with a financial adviser who joined PSI from another investment firm, provided that (1) the purchase is made within 180 days of the commencement of the financial adviser's employment at PSI, or within one year in the case of pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code of 1986, as amended, (the Internal Revenue Code) deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code and non-qualified plans for which the Fund is an available option (collectively, Benefit Plans),
(2) the purchase is made with proceeds of a redemption of shares of any open-end non-money market fund sponsored by the financial adviser's previous employer (other than a fund which imposes a distribution or service fee of .25 of 1% or less) and (3) the financial adviser served as the client's broker on the previous purchase;


- investors in Individual Retirement Accounts (IRAs), provided the purchase is made with the proceeds of a tax-free rollover of assets from a Benefit Plan for which Prudential provides administrative or recordkeeping services and further provided that such purchase is made within 60 days of receipt of the Benefit Plan distribution;

- orders placed by broker-dealers, investment advisers or financial planners who have entered into an agreement with the Distributor, who place trades for their own accounts or the accounts of their clients and who charge a management consulting or other fee for their services (for example, mutual fund "wrap" or asset allocation programs); and

- orders placed by clients of broker-dealers, investment advisers or financial planners who place trades for customer accounts if the accounts are linked to the master account of such broker-dealer, investment adviser or financial planner and the broker-dealer, investment adviser or financial planner charges its clients a separate fee for its services (for example, mutual fund "supermarket programs").

Broker-dealers, investment advisers or financial planners sponsoring fee-based programs (such as mutual fund "wrap" or asset allocation programs and mutual fund "supermarket" programs) may offer their clients more than one class of shares in a Series in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

For an investor to obtain any reduction or waiver of the initial sales charge, at the time of the sale either the Transfer Agent must be notified directly by the investor or the Distributor must be notified by the dealer facilitating the transaction that the sale qualifies for the reduced or waived sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions.


COMBINED PURCHASE AND CUMULATIVE PURCHASE PRIVILEGE. If an investor or eligible group of related investors purchases Class A shares of a Series concurrently with Class A shares of other Prudential mutual funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See the table of breakpoints under "How to Buy, Sell and Exchange Shares of the Fund--Step 2: Choose a Share Class - Reducing or Waiving Class A's Initial Sales Charge" in the Prospectus. See the table of break points under "How to Buy, Sell and Exchange Shares of the Series--Reducing or Waiving Class A's Initial Sales Charge" in each Series Prospectus.


An eligible group of related Series investors includes any combination of the following:

- an individual;

- the individual's spouse, his or her children and his or her parents;

- the individual's and spouse's IRA;

- any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners);

- a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children;

- a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse; and

- one or more employee benefit plans of a company controlled by an individual.

In addition, an eligible group of related Series investors may include the following: an employer (or group of related employers) and one or more retirement plans of such employer or employers. An employer controlling, controlled by or under common control with another employer is deemed related to that employer.

The Transfer Agent, the Distributor or dealer must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. The Combined Purchase and Cumulative Purchase Privilege described in this subsection does not apply to individual participants in any retirement or group plans.


LETTERS OF INTENT. Reduced sales charges are also available to investors (or an eligible group of related investors) who enter into a written Letter of Intent providing for the investment, within a thirteen-month period, of a specified dollar amount in the Series or other Prudential mutual funds. Effective June 30, 2003, Letters of Intent may also include purchases of the Strategic Partners mutual funds.


For purposes of the Letter of Intent, all shares of each Series and shares of other Prudential mutual funds (excluding money market funds, other than those acquired pursuant to the exchange privilege) which were previously purchased and are still owned are also included in determining the applicable reduction. However, the value of shares held directly with the Transfer Agent and through your dealer will not be aggregated to determine the reduced sales charge.

A Letter of Intent permits an investor to establish a total investment goal to be achieved by any number of investments over a thirteen-month period. Each investment made during the period will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. Escrowed Class A shares totaling 5% of the dollar amount of the Letter of Intent will be held by the Transfer Agent in the name of the investor. The effective date of a Letter of Intent may be back-dated up to 90 days, in order that any investment made during this 90-day period, valued at the investor's cost, can be applied to the fulfillment of the Letter of Intent goal.

The Letter of Intent does not obligate the investor to purchase, nor a Series to sell, the indicated amount. In the event the Letter of Intent goal is not satisfied within the thirteen-month period, the investor is required to pay the difference between the sales charges otherwise applicable to the investments made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. Investors electing to purchase Class A shares of a Series pursuant to a Letter of Intent should carefully read such Letter of Intent.

The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings.

CLASS B AND CLASS C SHARES

The offering price of Class B shares is the NAV next determined following receipt of an order by the Transfer Agent, your dealer or the Distributor. Class C shares are sold at a maximum sales charge of 1%. Redemptions of Class B and Class C shares may be subject to a CDSC. See "Contingent Deferred Sales Charges."


The Distributor will pay, from its own resources, sales commissions of up to 4% of the purchase price of Class B shares to dealers, financial advisers and other persons who sell Class B shares at the time of sale. This facilitates the ability of the Series to sell Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee. See "How the Series is Managed--Distributor" in each Series' Prospectus. In connection with the sale of Class C shares, the Distributor will pay, from its own resources, dealers, financial advisers and other persons which distribute Class C shares a sales commission of up to 1% of the purchase price at the time of the sale.


WAIVER OF INITIAL SALES CHARGE--CLASS C SHARES

BENEFIT PLANS. Certain group retirement plans may purchase Class C shares without the initial sales charge. For more information, call Prudential at (800) 353-2847.

INVESTMENT OF REDEMPTION PROCEEDS FROM OTHER INVESTMENT COMPANIES. Investors may purchase Class C shares at NAV, without the initial sales charge, with the proceeds from the redemption of shares of any unaffiliated registered investment company which were not held through an account with any Prudential affiliate. Such purchases must be made within 60 days of the redemption. Investors eligible for this waiver include (1) investors purchasing shares through an account at PSI, (2) investors purchasing shares through a COMMAND Account or an Investor Account with Prusec, and (3) investors purchasing shares through other brokers. This waiver is not available to investors who purchase shares directly from the Transfer Agent. You must notify the Transfer Agent directly or through your broker if you are entitled to this waiver and provide the Transfer Agent with such supporting documents as it may deem appropriate.

CLASS Z SHARES

Class Z shares of each Series currently are available for purchase by the following categories of investors:

- Benefit Plans, provided such Benefit Plans (in combination with other plans sponsored by the same employer or group of related employers) have at least $50 million in defined contribution assets;

- participants in any fee-based program sponsored by an affiliate of the Distributor which includes mutual funds as investment options and for which the Series is an available option;


- certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available investment option;

- Benefit Plans for which an affiliate of the Distributor provides administrative or recordkeeping services and as of September 20, 1996, (1) were Class Z shareholders of the Prudential mutual funds or (2) executed a letter of intent to purchase Class Z shares of the Prudential mutual funds;


- current and former Directors/Trustees of the Prudential mutual funds (including the Fund);


- employees of Prudential and/or PSI who participate in a Prudential-sponsored employee saving plan and;


- Prudential with an investment of $10 million or more.

In connection with the sale of Class Z shares, the Manager, the Distributor or one of their affiliates may pay dealers, financial advisers and other persons that distribute shares a finder's fee, from its own resources, based on appreciation of the net asset value of shares sold by such persons.


Class Z shares of a Series may also be purchased by certain savings, retirement and deferred compensation plans, qualified or non-qualified under the Internal Revenue Code, provided that (1) the plan purchases shares of the Series pursuant to an investment management agreement with The Prudential Insurance Company of America (Prudential) or its affiliates, (2) the Series is an available investment option under the agreement and (3) the plan will participate in the PruArray and SmartPath Programs (benefit plan recordkeeping services) sponsored by PMFS. These plans include pension, profit-sharing, stock-bonus or other employee benefit plans under Section 401 of the Internal Revenue Code and deferred compensation and annuity plans under Sections 457 or 403(b)(7) of the Internal Revenue Code.


RIGHTS OF ACCUMULATION. Reduced sales charges also are available through rights of accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of shares of a Series and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. Rights of accumulation may be applied across the classes of shares of the Prudential mutual funds. However, the value of shares held directly with the Transfer Agent and through your broker will not be aggregated to determine the reduced sales charge. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (NAV plus maximum sales charge) as of the previous business day.

The Distributor or the Transfer Agent must be notified at the time of purchase that the shareholder is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. Rights of accumulation are not available to individual participants in any retirement or group plans.

SALE OF SHARES


You can redeem your shares at any time for cash at the NAV next determined after the redemption request is received in proper form (in accordance with procedures established by the Transfer Agent in connection with investors' accounts) by the Transfer Agent. See "Net Asset Value" below. In certain cases, however, redemption proceeds will be reduced by the amount of any applicable CDSC, as described below. See "Contingent Deferred Sales Charges" below. If you are redeeming your shares through a dealer, your dealer must receive your sell order before a Series computes its NAV for that day (that is, 4:00 p.m. New York Time) in order to receive that day's NAV. Your dealer will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of a Series.


If you hold shares of a Series through PSI, you must redeem your shares through PSI. Please contact your PSI financial adviser.

If you hold shares in non-certificate form, a written request for redemption signed by you exactly as the account is registered is required. If you hold certificates, the certificates must be received by the Transfer Agent, the Distributor or your dealer in order for the redemption request to be processed. If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 8149, Philadelphia, PA 19101, to the Distributor or to your dealer.

Payment for redemption of recently purchased shares will be delayed until the Series or its Transfer Agent has been advised that the purchase check has been honored, which may take up to 10 calendar days from the time of receipt of the purchase check by the Transfer Agent. Such delay may be avoided by purchasing shares by wire or by certified or cashier's check.


EXPEDITED REDEMPTION PRIVILEGE. By electing the Expedited Redemption Privilege, you may arrange to have redemption proceeds sent to your bank account. The Expedited Redemption Privilege may be used to redeem shares in an amount of $200 or more, except if an account for which an expedited redemption is requested has a net asset value of less than $200, the entire account will be redeemed. Redemption proceeds in the amount of $1,000 or more will be remitted by wire to your bank account at a domestic commercial bank which is a member of the Federal Reserve system. Redemption proceeds of less than $1,000 will be mailed by check to your designated bank account. Any applicable CDSC will be deducted from the redemption proceeds. Expedited redemption requests may be made by telephone or letter, must be received by the Series prior to 4:00 p.m. New York Time, to receive a redemption amount based on that day's NAV and are subject to the terms and conditions as set forth in each Series' Prospectus regarding redemption of shares. For more information, see "How to Buy, Sell and Exchange Shares of the Series--Telephone Redemptions and Exchanges" in each Series' Prospectus. The Expedited Redemption Privilege may be modified or terminated at any time without notice. To receive further information, shareholders should contact Prudential Mutual Fund Services LLC at (800) 225-1852.


SIGNATURE GUARANTEE. If the proceeds of the redemption (1) exceed $100,000, (2) are to be paid to a person other than the record owner, (3) are to be sent to an address other than the address on the Transfer Agent's records, or (4) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request stock power must be signature guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution.


Payment for shares presented for redemption will be made by check within seven days after receipt by the Transfer Agent, the Distributor or your dealer of the certificate and/or written request, except as indicated below. If you hold shares through PSI, payment for shares presented for redemption will be credited to your account at your dealer, unless you indicate otherwise. Such payment may be postponed or the right of redemption suspended at times (1) when the New York Stock Exchange (NYSE) is closed for other than customary weekends and holidays,
(2) when trading on the NYSE is restricted, (3) when an emergency exists as a result of which disposal by the Series of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Series fairly to determine the value of its net assets, or (4) during any other period when the Commission, by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (2), (3) or (4) exist.


REDEMPTION IN KIND. If the Directors determine that it would be detrimental to the best interests of the remaining shareholders of the Series to make payment wholly or partly in cash, the Series may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Series, in lieu of cash, in conformity with applicable rules of the Commission. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. See "Net Asset Value" below. If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the 1940 Act, under which each Series is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Series during any 90-day period for any one shareholder.

INVOLUNTARY REDEMPTION. In order to reduce expenses of each Series, the Fund may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a net asset value of less than $500 due to a redemption. The Series will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No CDSC will be imposed on any such involuntary redemption.


90-DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the same Series and account at the NAV next determined after the order is received, which must be within 90 days after the date of redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a PRO RATA basis.) You must notify the Transfer Agent either directly or through the Distributor of your dealer, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charges" below. Exercise of the repurchase privilege will generally not affect federal tax treatment of any gain realized upon redemption. However, if the redemption was made within a 30 day period of the repurchase and if the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, may not be allowed for federal income tax purposes.

CONTINGENT DEFERRED SALES CHARGES


Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a 1% CDSC. This charge is waived for all such Class A shareholders other than those who purchased their shares through certain broker-dealers that are not affiliated with Prudential. Redemptions of Class B shares will be subject to a CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within one year of purchase will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class A, Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding 12 months, in the case of Class A shares (in certain cases), six years, in the case of Class B shares, and one year, in the case of Class C shares. A CDSC will be applied on the lesser of the original purchase price of the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor. If you purchase or hold your shares through a broker, third party administrator or other authorized entity that maintains subaccount recordkeeping, any applicable CDSC that you will pay will be calculated and reported to PMFS by such broker, administrator or other authorized entity.


The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund.

The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

                                      CONTINGENT DEFERRED SALES
                                        CHARGE AS A PERCENTAGE
         YEAR SINCE PURCHASE            OF DOLLARS INVESTED OR
            PAYMENT MADE                 REDEMPTION PROCEEDS
         -------------------          -------------------------
                First                            5.0%
               Second                            4.0%
                Third                            3.0%
               Fourth                            2.0%
                Fifth                            1.0%
                Sixth                            1.0%
               Seventh                           None


In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV above the total amount of payments for the purchase of Class A shares made during the preceding 12 months (in certain cases), six years for Class B shares and 18 months for Class C shares; then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.


WAIVER OF CONTINGENT DEFERRED SALES CHARGE - CLASS A SHARES. The CDSC will be waived for all investors other than those who purchased $1 million or more of Class A shares through certain broker-dealers that are not affiliated with Prudential.


WAIVER OF THE CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES.

The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person either individually or in joint tenancy at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.

The CDSC will also be waived in the case of a total or partial redemption in connection with certain distributions made without penalty under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. For more information, call Prudential at (800) 353-2847.

Finally, the CDSC will be waived to the extent that the proceeds from shares redeemed are invested in Prudential Mutual Funds, the Guaranteed Insulated Separate Account or units of The Stable Value Fund.

SYSTEMATIC WITHDRAWAL PLAN.

The CDSC will be waived (or reduced) on certain redemptions from a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Transfer Agent will calculate the total amount available for this waiver annually on the anniversary date of your purchase, or for shares purchased prior to March 1, 1997, on March 1 of the current year. The CDSC will be waived (or reduced) on redemptions until this threshold 12% is reached. The systematic withdrawal plan is not available to participants in certain retirement plans. Please contact PMFS for more details.

In addition, the CDSC will be waived on redemptions of shares held by Directors of the Fund.

You must notify the Transfer Agent either directly or through your broker, at the time of redemption, that you are entitled to a waiver of the CDSC. The waiver will be granted subject to confirmation of your entitlement. In connection with these waivers, the Transfer Agent or your broker will require you to submit the supporting documentation set forth below.

CATEGORY OF WAIVER                                          REQUIRED DOCUMENTATION
Death                                                       A copy of the shareholder's death certificate or, in the case of a trust, a copy of the grantor's death certificate, plus a copy of the trust agreement identifying the grantor.

Disability - An individual will be considered disabled if   A copy of the Social Security Administration award letter or a letter
he or she is unable to engage in any substantial gainful    from a physician on the physician's letterhead stating that the
activity by reason of any medically determinable physical   shareholder is permanently disabled. (In the case of a trust, a copy of
or mental impairment which can be expected to result in     the trust agreement identifying the grantor will be required as well).
death or to be of long-continued and indefinite duration.   The letter must also indicate the date of disability.

Distribution from an IRA or 403(b) Custodial Account        A copy of the distribution form from the custodial firm indicating
                                                            (i) the date of birth of the shareholder and (ii) that the shareholder is over age 59 1/2 and is taking a normal distribution--signed by the shareholder.

Distribution from Retirement Plan                           A letter signed by the plan administrator/Director indicating the reason for the distribution.

Excess Contributions                                        A letter from the shareholder (for an IRA) or the plan
                                                            administrator/Director on company letterhead indicating the amount of the excess and whether or not taxes have been paid.

The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.

QUANTITY DISCOUNT--CLASS B SHARES PURCHASED PRIOR TO AUGUST 1, 1994

The CDSC is reduced on redemptions of Class B shares of Global Growth series purchased prior to August 1, 1994 if, immediately after a purchase of such shares, the aggregate cost of all Class B shares of Global Growth series owned by you in a single account exceeded $500,000. For example, if you purchased $100,000 of Class B shares of Global Growth series in one year and an additional $450,000 of Class B shares in the following year with the result that the aggregate cost of your Class B shares of Global Growth series following the second purchase was $550,000, the quantity discount would be available for the second purchase of $450,000 but not for the first purchase of $100,000. The quantity discount will be imposed at the following rates depending on whether the aggregate value exceeded $500,000 or $1 million:


                                                         CONTINGENT DEFERRED SALES CHARGE AS A PERCENTAGE OF DOLLARS INVESTED OR
           YEAR SINCE PURCHASE PAYMENT MADE                                          REDEMPTION PROCEEDS
           --------------------------------              -----------------------------------------------------------------------
                                                              $ 500,001 TO $ 1 MILLION                    OVER $1 MILLION
First                                                                   3.0%                                    2.0%
Second                                                                  2.0%                                    1.0%
Third                                                                   1.0%                                      0%
Fourth and thereafter                                                     0%                                      0%


You must notify the Series' Transfer Agent either directly or through PSI, Prusec or your broker, at the time of redemption, that you are entitled to the reduced CDSC. The reduced CDSC will be granted subject to confirmation of your holdings.

WAIVER OF CONTINGENT DEFERRED SALES CHARGES--CLASS C SHARES

BENEFIT PLANS. The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC also will be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

CONVERSION FEATURE--CLASS B SHARES

Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge.

Since each Series tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) eligible to convert to Class A shares (the Eligible Shares) will be determined on each conversion date in accordance with the following formula:
(1) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (2) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (i.e., $1,000 divided by $2,100 (47.62%), multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share NAV of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted.

For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year would not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.


Class B shares acquired through the reinvestment of dividends or distributions will be converted to Class A shares according to the procedures utilized by the broker-dealer through which the Class B shares were purchased, to the extent the shares are carried on the books of the broker-dealer and the broker-dealer provides subaccounting services to the Fund. Otherwise, the procedures utilized by PMFS, or its affiliates, will be used. The use of different procedures may result in a timing differential in the conversion of Class B shares acquired through the reinvestment of dividends and distributions.


The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (1) that the dividends and other distributions paid on Class A, Class B, Class C and Class Z shares will not constitute "preferential dividends" under the Internal Revenue Code and (2) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

                         SHAREHOLDER INVESTMENT ACCOUNT

Upon the initial purchase of a Series' shares, a Shareholder Investment Account is established for each investor under which a record of the shares held is maintained by the Transfer Agent. If a stock certificate is desired, it must be requested in writing. Certificates are issued only for full shares and may be redeposited in the Shareholder Investment Account at any time. There is no charge to the investor for the issuance of a certificate. Each Series makes available to the shareholders the following privileges and plans.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS

For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Series at the net asset value per share at the close of business on the record date. An investor may direct the Transfer Agent in writing not less than five full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the dealer. Any shareholder who receives dividends or distributions in cash may subsequently reinvest any such dividend or distribution at NAV by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. The reinvestment will be made at the NAV per share next determined after receipt of the check by the Transfer Agent. Shares purchased with reinvested dividends and/or distribution will not be subject to any CDSC upon redemption.

EXCHANGE PRIVILEGE


Each Series makes available to its shareholders the privilege of exchanging their shares of the Series for shares of certain other Prudential mutual funds (the Exchange Privilege), including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other Prudential mutual funds may also be exchanged for shares of a Series. All exchanges are made on the basis of the relative NAV next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws. For retirement and group plans having a limited menu of Prudential Mutual Funds, the Exchange Privilege is available for those funds eligible for investment in the particular program.


It is contemplated that the exchange privilege may be applicable to new mutual funds whose shares may be distributed by the Distributor.


In order to exchange shares by telephone, you must authorize telephone exchanges on your initial application form or by written notice to the Transfer Agent and hold shares in non-certificate form. Thereafter, you may call the Series at
(800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 a.m. and 8:00 p.m. New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. Neither the Series nor its agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine under the foregoing procedures. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order. The Exchange Privilege is available only in states where the exchange may legally be made.


If you hold shares through PSI, you must exchange your shares by contacting your PSI financial adviser.


If you hold certificates, the certificates must be returned in order for the shares to be exchanged. See "Purchase, Redemption and Pricing of Series Shares - Sale of Shares" above.


You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 8157, Philadelphia, PA 19101.

In periods of severe market or economic conditions the telephone exchange of shares may be difficult to implement and you should make exchanges by mail by writing to PMFS at the address noted above.


CLASS A. Shareholders of a Series may exchange their Class A shares for Class A shares of Prudential Short-Term Corporate Bond Fund and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the Exchange Privilege only to acquire Class A shares of the Prudential mutual funds participating in the Exchange Privilege.


The following money market funds participate in the Class A Exchange Privilege:

Prudential California Municipal Fund
(California Money Market Series)

Prudential Government Securities Trust
(Money Market Series)
(U.S. Treasury Money Market Series)

Prudential Municipal Series Fund
(New Jersey Money Market Series)
(New York Money Market Series)

Prudential MoneyMart Assets (Class A Shares)
Prudential Tax-Free Money Fund


CLASS B AND CLASS C. Shareholders of a Series may exchange their Class B and Class C shares for Class B and Class C shares, respectively, of certain other Prudential mutual funds and shares of Special Money Market Fund, a money market fund. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of Class B and Class C shares acquired as a result of the exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the date of the initial purchase, rather than the date of the exchange.


Class B and Class C shares of a Series may also be exchanged for shares of an eligible money market fund without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into a Series, such shares may be subject to the CDSC calculated without regard to the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being exchanged first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into a Series from a money market fund during the month (and are held in a Series at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.

At any time after acquiring shares of other funds participating in the Class B and Class C exchange privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B and Class C shares of a Series, respectively, without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares of other funds, respectively, without being subject to any CDSC.


CLASS Z. Class Z shares may be exchanged for Class Z shares of other Prudential mutual funds.

SPECIAL EXCHANGE PRIVILEGE. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV without the sales charge (see "Purchase, Redemption and Pricing of Series Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" above) and for shareholders who qualify to purchase Class Z shares (see "Purchase, Redemption and Pricing of Series Shares--Class Z Shares" above). Under this exchange privilege, amounts representing any Class B and Class C shares (which are not subject to a CDSC) held in such a shareholder's account who qualifies to purchase Class A shares of any Prudential mutual fund at NAV (without the initial sales charge) will be exchanged for Class A shares on a quarterly basis, unless the shareholder elects otherwise. Similarly, shareholders who qualify to purchase Class Z shares will have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the net asset value above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through PSI, Prusec or another broker that they are eligible for this special exchange privilege. Effective June 16, 2003, the special exchange privilege that allows eligible Class B or Class C shareholders to exchange their shares for Class A shares will be discontinued.

Participants in any fee-based program for which a Series is an available option will have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at net asset value. Similarly, participants in PSI's 401(k) Plan for which the Series' Class Z shares are an available option and who wish to transfer their Class Z shares out of the PSI's 401(k) Plan following separation from service (I.E., voluntary or involuntary termination of employment or retirement) will have their Class Z shares exchanged for Class A shares at NAV.


Additional details about the exchange privilege and prospectuses for each of the Prudential mutual funds are available from the Series' Transfer Agent, the Distributor or your broker. The exchange privilege may be modified, terminated or suspended on 60 days' notice, and any fund, including a Series, or the Distributor, has the right to reject any exchange application relating to such fund's shares.

DOLLAR COST AVERAGING

Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.

Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averaged around $22,500 at a private college and around $10,600 at a public university. Assuming these costs increase at a rate of 7% a year, as has been projected, the cost of one year at a private college could reach $44,300 and over $21,000 at a public university.(1)

The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.(2)

PERIOD OF MONTHLY INVESTMENTS:     $100,000     $150,000     $200,000     $250,000
------------------------------   ----------   ----------   ----------   ----------
25 Years                         $      105   $      158   $      210   $      263
20 Years                                170          255          340          424
15 Years                                289          433          578          722
10 Years                                547          820        1,093        1,366
5 Years                               1,361        2,041        2,721        3,402

See "Automatic Investment Plan (AIP)."

(1) Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges. Average costs for private institutions include tuition, fees, room and board for the 1998-1999 academic year.

(2) The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of a Series. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

AUTOMATIC INVESTMENT PLAN (AIP)

Under AIP, an investor may arrange to have a fixed amount automatically invested in shares of a Series by authorizing his or her bank account or Prudential Securities Account (including a Command Account) to be debited to invest specified dollar amounts in shares of such Series. The investor's bank must be a member of the Automatic Clearing House System.

Further information about this program and an application form can be obtained from the Transfer Agent, the Distributor or your broker.

SYSTEMATIC WITHDRAWAL PLAN


A systematic withdrawal plan is available to shareholders through PSI or the Transfer Agent. Such withdrawal plan provides for monthly, quarterly, semi-annual or annual redemptions in any amount, except as provided below, up to the value of the shares in the shareholder's account. Systematic withdrawals of Class B or Class C shares may be subject to a CDSC. See "How to Buy, Sell and Exchange Shares of the Series--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus of each Series.


In the case of shares held through the Transfer Agent, (1) a $10,000 minimum account value applies, (2) systematic withdrawals may not be for less than $100 and (3) the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares at NAV on shares held under this plan. See "Shareholder Investment Account--Automatic Reinvestment of Dividends and/or Distributions" above.

The Transfer Agent, the Distributor or the shareholder's broker acts as an agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawals. The systematic withdrawal plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

Systematic withdrawals should not be considered as dividends, yield or income. If systematic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

Furthermore, each systematic withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, systematic withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charge applicable to (1) the purchase of Class A shares and (2) the redemption of Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the systematic withdrawal plan, particularly if used in connection with a retirement plan. The systematic withdrawal plan is not available to participants in certain retirement plans. Please contact PMFS for more details.

TAX-DEFERRED RETIREMENT PLANS

Various tax-deferred retirement plans, including a 401(k) Plan, self-directed individual retirement accounts and "tax sheltered accounts" under Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants or a pooled account arrangement. Information regarding the establishment of these plans, the administration, custodial fees and other details are available from PSI or the Transfer Agent.

Investors who are considering the adoption of such a plan should consult with their own legal counsel or tax adviser with respect to the establishment and maintenance of any such plan.

TAX-DEFERRED RETIREMENT ACCOUNTS

INDIVIDUAL RETIREMENT ACCOUNTS. An individual retirement account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, an 8% rate of return and a 38.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.


                           TAX-DEFERRED COMPOUNDING(1)


CONTRIBUTIONS MADE OVER:                   PERSONAL SAVINGS                 IRA
------------------------                   ----------------                 ---
10 years                                      $   26,283                $   31,291
15 years                                          44,978                    58,649
20 years                                          68,739                    98,846
25 years                                          98,936                   157,909
30 years                                         137,316                   244,692


(1) The chart is for illustrative purposes only and does not represent the performance of a Series or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in a traditional IRA account will be subject to tax when withdrawn from the account. Distributions from a Roth IRA which meet the conditions required under the Internal Revenue Code will not be subject to tax upon withdrawal from the account.

MUTUAL FUND PROGRAMS


From time to time, a Series may be included in a mutual fund program with other Prudential mutual funds. Under such a program, a group of portfolios will be selected and thereafter promoted collectively. Typically, these programs are created with an investment theme, such as to seek greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. A Series may waive or reduce its minimum initial investment requirements in connection with such a program.


The mutual funds in the program may be purchased individually or as a part of the program. Since the allocation of portfolios included in the program may not be appropriate for all investors, investors should consult their PSI Financial Adviser or Prudential/Pruco Securities Representative concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.

                                 NET ASSET VALUE


Each Series' net asset value per share or NAV is determined by subtracting its liabilities from the value of its assets and dividing the remainder by the number of outstanding shares. NAV is calculated separately for each class. The Directors have fixed the specific time of day for the computation of each Series' net asset value to be as of 4:00 p.m. New York time.

Under the 1940 Act, the Directors are responsible for determining in good faith the fair value of securities of each Series. In accordance with procedures adopted by the Directors, the value of investments listed on a securities exchange and Nasdaq National Market System securities (other than options on stock and stock indexes) are valued at the last sale price of such exchange system on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices on such day, or at the bid price on such day in the absence of an asked price. Corporate bonds (other than convertible debt securities and U.S. Government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager in consultation with the applicable Subadviser to be over-the-counter, are valued on the basis of valuations provided by an independent pricing agent or principal market maker which uses information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager in consultation with the applicable Subadviser to be over-the-counter, are valued at the mean between the last reported bid and asked prices provided by principal market makers. Options on stock and stock indexes traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on the respective exchange and futures contracts and options thereon are valued at their last sale prices as of the close of trading on the applicable commodities exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank or dealer, and forward currency exchange contracts are valued at the current cost of covering or offsetting such contracts. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the Manager under procedures established by and under the general supervision of the Fund's Board of Directors.


Securities or other assets for which reliable market quotations are not readily available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager or Subadviser (or the Valuation Committee or the Board of Directors) does not represent fair value, are valued by the Valuation Committee or Board of Directors in consultation with the Manager or Subadviser including its portfolio manager, traders, and its research and credit analysts, on the basis of the following factors: cost of the security, transactions in comparable securities, relationships among various securities and such other factors as may be determined by the Manager, Subadviser, Board of Directors or Valuation Committee to materially affect the value of the security. Short-term debt securities are valued at cost, with interest accrued or discount amortized to the date of maturity, if their original maturity was 60 days or less, unless this is determined by the Directors not to represent fair value. Short-term securities with remaining maturities of more than 60 days, for which market quotations are readily available, are valued at their current market quotations as supplied by an independent pricing agent or principal market maker.

Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different NAVs and dividends. The NAVs of Class B and Class C shares will generally be lower than the NAV of Class A shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. The NAV of Class Z shares will generally be higher than the NAVs of Class A, Class B and Class C shares as a result of the fact that the Class Z shares are not subject to any distribution or service fee. It is expected, however, that the NAVs of the four classes will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

                       TAXES, DIVIDENDS AND DISTRIBUTIONS


Each Series has elected to qualify and intends to remain qualified as a regulated investment company under the Internal Revenue Code for each taxable year. Accordingly, a Series must, among other things, (1) derive at least 90% of its gross income from dividends, interest, proceeds from loans of securities and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; and (2) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the value of its assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies and other securities, with such other securities limited in respect of any one issuer to an amount not greater than 5% of such Series' assets, and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies) and (3) distribute to its shareholders at least 90% of its net investment income and net short-term capital gains ( that is, the excess of net short-term capital gains over net long-term capital losses) in each year. These requirements may limit a Series' ability to invest in other types of assets.

As a regulated investment company, a Series will not be subject to federal income tax on its net investment income and capital gains, if any, that it distributes to its shareholders, provided (among other things) that at least 90% of the Funds' net investment income (including net short-term capital gains) other than long-term capital gains earned in the taxable year is distributed. Each Series intends to distribute annually to its shareholders all of its taxable net investment income, which includes dividends, interest and any net short-term capital gains in excess of net long-term capital losses. The Board of Directors of the Fund will determine once a year whether to distribute any net long-term capital gains in excess of any net short-term capital losses. In determining the amount of capital gains to be distributed, any capital loss carryovers from prior years will be offset against capital gains. A 4% nondeductible excise tax will be imposed on a Series to the extent such Series does not meet certain distribution requirements by the end of each calendar year.


Gains or losses attributable to foreign currency contracts, or to fluctuations in exchange rates between the time a Series accrues income, expenses or other liabilities denominated in a foreign currency and the time such Series actually collects such income or pays such liabilities, are treated as ordinary income or ordinary loss for federal income tax purposes. Similarly, gains or losses on the disposition of debt securities held by a Series, if any, denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates are also treated as ordinary income or loss.


Gains or losses on sales of securities by a Series will generally be treated as long-term capital gains or losses if the securities have been held by it for more than one year. Long-term capital gains are taxed at different rates depending on: (1) the shareholder's income tax bracket; (2) whether the securities were held by the Fund for more than five years; and (3) the date on which the securities were acquired by the Fund. Other gains or losses on the sale of securities will be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities will generally be treated as gains and losses from the sale of securities. If an option written by a Series on securities lapses or is terminated through a closing transaction, such as a purchase by a Series of the option from its holder, a Series will generally realize short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by such Series in the closing transaction. If securities are sold by a Series pursuant to the exercise of a call option written by it, such Series will include the premium received in the sale proceeds of the securities delivered in determining the amount of gain or loss on the sale. Certain of a Series' transactions may be subject to wash sale straddle, constructive sale and short sale provisions of the Internal Revenue Code which may, among other things, require such Series to defer losses, recognize gain or cause gain to be treated as short-term capital gain and taxed at ordinary income rates rather than long-term capital gain rates. In addition, debt securities acquired by a Series may be subject to original issue discount rules which may, among other things, cause such Series to accrue income in advance of the receipt of cash with respect to interest and market discount rules which may, among other things, cause gains to be treated as ordinary income.

Special rules apply to most options on stock indexes, certain futures contracts and options thereon, and foreign currency forward contracts in which the Series may invest. See "Investment Objectives and Policies" in each Series' prospectus. These investments generally will constitute Section 1256 contracts and will be required to be "marked to market" for federal income tax purposes at the end of the Series' taxable year, that is, treated as having been sold at their fair market value on the last day of the Series' taxable year. Except with respect to foreign currency forward contracts, sixty percent of any capital gain or loss recognized on such deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will generally be treated as short-term capital gain or loss. Foreign currency forward contract gain or loss will be recognized as ordinary income or loss.

Foreign currency forward contracts, options and futures contracts entered into by a Series may create "straddles" for federal income tax purposes, which may result in the deferral of losses on positions held by the Series to the extent of any unrecognized gain on offsetting positions held by the Series.


A "passive foreign investment company" ("PFIC") is a foreign corporation that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. If a Series acquires and holds stock in a PFIC beyond the end of the year of its acquisition, such Series will be subject to federal income tax on a portion of any "excess distribution" received on the stock or of any gain from disposition of the stock (collectively "PFIC income"), plus interest thereon, even if such Series distributes the PFIC income as a taxable dividend to its shareholders. If a Series elects to treat any PFIC in which it invests as a "qualified electing fund," then in lieu of the foregoing tax and interest obligation, such Series will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain, even if they are not distributed to such Series; those amounts would be subject to the distribution requirements applicable to such Series described above. Because the election to treat a PFIC as a qualifying electing Fund cannot be made without the provision of certain information by the PFIC, a Series may not be able to make such an election. If a Series does not or cannot elect to treat such a PFIC as a "qualified electing fund," such Series can make a "mark-to-market" election, I.E., treat the shares of the PFIC as sold on the last day of such Series' taxable year, and thus avoid the special tax and interest charge. The gains a Series recognizes from the mark-to-market election would be included as ordinary income in the net investment income such Series must distribute to shareholders, notwithstanding that such Series would receive no cash in respect of such gains. Any loss from the mark-to-market election may be recognized by the Fund to the extent of its previously reported mark-to-market gains.


Dividends of net investment income will be taxable to a U.S. shareholder as ordinary income regardless of whether such shareholder receives such dividends in additional shares or in cash. Dividends received from a Series will be eligible for the dividends-received deduction for corporate shareholders only to the extent that a Series' income is derived from certain dividends received from domestic corporations. The amount of dividends qualifying for the dividends-received deduction will be designated as such in a written notice to shareholders mailed not later than 60 days after the end of a Series' taxable year. Distributions of net long-term capital gains, if any, will be taxable as long-term capital gains regardless of whether the shareholder receives such distribution in additional shares or in cash and regardless of how long the shareholder has held a Series' shares, and will not be eligible for the dividends-received deduction for corporations. Shareholders electing to receive dividends and distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of the Series on the reinvestment date.


Any dividends or capital gains distributions received by a shareholder will have the effect of reducing the net asset value of the Series' shares by the exact amount of the dividend or capital gains distribution. If the net asset value of the shares should be reduced below a shareholder's cost as a result of a dividend or capital gains distribution, such dividend or capital gains distribution, although constituting a return of capital, will be taxable as described above. Prior to purchasing shares of the Series, therefore, the investor should carefully consider the impact of dividends or capital gains distributions which are expected to be or have been announced.

Any loss realized on a sale, redemption or exchange of shares of the Series by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before the disposition of shares). Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares.

If a shareholder who acquires shares of the Series sells or otherwise disposes of such shares within 90 days of acquisition, certain sales charges incurred in acquiring such shares may not be included in the basis of such shares for purposes of calculating gain or loss realized upon such sale or disposition.


Distributions of net investment income made to a nonresident alien individual, a nonresident alien fiduciary of a foreign estate or trust, foreign corporation or foreign partnership (a foreign shareholder) generally will be subject to U.S. withholding tax at a rate of 30% (or lower treaty rate), unless the dividends are effectively connected with the U.S. trade or business of the shareholder and the shareholder complies with certain filing requirements. Gains realized upon the sale or redemption of shares of the Series by a foreign shareholder and distributions of net long-term capital gains to a foreign shareholder will generally not be subject to U.S. income tax unless the gain is effectively connected with a trade or business carried on by the shareholder within the United States. In the case of a foreign shareholder who is a nonresident alien individual, the Series may be required to withhold U.S. federal income tax at the rate of 31% of distributions of net long-term capital gains unless IRS Form W-8 is provided. If distributions are effectively connected with a U.S. trade or business carried on by a foreign shareholder, distributions of net investment income and net long-term capital gains will generally be subject to U.S. income tax at the graduated rates applicable to U.S. citizens or domestic corporations. The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences resulting from their investment in the Series.


Income received by the Series from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Series' assets to be invested in various countries is not known.


If the Series is liable for foreign taxes, the Series expects to meet the requirements of the Internal Revenue Code for "passing-through" to its shareholders foreign income taxes paid, but there can be no assurance that the Series will be able to do so. Under the Internal Revenue Code, if more than 50% of the value of the Series' total assets at the close of its taxable year consists of stock or securities of foreign corporations, the Series will be eligible and may file an election with the Internal Revenue Service to "pass-through" to the Series' shareholders the amount of foreign income taxes paid by the Series. Pursuant to this election shareholders will be required to:
(1) include in gross income (in addition to taxable dividends actually received) their pro rata share of the foreign income taxes paid by the Series; (2) treat their pro rata share of foreign income taxes as paid by them; and (3) either deduct their pro rata share of foreign income taxes in computing their taxable income or, subject to certain limitations, use it as a foreign tax credit against U.S. income taxes. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. A shareholder that is a foreign shareholder may not be able to claim a credit or deduction against such tax for the foreign taxes treated as having been paid by such shareholder. Accordingly, a foreign shareholder may recognize additional taxable income as a result of the Series' election to pass through the foreign taxes to shareholders. The amount of foreign taxes for which a shareholder may claim a credit in any year will generally be subject to various limitations including a separate limitation for "passive income," which includes, among other things, dividends, interest and certain foreign currency gains.


Each shareholder will be notified within 60 days after the close of the Series' taxable year whether the foreign income taxes paid by the Series will "pass-through" for that year and, if so, such notification will designate (1) the shareholder's portion of the foreign income taxes paid to each such country and (2) the portion of the dividend which represents income derived from sources within each such country.

The per share dividends on Class B and Class C shares will be lower than the per share dividends on Class A or Class Z shares as a result of the higher distribution-related fee applicable to the Class B and Class C shares and lower on Class A shares in relation to Class Z shares. The per share distributions of net capital gains, if any, will be paid in the same amount for Class A, Class B, Class C and Class Z shares.


Distributions may be subject to additional state and local taxes. Shareholders are advised to consult their own tax advisers with respect to the federal, state and local tax consequences resulting from their investment in the Series.


                             PERFORMANCE INFORMATION

AVERAGE ANNUAL TOTAL RETURN. A Series may from time to time advertise its average annual total return. Average annual total return is determined separately for Class A, Class B, Class C and Class Z shares.

Average annual total return is computed according to the following formula:

                             P(1+T) POWER OF n = ERV

Where:    P = a hypothetical initial payment of $1,000.
          T = average annual total return.
          n = number of years.
          ERV = ending redeemable value at the end of the 1, 5 or 10 year periods (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods.

Average annual total return takes into account any applicable initial or contingent deferred sales charge but does not take into account any federal or state income taxes that may be payable upon redemption.


GLOBAL GROWTH SERIES: The average annual total return for Class A shares for the one year, five year and since-inception periods ended October 31, 2002 was -20.69%, -2.73% and 4.26%, respectively. The average annual total return with respect to the Class B shares of Global Growth series for the one, five and ten year periods ended on October 31, 2002 was -21.24%, -2.52% and 5.93%, respectively. The average annual total return for Class C shares for the one year, five year and since-inception (August 1, 1994) periods ended October 31, 2002 was -18.91%, -2.63% and 2.08%, respectively. The average annual total return for Class Z shares of Global Growth series for the one year, five year and since-inception (March 1, 1996) periods ended October 31, 2002 was -16.50%, -1.50% and 1.84%, respectively.

INTERNATIONAL VALUE SERIES: The average annual total return for Class A, Class B and Class C shares for the one-year period ended October 31, 2002 was -19.31%, -19.80% and -17.34%, respectively. The average annual total return for Class A, Class B and Class C shares for the five year period ended October 31, 2002 was -2.57%, -2.50% and -2.50% respectively. The average annual total return for Class A, Class B and Class C shares for the since-inception (September 23, 1996) period ended October 31, 2002 was -.11%, -.04% and -.18%, respectively. The average annual total return for Class Z shares for the one-year, five year and since-inception (November 5, 1992) periods ended October 31, 2002 was -14.91%, -1.34% and 6.41%, respectively.

INTERNATIONAL GROWTH SERIES: Class A, Class B, Class C and Class Z shares were first offered on March 1, 2000. The average annual total return for Class A, Class B, Class C and Class Z shares for the one year period ended October 31, 2002 was -18.70%, -19.29%, -16.74% and -14.35%, respectively. The average annual total return for Class A, Class B, Class C and Class Z shares for the since-inception period (March 1, 2000) ended October 31, 2002 was -32.13%, -32.09%, -31.56% and -30.68%, respectively.

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS AND AFTER TAXES ON DISTRIBUTION AND REDEMPTION)

Average annual total return (after taxes on distributions and after taxes on distributions and redemption) take into account any applicable initial or contingent deferred sales charges and take into account federal income taxes that may be payable upon receiving distributions and following redemption. Federal income taxes are calculated using the highest marginal income tax rates in effect on the reinvestment date.

     Average annual total return (after taxes on distributions) is computed according to the following formula:


                                 P(1+T)n=ATV BASE OF D

Where:    P = a hypothetical initial payment of $1000.
          T = average annual total return (after taxes on distributions, or after taxes on distributions and redemption, as applicable).
          n = number of years.
          ATV BASE OF D = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5- or 10-year periods (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemptions.

     Average annual total return (after taxes on distributions and redemption) is computed according to the following formula:

                                P(1+T)n=ATV BASE OF DR

Where:    P = a hypothetical initial payment of $1000.
          T = average annual total return (after taxes on distributions, or after taxes on distributions and redemption, as applicable).
          n = number of years.

          ATV BASE OF DR = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5- or 10-year periods (or fractional portion thereof), after taxes on fund distributions and redemption.


AGGREGATE TOTAL RETURN. A Series may also advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B, Class C and Class Z shares.

Aggregate total return represents the cumulative change in the value of an investment in the Series and is computed according to the following formula:

                                     ERV - P
                                     -------
                                        P

Where:    P = a hypothetical initial payment of $1000.
          ERV = ending redeemable value at the end of the 1, 5 or 10 year periods (or fractional portion thereof) of a hypothetical $1000 payment made at the beginning of the 1, 5 or 10 year periods.

Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges.


GLOBAL GROWTH SERIES: The aggregate total return with respect to the Class A shares of Global Growth Series for the one year, five year and since inception periods ended October 31, 2002 was -16.52%, -8.34% and 79.46%, respectively. The aggregate total return with respect to the Class B shares of Global Growth Series for the one, five and ten year periods ended on October 31, 2002 was -17.10%, -11.40% and 77.84%, respectively. The aggregate total return for Class C shares for the one-year, five year and since-inception (August 1, 1994) periods ended October 31, 2002 was -17.26%, -11.57% and 19.73%, respectively. The aggregate total return for Class Z shares of Global Growth Series for the one-year, five year and since-inception (March 1, 1996) periods ended October 31, 2002 was -16.50%, -7.27% and 12.95%, respectively.

INTERNATIONAL VALUE SERIES: The aggregate total return with respect to the Class A shares of International Value Series for the one year, five year, and since-inception (September 23, 1996) periods ended October 31, 2002 was -15.07%, -7.60% and 4.59%, respectively. The aggregate total return with respect to the Class B shares of the International Value Series for the one year, five year and since-inception (September 23, 1996) periods ended on October 31, 2002 was -15.77%, -11.14% and -.26%, respectively. The aggregate total return with respect to the Class C shares of the Series for the one year, five year and since-inception (September 23, 1996) periods ended on October 31, 2002 was -15.70%, -11.02% and -.12%, respectively. The aggregate total return for Class Z shares for the one year, five year and since-inception (November 5, 1992) periods ended October 31, 2002 was -14.91%, -6.52% and 85.93%, respectively.

INTERNATIONAL GROWTH SERIES: Class A, Class B, Class C and Class Z shares were first offered on March 1, 2000. The annual return for Class A, Class B, Class C and Class Z shares for the one-year period ended October 31, 2002 was -14.42%, -15.05%, -15.05% and -14.35%, respectively. The annual return for Class A, Class B, Class C and Class Z shares for the since-inception (March 1, 2000) period ended October 31, 2002 was -62.60%, -63.30%, -63.30% and -62.40%, respectively.


ADVERTISING. Advertising materials for the Fund may include biographical information relating to its portfolio manager(s), and may include or refer to commentary by the Fund's manager(s) concerning investment style, investment discipline, asset growth, current or past business experience, business capabilities, political, economic or financial conditions and other matters of general interest to investors. Advertising materials for the Fund also may include mention of The Prudential Insurance Company of America, its affiliates and subsidiaries, and reference the assets, products and services of those entities.

From time to time, advertising materials for the Fund may include information concerning retirement and investing for retirement, may refer to the approximate number of Fund shareholders and may refer to Lipper rankings or Morningstar ratings, other related analysis supporting those ratings, other industry publications, business periodicals and market indexes. In addition, advertising materials may reference studies or analyses performed by the manager or its affiliates. Advertising materials for sector funds, funds that focus on market capitalizations, index funds and international/global funds may discuss the potential benefits and risks of that investment style. Advertising materials for fixed income funds may discuss the benefits and risks of investing in the bond market including discussions of credit quality, duration and maturity.

From time to time, the performance of a Series may be measured against various indexes. Set forth below is a chart which compares the performance of different types of investments over the long term with the rate of inflation.(1)

[CHART]

PERFORMANCE COMPARISON OF DIFFERENT TYPES OF INVESTMENTS OVER THE LONG TERM (12/31/1926-12/31/2001)

Common Stocks           10.7%
Long-Term Gov't Bonds    5.3%
Inflation                3.1%

(1) Source: Ibbotson Associates. Used with permission. All rights reserved. Common stock returns are based on the Standard and Poor's 500 Stock Index, a market-weighted, unmanaged index of 500 common stocks in a variety of industry sectors. It is a commonly used indicator of broad stock price movements. This chart is for illustrative purposes only and is not intended to represent the performance of any particular investment or fund. Investors cannot invest directly in an index. Past performance is not a guarantee of future results.

                              FINANCIAL STATEMENTS


The Fund's financial statements for the fiscal year ended October 31, 2002, incorporated into this SAI by reference to the Funds' 2002 annual report to shareholders (File No. 811-03981), have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on authority of said firm as experts in auditing and accounting.


You may obtain a copy of each Series' annual report at no charge by request to the Fund by calling (800) 225-1852, or by writing to the Fund at 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102.

                   APPENDIX I--DESCRIPTION OF SECURITY RATINGS

MOODY'S INVESTORS SERVICE

DEBT RATINGS

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than that of Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations (that is, they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Baa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

SHORT-TERM DEBT RATINGS

Moody's short-term debt ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted.

PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

- Leading market positions in well-established industries.

- High rates of return on funds employed.

- Conservative capitalization structure with moderate reliance on debt and ample protection.

- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

- Well-established access to a range of financial markets and assured sources of alternative liquidity.

PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This normally will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liability is maintained.

MIG 1: This designation denotes best quality. There is strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes high quality. Margins of protection are ample although not so large as in the proceeding group.

STANDARD & POOR'S RATINGS SERVICES

LONG-TERM ISSUE CREDIT RATINGS

AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligator's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest-rated obligations only in small degrees. The obligator's capacity to meet its financial commitment on the obligation is extremely strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligator's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet the financial commitment on the obligation.

PLUS (+) OR MINUS(-): The ratings from AA to BBB may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

COMMERCIAL PAPER RATINGS

A-1: The designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

NOTES RATINGS

An S&P notes rating reflects the liquidity factors and market risks unique to notes. Notes due in three years or less will likely receive a notes rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

- Amortization schedule--the longer the final maturity relative to other maturities the more likely it will be treated as a note.

- Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

NOTE RATING SYMBOLS ARE AS FOLLOWS:

SP-1: Strong capacity to pay principal and interest. An issue determined to posses a very strong capacity to pay debt service is given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.


FITCH RATINGS


INTERNATIONAL LONG-TERM CREDIT RATINGS

AAA: Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payments of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

SHORT-TERM DEBT RATINGS

F1: Highest credit quality. Indicates the best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

PLUS (+) OR MINUS (-): Plus and minus signs may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA long-term rating category or to short-term ratings other than F-1.

                   APPENDIX II--GENERAL INVESTMENT INFORMATION

The following terms are used in mutual fund investing.

ASSET ALLOCATION

Asset allocation is a technique for reducing risk, providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

DIVERSIFICATION

Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.

DURATION

Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, I.E., principal and interest rate payments. Duration is expressed as a measure of time in years--the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

MARKET TIMING

Market timing--buying securities when prices are low and selling them when prices are relatively higher--may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

POWER OF COMPOUNDING

Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

STANDARD DEVIATION

Standard Deviation is an absolute (non-relative) measure of volatility which, for a mutual fund, depicts how widely the returns varied over a certain period of time. When a fund has a high standard deviation, its range of performance has been very wide, implying greater volatility potential. Standard deviation is only one of several measures of a fund's volatility.

                    APPENDIX III--HISTORICAL PERFORMANCE DATA

The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.

This chart shows the long-term performance of various asset classes and the rate of inflation.

[CHART]

                EACH INVESTMENT PROVIDES A DIFFERENT OPPORTUNITY

Source: Ibbotson Associates. Used with permission. This chart is for illustrative purposes only and is not indicative of the past, present, or future performance of any asset class or any Prudential Mutual Fund.

Generally, stock returns are due to capital appreciation and the reinvestment of distributions. Bond returns are attributable mainly to reinvestment of interest. Also, stock prices are usually more volatile than bond prices over the long-term.

Small stock returns for 1926-1980 are those of stocks comprising the 5th quintile of the New York Stock Exchange. Thereafter, returns are those of the Dimensional Fund Advisors (DFA) Small Company Fund. Common stock returns are based on the S&P Composite Index, a market-weighted, unmanaged index of 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.

Long-term government bond returns are measured using a constant one-bond portfolio with a maturity of roughly 20 years. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the U.S. Government as to the timely payment of principal and interest; equities are not. Inflation is measured by the consumer price index (CPI).

IMPACT OF INFLATION. The "real" rate of investment return is that which exceeds the rate of inflation, the percentage change in the value of consumer goods and the general cost of living. A common goal of long-term investors is to outpace the erosive impact of inflation on investment returns.

Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield bonds and world government bonds on an annual basis from 1990 through 2001. The total returns of the indexes include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of either Series or of any sector in which a Series invests.

                                      III-1

All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Risk/Return Summary - Fees and Expenses" in the prospectus for each Series. The net effect of the deduction of the operating expenses of a mutual fund on these historical total returns, including the compounded effect over time, could be substantial.


            HISTORICAL TOTAL RETURNS OF DIFFERENT BOND MARKET SECTORS


                                   1990   1991   1992    1993    1994    1995   1996   1997    1998    1999     2000     2001
U.S. GOVERNMENT
TREASURY
BONDS(1)                           8.5%   15.3%   7.2%   10.7%  (3.4)%   18.4%   2.7%   9.6%   10.0%  (2.56)%  13.52%    7.23%
U. S. GOVERNMENT
MORTGAGE
SECURITIES(2)                     10.7%   15.7%   7.0%    6.8%  (1.6)%   16.8%   5.4%   9.5%    7.0%   1.86%   11.16%    8.22%
U.S. INVESTMENT GRADE
CORPORATE BONDS(3)                 7.1%   18.5%   8.7%   12.2%  (3.9)%   22.3%   3.3%  10.2%    8.6%  (1.96)%   9.39%   10.40%
U.S.
HIGH YIELD
CORPORATE
BONDS(4)                          (9.6)%  46.2%  15.8%   17.1%  (1.0)%   19.2%  11.4%  12.8%    1.6%   2.39%   (5.86)%   5.28%
WORLD
GOVERNMENT
BONDS(5)                          15.3%   16.2%   4.8%   15.1%   6.0%    19.6%   4.1%  (4.3)%   5.3%  (5.07)%  (2.63)%  (3.54)%
DIFFERENCE BETWEEN HIGHEST AND
LOWEST RETURN PERCENT             24.9%   30.9%  11.0%   10.3%   9.9%     5.5%   8.7%  17.1%    8.4%   7.46%   19.38%   13.94%


(1) LEHMAN BROTHERS TREASURY BOND INDEX is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year.

(2) LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX is an unmanaged index that includes over 600 15- and 30-year fixed-rate mortgage-backed securities of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC).

(3) LEHMAN BROTHERS CORPORATE BOND INDEX includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S. dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year.

(4) LEHMAN BROTHERS HIGH YIELD BOND INDEX is an unmanaged index comprising over 750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by Standard & Poor's or Fitch Investors Service). All bonds in the index have maturities of at least one year.
Source: Lipper, Inc.

(5) SALOMON SMITH BARNEY WORLD GOVERNMENT INDEX (NON U.S.) includes over 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including those in Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.

                                      III-2

This chart illustrates the performance of major world stock markets for the period from December 31, 1985 through December 31, 2001. It does not represent the performance of any Prudential Mutual Fund.

[CHART]

            AVERAGE ANNUAL TOTAL RETURNS OF MAJOR WORLD STOCK MARKETS
                    (12/31/1995 - 12/31/2001)(IN U.S.DOLLARS)

Source: Morgan Stanley Capital International (MSCI) based on data retrieved from Lipper Analytical New Application (LANA). Morgan Stanley country indexes are unmanaged indexes which include those stocks making up the largest two-thirds of each country's total stock market capitalization. This chart is for illustrative purposes only and is not indicative of the past, present or future performance of any specific investment. Investors cannot invest directly in stock indexes.

                                      III-3

This chart shows the growth of a hypothetical $10,000 investment made in the stock representing the S&P 500 stock index with and without reinvested dividends.

[CHART]

Source: Lipper, Inc. Used with permission. All rights reserved. This chart is for illustrative purposes only and is not representative of the past, present or future performance of any Prudential Mutual Fund. Common Stock total returns are based on the S&P 500 Index, a market-value weighted index made up of 500 of the largest stocks in the U.S. based upon their stock market value. Investors cannot buy or invest in market indexes.

                                      III-4

[CHART]

                   WORLD STOCK MARKET CAPITALIZATION BY REGION
                           WORLD TOTAL: 15.9 TRILLION

U.S             45.4%
Europe          33.2%
Pacific Basin   18.4%
Canada           3.0%

Source: Morgan Stanley Capital International, December 31, 2001. Used with permission. This chart represents the capitalization of major world stock markets as measured by the Morgan Stanley Capital International (MSCI) World Index. The total market capitalization is based on the value of approximately 1,577 companies in 22 countries (representing approximately 60% of the aggregate market value of the stock exchanges). This chart is for illustrative purposes only and does not represent the allocation of any Prudential mutual fund.

                                      III-5

This chart below shows the historical volatility of general interest rates as measured by the long term U.S. Treasury Bond.


[CHART]

            LONG TERM U.S. TREASURY BOND YIELD IN PERCENT(1926-2001)


Source: Ibbotson Associates. Used with permission. All rights reserved. The chart illustrates the historical yield of the long-term U.S. Treasury Bond from 1926-2001. Yields represent that of an annually renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes and should not be construed to represent the yields of any Prudential mutual fund.


                                      III-6

                      PRUDENTIAL EUROPE GROWTH FUND, INC.

                      Statement of Additional Information
                                 June 30, 2003

   Prudential Europe Growth Fund, Inc. (the "Fund") is an open-end, diversified management investment company. The Fund's investment objective is long-term growth of capital. The Fund seeks to achieve its objective by investing primarily in securities (common stock, preferred stock, rights that can be exercised to obtain stock, warrants and debt securities or preferred stocks which are convertible or exchangeable for common stock or preferred stock and interests in master limited partnerships, among others) of companies doing business in or domiciled in Europe. Under normal circumstances, the Fund intends to invest at least 80% of its investable assets in such securities. The Fund may also invest in equity-related securities of other companies and in non-convertible fixed-income obligations, engage in various derivatives transactions, including options on equity securities, financial indexes and foreign currencies, futures contracts on foreign currencies and foreign currency exchange contracts and may purchase and sell futures contracts on foreign currencies and groups of currencies and financial or stock indices to hedge its portfolio and to attempt to enhance return. There can be no assurance that the Fund's investment objective will be achieved. See "Description of the Fund, Its Investments and Risks."

   Gartmore Global Partners (GGP), the subadviser to the Fund, maintains a group of professionals with knowledge of and experience in European markets. Representatives of this group pay on-site visits to many companies considered for the Fund, focus on key themes that could provide growth potential in Europe and evaluate investment opportunities for the Fund in the privatization of industries in Europe.

   The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102, and its telephone number is (800) 225-1852.

   The Statement of Additional Information (SAI) is not a prospectus and should be read in conjunction with the Fund's Prospectus dated June 30, 2003 (the Prospectus), a copy of which may be obtained at no charge from the Fund upon request.

   The Fund's financial statements for the fiscal year ended April 30, 2003 are incorporated into this SAI by reference to the Fund's 2003 annual report to shareholders (File No. 811-07167). You may obtain a copy of the Fund's annual report at no charge by request to the Fund at the address or telephone number noted above.

                               TABLE OF CONTENTS

                                                                 Page
                                                                 -----
         Fund History........................................... B-2
         Description of the Fund, Its Investments and Risks..... B-2
         Risk Management and Return Enhancement Strategies...... B-8
         Investment Restrictions................................ B-15
         Management of the Fund................................. B-17
         Control Persons and Principal Holders of Securities.... B-22
         Investment Advisory and Other Services................. B-22
         Brokerage Allocation and Other Practices............... B-28
         Capital Stock and Organization......................... B-29
         Purchase, Redemption and Pricing of Fund Shares........ B-30
         Shareholder Investment Account......................... B-40
         Net Asset Value........................................ B-45
         Taxes, Dividends and Distributions..................... B-46
         Performance Information................................ B-49
         Financial Statements................................... B-51
         Appendix I--Description of Security Ratings............ I-1
         Appendix II--General Investment Information............ II-1
         Appendix III--Historical Performance Data.............. III-1

--------------------------------------------------------------------------------
MF160B

                                 FUND HISTORY

   The Fund was organized under the laws of Maryland on March 16, 1994 as a corporation.

   The Board of Directors of the Fund has recently approved a proposal to exchange the assets and liabilities of the Fund for shares of Prudential Global Growth Fund, a series of Prudential World Fund, Inc. Class A, Class B, Class C and Class Z shares of the Fund would be exchanged at net asset value for the respective Class A, Class B, Class C and Class Z shares of equivalent value of Prudential Global Growth Fund.

   The transfer is subject to approval by the shareholders of the Fund. A shareholders' meeting is scheduled to occur in September 2003. It is anticipated that a proxy statement/prospectus relating to the transaction will be mailed to the Fund's shareholders in July 2003.

   Under the terms of the proposal, shareholders of the Fund would become shareholders of Prudential Global Growth Fund. No sales charges would be imposed on the proposed transfer. The Fund anticipates obtaining an opinion of counsel that the transaction will not result in gain or loss to shareholders of the Fund for federal income tax purposes.

   The Fund will no longer accept orders to purchase or exchange into its shares of any class, except for purchases by certain automatic investment, retirement and savings plans (excluding IRA accounts) or investors who have executed a letter of intent prior to June 2, 2003. Existing shareholders may continue to acquire shares through dividend reinvestment. The current exchange privilege of obtaining shares of other Prudential mutual funds and the current redemption rights will remain in effect until the transaction is consummated.

   The investment objective of Prudential Global Growth Fund is to seek long-term growth of capital by investing primarily in a portfolio of equity-related securities of medium-size and large U.S. and foreign (non-U.S. based) companies. Income is a secondary objective.

              DESCRIPTION OF THE FUND, ITS INVESTMENTS AND RISKS

Classification

   The Fund is an open-end, diversified management investment company.

Investment Strategies and Risks

   The Fund's investment objective is long-term growth of capital. It seeks to achieve this objective by investing primarily in equity-related securities (common stock, preferred stock, rights, warrants and debt securities or preferred stock which are convertible or exchangeable for common stock or preferred stock and interest in master limited partnerships, among others) of companies doing business in or domiciled in Europe. Companies doing business or domiciled in Europe include (1) companies organized under the laws of a European country, (2) companies for which the principal securities trading market is in Europe, (3) companies which derive at least 50% of their revenues or profits from goods produced or sold, investments made or services performed in Europe or (4) companies which have at least 50% of their assets situated in Europe. See "How the Fund Invests--Investment Objective and Policies" in the Prospectus. European countries include, but are not limited to, Austria, Belgium, Bulgaria, the Czech Republic, Denmark, Finland, France, Germany, Greece, Hungary, Ireland, Italy, Luxembourg, the Netherlands, Norway, Poland, Portugal, Romania, Russia, Slovakia, Spain, Sweden, Switzerland, Turkey and the United Kingdom.

Equity-Related Securities

   The Fund may invest in equity-related securities. Equity-related securities include common stock, preferred stock, rights, warrants and also debt securities or preferred stock which are convertible into or exchangeable for common stock or preferred stock and interests in master limited partnerships, among others.

   With respect to equity-related securities, the Fund may purchase America Depositary Receipts ("ADRs"). ADRs are U.S. dollar-denominated certificates issued by a United States bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank and traded on a United States exchange or in an over-the-counter market. Generally, ADRs are in registered form. There are no fees imposed on the purchase or sale of ADRs when purchased from the issuing bank or trust company in the initial underwriting, although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of ADRs into the underlying securities. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities since: (1) ADRs are U.S. dollar-denominated investments that are registered domestically, easily transferable, and for which market quotations are readily available; and (2) issuers whose securities are represented by ADRs are usually subject to auditing, accounting, and financial reporting standards comparable to those of domestic issuers.

   The Fund may purchase sponsored or unsponsored ADRs. In a sponsored program, the foreign issuer arranges for the bank or trust company to hold the underlying foreign securities and issue the dollar-denominated certificates. An unsponsored program is not initiated or "sponsored" by the foreign issuer. As such, there may be less information available about a foreign issuer for which an unsponsored program was initiated than a foreign issuer that participates in a sponsored program.

Convertible Securities

   A convertible security is a bond or preferred stock which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but are usually subordinated to similar nonconvertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation dependent upon a market price advance in the convertible security's underlying common stock. The Fund may invest up to 25% of its net assets in foreign convertible securities having a minimum rating of at least "B" by a nationally recognized statistical rating organization.

   In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., its value upon conversion into its underlying common stock). As a fixed-income security, a convertible security tends to increase its market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

Warrants

   The Fund may invest up to 5% of its net assets in warrants. A warrant gives the holder thereof the right to subscribe by a specified date to a stated number of shares of stock of the issuer at a fixed price. Warrants tend to be more volatile than the underlying stock, and if at a warrant's expiration date the stock is trading at a price below the price set in the warrant, the warrant will expire worthless. Conversely, if at the expiration date the underlying stock is trading at a price higher than the price set in the warrant, the Fund can acquire the stock at a price below its market value.

When-Issued and Delayed Delivery Securities

   From time to time, in the ordinary course of business, the Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place as much as a month or more in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. The Fund's custodian will segregate cash, U.S. Government securities or other liquid unencumbered assets, marked to market daily, having a value equal to or greater than the Fund's purchase commitments. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities the value may be more or less than the purchase price and an increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund's net asset value. If the Fund chooses to dispose of the when-issued security prior to its receipt of and payment for, the security, it could, as with the disposition of any portfolio security, incur a gain or loss due to market fluctuations.

Short Sales Against-the-Box

   The Fund may make short sales of securities or maintain a short position, provided that (1) at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration for an equal amount of the securities of the same issuer as the securities sold short (a short sale against-the-box) and (2) that not more than 25% of the Fund's net assets (determined at the time of the short sale) may be subject to such sales. Short sales will be made primarily for the purpose of hedging for a limited period of time certain long positions maintained by the Fund. In certain limited circumstances, a short sale against-the-box may be entered into without triggering the recognition of gains of an appreciated financial position in the security being sold short, but the short position must be closed within 30 days of the close of the tax year of the Fund to avoid recognition of gain for federal income tax purposes.

U.S. Government Securities

   U.S. Treasury Securities. The Fund is permitted to invest in U.S. Treasury securities, including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. Government and, as such, are backed by the "full faith and credit" of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances.

   Securities Issued or Guaranteed by U.S. Government Agencies and Instrumentalities. The Fund may invest in securities issued by agencies of the U.S. Government or instrumentalities of the U.S. Government. These obligations, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States. Obligations of the Government National Mortgage Association (GNMA), the Farmers Home Administration and the Small Business Administration are backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments. Securities in which the Fund may invest which are not backed by the full faith and credit of the United States include obligations such as those issued by the Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation (FHLMC), the Federal National Mortgage Association, the Student Loan Marketing Association, Resolution Funding Corporation and the Tennessee Valley Authority, each of which has the right to borrow from the U.S. Treasury to meet its obligations, and obligations of the Farm Credit System, the obligations of which may be satisfied only by the individual credit of the issuing agency. FHLMC investments may include collateralized mortgage obligations.

   Obligations issued or guaranteed as to principal and interest by the U.S. Government may be acquired by the Fund in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain United States Treasury notes or bonds. Such notes and bonds are held in custody by a bank on behalf of the owners. These custodial receipts are commonly referred to as Treasury strips.

   Mortgage-Related Securities Issued by U.S. Government Agencies and Instrumentalities. The Fund may invest in mortgage-backed securities, including those which represent undivided ownership interests in pools of mortgages. The U.S. Government or the issuing agency or instrumentality guarantees the payment of interest on and principal of these securities. However, the guarantees do not extend to the yield or value of the securities nor do the guarantees extend to the yield or value of the Fund's shares. These securities are in most cases "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life of a particular issue of pass-through certificates. Mortgage-backed securities are often subject to more rapid repayment than their maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying mortgage obligations. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. The Fund's ability to invest in high-yielding mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages must be reinvested in securities which have lower yields than the prepaid mortgages. Moreover, prepayments of mortgages which underlie securities purchased at a premium could result in capital losses. During periods of rising interest rates, the rate of prepayment of mortgages underlying mortgage-backed securities can be expected to decline, extending the projected average maturity of the mortgage-backed securities. This maturity extension risk may effectively change a security which was considered short- or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short- or intermediate-term securities.

   The Fund may invest in both Adjustable Rate Mortgage Securities (ARMs), which are pass-through mortgage securities collateralized by adjustable rate mortgages, and Fixed-Rate Mortgage Securities (FRMs), which are collateralized by fixed-rate mortgages.

   The values of U.S. Government securities (like those of other fixed-income securities generally) will change as interest rates fluctuate. During periods of falling U.S. interest rates, the values of U.S. Government securities generally rise and, conversely, during periods of rising interest rates, the values of such securities generally decline. The magnitude of these fluctuations will generally be greater for securities with longer-term maturities.

Securities of Foreign Issuers

   The value of the Fund's foreign investments may be significantly affected by changes in currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar falls against such currency. In addition, the value of the Fund's assets may be affected by losses and other expenses incurred in converting between various currencies in order to purchase and sell foreign securities and by currency restrictions and exchange control regulation.

   The economies of many of the countries in which the Fund may invest are not as developed as the economy of the U.S. and may be subject to significantly different forces. Political or social instability, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets, could also adversely affect the value of investments.

   Foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, in general, there is less publicly available information about foreign securities than is available about domestic securities. Many foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source which would reduce dividend income payable to shareholders.

   Brokerage commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the U.S. are likely to be higher. The securities markets in many of the countries in which the Fund may invest will have substantially less trading volume than the principal U.S. markets. As a result, the securities of some companies in these countries may be less liquid and more volatile than comparable U.S. securities. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers, which may make it difficult to enforce contractual obligations.

Foreign Debt Securities

   The Fund is permitted to invest in foreign corporate and government debt securities. "Foreign government debt securities" include debt securities issued or guaranteed, as to payment of principal and interest, by governments, quasi-governmental entities, governmental agencies, supranational entities and other governmental entities (collectively, Government Entities) of foreign countries denominated in the currency of another such country.

   A "supranational entity" is an entity constituted by the national governments of several countries to promote economic development. Examples of such supranational entities include, among others, the World Bank (International Bank for Reconstruction and Development), the European Investment Bank and the Asian Development Bank. For purposes of the Fund's concentration policy, supranational entities are collectively considered to be a single industry. Debt securities of "quasi-governmental entities" are issued by entities owned by a national, state, or equivalent government or are obligations of a political unit that are not backed by the national government's "full faith and credit" and general taxing powers. Examples of quasi-government issuers include, among others, the Province of Ontario and the City of Stockholm. Foreign government debt securities shall also include debt securities of Government Entities denominated in euros. A European Currency Unit represents specified amounts of the currencies of certain of the member states of the European Community. Foreign government securities shall also include mortgage-backed securities issued by foreign Government Entities including quasi-governmental entities.

Emerging Markets Securities

   The risks of investing in foreign securities are heightened for emerging markets securities. Moreover, emerging markets securities present additional risks which should be considered carefully by an investor in the Fund. Investing in emerging markets securities involves exposure to economies that are less diverse and mature, and political and legal systems which are less stable, than those of developed markets. In addition, investment decisions by international investors, such as the Fund, particularly concurrent buying or selling programs, have a greater effect on securities prices and currency values than in more developed markets. As a result, emerging markets securities have historically been, and may continue to be, subject to greater volatility and share price declines than securities issued by U.S. corporations or companies in other markets that are considered developed.

   Many emerging markets have also experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative impact on securities prices.

Borrowing

   The Fund may borrow up to 33 1/3% of the value of its total assets (calculated when the loan is made) from banks for temporary, extraordinary or emergency purposes or for the clearance of transactions. Asset coverage of 300% must be maintained at all times. The Fund may pledge up to 33 1/3% of its total assets to secure these borrowings. If the Fund borrows to invest in securities, any investment gains made on the securities in excess of interest paid on the borrowing will cause the net asset value of the shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to the Fund, the net asset value of the Fund's shares will decrease faster than would otherwise be the case. This is the speculative factor known as "leverage." The Fund does not intend to borrow more than 5% of its total assets for investment purposes.

Repurchase Agreements

   The Fund may enter into repurchase agreements, pursuant to which the seller of a security agrees to repurchase that security from the Fund at a mutually agreed-upon time and at a price in excess of the purchase price, reflecting an agreed upon rate of return effective for the period of time the Fund's money is invested in the repurchase agreement. The repurchase date is usually within a day or two of the original purchase, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the repurchase agreement. The Fund's repurchase agreements will be collateralized by U.S. Government obligations. The Fund will enter into repurchase transactions only with parties meeting creditworthiness standards approved by the Fund's investment adviser. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will suffer a loss.

   The Fund may participate in a joint repurchase agreement account with other investment companies managed by Prudential Investments LLC (PI) pursuant to an order of the Securities and Exchange Commission (Commission). On a daily basis, any uninvested cash balances of the Fund may be aggregated with those of such investment companies and invested in one or more repurchase agreements. Each fund receives the income earned or accrued in the joint account based on the percentage of its investment.

Lending of Securities

   Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans of the Fund do not exceed in the aggregate 33 1/3% of the value of the Fund's total assets and provided that such loans are callable at any time by the Fund and are at all times secured by cash or equivalent collateral (including a line of credit) that is equal to at least 100% of the market value, determined daily, of the loaned securities. During the time portfolio securities are on loan, the borrower will pay the Fund an amount equivalent to any dividend or interest paid on such securities and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed upon amount of interest income from the borrower. The advantage of such loans is that the Fund continues to receive payments in lieu of the interest and dividends of the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral which will be invested in short-term obligations.

   A loan may be terminated by the borrower on one business day's notice or by the Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by the Board of Directors of the Fund. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund.

   Since voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan. The Fund will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

Illiquid Securities

   The Fund may hold up to 15% of its net assets in illiquid securities. If the Fund were to exceed this limit, the investment adviser would take prompt action to reduce the Fund's holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. Illiquid securities include repurchase agreements which have a maturity of longer than seven days, certain securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable (either within or outside of the United States).

   Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

   Over time, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

   Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers.

   Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and commercial paper for which there is a readily available market will not be deemed to be illiquid. The investment adviser will monitor the liquidity of such restricted securities subject to the supervision of the Board of Directors. In reaching liquidity decisions, the investment adviser will consider, inter alia, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (a) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSRO), or if only one NRSRO rates the securities, by the NRSRO, or, if unrated, be of comparable quality in the view of the investment adviser; and (b) it must not be "traded flat" (i.e. without accrued interest) or in default as to principal or interest. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

   The staff of the Commission has taken the position that purchased over-the-counter options and the assets used as "cover" for written over-the-counter options are illiquid securities unless the Fund and the counterparty have provided for the Fund, at the Fund's election, to unwind the over-the-counter option. The exercise of such an option ordinarily would involve the payment by the Fund of an amount designed to reflect the counterparty's economic loss from an early termination, but does allow the Fund to treat the assets used as "cover" as "liquid."

Securities of Other Investment Companies

   The Fund may invest up to 10% of its total assets in securities of other investment companies, however, pursuant to an Commission exemptive order the Fund may invest up to 25% of its total assets in an affiliated mutual fund. Generally, the Fund does not intend to invest in such securities. If the Fund does invest in securities of other investment companies, shareholders of the Fund may be subject to duplicate management and advisory fees.

               RISK MANAGEMENT AND RETURN ENHANCEMENT STRATEGIES

Options on Securities

   The Fund may purchase and write (i.e., sell) put and call options on securities that are traded on U.S. or foreign securities exchanges or that are traded in the over-the-counter markets. A call option is a short-term contract (having a duration of nine months or less) pursuant to which the purchaser, in return for a premium paid, has the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. A put option is a similar contract which gives the purchaser, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security upon exercise at the exercise price. The Fund will generally write put options when its investment adviser desires to invest in the underlying security. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

   A call option written by the Fund is "covered" if the Fund owns the security underlying the option or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds on a share-for-share basis a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Fund in cash or liquid assets in a segregated account with its custodian. A put option written by the Fund is "covered" if the Fund segregates cash, U.S. Government securities or other liquid unencumbered assets, marked-to-market daily, with a value equal to the exercise price, or else holds on a share-for-share basis a put on the same security as the put written if the exercise price of the put held is equal to or greater than the exercise price of the put written.

   If the writer of an option wishes to terminate the obligation, he or she may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be cancelled by the clearing corporation. However, a writer may not effect a closing purchase transaction after he or she had been notified of the exercise of an option. Similarly, an investor who is the holder of an option may liquidate his or her position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected. To secure the obligation to deliver the underlying security in the case of a call option, the writer of the option is generally required to pledge for the benefit of the broker the underlying security or other assets in accordance with the rules of the relevant exchange or clearinghouse, such as The Options Clearing Corporation (OCC), an institution created to interpose itself between buyers and sellers of options in the United States. Technically, the clearinghouse assumes the other side of every purchase and sale transaction on an exchange and, by doing so, guarantees the transaction.

   The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option may be offset in whole or in part by any appreciation of the underlying security if the Fund holds the underlying security in its portfolio.

   The Fund may also purchase a "protective put," i.e., a put option acquired for the purpose of protecting a portfolio security from a decline in market value. In exchange for the premium paid for the put option, the Fund acquires the right to sell the underlying security at the exercise price of the put regardless of the extent to which the underlying security declines in value. The loss to the Fund is limited to the premium paid for, and transaction costs in connection with, the put plus the initial excess if any, of the market price of the underlying security over the exercise price. However, if the market price of the security underlying the put rises, the profit the Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount (net of transaction costs) for which the put may be sold. Similar principles apply to the purchase of puts on stock indices, as described below.

   Options on Securities Indexes. In addition to options on securities, the Fund may also purchase and sell put and call options on securities indexes traded on U.S. or foreign securities exchanges or traded in the over-the-counter markets. Options on securities indexes are similar to options on securities except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the multiplier). The writer of the option is obligated, in return for the premium received, to make delivery of this amount. All settlements on options on indices are in cash, and gain or loss depends on price movements in the securities market generally (or in a particular industry or segment of the market) rather than price movements in individual securities.

   The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indexes may have different multipliers. Because exercises of index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. In addition, unless the Fund has other liquid assets which are sufficient to satisfy the exercise of a call, the Fund would be required to liquidate portfolio securities or borrow in order to satisfy the exercise.

   Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether the Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of security prices in the market generally or in an industry or market segment rather than movements in the price of a particular security. Accordingly, successful use by the Fund of options on index would be subject to the investment adviser's ability to predict correctly movements in the direction of the securities market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks. The investment adviser currently uses such techniques in conjunction with the management of other mutual funds.

Risks of Transactions in Options

   An option position may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event it might not be possible to effect offsetting transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities acquired through the exercise of call options or upon the purchase of underlying securities for the exercise of put options. If the Fund, as a covered call option writer, is unable to effect an offsetting purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

   Reasons for the absence of a liquid secondary market on an options exchange include the following: (1) there may be insufficient trading interest in certain options; (2) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. The Fund intends to purchase and sell only those options which are cleared by clearinghouses whose facilities are considered to be adequate to handle the volume of options transactions.

Risks of Options on Indexes

   The Fund's purchase and sale of options on indexes will be subject to risks described above under "Risks of Transactions in Options." In addition, the distinctive characteristics of options on indexes create certain risks that are not present with stock options.

   Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, the Fund would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in substantial losses to the Fund. It is the Fund's policy to purchase or write options only on indices which include a number of stocks sufficient to minimize the likelihood of a trading halt in the index.

   The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. The Fund will not purchase or sell any index option contract unless and until, in the investment adviser's opinion, the market for such options has developed sufficiently that the risk in connection with such transactions is not substantially greater than the risk in connection with options on securities in the index.

Special Risks of Writing Calls on Indexes

   Because exercises of index options are settled in cash, a call writer, such as the Fund, cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. However, the Fund will write call options on indexes only under the circumstances described below under "Limitations on Purchase and Sale of Stock Options and Options on Stock Indexes, Foreign Currencies and Futures Contracts on Foreign Currencies."

   Price movements in the Fund's portfolio probably will not correlate precisely with movements in the level of the index and, therefore, the Fund bears the risk that the price of the securities held by the Fund may not increase as much as the index. In such event, the Fund would bear a loss on the call which is not completely offset by movements in the price of the Fund's portfolio. It is also possible that the index may rise when the Fund's portfolio of stocks does not rise. If this occurred, the Fund would experience a loss on the call which is not offset by an increase in the value of its portfolio and might also experience a loss in its portfolio.

   Unless the Fund has other liquid assets which are sufficient to satisfy the exercise of a call, the Fund would be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if the Fund fails to anticipate an exercise, it may have to borrow from a bank (in amounts not exceeding 33 1/3% of the Fund's total assets) pending settlement of the sale of securities in its portfolio and would incur interest charges thereon.

   When the Fund has written a call, there is also a risk that the market may decline between the time the Fund has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Fund is able to sell stocks in its portfolio to generate cash to settle the exercise. As with stock options, the Fund will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where the Fund would be able to deliver the underlying securities in settlement, the Fund may have to sell part of its investment portfolio in order to make settlement in cash, and the price of such investments might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with index options than with stock options. For example, even if an index call which the Fund has written is "covered" by an index call held by the Fund with the same strike price, the Fund will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the clearing corporation and the close of trading on the date the Fund exercises the call it holds or the time the Fund sells the call which, in either case, would occur no earlier than the day following the day the exercise notice was filed.

   If the Fund holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

Risks of Options on Foreign Currencies

   Options on foreign currencies involve the currencies of two nations and, therefore, developments in either or both countries affect the values of options on foreign currencies. These risks include government actions affecting currency valuation and the movements of currencies from one country to another. The quantity of currency underlying option contracts represent odd lots in a market dominated by transactions between banks; this can mean extra transaction costs upon exercise. Option markets may be closed while round-the-clock interbank currency markets are open, and this can create price and rate discrepancies.

Risks Related to Forward Foreign Currency Forward Contracts

   A foreign currency forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The Fund may enter into foreign currency forward contracts in several circumstances. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt of dividends or interest payments in a foreign currency with respect to a security it holds, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

   Additionally, when the investment adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The Fund's custodian will segregate cash or other liquid, unencumbered assets, in an amount equal to the value of the Fund's total assets committed to the consummation of foreign currency forward contracts (less the value of any "covering" positions, if any). If the value of the securities segregated declines, additional cash or securities will be segregated on a daily basis so that the value of the account will equal the amount of the Fund's net commitment with respect to such contracts.

   The Fund generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

   It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the forward contract. Accordingly, if a decision is made to sell the security and make delivery of the foreign currency and if the market value of the security is less than the amount of foreign currency that the Fund is obligated to deliver, then it would be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase).

   If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. Should forward contract prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward contract prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

   The Fund's dealing in foreign currency forward contracts will generally be limited to the transactions described above. Of course, the Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities. It also should be recognized that this method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities which are unrelated to exchange rates. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

   Although the Fund values its assets daily in terms of U.S. dollars, it does not intend physically to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Risks of Transactions in Futures Contracts

   The Fund may purchase and sell financial futures contracts which are traded on a commodities exchange or board of trade. A futures contract is an agreement to purchase or sell an agreed amount of securities or currencies at a set price for delivery in the future. There are several risks in connection with the use of futures contracts as a hedging device. Due to the imperfect correlation between the price of futures contracts and movements in the underlying currency or group of currencies, the price of a futures contract may move more or less than the price of the currencies being hedged. In the case of futures contracts on securities indices, one party agrees to deliver to another an amount of cash equal to a specific dollar amount times the difference between the value of a specific securities index at the close of the last trading day of the contract and the price at which the agreement is made.

The correlation between the price of the futures contract and the movements in the index may not be perfect. Therefore, a correct forecast of currency rates, market trends or international political trends by the investment adviser may still not result in a successful hedging transaction.

   Although the Fund will purchase or sell futures contracts only on exchanges where there appears to be an adequate secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular contract or at any particular time. Accordingly, there can be no assurance that it will be possible, at any particular time, to close out a futures position. In the event the Fund could not close out a futures position and the value of such position declined, the Fund would be required to continue to make daily cash payments of variation margin. There is no guarantee that the price movements of the portfolio securities denominated in foreign currencies will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

   Under regulations of the Commodity Exchange Act, investment companies registered under the Investment Company Act of 1940, as amended (the 1940 Act), are exempt from the definition of "commodity pool operator," subject to compliance with certain conditions. The exemption is conditioned upon a requirement that all of the Fund's futures or options transactions constitute bona fide hedging transactions within the meaning of the regulations of the Commodity Futures Trading Commission (CFTC). The Fund will use currency futures and options on futures or commodity options contracts in a manner consistent with this requirement. The Fund may also enter into futures or related options contracts for return enhancement and risk management purposes if the aggregate initial margin and option premiums do not exceed 5% of the liquidation value of the Fund's total assets, after taking into account unrealized profits and unrealized losses on any such contracts, provided, however, that in the case of an option that is in-the-money, the in-the-money amount may be excluded in computing such 5%. The above restriction does not apply to the purchase and sale of futures and related options contracts for bona fide hedging purchases.

   Successful use of futures contracts by the Fund is also subject to the ability of the Fund's investment adviser to predict correctly movements in the direction of markets and other factors affecting currencies or the securities market generally. For example, if the Fund had hedged against the possibility of an increase in currency rates which would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may need to sell securities to meet such requirements. Such sales of securities will not necessarily be at increased prices that reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.

   The hours of trading of futures contracts may not conform to the hours during which the Fund may trade the underlying securities. To the extent that the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.

Options on Futures Contracts

   An option on a futures contract gives the purchaser the right, but not the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

   The holder or writer of an option may close out its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected.

Limitations on Purchase and Sale of Stock Options and Options on Stock Indexes, Foreign Currencies and Futures Contracts on Foreign Currencies

   The Fund may write put and call options on stocks only if they are covered, and such options must remain covered so long as the Fund is obligated as a writer. The Fund will write put options on stock indexes and foreign currencies and futures contracts on foreign currencies only if they are covered by segregating with the Fund's custodian an amount in cash, U.S. Government securities, or liquid assets equal to the aggregate exercise price of the puts. The Fund will not enter into futures contracts or related options if the aggregate initial margin and premiums exceed 5% of the liquidation value of the Fund's total assets, taking into account unrealized profits and losses on such contract, provided, however, that in the case of an option that is in-the-money, the in-the-money amount may be excluded in computing such 5%. The above restriction does not apply to the purchase or sale of futures contracts and related options or bona fide hedging purposes within the meaning of regulations of the CFTC. The Fund does not intend to purchase options on equity securities or securities indices if the aggregate premiums paid for such outstanding options would exceed 10% of the Fund's total assets.

   Except as described below, the Fund will write call options on indexes only if on such date it holds a portfolio of stocks at least equal to the value of the index times the multiplier times the number of contracts. When the Fund writes a call option on a broadly-based stock market index, the Fund will segregate or put into escrow with its custodian, or pledge to a broker as collateral for the option, cash, liquid securities, or a portfolio of securities substantially replicating the movement of the index, in the judgment of the Fund's investment adviser, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts.

   If the Fund has written an option on an industry or market segment index, it will segregate or put into escrow with its Custodian, or pledge to a broker as collateral for the option, at least ten "qualified securities," all of which are stocks of issuers in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. Such stocks will include stocks which represent at least 50% of the weighting of the industry or market segment index and will represent at least 50% of the Fund's holdings in that industry or market segment. No individual security will represent more than 15% of the amount so segregated, pledged or escrowed in the case of broadly-based stock market index options or 25% of such amount in the case of industry or market segment index options. If at the close of business on any day the market value of such qualified securities so segregated, escrowed or pledged falls below 100% of the current index value times the multiplier times the number of contracts, the Fund will so segregate, escrow or pledge an amount in cash, or liquid securities equal in value to the difference. In addition, when the Fund writes a call on an index which is in-the-money at the time the call is written, the Fund will segregate with its custodian or pledge to the broker as collateral cash, U.S. government securities or other high-grade short-term debt obligations equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to the Fund's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts. A "qualified security" is an equity security which is listed on a national securities exchange or listed on Nasdaq against which the Fund has not written a stock call option and which has not been hedged by the Fund by the sale of stock index futures. However, if the Fund holds a call on the same index as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other high-grade short-term obligations in a segregated account with its custodian, it will not be subject to the requirements described in this paragraph.

   The Fund may engage in futures contracts and options on futures transactions as a hedge against changes, resulting from market or political conditions, in the value of the currencies to which the Fund is subject or to which the Fund expects to be subject in connection with future purchases. The Fund may engage in such transactions when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund. The Fund may write options on futures contracts to realize through the receipt of premium income a greater return than would be realized in the Fund's portfolio securities alone.

   Position Limits. Transactions by the Fund in futures contracts and options will be subject to limitations, if any, established by each of the exchanges, boards of trade or other trading facilities (including Nasdaq) governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of futures contracts and options which the Fund may write or purchase may be affected by the futures contracts and options written or purchased by other investment advisory clients of the investment adviser. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

Segregated Assets

   The Fund segregates with its custodian, State Street Bank and Trust Company (State Street), cash, U.S. Government securities, equity securities (including foreign securities), debt securities or other liquid, unencumbered assets equal in value to its obligations in respect of potentially leveraged transactions. These include when-issued and delayed delivery securities, futures contracts, written options and options on futures contracts (unless otherwise covered). If collateralized or otherwise covered, in accordance with Commission guidelines, these will not be deemed to be senior securities. The assets segregated will be marked-to-market daily.

Temporary Defensive Strategy and Short-Term Investments

   When conditions dictate a defensive strategy (which during periods of market volatility could be for an extended period of time), the Fund may temporarily invest without limit in money market instruments, including commercial paper of corporations, certificates of deposit, bankers' acceptances and the obligations of domestic and foreign banks, obligations issued or guaranteed by the U.S. Government or foreign governments and their respective agencies or instrumentalities and repurchase agreements maturing in seven days or less. In addition to the risks typically associated with money market instruments, such as credit risk and market risk, money market instruments issued by foreign issuers may be subject to additional risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, the seizure or nationalization of foreign deposits and foreign exchange controls or other restrictions.

Portfolio Turnover

   As a result of the investment policies described above, the Fund may engage in a substantial number of portfolio transactions. The portfolio turnover rates for the Fund for the fiscal years ended April 30, 2003 and 2002 were 107% and 212%, respectively. The portfolio turnover rate is generally the percentage computed by dividing the lesser of portfolio purchases or sales (excluding all securities, including options, whose maturities or expiration date at acquisition were one year or less) by the monthly average value of the portfolio. High portfolio turnover (over 100%) involves correspondingly greater brokerage commissions and other transaction costs, which are borne directly by the Fund. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover. See "Taxes, Dividends and Distributions."

                            INVESTMENT RESTRICTIONS

   The following restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. A "majority of the Fund's outstanding voting securities," when used in this SAI, means the lesser of (1) 67% of the shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (2) more than 50% of the outstanding voting shares.

   The Fund may not:

   1. Purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as each may be amended from time to time except to the extent that the Fund may be permitted to do so by exemptive order, Commission release, no-action letter or similar relief or interpretations (collectively, the "1940 Act Laws, Interpretations and Exemptions").

   2. Issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act Laws, Interpretations and Exemptions. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing and collateral arrangements with respect thereto, and obligations of the Fund to Directors pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

   3. Buy or sell real estate, except that investment in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

   4. Buy or sell physical commodities or contracts involving physical commodities. The Fund may purchase and sell (a) derivative, hedging and similar instruments such as financial futures contracts and options thereon, and (b) securities or instruments backed by, or the return from which is linked to, physical commodities or currencies, such as forward currency exchange contracts, and the Fund may exercise rights relating to such instruments, including the right to enforce security interests and to hold physical commodities and contracts involving physical commodities acquired as a result of the Fund's ownership of instruments supported or secured thereby until they can be liquidated in an orderly manner.

   5. Purchase any security if as a result 25% or more of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry, except for temporary defensive purposes, and except that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

   6. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

   The Fund may make loans, including loans of assets of the Fund, repurchase agreements, trade claims, loan participations or similar investments, or as permitted by the 1940 Act Laws, Interpretations and Exemptions. The acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or instruments similar to any of the foregoing will not be considered the making of a loan, and is permitted if consistent with the Fund's investment objective.

   For purposes of Investment Restriction 1, the Fund will currently not purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result, with respect to 75% of the Fund's total assets, (a) more than 5% of the Fund's total assets (determined at the time of investment) would be invested in securities of a single issuer and
(b) the Fund would own more than 10% of the outstanding voting securities of any single issuer.

   For purposes of Investment Restriction 5, the Fund relies on The North American Industry Classification System published by the Bureau of Economic Analysis, U.S. Department of Commerce, in determining industry classification. The Fund's reliance on this classification system is not a fundamental policy of the Fund and, therefore, can be changed without shareholder approval.

   Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that, if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total asset values will not be considered a violation of such policy. However, if the Fund's asset coverage for borrowings permitted by Investment Restriction 2 falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by the 1940 Act Laws, Interpretations and Exemptions.

   The Fund is also subject to the following non-fundamental restrictions, which may be changed by the Fund's Board of Directors without shareholder approval, in compliance with the 1940 Act Laws, Interpretations and Exemptions.

   The Fund may not:

   1. Make investments for the purpose of exercising control or management.

   2. Invest in securities of other investment companies, except that (a) subject to certain restrictions, the Fund may purchase other investment companies in the open market involving customary brokerage commissions and (b) pursuant to an SEC exemptive order, the Fund may invest up to 25% of its net assets in shares of an affiliated mutual fund, subject to the 1940 Act Laws, Interpretations and Exemptions.

                            MANAGEMENT OF THE FUND

   Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be "interested persons" of the Fund as defined in the 1940 Act, are referred to as "Independent Directors". Directors who are deemed to be "interested persons" of the Fund are referred to as "Interested Directors". "Fund Complex" consists of the Fund and any other investment companies managed by PI.

                             Independent Directors

                                                                                        Number of
                                      Term of                                         Portfolios in
                          Position Office*** and                                      Fund Complex+
                          with the   Length of          Principal Occupations           Overseen
 Name, Address** and Age    Fund    Time Served         During Past Five Years         by Director
 -----------------------  -------- ------------- ------------------------------------ -------------
Delayne Dedrick Gold (64) Director  Since 1996   Marketing Consultant (1982-               129
                                                 present); formerly Senior Vice
                                                 President and Member of the Board
                                                 of Directors, Prudential Bache
                                                 Securities, Inc.

Robert E. La Blanc (69)   Director  Since 1996   President (since 1981) of Robert E.       108
                                                 La Blanc Associates, Inc.
                                                 (telecommunications); formerly
                                                 General Partner at Salomon
                                                 Brothers and Vice-Chairman of
                                                 Continental Telecom; Trustee of
                                                 Manhattan College.






Robin B. Smith (63)       Director  Since 1994   Chairman of the Board (since              100
                                                 January 2003) of Publishers
                                                 Clearing House (direct marketing),
                                                 formerly Chairman and Chief
                                                 Executive Officer (August 1996-
                                                 December 2002) of Publishers
                                                 Clearing House.

Stephen Stoneburn (59)    Director  Since 1996   President and Chief Executive             106
                                                 Officer (since June 1996) of
                                                 Quadrant Media Corp. (a publishing
                                                 company); formerly President (June
                                                 1995-June 1996) of Argus
                                                 Integrated Media, Inc.; Senior Vice
                                                 President and Managing Director
                                                 (January 1993-1995) of Cowles
                                                 Business Media and Senior Vice
                                                 President of Fairchild Publications,
                                                 Inc (1975-1989).

Clay T. Whitehead (64)    Director  Since 1999   President (since 1983) of National        125
                                                 Exchange Inc. (new business
                                                 development firm).




                               Other Directorships Held
 Name, Address** and Age         by the Director****
 -----------------------  -----------------------------------
Delayne Dedrick Gold (64)                 --





Robert E. La Blanc (69)   Director of Storage Technology
                          Corporation (technology) (since
                          1979), Chartered Semiconductor
                          Manufacturing, Ltd. (Singapore)
                          (since 1998), Titan Corporation
                          (electronics) (since 1995),
                          Computer Associates International,
                          Inc. (since 2002) (software
                          company); Director (since 1999) of
                          First Financial Fund, Inc. and
                          Director (since April 1999) of The
                          High Yield Plus Fund, Inc.

Robin B. Smith (63)       Director of BellSouth Corporation
                          (since 1992).






Stephen Stoneburn (59)                    --











Clay T. Whitehead (64)    Director (since 2000) of First
                          Financial Fund, Inc. and Director
                          (since 2000) of The High Yield Plus
                          Fund, Inc.

                             Interested Directors

                                                                                Number of
                             Term of                                          Portfolios in
  Name,       Position    Office*** and                                       Fund Complex+
Address**     with the      Length of          Principal Occupations            Overseen          Other Directorships Held
 and Age        Fund       Time Served         During Past Five Years          by Director          by the Director****
 -------   -------------- ------------- ------------------------------------- ------------- ------------------------------------
*Robert    Director and    Since 1996   Executive Vice President and Chief         188      Vice President and Director (since
 F. Gunia  Vice President               Administrative Officer (since June                  May 1989) and Treasurer (since
 (56)                                   1999) of PI; Executive Vice                         1999) of The Asia Pacific Fund, Inc.
                                        President and Treasurer (since
                                        January 1996) of PI; President
                                        (since April 1999) of Prudential
                                        Investment Management Services
                                        LLC (PIMS); Corporate Vice
                                        President (since September 1997) of
                                        The Prudential Insurance Company
                                        of America; Director, Executive Vice
                                        President and Chief Administrative
                                        Officer (since May 2003) of
                                        American Skandia Investment
                                        Services, Inc.; Director, Executive
                                        Vice President and Chief
                                        Administrative Officer (since May
                                        2003) of American Skandia Advisory
                                        Services, Inc.; Director and
                                        Executive Vice President (since May
                                        2003) of American Skandia Fund
                                        Services, Inc.; formerly Senior Vice
                                        President (March 1987-May 1999)
                                        of Prudential Securities Incorporated
                                        (PSI).

*Judy A.   Director        Since 2000   President, Chief Executive Officer,        129                       --
 Rice (55) and             Since 2003   Chief Operating Officer and Officer-
           President                    in-Charge (since 2003) of PI:
                                        Director, Officer-in-Charge,
                                        President, Chief Executive Officer
                                        and Chief Operating Officer (since
                                        May 2003) of American Skandia
                                        Advisory Services, Inc.; Director,
                                        Officer-in-Charge, President, Chief
                                        Executive Officer and Chief
                                        Operating Officer (since May 2003)
                                        of American Skandia Investment
                                        Services, Inc.; Director, Officer-in-
                                        Charge, President, Chief Executive
                                        Officer (since May 2003) of
                                        American Skandia Fund Services,
                                        Inc.; formerly various positions to
                                        Senior Vice President (1992-1999)
                                        of PSI; and various positions to
                                        Managing Director (1975-1992) of
                                        Salomon Smith Barney; Member of
                                        Board of Governors of the Money
                                        Management Institute.

   Information pertaining to the Officers of the Fund who are not also Directors is set forth below.

                                   Officers

                                                 Term of
                                              Office*** and
Name, Address** and                             Length of                      Principal Occupations
        Age             Position with Fund     Time Served                     During Past Five Years
        ---          ------------------------ ------------- -------------------------------------------------------------
Marguerite E. H.     Chief Legal Officer       Since 2003   Vice President and Chief Legal Officer--Mutual Funds and
 Morrison (47)       and                                    Unit Investment Trusts (since August 2000) of Prudential;
                     Assistant Secretary       Since 2002   Senior Vice President and Secretary (since April 2003) of PI;
                                                            Senior Vice President and Secretary (since May 2003) of
                                                            American Skandia Investment Services, Inc.; Senior Vice
                                                            President and Secretary (since May 2003) of American
                                                            Skandia Advisory Services, Inc.; Senior Vice President and
                                                            Secretary (since May 2003) of American Skandia Fund
                                                            Services, Inc.; Vice President and Assistant Secretary of
                                                            PIMS (since October 2001), previously Senior Vice
                                                            President and Assistant Secretary (February 2001-April
                                                            2003) of PI, Vice President and Associate General Counsel
                                                            (December 1996-February 2001) of PI and Vice President
                                                            and Associate General Counsel (September 1987-September
                                                            1996) of PSI.

Grace C. Torres (44) Treasurer and Principal   Since 1995   Senior Vice President (since January 2000) of PI; Senior
                     Financial and Accounting               Vice President and Assistant Treasurer (since May 2003) of
                     Officer                                American Skandia Investment Services, Inc. and American
                                                            Skandia Advisory Services Inc.: formerly First Vice President
                                                            (December 1996-January 2000) of PI and First Vice
                                                            President (March 1993-1999) of PSI.

Jonathan D. Shain    Secretary                 Since 2001   Vice President and Corporate Counsel (since August 1998)
 (44)                                                       of Prudential; Vice President and Assistant Secretary (since
                                                            May 2003) of American Skandia Investment Services, Inc.;
                                                            Vice President and Assistant Secretary (since May 2003) of
                                                            American Skandia Fund Services, Inc.; formerly Attorney
                                                            with Fleet Bank, N.A. (January 1997-July 1998) and
                                                            Associate Counsel (August 1994-January 1997) of New York
                                                            Life Insurance Company.

Maryanne Ryan (38)   Anti-Money Laundering     Since 2002   Vice President, Prudential (since November 1998), First Vice
                     Compliance Officer                     President, PSI (March 1997-May 1998); Anti-Money
                                                            Laundering Officer of American Skandia Investment Services,
                                                            Inc., American Skandia Advisory Services, Inc. and American
                                                            Skandia Marketing, Inc.

----------
* "Interested" Director, as defined in the 1940 Act, by reason of employment with the Manager (Prudential Investments LLC or PI), the Subadviser (Gartmore Global Partners or GGP) or the Distributor (Prudential Investment Management Service LLC or PIMS).

** Unless otherwise noted, the address of the Directors and Officers is c/o:
   Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

***There is no set term of office for Directors and Officers. The Independent
   Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows the individual's length of service as Director and/or Officer.

+ The Fund Complex consists of all investment companies managed by PI. Effective May 1, 2003, the Funds for which PI serves as manager include The Prudential Mutual Funds, Strategic Partners Funds, American Skandia Advisor Funds, Inc., The Prudential Variable Contract Accounts 2, 10, 11, The Target Portfolio Trust, The Prudential Series Fund, Inc., American Skandia Trust, and Prudential's Gibraltar Fund.

****This column includes only directorships of companies required to register, or file reports with the Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.

   The Fund has Directors who, in addition to overseeing the actions of the Fund's Manager, Subadviser and Distributor, decide upon matters of general policy, in accordance with the laws of the State of Maryland and the 1940 Act. In addition to their functions set forth under "Investment Advisory and Other Services--Manager and Investment Adviser" and "Principal Underwriter,

Distributor and Rule 12b-1 Plan", the Directors also review the actions of the Fund's Officers, who conduct and supervise the daily business operations of the Fund. Pursuant to the Fund's Articles of Incorporation, the Board of Directors may contract for advisory and management services for the Fund or for any of its series (or class thereof). Any such contract may permit the Manager to delegate certain or all of its duties under such contracts to qualified investment advisers and administrators.

   Directors and Officers of the Fund are also directors, trustees and officers of some or all of the other investment companies advised by the Fund's Manager and distributed by PIMS.

   Pursuant to the Management Agreement with the Fund, the Manager pays all compensation of Officers and employees of the Fund as well as the fees and expenses of all Interested Directors of the Fund.

                           Standing Board Committees

   The Board of Directors has established two standing committees in connection with the governance of the Fund--Audit and Nominating.

   The Audit Committee consists of all of the Independent Directors. The responsibilities of the Audit Committee are to assist the Board of Directors in overseeing the Fund's independent auditors, accounting policies and procedures, and other areas relating to the Fund's auditing processes. The scope of the Audit Committee's responsibility is oversight. It is management's responsibility to maintain appropriate systems for accounting and internal control and the independent auditors' responsibility to plan and carry out a proper audit. The Audit Committee met four times during the fiscal year ended April 30, 2003.

   The Nominating Committee consists of all of the Independent Directors. This committee interviews and recommends to the Board persons to be nominated for election as Directors by the Fund's shareholders and selects and proposes nominees for election by the Board between annual meetings. This Committee does not normally consider candidates proposed by shareholders for election as Directors. The Nominating Committee also reviews the independence of Directors serving on the Board and recommends to the Board Independent Directors to be selected for membership on Board Committees. The Nominating Committee reviews each Director's investment in the Fund, matters relating to Director compensation and expenses and compliance with the Fund's retirement policy. The Nominating Committee did not meet during the fiscal year ended April 30, 2003.

   In addition to the two standing committees of the Fund, the Board of Directors has also approved Director participation in an Executive Committee designed to coordinate the governance of all of the mutual funds in the Prudential mutual fund complex. The role of the Executive Committee is solely advisory and consultative, without derogation of any of the duties or responsibilities of the Board of Directors. The following Independent Directors serve on the Executive Committee: Robert E. La Blanc and Clay T. Whitehead. Independent Directors from other funds in the Prudential mutual fund complex also serve on the Executive Committee. The responsibilities of the Executive Committee include: facilitating communication and coordination between the Independent Directors and fund management on issues that affect more than one fund; serving as a liaison between the Boards of Directors/Trustees of funds and fund management; developing, in consultation with outside counsel and management, draft agendas for Board meetings; reviewing and recommending changes to Board practices generally and monitoring and supervising the performance of legal counsel to the funds generally and the Independent Directors.

   The Fund pays each of its Independent Directors annual compensation in addition to certain out-of-pocket expenses. Directors who serve on the Committees may receive additional compensation. The amount of compensation paid to each Independent Director may change as result of the introduction of additional funds upon whose Boards the Directors may be asked to serve.

   Independent Directors may defer receipt of their Directors' fees pursuant to a deferred fee agreement with the Fund. Under the terms of such agreement, the Fund accrues deferred Directors' fees daily, which, in turn, accrues interest at a rate equivalent to the prevailing rate of 90-day U.S. Treasury bills at the beginning of each calendar quarter or, at the daily rate of return of any Prudential mutual fund chosen by the Director. The Fund's obligation to make payments of deferred Directors' fees, together with interest thereon is a general obligation of the Fund.

   The Fund has no retirement or pension plan for its Directors.

   The following table sets forth the aggregate compensation paid by the Fund for the fiscal year ended April 30, 2003 to the Independent Directors. The table also shows aggregate compensation paid to those Directors for service on the Fund's Board and the Board of any other investment company in the Fund Complex, for the calendar year ended December 31, 2002.

                              Compensation Table

                                                  Total 2002 Compensation
                                      Aggregate     From Fund and Fund
                                     Compensation     Complex Paid to
      Name and Position               From Fund    Independent Directors
      -----------------              ------------ -----------------------
      Delayne Dedrick Gold--Director      $          $186,250 (36/88)*
      Robert E. La Blanc--Director        $          $137,250 (20/77)*
      Robin B. Smith--Director**          $          $120,500 (26/69)*
      Stephen Stoneburn--Director         $          $120,250 (18/75)*
      Nancy H. Teeters--Director/1/       $          $123,000 (24/71)*
      Clay T. Whitehead--Director         $          $196,750 (32/94)*

----------
* Indicates number of funds/portfolios in Fund Complex (including the Fund) to which aggregate compensation relates.

** Although the last column shows the total amount paid to Directors from the Fund Complex during the calendar year ended December 31, 2002, such compensation was deferred at the election of this Director, in total or in part, under the Fund's deferred fee agreement. Including accrued interest on amounts deferred through December 31, 2002, the total amount of deferred compensation for the year amounted to $67,374 for Robin B. Smith.

/1/  Effective April 23, 2003, Ms. Teeters became a Director Emeritus.

   Directors and Officers who are interested do not receive compensation from the Fund or any fund in the Fund Complex and therefore are not shown in the Compensation table.

   The following table sets forth the dollar range of equity securities in the Fund beneficially owned by a Director, and, on an aggregate basis, in all registered investment companies overseen by a Director in the Fund Complex as of December 31, 2002.

                        Director Share Ownership Table

                             Independent Directors

                                               Aggregate Dollar Range of
                              Dollar Range of  Equity Securities in All
                                  Equity         Registered Investment
                             Securities in the   Companies Overseen By
        Name of Director           Fund        Director in Fund Complex
        ----------------     ----------------- -------------------------
        Delayne Dedrick Gold        --               Over $100,000
        Robert E. La Blanc    $10,001-$50,000        Over $100,000
        Robin B. Smith        $10,001-$50,000        Over $100,000
        Stephen Stoneburn     $10,001-$50,000        Over $100,000
        Nancy H. Teeters/1/         --               $1-$10,000
        Clay T. Whitehead           --               Over $100,000

----------
/1/  Effective April 23, 2003, Ms. Teeters became a Director Emeritus.

                             Interested Directors

                                                   Aggregate Dollar Range of
                                                   Equity Securities in All
                                                     Registered Investment
                            Dollar Range of Equity   Companies Overseen By
   Name of Director         Securities in the Fund Director in Fund Complex
   ----------------         ---------------------- -------------------------
   Robert F. Gunia                    --                 Over $100,000
   David R. Odenath, Jr./1/           --                 Over $100,000
   Judy A. Rice                       --                 Over $100,000

----------
/1/  Effective April 23, 2003, Mr. Odenath resigned as Director of the Fund.

   The following table sets forth information regarding each class of securities owned beneficially or of record by each Independent Director, and his/her immediate family members, in an investment adviser or principal underwriter of the Fund or a person (other than a registered investment company) directly or indirectly "controlling", "controlled by", or "under common control with" (within the meaning of the 1940 Act) an investment adviser or principal underwriter of the Fund as of December 31, 2002.

                            Name of
                          Owners and
                         Relationships         Title of  Value of  Percent
    Name of Director      to Director  Company  Class   Securities of Class
    ----------------     ------------- ------- -------- ---------- --------
    Delayne Dedrick Gold
    Robert E. La Blanc        --         --       --        --        --
    Robin B. Smith            --         --       --        --        --
    Stephen Stoneburn         --         --       --        --        --
    Nancy H. Teeters/1/       --         --       --        --        --
    Clay T. Whitehead         --         --       --        --        --

----------
/1/  Effective April 23, 2003, Ms. Teeters became a Director Emeritus.

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

   As of June 13, 2003, the Directors and officers of the Fund, as a group, beneficially owned less than 1% of any class of the outstanding shares of Common Stock of the Fund.

   As of June 13, 2003, the beneficial owners, directly or indirectly, of more than 5% of any class of the outstanding Common Stock of the Fund were:

   Name                            Address            Class Shares/% of Class
   ----                            ------------------ ----- -----------------

   Prudential Retirement Services  30 Ed Preate Dr    Z      76,036/17.7%
   As Nominee For TTEE Cust 7271   Scranton, PA 18507
   Swiss American Securities

   Prudential Retirement Services  30 Ed Preate Dr    Z      74,419/17.3%
   As Nominee For TTEE Cust 6714   Scranton, PA 18507
   Mohawk Paper Mills Inc.

   Prudential Retirement Services  PO Box 9999        Z      58,625/13.6%
   As Nominee For TTEE Cust 300006 Scranton, PA 18507
   Nassau County

   As of June 13, 2003, PSI was the record holder for other beneficial owners of the following:

                     Class                Shares/% of Class
                     -----                -----------------
                     A                     2,693,255/55.1%
                     B                     1,185,134/46.7%
                     C                       267,979/57.2%
                     Z                       414,256/96.4%

                    INVESTMENT ADVISORY AND OTHER SERVICES

(a) Manager and Investment Adviser

   The Manager of the Fund is Prudential Investments LLC (PI or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102. The Manager serves as manager to all of the other investment companies that, together with the Fund, comprise the Prudential mutual funds. See "How the Fund is Managed-Manager" in the Prospectus. As of March 31, 2003, PI served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $83.5 billion.

   PI is a wholly owned subsidiary of PIFM Holdco, Inc., which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential). Prudential Mutual Fund Services LLC (the Transfer Agent or PMFS), an affiliate of the Manager, serves as the transfer agent and dividend-disbursing agent for the Prudential mutual funds and, in addition, provides customer service, record keeping and management and administrative services to qualified plans.

   Pursuant to the Management Agreement with the Fund (the Management Agreement), the Manager, subject to the supervision of the Fund's Board of Directors and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, the Manager is obligated to keep certain books and records of the Fund. PI is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Fund. PI will continue to have responsibility for all investment advisory services performed pursuant to any such subadvisory agreements.

   PI will review the performance of any subadvisers and make recommendations to the Board of Directors with respect to the retention of the subadvisers, and the renewal of any subadvisory agreements. PI also administers the Fund's corporate affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services, which are not being furnished by State Street, the Fund's custodian (the Custodian), and PMFS. The management services of PI for the Fund are not exclusive under the terms of the Management Agreement and PI is free to, and does, render management services to others.

   For its services, PI receives, pursuant to the Management Agreement, a fee at an annual rate of 0.75 of 1% of the Fund's average daily net assets. The fee is computed daily and payable monthly.

   In connection with its management of the corporate affairs of the Fund, PI bears the following expenses:

      (1) the salaries and expenses of all personnel of the Fund and the Manager, except the fees and expenses of Independent Directors;

      (2) all expenses incurred by the Manager or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund, as described below; and

      (3) the costs and expenses payable to any Subadviser pursuant to any subadvisory agreement between the Manager and a Subadviser.

   Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses; (1) the fee payable to the Manager, (2) the fees and expenses of Independent Directors, (3) the fees and certain expenses of the Fund's Custodian and Transfer Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares, (4) the charges and expenses of the Fund's legal counsel and independent auditors, (5) brokerage commissions, if any, and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (6) all taxes and corporate fees payable by the Fund to governmental agencies, (7) the fees of any trade association of which the Fund is a member, (8) the cost of stock certificates representing shares of the Fund, (9) the cost of fidelity and liability insurance, (10) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the Commission, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, and the fees and expenses of registration and notice filings made in accordance with state securities laws, (11) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing report, proxy statements and prospectuses to shareholders, (12) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business, and (13) distribution and service fees.

   The Management Agreement also provides that the Manager will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

   The Management Agreement provides that it will terminate automatically if assigned (as defined in the 1940 Act), and that it may be terminated without penalty by either party upon not more than 60 days' or less than 30 days' written notice. The Management Agreement provides that it will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

   For the fiscal years ended April 30, 2003, 2002 and 2001, PI received management fees of $766,403, $1,187,279 and $1,994,400, respectively, from the Fund.

   PI has entered into a Subadvisory Agreement with Gartmore Global Partners (GGP or the Subadviser). The Subadvisory Agreement provides that GGP will furnish investment advisory services in connection with the management of the Fund. In connection therewith, GGP is obligated to keep certain books and records of the Fund. PI continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises GGP performance of such services. GGP is currently compensated by PI according to the following rate schedule:

    . 0.60% on the first $50 million of the average daily net assets of the Fund under GGP's management;

    . 0.50% on the next $50 million of the average daily net assets of the Fund under GGP's management;

    . 0.40% on the next $100 million of the average daily net assets of the Fund under GGP's management; and

    . 0.30% on over $200 million of the average daily net assets of the Fund under GGP's management.

   GGP's investment advisory fee is based on the aggregate average daily net assets of the Fund and Prumerica European Growth Fund, subject to a minimum fee of $250,000 per annum.

   The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Fund, PI or GGP upon not more than 60 days' nor less than 30 days' written notice. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved by the Board of Directors at least annually in accordance with the requirements of the 1940 Act.

(b) Matters Considered by the Board

   The Management and Subadvisory Agreements were last approved by the Board of Directors, including all of the Independent Directors on May 29, 2003 at a meeting called for that purpose. In approving the Management and Subadvisory Agreements, the Board primarily considered, with respect to the Fund, the nature and quality of the services provided under the Agreements and the overall fairness of the Agreements to the Fund. The Board requested and evaluated reports from the Manager and the Subadviser that addressed specific factors designed to inform the Board's consideration of these and other issues.

   With respect to the nature and quality of the services provided by the Manager and the Subadviser, respectively, the Board considered the performance of the Fund in comparison to relevant market indices and the performance of a peer group of investment companies pursuing broadly similar strategies, and reviewed reports prepared by an unaffiliated organization applying various statistical and financial measures of fund performance compared to such indices and peer groups of funds, over the past one, five and ten years. In reviewing the Manager's and Subadviser's agreements, the Board noted that, while the Fund's performance has lagged, shareholders will soon be asked to approve the Fund's transfer of its assets and liabilities to Prudential Global Growth Fund, a Series of Prudential World Fund, Inc. in exchange for shares of Prudential Global Growth Fund. It is expected that shareholders will vote on this proposal sometime in September 2003. The Board also evaluated the division of responsibilities among the Manager and its affiliates, and the capabilities of the personnel providing services. The Board also considered the quality of brokerage execution provided by the Manager and Subadviser. The Board reviewed the Manager's and the Subadviser's use of brokers or dealers in Fund transactions that provided research and other services to them, and the benefits derived by the Fund from such services. The Board also considered the Manager's and Subadviser's reputation and their stated intentions with respect to their respective investment management capabilities in the management of the Funds. The Board considered each of the Manager's and Subadviser's stated commitment to the maintenance of effective compliance programs for the Funds and their positive compliance history, as neither the Manager or Subadviser has been subject to any significant compliance problems.

   With respect to the overall fairness of the Management and Subadvisory Agreements, the Board primarily considered the fee structure of the Agreements and the profitability of the Manager and the Subadviser and their affiliates from their association with the Fund. The Board reviewed information from an independent data service about the rates of compensation paid to investment advisers, and overall expense ratios, for funds comparable in size, character and investment strategy to the Fund. The Board also evaluated the aggregate amount and structure of fees paid by the Manager to the Subadviser. In concluding that the direct and indirect benefits accruing to the Manager, the Subadviser and their affiliates, by virtue of their relationship to the Fund, were reasonable in comparison with the costs of the provision of investment advisory services and the benefits accruing to the Fund, the Board reviewed specific data as to the Manager's and the Subadviser's profit or loss on the Fund for the recent period and carefully examined their cost allocation methodology. With respect to profitability, the Manager and the Subadviser discussed with the Board the allocation methodologies for intercompany revenues and expenses (not including the costs of distributing shares or providing shareholder services) in order to approximate their respective profits from the Management or Subadvisory fees. The Board understood that neither the Manager nor the Subadviser use these profitability analyses in the management of their businesses other than in connection with the approval or continuation of management or advisory agreements, at least in part because they exclude significant costs and include certain revenues that judicial interpretations have required in the context of Board approval of mutual fund advisory agreements. These matters were also considered at the meeting of the Independent Directors.

Principal Underwriter, Distributor and Rule 12b-1 Plans

   Prudential Investment Management Services LLC (PIMS or the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102, acts as the distributor of the shares of the Fund. See "How the Fund is Managed--Distributor" in the Prospectus. PIMS is a subsidiary of Prudential.

   Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively the "Plans") adopted pursuant to Rule 12b-1 under the 1940 Act and a distribution agreement (the "Distribution Agreement"), the Distributor incurs the expenses of distributing the Fund's Class A, Class B and Class C shares. The Distributor also incurs the expenses of distributing the Fund's Class Z shares under the Distribution Agreement, none of which are reimbursed by or paid for by the Fund. See "How the Fund is Managed--Distributor" in the Prospectus.

   Under the Plans, the Fund is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Fund will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.

   The distribution and/or service fees may also be used by the Distributor to compensate dealers on a continuing basis in consideration for the distribution, marketing, administrative and other services and activities provided by dealers with respect to the promotion of the sale of the Fund's shares and the maintenance of related shareholder accounts.

   Class A Plan. Under the Class A Plan, the Fund may pay the Distributor for its distribution-related activities with respect to Class A shares at an annual rate of up to .30 of 1% of the average daily net assets of the Class A shares. The Class A Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (2) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1%. The Distributor has contractually agreed to limit its distribution-related fees payable under the Class A Plan to .25 of 1% of the average daily net assets of the Class A shares for the fiscal year ending April 30, 2004, and voluntarily limited its distribution and service (12b-1) fees for the fiscal year ended April 30, 2003, to .25 of 1% of the average daily net assets of the Class A shares.

   For the fiscal year ended April 30, 2003, the Distributor received payments of approximately $142,200 under the Class A Plan and spent approximately $125,200 in distributing the Fund's shares. This amount was primarily expended for payments of account servicing fees to financial advisers and other persons who sell Class A shares. For the fiscal year ended April 30, 2003, the Distributor received approximately $11,600 in initial sales charges in connection with the sale of Class A shares.

   Class B and Class C Plans. Under the Class B and Class C Plans, the Fund pays the Distributor for its distribution-related activities with respect to these shares at an annual rate of up to 1% of the average daily net assets of each applicable class of shares. The Class B Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class B shares may be paid as a service fee and (2) up to .75 of 1% (not including the service fee) of the average daily net assets of the Class B shares (asset-based sales charge) may be paid for distribution-related expenses with respect to the Class B shares. The Class C Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class C shares may be paid as a service fee and (2) up to .75 of 1% of the average daily net assets of the Class C shares may be paid for distribution-related expenses with respect to Class C shares. The service fee (.25 of 1% of average daily net assets) is used to pay for personal service and/or the maintenance of shareholder accounts. The Distributor also receives contingent deferred sales charges from certain redeeming shareholders and, with respect to Class C shares, an initial sales charge.

   Class B Plan. For the fiscal year ended April 30, 2003 the Distributor received approximately $339,900 from the Fund under the Class B Plan and spent approximately $139,700 in distributing the Class B shares. It is estimated that of the latter amount, approximately 5.2% ($7,200) was spent on printing and mailing of prospectuses to other than current shareholders; 26.9% ($37,500) was spent on compensation to Pruco Securities Corporation (Pruco), an affiliated broker-dealer, for commissions to its representatives and other expenses, including an allocation of overhead and other branch office distribution-related expenses, incurred for distribution of Class B shares; and 67.9% ($95,000) was spent on the aggregate of (1) payments of commissions and account servicing fees to financial advisers (57.8% or $80,900) and (2) an allocation of overhead and other branch office distribution-related expenses for payments of related expenses (10.1% or $14,100). The term "overhead and other branch office distribution-related expenses" represents (a) the expenses of operating Prudential Securities Incorporated or its successors (PSI's) and Pruco's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other incidental expenses relating to branch promotion of Fund sales.

   The Distributor also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class B shares. For the fiscal year ended April 30, 2003, the Distributor received approximately $73,300 in contingent deferred sales charges attributable to Class B shares.

   Class C Plan. For the fiscal year ended April 30, 2003, the Distributor received approximately $55,700 under the Class C Plan and spent approximately $56,500 in distributing Class C shares. It is estimated that of the latter amount 2.0% ($1,100) was spent on printing and mailing of prospectuses to other than current shareholders; .6% ($300) was spent on compensation to Pruco, for commissions to representatives and other expenses, including an allocation of overhead and other branch office distribution-related expenses, incurred for distribution of Fund shares; and 97.4% ($55,100) was spent on the aggregate of
(1) payments of commissions and account servicing fees to financial advisers (90.4% or $51,100) and (2) an allocation of overhead and other branch office distribution-related expenses for payments of related expenses (7.0% or $4,000).

   For the fiscal year ended April 30, 2003, PIMS received approximately $3,500 in initial sales charges. The Distributor also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class C shares. For the fiscal year ended April 30, 2003, the Distributor received approximately $5,000 in contingent deferred sales charges attributable to Class C shares.

   Distribution expenses attributable to the sale of Class A, Class B and Class C shares of the Fund other than expenses allocable to a particular class are allocated to each such class based upon the ratio of sales of each such class to the sales of Class A, Class B and Class C shares of the Fund. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.

   The Class A, Class B and Class C Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Directors, including a majority vote of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the Class A, Class B or Class C Plan or in any agreement related to the Plans (Rule 12b-1 Directors), cast in person at a meeting called for the purpose of voting on such continuance. A Plan may be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding shares of the applicable class of the Fund on not more than 60 days' written notice to any other party to the Plan. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class (by both Class A and Class B shareholders, voting separately, in the case of material amendments to the Class A Plan), and all material amendments are required to be approved by the Board of Directors in the manner described above. Each Plan will automatically terminate in the event of its assignment. The Fund will not be contractually obligated to pay expenses incurred under the Class A Plan, Class B Plan or Class C Plan if such Plan is terminated or not continued.

   Pursuant to each Plan, the Board of Directors will review at least quarterly a written report of the distribution expenses incurred on behalf of the Class A, Class B and Class C shares of the Fund by the Distributor. The report will include an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Rule 12b-1 Directors will be committed to the Rule 12b-1 Directors.

   Pursuant to the Distribution Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the Securities Act.

   In addition to distribution and service fees paid by the Fund under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments to dealers (including PSI) and other persons which distribute shares of the Fund (including Class Z shares). Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

   Fee Waivers/Subsidies. PI may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Fund. In addition, the Distributor has contractually agreed to waive a portion of its distribution fees for the Class A shares for the fiscal year ending April 30, 2004. Fee waivers and subsidies will increase the Fund's total return.

   NASD Maximum Sales Charge Rule. Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge on shares of the Fund may not exceed .75 of 1% per class. The 6.25% limitation applies to the Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of all classes would be suspended.

Other Service Providers

   State Street Bank and Trust Company, One Heritage Drive, North Quincy, MA 02171, serves as Custodian for the Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Subcustodians provide custodial services for any foreign assets of the Fund held outside the United States.

   Prudential Mutual Fund Services LLC (PMFS), 194 Wood Ave. South, Iselin, NJ 08830, serves as the transfer and dividend disbursing agent of the Fund. PMFS is an affiliate of PI. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions and related functions. For these services, PMFS receives an annual fee per shareholder account of $10.00, a new account set-up fee for each manually-established shareholder account of $2.00 and a monthly inactive zero balance account fee per shareholder account of $0.20. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communication expenses and other costs.

   PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, NY 10036, serves as the Fund's independent auditors and in that capacity audits the Fund's annual financial statements.

Codes of Ethics

   The Board of Directors of the Fund has adopted a Code of Ethics. In addition, the Manager, Subadviser and Distributor have each adopted a Code of Ethics (collectively, the Codes). The Codes apply to access persons (generally persons who have access to information about the Fund's investment programs) and permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund. However, the protective provisions of the Codes prohibit certain investments and limit such personnel from making investments during periods when the Fund is making such investments. The Codes are on public file with, and are available from, the Commission.

                   BROKERAGE ALLOCATION AND OTHER PRACTICES

   Subject to policies established by the Fund's Board of Directors and the oversight and review of the Manager, the Subadviser is primarily responsible for the execution of the Fund's portfolio transactions and the allocation of its brokerage business. In executing such transactions, the Subadviser will seek to obtain the best price and execution for the Fund, taking into account such factors as price, size of order, difficulty and risk of execution and operational facilities of the firm involved. Securities in which the Fund invests may be traded in the over-the-counter markets, and the Fund deals directly with the dealers who make markets in such securities except in those circumstances where better prices and execution are available elsewhere. Commission rates are established pursuant to negotiation with brokers or dealers based on the quality or quantity of services provided in light of generally prevailing rates, and while the Subadviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commissions available. The allocation of orders among brokers and the commission rates paid are reviewed quarterly by the Board of Directors of the Fund.

   The Fund has no obligation to deal with any broker or group of brokers in executing transactions in portfolio securities. Subject to obtaining the best price and execution, brokers who sell shares of the Fund or provide supplemental research, market and statistical information and other research services and products to the Subadviser may receive orders for transactions by the Fund. Such information, services and products are those which brokerage houses customarily provide to institutional investors, and include items such as statistical and economic data, research reports on particular companies and industries, and computer software used for research with respect to investment decisions. Information, services and products so received are in addition to and not in lieu of the services required to be performed by the Subadviser under the Subadvisory Agreement and the expenses of the Subadviser are not necessarily reduced as a result of the receipt of such supplemental information, services and products. Such information, services and products may be useful to the Subadviser in providing services to clients other than the Fund, and not all such information, services and products are used by the Subadviser in connection with the Fund. Similarly, such information, services and products provided to the Subadviser by brokers and dealers through whom other clients of the Subadviser effect securities transactions may be useful to the Subadviser in providing services to the Fund. The Subadviser is authorized to pay higher commissions on brokerage transactions for the Fund to brokers in order to secure information, services and products described above, subject to review by the Fund's Board of Directors from time to time as to the extent and continuation of this practice.

   Although investment decisions for the Fund are made independently from those of the other accounts managed by the Subadviser, investments of the kind made by the Fund may often also be made by such other accounts. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and one or more other accounts managed by the Subadviser, available investments are allocated in the discretion of the Subadviser by such means as, in its judgment, result in fair treatment. The Subadviser aggregates orders for purchases and sales of securities of the same issuer on the same day among the Fund and its other managed accounts, and the price paid to or received by the Fund and those accounts is the average obtained in those orders. In some cases, such aggregation and allocation procedures may affect adversely the price paid or received by the Fund or the size of the position purchased or sold by the Fund.

   In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. The Fund will not deal with PSI in any transaction in which PSI acts as principal. Thus, it will not deal in over-the-counter securities with PSI acting as market maker, and it will not execute a negotiated trade with PSI if execution involves PSI acting as principal with respect to any part of the Fund's order.

   Portfolio securities may not be purchased from any underwriting or selling syndicate of which PSI (or any affiliate), during the existence of the syndicate, is a principal underwriter (as defined in the 1940 Act), except in accordance with rules of the Commission. This limitation, in the opinion of the Fund, will not significantly affect the Fund's ability to pursue its present investment objective. However, in the future in other circumstances, the Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitation.

   Subject to the above considerations, PSI may act as a securities broker or dealer for the Fund. In order for PSI to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by PSI must be reasonable and fair compared to the commissions, fees or other remuneration paid to other such brokers or dealers in connection with comparable transactions involving similar securities sold on an exchange during a comparable period of time. This standard would allow PSI to receive no more than the remuneration which would be expected to be received by an unaffiliated broker or dealer in a commensurate arms-length transaction. Furthermore, the Board of Directors of the Fund, including a majority of the Directors who are not "interested" directors, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to PSI are consistent with the foregoing standard. In accordance with Section 11(a) under the Securities Exchange Act of 1934, PSI may not retain compensation for effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retention of such compensation in a written contract executed by the Fund and PSI. Section 11(a) provides that PSI must furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by PSI for transactions effected by the Fund during the applicable period. Brokerage transactions with PSI are also subject to such fiduciary standards as may be imposed by applicable law.

   The table below shows certain information regarding the payment of commissions by the Fund, including the commissions paid to PSI and any affiliated brokers, for the three fiscal years ended April 30, 2003, 2002 and 2001.

                                                                                             Fiscal year ended April 30,
                                                                                            ----------------------------
                                                                                              2003      2002      2001
                                                                                            --------  --------  --------
Total brokerage commissions paid by the Fund............................................... $318,306  $598,438  $501,588
Total brokerage commissions paid to PSI.................................................... $      0  $  1,300  $      0
Percentage of total brokerage commissions paid to PSI......................................        0%     0.22%        0%
Percentage of total dollar amounts of transactions involving commissions that were effected
  through PSI..............................................................................        0%     0.15%        0%
Total brokerage commissions paid to affiliated brokers..................................... $      0        --        --
Percentage of total brokerage commissions paid to affiliated brokers....................... $      0        --        --
Percentage of total dollar amounts of transactions involving commissions that were effected
  through affiliated brokers............................................................... $      0        --        --

   The Fund is required to disclose its holdings of securities of its regular brokers and dealers (as defined under Rule 10b-1 of the 1940 Act) and their parents during their most recent fiscal year. As of April 30, 2003, the Fund held equity securities of the following:

                   Credit Suisse First Boston Corp $  847,756
                   Deutsche Bank Alex Brown....... $  741,083
                   UBS Warburg.................... $1,325,905
                   BNP Paribas SA................. $1,234,964

                        CAPITAL STOCK AND ORGANIZATION

   The Fund is authorized to issue 500 million shares of Class A Common Stock, 500 million shares of Class B Common Stock, 500 million shares of Class C Common Stock and 500 million shares of Class Z Common Stock of the Fund, $.001 par value per share. Currently, the Fund is offering all four classes. In accordance with the Fund's Articles of Incorporation, the Directors may authorize the creation of additional series and classes within such series (the proceeds of which would be invested in separate, independently managed series with distinct investment objectives and policies and share purchase, redemption and net asset value procedures), with such preferences, privileges, limitations and voting and dividend rights as the Directors may determine. All consideration received by the Fund for shares of any additional series, and all assets in which such consideration is invested, would belong to that series (subject only to the rights of creditors of that series) and would be subject to the liabilities related thereto. Pursuant to the 1940 Act, shareholders of any additional series of shares would normally have to approve the adoption of any advisory contract relating to such series and of any changes in the investment policies related thereto.

   The Articles of Incorporation further provide that no Director, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Director, officer, employee or agent liable to any third person in connection with the affairs of the Fund, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. It also provides that all third parties shall look solely to the Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Articles of Incorporation permit the Directors to provide for the indemnification of Directors, officers, employees or agents of the Fund against all liability in connection with the affairs of the Fund.

   The Fund shall continue without limitation of time subject to the provisions in the Articles of Incorporation concerning termination by action of the shareholders or by the Directors by written notice to the shareholders.

   The Directors have the power to alter the number and the terms of office of the Directors and they may at any time lengthen their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Directors have been elected by the shareholders of the Fund. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Directors being selected, while the holders of the remaining shares would be unable to elect any Directors.

                PURCHASE, REDEMPTION AND PRICING OF FUND SHARES

   The Fund will no longer accept orders to purchase or exchange into its shares of any class, except for purchases by certain automatic investment, retirement and savings plans (excluding IRA accounts) or investors who have executed a letter of intent prior to June 2, 2003.

   Shares of the Fund may be purchased at a price equal to the next determined net asset value (NAV) per share plus a sales charge which, at the election of the investor, may be imposed either (1) at the time of the purchase (Class A shares and Class C shares) or (2) on a deferred basis (Class B and Class C shares or Class A shares in certain circumstances). Class Z shares of the Fund are offered to a limited group of investors at NAV without any sales charge. See "How to Buy, Sell and Exchange Shares of the Fund" in the Prospectus.

   Each class of shares represents an interest in the same assets of the Fund and is identical in all respects except that (1) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charge or distribution and/or service fee), which may affect performance; (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class; (3) each class has a different exchange privilege; (4) only Class B shares have a conversion feature and (5) Class Z shares are offered exclusively for sale to a limited group of investors.

   Purchase by Wire. For an initial purchase of shares of the Fund by wire, you must complete an application and telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. PMFS will request the following information: your name, address, tax identification number, class election, dividend distribution election, amount being wired and wiring bank. You should then give instructions to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, MA, Custody and Shareholder Services Division, Attention: Prudential Europe Growth Fund, Inc., specifying on the wire the account number assigned by PMFS and your name and identifying the class in which you are investing (Class A, Class B, Class C or Class Z shares).

   If you arrange for receipt by State Street of federal funds prior to the calculation of NAV (4:00 P.M., New York time), on a business day, you may purchase shares of the Fund on that day.

   In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential Europe Growth Fund, Inc., Class A, Class B, Class C or Class Z shares, and your name and individual account number. You do not need to call PMFS to make subsequent purchase orders utilizing Federal Funds.

Issuance of Fund Shares for Securities

   Transactions involving the issuance of Fund shares for securities (rather than cash) will be limited to (1) reorganizations, (2) statutory mergers, or
(3) other acquisitions of portfolio securities that (a) meet the investment objective and policies of the Fund, (b) are liquid and not subject to restrictions on resale, (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market, and (d) are approved by the Fund's investment adviser.

Specimen Price Make-up

   Under the current distribution arrangements between the Fund and the Distributor, the Distributor sells Class A shares at net asset value plus a maximum initial sales charge of 5%, sells Class C* shares with a 1% initial sales charge, and sells Class B* and Class Z shares at NAV. Using the NAV at April 30, 2003, the maximum offering price of the Fund's shares is as follows:

         Class A
         Net asset value........................................ $10.47
         Maximum sales charge (5% of offering price)............    .55
                                                                 ------
         Offering price to public............................... $11.02
                                                                 ======
         Class B
         Net asset value, offering price and redemption price
           per Class B share*................................... $ 9.77
                                                                 ======
         Class C
         Net asset value, offering price and redemption price
           per Class C share*................................... $ 9.79
         Initial sales charge (1% of offering price)............    .10
                                                                 ------
         Offering price to public............................... $ 9.89
                                                                 ======
         Class Z
         Net asset value, offering price and redemption price
           per Class Z share.................................... $10.59
                                                                 ======

          ----------
          *Class B and Class C shares are subject to a contingent deferred sales charge on certain redemptions. See "How to Buy, Sell and Exchange Shares of the Fund--How to Sell Your Shares--Contingent Deferred Sales Charge" in the Prospectus. Class A shares may also, in certain circumstances, be subject to a CDSC on certain redemptions.

Selecting a Purchase Alternative

   The following will assist you in determining which method of purchase best suits your individual circumstances, based on the Fund's current fees and expenses:

   If you intend to hold your investment in the Fund for less than 4 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to an initial sales charge of 5% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6 year period, you should consider purchasing Class C shares over either Class A or Class B shares.

   If you intend to hold your investment for longer than 4 years, but less than 5 years, and do not qualify for a reduced sales charge on Class A shares, you should consider purchasing Class B or Class C shares over Class A shares. This is because the initial sales charge plus the cumulative annual distribution-related fee on Class A shares would exceed those of the Class B and Class C shares if you redeem your investment during this time period. In addition, more of your money would be invested initially in the case of Class C shares, because of the relatively low initial sales charge, and all of your money would be invested initially in the case of Class B shares, which are sold at NAV.

   If you qualify for a reduced sales charge on Class A shares, you may benefit by purchasing Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. See "Reduction and Waiver of Initial Sales Charge--Class A Shares" below. However, unlike Class B shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.

   If you do not qualify for a reduced sales charge on Class A shares and you purchase Class B or Class C shares, you would have to hold your investment for more than 6 years in the case of Class B shares and 5 years in the case of Class C shares for the higher cumulative annual distribution-related fee on those shares plus, in the case of Class C shares, the 1% initial sales charge to exceed the initial sales charge plus the cumulative annual distribution-related fees on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class B or Class C distribution-related fee on the investment, fluctuations in NAV, the effect of the return on the investment over this period of time or redemptions when the CDSC is applicable.

Reduction and Waiver of Initial Sales Charge--Class A Shares

   Benefit Plans. Certain group retirement and savings plans may purchase Class A shares without the initial sales charge if they meet the required minimum amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at
(800) 353-2847.

   Purchase of $1 million or more of Class A shares. In addition, if you purchase $1 million or more of Class A shares, you are not subject to an initial sales charge, but you are subject to a 1% CDSC on shares sold within 12 months of purchase. This charge is waived for all such Class A shareholders other than those who purchased their shares through certain broker-dealers that are not affiliated with Prudential.

   Other Waivers. In addition, Class A shares may be purchased at NAV, without the initial sales charge, through the Distributor or the Transfer Agent, by:

    .  officers of the Prudential mutual funds (including the Fund),

    . employees of the Distributor, PSI, PI and their subsidiaries and members of the families of such persons who maintain an "employee related" account at PSI or the Transfer Agent,

    . employees of subadvisers of the Prudential mutual funds, provided that purchases at NAV are permitted by such person's employer,

    . Prudential employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries,

    .  members of the Board of Directors of Prudential,

    . real estate brokers, agents and employees of real estate brokerage companies affiliated with The Prudential Real Estate Affiliates who maintain an account at PSI, Pruco or with the Transfer Agent,

    . registered representatives and employees of brokers who have entered into a selected dealer agreement with the Distributor, provided that purchases at NAV are permitted by such person's employer,

    . investors who have a business relationship with a financial adviser who joined PSI from another investment firm, provided that (1) the purchase is made within 180 days if the commencement of the financial adviser's employment at PSI, or within one year in the case of pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code, deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code of 1986, as amended (the Internal Revenue Code) and non-qualified plans for which the Fund is an available option (collectively, Benefit Plans), (2) the purchase is made with proceeds of a redemption of shares of any open-end non-money market fund sponsored by the financial adviser's previous employer (other than a fund which imposes a distribution or service fee of .25 of 1% or less) and (3) the financial adviser served as the client's broker on the previous purchase,

    . investors in Individual Retirement Accounts (IRAs), provided the purchase is made with the proceeds of a tax-free rollover of assets from a Benefit Plan for which Prudential provides administrative or recordkeeping services and further provided that such purchase is made within 60 days of receipt of the Benefit Plan distribution,

    . orders placed by broker-dealers, investment advisors or financial planners who have entered into an agreement with the Distributor, who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services (for example, mutual fund "wrap" or asset allocation programs), and

    . orders placed by clients of broker-dealers, investment advisers or financial planners who place trades for customer accounts if the accounts are linked to the master account of such broker-dealer, investment adviser or financial planner and the broker-dealer, investment adviser or financial planner charges its clients a separate fee for its services (for example, mutual fund "supermarket programs").

   Broker-dealers, investment advisers or financial planners sponsoring fee-based programs (such as mutual fund "wrap" or asset allocation programs and mutual fund "supermarket" (programs) may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

   For an investor to obtain any reduction or waiver of the initial sales charge at the time of the sale, either the Transfer Agent must be notified directly by the investor or the Distributor must be notified by the broker facilitating the transaction at the time of the sale that the sale qualifies for the reduced or waived sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charge is imposed upon Class A shares acquired upon the reinvestment of dividends and distributions.

   Combined Purchase and Cumulative Purchase Privilege. If an investor or eligible group of related investors purchases Class A shares of the Fund concurrently with Class A shares of other Prudential mutual funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See "How to Buy, Sell and Exchange Shares of the Fund--Reducing or Waiving Class A's Initial Sales Charge" in the Prospectus.

   An eligible group of related investors includes any combination of the following:

    .  an individual,

    .  the individual's spouse, their children and their parents,

    .  the individual's and spouse's IRA,

    . any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners),

    . a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children,

    . a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse, and

    . one or more employee benefit plans of a company controlled by an individual.

   In addition, an eligible group of related investors may include an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers. An employer controlling, controlled by or under common control with another employer is deemed related to that employer.

   The Transfer Agent, the Distributor or your broker must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in any retirement or group plans.

   Rights of Accumulation. Reduced sales charges are also available through Rights of Accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of shares of the Fund and shares of other Prudential mutual funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. However, the value of shares held directly with the Transfer Agent and through your broker will not be aggregated to determine the reduced sales charge. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (NAV plus maximum sales charge) as of the previous business day. The Distributor, your broker or the Transfer Agent must be notified at the time of purchase that the investor is entitled to a reduced sales charge. Reduced sales charges will be granted subject to confirmation of the investor's holdings. Rights of accumulation are not available to individual participants in any retirement or group plans. Effective July 7, 2003, the value of shares held in the Strategic Partners mutual funds will also be included in determining the applicable reduction.

   Letters of Intent. Reduced sales charges also are available to investors (or an eligible group of related investors) who enter into a written letter of intent providing for the purchase, within a thirteen-month period, of shares of the Fund and shares of other Prudential mutual funds (letter of intent). Retirement and group plans no longer qualify to purchase Class A shares at NAV by entering into a letter of intent.

   For purposes of the letter of intent, all shares of the Fund and shares of Prudential mutual funds (excluding money market funds, other than those acquired pursuant to the exchange privilege) which were previously purchased and are still owned are also included in determining the applicable reduction. Effective July 7, 2003, the value of shares held in the Strategic Partners mutual funds will also be included in determining the applicable reduction. However, the value of shares held directly with the Transfer Agent, Prudential or its affiliates, and through your broker will not be aggregated to determine the reduced sales charge.

   A letter of intent permits an investor to establish a total investment goal to be achieved by any number of investments over a thirteen-month period. Each investment made during the period will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. Escrowed shares totaling 5% of the dollar amount of the letter of intent will be held by the Transfer Agent in the name of the investor. The effective date of a letter of intent may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the investor's cost, can be applied to the fulfillment of the letter of intent goal.

   A letter of intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. In the event the letter of intent goal is not satisfied within the thirteen-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will redeem sufficient escrowed shares to obtain such difference. Investors electing to purchase shares of the Fund pursuant to a letter of intent should carefully read such letter.

   The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings.

Class B Shares and Class C Shares

   The offering price of Class B shares is the NAV next determined following receipt of an order in proper form by the Transfer Agent, your Dealer or the Distributor. Class C shares are sold with an initial sales charge of 1%. Redemptions of Class B and Class C shares may be subject to a CDSC. See "Contingent Deferred Sales Charge."

   The Distributor will pay, from its own resources, sales commissions at the time of sale of up to 4% of the purchase price of Class B shares to brokers, financial advisers and other persons who sell Class B shares. This facilitates the ability of the Fund to sell the Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee. See "How the Fund is Managed--Distributor." In connection with the sale of Class C shares, the Distributor will pay at the time of the sale, from its own resources, dealers, financial advisers and other persons which distribute Class C shares, a sales commission of up to 2% of the purchase price.

Waiver of Initial Sales Charge--Class C Shares

   Benefit Plans. Certain group retirement plans may purchase Class C shares at NAV, without the initial sales charge. For more information, call Prudential at (800) 353-2847.

   Investments of Redemption Proceeds from Other Investment
Companies. Investors may purchase Class C shares at NAV, without the initial sales charge, with the proceeds from the redemption of shares of any unaffiliated registered investment company which were not held through an account with any Prudential affiliate. Such purchases must be made within 60 days of the redemption. Investors eligible for this waiver include: (1) investors purchasing shares through an account at PSI ; (2) investors purchasing shares through a COMMAND Account or an Investor Account with Pruco; and (3) investors purchasing shares though other brokers. This waiver is not available to investors who purchase shares directly from the Transfer Agent. You must notify your broker if you are entitled to this waiver and provide it with such supporting documents as it may deem appropriate.

   Other. Investors who purchase Class C shares through certain broker-dealers that are not affiliated with Prudential may purchase Class C shares without paying the initial sales charge.

Class Z Shares

   Benefit Plans. Certain group retirement plans may purchase Class Z shares if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

   Mutual Fund Programs. Class Z shares also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes mutual funds as investment options and the Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

    . mutual fund "wrap" or asset allocation programs where the sponsor places Fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services

    . mutual fund "supermarket" programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

   Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

   Other Types of Investors. Class Z shares also are available for purchase by the following categories of investors:

    . certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available investment option

    . current and former Directors/Trustees of the Prudential mutual funds (including the Fund)

    .  Prudential, with an investment of $10 million or more.

   In connection with the sale of Class Z shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons which distribute shares a finder's fee, from its own resources, based on a percentage of the net asset value of shares sold by such persons.

Sale of Shares

   You can redeem your shares at any time for cash at the NAV next determined after the redemption request is received in proper form (in accordance with procedures established by the Transfer Agent in connection with investors' accounts) by the Transfer Agent, the Distributor or your broker. In certain cases, however, redemption proceeds will be reduced by the amount of any applicable CDSC, as described in "Contingent Deferred Sales Charges" below. If you are redeeming your shares through a broker, your broker must receive your sell order before the Fund computes its NAV for that day (at the close of regular trading on the New York Stock Exchange (NYSE), usually 4:00 p.m., New York time) in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. Your broker will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of the Fund.

   If you hold shares of the Fund through PSI, you must redeem your shares through PSI. Please contact your PSI financial advisor.

   In order to redeem shares, a written request for redemption signed by you exactly as the account is registered is required. If you hold certificates, the certificates must be received by the Transfer Agent, the Distributor or your dealer in order for the redemption request to be processed. If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 8149, Philadelphia, PA 19101, the Distributor or to your dealer.

   Payment for redemption of recently purchased shares will be delayed until the Fund or its Transfer Agent has been advised that the purchase check has been honored, which may take up to 10 calendar days from the time of receipt of the purchase check by the Transfer Agent. Such delay may be avoided by purchasing shares by wire or by certified or cashier's check.

   Expedited Redemption Privilege. By electing the Expedited Redemption Privilege, you may arrange to have redemption proceeds sent to your bank account. The Expedited Redemption Privilege may be used to redeem shares in an amount of $200 or more, except if an account for which an expedited redemption is requested has an account value of less than $200, the entire account will be redeemed. Redemption proceeds in the amount of $1,000 or more will be remitted by wire to your bank account at a domestic commercial bank which is a member of the Federal Reserve system. Redemption proceeds of less than $1,000 will be mailed by check to your designated bank account. Any applicable contingent deferred sales charge will be deducted from the redemption proceeds. Expedited redemption requests may be made by telephone or letter, must be received by the Fund prior to 4:00 p.m., New York time, to receive a redemption amount based on that day's NAV and are subject to the terms and conditions as set forth in the Prospectus regarding redemption of shares. In the event that the NYSE closes before 4:00 p.m., you will receive the following day's NAV if your order to sell is received after the NYSE closes. For more information, see "How to Buy, Sell and Exchange Shares of the Fund--Telephone Redemptions or Exchanges" in the Prospectus. The Expedited Redemption Privilege may be modified or terminated at any time without notice. To receive further information, shareholders should contact Prudential Mutual Fund Services LLC at (800) 225-1852.

   Signature Guarantee.  If the proceeds of the redemption (1) exceed $100,000,
(2) are to be paid to a person other than the shareholder, (3) are to be sent to an address other than the address on the Transfer Agent's records, or (4) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request or stock power must be signature guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer, savings institution or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. In the case of redemptions from a PruArray Plan, if the proceeds of the redemption are invested in another investment option of the plan in the name of the record holder and at the same address as reflected in the Transfer Agent's records, a signature guarantee is not required.

   Payment for shares presented for redemption will be made by check within seven days after receipt by the Transfer Agent, the Distributor or your broker of the certificate and written request, except as indicted below. If you hold shares through PSI , payment for shares presented for redemption will be credited to your account at your broker, unless you indicate otherwise. Such payment may be postponed or the right of redemption suspended at times (1) when the NYSE is closed for other than customary weekends and holidays, (2) when trading on such exchange is restricted, (3) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (4) during any other period when the Commission, by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (2), (3) or (4) exist.

   Redemption in Kind. If the Directors determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Commission. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. See "Sale of Shares" above. If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the 1940 Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.

   Involuntary Redemption. In order to reduce expenses of the Fund, the Fund may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other qualified or tax-deferred retirement plan or account, whose account has an account value of less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No CDSC will be imposed on any such involuntary redemption.

   90-day Repurchase Privilege. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest back into your account any portion or all of the proceeds of such redemption in shares of the Fund at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a pro rata basis.) You must notify the Transfer Agent, either directly or through the Distributor or your broker, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charge" below. Exercise of the repurchase privilege will generally not affect federal tax treatment of any gain realized upon redemption. However, if the redemption was made within a 30-day period of the repurchase and if the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, may not be allowed for federal income tax purposes.

Contingent Deferred Sales Charge

   Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a 1% CDSC. This charge, however, is waived for all such Class A shareholders other than those who purchased their shares through certain broker-dealers that are not affiliated with Prudential.

   Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within 18 months of purchase will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount received by you. The CDSC will be imposed on any redemption which will reduce the current value of your Class A, Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding 12 months in the case of Class A shares (in certain cases), six years, in the case of Class B shares, and 18 months, in the case of Class C shares. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor. If you purchased or hold your shares through a broker, third party administrator or other authorized entity that maintains subaccount recordkeeping, any applicable CDSC that you will pay will be calculated and reported to PMFS by such broker, administrator or other authorized entity.

   The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund.

   The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

                                                  Contingent Deferred Sales
                                                   Charge as a Percentage
                                                   of Dollars Invested or
    Year Since Purchase Payment Made                 Redemption Proceeds
    --------------------------------              -------------------------
    First........................................            5.0%
    Second.......................................            4.0%
    Third........................................            3.0%
    Fourth.......................................            2.0%
    Fifth........................................            1.0%
    Sixth........................................            1.0%
    Seventh......................................             None

   In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV above the total amount of payments for the purchase of Class A shares made during the preceding 12 months (in certain cases), six years for Class B shares and 18 months for Class C shares; then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

   For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

   For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

   Waiver of Contingent Deferred Sales Charge--Class A Shares. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a CDSC of 1%. This charge, however, is waived for all such Class A shareholders except for those who purchased their shares through certain broker-dealers that are not affiliated with Prudential.

   Waiver of Contingent Deferred Sales Charge--Class B Shares. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.

   The CDSC will also be waived in the case of total or partial redemption in connection with certain distributions made without penalty under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. These distributions are:

   (1) in the case of a tax-deferred retirement plan, a lump-sum or other distribution after retirement;

   (2) in the case of an IRA (including a Roth IRA), a lump-sum or other distribution after attaining age 59 1/2, death or disability, provided that the shares were purchased prior to death or disability, or a periodic distribution based on life expectancy;

   (3) in the case of a Section 403(b) custodial account, a lump sum or other distribution after attaining age 59 1/2; and

   (4) a tax-free return of an excess contribution or plan distributions following the death or disability of the shareholder, provided that the shares were purchased prior to death or disability.

   The waiver does not apply in the case of a tax-free rollover or transfer of assets, other than the one following a separation from service (that is, following voluntary or involuntary termination of employment or following retirement). Under no circumstances will the CDSC be waived on redemptions resulting from the termination of a tax-deferred retirement plan, unless such redemptions otherwise qualify for a waiver as described above. Shares purchased with amounts used to repay a loan from such plans on which a CDSC was not previously deducted will thereafter be subject to a CDSC without regard to the time such amounts were previously invested. In the case of a 401(k) plan, the CDSC will also be waived upon the redemption of shares purchased with amounts used to repay loans made from the account to the participant and from which a CDSC was previously deducted.

   Systematic Withdrawal Plan. The CDSC will be waived (or reduced) on certain redemptions effected through a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge.

The Transfer Agent will calculate the total amount available for this waiver annually on the anniversary date of your purchase or, for shares purchased prior to March 1, 1997, on March 1 of the current year. The CDSC will be waived (or reduced) on redemptions until this threshold of 12% is reached.

   In addition, the CDSC will be waived on redemptions of shares held by Directors of the Fund.

   You must notify the Fund's Transfer Agent either directly or through your broker, at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent or your broker with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement.

   In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.

             Category of Waiver         Required Documentation

             Death A certified copy of the shareholder's death certificate or, in the case of a trust, a certified copy of the grantor's death certificate, plus a copy of the trust agreement identifying the grantor.

             Disability--An individual  A copy of the Social
             will be considered         Security Administration
             disabled if he or she is   award letter or a letter
             unable to engage in any    from a physician on the
             substantial gainful        physician's letterhead
             activity by reason of any  stating that the
             medically determinable     shareholder is
             physical or mental         permanently disabled. In
             impairment which can be    the case of a trust, a
             expected to result in      copy of the trust
             death or to be of          agreement identifying the
             long-continued and         grantor will be required
             indefinite duration.       as well. The letter must
                                        also indicate the date of
                                        disability.

             Distribution from an IRA   A copy of the
               or 403(b) Custodial      distribution form from
               Account                  the custodial firm
                                        indicating (i) the date
                                        of birth of the
                                        shareholder and (ii) that
                                        the shareholder is over
                                        age 59 1/2 and is taking
                                        a normal
                                        distribution--signed by
                                        the shareholder.

             Distribution from          A letter signed by the
               Retirement Plan          plan
                                        administrator/trustee
                                        indicating the reason for
                                        the distribution.

             Excess Contributions       A letter from the
                                        shareholder (for an IRA)
                                        or the plan
                                        administrator/trustee on
                                        company letterhead
                                        indicating the amount of
                                        the excess and whether or
                                        not taxes have been paid.

   The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.

Waiver of Contingent Deferred Sales Charge--Class C Shares

   Benefit Plans. The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC will also be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

Conversion Feature--Class B Shares

   Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge.

   Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) eligible to convert to Class A shares (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (1) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (2) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

   For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible
Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (i.e., $1,000 divided by $2,100 or 47.62%, multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

   Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share NAV of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted.

   For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year would not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.

   Class B shares acquired through the reinvestment of dividends or distributions will be converted to Class A shares according to the procedures utilized by the broker-dealer through which the Class B shares were purchased if the shares are carried on the books of that broker-dealer and the broker-dealer provides subaccounting services to the Fund. Otherwise, the procedures utilized by PMFS, or its affiliates, will be used. The use of different procedures may result in a timing differential in the conversion of Class B shares acquired through the reinvestment of dividends and distributions.

   The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (1) that the dividends and other distributions paid on Class A, Class B, Class C and Class Z shares will not constitute "preferential dividends" under the Internal Revenue Code and (2) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

                        SHAREHOLDER INVESTMENT ACCOUNT

   Upon the initial purchase of Fund shares, a Shareholder Investment Account is established for each investor under which a record of where the shares are held is maintained by the Transfer Agent. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Shareholder Investment Account at any time. There is no charge to the investor for issuance of a certificate. The Fund makes available to its shareholders the following privileges and plans:

Automatic Reinvestment of Dividends and/or Distributions

   For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund at NAV per share. An investor may direct the Transfer Agent in writing not less than five full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the dealer. Any shareholder who receives dividends or distributions in cash may subsequently reinvest any such dividend or distribution at NAV by returning the check to the Transfer Agent within 30 days after the payment date. The reinvestment will be made at the NAV next determined after receipt of the check by the Transfer Agent. Shares purchased with reinvested dividends or distributions will not be subject to any CDSC upon redemption.

Exchange Privilege

   The Fund makes available to its shareholders the privilege of exchanging their shares of the Fund for shares of certain other Prudential mutual funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other Prudential mutual funds may also be exchanged for shares of the Fund. Effective July 7, 2003, shareholders of the Fund may also exchange their shares for shares of the same class in certain of the Strategic Partners mutual funds. All exchanges are made on the basis of the relative NAV next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws. For retirement and group plans having a limited menu of Prudential mutual funds, the exchange privilege is available for those funds eligible for investment in the particular program.

   It is contemplated that the exchange privilege may be applicable to new mutual funds, the shares of which may be distributed by the Distributor.

   In order to exchange shares by telephone, you must authorize telephone exchanges on your initial application form or by written notice to the Transfer Agent and hold shares in non-certificate form. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 a.m. and 8:00 p.m., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. Neither the Fund nor its agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine under the foregoing procedures. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order.

   If you hold shares through PSI, you must exchange your shares by contacting your PSI financial adviser.

   If you hold certificates, the certificates must be returned in order for the shares to be exchanged. See "Sale of Shares" above.

   You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 8157, Philadelphia, PA 19101.

   In periods of severe market or economic conditions the telephone exchange of shares may be difficult to implement and you should make exchanges by mail by writing to Prudential Mutual Fund Services LLC at the address noted above.

   Class A. Shareholders of the Fund may exchange their Class A shares for Class A shares of certain other Prudential mutual funds and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the Exchange Privilege only to acquire Class A shares of the Prudential mutual funds participating in the exchange privilege.

   The following money market funds participate in the Class A Exchange
Privilege: Prudential California Municipal Fund (California Money Market Series); Prudential Government Securities Trust (Money Market Series and U.S. Treasury Money Market

Series); Prudential Municipal Series Fund (New York Money Market Series and New Jersey Money Market Series); Prudential MoneyMart Assets, Inc. (Class A shares); and Prudential Tax-Free Money Fund, Inc.

   Class B and Class C. Shareholders of the Fund may exchange their Class B and Class C shares of the Fund for Class B and Class C shares, respectively, of certain other Prudential mutual funds and shares of Special Money Market Fund, Inc., a money market fund. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of the Class B and Class C shares acquired as a result of an exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the first day of the month after the initial purchase, rather than the date of the exchange.

   Class B and Class C shares of the Fund may also be exchanged for shares of Special Money Market Fund, Inc. without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Fund, such shares will be subject to the CDSC calculated without regard to the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being exchanged first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into the Fund from a money market fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.

   At any time after acquiring shares of other funds participating in the Class B or Class C exchange privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of the Fund without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares of other funds without being subject to any CDSC.

   Class Z. Class Z shares may be exchanged for Class Z shares of other Prudential mutual funds.

   Special Exchange Privileges. A special exchange privilege is available for shareholders who qualify to purchase Class Z shares. Shareholders who qualify to purchase Class Z shares will have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange.

   Participants in any fee-based program for which the Fund is an available option will have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at NAV. Similarly, participants in PSI's 401(k) Plan for which the Fund's Class Z shares are an available option and who wish to transfer their Class Z shares out of the PSI 401(k) Plan following separation from service (i.e., voluntary or involuntary termination of employment or retirement) will have their Class Z shares exchanged for Class A shares at NAV.

   The PSI Cash Balance Pension Plan may only exchange its Class Z shares for Class Z shares of those Prudential Mutual Funds which permit investment by the PSI Cash Balance Pension Plan.

   Additional details about the exchange privilege and prospectuses for each of the Prudential mutual funds are available from the Fund's Transfer Agent, the Distributor or your broker. The special exchange privilege may be modified, terminated or suspended on 60 days' notice, and any fund, including the Fund, or the Distributor, has the right to reject any exchange application relating to such fund's shares.

Dollar Cost Averaging

   Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.

   Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $24,728 at a private college and around $9,663 at a public university. Assuming these costs increase at a rate of 7% a year, the cost of one year at a private college could reach $45,463 and over $17,765 at a public university in ten years.1

   The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.2

Period of Monthly investments:           $100,000 $150,000 $200,000 $250,000
------------------------------           -------- -------- -------- --------
25 years................................  $  105   $  158   $  210   $  263
20 years................................     170      255      340      424
15 years................................     289      433      578      722
10 years................................     547      820    1,093    1,366
5 years.................................   1,361    2,041    2,721    3,402

See "Automatic Investment Plan."
----------
1Source: The College Board Trends in College Pricing 2002. Average costs include tuition, fees, room and board for the 2002-2003 academic year.
2The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of the Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares may be worth more or less than their original cost when redeemed.

Automatic Investment Plan (AIP)

   Under AIP, an investor may arrange to have a fixed amount automatically invested in shares of the Fund by authorizing his or her bank account or brokerage account (including a PSI Command Account) to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automated Clearing House System.

   Further information about this program and an application form can be obtained from the Transfer Agent, the Distributor or your broker.

Systematic Withdrawal Plan

   A systematic withdrawal plan is available to shareholders through the Distributor, the Transfer Agent or your broker. The Systematic Withdrawal Plan provides for monthly, quarterly, semi-annual or annual redemption checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Systematic withdrawals of Class B or Class C shares may be subject to a CDSC. The systematic withdrawal plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.

   In the case of shares held through the Transfer Agent the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares at NAV on shares held under this plan.

   The Transfer Agent, the Distributor or your broker acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment. The systematic withdrawal plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

   Systematic withdrawals should not be considered as dividends, yield or income. If systematic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

   Furthermore, each systematic withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, systematic withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charges applicable to
(1) the purchase of Class A and Class C shares and (2) the withdrawal of Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the plan, particularly if used in connection with a retirement plan.

Tax-Deferred Retirement Plans

   Various tax deferred retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-deferred accounts" under
Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants or a pooled account arrangement. Information regarding the establishment of these plans, their administration, custodial fees and other details are available from the Distributor or the Transfer Agent.

   Investors who are considering the adoption of such a plan should consult with their own legal counsel and/or tax adviser with respect to the establishment and maintenance of any such plan.

Tax-Deferred Retirement Accounts

   Individual Retirement Accounts. An IRA permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, an 8% rate of return and a 38.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.

                           Tax-Deferred Compounding1

                        Contributions Personal
                         Made Over:   Savings    IRA
                         ----------   -------- --------
                          10 years    $ 26,283 $ 31,291
                          15 years      44,978   58,649
                          20 years      68,739   98,846
                          25 years      98,936  157,909
                          30 years     137,316  244,692

----------
/1/The chart is for illustrative purposes only and does not represent the performance of the Fund or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in a traditional IRA account will be subject to tax when withdrawn from the account. Distributions from a Roth IRA which meets the conditions required under the Internal Revenue Code will not be subject to tax upon withdrawal from the account.

Mutual Fund Programs

   From time to time, the Fund may be included in a mutual fund program with other Prudential mutual funds. Under such a program, a group of portfolios will be selected and thereafter marketed collectively. Typically, these programs are created with an investment theme, such as pursuit of greater diversification, protection from interest rate movements or access to different management styles. In the event that such a program is instituted, there may be a minimum investment requirement for the program as a whole. The Fund may waive or reduce the minimum initial investment requirements in connection with such a program.

   The mutual funds in the program may be purchased individually or as part of a program. Since the allocation of portfolios included in the program may not be appropriate for all investors, individuals should consult their financial advisor concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.

                                NET ASSET VALUE

   The Fund's net asset value per share or NAV is determined by subtracting its liabilities from the value of its assets and dividing the remainder by the number of outstanding shares. NAV is calculated separately for each class. The Fund will compute its NAV once each business day at the close of regular trading on the NYSE, usually at 4:00 P.M., New York time. The Fund may not compute its NAV on days on which no orders to purchase, sell or redeem Fund shares have been received or days on which changes in the value of the Fund's portfolio securities do not materially affect NAV. The NYSE is closed on most national holidays and on Good Friday.

   Under the 1940 Act, the Board of Directors is responsible for determining in good faith the fair value of securities of the Fund. In accordance with procedures adopted by the Board of Directors, investments listed on a securities exchange and Nasdaq National Market System securities (other than options on stock and stock indexes) are valued at the last sale price on such exchange or system on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices on such day, or at the bid price on such day in the absence of an asked price. Corporate bonds (other than convertible debt securities) and U.S. Government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager in consultation with the Subadviser to be over-the-counter, are valued on the basis of valuations provided by an independent pricing agent or principal market maker which uses information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager in consultation with the Subadviser to be over-the-counter, are valued at the mean between the last reported bid and asked prices (or the last bid price in the absence of an asked price) provided by more than one principal market maker. Options on stock and stock indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on the respective exchange and futures contracts and options thereon are valued at their last sale prices as of the close of trading on the applicable commodities exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank or dealer and forward currency forward contracts are valued at the current cost of covering or offsetting such contracts. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value, considering factors determined in good faith by the investment adviser under procedures established by and under the general supervision of the Fund's Board of Directors.

   Securities or other assets for which reliable market quotations are not readily available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager or Subadviser (or Valuation Committee or Board of Directors) does not represent fair value, are valued by the Valuation Committee or Board of Directors in consultation with the Manager or Subadviser including its portfolio manager, traders, and its research and credit analysts, on the basis of the following factors: cost of the security, transactions in comparable securities, relationships among various securities and such other factors, as may be determined by the Manager, Subadviser, Board of Directors or Valuation Committee to materially affect the value of the security. Short-term debt securities are valued at cost, with interest accrued or discount amortized to the date of maturity, if their original maturity was 60 days or less, unless this is determined by the Board of Directors not to represent fair value. Short-term securities with remaining maturities of more than 60 days, for which market quotations are readily available, are valued at their current market quotations as supplied by an independent pricing agent or principal market maker.

   Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different NAVs and dividends. NAV is calculated separately for each class. The NAVs of Class B and Class C shares will generally be lower than the NAV of Class A shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. The NAV of Class Z shares will generally be higher than the NAV of Class A, Class B or Class C shares as a result of the fact that the Class Z shares are not subject to any distribution or service fee. It is expected, however, that the NAV of the four classes will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

                      TAXES, DIVIDENDS AND DISTRIBUTIONS

   The Fund has elected to qualify and intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code. This relieves the Fund (but not its shareholders) from paying federal income tax on income which is distributed to shareholders, and, if the Fund did realize long-term capital gains, permits net capital gains of the Fund (i.e. the excess of net long-term capital gains over net short-term capital losses) to be treated as long-term capital gains of the shareholders, regardless of how long shareholders have held their shares in the Fund. For federal income tax purposes, the Fund had a capital loss carryforward as of April 30, 2003, of $21,367,161 which expires 2011.

   Qualification as a regulated investment company under the Internal Revenue Code requires, among other things, that the Fund (1) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; (2) diversify its holdings so that, at the end of each fiscal quarter, (a) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation generally limited, in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund's assets and 10% of the outstanding voting securities of such issuer), and (b) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), and (3) distribute to its shareholders at least 90% of its net investment income and net short-term gains (i.e., the excess of net short-term capital gains over net long-term capital losses) in each year. These requirements may limit the Fund's ability to invest in other types of assets. The Fund generally will be subject to a nondeductible excise tax of 4% to the extent that it does not meet certain minimum distribution requirements as of the end of each calendar year. The Fund intends to make timely distributions of its income in compliance with these requirements and anticipates that it will not be subject to the excise tax.

   Gains or losses on sales of securities by the Fund will generally be treated as long-term capital gains or losses if the securities have been held by it for more than one year. Other gains or losses on the sale of securities will be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities will generally be treated as gains and losses from the sale of securities. If an option written by the Fund on securities lapses or is terminated through a closing transaction, such as a purchase by the Fund of the option from its holder, the Fund will generally realize short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. If securities are sold by the Fund pursuant to the exercise of a call option written by it, the Fund will include the premium received in the sale proceeds of the securities delivered in determining the amount of gain or loss on the sale. Certain of the Fund's transactions may be subject to wash sale, straddle, constructive sale and short sale provisions of the Internal Revenue Code which may, among other things, require the Fund to defer losses, recognize gain, or cause gain to be treated as ordinary income rather than as capital gain. In addition, debt securities acquired by the Fund may be subject to original issue discount rules which may, among other things, cause the Fund to accrue income in advance of the receipt of cash with respect to interest, and market discount rules which may, among other things, cause gains to be treated as ordinary income. Gains or losses attributable to foreign currency contracts, or to fluctuations in exchange rates between the time the Fund accrues income, expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities, are treated as ordinary income or ordinary loss for federal income tax purposes. Similarly, gains or losses on the disposition of debt securities held by the Fund, if any, denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and its disposition dates are also treated as ordinary income or loss.

   Special rules apply to most options on stock indexes, certain futures contracts and options thereon, and foreign currency forward contracts in which the Fund may invest. These investments generally will constitute Section 1256 contracts and will be required to be "marked to market" for federal income tax purposes at the end of the Fund's taxable year, i.e., treated as having been sold at their fair market value on the last day of the Fund's taxable year. Sixty percent of any capital gain or loss recognized on such deemed sales and on actual dispositions will generally be treated as long-term capital gain or loss, and the remainder will generally be treated as short-term capital gain or loss.

   Forward currency contracts, options and futures contracts entered into by the Fund may create "straddles" for federal income tax purposes. Positions which are part of a "straddle" will be subject to certain wash sale, short sale, and constructive sale provisions of the Internal Revenue Code.

   A "passive foreign investment company" (PFIC) is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. If the Fund acquires and holds stock in a PFIC beyond the end of the year of its acquisition, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock or of any gain from disposition of the stock (collectively, PFIC income), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to the extent that income is distributed to its shareholders. If the Fund elects to treat any PFIC in which it invests as a "qualified electing fund," then, in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the qualified electing funds' annual ordinary earnings and net capital gain, even if they are not distributed to such Fund; those amounts would be subject to the distribution requirements applicable to the Fund described above. Because the election to treat a PFIC as a qualifying fund cannot be made without the provision of certain information by the PFIC, the Fund may not be able to make such an election. If the Fund does not or cannot elect to treat such a PFIC as a "qualified electing fund," the Fund can make a "mark-to-market" election with respect to any marketable stock it holds of a PFIC, i.e., treat the shares of the PFIC as sold on the last day of the Fund's taxable year, and thus avoid the special tax and interest charge. The gains the Fund recognizes from the mark-to-market election would be included as ordinary income in the net investment income the Fund must distribute to shareholders, notwithstanding that the Fund would receive no cash in respect of such gains. Any loss from the mark-to-market election will be recognized to the extent of previously reported mark-to-market gains. In addition, notwithstanding any election the U.S. shareholder makes with regard to the Fund's shares, dividends that the U.S. shareholder receives from the Fund will not be eligible for the special tax rates applicable to qualified dividend income (as discussed below) if the Fund is a PFIC either in the taxable year of the distribution or the preceding taxable year, but instead will be taxable at rates applicable to ordinary income.

   Dividends of net investment income paid to a noncorporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum tax rate of 15%. However, the amount of dividend income that may be so designated by the Fund will generally be limited to the aggregate of the eligible dividends received by the Fund. In addition, the Fund must meet certain holding period requirements with respect to the shares on which the Fund received the eligible dividends, and the noncorporate U.S. shareholder must meet certain holding period requirements with respect to the Fund shares. Dividends of net investment income that are not designated as qualified dividend income and distributions of net short-term capital gains will be taxable to shareholders at rates applicable to ordinary income. Dividends of net investment income and net short-term capital gains will be taxable to a U.S. shareholder regardless of whether such shareholder receives such dividends in additional shares or in cash.

   Dividends received from the Fund will be eligible for the dividends-received deduction that is generally available to corporate shareholders only to the extent that the Fund's income is derived from certain dividends received from domestic corporations. Since the Fund is not likely to have a substantial portion of its assets invested in stock of domestic corporations, the amount of the Fund's dividends eligible for the corporate dividends-received deduction will be likely minimal. The amount of dividends qualifying for the dividends-received deduction will be designated as such in a written notice to shareholders mailed not later than 60 days after the end of the Fund's taxable year. Distributions of net long-term capital gains, if any, will be taxable as long-term capital gains regardless of whether the shareholder receives such distributions in additional shares or in cash and regardless of how long the shareholder has held the Fund's shares, and will not be eligible for the dividends-received deduction for corporations. Shareholders electing to receive dividends and capital gain distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of the Fund on the reinvestment date. Any gain or loss realized upon the sale or redemption of shares by a shareholder will generally be treated as long-term capital gain or loss if the shares have been held for more than one year. Capital gain of a noncorporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held for more than one year.

   Dividends of net investment income and distributions of net short-term capital gains paid to a shareholder who is a nonresident alien individual, foreign corporation or foreign partnership (foreign shareholder) generally will be subject to U.S. withholding tax at a rate of 30% (or lower treaty rate), unless the dividends are effectively connected with the U.S. trade or business of the shareholder. Gains realized upon the sale or redemption of shares of the Fund by a foreign shareholder and distributions of net long-term capital gains to a foreign shareholder will generally not be subject to U.S. income tax unless the gain is effectively connected with a trade or business carried on by the shareholder within the United States. The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences resulting from their investment in the Fund.

   Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which the Fund will be subject since the amount of the Fund's assets to be invested in various countries is not known.

   If the Fund is liable for foreign taxes, the Fund expects to meet the requirements of the Internal Revenue Code for "passing-through" to certain shareholders foreign income taxes paid, but there can be no assurance that the Fund will be able to do so. Under the Internal Revenue Code, if more than 50% of the value of the Fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible and may file an election with the Internal Revenue Service to "pass-through" to certain Fund shareholders the amount of foreign income taxes paid by the Fund. Pursuant to this election, shareholders will be required to:
(1) include in gross income as income from sources outside the United States (in addition to certain dividends paid by the Fund which represent income from sources outside the United States) their pro rata share of the foreign income taxes paid by the Fund; (2) treat their pro rata share of foreign income taxes as paid by them; and (3) certain shareholders may either deduct their pro rata share of foreign income taxes in computing their taxable income or, subject to certain limitations, use it as a foreign tax credit against U.S. income taxes imposed on foreign source income. For this purpose, the portion of dividends paid by the Fund from its foreign source income will be treated as such. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. A shareholder that is a nonresident alien individual or foreign corporation may be subject to U.S. withholding tax on the income resulting from the election described in this paragraph, but may not be able to claim a credit or deduction against such tax for the foreign taxes treated as having been paid by such shareholder. A tax-exempt shareholder will not ordinarily benefit from this election. The amount of foreign taxes for which a shareholder may claim a credit in any year will generally be subject to various limitations including a separate limitation for "passive income," which includes, among other things, dividends, interest and certain foreign currency gains.

   The per share dividends on Class B and Class C shares will be lower than the per share dividends on Class A and Class Z shares as a result of the higher distribution-related fee applicable to the Class B and Class C shares. The per share distributions of net capital gains, if any, will be paid in the same amount for Class A, Class B, Class C and Class Z shares. See "Net Asset Value."

   The Fund may also be subject to state or local taxes in certain other states where it is deemed to be doing business. Further, in those states which have income tax laws, the tax treatment of the Fund and of shareholders of the Fund with respect to distributions by the Fund may differ from federal income tax treatment. Shareholders should consult their own tax advisers with respect to the federal, state and local tax consequences resulting from their investment in the Fund.

                            PERFORMANCE INFORMATION

   Average Annual Total Return. The Fund may from time to time advertise its average annual total return. Average annual total return is determined separately for Class A, Class B, Class C and Class Z shares.

   Average annual total return is computed according to the following formula:

                                 P(1+T)n = ERV

Where: P = a hypothetical initial payment of $1000.
     T = average annual total return.
     n = number of years.
     ERV =ending redeemable value at the end of the 1, 5 or 10 year periods (or fractional portion thereof) of a hypothetical $1000 payment made at the beginning of the 1, 5, or 10 year periods.

   Average annual total return takes into account any applicable initial or contingent deferred sales charges but does not take into account any federal or state income taxes that may be payable upon receiving distributions and following redemption.

   Below are the average annual total returns for the Fund's share classes for the periods ended April 30, 2003.

                                            Since
                           1 Year  5 Year Inception
                           ------- ------ ---------
                   Class A -22.72% -8.65%   3.01%   (7-13-94)
                   Class B -23.29% -8.57%   2.77%   (7-13-94)
                   Class C -20.83% -8.60%   2.67%   (7-13-94)
                   Class Z -18.35% -7.48%   2.38%   (4-15-96)

Average Annual Total Return (After Taxes on Distributions and After Taxes on Distributions and Redemption).

   Average annual total returns (after taxes on distributions and after taxes on distributions and redemption) take into account any applicable initial or contingent deferred sales charges and takes into account federal income taxes that may be payable upon receiving distributions and following redemption. Federal income taxes are calculated using the highest marginal income tax rates in effect on the reinvestment date.

   Average annual total return (after taxes on distributions) is computed according to the following formula:

                            P(1 + T)/n/ = ATV\\D\\

Where: P = a hypothetical initial payment of $1,000.
     T = average annual total return (after taxes on distributions).
     n = number of years.
     ATV\\D\\ = ending value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption.

   The average annual total return (after taxes on distributions) for each class for the 1 year, 5 year and since-inception periods ended April 30, 2003 are set forth in the following table:

Average Annual Total Return (After Taxes on Distributions) for Periods ended April 30, 2003

                                            Since
                           1 Year  5 Year Inception
                           ------- ------ ---------
                   Class A -22.72% -9.63%   1.97%   (7-13-94)
                   Class B -23.29% -9.54%   1.77%   (7-13-94)
                   Class C -20.83% -9.57%   1.67%   (7-13-94)
                   Class Z -18.35% -8.49%   1.07%   (4-15-96)

   Average annual total return (after taxes on distributions and redemption) is computed according to the following formula:

                           P(1 + T)/n /= ATV\\DR \\

Where: P = a hypothetical initial payment of $1,000.
     T = average annual total return (after taxes on distributions).
     n = number of years.
     ATV\\DR \\= ending value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof), after taxes on fund distributions and redemption.

   The average annual total return (after taxes on distributions and redemption) for each class for the 1 year, 5 year and since-inception periods ended April 30, 2003 are set forth in the following table:

                                            Since
                           1 Year  5 Year Inception
                           ------- ------ ---------
                   Class A -13.95% -6.47%   2.55%   (7-13-94)
                   Class B -14.30% -6.36%   2.42%   (7-13-94)
                   Class C -12.79% -6.39%   2.34%   (7-13-94)
                   Class Z -11.27% -5.62%   2.03%   (4-15-96)

   Aggregate Total Return. The Fund may also advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B, Class C and Class Z shares.

   Aggregate total return represents the cumulative change in the value of an investment in the Fund and is computed according to the following formula:

                                  T = ERV - P
                                      -------
                                         P

Where: P = a hypothetical initial payment of $1000.
     T = aggregate total return.
     ERV =ending redeemable value at the end of the 1, 5 or 10 year periods (or fractional portion thereof) of a hypothetical $1000 payment made at the beginning of the 1, 5 or 10 year periods.

   Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges.

   Below are the aggregate total returns for the Fund's share classes for the periods ended April 30, 2003.

                                            Since
                          1 Year  5 Years Inception
                          ------- ------- ---------
                  Class A -18.65% -33.03%  36.61%   (7-13-94)
                  Class B -19.26% -35.59%  27.18%   (7-13-94)
                  Class C -19.22% -35.57%  27.39%   (7-13-94)
                  Class Z -18.35% -32.21%  18.03%   (4-15-96)

   Advertising. Advertising materials for the Fund may include biographical information relating to its portfolio manager(s), and may include or refer to commentary by the Fund's manager(s) concerning investment style, investment discipline, asset growth, current or past business experience, business capabilities, political, economic or financial conditions and other matters of general interest to investors. Advertising materials for the Fund also may include mention of The Prudential Insurance Company of America, its affiliates and subsidiaries, and reference the assets, products and services of those entities.

   From time to time, advertising materials for the Fund may include information concerning retirement and investing for retirement, may refer to the approximate number of Fund shareholders and may refer to Lipper rankings or Morningstar ratings, other related analysis supporting those ratings, other industry publications, business periodicals and market indexes. In addition advertising materials may reference studies or analyses performed by the manager or its affiliates. Advertising materials for sector funds, funds that focus on market capitalizations, index funds and international/global funds may discuss the potential benefits and risks of that investment style. Advertising materials for fixed income funds may discuss the benefits and risks of investing in the bond market including discussions of credit quality, duration and maturity.

   From time to time, the performance of the Fund may be measured against various indexes. Set forth below is a chart which compares the performance of different types of investments over the long-term with the rate of inflation.1

                                    [CHART]

                        ----------------------------
                        PERFORMANCE
                        COMPARISON OF DIFFERENT
                        TYPES OF INVESTMENTS
                        OVER THE LONG TERM
                        (12/31/1926-12/31/2002)
                        ----------------------------
                        Common Stocks          10.2%
                        Long-Term Gov't. Bonds  5.5%
                        Inflation               3.1%


/1/ Source: Ibbotson Associates. Used with permission. All rights reserved.
    Common stock returns are based on the Standard & Poor's 500 Composite Stock Price Index, a market-weighted, unmanaged index of 500 common stocks in a variety of industry sectors. It is a commonly used indicator of broad stock price movements. This chart is for illustrative purposes only, and is not intended to represent the performance of any particular investment or fund. Investors cannot invest directly in an index. Past performance is not a guarantee of future results.

                             FINANCIAL STATEMENTS

   The Fund's financial statements for the fiscal year ended April 30, 2003, incorporated into this SAI by reference to the Fund's 2003 annual report to shareholders (File No. 811-07167), have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, independent auditors, given on authority of said firm as experts in auditing and accounting. You may obtain a copy of the Fund's annual report at no charge by request to the Fund by calling (800) 225-1852, or by writing to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

                  APPENDIX I--DESCRIPTION OF SECURITY RATINGS

MOODY'S INVESTORS SERVICE, INC.

Debt Ratings

   Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than that of Aaa securities.

   A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

   Baa: Bonds which are rated Baa are considered as medium-grade obligations (that is, they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Baa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

Short-Term Debt Ratings

   Moody's short-term debt ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted.

   PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

    .  Leading market positions in well-established industries.

    .  High rates of return on funds employed.

    . Conservative capitalization structure with moderate reliance on debt and ample protection.

    . Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

    . Well-established access to a range of financial markets and assured sources of alternative liquidity.

   PRIME-2: Issuers rate Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This normally will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liability is maintained.

   MIG 1: This designation denotes best quality. There is strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

   MIG 2: This designation denotes high quality. Margins of protection are ample although not so large as in the proceeding group.

STANDARD & POOR'S RATINGS SERVICES

Long-Term Issue Credit Ratings

   AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligator's capacity to meet its financial commitment on the obligation is extremely strong.

   AA: An obligation rated AA differs from the highest-rated obligation only in small degrees. The obligator's capacity to meet its financial commitment on the obligation is extremely strong.

   A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligator's capacity to meet its financial commitment on the obligation is still strong.

   BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet the financial commitment on the obligation.

   Plus (+) or Minus (-): The ratings from AA to BBB may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Commercial Paper Ratings

   A-1: This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

   A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

Notes Ratings

   An S&P notes rating reflects the liquidity factors and market risks unique to notes. Notes due in three years or less will likely receive a notes rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

  -- Amortization schedule--the longer the final maturity relative to other maturities the more likely it will be treated as a note.

  -- Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

   SP-1: Strong capacity to pay principal and interest. An issue determined to posses a very strong capacity to pay debt service is given a plus (+) designation.

   SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

FITCH RATINGS

International Long-Term Credit Ratings

   AAA: Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

   AA: Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payments of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

   A: High credit quality. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

   BBB: Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Short-Term Debt Ratings

   F1: Highest credit quality. Indicates the best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

   F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

   Plus (+) or minus (-): Plus and minus signs may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA long-term rating category or to short-term ratings other than F-1.

                  APPENDIX II--GENERAL INVESTMENT INFORMATION

   The following terms are used in mutual fund investing.

Asset Allocation

   Asset allocation is a technique for reducing risk and providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

Diversification

   Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.

Duration

   Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

   Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, i.e., principal and interest rate payments. Duration is expressed as a measure of time in years-the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

Market Timing

   Market timing--buying securities when prices are low and selling them when prices are relatively higher--may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors off-set short-term price volatility and realize positive returns.

Power of Compounding

   Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

Standard Deviation

   Standard deviation is an absolute (non-relative) measure of volatility which, for a mutual fund, depicts how widely the returns varied over a certain period of time. When a fund has a high standard deviation, its range of performance has been very wide, implying greater volatility potential. Standard deviation is only one of several measures of a fund's volatility.

                   APPENDIX III--HISTORICAL PERFORMANCE DATA

   The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.

   This following chart shows the long-term performance of various asset classes and the rate of inflation.

               Each Investment Provides A Different Opportunity

                                    [CHART]



Source: Ibbotson Associates. Used with permission. All rights reserved. This chart is for illustrative purposes only and is not indicative of the past, present, or future performance of any asset class or any Prudential mutual fund.

Generally, stock returns are due to capital appreciation and the reinvestment of distributions. Bond returns are due mainly to the reinvestment of interest. Also, stock prices usually are more volatile than bond prices over the long-term. Small stock returns for 1926-1980 are those of stocks comprising the 5th quintile of the New York Stock Exchange. Thereafter, returns are those of the Dimensional Fund Advisors (DFA) Small Company Fund. Common stock returns are based on the Standard & Poor's 500 Composite Stock Price Index, a market-weighted, unmanaged index of 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.

Long-term government bond returns are measured using a constant one-bond portfolio with a maturity of roughly 20 years. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the government as to the timely payment of principal and interest; equities are not. Inflation is measured by the consumer price index (CPI).

                                     III-1

   Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield bonds and world government bonds on an annual basis for the years shown. The total returns of the indices include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of the Fund or of any sector in which the Fund invests.

   All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Risk/Return Summary--Fees and Expenses" in the Prospectus. The net effect of the deduction of the operating expenses of a mutual fund on the historical total returns, including the compounded effect over time, could be substantial.

           Historical Total Returns of Different Bond Market Sectors

                                  [FLOW CHART]


Historical Total Returns of Different Bond Market Sectors


YEAR                      1991    1992    1993    1994     1995    1996
__________________________________________________________________________
U.S. Government
Treasury
Bonds/1/                 15.3%    7.2%   10.7%   (3.4)%   18.4%    2.7%
__________________________________________________________________________
U.S. Government
Mortgage
Securities/2/            15.7%    7.0%    6.8%   (1.6)%   16.8%    5.4%
__________________________________________________________________________
U.S. Investment Grade
Corporate Bonds/3/        18.5%    8.7%   12.2%   (3.9)%   22.3%    3.3%
__________________________________________________________________________
U.S. High Yield
Bonds/4/                 46.2%   15.8%   17.1%   (1.0)%   19.2%   11.4%
__________________________________________________________________________
World Government
Bonds/5/                 16.2%    4.8%   15.1%    6.0%    19.6%    4.1%
==========================================================================
Difference between
highest and lowest
returns percent          30.9%   11.0%   10.3%    9.9%     5.5%    8.7%


YEAR                      1997    1998    1999      2000     2001      2002
____________________________________________________________________________
U.S. Government
Treasury
Bonds/1/                  9.6%   10.0%   (2.56)%   13.52%    7.23%    11.50%
____________________________________________________________________________
U.S. Government
Mortgage
Securities/2/             9.5%    7.0%    1.86%    11.16%    8.22%     8.75%
____________________________________________________________________________
U.S. Investment Grade
Corporate Bonds/3/        10.2%    8.6%   (1.96)%    9.39%   10.40%   10.52%
____________________________________________________________________________
U.S. High Yield
Bonds/4/                 12.8%    1.6%    2.39%    (5.86)%   5.28%   (1.41)%
____________________________________________________________________________
World Government
Bonds/5/                 (4.3)%   5.3%   (5.07)%   (2.63)%  (3.54)%   21.99%
============================================================================
Difference between
highest and lowest
returns percent          17.1%    8.4%    7.46%    19.10%   13.94%    23.40%



----------
/1/ Lehman Brothers Treasury Bond Index is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year.
/2/ Lehman Brothers Mortgage-Backed Securities Index is an unmanaged index that includes over 600 15- and 30-year fixed-rate mortgage-backed securities of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC).
/3/ Lehman Brothers Corporate Bond Index includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S. dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year.
/4/ Lehman Brothers High Yield Bond Index is an unmanaged index comprising over
    750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by S&P or Fitch Investors Service). All bonds in the index have maturities of at least one year. Data retrieved from Lipper, Inc.
/5/ Salomon Smith Barney Brothers World Government Index (Non U.S.) includes
    800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including those in Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.

                                     III-2

This chart illustrates the performance of major world stock markets for the periods shown. It does not represent the performance of any Prudential mutual fund.

 Average Annual Total Return of Major World Stock Markets (12/31/85-12/31/02)
                               (in U.S. dollars)

     [CHART]

Denmark           10.58%
Hong Kong         10.44%
USA               10.25%
Netherlands       10.00%
United Kingdom     9.48%
Switzerland        9.46%
Sweden             9.41%
Belgium            8.64%
Spain              8.55%
Europe             8.03%
France             7.56%
Australia          7.07%
Canada             6.86%
Norway             6.49%
Austria            4.00%
Germany            3.94%
Italy              2.39%
Japan             -1.21%


Source: Morgan Stanley Capital International (MSCI) and Lipper, Inc. Used with permission. Morgan Stanley Country indices are unmanaged indices which include those stocks making up the largest two-thirds of each country's total stock market capitalization. Returns reflect the reinvestment of all distributions. This chart is for illustrative purposes only and is not indicative of the past, present or future performance of any specific investment. Investors cannot invest directly in stock indices.
This chart shows the growth of a hypothetical $10,000 investment made in the stocks representing the S&P 500 stock index with and without reinvested dividends.

                                    [CHART]

             Capital
           Appreciation       Capital
          and Reinvesting   Appreciation
            Dividends          only
           -----------      ----------
 1977        10000            10000
              9506.94          9380.65
             10316            10045.2
             11210.1          10782.3
             10657.8          10106.2
             11413.7          10682.4
             11724.9          10821.2
             12621.8          11495.3
             12639.7          11350
             12119.2          10734.9
             13753.9          12012.5
             15296.9          13192.3
             16748.1          14275.4
             16979            14300.7
             16588.8          13797
             14891.3          12216.5
             15923.5          12886.3
             14759.7          11772.8
             14677            11525.7
             16367.5          12662.4
  1982       19354.4          14788.6
             21292.8          16084.1
             23656.6          17677.2
             23625            17462.7
             23719.8          17342.8
             23151.6          16738.2
             22557            16107.3
             24743.6          17465.8
             25207.9          17585.7
             27522.9          18996.8
             29541.5          20173.5
             28331.9          19146.2
             33205.8          22216.6
             37889.3          25120.9
             40122.5          26376.4
             37323.6          24323.9
             39403.6          25464.8
             47817.2          30673
             50217.6          31966.3
             53530.3          33841.2
 1987        41472.5          25981.1
             43826.1          27222.9
             46738            28759.2
             46896.7          28592
             48341.3          29202.9
             51767.1          31006.3
             56328.2          33436.4
             62351.1          36714
             63632.4          37160.9
             61718.1          35745.5
             65591.6          37646.7
             56588.9          32181.9
             61654.2          34723.4
             70595.1          39455.3
             70426.5          39028.4
             74184.3          40784.4
             80397.1          43858
             78369.6          42449
             79857            42916.9
             82375.9          43932.7
 1992        86513.9          45816
             90289.5          47494.2
             90722.3          47374.3
             93058.7          48257.6
             95214.5          49048.4
             91610.1          46872.8
             91992.9          46716.1
             96481.5          48653
             96465.2          48292.3
            105847            52650.9
            115937            57281.8
            125144            61452.1
            132672            64766.6
            139792            67875.9
            146058            70518.4
            150574            72272.3
            163114            77890.6
            167496            79613
            196711            93074.7
            211444            99608.8
 1997       217514           102043
            247833           115852
            256062           119226
            230649           106941
            279721           129257
            293651           135265
            314312           144344
            294735           134880
            338555           154495
            346308           157579
            337110           152955
            333843           151053
            307740           138831
            271278           122012
            287144           128751
            245013           109457
            271193           120723
            271940           120651
            235528           104082
            194862            85729.8
 2002       211280            92515.2

Source: Lipper, Inc. Used with permission. All rights reserved. This chart is used for illustrative purposes only and is not intended to represent the past, present or future performance of any Prudential mutual fund. Common stock total return is based on the Standard & Poor's 500 Composite Stock Price Index, a market-value-weighted index made up of 500 of the largest stocks in the U.S. based upon their stock market value. Investors cannot invest directly in indices.

                                     III-3

                  ------------------------------------------

                  World Stock Market Capitalization by Region
                          World Total: $12.7 Trillion

                                    [CHART]

                             U.S.            56.2%
                             Europe          29.7%
                             Pacific Basin   11.8%
                             Canada           2.3%

                    Source: Morgan Stanley Capital International. Used with permission. This chart represents the capitalization of major world stock markets as measured by the Morgan Stanley Capital International (MSCI) World Index. The total market capitalization is based on the value of approximately 1,600 companies in 22 countries (representing approximately 60% of the aggregate market value of the stock exchanges). This chart is for illustrative purposes only and does not represent the allocation of any Prudential mutual fund.

                                     III-4

This chart below shows the historical volatility of general interest rates as measured by the long U.S. Treasury Bond.

           Long Term U.S. Treasury Bond Yield in Percent (1926-2002)

           [CHART]

1926      3.5439
          3.1650
          3.3994
          3.4048
          3.3041
          4.0725
          3.1515
          3.3560
          2.9259
          2.7634
1936      2.5541
          2.7336
          2.5237
          2.2589
          1.9434
          2.0360
          2.4572
          2.4788
          2.4601
          1.9926
1946      2.1235
          2.4319
          2.3692
          2.0910
          2.2412
          2.6875
          2.7876
          2.7356
          2.7190
          2.9471
1956      3.4545
          3.2330
          3.8170
          4.4710
          3.8031
          4.1520
          3.9541
          4.1694
          4.2266
          4.5002
1966      4.5549
          5.5599
          5.9776
          6.8670
          6.4761
          5.9662
          5.9937
          7.2562
          7.6026
          8.0467
1976      7.2087
          8.0293
          8.9772
         10.1151
         11.9872
         13.3390
         10.9510
         11.9663
         11.7010
          9.5579
1986      7.8891
          9.2043
          9.1850
          8.1634
          8.4436
          7.3013
          7.2573
          6.5444
          7.9924
          6.0280
1996      6.7253
          6.0228
          5.4235
          6.8208
          5.5805
          5.7509
2002      4.83538


------------------------------------------
Source: Ibbotson Associates. Used with permission. All rights reserved. The chart illustrates the historical yield of the long-term U.S. Treasury Bond for the periods shown. Yields represent that of an annually renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes and should not be construed to represent the yields of any Prudential mutual fund.

                                     III-5

                      PRUDENTIAL PACIFIC GROWTH FUND, INC.

                       STATEMENT OF ADDITIONAL INFORMATION

                                DECEMBER 30, 2002

Prudential Pacific Growth Fund, Inc. (the Fund) is an open-end, diversified management investment company whose investment objective is long-term growth of capital. The Fund seeks to achieve this objective by investing primarily in equity-related securities (primarily common stock) of companies doing business in or domiciled in the Pacific Basin region. Under normal circumstances, the Fund intends to invest at least 80% of its investable assets in such securities. The Fund may invest in equity-related securities of other companies and fixed income obligations. The Fund may also engage in various transactions involving derivatives, such as those involving options on stock, stock indices, foreign currencies and futures contracts on foreign currencies and groups of currencies so as to hedge its portfolio and to attempt to enhance return. There can be no assurance that the Fund's investment objective will be achieved. See "Description of the Fund, Its Investments and Risks." Effective June 30, 2003, the name of the Fund will change to Strategic Partners Pacific Growth Fund, Inc.


The Fund's address is 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102, and its telephone number is (800) 225-1852.


This Statement of Additional Information (SAI) is not a prospectus and should be read in conjunction with the Fund's Prospectus dated December 30, 2002. A copy of the Prospectus may be obtained at no charge, from the Fund upon request at the address or telephone number noted above.

The Fund's financial statements for the fiscal year ended October 31, 2002 are incorporated into this SAI by reference to the Fund's 2002 annual report to shareholders (File No. 811-6391). You may obtain a copy of the Fund's annual report at no charge by request to the Fund at the address or telephone number noted above.


                                TABLE OF CONTENTS

                                                                           PAGE
Fund History                                                                B-2
Description of the Fund, Its Investments and Risks                          B-2
Investment Restrictions                                                    B-13
Management of the Fund                                                     B-15
Control Persons and Principal Holders of Securities                        B-20
Investment Advisory and Other Services                                     B-20
Brokerage Allocation and Other Practices                                   B-24
Capital Stock and Organization                                             B-25
Purchase, Redemption and Pricing of Fund Shares                            B-26
Shareholder Investment Account                                             B-35
Net Asset Value                                                            B-39
Taxes, Dividends and Distributions                                         B-40
Performance Information                                                    B-43
Financial Statements                                                       B-45
Appendix I--Description of Security Ratings                                 I-1
Appendix II--General Investment Information                                II-1
Appendix III--Historical Performance Data                                 III-1

MF157B

                                  FUND HISTORY

The Fund was organized under the laws of Maryland on August 14, 1991 as a corporation.

               DESCRIPTION OF THE FUND, ITS INVESTMENTS AND RISKS

CLASSIFICATION

The Fund is a diversified open-end management investment company.

INVESTMENT STRATEGIES, POLICIES AND RISKS


The Fund's investment objective is long-term growth of capital. It seeks to achieve this objective by investing primarily in equity-related securities (common stock, preferred stock, rights, warrants, debt securities or preferred stock convertible into or exchangeable for common stock or preferred stock and interests in master limited partnerships, among others) of companies doing business in or domiciled in the Pacific Basin region, including, but not limited to, Japan, Australia, Hong Kong, Singapore, South Korea, Malaysia, Thailand, Indonesia, the Philippines and New Zealand. There can be no assurance that the Fund's investment objective will be achieved. For a further description of the Fund's investment objective and policies, see "How the Fund Invests--Investment Objective and Policies" in the Prospectus.


EQUITY-RELATED SECURITIES


The Fund invests primarily in equity-related securities. Equity-related securities include common stock, preferred stock, rights, warrants, debt securities or preferred stock convertible into or exchangeable for common stock or preferred stock and interests in master limited partnerships, among others.


With respect to equity-related securities, the Fund may purchase American Depositary Receipts ("ADRs"). ADRs are U.S. dollar-denominated certificates issued by a United States bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank and traded on a United States exchange or in an over-the-counter market. Generally, ADRs are in registered form. There are no fees imposed on the purchase or sale of ADRs when purchased from the issuing bank or trust company in the initial underwriting, although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of ADRs into the underlying securities. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities since: (1) ADRs are U.S. dollar-denominated investments that are registered domestically, easily transferable, and for which market quotations are readily available; and (2) issuers whose securities are represented by ADRs are usually subject to auditing, accounting, and financial reporting standards comparable to those of domestic issuers.

The Fund may purchase sponsored or unsponsored ADRs. In a sponsored program, the foreign issuer arranges for the bank or trust company to hold the underlying foreign securities and issue the dollar-denominated certificates. An unsponsored program is not initiated or "sponsored" by the foreign issuer. As such, there may be less information available about a foreign issuer for which an unsponsored program was initiated than a foreign issuer that participates in a sponsored program.

CONVERTIBLE SECURITIES

A convertible security is a bond or preferred stock which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but are usually subordinated to similar nonconvertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation dependent upon a market price advance in the convertible security's underlying common stock. The Fund may invest up to 25% of its net assets in foreign convertible securities having a minimum rating of at least "B" by a nationally recognized statistical rating organization.

In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., its value upon conversion into its underlying common stock). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

WARRANTS

The Fund may invest up to 5% of its net assets in warrants. A warrant gives the holder thereof the right to subscribe by a specified date to a stated number of shares of stock of the issuer at a fixed price. Warrants tend to be more volatile than the underlying stock, and if at a warrant's expiration date the stock is trading at a price below the price set in the warrant, the warrant will expire worthless. Conversely, if at the expiration date the underlying stock is trading at a price higher than the price set in the warrant, the Fund can acquire the stock at a price below its market value.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

From time to time, in the ordinary course of business, the Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place as much as a month or more in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. The Fund's custodian, State Street Bank and Trust Company (Custodian), will segregate cash or other liquid unencumbered assets marked-to-market daily, having a value equal to or greater than the Fund's purchase commitments. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities the value may be more or less than the purchase price and an increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund's net asset value. If the Fund chooses to dispose of the when-issued security prior to its receipt of, and payment for, the security, it could, as with the disposition of any other portfolio security, incur a gain or loss due to market fluctuations.

SHORT SALES AGAINST-THE-BOX


A short sale against-the-box is a short sale in which the Fund owns an equal amount of the securities sold short or securities convertible into or exchangeable for, with or without payment of any further consideration, such securities; provided that if further consideration is required in connection with the conversion or exchange, cash or other liquid assets, in an amount equal to such consideration must be segregated for an equal amount of the securities of the same issuer as the securities sold short. As a matter of current operating policy, the Fund will not engage in short sales other than short sales against-the-box. This means that the Fund may make short sales of securities or maintain a short position, provided that at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, an equal amount of the securities of the same issuer as the securities sold short (a short sale against-the-box). Not more than 25% of the Fund's net assets (determined at the time of the short sale) may be subject to such sales. The Fund does not intend to have more than 5% of its net assets (determined at the time of the short sale) subject to short sales against-the-box during the coming year.


U.S. GOVERNMENT SECURITIES

U.S. TREASURY SECURITIES. The Fund is permitted to invest in U.S. Treasury securities, including bills, notes, bonds and other debt securities issued by the U.S. Treasury Department. These instruments are direct obligations of the U.S. Government and, as such, are backed by the "full faith and credit" of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances.

SECURITIES ISSUED OR GUARANTEED BY U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES. The Fund may invest in securities issued by agencies of the U.S. government or instrumentalities of the U.S. government. These obligations, including those which are guaranteed by federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States. Obligations of the Government National Mortgage Association (GNMA), the Farmers Home Administration and the Small Business Administration are backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meets its commitments. Securities in which the Fund may invest which are not backed by the full faith and credit of the United States include obligations such as those issued by the Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation (FHLMC), the Federal National Mortgage Association, the Student Loan Marketing Association, Resolution Funding Corporation and the Tennessee Valley Authority, each of which has the right to borrow from the U.S. Treasury to meet its obligations, and obligations of the Farm Credit System, the obligations of which may be satisfied only by the individual credit of the issuing agency. FHLMC investments may include collateralized mortgage obligations.

Obligations issued or guaranteed as to principal and interest by the U.S. Government may be acquired by the Fund in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain United States treasury notes or bonds. Such notes and bonds are held in custody by a bank on behalf of the owners. These custodial receipts are commonly referred to as Treasury strips.

MORTGAGE-RELATED SECURITIES ISSUED BY U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES. The Fund may invest in mortgage-backed securities, including those which represent undivided ownership interest in pools of mortgages. The U.S. Government or the issuing agency or instrumentality guarantees the payment of interest on and principal of these securities. However, the guarantees do not extend to the yield or value of the securities nor do the guarantees extend to the yield or value of the Fund's shares. These securities are in most cases pass-through instruments through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life of a particular issue of pass-through certificates. Mortgage-backed securities are often subject to more rapid repayment than their maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying mortgage obligations. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. The Fund's ability to invest in high-yielding mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages must be reinvested in securities which have lower yields than the prepaid mortgages. Moreover, prepayments of mortgages which underlie securities purchased at a premium could result in capital losses. During periods of rising interest rates, the rate of prepayment of mortgages underlying mortgage-backed securities can be expected to decline, extending the projected average maturity of the mortgage-backed securities. This maturity extension risk may effectively change a security which was considered short- or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short- or intermediate-term securities.

The Fund may invest in both Adjustable Rate Mortgage Securities (ARMs), which are pass-through mortgage securities collateralized by adjustable rate mortgages, and Fixed-Rate Mortgage Securities (FRMs), which are collateralized by fixed-rate mortgages.

The values of U.S. Government securities (like those of other fixed-income securities generally) will change as interest rates fluctuate. During periods of falling U.S. interest rates, the values of U.S. Government securities generally rise and, conversely, during periods of rising interest rates, the values of such securities generally decline. The magnitude of these fluctuations will generally be greater for securities with longer-term maturities.

SECURITIES OF FOREIGN ISSUERS

The value of the Fund's foreign investments may be significantly affected by changes in currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar falls against such currency. In addition, the value of the Fund's assets may be affected by losses and other expenses incurred in converting between various currencies in order to purchase and sell foreign securities and by currency restrictions and exchange control regulation.

The economies of many of the countries in which the Fund may invest are not as developed as the economy of the U.S. and may be subject to significantly different forces. Political or social instability, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets, could also adversely affect the value of investments.

Foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, in general, there is less publicly available information about foreign securities than is available about domestic securities. Many foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source which would reduce dividend income payable to shareholders.

Brokerage commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the U.S. are likely to be higher. The securities markets in many of the countries in which the Fund may invest will have substantially less trading volume than the principal U.S. markets. As a result, the securities of some companies in these countries may be less liquid and more volatile than comparable U.S. securities. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers, which may make it difficult to enforce contractual obligations.

FOREIGN DEBT SECURITIES

The Fund is permitted to invest in foreign corporate and government debt securities. "Foreign government debt securities" include debt securities issued or guaranteed, as to payment of principal and interest, by governments, quasi-governmental entities, governmental agencies, supranational entities and other governmental entities (collectively, Government Entities) of foreign countries denominated in the currency of another such country.

A "supranational entity" is an entity constituted by the national governments of several countries to promote economic development. Examples of such supranational entities include, among others, the World Bank (International Bank for Reconstruction and Development), the European Investment Bank and the Asian Development Bank. Debt securities of quasi-governmental issuers include, among others, the Province of Ontario and the City of Stockholm. Foreign government debt securities shall also include debt securities of Government Entities denominated in Euros. A European Currency Unit represents specified amounts of the currencies of certain of the member states of the European Community. Foreign government debt securities shall also include mortgage-backed securities issued by foreign Government Entities including quasi-governmental entities.

REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements, pursuant to which the seller of the security agrees to repurchase that security from the Fund at a mutually agreed-upon time and at a price in excess of the purchase price, reflecting an agreed upon rate of return effective for the period of time the Fund's money is invested in the repurchase agreement. The repurchase date is usually within a day or two of the original purchase, although it may extend over a number of months. The Fund's repurchase agreements will be collateralized by U.S. Government obligations. The Fund will enter into repurchase transactions only with parties meeting creditworthiness standards approved by the Fund's Board of Directors. The Fund's investment adviser will monitor the creditworthiness of such parties, under the general supervision of the Board of Directors. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will suffer a loss.

The Fund participates in a joint repurchase agreement account with other investment companies managed by Prudential Investments LLC (PI) pursuant to an order of the Securities and Exchange Commission (Commission). On a daily basis, any uninvested cash balances of the Fund may be aggregated with those of such investment companies and invested in one or more repurchase agreements. Each fund participates in the income earned or accrued in the joint account based on the percentage of its investment.

LENDING OF SECURITIES

Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans do not exceed in the aggregate 33 1/3% of the value of the Fund's total assets and provided that such loans are callable at any time by the Fund and are at all times secured by cash or equivalent collateral (including a line of credit) that is equal to at least 100% of the market value, determined daily, of the loaned securities. During the time portfolio securities are on loan, the borrower will pay the Fund an amount equivalent to any dividend or interest paid on such securities and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed upon amount of interest income from the borrower. The advantage of such loans is that the Fund continues to receive payments in lieu of the interest and dividends of the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral which will be invested in short-term obligations.

A loan may be terminated by the borrower on one business day's notice or by the Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by the Board of Directors of the Fund. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund.

Since voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan. The Fund will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

BORROWING

The Fund may borrow up to 33 1/3% of the value of its total assets (calculated when the loan is made) from banks for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund may pledge up to 33 1/3% of its total assets to secure these borrowings. If the Fund borrows to invest in securities, any investment gains made on the securities in excess of interest paid on the borrowing will cause the net asset value of the shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to the Fund, the net asset value of the Fund's shares will decrease faster than would otherwise be the case. This is the speculative factor known as "leverage." The Fund does not intend to borrow more than 5% of its total assets for investment purposes unless this policy is changed by the Board of Directors.

ILLIQUID SECURITIES

The Fund may hold up to 15% of its net assets in illiquid securities. If the Fund were to exceed this limit, the investment adviser would take prompt action to reduce the Fund's holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. Illiquid securities include repurchase agreements which have a maturity of longer than seven days, certain securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable (either within or outside of the United States).

Historically, illiquid securities have included certain securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.


A large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.


Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers.

Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and commercial paper for which there is a readily available market are not considered illiquid for purposes of this limitation under procedures established by the Board of Directors. The investment adviser will monitor the liquidity of such restricted securities subject to the supervision of the Board of Directors. In reaching liquidity decisions, the investment adviser will consider, INTER ALIA, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (such as, the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (1) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSRO), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the investment adviser; and (2) it must not be "traded flat" (i.e., without accrued interest) or in default as to principal or interest. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

The staff of the Commission has taken the position that purchased over-the-counter options and the assets used as "cover" for written over-the-counter options are illiquid securities unless the Fund and the counterparty have provided for the Fund, at the Fund's election, to unwind the over-the-counter option. The exercise of such an option ordinarily would involve the payment by the Fund of an amount designed to reflect the counterparty's economic loss from an early termination, but does allow the Fund to treat the assets used as "cover" as "liquid."

SECURITIES OF OTHER INVESTMENT COMPANIES

The Fund may invest up to 10% of its total assets in securities of other non-affiliated investment companies. In addition, the Fund may purchase shares of affiliated investment companies. See "Investment Restrictions." Generally the Fund does not intend to invest in such securities. If the Fund does invest in securities of other investment companies, shareholders of the Fund may be subject to duplicate management and advisory fees.

RISK MANAGEMENT AND RETURN ENHANCEMENT STRATEGIES

OPTIONS ON SECURITIES

The Fund may purchase and write (i.e., sell) put and call options on securities that are traded on U.S. or foreign securities exchanges or that are traded in the over-the-counter markets. A call option is a short-term contract pursuant to which the purchaser, in return for a premium paid, has the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. A put option is a similar contract which gives the purchaser, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security upon exercise at the exercise price. The Fund will write put options only when the investment adviser desires to invest in the underlying security. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

The Fund will write only "covered" options. A call option written by the Fund is "covered" if the Fund owns the security underlying the option or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its Custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds on a share-for-share basis a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written, or greater than the exercise price of the call written if the difference is maintained by the Fund in cash or liquid assets in a segregated account with its Custodian. A put option written by the Fund is "covered" if the Fund maintains cash or liquid assets with a value equal to the exercise price in a segregated account with its Custodian, or else holds on a share-for-share basis a put of the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

If the writer of an option wishes to terminate the obligation, he or she may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be cancelled by the clearing corporation. However, a writer may not effect a closing purchase transaction after he or she had been notified of the exercise of an option. Similarly, an investor who is the holder of an option may liquidate his or her position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected. To secure the obligation to deliver the underlying security in the case of a call option, the writer of the option is generally required to pledge for the benefit of the broker the underlying security or other assets in accordance with the rules of the relevant exchange or clearinghouse, such as The Options Clearing Corporation (OCC), an institution created to interpose itself between buyers and sellers of options in the United States. Technically, the clearinghouse assumes the other side of every purchase and sale transaction on an exchange and, by doing so, guarantees the transaction.

The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option may be offset in whole or in part by any appreciation of the underlying security if the Fund holds the underlying security in its portfolio.

The Fund may also purchase a "protective put," that is, a put option acquired for the purpose of protecting a portfolio security from a decline in market value. In exchange for the premium paid for the put option, the Fund acquires the right to sell the underlying security at the exercise price of the put regardless of the extent to which the underlying security declines in value. The loss to the Fund is limited to the premium paid for, and transaction costs in connection with, the put plus the initial excess, if any, of the market price of the underlying security over the exercise price. However, if the market price of the security underlying the put rises, the profit the Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount (net of transaction costs) for which the put may be sold. Similar principles apply to the purchase of puts on stock indices, as described below.

OPTIONS ON SECURITIES INDEXES. In addition to options on securities, the Fund may also purchase and sell put and call options on securities indexes traded on U.S. or foreign securities exchanges or traded in the over-the-counter markets. Options on securities indexes are similar to options on securities except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the multiplier). The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike for equity securities options, all settlements are in cash, and gain or loss depends on price movements in the securities market generally (or in a particular industry or segment of the market) rather than price movements in individual securities.

The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indexes may have different multipliers. Because exercises of index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. In addition, unless the Fund has other liquid assets which are sufficient to satisfy the exercise of a call, the Fund would be required to liquidate portfolio securities or borrow in order to satisfy the exercise.


Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether the Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of security prices in the market generally or in an industry or market segment rather than movements in the price of a particular security. Accordingly, successful use by the Fund of options on indexes would be subject to the investment adviser's ability to predict correctly movements in the direction of the securities market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the price of individual stocks. The investment adviser currently uses such techniques in conjunction with the management of other mutual funds.


RISKS OF TRANSACTIONS IN OPTIONS

An option position may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event it might not be possible to effect offsetting transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities acquired through the exercise of call options or upon the purchase of underlying securities for the exercise of put options. If the Fund as a covered call option writer is unable to effect an offsetting purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

Reasons for the absence of a liquid secondary market on an options exchange include the following: (1) there may be insufficient trading interest in certain options; (2) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. The Fund intends to purchase and sell only those options which are cleared by clearinghouses whose facilities are considered to be adequate to handle the volume of options transactions.

RISKS OF OPTIONS ON INDEXES

The Fund's purchase and sale of options on indexes will be subject to risks described above under "Risks of Transactions in Options." In addition, the distinctive characteristics of options on indexes create certain risks that are not present with stock options.

Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, the Fund would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in substantial losses to the Fund. It is the Fund's policy to purchase or write options only on indices which include a number of stocks sufficient to minimize the likelihood of a trading halt in the index.

The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. The Fund will not purchase or sell any index option contract unless and until, in the investment adviser's opinion, the market for such options has developed sufficiently that the risk in connection with such transactions is not substantially greater than the risk in connection with options on securities in the index.

SPECIAL RISKS OF WRITING CALLS ON INDEXES

Because exercises of index options are settled in cash, a call writer, such as the Fund, cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. However, the Fund will write call options on indexes only under the circumstances described below under "Limitations on Purchase and Sale of Stock Options and Options on Stock Indexes, Foreign Currencies and Futures Contracts on Foreign Currencies."

Price movements in the Fund's portfolio probably will not correlate precisely with movements in the level of the index and, therefore, the Fund bears the risk that the price of the securities held by the Fund may not increase as much as the index. In such event, the Fund would bear a loss on the call which is not completely offset by movements in the price of the Fund's portfolio. It is also possible that the index may rise when the Fund's portfolio of stocks does not rise. If this occurred, the Fund would experience a loss on the call which is not offset by an increase in the value of its portfolio and might also experience a loss in its portfolio. However, because the value of a diversified portfolio will, over time, tend to move in the same direction as the market, movements in the value of the Fund in the opposite direction as the market would be likely to occur for only a short period or to a small degree.

Unless the Fund has other liquid assets which are sufficient to satisfy the exercise of a call, the Fund would be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if the Fund fails to anticipate an exercise, it may have to borrow from a bank (in amounts not exceeding 33 1/3 of the Fund's total assets) pending settlement of the sale of securities in its portfolio and would incur interest charges thereon.

When the Fund has written a call on an index, there is also a risk that the market may decline between the time the Fund has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Fund is able to sell stocks in its portfolio to generate cash to settle the exercise. As with stock options, the Fund will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where the Fund would be able to deliver the underlying securities in settlement, the Fund may have to sell part of its investment portfolio in order to make settlement in cash, and the price of such investments might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with index options than with stock options. For example, even if an index call which the Fund has written is "covered" by an index call held by the Fund with the same strike price, the Fund will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the clearing corporation and the close of trading on the date the Fund exercises the call it holds or the time the Fund sells the call which, in either case, would occur no earlier than the day following the day the exercise notice was filed.

If the Fund holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

RISKS OF OPTIONS ON FOREIGN CURRENCIES

Options on foreign currencies involve the currencies of two nations and, therefore, developments in either or both countries affect the values of such options. These risks include government actions affecting currency valuation and the movements of currencies from one country to another. The quantity of currency underlying option contracts represent odd lots in a market dominated by transactions between banks; this can mean extra transaction costs upon exercise. Option markets may be closed while round-the-clock interbank currency markets are open, and this can create price and rate discrepancies.

RISKS RELATED TO FOREIGN CURRENCY FORWARD CONTRACTS

A foreign currency forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The Fund may enter into foreign currency forward contracts in several circumstances. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt of dividends or interest payments in a foreign currency with respect to a security it holds, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of U.S. dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

Additionally, when the investment adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract for a fixed amount of U.S. dollars, to sell the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities denominated in foreign currencies will also change as a consequence of market movements in the value of those securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The Fund does not intend to enter into such forward contracts to protect the value of its portfolio securities on a regular or continuous basis. The Fund does not intend to enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. However, the Manager and Subadviser believe that it is important to have the flexibility to enter into such forward contracts when they determine that the best interests of the Fund will thereby be served. The Fund's Custodian will segregate cash or other liquid assets into a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of foreign currency forward contracts. If the value of the securities segregated declines, additional cash or securities will be segregated on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts.

The Fund generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the forward contract. Accordingly, if a decision is made to sell the security and make delivery of the foreign currency and if the market value of the security is less than the amount of foreign currency that the Fund is obligated to deliver, then it would be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase).

If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. Should forward contract prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward contract prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

The Fund's dealing in foreign currency forward contracts will generally be limited to the transactions described above. Of course, the Fund is not required to enter into such transactions with regard to its foreign currency-dominated securities. It also should be recognized that this method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities which are unrelated to exchange rates. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

Although the Fund values its assets daily in terms of U.S. dollars, it does not intend physically to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS

The Fund may purchase and sell financial futures contracts which are traded on a commodities exchange or board of trade. A futures contract is an agreement to purchase or sell an agreed amount of securities or currencies at a set price for delivery in the future. There are several risks in connection with the use of futures contracts as a hedging device. In the case of futures contracts on currencies, due to the imperfect correlation between the price of futures contracts and movements in the underlying currency or group of currencies, the price of a futures contract may move more or less than the price of the currencies being hedged. In the case of futures contracts on securities indices, one party agrees to deliver to another an amount of cash equal to a specific dollar amount times the difference between the value of a specific securities index at the close of the last trading day of the contract and the price at which the agreement is made. The correlation between the price of the futures contract and the movements in the index may not be perfect. Therefore, a correct forecast of currency rates, market trends or international political trends by the investment adviser may still not result in a successful hedging transaction.


Although the Fund will purchase or sell futures contracts only on exchanges where there appears to be an adequate secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular contract or at any particular time. Accordingly, there can be no assurance that it will be possible, at any particular time, to close out a futures position. In the event the Fund could not close out a futures position and the value of such position declined, the Fund would be required to continue to make daily cash payments of variation margin. There is no guarantee that the price movements of the portfolio securities denominated in foreign currencies will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

Successful use of futures contracts by the Fund is also subject to the ability of the Fund's investment adviser to predict correctly movements in the direction of markets and other factors affecting currencies or the securities market generally. For example, if the Fund had hedged against the possibility of an increase in currency rates which would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may need to sell securities to meet such requirements. Such sales of securities will not necessarily be at increased prices that reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.

The hours of trading of futures contracts may not conform to the hours during which the Fund may trade the underlying securities. To the extent that the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.

OPTIONS ON FUTURES CONTRACTS

An option on a futures contract gives the purchaser the right, but not the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. Currently options can be purchased or written with respect to futures contracts on various foreign currencies, including the Australian Dollar, British Pound, Canadian Dollar, Japanese Yen, Swiss Franc, West German Mark and Eurodollars. With respect to stock indices, options are traded on futures contracts for various U.S. and foreign stock indices including the S&P 500 Stock Index and the New York Stock Exchange (NYSE) Composite Index.

The holder or writer of an option may close out its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such close out transactions can be effected.

LIMITATIONS ON PURCHASE AND SALE OF STOCK OPTIONS AND OPTIONS ON STOCK INDEXES, FOREIGN CURRENCIES AND FUTURES CONTRACTS ON FOREIGN CURRENCIES

The Fund may write put and call options on stocks only if they are covered, and such options must remain covered so long as the Fund is obligated as a writer. The Fund will write put options on stock indexes and foreign currencies and futures contracts on foreign currencies only if they are covered by segregating with the Fund's Custodian an amount of cash, U.S. government securities, or other liquid assets equal to the aggregate exercise price of the puts. The Fund will not enter into futures contracts or related options if the aggregate initial margin and premiums exceed 5% of the liquidation value of the Fund's total assets, taking into account unrealized profits and losses on such contracts, provided, however, that in the case of an option that is in-the-money, the in-the-money amount may be excluded in computing such 5%. The above restriction does not apply to the purchase or sale of futures contracts and related options for BONA FIDE hedging purposes within the meaning of regulations of the Commodities Futures Trading Commission (CFTC). The Fund does not intend to purchase options on equity securities or securities indices if the aggregate premiums paid for such outstanding options would exceed 10% of the Fund's total assets.

Except as described below, the Fund will write call options on indexes only if on such date it holds a portfolio of stocks at least equal to the value of the index times the multiplier times the number of contracts. When the Fund writes a call option on a broadly-based stock market index, the Fund will segregate or put into escrow with its Custodian, or pledge to a broker as collateral for the option, cash, U.S. Government securities, or other liquid assets with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts.

If the Fund has written an option on an industry or market segment index, it will segregate or put into escrow with its Custodian, or pledge to a broker as collateral for the option, at least ten "qualified securities," all of which are stocks of issuers in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. Such stocks will include stocks which represent at least 50% of the weighting of the industry or market segment index and will represent at least 50% of the Fund's holdings in that industry or market segment. No individual security will represent more than 15% of the amount so segregated, pledged or escrowed in the case of broadly-based stock market index options or 25% of such amount in the case of industry or market segment index options. If at the close of business on any day the market value of such qualified securities so segregated, escrowed or pledged falls below 100% of the current index value times the multiplier times the number of contracts, the Fund will so segregate, escrow or pledge an amount in cash or other liquid assets equal in value to the difference. In addition, when the Fund writes a call on an index which is in-the-money at the time the call is written, the Fund will segregate with its Custodian or pledge to the broker as collateral cash or other liquid assets equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to the Fund's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts. A "qualified security" is an equity security which is listed on a national securities exchange or listed on Nasdaq against which the Fund has not written a stock call option and which has not been hedged by the Fund by the sale of stock index futures. However, if the Fund holds a call on the same index as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written, or greater than the exercise price of the call written if the difference is maintained by the Fund in cash or other liquid assets in a segregated account with its Custodian, it will not be subject to the requirements described in this paragraph.

The Fund may engage in futures contracts and options on futures transactions as a hedge against changes, resulting from market or political conditions, in the value of the currencies to which the Fund is subject or to which the Fund expects to be subject in connection with future purchases. The Fund may engage in such transactions when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund. The Fund may write options on futures contracts to realize through the receipt of premium income a greater return than would be realized in the Fund's portfolio securities alone.

POSITION LIMITS. Transactions by the Fund in futures contracts and options will be subject to limitations, if any, established by each of the exchanges, boards of trade or other trading facilities (including Nasdaq) governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of futures contracts and options which the Fund may write or purchase may be affected by the futures contracts and options written or purchased by other investment advisory clients of the investment adviser. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

SEGREGATED ASSETS

The Fund segregates with its Custodian, State Street Bank and Trust Company, cash, U.S. Government securities, equity securities (including foreign securities), debt securities or other liquid, unencumbered assets equal in value to its obligations in respect of potentially leveraged transactions. These include when-issued and delayed delivery securities, futures contracts, written options and options on futures contracts (unless otherwise covered). If collateralized or otherwise covered, in accordance with Commission guidelines, these will not be deemed to be senior securities. The assets segregated will be marked-to-market daily.

TEMPORARY DEFENSIVE STRATEGY AND SHORT-TERM INVESTMENTS

When conditions dictate a defensive strategy, the Fund may invest without limit in money market instruments, including commercial paper of corporations, certificates of deposit, bankers' acceptances and other obligations of domestic and foreign banks, obligations issued or guaranteed by the U.S. Government or foreign governments and their agencies or instrumentalities and repurchase agreements maturing in seven days or less. In addition to the risks typically associated with money market instruments, such as credit risk and market risk, money market instruments issued by foreign issuers may be subject to additional risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, the seizure or nationalization of foreign deposits and foreign exchange controls or other restrictions.

PORTFOLIO TURNOVER

As a result of the investment policies described above, the Fund may engage in a substantial number of portfolio transactions. The portfolio turnover rate is generally the percentage computed by dividing the lesser of portfolio purchases or sales (excluding all securities, including options, whose maturities or expiration date at acquisition were one year or less) by the monthly average value of the portfolio. High portfolio turnover (over 100%) involves correspondingly greater brokerage commissions and other transaction costs, which are borne directly by the Fund. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover. See "Taxes, Dividends and Distributions."

                             INVESTMENT RESTRICTIONS

The following restrictions are fundamental policies. Fundamental policies are those that cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. A "majority of the Fund's outstanding voting securities" when used in this SAI, means the lesser of (1) 67% or more of the voting shares of the Fund represented at a meeting at which more than 50% of the outstanding voting shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the Fund.

The Fund may not:

(1) Purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the Investment Company Act of 1940, as amended (1940 Act), and the rules and regulations promulgated thereunder, as each may be amended from time to time except to the extent that the Fund may be permitted to do so by exemptive order, Commission release, no-action letter or similar relief or interpretations (collectively, the 1940 Act Laws, Interpretations and Exemptions).

(2) Issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act Laws, Interpretations and Exemptions. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing and collateral arrangements with respect thereto, and obligations of the Fund to Directors pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

(3) Buy or sell real estate, except that investment in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights relating to the securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

(4) Buy or sell physical commodities or contracts involving physical commodities. The Fund may purchase and sell (a) derivative, hedging and similar instruments such as financial futures contracts and options thereon, and (b) securities or instruments backed by, or the return from which is linked to, physical commodities or currencies, such as forward currency exchange contracts, and the Fund may exercise rights relating to such instruments, including the right to enforce security interests and to hold physical commodities and contracts involving physical commodities acquired as a result of the Fund's ownership of instruments supported or secured thereby until they can be liquidated in an orderly manner.

(5) Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws. The Fund has not adopted a fundamental investment policy with respect to investments in restricted securities. See "Description of the Fund, Its Investments and Risks - Illiquid Securities."

The Fund may make loans, including loans of assets of the Fund, repurchase agreements, trade claims, loan participations or similar investments, or as permitted by the 1940 Act Laws, Interpretations and Exemptions. The acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or instruments similar to any of the foregoing will not be considered the making of a loan, and is permitted if consistent with the Fund's investment objective.

For purposes of Investment Restriction 1, the Fund will currently not purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result, with respect to 75% of the Fund's total assets, (a) more than 5% of the Fund's total assets (determined at the time of investment) would be invested in securities of a single issuer and (b) the Fund would own more than 10% of the outstanding voting securities of any single issuer.

Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that, if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total asset values will not be considered a violation of such policy. However, if the Fund's asset coverage for borrowings permitted by Investment Restriction 2 falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by the 1940 Act Laws, Interpretations and Exemptions.

Although not fundamental, the Fund has the following investment restrictions.

The Fund may not:

(1) Make investments for the purpose of exercising control or management.

(2) Invest in securities of other investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which the Fund will not hold more than 3% of the outstanding voting securities of any one investment company, will not have invested more than 5% of its total assets in any one investment company and will not have invested more than 10% of its total assets (determined at the time of investment) in such securities of one or more investment companies, or except as part of a merger, consolidation or other acquisition.

                             MANAGEMENT OF THE FUND


Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be "interested persons" of the Fund as defined in the 1940 Act, are referred to as "Independent Directors". Directors who are deemed to be "interested persons" of the Fund are referred to as "Interested Directors". "Fund Complex" consists of the Fund and any other investment companies managed by Prudential Investments LLC (PI).

                              INDEPENDENT DIRECTORS



                                                                                            NUMBER OF
                                                                                            PORTFOLIOS IN
                                     TERM OF                                                FUND
                           POSITION  OFFICE*** AND                                          COMPLEX         OTHER DIRECTORSHIPS
                           WITH THE  LENGTH OF      PRINCIPAL OCCUPATIONS DURING PAST       OVERSEEN BY     HELD BY THE
NAME, ADDRESS** AND AGE    FUND      TIME SERVED    FIVE YEARS                              DIRECTOR        DIRECTOR****
-----------------------    --------  -------------  ---------------------------------       -------------   -------------------
Delayne Dedrick Gold (64)  Director  Since 1992     Marketing Consultant.                        89                    --

Robert E. La Blanc (68)    Director  Since 1992     President (since 1981) of Robert E. La       74         Director of Storage
                                                    Blanc Associates, Inc.                                  Technology Corporation
                                                    (telecommunications); formerly General                  (technology) (since
                                                    Partner at Salomon Brothers and                         1979), Chartered
                                                    Vice-Chairman of Continental Telecom;                   Semiconductor
                                                    Trustee of Manhattan College.                           Manufacturing, Ltd.
                                                                                                            (Singapore) (since
                                                                                                            1998), Titan Corporation
                                                                                                            (electronics) (since
                                                                                                            1995), Computer
                                                                                                            Associates
                                                                                                            International, Inc.
                                                                                                            (software company)
                                                                                                            (since 2002); Director
                                                                                                            (since 1999) of First
                                                                                                            Financial Fund, Inc. and
                                                                                                            Director (since April
                                                                                                            1999) of The High Yield
                                                                                                            Plus Fund, Inc.

Robin B. Smith (63)        Director  Since 1996     Chairman and Chief Executive Officer         69         Director of BellSouth
                                                    (since August 1996) of Publishers                       Corporation (since
                                                    Clearing House (direct marketing),                      1992), and Kmart
                                                    formerly President and Chief Executive                  Corporation (retail)
                                                    Officer (January 1988-August 1996) of                   (since 1996).
                                                    Publishers Clearing House.

Stephen Stoneburn (59)     Director  Since 1996     President and Chief Executive Officer        74                    --
                                                    (since June 1996) of Quadrant Media
                                                    Corp. (a publishing company); formerly
                                                    President (June 1995-June 1996) of
                                                    Argus Integrated Media, Inc.; Senior
                                                    Vice President and Managing Director
                                                    (January 1993-1995) of Cowles Business
                                                    Media and Senior Vice President of
                                                    Fairchild Publications, Inc
                                                    (1975-1989).

Nancy H. Teeters (72)      Director  Since 1996     Economist; formerly Vice President and       72                    --
                                                    Chief Economist of International
                                                    Business Machines Corporation;
                                                    formerly Director of Inland Steel
                                                    Industries (July 1984-1999); formerly
                                                    Governor of The Federal Reserve

                                      B-15

                                                    (September 1978-June 1984).

Clay T. Whitehead (64)     Director  Since 1992     President (since 1983) of National           91         Director (since 2000) of
                                                    Exchange Inc. (new business                             First Financial Fund,
                                                    development firm).                                      Inc. and Director (since
                                                                                                            2000) of The High Yield
                                                                                                            Plus Fund, Inc.



                              INTERESTED DIRECTORS




                                                                                            NUMBER OF
                                                                                            PORTFOLIOS IN
                                     TERM OF                                                FUND
                           POSITION  OFFICE*** AND                                          COMPLEX         OTHER DIRECTORSHIPS
                           WITH THE  LENGTH OF      PRINCIPAL OCCUPATIONS DURING PAST       OVERSEEN        HELD BY THE
NAME, ADDRESS** AND AGE    FUND      TIME SERVED    FIVE YEARS                              BY DIRECTOR     DIRECTOR****
-----------------------    --------  -------------  ---------------------------------       -------------   -------------------
*Robert F. Gunia (56)      Director  Since 1996     Executive Vice President and Chief          112         Vice President and
                           and Vice                 Administrative Officer (since June                      Director (since May
                           President                1999) of PI; Executive Vice President                   1989) of The Asia
                                                    and Treasurer (since January 1996) of                   Pacific Fund, Inc.
                                                    PI; President (since April 1999) of
                                                    Prudential Investment Management
                                                    Services LLC (PIMS); Corporate Vice
                                                    President (since September 1997) of
                                                    The Prudential Insurance Company of
                                                    America (Prudential); formerly Senior
                                                    Vice President (March 1987-May 1999)
                                                    of Prudential Securities Incorporated
                                                    (PSI); formerly Chief Administrative
                                                    Officer (July 1989-September 1996),
                                                    Director (January 1989-September 1996)
                                                    and Executive Vice President,
                                                    Treasurer and Chief Financial Officer
                                                    (June 1987-December 1996) of
                                                    Prudential Mutual Fund Management,
                                                    Inc. (PMF); Vice President and
                                                    Director (since May, 1992) of
                                                    Nicholas-Applegate Fund, Inc.

*David R. Odenath, Jr.     Director  Since 1999     President, Chief Executive Officer and      115                    --
(45)                       and                      Chief Operating Officer (since June
                           President                1999) of PI; Senior Vice President
                                                    (since June 1999) of
                                                    Prudential; formerly
                                                    Senior Vice President
                                                    (August 1993-May 1999)
                                                    of PaineWebber Group,
                                                    Inc.

*Judy A. Rice (54)         Director  Since 2000     Executive Vice President (since 1999)       111                    --
                           and Vice                 of PI; formerly various positions to
                           President                Senior Vice President (1992-1999) of
                                                    Prudential Securities; and various
                                                    positions to Managing Director
                                                    (1975-1992) of Salomon Smith Barney;
                                                    Member of Board of Governors of the
                                                    Money Management Institute; Member of
                                                    the Prudential Securities Operating
                                                    Council and a Member of the Board of
                                                    Directors for the National Association
                                                    for Variable Annuities.

Information pertaining to the Officers of the Funds who are not also Directors is set forth below.

                                  OFFICERS



                                                         TERM OF
                                                         OFFICE*** AND
                                                         LENGTH OF
NAME, ADDRESS** AND AGE         POSITION WITH FUND       TIME SERVED    PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
-----------------------         ------------------       -------------  --------------------------------------------
Grace C. Torres (43)            Treasurer and Principal  Since 1997     Senior Vice President (since January 2000) of PI; formerly
                                Financial and                           First Vice President (December 1996-January 2000) of PI and
                                Accounting Officer                      First Vice President (March 1993-1999) of Prudential
                                                                        Securities.

Jonathan D. Shain (44)          Secretary                Since 2001     Vice President and Corporate Counsel (since August 1998) of
                                                                        Prudential; formerly Attorney with Fleet Bank, N.A.
                                                                        (January 1997-July 1998) and Associate Counsel (August
                                                                        1994-January 1997) of New York Life Insurance Company.

Marguerite E. H. Morrison (46)  Assistant Secretary      Since 2002     Vice President and Chief Legal Officer-Mutual Funds and
                                                                        Unit Investment Trusts (since August 2000) of Prudential;
                                                                        Senior Vice President and Assistant Secretary (since
                                                                        February 2001) of PI; Vice President and Assistant
                                                                        Secretary of PIMS (since October 2001), previously Vice
                                                                        President and Associate General Counsel (December
                                                                        1996-February 2001) of PI and Vice President and Associate
                                                                        General Counsel (September 1987-September 1996) of
                                                                        Prudential Securities.

Maryanne Ryan (38)              Anti-Money Laundering    Since 2002     Vice President, Prudential (since November 1998) and First
                                Compliance Officer                      Vice President, Prudential Securities (March 1997-May 1998).



* "Interested" Director, as defined in the 1940 Act, by reason of employment with the Manager (PI), the Subadviser (Prudential Investment Management, Inc. or
PIM) or the Distributor (Prudential Investment Management Services LLC or PIMS).

** Unless otherwise noted, the address of the Directors and Officers is c/o:
Prudential Investments LLC, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102.

*** There is no set term of office for Directors and Officers. The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows the number of years for which they have served as Director and/or Officer.

**** This column includes only directorships of companies required to register or file reports with the Commission under the Securities Exchange Act of 1934 (that is, "public companies") or other investment companies registered under the 1940 Act.

The Fund has Directors who, in addition to overseeing the actions of the Fund's Manager, Subadviser and Distributor, decide upon matters of general policy in accordance with the laws of the State of Maryland and the 1940 Act. In addition to their functions set forth under "Investment Advisory and Other Services--Manager and Investment Adviser" and "Principal Underwriter, Distributor and Rule 12b-1 Plans", the Directors also review the actions of the Fund's Officers, who conduct and supervise the daily business operations of the Fund. Pursuant to the Fund's Articles of Incorporation, the Directors may contract for advisory and management services for the Fund or for any of its series (or class thereof). Any such contract may permit the Manager to delegate certain or all of its duties under such contracts to qualified investment advisers and administrators.

Directors and Officers of the Fund are also trustees, directors and officers of some or all of the other investment companies advised by the Fund's Manager and distributed by PIMS.

Pursuant to a Management Agreement with the Fund, the Manager pays all compensation of Officers and employees of the Fund as well as the fees and expenses of all Interested Directors of the Fund.

                            STANDING BOARD COMMITTEES

The Board of Directors has established two standing committees in connection with the governance of the Fund--Audit and Nominating.

The Audit Committee consists of all of the Independent Directors. The responsibilities of the Audit Committee are to assist the Board of Directors in overseeing the Fund's independent accountants, accounting policies and procedures, and other areas relating to the Fund's auditing processes. The scope of the Audit Committee's responsibility is oversight. It is management's responsibility to maintain appropriate systems for accounting and internal control and the independent accountants' responsibility to plan and carry out a proper audit. The Audit Committee met four times during the fiscal year ended October 31, 2002.

The Nominating Committee consists of all of the Independent Directors. This committee interviews and recommends to the Board persons to be nominated for election as Directors by the Fund's shareholders and selects and proposes nominees for election by the Board between annual meetings. This Committee does not normally consider candidates proposed by shareholders for election as Directors. The Nominating Committee also reviews the independence of Directors serving on the Board and recommends to the Board Independent Directors to be selected for membership on Board Committees. The Nominating Committee reviews each Director's investment in the Fund, matters relating to Director compensation and expenses and compliance with the Fund's retirement policy. The Nominating Committee did not meet during the fiscal year ended October 31, 2002.

In addition to the two standing committees of the Fund, the Board of Directors has also approved Director participation in an Executive Committee designed to coordinate the governance of all of the mutual funds in the Prudential mutual fund complex. The role of the Executive Committee is solely advisory and consultative, without derogation of any of the duties or responsibilities of the Board of Directors. The following Independent Directors serve on the Executive
Committee: Robert E. La Blanc and Clay T. Whitehead. Independent Directors from other funds in the Prudential mutual fund complex also serve on the Executive Committee. The responsibilities of the Executive Committee include: facilitating communication and coordination between the Independent Directors and fund management on issues that affect more than one fund; serving as a liaison between the Boards of Directors/Directors of funds and fund management; developing, in consultation with outside counsel and management, draft agendas for Board meetings; reviewing and recommending changes to Board practices generally and monitoring and supervising the performance of legal counsel to the funds generally and the Independent Directors.

The Fund pays each of its Independent Directors annual compensation in addition to certain out-of-pocket expenses. Directors who serve on the Committees may receive additional compensation. The amount of compensation paid to each Independent Director may change as a result of the introduction of additional funds upon whose Boards the Directors may be asked to serve.

Independent Directors may defer receipt of their Directors' fees pursuant to a deferred fee agreement with the Fund. Under the terms of such agreement, the Fund accrues deferred Directors' fees daily, which, in turn, accrues interest at a rate equivalent to the prevailing rate of 90-day U.S. Treasury bills at the beginning of each calendar quarter or, at the daily rate of return of any Prudential mutual fund chosen by the Director. The Fund's obligation to make payments of deferred Directors' fees, together with interest thereon is a general obligation of the Fund.

The Fund has no retirement or pension plan for its Directors.

The following table sets forth the aggregate compensation paid by the Fund for the fiscal year ended October 31, 2002 to the Independent Directors. The table also shows aggregate compensation paid to those Directors for service on the Fund's Board and the Board of any other investment company in the Fund Complex, for the calendar year ended December 31, 2001.

                               COMPENSATION TABLE



                                            AGGREGATE COMPENSATION              TOTAL 2001 COMPENSATION FROM FUNDS AND
NAME AND POSITION                                 FROM FUND                   FUND COMPLEX PAID TO INDEPENDENT DIRECTORS
-----------------                           ----------------------            ------------------------------------------
Delayne Dedrick Gold -- Director                   $ 1,238                               $ 173,000 (37/89)*
Robert E. La Blanc -- Director                     $ 1,238                               $ 115,333 (18/74)*
Robin B. Smith -- Director**                       $ 1,238                               $ 114,500 (26/69)*
Stephen Stoneburn -- Director                      $ 1,238                               $ 110,332 (18/74)*
Nancy H. Teeters -- Director                       $ 1,238                               $ 118,000 (25/72)*
Clay T. Whitehead -- Director                      $ 1,238                               $ 173,000 (30/91)*



* Indicates number of funds/portfolios in Fund Complex (including the Fund) to which aggregate compensation relates.

** Although the last column shows the total amount paid to Directors from the Fund Complex during the calendar year ended December 31, 2001, such compensation was deferred at the election of this Director, in total or in part, under the Fund's deferred fee agreement. Including accrued interest on amounts deferred through December 31, 2001, the total amount of deferred compensation for the year amounted to $80,106 for Robin B. Smith.

Directors and Officers who are interested do not receive compensation from the Fund or any other fund in the Fund Complex and therefore are not shown in the Compensation table.

The following table sets forth the dollar range of equity securities in the Fund beneficially owned by a Director, and, on an aggregate basis, in all registered investment companies overseen by a Director in the Fund Complex as of December 31, 2001.

                         DIRECTOR SHARE OWNERSHIP TABLE

                              INDEPENDENT DIRECTORS



                                                                          AGGREGATE DOLLAR RANGE OF EQUITY
                                                                      SECURITIES IN ALL REGISTERED INVESTMENT
                           DOLLAR RANGE OF EQUITY SECURITIES             COMPANIES OVERSEEN BY DIRECTOR IN
NAME OF DIRECTOR                      IN THE FUND                                  FUND COMPLEX
----------------           ---------------------------------          ---------------------------------------
Delayne Dedrick Gold                     --                                         Over $100,000
Robert E. La Blanc                $10,001-$50,000                                   Over $100,000
Robin B. Smith                         $1-$10,000                                   Over $100,000
Stephen Stoneburn                      $1-$10,000                                   Over $100,000
Nancy H. Teeters                         --                                           $1-$10,000
Clay T. Whitehead                        --                                       $50,001-$100,000



                              INTERESTED DIRECTORS



                                                                          AGGREGATE DOLLAR RANGE OF EQUITY
                                                                      SECURITIES IN ALL REGISTERED INVESTMENT
                           DOLLAR RANGE OF EQUITY SECURITIES             COMPANIES OVERSEEN BY DIRECTOR IN
NAME OF DIRECTOR                      IN THE FUND                                  FUND COMPLEX
----------------           ---------------------------------          ---------------------------------------
Robert F. Gunia                          --                                         Over $100,000
David R. Odenath, Jr.                    --                                         Over $100,000
Judy A. Rice                             --                                         Over $100,000



The following table sets forth information regarding each class of securities owned beneficially or of record by each Independent Director, and his/her immediate family members, in an investment adviser or principal underwriter of the Fund or a person (other than a registered investment company) directly or indirectly "controlling", "controlled by", or "under common control with" (within the meaning of the 1940 Act) an investment adviser or principal underwriter of the Fund as of December 31, 2001.



                                 NAME OF OWNERS AND                        TITLE OF     VALUE OF       PERCENT OF
NAME OF DIRECTOR              RELATIONSHIPS TO DIRECTOR      COMPANY        CLASS      SECURITIES         CLASS
----------------              -------------------------      -------       --------    ----------      ----------
Delayne Dedrick Gold                     --                     --            --           --              --
Robert E. La Blanc                       --                     --            --           --              --
Robin B. Smith                           --                     --            --           --              --
Stephen Stoneburn                        --                     --            --           --              --
Nancy H. Teeters                         --                     --            --           --              --
Clay T. Whitehead                        --                     --            --           --              --

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of December 13, 2002, the Directors and Officers of the Fund, as a group, beneficially owned less than 1% of the outstanding shares of Common Stock of the Fund.

As of December 13, 2002, the beneficial owners, directly or indirectly, of more than 5% of the outstanding Common Stock of the Fund were:



                                                                                                    NUMBER OF SHARES /
NAME                                ADDRESS                                              CLASS      % OF CLASS
----                                -------                                              -----      -----------------
Frontier Trust Company; FBO ST.     700 17th Street, Suite 300, Denver CO 80202          C          189,690 /  9.8%
Charles Trading, Inc.

Raymond James and Assoc Inc; FBO    880 Carillon Pkwy, St. Petersburg FL 33716           Z           14,503 / 13.8%
Delta Blacktop, Bin # 79681948

Prudential Retirement Services      PO Box 9999, Scranton PA 18507                       Z           11,092 / 10.6%
Administrator for Plan 300006
Nassau County

Bo Du                               1941 Flint Rd, Diamond Bar CA 91765                  Z           19,272 / 18.3%



As of December 13, 2002, Prudential Securities was the record holder for other beneficial owners of the following:



        CLASS                                   NUMBER OF SHARES / % OF CLASS
        -----                                   -----------------------------
          A                                          2,156,104 / 56.8%
          B                                          1,034,797 / 66.4%
          C                                            139,943 / 43.2%
          Z                                            122,458 / 100%



                     INVESTMENT ADVISORY AND OTHER SERVICES

(a) MANAGER AND INVESTMENT ADVISER

The Manager of the Fund is Prudential Investments LLC (PI or the Manager), 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. The Manager serves as manager to all of the other investment companies that, together with the Fund, comprise the Prudential mutual funds. See "How the Fund is Managed-Manager" in the Prospectus. As of June 30, 2002, PI served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as the administrator to closed-end investment companies, with aggregate assets of approximately $93.07 billion.

PI is a wholly owned subsidiary of PIFM Holdco, Inc., which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential). Prudential Mutual Fund Services LLC (the Transfer Agent or PMFS), an affiliate of the Manager, serves as the transfer agent and dividend-disbursing agent for the Prudential mutual funds and, in addition, provides customer service, recordkeeping and management and administrative services to qualified plans.

Pursuant to a Management Agreement with the Fund (the Management Agreement), the Manager, subject to the supervision of the Fund's Board of Directors and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolios, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, the Manager is obligated to keep certain books and records of the Fund. PI is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Fund. PI will continue to have responsibility for all investment advisory services performed pursuant to any such subadvisory agreements.

PI will review the performance of any subadvisers and make recommendations to the Board of Directors with respect to the retention of the subadvisers, and the renewal of any subadvisory agreements. PI also administers the Fund's corporate affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank & Trust Company, the Fund's Custodian, and PMFS. The management services of PI for the Fund are not exclusive under the terms of the Management Agreement and PI is free to, and does, render management services to others.

For its services, PI receives, pursuant to the Management Agreement, a fee at an annual rate of .75 of 1% of the Fund's average daily net assets. The fee is computed daily and payable monthly.

In connection with its management of the corporate affairs of the Fund, PI bears the following expenses:

(1) the salaries and expenses of all personnel of the Fund and the Manager, except the fees and expenses of Independent Directors;

(2) all expenses incurred by the Manager or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund, as described below; and

(3) the costs and expenses payable to any Subadviser pursuant to any subadvisory agreement between the Manager and a Subadviser.

Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses; (1) the fee payable to the Manager, (2) the fees and expenses of Independent Directors, (3) the fees and certain expenses of its Custodian and Transfer Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares, (4) the charges and expenses of its legal counsel and independent accountants, (5) brokerage commissions, if any, and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (6) all taxes and corporate fees payable by the Fund to governmental agencies, (7) the fees of any trade association of which it is a member, (8) the cost of stock certificates representing its shares, (9) the cost of fidelity and liability insurance, (10) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the Commission, including the preparation and printing of its registration statements and prospectuses for such purposes, and the fees and expenses of registration and notice filings made in accordance with state securities laws,
(11) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing report, proxy statements and prospectuses to shareholders, (12) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of its business, and (13) distribution and service fees.

The Management Agreement also provides that the Manager will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

The Management Agreement provides that it will terminate automatically if assigned (as defined in the 1940 Act), and that it may be terminated without penalty by either party upon not more than 60 days' or less than 30 days' written notice. The Management Agreement provides that it will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

For the fiscal years ended October 31, 2002, 2001 and 2000, PI received management fees from the Fund of $350,748, $516,710 and $1,426,965, respectively.

PI has entered into a Subadvisory Agreement with JF International Management Inc. (JFIMI or Subadviser). JFIMI furnishes investment advisory services in connection with the management of the Fund. In connection therewith, JFIMI is obligated to keep certain books and records of the Fund. PI continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises JFIMI's performance of such services. JFIMI is paid by PI at an annual rate in the amount .50% of the first $250 million of net assets and .45% of net assets in excess of $250 million of the Fund's average daily net assets.

The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Fund, PI or JFIMI upon not more than 60 days' nor less than 30 days' written notice. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved by the Board of Directors at least annually in accordance with the requirements of the 1940 Act. As discussed in the Prospectus, PI employs Advisers under a "manager-of-managers" structure that allows PI to replace the investment adviser or amend the Subadvisory Agreement without seeking shareholder approval.

(b) MATTERS CONSIDERED BY THE BOARD

The Management and Subadvisory Agreements were last approved by the Board of Directors, including all of the Independent Directors on May 22, 2002 at a meeting called for that purpose. In approving the Management and Subadvisory Agreements, the Board primarily considered, with respect to the Fund, the nature and quality of the services provided under the Agreements and the overall fairness of the Agreements to the Fund. The Board requested and evaluated reports from the Manager and the Subadviser that addressed specific factors designed to inform the Board's consideration of these and other issues.

With respect to the nature and quality of the services provided by the Manager and the Subadviser, respectively, the Board considered the performance of the Fund in comparison to relevant market indices and the performance of a peer group of investment companies pursuing broadly similar strategies, and reviewed reports prepared by an unaffiliated organization applying various statistical and financial measures of fund performance compared to such indices and peer groups of funds. The Board also evaluated the division of responsibilities among the Manager and its affiliates, and the capabilities of the personnel providing services. The Board also considered the quality of brokerage execution provided by the Manager and Subadviser. The Board reviewed the Manager's and the Subadviser's use of brokers or dealers in fund transactions that provided research and other services to them, and the benefits derived by the Fund from such services. The Board also considered the Manager's and the Subadviser's positive compliance history, as neither the Manager nor the Subadviser has been subject to any significant compliance problems.

With respect to the overall fairness of the Management and Subadvisory Agreements, the Board primarily considered the fee structure of the Agreements and the profitability of the Manager and the Subadviser and their affiliates from their association with the Fund. The Board reviewed information from an independent data service about the rates of compensation paid to investment advisers, and overall expense ratios, for funds comparable in size, character and investment strategy to the Fund. The Board also considered that the Fund's fee structure provides for a reduction of payments resulting from economies of scale. The Board also evaluated the aggregate amount and structure of fees paid by the Manager to the Subadviser. In concluding that the direct and indirect benefits accruing to the Manager, the Subadviser and their affiliates, by virtue of their relationship to the Fund, were reasonable in comparison with the costs of the provision of investment advisory services and the benefits accruing to the Fund, the Board reviewed specific data as to the Manager's and the Subadviser's profit or loss on the Fund for the recent period and carefully examined their cost allocation methodology. With respect to profitability, the Manager and the Subadviser discussed with the Board the allocation methodologies for intercompany revenues and expenses (not including the costs of distributing shares or providing shareholder services) in order to approximate their respective profits from the Management or Subadvisory fees. The Board understood that neither the Manager nor the Subadviser uses these profitability analyses in the management of their businesses other than in connection with the approval or continuation of management or advisory agreements, at least in part because they exclude significant costs and include certain revenues that judicial interpretations have required in the context of Board approval of mutual fund advisory agreements. These matters were also considered at the meeting of the Independent Directors.


PRINCIPAL UNDERWRITER, DISTRIBUTOR AND RULE 12b-1 PLANS

Prudential Investment Management Services LLC (PIMS or the Distributor), 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102, acts as the distributor of the shares of the Fund. See "How the Fund is Managed--Distributor" in the Prospectus.

Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively, the Plans) adopted by the Fund under Rule 12b-1 under the 1940 Act and a distribution agreement (the Distribution Agreement), the Distributor incurs the expenses of distributing the Fund's Class A, Class B and Class C shares. PIMS serves as the Distributor of the Class Z shares and incurs the expenses of distributing the Fund's Class Z shares under a Distribution Agreement with the Fund, none of which are reimbursed or paid for by the Fund. See "How the Fund is Managed--Distributor" in the Prospectus.

The Class A Plan provides that (1) up to .25 of 1% of the daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (2) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1% of the average daily net assets of the Class A shares. The Class B and Class C Plans provide for the payment to the Distributor of (1) an asset-based sales charge of ..75 of 1% of the average daily net assets of each of the Class B and Class C shares and (2) a service fee of .25 of 1% of the average daily net assets of each of the Class B and Class C shares.

The distribution and/or service fees may also be used by the Distributor to compensate dealers on a continuing basis in consideration for the distribution, marketing, administrative and other services and activities provided by dealers with respect to the promotion of the sale of the Fund's shares and the maintenance of related shareholder accounts.


CLASS A PLAN. For the fiscal year ended October 31, 2002, PIMS collectively received payments of $72,693 from the Fund, under the Class A Plan. These amounts were expended on commission credits to Prudential Securities Incorporated (PSI) and Pruco Securities Corporation, an affiliated broker-dealer (Prusec), for payments of commissions and account servicing fees to financial advisers and other persons who sell Class A shares. For the fiscal year ended October 31, 2002, PSI and PIMS also collectively received approximately $8,100 in initial sales charges.

CLASS B PLAN. For the fiscal year ended October 31, 2002, PIMS collectively received $143,222 from the Fund under the Class B Plan and spent approximately $93,300, in distributing the Class B shares of the Fund. It is estimated that of the latter amounts approximately $8,800 (9.4%), was spent on printing and mailing of prospectuses to other than current shareholders; $21,700 (23.3%), on compensation to Prusec for commissions to its representatives and other expenses, including an allocation on account of overhead and other branch office distribution-related expenses incurred by it for distribution of Class B shares; and $62,800 (67.3%), on the aggregate of (1) payments of commissions and account servicing fees to its financial advisers $39,500 (42.3%) and (2) an allocation on account of overhead and other branch office distribution-related expenses $23,300 (25.0%). The term "overhead and other branch office distribution-related expenses" as used herein represents (1) the expenses of operating Prusec's and PSI's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies,
(2) the costs of client sales seminars, (3) expenses of mutual fund sales coordinators to promote the sale of Fund shares, and (4) other incidental expenses relating to branch promotion of Fund sales.

The Distributor also receives the proceeds of contingent deferred sales charges paid by holders of Class B shares upon certain redemptions of Class B shares. For the fiscal year ended October 31, 2002, PSI and PIMS collectively received approximately $46,400 in contingent deferred sales charges.

CLASS C PLAN. For the fiscal year ended October 31, 2002, PIMS collectively received $22,994 from the Fund under the Class C Plan and spent approximately $18,100 in distributing the Class C shares of the Fund. It is estimated that of the latter amounts approximately $1,200 (6.6%), was spent on printing and mailing of prospectuses to other than current shareholders; $100 (0.6%) was spent on compensation to Prusec for commissions to its representatives and other expenses, including an allocation on account of overhead and other branch office distribution-related expenses incurred by it for distribution of Class C shares; and $16,800 (92.8%), on the aggregate of (1) payments of commissions and account servicing fees to its financial advisers $16,600 (91.7%), and (2) an allocation on account of overhead and other branch office distribution-related expenses $200 (1.1%). For the fiscal year ended October 31, 2002, PIMS also collectively received approximately $300 in initial sales charges.

The Distributor also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class C shares. For the fiscal year ended October 31, 2002, PSI and PIMS collectively received contingent deferred sales charges of approximately $1,200.


The Class A, Class B and Class C Plans will continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Directors, including a majority vote of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the Class A, Class B and Class C Plan or in any agreement related to the Plans (the Rule 12b-1 Directors), cast in person at a meeting called for the purpose of voting on such continuance. The Plans may each be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding shares of the applicable class on not more than 30 days' written notice to any other party to the Plans. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class (by both Class A and Class B shareholders, voting separately, in the case of material amendments to the Class A Plan), and all material amendments are required to be approved by the Board of Directors in the manner described above. Each Plan will automatically terminate in the event of its assignment. The Fund will not be contractually obligated to pay expenses incurred under any Plan if it is terminated or not continued.

Pursuant to each Plan, the Board of Directors will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the Fund by the Distributor. The report includes an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Rule 12b-1 Directors shall be committed to the Rule 12b-1 Directors.

In addition to distribution and service fees paid by the Fund under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments out of its own resources to dealers and other persons which distribute shares of the Fund (including Class Z shares). Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

FEE WAIVERS/SUBSIDIES


PI may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Fund. In addition, the Distributor has contractually agreed to waive a portion of its distribution and service (12b-1) fees for the Class A shares as described in the prospectus. Fee waivers and subsidies will increase the Fund's total return.

NASD MAXIMUM SALES CHARGE RULE. Pursuant to rules of the National Association of Securities Dealers, Inc. (NASD), the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not required to be included in the calculation of the 6.25% limitation. The annual asset-based sales charge on shares of the Fund may not exceed .75 of 1% per class. The 6.25% limitation applies to the Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of that class would be suspended.


OTHER SERVICE PROVIDERS

State Street Bank and Trust Company, One Heritage Drive, North Quincy, MA 02171, serves as Custodian for the Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Subcustodians provide custodial services for the Fund's foreign assets held outside the United States.


Prudential Mutual Fund Services LLC (PMFS), 194 Wood Avenue South, Iselin, NJ 08830, serves as the transfer and dividend disbursing agent of the Fund. PMFS is an affiliate of PI. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions and related functions. For these services, PMFS receives an annual fee per shareholder account, a new account set-up fee for each manually established account and a monthly inactive zero balance account fee per shareholder account. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communication expenses and other costs. For the fiscal year ended October 31, 2002, the Fund incurred fees of approximately $194,500 for the services of PMFS.


PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, NY 10036, serves as the Fund's independent accountants and in that capacity audits the Fund's annual financial statements.

CODE OF ETHICS

The Board of Directors has adopted a Code of Ethics. In addition, the Manager, Subadviser and Distributor have each adopted a Code of Ethics (collectively, the Codes). The Codes permit personnel subject to the Codes to invest in securities including securities that may be purchased or held by the Fund. However, the protective provisions of the Codes prohibit certain investments and limit such personnel from making investments during periods when the Fund is making such investments. The Codes are on public file with, and are available from, the Commission.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

The Manager is responsible for decisions to buy and sell securities, futures and options on securities and futures for the Fund, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. The term "Manager" as used in this section includes the Subadviser. On a national securities exchange, broker-dealers may receive negotiated brokerage commissions on Fund portfolio transactions, including options and the purchase and sale of underlying securities upon the exercise of options. On foreign securities exchanges, commissions may be fixed. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law, PSI and its affiliates.

Equity securities traded in the over-the-counter market and bonds, including convertible bonds, are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and U.S. Government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. The Fund will not deal with PSI or any affiliate in any transaction in which PSI or any affiliate acts as principal. Thus, it will not deal with PSI acting as market maker, and it will not execute a negotiated trade with PSI if execution involves PSIs' acting as principal with respect to any part of the Fund's order.

In placing orders for portfolio securities of the Fund, the Manager is required to give primary consideration to obtaining the most favorable price and efficient execution. Within the framework of this policy, the Manager will consider the research and investment services provided by brokers, dealers or futures commission merchants who effect or are parties to portfolio transactions of the Fund, the Manager or the Manager's other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Manager in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Fund may be used in managing other investment accounts. Conversely, brokers, dealers or futures commission merchants furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than the Fund's, and the services furnished by such brokers, dealers or futures commission merchants may be used by the Manager in providing investment management for the Fund. Commission rates are established pursuant to negotiations with the broker, dealer or futures commission merchant based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The Manager's policy is to pay higher commissions to brokers, other than PSI, for particular transactions than might be charged if a different broker had been selected, on occasions when, in the Manager's opinion, this policy furthers the objective of obtaining best price and execution. In addition, the Manager is authorized to pay higher commissions on brokerage transactions for the Fund to brokers other than Prudential Securities in order to secure research and investment services described above, subject to review by the Fund's Board of Directors from time to time as to the extent and continuation of this practice. The allocation or orders among brokers and the commission rates paid are reviewed periodically by the Fund's Board of Directors. The Fund will not pay up for research in principal transactions.

Portfolio securities may not be purchased from any underwriting or selling syndicate of which PSI, or any affiliate, during the existence of the syndicate, is a principal underwriter (as defined in the 1940 Act), except in accordance with rules of the Commission. This limitation, in the opinion of the Fund, will not significantly affect the Fund's ability to pursue its present investment objective. However, in the future in other circumstances, the Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.

Subject to the above considerations, an affiliated broker may act as a securities broker or futures commission merchant for the Fund. In order for an affiliated broker to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by the affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers or futures commission merchants in connection with comparable transactions involving similar securities or futures being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker to receive no more than the remuneration which would be expected to be received by an unaffiliated broker or futures commission merchant in a commensurate arm's-length transaction. Furthermore, the Board of Directors of the Fund, including a majority of the noninterested Directors, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to the affiliated broker are consistent with the foregoing standard. In accordance with Section 11(a) of the Securities Exchange Act of 1934 (as amended), PSI may not retain compensation for effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retention of such compensation. PSI must furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by PSI from transactions effected for the Fund during the applicable period. Brokerage and futures transactions with PSI (or any affiliate) are also subject to such fiduciary standards as may be imposed upon PSI (or such affiliate) by applicable law.


The table presented below shows certain information regarding the payment of commissions by the Fund, including the amount of such commissions paid to PSI, for the three fiscal years ended October 31, 2002.



                                                                 FISCAL YEARS ENDED OCTOBER 31
                                                                 2002        2001         2000
Total brokerage commissions paid by the Fund                  $ 287,928    $ 258,741   $ 1,010,490
Total brokerage commissions paid to PSI                       $     -0-    $     -0-   $       -0-
Total brokerage commissions paid to JF International
Management Inc. (JFIMI)                                       $   1,035    $   3,519   $       -0-

Percentage of total brokerage commissions paid to PSI               -0-%         -0-%          -0-%
Percentage of total brokerage commissions paid to JFIMI            0.36%        1.36%          -0-%

Percentage of total dollar amount of transactions involving
commissions that were effected through PSI                          -0-%         -0-%          -0-%
Percentage of total dollar amount of transactions involving
commissions that were effected through JFIMI                       0.29%        0.62%          -0-%


The Fund is required to disclose its holdings of securities of its regular brokers and dealers (as defined under Rule 10b-1 of the 1940 Act) and their parents during their most recent fiscal year. As of October 31, 2002, the Fund had no such holdings.

                         CAPITAL STOCK AND ORGANIZATION

THE FUND IS AUTHORIZED TO ISSUE 2,000,000,000 SHARES OF COMMON STOCK, $.001 PER SHARE DIVIDED INTO FOUR CLASSES, DESIGNATED AS CLASS A, CLASS B, CLASS C AND CLASS Z SHARES. Currently, the Fund is offering all four classes. In accordance with the Fund's Articles of Incorporation, the Directors may authorize the creation of additional series and classes within such series, (the proceeds of which would be invested in separate, independently managed series with distinct investment objectives and policies and share purchase, redemption and net asset value procedures) with such preferences, privileges, limitations and voting and dividend rights as the Directors may determine. All consideration received by the Fund for shares of any additional series, and all assets in which such consideration is invested, would belong to that series (subject only to the rights of creditors of that series) and would be subject to the liabilities related thereto. Pursuant to the 1940 Act, shareholders of any additional series of shares would normally have to approve the adoption of any advisory contract relating to such series and of any changes in the investment policies related thereto. The Directors have no intention of authorizing additional series at the present time.

The Articles of Incorporation further provide that no Director, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Director, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. It also provides that all third parties shall look solely to the Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Articles of Incorporation permit the Directors to provide for the indemnification of Directors, officers, employees or agents of the Fund against all liability in connection with the affairs of the Fund.

The Fund shall continue without limitation of time subject to the provisions in the Articles of Incorporation concerning termination by action of the shareholders or by the Directors by written notice to the shareholders.

The Directors have the power to alter the number and the terms of office of the Directors and they may at any time lengthen their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Directors have been elected by the shareholders of the Fund. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Directors being selected, while the holders of the remaining shares would be unable to elect any Directors.

                 PURCHASE, REDEMPTION AND PRICING OF FUND SHARES


Shares of the Fund may be purchased at a price equal to the next determined net asset value (NAV) per share plus a sales charge which, at the election of the investor, may be imposed either (1) at the time of purchase (Class A shares and Class C shares) or (2) on a deferred basis (Class B and Class C shares or Class A shares in certain circumstances). Class Z shares of the Fund are offered to a limited group of investors at NAV without any sales charge. See "How to Buy, Sell and Exchange Shares of the Fund" in the Prospectus.


Each class of shares represents an interest in the same assets of the Fund and is identical in all respects except that (1) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charge or distribution and/or service fee), which may affect performance; (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class; (3) each class has a different exchange privilege; (4) only class B shares have a conversion feature and (5) Class Z shares are offered exclusively for sale to a limited group of investors.

PURCHASE BY WIRE. For an initial purchase of shares of the Fund by wire, you must complete an application and telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company, Boston, MA, Custody and Shareholder Services Division, Attention:
Prudential Pacific Growth Fund, Inc., specifying on the wire the account number assigned by PMFS and your name and identifying the class in which you are investing (Class A, Class B, Class C or Class Z shares).


If you arrange for receipt by State Street of Federal Funds prior to the calculation of NAV (4:00 p.m., New York time) on a business day, you may purchase shares of the Fund on that day. See "Net Asset Value."


In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential Pacific Growth Fund, Inc., Class A, Class B, Class C or Class Z shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing Federal Funds. The minimum amount which may be invested by wire is $1,000.

ISSUANCE OF FUND SHARES FOR SECURITIES

Transactions involving the issuance of Fund shares for securities (rather than cash) will be limited to (1) reorganizations, (2) statutory mergers, or (3i) other acquisitions of portfolio securities that: (a) meet the investment objective and policies of the Fund, (b) are liquid and not subject to restrictions on resale, and (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market, and (d) is approved by the Fund's investment adviser.

SPECIMEN PRICE MAKE-UP

Under the current distribution arrangements between the Fund and the Distributor, Class A shares are sold at a maximum initial sales charge of 5%, Class C* shares are sold at net asset value plus a maximum sales charge of 1% and Class B* and Class Z shares are sold at net asset value. Using the Fund's net asset value at October 31, 2002, the maximum offering price of the Fund's shares is as follows:



CLASS A
Net asset value and redemption price per Class A share*                           $ 6.59
Maximum initial sales charge (5% of offering price)                                  .35
Maximum offering price to public                                                  $ 6.94
CLASS B
Net asset value, offering price and redemption price per Class B share*           $ 6.19
CLASS C
Net asset value and redemption price per Class C share*                           $ 6.22
Maximum initial sales charge (1% of offering price)                                  .06
Maximum offering price to public                                                  $ 6.28
CLASS Z
Net asset value, offering price and redemption price per Class Z share            $ 6.61



* Class A, Class B and Class C shares are subject to a contingent deferred sales charge (CDSC) on certain redemptions. Class A shares may be subject to a CDSC on certain redemptions. See "How to Buy, Sell and Exchange Shares of the Fund--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus.


SELECTING A PURCHASE ALTERNATIVE


The following is provided to assist you in determining which share class of the Fund best suits your individual circumstances and is based on current fees and expenses being charged to the Fund:


If you intend to hold your investment in the Fund for less than 4 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to an initial sales charge of 5% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6-year period, you should consider purchasing Class C shares over either Class A or Class B shares.

If you intend to hold your investment for longer than 4 years, but less than 5 years, and do not qualify for a reduced sales charge on Class A shares, you should consider purchasing Class B or Class C shares over Class A shares. This is because the sales charge plus the cumulative annual distribution-related fee on Class A shares would exceed those of the Class B and Class C shares if you redeem your investment during this time period. In addition, more of your money would be invested initially in the case of Class C shares, because of the relatively low initial sales charge, and all of your money would be invested initially in the case of Class B shares, which are sold at NAV.

If you intend to hold your investment for longer than 5 years, you should consider purchasing Class A shares over either Class B or Class C shares. This is because the maximum sales charge plus the cumulative annual distribution-related fee on Class A shares would be less than those of the Class B and Class C shares.


If you qualify for a reduced sales charge on Class A shares, it may generally be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. See "Reduction and Waiver of Initial Sales Charge--Class A shares" below. However, unlike Class B shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.

In addition, if you purchase $1 million or more of Class A shares, you are not subject to an initial sales charge, but you are subject to a 1% CDSC on shares sold within 12 months of purchase. This charge is waived for all such Class A shareholders other than those who purchased their shares through certain broker-dealers that are not affiliated with Prudential.


If you do not qualify for a reduced sales charge on Class A shares and you purchase Class B or Class C shares, you would have to hold your investment for more than 6 years in the case of Class B shares and for more than 5 years in the case of Class C shares for the higher cumulative annual distribution-related fee on those shares plus, in the case of Class C shares, the 1% initial sales charge to exceed the initial sales charge plus the cumulative annual distribution-related fees on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class B or Class C distribution-related fee on the investment, fluctuations in NAV, the effect of the return on the investment over this period of time or redemptions when the CDSC is applicable.

REDUCTION AND WAIVER OF INITIAL SALES CHARGE--CLASS A SHARES

BENEFIT PLANS. Certain group retirement and savings plans may purchase Class A shares without the initial sales charge if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

OTHER WAIVERS. In addition, Class A shares may be purchased at NAV, without the initial sales charge, through the Distributor or the Transfer Agent, by:

- officers of the Prudential mutual funds (including the Fund),

- employees of the Distributor, PSI, PI and their subsidiaries and members of the families of such person who maintain an "employee related" account at PSI or the Transfer Agent,

- employees of subadvisers of the Prudential mutual funds, provided that purchases at NAV are permitted by such person's employer,

- Prudential, employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries,

- members of the Board of Directors of Prudential,

- real estate brokers, agents and employees of real estate brokerage companies affiliated with The Prudential Real Estate Affiliates who maintain an account at PSI, Prusec or with the Transfer Agent,

- registered representatives and employees of brokers who have entered into a selected dealer agreement with the Distributor, provided that purchases at NAV are permitted by such person's employer,

- investors who have a business relationship with a financial adviser who joined PSI from another investment firm, provided that (1) the purchase is made within 180 days of the commencement of the financial adviser's employment at Prudential Securities, or within one year in the case of pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code, deferred compensation and annuity plans under Sections 457 and 403(7) of the Internal Revenue Code of 1986, as amended (the Internal Revenue Code) and non-qualified plans for which the Fund is an available option (collectively, Benefit Plans), (2) the purchase is made with proceeds of a redemption of shares of any open-end non-money market fund sponsored by the financial adviser's previous employer (other than a fund which imposes a distribution or service fee of .25 of 1% or less) and (3) the financial adviser served as the client's broker on the previous purchase,

- investors in Individual Retirement Accounts (IRAs), provided the purchase is made with the proceeds of a tax-free rollover of assets from a Benefit Plan for which Prudential provides administrative or recordkeeping services and further provided that such purchase is made within 60 days of receipt of the Benefit Plan distribution,

- orders placed by broker-dealers, investment advisers or financial planners who have entered into an agreement with the Distributor, who place trades for their own accounts or the accounts of their clients and who charge a management consulting or other fee for their services (for example, mutual fund "wrap" or asset allocation programs), and

- orders placed by clients of broker-dealers, investment advisers or financial planners who place trades for customer accounts if the accounts are linked to the master account of such broker-dealer, investment adviser or financial planner and the broker-dealer, investment adviser or financial planner charges its clients a separate fee for its services (for example, mutual fund "supermarket programs").

Broker-dealers, investment advisers or financial planners sponsoring fee-based programs (such as mutual fund "wrap" or asset allocation programs and mutual fund "supermarket" programs) may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

For an investor to obtain any reduction or waiver of the initial sales charge, at the time of the sale either the Transfer Agent must be notified directly by the investor or the Distributor must be notified by the dealer facilitating the transaction that the sale qualifies for the reduced or waived sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charge is imposed upon Class A shares acquired upon the reinvestment of dividends and distributions.

COMBINED PURCHASE AND CUMULATIVE PURCHASE PRIVILEGE. If an investor or eligible group of related investors purchases Class A shares of the Fund concurrently with Class A shares of other Prudential Mutual Funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See the table of breakpoints under "How to Buy, Sell and Exchange Shares of the Fund--Step 2: Choose a Share Class - Reducing or Waiving Class A's Initial Sales Charge" in the Prospectus.


An eligible group of related Fund investors includes any combination of the following:

- an individual;

- the individual's spouse, their children and their parents;

- the individual's and spouse's IRA;

- any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners);

- a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children;

- a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse; and

- one or more employee benefit plans of a company controlled by an individual.

In addition, an eligible group of related Fund investors may include an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers. An employer controlling, controlled by or under common control with another employer is deemed related to that employer.

The Transfer Agent, the Distributor or your broker must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in any retirement or group plans.


LETTERS OF INTENT. Reduced sales charges are available to investors (or an eligible group of related investors) who enter into a written letter of intent providing for the investment, within a thirteen-month period, of a specified dollar amount in the Fund or other Prudential mutual funds. Retirement and group plans no longer qualify to purchase Class A shares at NAV by entering into a letter of intent.


For purposes of the letter of intent, all shares of a Fund and shares of other Prudential mutual funds (excluding money market funds other than those acquired pursuant to the exchange privilege) which were previously purchased and are still owned are also included in determining the applicable reduction. However, the value of shares held directly with the Transfer Agent and through your Dealer will not be aggregated to determine the reduced sales charge.

A letter of intent permits an investor to establish a total investment goal to be achieved by any number of investments over a thirteen-month period. Each investment made during the period will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. Escrowed Class A shares totaling 5% of the dollar amount of the letter of intent will be held by the Transfer Agent in the name of the investor. The effective date of a letter of intent may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the investor's cost, can be applied to the fulfillment of the letter of intent goal.

A letter of intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. In the event the letter of intent goal is not satisfied within the thirteen-month period, the investor is required to pay the difference between the sales charges otherwise applicable to the investments made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. Investors electing to purchase Class A shares of the Fund pursuant to a letter of intent should carefully read such letter.

The Transfer Agent, Distributor or dealer must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings.

CLASS B AND CLASS C SHARES

The offering price of Class B shares is the NAV next determined following receipt of an order in proper form by the Transfer Agent, your Dealer or the Distributor. Class C shares are sold with an initial sales charge of 1%. Redemptions of Class B and Class C shares may be subject to a CDSC. See "Contingent Deferred Sales Charges."

The Distributor will pay, from its own resources, sales commissions at the time of sale of up to 4% of the purchase price of Class B shares to dealers, financial advisers and other persons who sell Class B shares. This facilitates the ability of the Fund to sell the Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee. See "How the Fund is Managed--Distributor" in the Prospectus. In connection with the sale of Class C shares, the Distributor will pay at the time of the sale, from its own resources, dealers, financial advisers and other persons which distribute Class C shares, a sales commission of up to 1% of the purchase price.

WAIVER OF INITIAL SALES CHARGE--CLASS C SHARES


BENEFIT PLANS. Certain group retirement plans may purchase Class C shares at NAV, without the initial sales charge. For more information, call Prudential at
(800) 353-2847.

INVESTMENT OF REDEMPTION PROCEEDS FROM OTHER INVESTMENT COMPANIES. Investors may purchase Class C shares at NAV, without the initial sales charge, with the proceeds from the redemption of shares of any unaffiliated registered investment company which were not held through an account with any Prudential affiliate. Such purchases must be made within 60 days of the redemption. Investors eligible for this waiver include (1) investors purchasing shares through an account at PSI, (2) investors purchasing shares through a COMMAND Account or an Investor Account with Prusec, and (3) investors purchasing shares through other brokers. This waiver is not available to investors who purchase shares directly from the Transfer Agent. You must notify the Transfer Agent directly or through your broker if you are entitled to this waiver and provide the Transfer Agent with such supporting documents as it may deem appropriate.

OTHER. Investors who purchase Class C shares through certain broker-dealers that are not affiliated with Prudential may purchase Class C shares without paying the initial sales charge.


CLASS Z SHARES

Class Z shares of the Fund currently are available for purchase by the following categories of investors:

- Benefit Plans, provided such Benefit Plans (in combination with other plans sponsored by the same employer or group of related employers) have at least $50 million in defined contribution assets,

- participants in any fee-based program sponsored by an affiliate of the Distributor which includes mutual funds as investment options and for which the Fund is an available option,

- certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available investment option,

- Benefit Plans for which an affiliate of the Distributor provides administrative or recordkeeping services and as of September 20, 1996, (1) were Class Z shareholders of the Prudential mutual funds or (2) executed a letter of intent to purchase Class Z shares of the Prudential Mutual Funds,

- the Prudential Securities Cash Balance Pension Plan, an employee defined benefit plan sponsored by PSI,

- current and former Directors/Trustees of the Prudential mutual funds (including the Fund),

- employees of Prudential and/or PSI who participate in a Prudential-sponsored employee saving plan and,

- Prudential, with an investment of $10 million or more.

In connection with the sale of Class Z shares, the Manager, the Distributor or one of their affiliates may pay dealers, financial advisers and other persons who distribute shares a finder's fee, from its own resources, based on a percentage of the net asset value of shares sold by such persons.

Class Z shares of the Fund may also be purchased by certain savings, retirement and deferred compensation plans, qualified or non-qualified under the Internal Revenue Code, provided that (1) the plan purchases shares of the Fund pursuant to an investment management agreement with Prudential or its affiliates, (2) the Fund is an available investment option under the agreement and (3) the plan will participate in the PruArray and SmartPath Programs (benefit plan recordkeeping services) sponsored by PMFS. These plans include Benefit Plans.

RIGHTS OF ACCUMULATION


Reduced sales charges also are available through rights of accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of shares of the Fund and shares of other Prudential mutual funds (excluding money market funds, other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. Rights of accumulation may be applied across the classes of shares of the Prudential mutual funds. However, the value of shares held directly with the Transfer Agent and through your broker will not be aggregated to determine the reduced sales charge. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (NAV plus maximum sales charge) as of the previous business day.


The Distributor, dealer or the Transfer Agent must be notified at the time of purchase that the shareholder is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. Rights of accumulation are not available to individual participants in any retirement or group plan.

SALE OF SHARES


You can redeem your shares at any time for cash at the NAV next determined after the redemption request is received in proper form (in accordance with procedures established by PMFS in connection with investors' accounts) by PMFS, the Distributor or your broker. In certain cases, however, redemption proceeds will be reduced by the amount of any applicable CDSC, as described below. See "Contingent Deferred Sales Charges" below. If you are redeeming your shares through a broker, your broker must receive your sell order before the Fund computes its NAV for that day (at the close of regular trading on the NYSE, usually 4: 00 p.m. New York time) in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time you will receive the next day's NAV if your order to sell is received after the close of trading on the NYSE. Your broker will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of the Fund.


If you hold shares of the Fund through PSI, you must redeem your shares through PSI. Please contact your PSI financial adviser.

In order to redeem shares, a written request for redemption signed by you exactly as the account is registered is required. If you hold certificates, the certificates must be received by PMFS, the Distributor or your dealer in order for the redemption request to be processed. If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Fund in care of Prudential Mutual Fund Services LLC, Attention:
Redemption Services, P.O. Box 8149, Philadelphia, PA 19101, to the Distributor or to your dealer.

Payment for redemption of recently purchased shares will be delayed until the Fund or PMFS has been advised that the purchase check has been honored, which may take up to 10 calendar days from the time of receipt of the purchase check by PMFS. Such delay may be avoided by purchasing shares by wire or by certified or cashier's check.


EXPEDITED REDEMPTION PRIVILEGE. By electing the Expedited Redemption Privilege, you may arrange to have redemption proceeds sent to your bank account. The Expedited Redemption Privilege may be used to redeem shares in an amount of $200 or more, except if an account for which an expedited redemption is requested has a net asset value of less than $200, the entire account will be redeemed. Redemption proceeds in the amount of $1000 or more will be remitted by wire to your bank account at a domestic commercial bank which is a member of the Federal Reserve system. Redemption proceeds of less than $1000 will be mailed by check to your designated bank account. Any applicable CDSC will be deducted from the redemption proceeds. Expedited redemption requests may be made by telephone or letter, must be received by the Fund prior to 4:00 p.m. New York Time, to receive a redemption amount based on that day's NAV and are subject to the terms and conditions as set forth in the Fund's Prospectus regarding redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if you order to sell is received after the close of regular trading on the NYSE. For more information, see "How to Buy, Sell and Exchange Shares of the Fund -- Telephone Redemptions and Exchanges" in the Prospectus. The Expedited Redemption Privilege may be modified or terminated at any time without notice. To receive further information, shareholders should contact PMFS at (800) 225-1852.

SIGNATURE GUARANTEE. If the proceeds of the redemption (1) exceed $100,000, (2) are to be paid to a person other than the shareholder, (3) are to be sent to an address other than the address on PMFS' records, or (4) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request or stock power must be signature guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer, savings association or credit union. PMFS reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution.


Payment for shares presented for redemption will be made by check within seven days after receipt by the PMFS, the Distributor or your broker of the certificate and written request, except as indicated below. If you hold shares through PSI, payment for shares presented for redemption will be credited to your account at your dealer, unless you indicate otherwise. Such payment may be postponed or the right of redemption suspended at times (1) when the NYSE is closed for other than customary weekends and holidays, (2) when trading on the NYSE is restricted, (3) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (4) during any other period when the Commission, by order, so permits; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions prescribed in (2), (3) or (4) exist.

REDEMPTION IN KIND. If the Directors determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Commission. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. See "Sale of Shares." If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the 1940 Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.

INVOLUNTARY REDEMPTION. In order to reduce expenses of the Fund, the Directors may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has an account value of less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No CDSC will be imposed on any such involuntary redemption.

90-DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest back into your account any portion or all of the proceeds of such redemption in shares of the Fund and account at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a PRO RATA basis.) You must notify PMFS, either directly or through the Distributor or your dealer, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charges" below. Exercise of the repurchase privilege will generally not affect federal tax treatment of any gain realized upon redemption. However, if the redemption was made within a 30 day period of the repurchase and if the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, may not be allowed for federal income tax purposes.

CONTINGENT DEFERRED SALES CHARGES


Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a 1% CDSC. This charge is waived for all such Class A shareholders other than those who purchased their shares through certain broker-dealers that are not affiliated with Prudential. Redemptions of Class B shares will be subject to a CDSC declining from 5% to 0% over a six-year period. Class C shares redeemed within eighteen months of purchase (or one year for Class C shares purchased before November 2, 1998) will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount received by you. The CDSC will be imposed on any redemption by you, which will reduce the current value of your Class A, Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding 12 months in the case of Class A shares (in certain cases), six years, in the case of Class B shares, and eighteen months (or one year for Class C shares purchased before November 2, 1998), in the case of Class C shares. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor. If you purchased or hold your shares through a broker, third party administrator or other authorized entity that maintains subaccount recordkeeping, any applicable CDSC that you will pay will be calculated and reported to PMFS by such broker, administrator or other authorized entity.


The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month.

The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund.

The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

         YEAR SINCE PURCHASE            CONTINGENT DEFERRED SALES CHARGE AS A PERCENTAGE OF
             PAYMENT MADE                     DOLLARS INVESTED OR REDEMPTION PROCEEDS
         -------------------            ---------------------------------------------------
                First                                           5.0%
                Second                                          4.0%
                Third                                           3.0%
                Fourth                                          2.0%
                Fifth                                           1.0%
                Sixth                                           1.0%
               Seventh                                         None


In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV above the total amount of payments for the purchase of Class A shares made during the preceding 12 months (in certain cases), six years for Class B shares and 18 months for Class C shares; then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.


For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.


For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

WAIVER OF CONTINGENT DEFERRED SALES CHARGE - CLASS A SHARES. The CDSC will be waived for all investors other than those who purchased their shares through certain broker-dealers that are not affiliated with Prudential.


WAIVER OF THE CONTINGENT DEFERRED SALES CHARGES--CLASS B SHARES. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.


The CDSC will also be waived in the case of a total or partial redemption in connection with certain distributions made without penalty under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. These distributions are:

     (1) in the case of a tax-deferred retirement plan, a lump-sum or other distribution after retirement;
     (2) in the case of an IRA (including a Roth IRA), a lump-sum or other distribution after attaining age 59 1/2, death or disability, provided that the shares were purchased prior to death or disability, or a periodic distribution based on life expectancy;
     (3) in the case of a Section 403 (b) custodial account, a lump sum or other distribution after attaining age 591/2; and
     (4) a tax-free return of an excess contribution or plan distributions following the death of disability of the shareholder, provided that the shares were purchased prior to death or disability.

     The waiver does not apply in the case of a tax-free rollover or transfer of assets, other than the one following a separation from sevice (that is, following voluntary or involuntary termination of employment or following retirement). Under no circumstances will the CDSC be waiver on redemptions resulting from the termination of a tax-deferred retirement plan, unless such redemptions otherwise qualify for a waiver as described above. Shares purchased with amounts used to repay a loan from such plans on which a CDSC was not previously deducted with thereafter be subject to a CDSC without regard to the time such amounts were previously invested. In the case of a 401(k) plan, the CDSC will also be waived upon redemption of shares purchased with amounts used to repay loans made from the account to the participant and from which a CDSC was previously deducted.

Systematic Withdrawal Plan. The CDSC will be waived (or reduced) on certain redemptions effected through a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Transfer Agent will calculate the total amount available for this waiver annually on the anniversary date of your purchase. The CDSC will be waived (or reduced) on redemptions until this threshold 12% is reached. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.


In addition, the CDSC will be waived on redemptions of shares held by Directors of the Fund.

You must notify the Transfer Agent either directly or through your broker, at the time of redemption, that you are entitled to a waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement. In connection with these waivers, the Transfer Agent or your broker will require you to submit the supporting documentation set forth below.

CATEGORY OF WAIVER                                      REQUIRED DOCUMENTATION
------------------                                      ----------------------
Death                                                   A certified copy of the shareholder's death certificate or, in the case of a trust, a certified copy of the grantor's
                                                        death certificate, plus a copy of the trust agreement
                                                        identifying the grantor.

Disability--An individual will be considered disabled   A copy of the Social Security Administration award letter or
if he or she is unable to engage in any substantial     a letter from a physician on the physician's letterhead
gainful activity by reason of any medically             stating that the shareholder is permanently disabled. In the
determinable physical or mental impairment which can    case of a trust, a copy of the trust agreement identifying
be expected to result in death or to be of              the grantor will be required as well. The letter must also
long-continued and indefinite duration.                 indicate the date of disability.
Distribution from an IRA or 403(b) Custodial Account    A copy of the distribution form from the custodial firm
                                                        indicating (i) the date of birth of the shareholder and
                                                        (ii) that the shareholder is over age 59 1/2 and is taking a normal distribution--signed by the shareholder.

Distribution from Retirement Plan                       A letter signed by the plan indicating the reason for the
                                                        distribution.

Excess Contributions                                    A letter from the shareholder (for an IRA) or the plan
                                                        administrator/Director on company letterhead indicating the amount of the excess and whether or not taxes have been
                                                        paid.

The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.

QUANTITY DISCOUNT--CLASS B SHARES PURCHASED PRIOR TO AUGUST 1, 1994. The CDSC is reduced on redemptions of Class B shares of the Fund purchased prior to August 1, 1994 if immediately after a purchase of such shares, the aggregate cost of all Class B shares of the Fund owned by you in a single account exceeded $500,000. For example, if you purchased $100,000 of Class B shares of the Fund in one year and an additional $450,000 of Class B shares in the following year, with the result that the aggregate cost of your Class B shares of the Fund following the second purchase was $550,000, the quantity discount would be available for the second purchase of $450,000 but not for the first purchase of $100,000. The quantity discount will be imposed at the following rates depending on whether the aggregate value exceeded $500,000 or $1 million:


         YEAR SINCE PURCHASE                      CONTINGENT DEFERRED SALES CHARGE AS A PERCENTAGE OF
            PAYMENT MADE                               DOLLARS INVESTED OR REDEMPTION PROCEEDS
         -------------------                      ---------------------------------------------------
                                            $500,001 TO $1 MILLION                 OVER $1 MILLION
First                                                 3.0%                               2.0%
Second                                                2.0%                               1.0%
Third                                                 1.0%                                 0%
Fourth and thereafter                                   0%                                 0%


You must notify the Fund's Transfer Agent either directly or through PSI or Prusec, at the time of redemption, that you are entitled to the reduced CDSC. The reduced CDSC will be granted subject to confirmation of your holdings.

WAIVER OF CONTINGENT DEFERRED SALES CHARGES--CLASS C SHARES

BENEFIT PLANS. The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC also will be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

CONVERSION FEATURE--CLASS B SHARES

Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge.

Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) eligible to convert to Class A shares (the Eligible Shares) will be determined on each conversion date in accordance with the following formula:
(1) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (2) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (i.e., $1,000 divided by $2,100 (47.62%), multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

Since annual distribution-related fees are lower for Class A than Class B shares, the per share NAV of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted.

For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year would not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.


Class B shares acquired through the reinvestment of dividends or distributions will be converted to Class A shares according to the procedures utilized by the broker-dealer through which the Class B shares were purchased, to the extent the shares are carried on the books of the broker-dealer and the broker-dealer provides subaccounting services to the Fund. Otherwise, the procedures utilized by PMFS, or its affiliates, will be used. The use of different procedures may result in a timing differential in the conversion of Class B shares acquired through the reinvestment of dividends and distributions.


The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (1) that the dividends and other distributions paid on Class A, Class B, Class C and Class Z shares will not constitute "preferential dividends" under the Internal Revenue Code and (2) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

                         SHAREHOLDER INVESTMENT ACCOUNT

Upon the initial purchase of Fund shares, a Shareholder Investment Account is established for each investor under which a record of the shares held is maintained by the Transfer Agent. If a stock certificate is desired, it must be requested in writing. Certificates are issued only for full shares and may be redeposited in the Shareholder Investment Account at any time. There is no charge to the investor for the issuance of a certificate. The Fund makes available to its shareholders the following privileges and plans.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund at net asset value per share. An investor may direct the Transfer Agent in writing not less than five full business days prior to the record date to have subsequent dividends or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the dealer. Any shareholder who receives dividends or distributions in cash may subsequently reinvest any such dividend or distribution at NAV by returning the check to the Transfer Agent within 30 days after the payment date. The reinvestment will be made at the NAV per share next determined after receipt of the check by the Transfer Agent. Shares purchased with reinvested dividends and/or distributions will not be subject to any CDSC upon redemption.


EXCHANGE PRIVILEGE. The Fund makes available to its shareholders the privilege of exchanging their shares of the Fund for shares of certain other Prudential mutual funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other Prudential mutual funds may also be exchanged for shares of the Fund. All exchanges are made on the basis of the relative NAV next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws. For retirement and group plans having a limited menu of Prudential mutual funds, the Exchange Privilege is available for those funds eligible for investment in the particular program.


It is contemplated that the exchange privilege may be applicable to new mutual funds, whose shares may be distributed by the Distributor.

In order to exchange shares by telephone, you must authorize telephone exchanges on your initial application form or by written notice to the Transfer Agent and hold shares in non-certificate form. Thereafter, you may call the Fund at
(800)225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 a.m. and 8:00 p.m., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. Neither the Fund nor its agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine under the foregoing procedures. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order.

If you hold shares through PSI, you must exchange your shares by contacting your PSI financial adviser.

If you hold certificates, the certificates must be returned in order for the shares to be exchanged. See "Sale of Shares" above.

You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 8157, Philadelphia, PA 19101.

In periods of severe market or economic conditions the telephone exchange of shares may be difficult to implement and you should make exchanges by mail by writing to PMFS, at the address noted above.

CLASS A. Shareholders of the Fund may exchange their Class A shares for Class A shares of Prudential Short-Term Corporate Bond Fund and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the Exchange Privilege only to acquire Class A shares of the Prudential mutual funds participating in the Exchange Privilege.

The following money market funds participate in the Class A Exchange Privilege:

Prudential California Municipal Fund
(California Money Market Series)

Prudential Government Securities Trust
(Money Market Series)
(U.S. Treasury Money Market Series)

Prudential Municipal Series Fund
(New Jersey Money Market Series)
(New York Money Market Series)

Prudential MoneyMart Assets, Inc. (Class A shares)

Prudential Tax-Free Money Fund, Inc.

CLASS B AND CLASS C. Shareholders of the Fund may exchange their Class B and Class C shares for Class B and Class C shares, respectively, of certain other Prudential mutual funds and shares of Special Money Market Fund, Inc., a money market fund. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of Class B and Class C shares acquired as a result of the exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the date of the initial purchase, rather than the date of the exchange.

Class B and Class C shares of the Fund may also be exchanged for shares of an eligible money market fund without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Fund, such shares will be subject to the CDSC calculated without regard to the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being exchanged first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into the Fund from a money market fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.

At any time after acquiring shares of other funds participating in the Class B or Class C exchange privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of the Fund, respectively, without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares of other funds, respectively, without being subject to any CDSC.

CLASS Z. Class Z shares may be exchanged for Class Z shares of other Prudential mutual funds.


SPECIAL EXCHANGE PRIVILEGE. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV (see "Purchase, Redemption and Pricing of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" above) and for shareholders who qualify to purchase Class Z shares (see "Purchase, Redemption and Pricing of Fund Shares--Class Z Shares" above). Under this exchange privilege, amounts representing any Class B and Class C shares (which are not subject to a CDSC) held in the account of a shareholder who qualifies to purchase Class A shares at NAV will be automatically exchanged for Class A shares on a quarterly basis, unless the shareholder elects otherwise. Similarly, shareholders who qualify to purchase Class Z shares will have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the net asset value above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through PSI, Prusec or another broker that they are eligible for this special exchange privilege. Effective June 16, 2003, the special exchange privilege that allows eligible Class B or Class C shareholders to exchange their shares for Class A shares will be discontinued.

Participants in any fee-based program for which the Fund is an available option will have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at net asset value. Similarly, participants in PSI's 401(k) Plan for which the Fund's Class Z shares are an available option and who wish to transfer their Class Z shares out of the PSI's 401(k) Plan following separation from service (that is, voluntary or involuntary termination of employment or retirement) will have their Class Z shares exchanged for Class A shares at NAV.


Additional details about the exchange privilege and prospectuses for each of the Prudential mutual funds are available from the Fund's Transfer Agent, the Distributor or your broker. The special exchange privilege may be modified, terminated or suspended on 60 days' notice, and any fund, including the Fund, or the Distributor, has the right to reject any exchange application relating to such fund's shares.

DOLLAR COST AVERAGING

Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.

Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $22,500 at a private college and around $10,600 at a public university. Assuming these costs increase at a rate of 7% a year, the cost of one year at a private college could reach $44,300 and over $21,000 at a public university.(1)

(1) Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges. Average costs for private institutions include tuition, fees, room and board for the 1998-1999 academic year.

The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.(2)


               PERIOD OF MONTHLY INVESTMENTS:     $100,000          $150,000         $200,000          $250,000
               ------------------------------     ---------         ---------        ---------         --------
25 Years                                          $   105           $   158          $   210           $   263
20 Years                                              170               255              340               424
15 Years                                              289               433              578               722
10 Years                                              547               820            1,093             1,366
5 Years                                             1,361             2,041            2,721             3,402


(2) The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of the Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares may be worth more or less than their original cost when redeemed.

AUTOMATIC INVESTMENT PLAN (AIP). Under AIP, an investor may arrange to have a fixed amount automatically invested in shares of the Fund by authorizing his or her bank account or Prudential Securities Account (including a COMMAND Account) to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automatic Clearing House System.

Further information about this program and an application form can be obtained from the Transfer Agent, the Distributor or your broker.

SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available to shareholders through PSI or the Transfer Agent. Such plan provides for monthly, quarterly, semi-annual or annual redemptions in any amount, except as provided below, up to the value of the shares in the shareholder's account. Systematic withdrawals of Class B or Class C shares may be subject to a CDSC. The systematic withdrawal plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.

In the case of shares held through the Transfer Agent, (1) a $10,000 minimum account value applies, (2) systematic withdrawals may not be for less than $100 and (3) the shareholder must elect to have all dividends and/or distributions automatically reinvested. See "Automatic Reinvestment of Dividends and Distributions" above.

The Transfer Agent, the Distributor or the applicable dealer act as an agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawals. The systematic withdrawal plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

Systematic withdrawals should not be considered as dividends, yield or income. If systematic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

Furthermore, each systematic withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, systematic withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charges applicable to (1) the purchase of Class A shares and (2) the redemption of Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the plan, particularly if used in connection with a retirement plan.

TAX-DEFERRED RETIREMENT PLANS. Various tax-deferred retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-deferred accounts" under Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, and the administration, custodial fees and other details are available from PSI or the Transfer Agent.

Investors who are considering the adoption of such a plan should consult with their own legal counsel and/or tax adviser with respect to the establishment and maintenance of any such plan.

TAX-DEFERRED RETIREMENT ACCOUNTS

INDIVIDUAL RETIREMENT ACCOUNTS. An individual retirement account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, an 8% rate of return and a 38.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.

                           TAX-DEFERRED COMPOUNDING(1)


                     CONTRIBUTIONS MADE OVER:            PERSONAL SAVINGS         IRA
                     ------------------------            ----------------         ---
10 years                                                    $  26,283           $  31,291
15 years                                                       44,978              58,649
20 years                                                       68,739              98,846
25 years                                                       98,936             157,909
30 years                                                      137,316             244,692


(1) The chart is for illustrative purposes only and does not represent the performance of the Fund or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in a traditional IRA account will be subject to tax when withdrawn from the account. Distributions from a Roth IRA which meet the conditions required under the Internal Revenue Code will not be subject to tax upon withdrawal from the account.

MUTUAL FUND PROGRAMS

From time to time, the Fund may be included in a mutual fund program with other Prudential mutual funds. Under such a program, a group of portfolios will be selected and thereafter marketed collectively. Typically, these programs are created with an investment theme, e.g., to seek greater diversification, protection from interest rate movements or access to different management styles. In the event that such a program is instituted, there may be a minimum investment requirement for the program as a whole. The Fund may waive or reduce its minimum initial investment requirements in connection with such a program.

The mutual funds in the program may be purchased individually or as a part of the program. Since the allocation of portfolios included in the program may not be appropriate for all investors, investors should consult their Prudential Securities Financial Adviser or Prudential/Pruco Securities Representative concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.

                                 NET ASSET VALUE


The Fund's net asset value per share or NAV is determined by subtracting its liabilities from the value of its assets and dividing the remainder by the number of outstanding shares. NAV is calculated separately for each class. The Directors have fixed the specific time of day for the computation of net asset value to be as of 4:00 p.m. New York time. Under the 1940 Act, the Directors are responsible for determining in good faith the fair value of securities of the Fund. In accordance with procedures adopted by the Directors, investments listed on a securities exchange and Nasdaq National Market System securities (other than options on stock and stock indexes) are valued at the last sale price of such exchange system on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices on such day, or at the bid price on such day in the absence of an asked price. Corporate bonds (other than convertible debt securities) and U.S. Government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager in consultation with the Subadviser to be over-the-counter, are valued on the basis of valuations provided by an independent pricing agent or principal market maker which uses information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager in consultation with the Subadviser to be over-the-counter, are valued at the mean between the last reported bid and asked prices (or the last bid price in the absence of an asked price) provided by more than one principal market makers. Options on stock and stock indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on the respective exchange and futures contracts and options thereon are valued at their last sale prices as of the close of trading on the applicable commodities exchange or board of trade or at the last bid price in the absence of an asked price. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank or dealer, and forward currency exchange contracts are valued at the current cost of covering or offsetting such contracts. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value, considering factors determined in good faith by the investment adviser under procedures established by and under the general supervision of the Fund's Board of Directors.

Securities or other assets for which reliable market quotations are not readily available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager or Subadviser (or Valuation Committee or Board of Directors) does not represent fair value, are valued by the Valuation Committee or Board of Directors in consultation with the Manager or Subadviser, including its portfolio manager, traders, and its research and credit analysts, on the basis of the following factors: cost of the security, transactions in comparable securities, relationships among various securities and such other factors, as may be determined by the Manager, Subadviser, Board of Directors or Valuation Committee to materially affect the value of the security. Fair Value Securities may include, but are not limited to, the following: certain private placements and restricted securities that do not have an active trading market; securities whose trading has been suspended or for which market quotes are no longer available; debt securities that have recently gone into default and for which there is no current market; securities whose prices are stale; securities denominated in currencies that are restricted, untraded or for which exchange rates are disrupted; securities affected by significant events; and securities that the investment adviser or Manager believes were priced incorrectly. A "significant event" (which includes, but is not limited to, an extraordinary political or market event) is an event that the investment adviser or Manager believes with a reasonably high degree of certainty has caused the closing market prices of one or more of the Fund's portfolio securities to no longer reflect their value at the time of the Fund's NAV calculation. On a day that the Manager determines that one or more of the Fund's portfolio securities constitute Fair Value Securities, the Manager may determine the fair value of these securities without the supervision of the Valuation Committee if the fair valuation of all such securities results in a change of less than $0.01 to the Fund's NAV and the Manager presents these valuations to the Board for its ratification. Short-term debt securities are valued at cost, with interest accrued or discount amortized to the date of maturity, if their original maturity was 60 days or less, unless this is determined by the Directors not to represent fair value. Short-term securities with remaining maturities of more than 60 days, for which market quotations are readily available, are valued at their current market quotations as supplied by an independent pricing agent or principal market maker.


Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different NAVs and dividends. The NAVs of Class B and Class C shares will generally be lower than the NAV of Class A shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. The NAV of Class Z shares will generally be higher than the NAVs of Class A, Class B and Class C shares as a result of the fact that the Class Z shares are not subject to any distribution or service fee. It is expected, however, that the NAVs of the four classes will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

                       TAXES, DIVIDENDS AND DISTRIBUTIONS


The Fund has elected to qualify and intends to remain qualified as a regulated investment company under the Internal Revenue Code for each taxable year. Accordingly, the Fund must, among other things, (1) derive at least 90% of its gross income from dividends, interest, proceeds from loans of securities and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; and (2) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the value of its assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies and other securities, with such other securities limited in respect of any one issuer to an amount not greater than 5% of such Funds' assets, and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies) and (3) distribute to its shareholders at least 90% of its net investment income and net short-term capital gains (that is the excess of net short-term capital gains over net long-term capital losses) each year. These requirements may limit a Funds' ability to invest in other types of assets.

As a regulated investment company, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, that it distributes to its shareholders, provided (among other things) that at least 90% of the Funds' net investment income

(including net short-term capital gains) other than long-term capital gains earned in the taxable year is distributed. The Fund intends to distribute annually to its shareholders all of its taxable net investment income, which includes dividends, interest and any net short-term capital gains in excess of net long-term capital losses. The Board of Directors of the Fund will determine once a year whether to distribute any net long-term capital gains in excess of any net short-term capital losses. In determining the amount of capital gains to be distributed, any capital loss carryovers from prior years will be offset against capital gains. A 4% nondeductible excise tax will be imposed on the Fund to the extent such Fund does not meet certain distribution requirements by the end of each calendar year.


Gains or losses attributable to foreign currency contracts, or to fluctuations in exchange rates between the time the Fund accrues income, expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities, are treated as ordinary income or ordinary loss for federal income tax purposes. Similarly, gains or losses on the disposition of debt securities held by the Fund, if any, denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and its disposition dates are also treated as ordinary income or loss.


Gains or losses on sales or securities by the Fund will generally be treated as long-term capital gains or losses if the securities have been held by it for more than one year. Long-term capital gains on sales of securities by the Fund are taxed at different rates depending on: (1) the shareholder's income tax bracket; (2) whether the securities were held by the Fund for more than five years and (3) the date on which the securities were acquired by the Fund. Other gains or losses on the sale of securities will be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities will generally be treated as gains and losses from the sale of securities. If an option written by the Fund on securities lapses or is terminated through a closing transaction, such as a purchase by the Fund of the option from its holder, the Fund will generally realize short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. If securities are sold by the Fund pursuant to the exercise of a call option written by it, the Fund will include the premium received in the sale proceeds of the securities delivered in determining the amount of gain or loss on the sale. Certain of the Fund's transactions may be subject to wash sale, straddle, constructive sale or short sale provisions of the Internal Revenue Code which may, among other things, require the Fund to defer losses, recognize gain or cause gain to be treated as short-term capital gain and taxed at ordinary income rates rather than long-term capital gain rates. In addition, debt securities acquired by the Fund may be subject to original issue discount rules which may, among other things, cause the Fund to accrue income in advance of the receipt of cash with respect to interest and, market discount rules which may, among other things, cause gains to be treated as ordinary income.


Special rules apply to most options on stock indexes, certain futures contracts and options thereon, and foreign currency forward contracts in which the Fund may invest. See "Description of the Fund, Its Investments and Risks--Risk Management and Return Enhancement Strategies." These investments generally will constitute Section 1256 contracts and will be required to be "marked to market" for federal income tax purposes at the end of the Funds' taxable year, i.e., treated as having been sold at their fair market value on the last day of the Fund's taxable year. Except with respect to foreign currency forward contracts, sixty percent of any capital gain or loss recognized on such deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will generally be treated as short-term capital gain or loss.

Forward foreign currency contracts, options and futures contracts entered into by the Fund may create "straddles" for federal income tax purposes, which may result in the deferral of losses in positions held by the Fund to the extent of any unrecognized gain on offsetting positions held by the Fund.


A "passive foreign investment company" (PFIC) is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. If the Fund acquires and holds stock in a PFIC beyond the end of the year of its acquisition, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock or of any gain from disposition of the stock (collectively, PFIC income), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. If the Fund elects to treat any PFIC in which it invests as a "qualified electing fund" then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the qualified electing funds' annual ordinary earnings and net capital gain, even if they are not distributed to such Fund; those amounts would be subject to the distribution requirements applicable to the Fund described above. Because the election to treat a PFIC as a qualified electing fund cannot be made without the provision of certain information by the PFIC, the Fund may not be able to make such an election. If the Fund does not or cannot elect to treat such a PFIC as a "qualified electing fund," the Fund can make a "mark-to-market" election, I.E., treat the shares of the PFIC as sold on the last day of such Funds' taxable year, and thus avoid the special tax and interest charge. The gains the Fund recognizes from the mark-to-market election would be included as ordinary income in the net investment income the Fund must distribute to shareholders, notwithstanding that the Fund would receive no cash in respect of such gains. Any loss from the mark-to-market election may be recognized by the Fund to the extent of its previously reported mark-to-market gains.

Dividends of net investment income will be taxable to a U.S. shareholder as ordinary income regardless of whether such shareholder receives such dividends in additional shares or in cash. Dividends received from the Fund will be eligible for the dividends-received deduction for corporate shareholders only to the extent that the Fund's income is derived from certain dividends received from domestic corporations. Since the Fund is not likely to have a substantial portion of its assets invested in stock of domestic corporations, the amount of the Fund's dividends eligible for the corporate dividends-received deduction will be minimal. The amount of dividends qualifying for the dividends-received deduction will be designated as such in a written notice to shareholders mailed not later than 60 days after the end of the Fund's taxable year. Distributions of net long-term capital gains, if any, will be taxable as long-term capital gains regardless of whether the shareholder receives such distribution in additional shares in cash and regardless of how long the shareholder has held the Fund's shares, and will not be eligible for the dividends-received deduction for corporations. Shareholders electing to receive dividends and distributions in the form of additional shares will have a cost basis for future federal income tax purposes in each share so received equal to the net asset value of a share of the Fund on the reinvestment date.


Any dividends or capital gains distributions received by a shareholder will have the effect of reducing the net asset value of the Funds' shares by the exact amount of the dividend or capital gains distribution. If the net asset value of the shares should be reduced below a shareholder's cost as a result of a dividend or capital gains distribution, such dividend or capital gains distribution, although constituting a return of capital, will be taxable as described above. Prior to purchasing shares of the Fund, therefore, the investor should carefully consider the impact of dividends or capital gains distributions which are expected to be or have been announced.


Distributions of net investment income made to a nonresident alien individual, a nonresident alien fiduciary of a foreign estate or trust, foreign corporation or foreign partnership (a foreign shareholder) will be subject to U.S. withholding tax at a rate of 30% (or lower treaty rate), unless the dividends are effectively connected with the U.S. trade or business of the shareholder and the shareholder complies with certain filing requirements. Gains realized upon the sale or redemption of shares of the Fund by a foreign shareholder and distributions of net long-term capital gains to a foreign shareholder will generally not be subject to U.S. income tax unless the gain is effectively connected with a trade or business carried on by the shareholder within the United States. If distributions are effectively connected with a U.S. trade or business carried on by a foreign shareholder, distributions of net investment income and net long-term capital gains will be generally subject to U.S. income tax at the graduated rates applicable to U.S. citizens or domestic corporations. The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences resulting from their investment in the Fund.


Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Funds' assets to be invested in various countries is not known.


If the Fund is liable for foreign taxes, the Fund expects to meet the requirements of the Internal Revenue Code for "passing-through" to its shareholders foreign income taxes paid, but there can be no assurance that the Fund will be able to do so. Under the Internal Revenue Code, if more than 50% of the value of the Funds' total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible and may file an election with the Internal Revenue Service to "pass-through" to the Funds' shareholders the amount of foreign income taxes paid by the Fund. Pursuant to this election shareholders will be required to: (1) include in gross income (in addition to taxable dividends actually received) their pro rata share of the foreign income taxes paid by the Fund; (2) treat their pro rata share of foreign income taxes as paid by them; and (3) either deduct their pro rata share of foreign income taxes in computing their taxable income or, subject to certain limitations, use it as a foreign tax credit against U.S. income taxes. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. A shareholder that is a foreign shareholder may not be able to claim a credit or deduction against such tax for the foreign taxes treated as having been paid by such shareholder. Accordingly, a foreign shareholder may recognize additional taxable income as a result of the Fund's electing to pass through the foreign taxes to shareholders. The amount of foreign taxes for which a shareholder may claim a credit in any year will generally be subject to various limitations including a separate limitation for "passive income," which includes, among other things, dividends, interest and certain foreign currency gains.


Each shareholder will be notified within 60 days after the close of the Funds' taxable year whether the foreign income taxes paid by the Fund will "pass-through" for that year and, if so, such notification will designate (1) the shareholder's portion of the foreign income taxes paid to each such country and (2) the portion of the dividend which represents income derived from sources within each such country.

The per share dividends on Class B and Class C shares will be lower than the per share dividends on Class A or Class Z shares as a result of the higher distribution-related fee applicable to the Class B and Class C shares and lower on Class A shares in relation to Class Z shares. The per share distributions of net capital gains, if any, will be paid in the same amount for Class A, Class B, Class C and Class Z shares.


Distributions may be subject to additional state and local taxes. Shareholders are advised to consult their own tax advisers with respect to the federal, state and local tax consequences resulting from their investment in the Fund.

                             PERFORMANCE INFORMATION

AVERAGE ANNUAL TOTAL RETURN. The Fund may from time to time advertise its average annual total return. Average annual total return is determined separately for Class A, Class B, Class C and Class Z shares.

Average annual total return is computed according to the following formula:

                             P(1+T) POWER OF n = ERV

Where:    P = a hypothetical initial payment of $1000.
          T = average annual total return.
          n = number of years.
          ERV = ending redeemable value at the end of the 1, 5 or 10 year periods (or fractional portion thereof) of a hypothetical $1000 payment made at the beginning of the 1, 5 or 10 year periods.

Average annual total return takes into account any applicable initial or deferred sales charges but does not take into account any federal or state income taxes that may be payable upon redemption.


The average annual total return of the Class A shares for the one year, five year and since inception (July 24, 1992) periods ended October 31, 2002 was -8.34%, -9.91% and -2.54%, respectively, and for the Class B shares, was -8.83%, -9.95% and -2.83%, respectively, for the same periods. The average annual total return for Class C shares for the one year, five year and since inception (August 1, 1994) periods ended October 31, 2002 was -6.07%, -9.88% and -9.54%, respectively. The average annual total return for Class Z shares for the one year, five year and since inception (March 1, 1996) periods ended October 31, 2002 was -3.50%, -8.89% and -10.55%, respectively.

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS AND AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION). Average annual total return (after taxes on distributions and after taxes on distribution and redemption) take into account any applicable initial or contingent deferred sales charges and take into account federal income taxes that may be payable upon receiving distributions and following redemption. Federal income taxes are calculated using the highest marginal income tax rates in effect on the reinvestment date.

        Average annual total return (after taxes on distributions) is computed according to the following formula:


                           P(1+T) POWER OF n = ATV BASE OF D

Where:    P = a hypothetical initial payment of $1,000.
          T = average annual total return (after taxes on distributions, or after taxes on distributions and redemption, as applicable).
          n = number of years.
          ATV BASE OF D = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5- or 10-year periods (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemption.


        Average annual total return (after taxes on distributions and redemption) is computed according to the following formula:

                           P(1+T) POWER OF n = ATV BASE OF DR

Where:    P = a hypothetical initial payment of $1,000.
          T = average annual total return (after taxes on distributions, or after taxes on distributions and redemption, as applicable).
          N = number of years.
          ATV BASE OF DR = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5- or 10-year periods (or fractional portion thereof), after taxes on fund distributions and redemption.


AGGREGATE TOTAL RETURN. The Fund may also advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B, Class C and Class Z shares.

Aggregate total return represents the cumulative change in the value of an investment in the Fund and is computed according to the following formula:

                                   ERV - P
                                   -------
                                       P

Where:    P = a hypothetical initial payment of $1000.
          ERV = ending redeemable value at the end of the 1, 5 or 10 year periods (or fractional portion thereof) of a hypothetical $1000 payment made at the beginning of the 1, 5 or 10 year periods.

Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges.


The aggregate total return for Class A shares for the one year, five year and since inception (July 24, 1992) periods ended October 31, 2002 was -3.51%, -37.53% and -19.17%, respectively, and for Class B shares was -4.03%, -40.26% and -25.52%, respectively, for the same periods. The aggregate total return for Class C shares for the one year, five year and since inception (August 1, 1994) periods ended October 31, 2002 was -4.16%, -39.97% and -55.84%, respectively. The aggregate total return for Class Z shares for the one year, five year and since inception (March 1, 1996) periods ended October 31, 2002 was -3.50%, -37.22 and -52.45%, respectively.


From time to time, the performance of the Fund may be measured against various indices. Set forth below is a chart which compares the performance of different types of investments over the long-term with the rate of inflation.(1)

[CHART]

PERFORMANCE COMPARISON OF DIFFERENT TYPES OF INVESTMENTS OTHER THE LONG TERM (12/31/1926-12/31/2001)

Common Stocks              10.7%
Long-Term Gov't. Bonds      5.3%
Inflation                   3.1%


(1) Source: Ibbotson Associates' STOCKS, BONDS, BILLS AND INFLATION--2001 YEARBOOK (annually updates the work of Roger G. Ibbotson and Rex A. Sinquefield). All rights reserved. Common stock returns are based on the Standard & Poor's 500 Stock Index, a market-value weighted, unmanaged index of 500 common stocks in a variety of industry sectors. It is a commonly used indicator of broad stock price movements. This chart is for illustrative purposes only and is not intended to represent the performance of any particular investment or fund. Investors cannot invest directly in an index. Past performance is not a guarantee of future results.

                              FINANCIAL STATEMENTS

The Fund's financial statements for the fiscal year ended October 31, 2002, incorporated into this SAI by reference to the Fund's 2002 annual report to shareholders (File No. 811-6391), have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on authority of said firm as experts in auditing and accounting. You may obtain a copy of the Fund's annual report at no charge by request to the Fund by calling
(800) 225-1852, or by writing to the Fund at 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102.

                   APPENDIX I--DESCRIPTION OF SECURITY RATINGS

MOODY'S INVESTORS SERVICE

DEBT RATINGS

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than that of Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations (that is, they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Baa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

SHORT-TERM DEBT RATINGS

Moody's short-term debt ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted.

PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

- Leading market positions in well-established industries.

- High rates of return on funds employed.

- Conservative capitalization structure with moderate reliance on debt and ample protection.

- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

- Well-established access to a range of financial markets and assured sources of alternative liquidity.

PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This normally will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liability is maintained.

MIG 1: This designation denotes best quality. There is strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes high quality. Margins of protection are ample although not so large as in the proceeding group.

STANDARD & POOR'S RATINGS SERVICES


LONG-TERM ISSUE CREDIT RATINGS

AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligator's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest-rated obligations only in small degrees. The obligator's capacity to meet its financial commitment on the obligation is extremely strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligator's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet the financial commitment on the obligation.

PLUS (+) OR MINUS (-): The ratings from AA to BBB may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

COMMERCIAL PAPER RATINGS

A-1: The designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

NOTES RATINGS

An S&P notes rating reflects the liquidity factors and market risks unique to notes. Notes due in three years or less will likely receive a notes rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

- Amortization schedule--the longer the final maturity relative to other maturities the more likely it will be treated as a note.

- Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

NOTE RATING SYMBOLS ARE AS FOLLOWS:

SP-1: Strong capacity to pay principal and interest. An issue determined to posses a very strong capacity to pay debt service is given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.


FITCH RATINGS


INTERNATIONAL LONG-TERM CREDIT RATINGS

AAA: Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payments of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

SHORT-TERM DEBT RATINGS

F1: Highest credit quality. Indicates the best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

PLUS (+) OR MINUS (-): Plus and minus signs may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA long-term rating category or to short-term ratings other than F-1.

                   APPENDIX II--GENERAL INVESTMENT INFORMATION

The following terms are used in mutual fund investing.

ASSET ALLOCATION

Asset allocation is a technique for reducing risk and providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

DIVERSIFICATION

Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.

DURATION

Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, I.E., principal and interest rate payments. Duration is expressed as a measure of time in years--the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

MARKET TIMING

Market timing--buying securities when prices are low and selling them when prices are relatively higher--may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

POWER OF COMPOUNDING

Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

STANDARD DEVIATION

Standard deviation is an absolute (non-relative) measure of volatility which, for a mutual fund, depicts how widely the returns varied over a certain period of time. When a fund has a high standard deviation, its range of performance has been very wide, implying greater volatility potential. Standard deviation is only one of several measures of a fund's volatility.

                    APPENDIX III--HISTORICAL PERFORMANCE DATA

The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.

This chart shows the long-term performance of various asset classes and the rate of inflation.

[CHART]

                EACH INVESTMENT PROVIDES A DIFFERENT OPPORTUNITY

Source: Stocks, Bonds, Bills and Inflation 2001 Yearbook, Ibbotson Associates, Chicago, Illinois (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. This chart is for illustrative purposes only and is not indicative of the past, present, or future performance of any asset class or any Prudential mutual fund.

Generally, stock returns are due to capital appreciation and the reinvestment of distributions. Bond returns are attributable mainly to the reinvestment of interest. Also, stock prices are usually more volatile than bond prices over the long-term.

Small stock returns for 1926-1980 are those of stocks comprising the 5th quintile of the NYSE. Thereafter, returns are those of the Dimensional Fund Advisors (DFA) Small Company Fund. Common stock returns are based on the S&P 500 Composite index, a market-weighted, unmanaged index of 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.

Long-term government bond returns are measured using a constant one-bond portfolio with a maturity of roughly 20 years. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the U.S. Government as to the timely payment of principal and interest; equities are not. Inflation is measured by the consumer price index (CPI).

IMPACT OF INFLATION. The "real" rate of investment return is that which exceeds the rate of inflation, the percentage change in the value of consumer goods and the general cost of living. A common goal of long-term investors is to outpace the erosive impact of inflation on investment returns.

Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield bonds and world government bonds on an annual basis from 1990 through 2001. The total returns of the indices include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of the Fund or of any sector in which the Fund invests.

                                      III-1

All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. The net effect of the deduction of the operating expenses of a mutual fund on these historical total returns, including the compounded effect over time, could be substantial.

                       HISTORICAL TOTAL RETURNS OF DIFFERENT BOND MARKET SECTORS

YEAR                   1990     1991    1992    1993    1994    1995    1996    1997    1998    1999     2000     2001
------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT
TREASURY
BONDS(4)                8.5%    15.3%    7.2%   10.7%   (3.4)%  18.4%    2.7%    9.6%   10.0%   (2.56)%  13.52%    7.23%
------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT
MORTGAGE
SECURITIES(4)          10.7%    15.7%    7.0%    6.8%   (1.6)%  16.8%    5.4%    9.5%    7.0%    1.86%   11.16%    8.22%
------------------------------------------------------------------------------------------------------------------------
U.S. INVESTMENT GRADE
CORPORATE BONDS(3)      7.1%    18.5%    8.7%   12.2%   (3.9)%  22.3%    3.3%   10.2%    8.6%   (1.96)%   9.39%   10.40%
------------------------------------------------------------------------------------------------------------------------
U.S. HIGH YIELD
BONDS(4)               (9.6)%   46.2%   15.8%   17.1%   (1.0)%  19.2%   11.4%   12.8%    1.6%    2.39%   (5.86)%   5.28%
------------------------------------------------------------------------------------------------------------------------
WORLD GOVERNMENT
BONDS(5)               15.3%    16.2%    4.8%   15.1%    6.0%   19.6%    4.1%   (4.3)%   5.3%   (5.07)%  (2.63)%  (3.54)%
========================================================================================================================
DIFFERENCE BETWEEN
HIGHEST AND LOWEST     24.9%    30.9%   11.0%   10.3%    9.9%    5.5%    8.7%   17.1%    8.4%    7.46%   19.10%   13.94%
RETURNS PERCENT
------------------------------------------------------------------------------------------------------------------------

(1) LEHMAN BROTHERS TREASURY BOND INDEX is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year.

(2) LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX is an unmanaged index that includes over 600 15- and 30-year fixed-rate mortgage-backed securities of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC).

(3) LEHMAN BROTHERS CORPORATE BOND INDEX includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S. dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year.

(4) LEHMAN BROTHERS HIGH YIELD BOND INDEX is an unmanaged index comprising over 750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by Standard & Poor's or Fitch Investors Service). All bonds in the Index have maturities of at least one year.

(5) SALOMON BROTHERS WORLD GOVERNMENT INDEX (NON U.S.) includes over 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including those in Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.

                                      III-2

This chart illustrates the performance of major world stock markets for the period from December 31, 1985 through December 31, 2001. It does not represent the performance of any Prudential Mutual Fund.


[CHART]

           AVERAGE ANNUAL TOTAL RETURNS OF MAJOR WORLD STOCK MARKETS
                  (12/31/1985 - 12/31/2001) (IN U.S. DOLLARS)

Sweden          15.51%
Spain           15.26%
Hong Kong       14.96%
Netherland      14.03%
Belgium         13.78%
France          13.20%
USA             13.14%
U.K.            12.28%
Switzerland     12.21%
Europe          11.92%
Denmark         11.88%
Australia        9.54%
Germany          8.63%
Canada           8.45%
Italy            7.70%
Norway           6.82%
Austria          4.95%
Japan            3.84%


Source: Morgan Stanley Capital International (MSCI) based on data retrieved from Lipper Analytical New Application (LANA) as of December 31, 2001. Used with permission. Morgan Stanley country indices are unmanaged indices which include those stocks making up the largest two-thirds of each country's total stock market capitalization. Returns reflect the reinvestment of all distributions. This chart is for illustrative purposes only and is not indicative of the past, present or future performance of any specific investment. Investors cannot invest directly in stock indices.


                                      III-3

This chart shows the growth of a hypothetical $10,000 investment made in the stocks representing the S&P 500 Stock Index with and without reinvested dividends.

[CHART]


Source: Stocks, Bonds, Bills, and Inflation 2001 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. This chart is used for illustrative purposes only and is not intended to represent the past, present or future performance of any Prudential mutual fund. Common stock total return is based on the Standard & Poor's 500 Stock Index, a market-value-weighted index made up of 500 of the largest stocks in the U.S. based upon their stock market value. Investors cannot invest directly in indices.


                                      III-4

[CHART]

                  WORLD STOCK MARKET CAPITALIZATION BY REGION
                           WORLD TOTAL: 15.9 TRILLION

U.S.           45.4%
Europe         33.2%
Pacific Basin  18.4%
Canada          3.0%



Source: Morgan Stanley Capital International, December 31, 2001. Used with permission. This chart represents the capitalization of major world stock markets as measured by the Morgan Stanley Capital International (MSCI) World Index. The total market capitalization is based on the value of 1579 companies in 22 countries (representing approximately 60% of the aggregate market value of the stock exchanges). This chart is for illustrative purposes only and does not represent the allocation of any Prudential mutual fund.


                                      III-5

This chart below shows the historical volatility of general interest rates as measured by the long-term U.S. Treasury Bond.

[CHART]

LONG TERM U.S. TREASURY BOND YIELD IN PERCENT (1926-2001)


Source: Stocks, Bonds, Bills, and Inflation 2001 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. The chart illustrates the historical yield of the long-term U.S. Treasury Bond from 1926-2001. Yields represent that of an annually renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes and should not be construed to represent the yields of any Prudential mutual fund.


                                      III-6

PRUDENTIAL MUTUAL FUNDS

Supplement dated June 27, 2003

________________________________________________________________________________

The information in this supplement supersedes any contrary information that may be contained either in the prospectus to which this supplement relates or in the statement of additional information that corresponds to each of the Funds listed below.

Effective on or about July 1, 2003, investment products and services previously offered through Prudential Securities Incorporated are offered through Prudential Securities, a division of Wachovia Securities, LLC. Other than with respect to historical data, any reference to Prudential Securities or Prudential Securities Incorporated in this material is a reference to the Prudential Securities Division of Wachovia Securities, LLC. Wachovia Securities, LLC is owned, indirectly through subsidiaries, 38 percent by Prudential Financial, Inc. and 62 percent by Wachovia Corporation. Prudential, Pru and Rock logo marks are owned by The Prudential Insurance Company of America and are used herein under license.

FUND NAME                                               DATE OF PROSPECTUS/SAI
Prudential California Municipal Fund                    October 24, 2002
        California Income Series
        California Money Market Series
        California Series
Cash Accumulation Trust                                 November 25, 2002
        Liquid Assets Fund
        National Money Market Fund
COMMAND Government Fund                                 October 21, 2002
COMMAND Money Fund                                      October 21, 2002
COMMAND Tax-Free Fund                                   October 21, 2002
Prudential Core Investment Fund                         March 26, 2003
Prudential Equity Fund, Inc.                            February 28, 2003
Prudential Europe Growth Fund, Inc.                     June 26, 2002
Prudential Global Total Return Fund, Inc.               February 28, 2003
Prudential Government Income Fund, Inc.                 May 1, 2003
Prudential Government Securities Trust                  January 31, 2003
        Money Market Series
        U.S. Treasury Money Market Series
Prudential High Yield Fund, Inc.                        February 28, 2003
Prudential Institutional Liquidity Portfolio, Inc.      May 28, 2003
Prudential Index Series Fund
        Prudential Stock Index Fund                     November 27, 2002
The Prudential Investment Portfolios, Inc.
        Prudential Active Balanced Fund                 November 27, 2002
        Prudential Jennison Growth Fund                 November 27, 2002
        Prudential Jennison Equity Opportunity Fund     November 27, 2002
Prudential MoneyMart Assets, Inc.                       February 27, 2003
Prudential Municipal Bond Fund                          June 28, 2002
        High Income Series
        Insured Series
Prudential Municipal Series Fund                        October 24, 2002
Florida Series
New Jersey Money Market Series
New Jersey Series


New York Money Market Series
New York Series
Pennsylvania Series
Prudential National Municipals Fund, Inc.               February 28, 2003
Prudential Natural Resources Fund, Inc.                 July 30, 2002
Prudential Pacific Growth Fund, Inc.                    December 30, 2002
Prudential Real Estate Securities Fund                  May 28, 2003
Prudential Sector Funds, Inc.
        Prudential Financial Services Fund              January 29, 2003
        Prudential Health Sciences Fund                 January 29, 2003
        Prudential Technology Fund                      January 29, 2003
        Prudential Utility Fund                         January 29, 2003
Prudential Short-Term Bond Fund, Inc.                   February 19, 2003
        Prudential Short-Term Corporate Bond Fund
        Dryden Ultra Short Bond Fund
Prudential Small Company Fund, Inc.                     November 27, 2002
Special Money Market Fund, Inc.                         August 27, 2002
Prudential Tax-Free Money Fund, Inc.                    February 27, 2003
Prudential Tax-Managed Small-Cap Fund, Inc.             December 30, 2002
Prudential Tax-Managed Funds                            December 30, 2002
        Prudential Tax-Managed Equity Fund
Prudential Total Return Bond Fund, Inc.                 February 28, 2003
Prudential 20/20 Focus Fund                             March 28, 2003
Prudential U.S. Emerging Growth Fund, Inc.              December 30, 2002
Prudential Value Fund                                   December 30, 2002
Prudential World Fund, Inc.                             December 30, 2002
        Prudential Global Growth Fund
        Prudential Jennison International Growth Fund
        Prudential International Value Fund
The Prudential Series Fund, Inc.                        May 1, 2003

MF2003C5

                            PRUDENTIAL MUTUAL FUNDS
--------------------------------------------------------------------------------

                         Supplement dated June 4, 2003

   The following information supplements the sections of the Prospectus, for each of the funds listed below, entitled 'Risk/Return Summary--Fees and Expenses,' 'How to Buy, Sell and Exchange Shares of the Fund--How to Buy Shares--Step 2: Choose a Share Class,' 'How to Buy, Sell and Exchange Shares of the Fund--Reducing or Waiving Class A's Initial Sales Charge,' 'How to Buy, Sell and Exchange Shares of the Fund--Waiving Class C's Initial Sales Charge,' 'How to Buy, Sell and Exchange Shares of the Fund--How to Sell Your Shares--Contingent Deferred Sales Charges (CDSC),' 'How to Buy, Sell and Exchange Shares of the Fund--How to Sell Your Shares--Contingent Deferred Sales Charges (CDSC)--Waiver of the CDSC--Class A Shares.' The following information also supplements applicable subsections of the section of the Statement of Additional Information (SAI), for each of the funds listed below, entitled 'Purchase, Redemption and Pricing of Fund Shares':

        Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a CDSC of 1%. This charge, however, is waived for all such Class A shareholders except for those who purchased their shares through certain broker-dealers that are not affiliated with Prudential Financial, Inc. (Prudential).

        Investors who purchase Class C shares through certain unaffiliated brokers may purchase Class C shares without paying the 1% initial sales charge.

   Listed below are the names of the Prudential mutual funds and the dates of the Prospectuses and SAIs to which this Supplement relates.

Name of Fund                                                            Prospectus and SAI Date
---------------------------------------------------------------------   ------------------------
Prudential Europe Growth Fund, Inc.                                     June 26, 2002
Prudential Natural Resources Fund, Inc.                                 July 30, 2002
Prudential Municipal Bond Fund
   High Income Series                                                   June 28, 2002
   Insured Series                                                       June 28, 2002
Prudential California Municipal Fund
   California Series                                                    October 24, 2002
   California Money Market Series                                       October 24, 2002
   California Income Series                                             October 24, 2002
Prudential Municipal Series Fund
   Florida Series                                                       October 24, 2002
   New Jersey Series                                                    October 24, 2002
   New Jersey Money Market Series                                       October 24, 2002
   New York Series                                                      October 24, 2002
   New York Money Market Series                                         October 24, 2002
   Pennsylvania Series                                                  October 24, 2002

MF2003C7~

ANNUAL REPORT
OCTOBER 31, 2002

Prudential
Global Growth Fund

FUND TYPE
Global stock

OBJECTIVE
Long-term growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.


Prudential Financial is a service mark of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

(LOGO) Prudential Financial

Prudential World Fund, Inc.     Prudential Global Growth Fund

Performance at a Glance

INVESTMENT GOALS AND STYLE
The Prudential Global Growth Fund's (the Fund) investment objective is long-term growth of capital. The Fund invests primarily in U.S. and foreign stocks, seeking to provide long-term growth of capital. We study cultural, social, and demographic forces looking for growth industries. We try to buy stocks of strong companies in these industries when we believe their earnings growth potential has not been fully priced by local stock markets. Because it invests globally, the Fund is subject to the special risks associated with foreign investments, including currency, political and social risks, and potential illiquidity. There can be no assurance that the Fund will achieve its investment objective.

Geographic Concentration

Expressed as a percentage of
net assets as of 10/31/02
     44.3%  United States
     21.3   Continental Europe
     12.4   United Kingdom
      9.7   Pacific Basin (ex-Japan)
      8.1   Japan
      1.7   Mexico
      2.5   Cash & Equivalents

Geographic concentration is subject
to change.

Ten Largest Holdings

Expressed as a percentage of
net assets as of 10/31/02
     2.9%    USA Interactive, Inc.
             Internet & Catalog Retail
     2.7     TotalFinaElf SA, Ser. B.
             Oil & Gas
     2.6     Citigroup, Inc.
             Diversified Financials
     2.4     Exel PLC
             Air Freight & Couriers
     2.3     Nissan Motor Co., Ltd.
             Automobiles
     2.2     Vodafone Group PLC
             Wireless Communications Services
     2.1     Royal Bank of Scotland Group PLC
             Banks
     2.1     Smith International, Inc.
             Energy Equipment & Services
     2.1     CRA, Ltd.
             Metals & Mining
     2.1     Porsche AG
             Automobiles

Holdings are subject to change.

                                  www.prudential.com  (800) 225-1852

Annual Report     October 31, 2002

Cumulative Total Returns(1)     As of 10/31/02

                                                            Since
                        One Year  Five Years  Ten Years  Inception(2)
Class A                 -16.52%     -8.34%      90.24%      79.46%
Class B                 -17.10     -11.40       77.84      341.16
Class C                 -17.26     -11.57         N/A       19.73
Class Z                 -16.50      -7.27         N/A       12.95
MSCI World Index(3)     -14.85      -7.69       87.65         ***
Lipper Global
 Funds Avg.(4)          -13.92      -2.28       94.85        ****


Average Annual Total Returns(1)     As of 9/30/02

                                                             Since
                       One Year   Five Years   Ten Years  Inception(2)
Class A                 -23.59%     -6.12%       5.28%       3.56%
Class B                 -24.09      -5.90        5.10        7.97
Class C                 -21.61      -6.00         N/A        1.00
Class Z                 -19.40      -4.93         N/A        0.48

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. (1)Source:
Prudential Investments LLC and Lipper Inc. The cumulative total returns do not take into account applicable sales charges. The average annual total returns do take into account applicable sales charges. Without the distribution and service (12b-1) fee waiver for Class A shares, the returns would have been lower. The Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for shares redeemed within 18 months of purchase. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. The cumulative and average annual total returns in the tables above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.
(2)Inception dates: Class A, 1/22/90; Class B, 5/15/84; Class C, 8/1/94; and Class Z, 3/1/96. (3)The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, weighted index of performance of approximately 1,500 securities listed on stock exchanges of Australia, Canada, Europe, the Far East, and the United States. (4)The Lipper Average is unmanaged, and is based on the average return for all funds in each share class for the one-year, five-year, ten-year, and since inception periods in the Lipper Global Funds category. Funds in the Lipper Global Funds Average invest at least 25% of their portfolios in securities traded outside the United States and may own U.S.
securities as well. Investors cannot invest directly in an index. The returns for the MSCI World Index and Lipper Average would be lower if they included the effect of sales charges, operating expenses, or taxes. ***MSCI World Index Since Inception returns are 78.61% for
Class A, 520.91% for Class B, 41.49% for Class C, and 15.01% for Class
Z. ****Lipper Average Since Inception returns are 116.79% for Class A, 617.55% for Class B, 51.26% for Class C, and 24.05% for Class Z.

(LOGO) Prudential Financial            December 10, 2002

DEAR SHAREHOLDER,
The 12-month period ended October 31, 2002 was disappointing for stock investors. At the beginning of the period in the wake of the terrorist attacks, investors were optimistic as interest-rate reductions in the United States and Europe spurred hopes that the global economy would recover quickly. Signs of greater economic activity encouraged that optimism, and growth stocks performed well. Soon, however, a series of bankruptcies, indictments, earnings disappointments, conflicting economic signs, and the possibility of war with Iraq threw the stock markets into a steep and broadening decline.

The other developed markets of the world held up slightly better than the U.S. market, but all of the major markets suffered substantial losses. The Fund trailed the MSCI World Index and the Lipper Global Funds Average, a measure of its peers' performance, but the margin was small in comparison to the market decline. On the following pages, the Fund's investment adviser describes its strategy and the consequences in this difficult market.

The past two and a half years have been challenging for equity investors. We encourage you to talk with your financial professional about the impact of recent events on your investment plan. We appreciate your continued confidence in Prudential mutual funds through these trying times.


Sincerely,



David R. Odenath, Jr., President
Prudential World Fund, Inc./Prudential Global Growth Fund

Prudential World Fund, Inc.     Prudential Global Growth Fund

Annual Report     October 31, 2002

INVESTMENT ADVISER'S REPORT

OVERVIEW OF THE INVESTING ENVIRONMENT
As the reporting period began, stock prices were rising. Quick intervention by the Federal Reserve (the Fed) and the U.S. government in the form of monetary stimulus and promises of new spending convinced many investors that the terrorist attacks of September 11, 2001 would do no lasting harm to the U.S. economy and that the global economy's recovery was imminent. The Fund reported a solidly positive return half way through its fiscal year. As the Fund's reporting period progressed, the equity markets were overwhelmed by poor earnings reports, a string of corporate financial scandals, and geopolitical uncertainty. Although most companies in the Fund's portfolio met or exceeded analysts' earnings expectations, their share prices fell in the global share price decline, rebounding slightly in October.

CONSUMER SPENDING REMAINED STRONG
Consumer spending remained strong as lower interest rates unleashed a surge of mortgage refinancing that often put cash in consumers' hands as well as reduced their mortgage payments. Sales incentives in the auto industry kept car sales high. Air travel declined after the terrorist attacks in September 2001, leaving consumers with more to spend on durable goods such as housing and electronics.

Our consumer-oriented stocks performed well. USA Interactive (United States, see Comments on Largest Holdings) sold the bulk of its media assets at a very high price to Vivendi Universal, transforming itself into a cash-rich, leisure-related e-commerce holding company with subsidiaries that include Expedia, TicketMaster, and Hotels.com. The electronic access these companies offer is taking substantial business from their traditional rivals. We believe they can increase their earnings by gaining market share even in a low-growth environment.

Prudential World Fund, Inc.     Prudential Global Growth Fund

Annual Report     October 31, 2002

Luxury goods company Coach (United States) performed admirably, having successfully overhauled its product line to make it more appealing to the fashion-conscious. We added a position in Porsche (Germany) during this period. We think Porsche's substantial gain was due to its luxury brand niche. It is magnifying the advantage of its brand by introducing the Cayenne sports utility vehicle (SUV). Nissan Motor's turnaround after Renault (which owns 44% of Nissan) installed a new president also added to return. Over the years we have seen specialty retailers take market share away from department stores. Our position in Bed Bath & Beyond (United States) benefited from this trend and the strong housing market throughout the year.

Not all of our consumer-related holdings performed well. For example, Nintendo (Japan) fared poorly. This year, the intense competition with Sony and Microsoft in the gaming system market has kept prices down. A projected downturn in consumer spending also pulled down profit forecasts. Nintendo's strong balance sheet--net cash equal to about half of its market capitalization--indicates that it has the resources to survive and grow. It is in a business that is growing rapidly and where the costs of production are very low. Once game development costs are recovered, profitability is expected to rise rapidly. Recent installation of new top management may produce positive changes as well.

Comcast (United States) is a cable company with strong revenue and earnings growth, but like some other firms in its industry, it took on a lot of debt to expand, and its founding family owns a large stake. Superficially, this profile was similar to the troubled U.S. cable company Adelphia. We believe Comcast's shares fell because of guilt by association, and we continue to hold a position in the company.

WE BENEFITED FROM UNDERWEIGHTING FINANCIALS
The financial sector, which makes up more than a fifth of the MSCI World Index, was pulled down by the poor global equity markets and unusually high insurance claims. Although we had below-Index exposure to this sector,
                                  www.prudential.com  (800) 225-1852

some of our positions had a significant impact. ING Groep
(Netherlands) and Munich Reinsurance (Germany) were hurt when their investment portfolios suffered from the steep stock market decline. Citigroup (United States, see Comments on Largest Holdings) faced uncertainty about liabilities related to its investment banking activities. Orix (Japan), a large financial services company, had expanded its business model from primarily leasing to making direct loans to consumers and small businesses. It was well regarded by international investors, but domestic investors left the stock because it became expensive relative to other Japanese stocks. There was no change in its business fundamentals, but its share price dropped sharply.

We had gains on several financial firms not exposed to these problems, including Banco Popular Espanol (Spain), RAS Riunione Adriatica di
Sicurta (Italy), Commonwealth Bank of Australia, and Banco Santander
Central Hispano (Spain). Nonetheless, we further reduced our position in the financial sector, eliminating our exposures to Munich Reinsurance and Orix. We expect a low-inflation environment over the next year that is likely to discourage borrowing.

OUR HEALTHCARE AND MATERIALS RESULTS WERE MIXED
Although the healthcare sector has excellent growth prospects fueled by new genetic research methods, information technology applications, and the increasing needs of an aging baby boom generation, this period was shadowed by several adverse Food and Drug Administration (FDA) rulings. The FDA created the impression that new drug approvals would be more difficult to get in the future, so research-related healthcare stocks had a poor year. A new commissioner appointed late in the period may change perceptions about the FDA. Our Wyeth (United States) position also was affected by publicity about a small additional risk from hormone therapy that sharply reduced sales of its Premarin products. In contrast, the Fund had gains on its positions in Pharmacia (United States), which agreed to be acquired by Pfizer (United States), and on the biotechnology company Amgen (United States).

Prudential World Fund, Inc.     Prudential Global Growth Fund

Annual Report     October 31, 2002

We found some compelling values in the materials sector. Unlike their behavior in previous recessions, many materials companies held down production and cut costs when demand slowed. We believe they are positioned now to increase profits when the global economy picks up. However, their shares were inexpensive because of the recession and slow economic recovery. We made several opportunistic purchases in the sector, including Rio Tinto (United Kingdom) and International Paper (United States). We sold our holding in Rio Tinto at a profit. During this period, the mining company B.H.P. Billiton (Australia) made the largest positive contribution, and the paper companies made an offsetting detraction. Overall, the sector had a negligible impact on return.

WE HAD GAINS ON ENERGY
Our two largest energy holdings were TotalFinaElf (France, see Comments on Largest Holdings) and the oil services company Smith International (United States). Both are benefiting from the rising interest in energy supplies that would be independent of events in the Middle East. We believe TotalFinaElf is one of the highest-quality diversified oil and gas companies in the world, with strong reserves in West Africa. Its shares held even over the reporting period, a considerably above-market return. Smith International made a positive contribution to return.

TELECOM AND TECHNOLOGY WERE MORIBUND
At the beginning of the Fund's fiscal year, our portfolio was positioned for the broad-based economic recovery we expected in 2002. Vodafone Group (United Kingdom), the largest wireless services supplier in the world, was among the Fund's largest holdings. As the introduction of new services, including color multimedia screens and Internet access, was delayed, Vodafone's shares continued to decline. However, some new technologies are now being introduced in Europe, and we believe Vodafone is well positioned to survive the downturn and lead the upturn. We also held positions in telecommunications companies with dominant shares in smaller
                                  www.prudential.com  (800) 225-1852

markets--China Mobile (China), Telecom Italia (Italy), and Telefonos de Mexico (Mexico)--which had positive or above-average returns over the period. Our holdings in the telecommunications services sector, although they declined considerably, substantially outperformed the corresponding sector of the MSCI World Index.

We began the fiscal year with a slight overweight in technology compared with the Index. As evidence of a recovery in business spending failed to materialize, we trimmed our technology positions to a small underweight. Slower sales at a time when hardware and software manufacturers had excess capacity led to widespread discounting of technology goods. In addition, many firms cut information technology spending while they focused on integrating equipment they had bought during the boom years. Maxim Integrated Products (United States) and Taiwan Semiconductor Manufacturing (Taiwan) were among the larger detractors from return. Maxim uses proprietary technology for chips that convert analog signals to digital. We expect companies that make such special-purpose chips to lead the semiconductor industry's recovery, when it comes, as they have led past recoveries. Taiwan Semiconductor is among the most efficient foundries (chip factories) in the world.

IT WAS A BAD YEAR FOR COMPLICATED COMPANIES
The conglomerate Tyco International grew through numerous acquisitions, resulting in complicated financial reports. In the sensitive environment after Enron Corporation's much publicized bankruptcy, reporting and corporate governance issues arose about Tyco, and investors began to mistrust any large company with a similarly complicated history. As Tyco's accounting issues continued to trickle out, they exacerbated investors' concern about difficult financial statements.

The Fund had a position in Tyco because we were impressed by what appeared to be the quality of some of its major subsidiaries, such as

Prudential World Fund, Inc.     Prudential Global Growth Fund

Annual Report     October 31, 2002

security and medical services. We sold the position at a small loss when early warning signs began to appear, avoiding most of its decline. However, several of the Fund's other holdings, including ING Groep, Citigroup (United States), and General Electric (United
States), also had grown through a long series of acquisitions and were hurt by the suspicious climate.

Omnicom Group (United States), the world's third largest advertising conglomerate, was a large detractor from return. It was accused of employing questionable accounting practices to sustain reported earnings in a poor advertising environment. Omnicom's fuller financial disclosure and a clean, independent audit appear to have put investors' fears to rest--its share price bottomed on June 27, 2002. The recent expansion of the company's credit lines by its banks has also helped its price recovery. We continue to hold Omnicom, although our position is smaller than before.

The media conglomerate AOL Time Warner, another large firm created by a series of mergers and acquisitions, had problems that appeared to be related to integrating its parts. Then accounting issues that affected the earnings AOL reported before its acquisition of Time Warner raised further questions about how profitable the corporation could be. We sold our position, but not before it became the largest single detractor from return.

LOOKING AHEAD
Though October saw a broad-based rally in the major equity markets (except Japan), we have not seen any material changes to economic trends. The United States and Europe are continuing to experience sluggish growth. Lackluster demand from the West is hurting the export-driven Southeast Asian economies. Although growth is sluggish, we believe a recovery is under way, albeit one that is very different from the torrent of pent-up consumer demand in a typical business cycle. We believe the recovery will be gradual, with inflation staying close to zero over its course. Muted inflation can be a
                                  www.prudential.com  (800) 225-1852

double-edged sword. On one hand it protects the real value of assets-- physical, financial, and intellectual. On the other it robs corporations of pricing power for their products, resulting in diminished revenue growth and narrow profit margins.

In this environment, companies will be able to make significant revenue and profit gains only by expanding the number of units that they sell. This is easiest to do in emerging economies. In mature economies like the United States and Europe, growth must come either from having unique and desirable products or services or from winning market share from competitors. As a result, we have focused the Fund's portfolio more closely on market share leaders, as well as on specific areas like discount retailing or Internet commerce that we think have superior potential. In addition, we have increased our exposure to emerging Asian economies. We've done this directly through Hong Kong-based owners of Chinese assets like container terminal operator Cosco Pacific. We've also done it indirectly through suppliers of industrial raw materials to the region, such as Rio Tinto Limited and BHP Billiton, as well as through investments in China's major Pacific trading partners, such as Korea.

For the moment, we see no need to have significant exposure to providers of large capital projects to business. But we are monitoring this area closely since we think that business profits are on the rise again. Business spending is one area where we can see pent-up demand driving a short-term increase in spending at some point, but not until cost cutting abates and corporate revenues begin to expand once more.

Prudential Global Growth Fund Management Team

Prudential World Fund, Inc.     Prudential Global Growth Fund

Holdings expressed as a percentage of the Fund's net assets

Comments on Largest Holdings  As of 10/31/02

2.9%  USA Interactive, Inc./Internet & Catalog Retail
      USA Interactive has large ownership stakes in Home Shopping
      Network, Ticketmaster, Expedia, and the CitySearch online guides, as well as other Internet-based businesses. In May 2002, it sold its cable properties to Vivendi Universal, tightening its focus on Internet sales. It is growing by acquiring other online commerce enterprises. We expect strong growth in online commerce, specifically travel, ticketing, and shopping.

2.7%  TotalFinaElf SA, Ser. B/Oil & Gas
      France's largest oil company, TotalFinaElf trades and transports both crude oil and finished products in more than 100 countries, and operates 20,000 service stations primarily in Europe and Africa. Cost savings from the Elf merger have been achieved earlier than expected, and more are anticipated. Its shares are the lowest priced of the major oil companies, while its profit growth prospects are above average.

2.6%  Citigroup, Inc./Diversified Financials
      Citigroup is the leading financial services company in the United States. The firm is widely diversified, and its individual components-- the product of a long series of mergers and acquisitions--have been well integrated. It is among a small number of dominant global investment banks.

2.4%  Exel PLC/Air Freight & Couriers
      Exel, a U.K. company, is a world leader in freight (logistics).
      Its prospects are linked to the growth of world trade. It is very good at arranging flexible flows of materials into and out of a production process, and many firms outsource their logistics management to Exel.

2.3%  Nissan Motor Co., Ltd./Automobiles
      Nissan Motor, a global automobile company, is in the second phase of one of the more successful turnarounds in Japan. The first phase was controlling costs. It is using some of its now solid cash flow to reduce debt. The second phase is increasing revenue growth by introducing new models, 10 of which are expected in the next 12 months. The first models from its new design team won excellent reviews, and their sales are taking market share. We expect further growth in revenues and profits.

      Holdings are subject to change.

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Portfolio of Investments as of October 31, 2002

Shares       Description                                          Value (Note 1)
----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  97.5%
Common Stocks  95.4%
-------------------------------------------------------------------------------------
Australia  3.7%
 1,011,331   BHP Billition Ltd.                                   $      5,439,117
   395,615   CRA, Ltd.(a)                                                7,015,439
                                                                  ----------------
                                                                        12,454,556
-------------------------------------------------------------------------------------
Denmark  0.8%
    61,500   Carlsberg A/S, Class B                                      2,884,691
-------------------------------------------------------------------------------------
Finland  1.6%
   311,860   Nokia Oyj                                                   5,296,603
-------------------------------------------------------------------------------------
France  5.4%
   234,147   Air France                                                  2,747,771
   210,500   Credit Agricole SA                                          3,443,783
   161,300   Thomson Multimedia(a)                                       2,972,723
    66,313   TotalFinaElf SA, Ser. B                                     9,134,809
                                                                  ----------------
                                                                        18,299,086
-------------------------------------------------------------------------------------
Germany  1.5%
   139,920   Deutsche Boerse AG                                          5,047,922
-------------------------------------------------------------------------------------
Hong Kong  3.5%
   331,500   BYD Co., Ltd.(a)                                              677,953
 5,591,100   China Merchants Holdings                                    3,871,206
 6,508,000   Cosco Pacific, Ltd.                                         5,215,342
 2,280,000   Li & Fung, Ltd.                                             2,251,027
                                                                  ----------------
                                                                        12,015,528
-------------------------------------------------------------------------------------
Italy  4.3%
   493,963   Riunione Adriatica di Sicurta SpA(b)                        6,153,876
   750,600   Telecom Italia SpA(b)                                       5,961,514
    81,247   Tod's SpA                                                   2,474,955
                                                                  ----------------
                                                                        14,590,345

    See Notes to Financial Statements                                     11

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Portfolio of Investments as of October 31, 2002 Cont'd.

Shares       Description                                          Value (Note 1)
----------------------------------------------------------------------------------------
Japan  8.1%
 1,103,000   Mitsubishi Corp.                                     $      6,887,779
    37,700   Nintendo Co., Ltd.                                          3,631,329
    19,540   Nippon Television Network Corp.                             3,174,095
   997,100   Nissan Motor Co., Ltd.                                      7,658,974
    36,400   Oriental Land Co., Ltd.                                     2,091,782
   136,300   Sohgo Security Services Co., Ltd.                           1,821,322
   752,700   Tokyo Gas Co., Ltd.                                         2,199,618
                                                                  ----------------
                                                                        27,464,899
-------------------------------------------------------------------------------------
Mexico  1.7%
 7,540,600   Grupo Financiero BBVA Bancomer, SA de CV, Ser.
              B(a)                                                       5,942,909
-------------------------------------------------------------------------------------
Netherlands  1.6%
    44,000   Heineken NV                                                 1,767,793
   219,500   ING Groep NV                                                3,671,452
                                                                  ----------------
                                                                         5,439,245
-------------------------------------------------------------------------------------
South Korea  0.9%
    10,600   Samsung Electronics Co., Ltd.                               3,001,327
-------------------------------------------------------------------------------------
Spain  3.0%
   152,541   Banco Popular Espanol SA                                    6,531,997
   396,924   Telefonica SA(a)(b)                                         3,765,707
                                                                  ----------------
                                                                        10,297,704
-------------------------------------------------------------------------------------
Switzerland  1.0%
     6,282   Serono SA                                                   3,506,573
-------------------------------------------------------------------------------------
Taiwan  1.6%
 4,205,000   Taiwan Semiconductor Manufacturing Co., Ltd.(a)             5,626,201
-------------------------------------------------------------------------------------
United Kingdom  12.4%
   743,720   Brambles Industries, Ltd.                                   2,443,454
   433,900   Bunzl PLC                                                   3,088,706
   795,999   Exel PLC                                                    8,181,885
 1,006,369   GKN PLC                                                     3,487,438
   488,500   Michael Page International PLC                                886,539

    12                                     See Notes to Financial Statements

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Portfolio of Investments as of October 31, 2002 Cont'd.

Shares       Description                                          Value (Note 1)
----------------------------------------------------------------------------------------
   305,200   Royal Bank Scotland Group PLC                        $      7,181,379
 2,735,700   Signet Group PLC                                            3,809,201
 1,330,600   Tesco PLC                                                   4,127,016
 4,721,576   Vodafone Group PLC                                          7,590,044
   382,400   William Hill PLC                                            1,293,747
                                                                  ----------------
                                                                        42,089,409
-------------------------------------------------------------------------------------
United States  44.3%
    36,500   American International Group, Inc.                          2,283,075
   141,900   Amgen, Inc.(a)                                              6,606,864
   181,300   Applied Materials, Inc.(a)                                  2,724,939
    68,900   Baxter International, Inc.                                  1,723,878
   146,900   Bed Bath & Beyond, Inc.(a)                                  5,209,074
   143,300   BJ Services Co.(a)                                          4,346,289
   110,900   Boise Cascade Corp.                                         2,638,311
   150,360   Charter One Financial, Inc.                                 4,552,901
   268,600   Cisco Systems, Inc.(a)                                      3,002,948
   235,783   Citigroup, Inc.                                             8,712,182
   160,700   Coach, Inc.(a)                                              4,780,825
   169,000   Comcast Corp.(a)(b)                                         3,888,690
    51,900   Everest Re Group, Ltd.                                      3,011,238
    54,000   Expedia, Inc., Class A(a)(b)                                3,653,640
    77,400   Goldman Sachs Group, Inc.(b)                                5,541,840
    42,100   Hotels.com, Class A(a)(b)                                   2,624,514
   135,900   International Paper Co.                                     4,746,987
   118,800   MedImmune, Inc.(a)                                          3,035,340
   125,300   Microsoft Corp.(a)                                          6,699,791
    67,700   Omnicom Group, Inc.                                         3,901,551
   141,100   Pfizer, Inc.                                                4,482,747
   149,000   Pharmacia Corp.                                             6,407,000
   172,100   Silicon Laboratories, Inc.(a)(b)                            3,664,009
   229,100   Smith International, Inc.(a)                                7,161,666
   114,200   Starbucks Corp.(a)                                          2,722,528
   196,700   Target Corp.                                                5,924,604
   200,400   Telefonos de Mexico SA de CV, Ser. L, (ADR)(b)              6,112,200
   222,400   Texas Instruments, Inc.                                     3,527,264
   119,600   Univision Communications, Inc., Class A(a)                  3,098,836

    See Notes to Financial Statements                                     13

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Portfolio of Investments as of October 31, 2002 Cont'd.

Shares       Description                                          Value (Note 1)
----------------------------------------------------------------------------------------
   388,050   USA Interactive, Inc.(a)(b)                          $      9,833,187
    38,300   Viacom, Inc., Class B(a)(b)                                 1,708,563
    94,800   Wal-Mart Stores, Inc.                                       5,076,540
    81,700   Weatherford International, Ltd.(a)                          3,271,268
   107,800   Wyeth                                                       3,611,300
                                                                  ----------------
                                                                       150,286,589
                                                                  ----------------
             Total common stocks (cost $327,762,975)                   324,243,587
                                                                  ----------------
Preferred Stock  2.1%
-------------------------------------------------------------------------------------
Germany
    14,542   Porsche AG (cost $6,096,446)                                6,977,367
                                                                  ----------------
             Total long-term investments (cost $333,859,421)           331,220,954
                                                                  ----------------
SHORT-TERM INVESTMENTS  13.0%
Principal
Amount
(000)
----------------------------------------------------------------------------------
Commercial Paper  0.9%
$    3,000   Elsevier Finance SA(c)
              1.98%, 11/26/02
              (cost $2,995,875)                                          2,995,875
Shares
(000)
----------------------------------------------------------------------------------
Mutual Fund  12.1%
    41,092   Prudential Core Investment Fund - Taxable Money
              Market Series(c)
              (cost $41,092,125)                                        41,092,125
                                                                  ----------------
             Total short-term investments (cost $44,088,000)            44,088,000
                                                                  ----------------
             Total Investments  110.5%
              (cost $377,947,421; Note 5)                              375,308,954
             Liabilities in excess of other assets  (10.5%)            (35,595,515)
                                                                  ----------------
             Net Assets 100%                                      $    339,713,439
                                                                  ----------------
                                                                  ----------------

    14                                     See Notes to Financial Statements

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Portfolio of Investments as of October 31, 2002 Cont'd.

(a) Non-income producing security.
(b) Security or portion thereof on loan, see Note 4.
(c) Represents security, or portion thereof, purchased with cash collateral received for securities on loan.
The following abbreviations are used in portfolio descriptions:
ADR--American Depositary Receipt.
AG--Aktiengesellschaft (German Stock Company).
A/S--Aktieselskap (Danish Stock Company).
NV--Naamloze Vennootschap (Dutch Corporation).
Oyj--Osakehtio (Finnish Corporation).
PLC--Public Limited Company (British Corporation).
SA--Sociedad Anonime (Spanish Corporation) or Societe Anonyme (French Corporation).
SpA--Societe per Azione (Italian Corporation).

    See Notes to Financial Statements                                     15

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Portfolio of Investments as of October 31, 2002 Cont'd.

The industry classification of portfolio holdings and other assets (net) shown as a percentage of net assets as of October 31, 2002 was as follows:

Cash and Other Equivalents                                                13.0%
Banks                                                                      8.1
Diversified Financials                                                     6.8
Semiconductor Equipment & Products                                         5.5
Diversified Telecommunication Services                                     4.7
Media                                                                      4.6
Energy Equipment & Services                                                4.4
Automobiles                                                                4.3
Pharmaceuticals                                                            4.3
Biotechnology                                                              3.9
Metals & Mining                                                            3.7
Insurance                                                                  3.4
Multiline Retail                                                           3.2
Internet & Catalog Retail                                                  2.9
Oil & Gas                                                                  2.7
Specialty Retail                                                           2.7
Air Freight & Couriers                                                     2.4
Commercial Services & Supplies                                             2.4
Communications Equipment                                                   2.4
Paper & Forest Products                                                    2.2
Wireless Telecommunication Services                                        2.2
Textiles & Apparel                                                         2.1
Software                                                                   2.0
Trading Companies & Distributors                                           2.0
Household Durables                                                         1.9
Internet Software & Services                                               1.9
Hotels, Restaurants & Leisure                                              1.8
Transportation Infrastructure                                              1.5
Beverages                                                                  1.4
Industrial Conglomerates                                                   1.3
Food & Drug Retailing                                                      1.2
Auto Components                                                            1.0
Airlines                                                                   0.8
Distribution/Wholesale                                                     0.7
Gas Utilities                                                              0.6
Healthcare Equipment & Supplies                                            0.5
                                                                         -----
                                                                         110.5
Liabilities in excess of other assets                                    (10.5)
                                                                         -----
                                                                         100.0%
                                                                         -----
                                                                         -----

    16                                     See Notes to Financial Statements

                       This page intentionally left blank

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Statement of Assets and Liabilities

                                                                  October 31, 2002
----------------------------------------------------------------------------------------
ASSETS
Investments at value, including collateral for securities on
   loan of $42,344,880 (cost $377,947,421)                         $  375,308,954
Foreign currency, at value (cost $7,386,822)                            7,439,345
Receivable for investments sold                                         5,030,288
Receivable for Series shares sold                                         263,019
Dividends and interest receivable                                         243,715
Foreign tax reclaim receivable                                            199,201
Receivable for securities lending income                                   55,032
Other assets                                                               13,680
                                                                  ----------------
      Total assets                                                    388,553,234
                                                                  ----------------
LIABILITIES
Payable to custodian                                                       79,823
Payable to broker for collateral for securities on loan                42,344,880
Payable for Series shares reacquired                                    2,998,852
Payable for investments purchased                                       2,667,550
Accrued expenses                                                          382,519
Management fee payable                                                    209,810
Distribution fee payable                                                   95,671
Securities lending rebate payable                                          39,164
Withholding taxes payable                                                  21,526
                                                                  ----------------
      Total liabilities                                                48,839,795
                                                                  ----------------
NET ASSETS                                                         $  339,713,439
                                                                  ----------------
                                                                  ----------------
Net assets were comprised of:
   Common stock, at par                                            $      340,381
   Paid-in capital in excess of par                                   512,414,402
                                                                  ----------------
                                                                      512,754,783
   Accumulated net realized loss on investments and foreign
      currency transactions                                          (170,447,364)
   Net unrealized depreciation on investments and foreign
      currencies                                                       (2,593,980)
                                                                  ----------------
Net assets, October 31, 2002                                       $  339,713,439
                                                                  ----------------
                                                                  ----------------

    18                                     See Notes to Financial Statements

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Statement of Assets and Liabilities Cont'd.

                                                                  October 31, 2002
----------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share ($223,191,485
      / 21,867,516 shares of common stock issued and
      outstanding)                                                         $10.21
   Maximum sales charge (5% of offering price)                                .54
                                                                  ----------------
   Maximum offering price to public                                        $10.75
                                                                  ----------------
                                                                  ----------------
Class B:
   Net asset value, offering price and redemption price per
      share ($70,804,314 / 7,607,324 shares of common stock
      issued and outstanding)                                               $9.31
                                                                  ----------------
                                                                  ----------------
Class C:
   Net asset value and redemption price per share ($12,489,821
      / 1,343,286 shares of common stock issued and
      outstanding)                                                          $9.30
   Sales charge (1% of offering price)                                        .09
                                                                  ----------------
   Offering price to public                                                 $9.39
                                                                  ----------------
                                                                  ----------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($33,227,819 / 3,220,023 shares of common stock
      issued and outstanding)                                              $10.32
                                                                  ----------------
                                                                  ----------------

    See Notes to Financial Statements                                     19

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Statement of Operations

                                                                        Year
                                                                       Ended
                                                                  October 31, 2002
----------------------------------------------------------------------------------------
NET INVESTMENT LOSS
Income
   Dividends (net of foreign withholding taxes of $299,028)         $  5,193,443
   Interest                                                              136,555
   Income from securities lending (net)                                  423,180
                                                                  ----------------
      Total income                                                     5,753,178
                                                                  ----------------
Expenses
   Management fee                                                      3,366,801
   Distribution fee--Class A                                             710,116
   Distribution fee--Class B                                             862,171
   Distribution fee--Class C                                             148,967
   Transfer agent's fees and expenses                                  1,310,000
   Reports to shareholders                                               300,000
   Custodian's fees and expenses                                         290,000
   Registration fees                                                      65,000
   Audit fees                                                             39,000
   Legal fees                                                             35,000
   Directors' fees                                                        11,000
   Miscellaneous                                                          10,556
                                                                  ----------------
      Total operating expenses                                         7,148,611
                                                                  ----------------
   Loan interest expense (Note 8)                                          1,284
                                                                  ----------------
      Total expenses                                                   7,149,895
                                                                  ----------------
Net investment loss                                                   (1,396,717)
                                                                  ----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
   Investments                                                       (72,972,599)
   Swaps                                                              (1,810,798)
   Foreign currency transactions                                         227,914
                                                                  ----------------
                                                                     (74,555,483)
                                                                  ----------------
Net change in unrealized appreciation/depreciation on:
   Investments                                                         3,262,723
   Swaps                                                                 288,494
   Foreign currencies                                                     96,470
                                                                  ----------------
                                                                       3,647,687
                                                                  ----------------
Net loss on investments and foreign currencies                       (70,907,796)
                                                                  ----------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                $(72,304,513)
                                                                  ----------------
                                                                  ----------------

    20                                     See Notes to Financial Statements

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Statement of Changes in Net Assets

                                                       Year Ended October 31,
                                                  ---------------------------------
                                                        2002              2001
-----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment loss                             $   (1,396,717)    $    (869,668)
   Net realized loss on investments and foreign
      currency transactions                           (74,555,483)      (86,936,446)
   Net change in unrealized
      appreciation/depreciation on investments
      and foreign currencies                            3,647,687      (144,415,225)
                                                  ----------------    -------------
   Net decrease in net assets resulting from
      operations                                      (72,304,513)     (232,221,339)
                                                  ----------------    -------------
Distributions from net realized capital gains
(Note 1)
      Class A                                                  --       (59,503,575)
      Class B                                                  --       (47,086,145)
      Class C                                                  --        (3,321,312)
      Class Z                                                  --       (10,653,081)
                                                  ----------------    -------------
                                                               --      (120,564,113)
                                                  ----------------    -------------
Series share transactions (net of share
   conversions) (Note 6)
   Proceeds from shares sold/converted(a)              87,551,827       266,971,242
   Net asset value of shares issued in
      reinvestment of distributions                            --       115,786,937
   Cost of shares reacquired/converted               (169,079,854)     (314,047,127)
                                                  ----------------    -------------
Net increase (decrease) in net assets from
   Series share transactions                          (81,528,027)       68,711,052
                                                  ----------------    -------------
Total decrease                                       (153,832,540)     (284,074,400)
NET ASSETS
Beginning of year                                     493,545,979       777,620,379
                                                  ----------------    -------------
End of year                                        $  339,713,439     $ 493,545,979
                                                  ----------------    -------------
                                                  ----------------    -------------

------------------------------
(a) For the year ended October 31, 2001, includes $51,126,220 for shares issued in connection with the acquisition of Prudential Global Genesis Fund, Inc.

    See Notes to Financial Statements                                     21

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Notes to Financial Statements

      Prudential World Fund, Inc. is registered under the Investment Company Act of 1940, as an open-end, diversified management investment company and currently consists of three series: Prudential Global Growth Fund (the 'Series'), Prudential International Value Fund and Prudential Jennison International Growth Fund. The financial statements of the other series are not presented herein. The investment objective of the Series is to seek long-term capital growth, with income as a secondary objective, by investing in a diversified portfolio of securities consisting of marketable securities of U.S. and non-U.S. issuers.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund and the Series in the preparation of its financial statements.

      Securities Valuation:    Securities traded on a securities exchange
(whether domestic or foreign) or NASDAQ National Market System securities are valued at the last sales price on such exchange system on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices on such day, or at the bid price on such day in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the manager, in consultation with Jennison Associates LLC ('Jennison' or 'Subadviser') to be over-the-counter, are valued by an independent pricing agent or more than one principal market maker. Securities for which market quotations are not readily available, other than private placements, are valued at a price supplied by an independent pricing agent which is, in the opinion of such pricing agent, representative of the market value of such securities as of the time of determination of net asset value or, using a methodology developed by an independent pricing agent, which is, in the judgment of the manager and Subadviser, able to produce prices which are representative of market value. Securities for which reliable market quotations are not readily available are valued by the Valuation Committee and Board of Directors in consultation with the manager or Subadviser.

      Investments in mutual funds are valued at the net asset value as of the close of the New York Stock Exchange on the date of valuation.

      Short-term securities which mature in more than 60 days are valued based upon current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.

      Repurchase Agreements:    In connection with transactions in repurchase
agreements with U.S. financial institutions, it is the Series' policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Notes to Financial Statements Cont'd.

the principal amount of the repurchase transaction including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Series may be delayed or limited.

      Foreign Currency Translation:    The books and records of the Series are
maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, other assets and liabilities--at the closing daily rates of exchange;

      (ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.

      Although the net assets of the Series are presented at the foreign exchange rates and market values at the close of the year, the Series does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at year end. Similarly, the Series does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the year. Accordingly, these realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

      Net realized losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Series' books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities (other than investments) at year end exchange rates are reflected as a component of net unrealized appreciation/depreciation on investments and foreign currencies.

      Foreign security and currency transaction depreciation and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

      Forward Currency Contracts:    A forward currency contract is a commitment
to purchase or sell a foreign currency at a future date at a negotiated forward rate.

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Notes to Financial Statements Cont'd.

The Series enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

      Swaps:    A swap is an agreement between two parties to exchange a series of cash flows at specified intervals. Based on a notional amount, each party pays an interest rate or the change in the value of a security. Dividends and interest on the securities in the swap are included in the value of the exchange. The swaps are valued daily at current market value and any unrealized gain or loss is included in net unrealized appreciation or depreciation on swaps. Gain or loss is realized on the termination date of the swap and is equal to the difference between the Series' basis in the swap and the proceeds of the closing transaction, including any fees. During the period that the swap agreement is open, the Series may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement. At October 31, 2002 there were no outstanding swap transactions.

      Forward currency contracts and swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains and losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on an accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Net investment income or loss, other than distribution fees, and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Dividends and Distributions:    The Series expects to pay dividends of net
investment income and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date.

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Notes to Financial Statements Cont'd.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      Taxes:    For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

      Securities Lending:    The Series may lend its portfolio securities to
qualified institutions. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Series. Upon termination of the loan, the borrower will return to the Series securities identical to the loaned securities. The Series may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Series recognizes income, net of any rebate, for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Series also continues to receive interest and dividends on the securities loaned and recognizes any gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments LLC ('PI'). Pursuant to a subadvisory agreement between PI and Jennison, Jennison furnishes investment advisory services in connection with the management of the Series. Under the subadvisory agreement, Jennison, subject to the supervision of PI, is responsible for managing the assets of the Series in accordance with its investment objective and policies. PI pays for the services of Jennison, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Series bears all other costs and expenses.

      The management fee paid to PI is computed daily and payable monthly, at an annual rate of .75% of the Series' average daily net assets.

      The Series has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, B, C and Z shares of the Series. The Series compensates PIMS for distributing and servicing the Series' Class A, Class B and Class C shares, pursuant to plans of distribution (the

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Notes to Financial Statements Cont'd.

'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor for the Class Z shares of the Series.

      Pursuant to the Class A Plan, the Series compensates PIMS with respect to Class A shares, for distribution-related activities at an annual rate of up to ..30 of 1% of the average daily net assets of the Class A shares. Pursuant to the Class B and C Plans, the Series compensates PIMS for distribution-related activities at the annual rate of .75 of 1% of the average daily net assets of Class B shares up to the level of average daily net assets as of February 26, 1986, plus 1% of the average daily net assets in excess of such level of the Class B shares, and 1% of average daily net assets of Class C shares. Payments made pursuant to the Plans were .25 of 1%, .79 of 1% and 1% of the average daily net assets of Class A, B and C shares, respectively, for the year ended October 31, 2002.

      PIMS has advised the Series that for the year ended October 31, 2002, it received approximately $55,600 and $3,000 in front-end sales charges resulting from sales of Class A and Class C shares, respectively. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Series that during the year ended October 31, 2002, it received approximately $136,900 and $13,500 in contingent deferred sales charges imposed upon certain redemptions by Class B and C shareholders, respectively.

      PI, PIMS and Jennison are indirect, wholly owned subsidiaries of Prudential Financial, Inc. ('Prudential').

Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund's transfer agent and during the year ended October 31, 2002, the Series incurred fees of approximately $1,035,800 for the services of PMFS. As of October 31, 2002, approximately $84,600 of such fees were due to PMFS.

      The Series pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. The Series incurred approximately $102,600 in total networking fees, of which the amount paid to Prudential Securities, Inc. ('PSI'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential was approximately $98,800 for the year ended October 31, 2002. As of October 31, 2002, approximately $7,000 of such fees were due to PSI. These amounts are included in transfer agent's fees and expenses in the Statement of Operations.

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Notes to Financial Statements Cont'd.

      PSI is the securities lending agent for the Series. For the year ended October 31, 2002, PSI has been compensated approximately $141,000 for these services of which approximately $5,300 is payable at year-end.

      The Series invests in the Taxable Money Market Series (the 'Fund'), a portfolio of Prudential Core investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Fund is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI. During the year ended October 31, 2002, the Series earned income from the Taxable Money Market Series of approximately $187,000 and $148,000 by investing its excess cash and collateral received from securities lending, respectively.

      Included in the realized gain/loss on investments, in the Statement of Operations, for the year ended October 31, 2002, is an amount of approximately $47,500, reimbursed by the Subadviser in connection with a security trading error.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the year ended October 31, 2002 aggregate $277,004,349 and $321,316,247, respectively.

      As of October 31, 2002, the Series had securities on loan with an aggregate market value of $33,678,353. The Series received $42,344,880 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with Series' securities lending procedures.

Note 5. Tax Information
In order to present undistributed net investment income (loss) and accumulated net realized gains (losses) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in-capital in excess of par, undistributed net investment income (loss) and accumulated net realized gain (loss) on investments. For the year ended October 31, 2002, the adjustments were to increase accumulated net realized loss by $463,991, increase undistributed net investment income by $1,411,793, and decrease paid-in-capital in excess of par by $947,802 due to the reclassification of net foreign currency gains and a net operating loss. Net investment income, net realized gains and net assets were not affected by this change.

      As of October 31, 2002, the Series had no distributable earnings on a tax basis.

      For federal income tax purposes, the Series had a capital loss carryforward as of October 31, 2002, of approximately $168,826,700, of which $95,156,900

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Notes to Financial Statements Cont'd.

expires in 2009 and $73,669,800 expires in 2010. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward.

      The United States federal income tax basis of the Series' investments and the net unrealized depreciation as of October 31, 2002 were as follows:

                                                   Other Costs      Total Net
                                                      Basis         Unrealized
 Tax Basis       Appreciation     Depreciation     Adjustments     Depreciation
------------     ------------     ------------     -----------     ------------
$379,568,062     $ 36,878,320     $(41,137,428)      $44,487       $ (4,214,621)

      The difference between book basis and tax basis is primarily attributable to the wash sales and other costs basis adjustments.

Note 6. Capital
The Series offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      There are 500 million authorized shares of $.01 par value common stock, divided equally into four classes, designated Class A, Class B, Class C and Class Z common stock.

      Transactions in shares of common stock were as follows:

Class A                                                      Shares          Amount
--------------------------------------------------------  ------------    -------------
Year ended October 31, 2002:
Shares sold                                                  4,346,549    $  52,196,038
Shares issued in reinvestment of distributions                      --               --
Shares reacquired                                           (9,029,142)    (107,379,582)
                                                          ------------    -------------
Net decrease in shares outstanding before conversion        (4,682,593)     (55,183,544)
Shares issued upon conversion from Class B                   1,634,990       19,966,253
                                                          ------------    -------------
Net decrease in shares outstanding                          (3,047,603)   $ (35,217,291)
                                                          ------------    -------------
                                                          ------------    -------------

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Notes to Financial Statements Cont'd.

Class A                                                      Shares          Amount
--------------------------------------------------------  ------------    -------------
Year ended October 31, 2001:
Shares sold                                                  8,793,776    $ 140,774,150
Shares issued in connection with the acquisition of
  Prudential Global Genesis Fund, Inc. (Note 7)              2,093,690       32,213,007
Shares issued in reinvestment of distributions               3,557,376       56,668,993
Shares reacquired                                          (12,618,945)    (199,277,767)
                                                          ------------    -------------
Net increase in shares outstanding before conversion         1,825,897       30,378,383
Shares issued upon conversion from Class B                   4,500,649       68,939,101
                                                          ------------    -------------
Net increase in shares outstanding                           6,326,546    $  99,317,484
                                                          ------------    -------------
                                                          ------------    -------------
Class B
--------------------------------------------------------
Year ended October 31, 2002:
Shares sold                                                    990,875    $  11,070,227
Shares issued in reinvestment of distributions                      --               --
Shares reacquired                                           (3,194,031)     (33,784,498)
                                                          ------------    -------------
Net decrease in shares outstanding before conversion        (2,203,156)     (22,714,271)
Shares reacquired upon conversion into Class A              (1,787,584)     (19,966,253)
                                                          ------------    -------------
Net decrease in shares outstanding                          (3,990,740)   $ (42,680,524)
                                                          ------------    -------------
                                                          ------------    -------------
Year ended October 31, 2001:
Shares sold                                                  2,248,060    $  33,416,068
Shares issued in connection with the acquisition of
  Prudential Global Genesis Fund, Inc. (Note 7)              1,213,853       17,195,929
Shares issued in reinvestment of distributions               3,072,451       45,195,761
Shares reacquired                                           (4,468,939)     (64,456,300)
                                                          ------------    -------------
Net increase in shares outstanding before conversion         2,065,425       31,351,458
Shares reacquired upon conversion into Class A              (4,884,791)     (68,939,101)
                                                          ------------    -------------
Net decrease in shares outstanding                          (2,819,366)   $ (37,587,643)
                                                          ------------    -------------
                                                          ------------    -------------
Class C
--------------------------------------------------------
Year ended October 31, 2002:
Shares sold                                                    694,302    $   7,308,297
Shares issued in reinvestment of distributions                      --               --
Shares reacquired                                             (774,969)      (8,266,673)
                                                          ------------    -------------
Net decrease in shares outstanding                             (80,667)   $    (958,376)
                                                          ------------    -------------
                                                          ------------    -------------
Year ended October 31, 2001:
Shares sold                                                    972,551    $  14,093,644
Shares issued in connection with the acquisition of
  Prudential Global Genesis Fund, Inc. (Note 7)                 86,707        1,228,211
Shares issued in reinvestment of distributions                 223,342        3,283,128
Shares reacquired                                             (927,762)     (13,707,076)
                                                          ------------    -------------
Net increase in shares outstanding                             354,838    $   4,897,907
                                                          ------------    -------------
                                                          ------------    -------------
Class Z
--------------------------------------------------------
Year ended October 31, 2002:
Shares sold                                                  1,442,935    $  16,977,265
Shares issued in reinvestment of distributions                      --               --
Shares reacquired                                           (1,667,949)     (19,649,101)
                                                          ------------    -------------
Net decrease in shares outstanding                            (225,014)   $  (2,671,836)
                                                          ------------    -------------
                                                          ------------    -------------

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Notes to Financial Statements Cont'd.

Class Z                                                      Shares          Amount
--------------------------------------------------------  ------------    -------------
Year ended October 31, 2001:
Shares sold                                                  1,818,547    $  27,561,160
Shares issued in connection with the acquisition of
  Prudential Global Genesis Fund, Inc. (Note 7)                 31,533          489,073
Shares issued in reinvestment of distributions                 663,696       10,639,055
Shares reacquired                                           (2,374,929)     (36,605,984)
                                                          ------------    -------------
Net increase in shares outstanding                             138,847    $   2,083,304
                                                          ------------    -------------
                                                          ------------    -------------


Note 7. Acquisition of Prudential Global Genesis Fund, Inc.
On May 30, 2001, the Series acquired all the net assets of Prudential Global Genesis Fund, Inc., pursuant to a plan of reorganization approved by Prudential Global Genesis Fund, Inc.'s shareholders on May 22, 2001.

      The acquisition was accomplished by a tax-free exchange of the following shares:

                     Prudential Global
                    Genesis Fund, Inc.      Series Shares
                      Shares Redeemed           Issued            Value
                    -------------------     --------------     -----------
Class A                   2,594,354            2,093,690       $32,213,007
Class B                   1,556,898            1,213,853        17,195,929
Class C                     111,211               86,707         1,228,211
Class Z                      38,571               31,533           489,073

      Prudential Global Genesis Fund, Inc.'s net assets at that date $51,126,220 including $3,031,782 of unrealized depreciation, were combined with those of the Series. The aggregate net assets of the Series and Prudential Global Genesis Fund, Inc., immediately before the merger were $613,107,091 and $51,126,220, respectively.

Note 8. Borrowing
      The Series, along with other affiliated registered investment companies (the 'Funds'), is a party to a syndicated credit agreement ('SCA') with a group of banks. For the year ended October 31, 2002, the amounts of the commitment were as follows: $930 million from November 1, 2001 through December 31, 2001 and $500 million from January 1, 2002 through May 3, 2002. On May 3, 2002, the Funds renewed and amended the SCA, which effectively increased the banks' commitment to $800 million and allows the Funds to increase the commitment to $1 billion if necessary. Interest on any borrowings under the SCA will be incurred at market rates. The Funds pay a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Notes to Financial Statements Cont'd.

purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the SCA is May 2, 2003.

      The Series utilized the line of credit during the year ended October 31, 2002. The average daily balance for the six days the Series had debt outstanding during the period was approximately $2,607,500 at a weighted average interest rate of approximately 2.95%.

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Financial Highlights

                                                                      Class A
                                                                -------------------
                                                                    Year Ended
                                                                 October 31, 2002
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE(a):
Net asset value, beginning of year                                   $   12.23
                                                                    ----------
Income from investment operations
Net investment income (loss)                                              (.01)
Net realized and unrealized gain (loss) on investment and
   foreign currency transactions                                         (2.01)
                                                                    ----------
      Total from investment operations                                   (2.02)
                                                                    ----------
Less distributions
Distributions in excess of net investment income                            --
Distributions from net realized capital gains                               --
                                                                    ----------
      Total distributions                                                   --
                                                                    ----------
Net asset value, end of year                                         $   10.21
                                                                    ----------
                                                                    ----------
TOTAL RETURN(b):                                                        (16.52)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                        $ 223,191
Average net assets (000)                                             $ 284,046
Ratios to average net assets:
   Expenses, including distribution and service (12b-1
      fees)(c)                                                            1.46%
   Expenses, excluding distribution and service (12b-1
      fees)                                                               1.21%
   Net investment income (loss)                                           (.18)%
For Class A, B, C and Z shares:
   Portfolio turnover rate                                                  67%

------------------------------
(a) Based on average shares outstanding.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c) The distributor of the Series has contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares to .25 of 1% of the average net assets of the Class A shares.

    32                                     See Notes to Financial Statements

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Financial Highlights Cont'd.

                                       Class A
-------------------------------------------------------------------------------------
                               Year Ended October 31,
-------------------------------------------------------------------------------------
      2001                 2000                 1999                 1998
-------------------------------------------------------------------------------------
    $  21.35             $  21.19             $  16.16             $  17.27
----------------     ----------------     ----------------     ----------------
         .01                 (.09)                (.05)                (.02)
       (5.83)                2.25                 5.82                  .82
----------------     ----------------     ----------------     ----------------
       (5.82)                2.16                 5.77                  .80
----------------     ----------------     ----------------     ----------------
          --                 (.19)                (.14)                (.11)
       (3.30)               (1.81)                (.60)               (1.80)
----------------     ----------------     ----------------     ----------------
       (3.30)               (2.00)                (.74)               (1.91)
----------------     ----------------     ----------------     ----------------
    $  12.23             $  21.35             $  21.19             $  16.16
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
      (30.87)%               9.80%               36.83%                5.71%
    $304,777             $396,870             $339,620             $251,018
    $353,879             $415,035             $298,009             $260,774
        1.37%                1.27%                1.32%                1.38%
        1.12%                1.02%                1.07%                1.13%
         .06%                (.38)%               (.27)%               (.14)%
          72%                  82%                  59%                  61%


    See Notes to Financial Statements                                     33

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Financial Highlights Cont'd.

                                                                      Class B
                                                                -------------------
                                                                    Year Ended
                                                                 October 31, 2002
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE(a):
Net asset value, beginning of year                                   $   11.23
                                                                    ----------
Income from investment operations
Net investment loss                                                       (.08)
Net realized and unrealized gain (loss) on investment and
   foreign currency transactions                                         (1.84)
                                                                    ----------
      Total from investment operations                                   (1.92)
                                                                    ----------
Less distributions
Distributions in excess of net investment income                            --
Distributions from net realized capital gains                               --
                                                                    ----------
      Total distributions                                                   --
                                                                    ----------
Net asset value, end of year                                         $    9.31
                                                                    ----------
                                                                    ----------
TOTAL RETURN(b):                                                        (17.10)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                        $  70,804
Average net assets (000)                                             $ 109,004
Ratios to average net assets:
   Expenses, including distribution and service (12b-1
      fees)                                                               2.00%
   Expenses, excluding distribution and service (12b-1
      fees)                                                               1.21%
   Net investment loss                                                    (.73)%

------------------------------
(a) Based on average shares outstanding.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

    34                                     See Notes to Financial Statements

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Financial Highlights Cont'd.

                                       Class B
-------------------------------------------------------------------------------------
                               Year Ended October 31,
-------------------------------------------------------------------------------------
      2001                 2000                 1999                 1998
-------------------------------------------------------------------------------------
    $  20.00             $  19.98             $  15.26             $  16.42
----------------     ----------------     ----------------     ----------------
        (.08)                (.24)                (.17)                (.13)
       (5.39)                2.12                 5.51                  .78
----------------     ----------------     ----------------     ----------------
       (5.47)                1.88                 5.34                  .65
----------------     ----------------     ----------------     ----------------
          --                 (.05)                (.02)                (.01)
       (3.30)               (1.81)                (.60)               (1.80)
----------------     ----------------     ----------------     ----------------
       (3.30)               (1.86)                (.62)               (1.81)
----------------     ----------------     ----------------     ----------------
    $  11.23             $  20.00             $  19.98             $  15.26
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
      (31.27)%               8.94%               36.00%                4.95%
    $130,201             $288,418             $310,458             $274,248
    $195,461             $355,100             $297,322             $312,569
        2.00%                1.96%                1.99%                2.06%
        1.12%                1.02%                1.07%                1.13%
        (.58)%              (1.07)%               (.96)%               (.82)%

    See Notes to Financial Statements                                     35

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Financial Highlights Cont'd.

                                                                      Class C
                                                                -------------------
                                                                    Year Ended
                                                                 October 31, 2002
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE(a):
Net asset value, beginning of year                                    $ 11.24
                                                                     --------
Income from investment operations
Net investment income loss                                               (.10)
Net realized and unrealized gain (loss) on investment and
  foreign currency transactions                                         (1.84)
                                                                     --------
      Total from investment operations                                  (1.94)
                                                                     --------
Less distributions
Distributions in excess of net investment income                           --
Distributions from net realized capital gains                              --
                                                                     --------
      Total distributions                                                  --
                                                                     --------
Net asset value, end of year                                          $  9.30
                                                                     --------
                                                                     --------
TOTAL RETURN(b):                                                       (17.26)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                         $12,490
Average net assets (000)                                              $14,897
Ratios to average net assets:
   Expenses, including distribution and service (12b-1
      fees)                                                              2.21%
   Expenses, excluding distribution and service (12b-1
      fees)                                                              1.21%
   Net investment loss                                                   (.92)%

------------------------------
(a) Based on average shares outstanding.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c) Distribution in excess of net investment income was $.001.

    36                                     See Notes to Financial Statements

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Financial Highlights Cont'd.

                                       Class C
-------------------------------------------------------------------------------------
                               Year Ended October 31,
-------------------------------------------------------------------------------------
      2001                 2000                 1999                 1998
-------------------------------------------------------------------------------------
    $  19.99             $  19.97             $  15.25             $  16.41
    --------             --------             --------             --------
        (.09)                (.24)                (.18)                (.14)
       (5.36)                2.11                 5.51                  .78
    --------             --------             --------             --------
       (5.45)                1.87                 5.33                  .64
    --------             --------             --------             --------
          --                 (.04)                (.01)                  --(c)
       (3.30)               (1.81)                (.60)               (1.80)
    --------             --------             --------             --------
       (3.30)               (1.85)                (.61)               (1.80)
    --------             --------             --------             --------
    $  11.24             $  19.99             $  19.97             $  15.25
    --------             --------             --------             --------
    --------             --------             --------             --------
      (31.17)%               8.89%               35.94%                4.90%
    $ 16,006             $ 21,377             $ 14,184             $ 10,698
    $ 18,330             $ 18,886             $ 11,866             $ 10,286
        2.12%                2.02%                2.07%                2.13%
        1.12%                1.02%                1.07%                1.13%
        (.68)%              (1.11)%              (1.02)%               (.90)%

    See Notes to Financial Statements                                     37

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Financial Highlights Cont'd.

                                                                      Class Z
                                                                -------------------
                                                                    Year Ended
                                                                 October 31, 2002
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE(a):
Net asset value, beginning of year                                    $ 12.35
                                                                     --------
Income from investment operations
Net investment income (loss)                                              .01
Net realized and unrealized gain (loss) on investment and
   foreign currency transactions                                        (2.04)
                                                                     --------
      Total from investment operations                                  (2.03)
                                                                     --------
Less distributions
Distributions in excess of net investment income                           --
Distributions from net realized capital gains                              --
                                                                     --------
      Total distributions                                                  --
                                                                     --------
Net asset value, end of year                                          $ 10.32
                                                                     --------
                                                                     --------
TOTAL RETURN(b):                                                       (16.50)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                         $33,228
Average net assets (000)                                              $40,960
Ratios to average net assets:
   Expenses, including distribution and service (12b-1
      fees)                                                              1.21%
   Expenses, excluding distribution and service (12b-1
      fees)                                                              1.21%
   Net investment income (loss)                                           .08%

------------------------------
(a) Based on average shares outstanding.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

    38                                     See Notes to Financial Statements

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Financial Highlights Cont'd.

                                       Class Z
-------------------------------------------------------------------------------------
                               Year Ended October 31,
-------------------------------------------------------------------------------------
      2001                 2000                 1999                 1998
-------------------------------------------------------------------------------------
    $  21.46             $  21.29             $  16.23             $  17.35
    --------             --------             --------             --------
         .05                 (.02)                  --                  .02
       (5.86)                2.23                 5.84                  .82
    --------             --------             --------             --------
       (5.81)                2.21                 5.84                  .84
    --------             --------             --------             --------
          --                 (.23)                (.18)                (.16)
       (3.30)               (1.81)                (.60)               (1.80)
    --------             --------             --------             --------
       (3.30)               (2.04)                (.78)               (1.96)
    --------             --------             --------             --------
    $  12.35             $  21.46             $  21.29             $  16.23
    --------             --------             --------             --------
    --------             --------             --------             --------
      (30.57)%               9.97%               37.25%                5.97%
    $ 42,562             $ 70,956             $ 48,430             $ 36,338
    $ 54,387             $ 77,989             $ 42,312             $ 41,799
        1.12%                1.02%                1.07%                1.13%
        1.12%                1.02%                1.07%                1.13%
         .32%                (.08)%               (.02)%                .12%

    See Notes to Financial Statements                                     39

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Report of Independent Accountants

To the Board of Directors and Shareholders of Prudential World Fund, Inc.--Prudential Global Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential World Fund, Inc.--Prudential Global Growth Fund (the 'Fund', one of the portfolios constituting Prudential World Fund, Inc.) at October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 19, 2002

                                                        ANNUAL REPORT
                                                        OCTOBER 31, 2002
            PRUDENTIAL
            WORLD FUND, INC.
--------------------------------------------------------------------------------
                                                        MANAGEMENT OF
                                                        THE FUND

       Prudential World Fund, Inc.      Prudential Global Growth Fund
                                        www.prudential.com (800) 225-1852

             Management of the Fund (Unaudited)

      Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be 'interested persons' of the Fund as defined in the 1940 Act, are referred to as 'Independent Directors'. Directors who are deemed to be 'interested persons' of the Fund are referred to as 'Interested Directors'. 'Fund Complex' consists of the Fund and any other investment companies managed by PI.

       Independent Directors

                                                                                                Number of
                                                 Term of                                      Portfolios in
                                Position        Office***                                     Fund
Complex            Other
                                with the        and Length        Principal Occupations        Overseen by
Directorships Held
Name, Address** and Age         Company       of Time Served       During Past 5 Years          Director       by
the Director****
------------------------------------------------------------------------------------------------------------------------------------
Delayne Dedrick Gold (64)       Director        Since 1984    Marketing Consultant.                89        --

Robert E. La Blanc (68)         Director        Since 1984    President (since 1981) of            74
Director of Storage
                                                              Robert E. La Blanc Associates,
Technology Corporation
                                                              Inc. (telecommunications);
(technology) (since
                                                              formerly General Partner at                    1979),
Chartered
                                                              Salomon Brothers and
Semiconductor
                                                              Vice-Chairman of Continental
Manufacturing, Ltd.
                                                              Telecom; Trustee of Manhattan
(Singapore) (since
                                                              College.                                       1998),
Titan

Corporation

(electronics) (since
                                                                                                             1995),
Computer

Associates

International, Inc.

(software company)
                                                                                                             (since
2002); Director
                                                                                                             (since
1999) of First

Financial Fund, Inc.
                                                                                                             and
Director (since
                                                                                                             April
1999) of The High
                                                                                                             Yield
Plus Fund, Inc.

Robin B. Smith (63)             Director        Since 1996    Chairman and Chief Executive         69
Director of BellSouth
                                                              Officer (since August 1996) of
Corporation (since
                                                              Publishers Clearing House                      1992),
and Kmart
                                                              (direct marketing), formerly
Corporation (retail)
                                                              President and Chief Executive                  (since
1996).
                                                              Officer (January 1988-August
                                                              1996) of Publishers Clearing
                                                              House.

Stephen Stoneburn (59)          Director        Since 1996    President and Chief Executive        74        --
                                                              Officer (since June 1996) of
                                                              Quadrant Media Corp. (a
                                                              publishing company); formerly
                                                              President (June 1995-June
                                                              1996) of Argus Integrated
                                                              Media, Inc.; Senior Vice
                                                              President and Managing
                                                              Director (January 1993-1995)
                                                              of Cowles Business Media and
                                                              Senior Vice President of
                                                              Fairchild Publications, Inc
                                                              (1975-1989).

    42                                                                    43

       Prudential World Fund, Inc.      Prudential Global Growth Fund
                                        www.prudential.com (800) 225-1852

             Management of the Fund (Unaudited) Cont'd.

                                                                                                Number of
                                                 Term of                                      Portfolios in
                                Position        Office***                                     Fund
Complex            Other
                                with the        and Length        Principal Occupations        Overseen by
Directorships Held
Name, Address** and Age         Company       of Time Served       During Past 5 Years          Director       by
the Director****
------------------------------------------------------------------------------------------------------------------------------------
Nancy H. Teeters (72)           Director        Since 1996    Economist; formerly Vice             72        --
                                                              President and Chief Economist
                                                              of International Business
                                                              Machines Corporation; formerly
                                                              Director of Inland Steel
                                                              Industries (July 1984-1999);
                                                              formerly Governor of The
                                                              Federal Reserve (September
                                                              1978-June 1984).

Clay T. Whitehead (64)          Director        Since 1984    President (since 1983) of            91
Director (since 2000)
                                                              National Exchange Inc. (new                    of
First Financial
                                                              business development firm).                    Fund,
Inc. and Director
                                                                                                             (since
2000) of The
                                                                                                             High
Yield Plus Fund,
                                                                                                             Inc.

       Interested Directors

                                                                                                Number of
                                                 Term of                                      Portfolios in
                                Position        Office***                                     Fund
Complex            Other
                                with the        and Length        Principal Occupations        Overseen by
Directorships Held
Name, Address** and Age         Company       of Time Served       During Past 5 Years          Director       by
the Director****
------------------------------------------------------------------------------------------------------------------------------------
*Robert F. Gunia (56)           Director and    Since 1996    Executive Vice President and         112       Vice
President and
                                Vice                          Chief Administrative Officer
Director (since May
                                President                     (since June 1999) of PI;                       1989)
of The Asia
                                                              Executive Vice President and                   Pacific
Fund, Inc.
                                                              Treasurer (since January 1996)
                                                              of PI; President (since April
                                                              1999) of Prudential Investment
                                                              Management Services LLC
                                                              (PIMS); Corporate Vice
                                                              President (since September
                                                              1997) of The Prudential
                                                              Insurance Company of America
                                                              (Prudential); formerly Senior
                                                              Vice President (March 1987-May
                                                              1999) of Prudential Securities
                                                              Incorporated (PSI); formerly
                                                              Chief Administrative Officer
                                                              (July 1989-September 1996),
                                                              Director (January
                                                              1989-September 1996) and
                                                              Executive Vice President,
                                                              Treasurer and Chief Financial
                                                              Officer (June 1987-December
                                                              1996) of Prudential Mutual
                                                              Fund Management, Inc. (PMF);
                                                              Vice President and Director
                                                              (since May, 1992) of
                                                              Nicholas-Applegate Fund, Inc.

    44                                                                    45

       Prudential World Fund, Inc.      Prudential Global Growth Fund
                                        www.prudential.com (800) 225-1852

             Management of the Fund (Unaudited) Cont'd.

                                                                                                Number of
                                                 Term of                                      Portfolios in
                                Position        Office***                                     Fund
Complex            Other
                                with the        and Length        Principal Occupations        Overseen by
Directorships Held
Name, Address** and Age         Company       of Time Served       During Past 5 Years          Director       by
the Director****
------------------------------------------------------------------------------------------------------------------------------------
*David R. Odenath, Jr. (45)     Director and    Since 1999    President, Chief Executive           115       --
                                President                     Officer and Chief Operating
                                                              Officer (since June 1999) of
                                                              PI; Senior Vice President
                                                              (since June 1999) of
                                                              Prudential; formerly Senior
                                                              Vice President (August
                                                              1993-May 1999) of PaineWebber
                                                              Group, Inc.

*Judy A. Rice (54)              Director and    Since 2000    Executive Vice President             111
                                Vice                          (since 1999) of PI; formerly
                                President                     various positions to Senior
                                                              Vice President (1992-1999) of
                                                              Prudential Securities; and
                                                              various positions to Managing
                                                              Director (1975-1992) of
                                                              Salomon Smith Barney; Member
                                                              of Board of Governors of the
                                                              Money Management Institute;
                                                              Member of the Prudential
                                                              Securities Operating Council
                                                              and a Member of the Board of
                                                              Directors for the National
                                                              Association for Variable
                                                              Annuities.

      Information pertaining to the Officers of the Company who are not also Directors is set forth below.

       Officers

                                                 Term of
                                Position        Office***
                                with the        and Length        Principal Occupations
Name, Address** and Age         Company       of Time Served       During Past 5 Years
--------------------------------------------------------------------------------------------
Grace C. Torres (43)            Treasurer       Since 1998    Senior Vice President (since
                                and                           January 2000) of PI; formerly
                                Principal                     First Vice President (December
                                Financial                     1996-January 2000) of PI and
                                and                           First Vice President (March
                                Accounting                    1993-1999) of Prudential
                                Officer                       Securities.

Jonathan D. Shain (44)          Secretary       Since 2001    Vice President and Corporate
                                                              Counsel (since August 1998) of
                                                              Prudential; formerly Attorney
                                                              with Fleet Bank, N.A. (January
                                                              1997-July 1998) and Associate
                                                              Counsel (August 1994-January
                                                              1997) of New York Life
                                                              Insurance Company.

    46                                                                    47

       Prudential World Fund, Inc.      Prudential Global Growth Fund
                                        www.prudential.com (800) 225-1852

             Management of the Fund (Unaudited) Cont'd.

                                                 Term of
                                Position        Office***
                                with the        and Length        Principal Occupations
Name, Address** and Age         Company       of Time Served       During Past 5 Years
--------------------------------------------------------------------------------------------
Marguerite E.H. Morrison (46)   Assistant       Since 2002    Vice President and Chief Legal
                                Secretary                     Officer-Mutual Funds and Unit
                                                              Investment Trusts (since
                                                              August 2000) of Prudential;
                                                              Senior Vice President and
                                                              Assistant Secretary (since
                                                              February 2001) of PI; Vice
                                                              President and Assistant
                                                              Secretary of PIMS (since
                                                              October 2001), previously Vice
                                                              President and Associate
                                                              General Counsel (December
                                                              1996-February 2001) of PI and
                                                              Vice President and Associate
                                                              General Counsel (September
                                                              1987-September 1996) of
                                                              Prudential Securities.

Maryanne Ryan (38)              Anti-Money      Since 2002    Vice President, Prudential
                                Laundering                    (since November 1998) and
                                Compliance                    First Vice President,
                                Officer                       Prudential Securities (March
                                                              1997-May 1998).

------------------

    * 'Interested' Director, as defined in the 1940 Act, by reason of affiliation with the Manager (Prudential Investments LLC), the Adviser (Prudential Investment
      Management, Inc.) or the Distributor (Prudential Investment Management Services
      LLC).
   ** Unless otherwise noted, the address of the Directors and officers is c/o
      Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark,
      New Jersey 07102-4077.
  *** There is no set term of office for Directors and Officers. The Independent
      Directors have adopted a retirement policy, which calls for the retirement of
      Directors on December 31 of the year in which they reach the age of 75. The table shows the number of years for which they have served as a Director and/or
      Officer.
 **** This column includes only directorships of companies required to register or file reports with the Commission under the Securities Exchange Act of 1934 (that is,
      'public companies') or other investment companies registered under the 1940 Act.

Additional information about the Company's Directors is included in the Company's Statement of Additional Information which is available without charge, upon request, by calling (800) 225-1852 or (732) 482-7555 (Calling from outside the U.S.)

    48                                                                    49

Prudential World Fund, Inc.     Prudential Global Growth Fund

Class A     Growth of a $10,000 Investment

(LINE GRAPH)

Average Annual Total Returns as of 10/31/02

                                                           Since
                         One Year  Five Years Ten Years  Inception
With Sales Charge        -20.69%     -2.73%     6.10%     4.26%
Without Sales Charge     -16.52%     -1.73%     6.64%     4.68%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of annual total returns for the past ten years. The graph compares a $10,000 investment in the Prudential Global Growth Fund (Class A shares) with a similar investment in the Morgan Stanley Capital International
(MSCI) World Index by portraying the initial account values at the beginning of the ten-year period of Class A shares (October 31, 1992) and the account values at the end of the current fiscal year (October 31, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. Without the distribution and service (12b-1) fee waiver for Class A shares, the returns would have been lower. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or following the redemption of the Fund's shares. The MSCI World Index is an unmanaged, weighted index of performance of approximately 1,500 securities listed on stock exchanges of Australia, Canada, Europe, the Far East, and the United States. The Index total returns include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise the MSCI World Index may differ substantially from the securities in the Fund. The MSCI World Index is not the only index that may be used to characterize performance of global stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index. This graph is furnished to you in accordance with Securities and Exchange Commission (SEC) regulations.

                                  www.prudential.com  (800) 225-1852

Class B     Growth of a $10,000 Investment

(LINE GRAPH)

Average Annual Total Returns as of 10/31/02

                                                          Since
                         One Year  Five Years Ten Years Inception
With Sales Charge        -21.24%     -2.52%     5.93%     8.46%
Without Sales Charge     -17.10%     -2.39%     5.93%     8.46%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of annual total returns for the past ten years. The graph compares a $10,000 investment in the Prudential Global Growth Fund (Class B shares) with a similar investment in the MSCI World Index by portraying the initial account values at the beginning of the ten-year period of Class B shares (October 31, 1992) and the account values at the end of the current fiscal year (October 31, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable contingent deferred sales charge (CDSC) was deducted from the value of the investment in Class B shares, assuming full redemption on October 31, 2002; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or following the redemption of the Fund's shares. The MSCI World Index is an unmanaged, weighted index of performance of approximately 1,500 securities listed on stock exchanges of Australia, Canada, Europe, the Far East, and the United States. The Index total returns include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise the MSCI World Index may differ substantially from the securities in the Fund. The MSCI World Index is not the only index that may be used to characterize performance of global stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index. This graph is furnished to you in accordance with SEC regulations.

Prudential World Fund, Inc.     Prudential Global Growth Fund

Class C     Growth of a $10,000 Investment

(LINE GRAPH)

Average Annual Total Returns as of 10/31/02

                                                           Since
                         One Year  Five Years Ten Years  Inception
With Sales Charge        -18.91%     -2.63%     N/A        2.08%
Without Sales Charge     -17.26%     -2.43%     N/A        2.21%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of annual total returns since inception of the share class. The graph compares a $10,000 investment in the Prudential Global Growth Fund (Class C shares) with a similar investment in the MSCI World Index by portraying the initial account values at the commencement of operations of Class C shares (August 1, 1994) and the account values at the end of the current fiscal year (October 31, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the applicable front-end sales charge was deducted from the initial $10,000 investment in Class C shares; (b) the applicable CDSC was deducted from the value of the investment in Class C shares, assuming full redemption on October 31, 2002; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or following the redemption of the Fund's shares. The MSCI World Index is an unmanaged, weighted index of performance of approximately 1,500 securities listed on stock exchanges of Australia, Canada, Europe, the Far East, and the United States. The Index total returns include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise the MSCI World Index may differ substantially from the securities in the Fund. The MSCI World Index is not the only index that may be used to characterize performance of global stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index. This graph is furnished to you in accordance with SEC regulations.

                                  www.prudential.com  (800) 225-1852

Class Z     Growth of a $10,000 Investment

(LINE GRAPH)

Average Annual Total Returns as of 10/31/02

                                                           Since
                         One Year  Five Years Ten Years  Inception
                         -16.50%    -1.50%       N/A       1.84%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of annual total returns since inception of the share class. The graph compares a $10,000 investment in the Prudential Global Growth Fund (Class Z shares) with a similar investment in the MSCI World Index by portraying the initial account values at the commencement of operations of Class Z shares (March 1, 1996) and the account values at the end of the current fiscal year (October 31, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted, and (b) all dividends and distributions were reinvested. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or following the redemption of the Fund's shares. The MSCI World Index is an unmanaged, weighted index of performance of approximately 1,500 securities listed on stock exchanges of Australia, Canada, Europe, the Far East, and the United States. The Index total returns include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise the MSCI World Index may differ substantially from the securities in the Fund. The MSCI World Index is not the only index that may be used to characterize performance of global stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index. This graph is furnished to you in accordance with SEC regulations.

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Visit Prudential's website at:
www.prudential.com

DIRECTORS
Delayne Dedrick Gold
Robert F. Gunia
Robert E. La Blanc
David R. Odenath, Jr.
Judy A. Rice
Robin B. Smith
Stephen Stoneburn
Nancy H. Teeters
Clay T. Whitehead

OFFICERS
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Judy A. Rice, Vice President
Grace C. Torres, Treasurer
Jonathan D. Shain, Secretary
Marguerite E.H. Morrison, Assistant Secretary
Maryanne Ryan, Anti-Money Laundering
   Compliance Officer

MANAGER
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

INVESTMENT ADVISER
Jennison Associates LLC
466 Lexington Avenue
New York, NY 10017

DISTRIBUTOR
Prudential Investment
   Management Services LLC
Gateway Center Three, 14th Floor
Newark, NJ 07102-4077

CUSTODIAN
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

TRANSFER AGENT
Prudential Mutual Fund Services LLC
PO Box 8098
Philadelphia, PA 19101

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

LEGAL COUNSEL
Sullivan & Cromwell
125 Broad Street
New York, NY 10004-2498

Mutual funds are not bank guaranteed or FDIC insured, and may lose value.

  Fund Symbols   Nasdaq      CUSIP
     Class A     PRGAX     743969107
     Class B     PRGLX     743969206
     Class C     PRGCX     743969305
     Class Z     PWGZX     743969404

MF115E     IFS-A076309~

ANNUAL REPORT
APRIL 30, 2003

PRUDENTIAL
EUROPE GROWTH FUND, INC.

FUND TYPE
Global/International stock

OBJECTIVE
Long-term growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

Prudential Financial is a service mark of
The Prudential Insurance Company of America,
Newark, NJ, and its affiliates.               PRUDENTIAL FINANCIAL (LOGO)

Prudential Europe Growth Fund, Inc.

Performance at a Glance

FUND OBJECTIVE
The investment objective of the Prudential Europe
Growth Fund (the Fund) is long-term growth of capital. There can be no assurance that the Fund will achieve its investment objective.

Cumulative Total Returns1                              As of 4/30/03

                                     One Year   Five Years   Since Inception2
Class A                               -18.65%     -33.03%        36.61%
Class B                               -19.26      -35.59         27.18
Class C                               -19.22      -35.57         27.39
Class Z                               -18.35      -32.21         18.03
MSCI Europe Index3                    -15.17      -25.05          ***
Lipper European Region Funds Avg.4    -15.93      -20.24         ****

    Average Annual Total Returns1                            As of 3/31/03

                                     One Year    Five Years  Since Inception2
Class A                               -33.39%     -10.53%        1.45%
Class B                               -33.91      -10.44         1.24
Class C                               -31.85      -10.49         1.13
Class Z                               -29.71       -9.38         0.44
MSCI Europe Index3                    -25.82       -7.61         ***
Lipper European Region Funds Avg.4    -25.41       -6.88        ****

Past performance is not indicative of future results.
Principal value and investment return will fluctuate
so that an investor's shares, when redeemed, may be
worth more or less than their original cost. 1Source:
Prudential Investments LLC and Lipper Inc. The
cumulative total returns do not take into account
applicable sales charges. The average annual total
returns do take into account applicable sales
charges. Without the distribution and service (12b-1)
fee waiver of 0.05% for Class A shares, the returns
would have been lower. The Fund charges a maximum
front-end sales charge of 5% for Class A shares in
most circumstances, and a 12b-1 fee of up to 0.30%
annually. In some circumstances, Class A shares may
not be subject to a front-end sales charge, but may
be subject to a 1% contingent deferred sales charge
(CDSC) for the first year. Class B shares are subject
to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% for
the first six years respectively after purchase, and
a 12b-1 fee of 1.00% annually. Approximately seven
years after purchase, Class B shares will
automatically convert to Class A shares on a
quarterly basis. Class C shares are subject to a
front-end sales charge of 1%, a CDSC of 1% for shares
redeemed within 18 months of purchase, and a 12b-1
fee of 1.00% annually. Class Z shares are not subject
to a sales charge or 12b-1 fee. The returns in the
tables do not reflect the deduction of taxes that a
shareholder would pay on fund distributions or
following the redemption of fund shares. 2Inception
dates: Class A, B, and C, 7/13/94; Class Z, 4/15/96.
3The Morgan Stanley Capital International (MSCI)
Europe IndexSM is a free float-adjusted market
capitalization index that is designed to measure
developed market equity performance in Europe. As of
September 2002, the MSCI Europe Index consisted of
the following 16 developed market country indexes:
Austria, Belgium, Denmark, Finland, France, Germany,
Greece, Ireland, Italy, the Netherlands, Norway,
Portugal, Spain, Sweden, Switzerland, and the United
Kingdom. 4The Lipper European Region Funds Average
(Lipper Average) represents returns based on an
average
                               www.prudential.com   (800) 225-1852

Annual Report    April 30, 2002

return of all funds in the Lipper European Region
Funds category for the periods noted. Funds in the Lipper Average concentrate their investment in equity securities whose primary trading markets or operations are concentrated in the European region or in a single country within this region. Investors cannot invest directly in an index. The returns for the MSCI Europe Index and Lipper Average would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes.
Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. ***MSCI Europe Index Since Inception cumulative total returns as of 4/30/03 are 76.37% for Class A, B, and C, and 31.91% for Class Z. MSCI
Europe Index Since Inception average annual total returns as of 3/31/03 are 5.17% for Class A, B, and C, and 2.20% for Class Z. ****Lipper Average Since
Inception cumulative total returns as of 4/30/03 are 62.36% for Class A, B, and C, and 26.13% for Class Z.
Lipper Average Since Inception average annual total returns as of 3/31/03 are 3.85% for Class A, B, and C, and 1.03% for Class Z.

Top 10 Industries

Expressed as a percentage of net assets
as of 4/30/03.

    13.6%   Telecommunication Service &
            Equipment
    12.9    Financial Services
    12.8    Oil & Natural Gas Production
    11.3    Pharmaceuticals
     9.4    Banking
     5.1    Foods
     4.1    Retail
     3.1    Automobiles & Auto Parts
     3.0    Building & Construction
     2.9    Diversified Operations

Top 10 industries are subject to change.

Geographic Concentration

Expressed as a percentage of net assets
as of 4/30/03.

    34.2%   United Kingdom
    14.2    France
    10.0    The Netherlands
     9.1    Switzerland
     8.9    Germany
     5.7    Italy
     5.0    Spain
     3.7    Finland
     3.4    Sweden
     2.3    Ireland
     2.2    Belgium
     1.3    Cash & Equivalents

Geographic concentration is subject to change.

PRUDENTIAL FINANCIAL (LOGO)           June 16, 2003

DEAR SHAREHOLDER,
After fighting in Iraq ended in April 2003, U.S.
consumer confidence rose significantly and a more optimistic tone pervaded the financial markets.
Major stock market indexes have continued to improve, even as the long-standing bond market rally persisted. While we welcome these developments, it is important to remember that a wise investor plans for tomorrow's needs today regardless of the direction of financial markets.

Whether you are investing for your retirement, your children's education, or for a new home for your family, Prudential mutual funds offer advantages that may help you reach your financial goals. Experienced asset managers, working closely with research analysts, employ time-tested investment processes that were honed under a variety of market conditions.
We recommend that you consult a financial professional who can help you strike the right balance between your desire to obtain a particular return from an investment and your tolerance for risk.

I was named president of the Prudential Europe Growth
Fund, Inc. in March 2003. On behalf of the Prudential
Financial family, I would like to thank you for your continued confidence in Prudential mutual funds. We look forward to serving your future investment needs.

Sincerely,

Judy A. Rice, President
Prudential Europe Growth Fund, Inc.

Prudential Europe Growth Fund, Inc.

Annual Report    April 30, 2003

INVESTMENT ADVISER'S REPORT

OVERVIEW OF THE MARKET AND FUND PERFORMANCE
European stock markets fell far more than U.S. stocks in the steep slide that dominated the Fund's fiscal year. However, U.S. investors in European securities benefited from a substantial gain of European currencies against the U.S. dollar. This increased the dollar value of European assets. As a result, the 15.17% decline of the U.S. dollar-denominated MSCI
Europe Index--the Fund's benchmark--was only a few percentage points below the Standard & Poor's 500
Composite Stock Price Index (S&P 500 Index). European markets did not participate in the rebound of oversold growth stocks. The Fund trailed its benchmark and the Lipper European Region Funds
Average.

The Fund's substantial decline was in part due to the poor performance of its financial stocks and its exposure to large oil companies whose performance was affected by the war in Iraq. In addition, small positions in Ahold (the Netherlands) and Imperial
Chemical Industries (ICI, United Kingdom) faced unexpected accounting controversies. Their share prices plummeted and we sold both positions. The
Fund's performance was also hurt by holdings in the semiconductor industry, where demand continued to be poor. (Demand for semiconductors has picked up recently.) On the positive side, the volatile markets during this reporting period created opportunities to purchase growth companies at what we considered bargain prices. (Some of these positions have already contributed to the Fund's return during this reporting period.) Gains came primarily on telecommunications-related holdings, a varied group of financial companies, and some consumer products and retail firms.

FALLING SHARE PRICES HURT FINANCIAL COMPANIES
Financial firms are required by regulators to maintain certain levels of capital to support the risks inherent in lending and insuring. The steep decline in share prices eroded the value of these firms' capital during this

Prudential Europe Growth Fund, Inc.

Annual Report    April 30, 2003

period. Insurance companies were particularly hurt because European insurance companies had, on average, a much larger part of their investment portfolios in equities than U.S. companies, and also faced substantial underwriting losses. We had focused on Munich Reinsurance (Germany) and Swiss Reinsurance
(Switzerland) in part because we thought their balance sheets were stronger than the industry average, but even they had to raise capital as the markets continued to fall. Despite their negative impact on this period's return, we continue to have confidence in their prospects because both demand and premiums for reinsurance are rising rapidly. When
Zurich Financial Services (Switzerland) issued shares to bolster its capital, we bought at an attractive price and have already had a significant gain on the position.

Among bank stocks, capital adequacy concerns hurt several of the Fund's positions in commercial bank stocks--including Lloyds TSB Group (United Kingdom),
Credit Suisse Group (Switzerland), and Barclays
(United Kingdom)--but we benefited from opportunistic purchases when we thought other investors overreacted to some banks' risk exposures. Several positions made positive contributions to the Fund's return, including holdings in Deutsche Pfandbrief (DePfa)
Bank (Germany), which specializes in public financing; Skand Enskilda (Sweden), a savings and investment bank that was more exposed to economic slowdown than some other Nordic banks; BBV (Spain), which was hurt by its exposure to Latin America; and Bank of Ireland (Ireland), whose position as one of only two major banks in the rapidly growing Irish economy has been undervalued. These banks' share prices rose as investors reassessed their risks and weighed them against European banks' strong growth potential.

OUR OIL AND GAS EXPOSURE HURT
The giant integrated oil companies BP (United
Kingdom), Royal Dutch Petroleum (the Netherlands, see
Comments on Largest Holdings for both),
www.prudential.com   (800) 225-1852

and TotalFinaElf were among the larger detractors from the Fund's return. Royal Dutch fell when many professional asset managers sold the stock after the S&P 500 Index excluded nondomestic companies, including Royal Dutch. We believe the decline was not due to the company's fundamentals, and we took advantage of the price decline to add to our position. In general, oil stocks did not share in the April 2003 market rise. We think many investors expected war-related oil shortages and looked to other industries for short-term gains when these did not materialize.

TELECOMMUNICATIONS-RELATED STOCKS REBOUNDED
Telecommunications-related stocks were depressed for several years because heavy investment in infrastructure and licenses caused almost universally weak balance sheets in the telecommunication services industry. Delays in introducing new technologies exacerbated the financial stress and also hurt wireless handset companies. We added to our position in Vodafone (United Kingdom, see Comments on Largest
Holdings) at favorable prices because we believed it had a relatively strong financial structure and it is the world leader in wireless services. By the end of the Fund's reporting period, its share price had risen substantially. The Fund had a smaller gain on its position in Nokia (Finland), which maintained its leading market share during this difficult period.
The introduction of color screens in wireless handsets is boosting its sales. The Fund also had gains on smaller telecommunication positions, including Telefonica (Spain) and Telecom Italia
(Italy).

CONSUMER SPENDING DROVE SOME GAINS
Consumer spending remained the strong point of the global economy, and the Fund benefited from a varied group of positions in clothing, food, tobacco, and media companies. We purchased a position in the fashionable shoe and apparel company PUMA (Germany) at an attractively low valuation. Its share price spiked upward as analysts upgraded their earnings forecasts for the firm. Unilever (United Kingdom) also contributed to the Fund's return as

Prudential Europe Growth Fund, Inc.

Annual Report    April 30, 2003

investors were attracted to its dependable earnings.
An attempt to take over the U.K. department store chain Selfridges raised its share price. Other contributors included the publisher Reed Elsevier
(the Netherlands) and Imperial Tobacco (United
Kingdom).

Prudential Europe Growth Fund Management Team



-----------------------------------------------------
The Portfolio of Investments following this report shows the size of the Fund's positions at period-end.

Prudential Europe Growth Fund, Inc.

Holdings expressed as a percentage of the Fund's net assets

Comments on Largest Holdings  As of 4/30/03
------------------------------------------------------------
4.0% Royal Dutch Petroleum Co. (the Netherlands)/Oil & Gas Royal Dutch owns 60% of the Royal Dutch/Shell Group, one of the world's largest integrated oil and gas companies. We expect stronger oil and natural gas prices and improved refining margins to drive positive earnings surprises. First quarter 2003 profits were nearly double those of first quarter 2002, while the firm's market valuation has been below the Europe oil and gas sector average. Royal Dutch continues to buy back its shares, has not cut its dividend since 1945, and yielded a 4.5% dividend at period-end.

3.8% Vodafone Group PLC (United Kingdom)/Telecommunications Vodafone is the world's largest mobile phone network operator. We expect new applications, such as photomessaging, e-mail, videophones, mobile Internet, games, betting, and online shopping, to drive increased spending on mobile phones. We believe that Vodafone's global franchise and market-leading positions in several countries put it in the strongest position to profit from these developments.

3.5% BP PLC (formerly BP Amoco) (United Kingdom)/Oil & Gas BP, like Royal Dutch, is among the world's largest integrated oil and gas companies and should benefit from rising prices and improved refining margins. First quarter 2003 earnings were 136% above first quarter 2002. BP continues to buy back its shares. (We are underweight in BP relative to the MSCI Europe Index, preferring Royal Dutch because of its lower valuation and greater exposure to refining margins.)

3.2%    GlaxoSmithKline PLC (United Kingdom)/Pharmaceuticals
        GlaxoSmithKline is a major pharmaceutical and health-related consumer product company. We think its shares are inexpensive primarily because its pipeline is perceived to be weak; however, it has at least 177 projects in development. It has partnered with a generic drug firm to minimize the impact of generic competition to Paxil (its biggest seller by revenue). Productivity improvements are raising its earnings. Share buy-backs also support its share price, which currently is attractive compared with similar firms.

2.9%    HSBC Holdings PLC (United Kingdom)/Banks
        HSBC is a banking and financial services group offering a full range of personal, business, corporate, and institutional services. Its acquisition of U.S. lending giant Household
        International adds geographic and business-line diversity. We expect it to drive strong growth and produce positive earnings surprises.

Holdings are subject to change.

       Prudential Europe Growth Fund, Inc.
             Portfolio of Investments as of April 30, 2003

Shares        Description                                           Value (Note 1)
----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  98.7%
Common Stocks  98.2%
-------------------------------------------------------------------------------------
Belgium  2.2%
     41,292   Dexia                                                 $      473,261
     54,365   Fortis                                                       912,497
     20,153   UCB SA                                                       557,771
                                                                    --------------
                                                                         1,943,529
-------------------------------------------------------------------------------------
Finland  3.7%
     55,801   Fortum Oyj                                                   400,422
    123,470   Nokia Oyj                                                  2,088,935
     28,605   TietoEnator Oyj                                              474,059
     25,542   UPM-Kymmene Oyj                                              373,414
                                                                    --------------
                                                                         3,336,830
-------------------------------------------------------------------------------------
France  14.2%
     56,045   Arcelor(a)                                                   634,219
     22,727   Aventis SA                                                 1,154,286
     26,310   BNP Paribas SA                                             1,234,964
     23,827   Carrefour SA                                               1,036,249
     11,399   France Telecom SA                                            263,331
     10,811   France Telecom SA(a)                                         248,661
      4,800   Groupe Danone                                                679,242
     10,947   L'Oreal SA                                                   782,490
     14,349   Lafarge SA                                                   964,012
     39,575   Orange SA(a)                                                 317,110
     15,376   PSA Peugeot Citroen                                          719,675
      8,542   Sanofi-Synthelabo SA                                         509,532
     11,505   Societe Generale                                             703,609
     32,359   Thomson(a)                                                   474,159
     18,007   TotalFinaElf SA                                            2,361,259
      8,797   Vinci SA                                                     572,849
                                                                    --------------
                                                                        12,655,647
-------------------------------------------------------------------------------------
Republic of Germany  8.4%
     25,147   Bayer AG                                                     458,847
     16,267   Bayerische Motoren Werke AG                                  542,259

    8                                      See Notes to Financial Statements

       Prudential Europe Growth Fund, Inc.
             Portfolio of Investments as of April 30, 2003 Cont'd.

Shares        Description                                           Value (Note 1)
----------------------------------------------------------------------------------------
     33,549   Continental AG(a)                                     $      600,174
     14,330   Deutsche Bank AG                                             741,083
     65,095   Deutsche Telekom AG                                          870,300
     25,559   E.ON AG                                                    1,223,388
     12,888   Puma AG Rudolf Dassler Sport                               1,237,515
      3,034   SAP AG                                                       310,830
     19,754   Siemens AG                                                   984,771
     26,991   Singulus Technologies AG(a)                                  466,891
                                                                    --------------
                                                                         7,436,058
-------------------------------------------------------------------------------------
Ireland  2.3%
     64,115   Bank of Ireland                                              790,654
     12,075   Depfa Bank PLC                                               660,309
     47,975   Irish Life & Permanent PLC                                   556,817
                                                                    --------------
                                                                         2,007,780
-------------------------------------------------------------------------------------
Italy  5.7%
     69,462   ENI SpA                                                      989,926
     49,608   Merloni Elettrodomestici SpA                                 603,452
     60,660   Permasteelisa SpA                                          1,103,454
     60,568   Telecom Italia Mobile SpA                                    285,246
     58,600   Telecom Italia SpA                                           288,404
    168,785   Telecom Italia SpA                                         1,378,825
     99,199   UniCredito Italiano SpA                                      433,968
                                                                    --------------
                                                                         5,083,275
-------------------------------------------------------------------------------------
Netherlands  10.0%
     33,410   ABN AMRO Holdings N.V.                                       564,504
     32,279   Aegon N.V.                                                   328,173
     18,909   Akzo Nobel N.V.                                              420,361
     33,238   ASML Holdings N.V.(a)                                        287,105
     10,429   DSM N.V.                                                     456,240
     10,996   Heineken N.V.                                                408,274
     67,274   ING Groep N.V.                                             1,092,382
     68,115   Koninklijke (Royal) KPN N.V.(a)                              453,057
     23,835   Koninklijke (Royal) Philips Electronics N.V.                 443,420

    See Notes to Financial Statements                                      9

       Prudential Europe Growth Fund, Inc.
             Portfolio of Investments as of April 30, 2003 Cont'd.

Shares        Description                                           Value (Note 1)
----------------------------------------------------------------------------------------
     31,962   Koninklijke Vendex KBB N.V.                           $      313,892
     50,223   Reed Elsevier N.V.                                           571,699
     87,376   Royal Dutch Petroleum Co.                                  3,573,802
                                                                    --------------
                                                                         8,912,909
-------------------------------------------------------------------------------------
Spain  5.0%
     70,389   Banco Bilbao Vizcaya Argentaria SA                           708,558
     67,587   Banco Santander Central Hispano SA                           531,007
     41,964   Endesa SA                                                    595,233
    159,324   Iberia Lineas Aereas de Espana SA                            279,155
     18,320   Industria de Diseno Textil SA                                365,150
     24,156   Repsol YPF SA                                                351,803
    112,288   Telefonica SA(a)                                           1,241,859
      2,245   Telefonica SA(a)                                              24,829
     31,181   Vallehermoso SA                                              322,230
                                                                    --------------
                                                                         4,419,824
-------------------------------------------------------------------------------------
Sweden  3.4%
     30,951   AB SKF (Class 'B' Shares)                                    896,779
     45,499   Assa Abloy AB (Class 'B' Shares)                             433,869
     19,566   Getinge AB (Class 'B' Shares)                                442,524
     50,627   Skandinaviska Enskilda Banken AB (Class 'A' Shares)          526,095
     12,639   Tele2 AB (Class 'B' Shares)(a)                               421,831
    337,037   Telefonaktiebolaget LM Ericsson (Class 'B'
               Shares)(a)                                                  306,970
                                                                    --------------
                                                                         3,028,068
-------------------------------------------------------------------------------------
Switzerland  9.1%
     35,488   Credit Suisse Group(a)                                       847,756
      8,906   Nestle SA                                                  1,815,608
     64,972   Novartis AG                                                2,562,856
     16,053   Roche Holdings AG                                          1,021,436
      7,522   Swiss Reinsurance                                            491,373
     27,946   UBS AG                                                     1,325,905
                                                                    --------------
                                                                         8,064,934
-------------------------------------------------------------------------------------
United Kingdom  34.2%
     86,481   Allied Domecq PLC                                            485,146
     26,104   Anglo American PLC                                           373,818

    10                                     See Notes to Financial Statements

       Prudential Europe Growth Fund, Inc.
             Portfolio of Investments as of April 30, 2003 Cont'd.

Shares        Description                                           Value (Note 1)
----------------------------------------------------------------------------------------
     36,852   AstraZeneca PLC                                       $    1,445,964
     67,938   Aviva PLC                                                    477,761
    112,871   Barclays PLC                                                 779,762
    485,871   BP PLC                                                     3,078,996
     66,475   British Sky Broadcasting Group PLC(a)                        688,991
    186,506   BT Group PLC                                                 534,314
    239,998   Centrica PLC                                                 637,697
     94,311   Compass Group PLC                                            434,110
     75,831   Debenhams PLC                                                393,890
     67,618   Diageo PLC                                                   750,009
    145,530   GKN PLC                                                      479,143
    141,470   GlaxoSmithKline PLC                                        2,835,351
     74,130   HBOS PLC                                                     868,446
    238,620   HSBC Holdings PLC                                          2,614,323
     29,059   Imperial Tobacco Group PLC                                   486,264
    239,074   Lloyds TSB Group PLC                                       1,572,342
    181,799   Matalan PLC                                                  547,706
    171,095   MFI Furniture Group PLC                                      360,958
    117,871   Premier Farnell PLC                                          382,182
     31,707   Reckitt Benckiser PLC                                        559,207
     72,539   Royal Bank of Scotland Group PLC                           1,902,502
     32,037   Severn Trent PLC                                             366,103
    313,630   Tesco PLC                                                    992,494
    160,757   Tomkins PLC                                                  544,692
    163,528   Unilever PLC                                               1,607,356
  1,705,924   Vodafone Group PLC                                         3,367,221
     38,974   Whitbread PLC                                                385,888
     67,163   WPP Group PLC                                                477,946
                                                                    --------------
                                                                        30,430,582
                                                                    --------------
              Total common stocks (cost $87,194,383)                    87,319,436
                                                                    --------------

    See Notes to Financial Statements                                     11

       Prudential Europe Growth Fund, Inc.
             Portfolio of Investments as of April 30, 2003 Cont'd.

Shares        Description                                           Value (Note 1)
----------------------------------------------------------------------------------------
Preferred Stocks  0.5%
-------------------------------------------------------------------------------------
Republic of Germany
      1,189   Porsche AG (cost $421,945)                            $      437,885
                                                                    --------------
              Total Investments  98.7%
               (cost $87,616,328; Note 5)                               87,757,321
              Other assets in excess of liabilities  1.3%                1,192,024
                                                                    --------------
              Net Assets  100%                                      $   88,949,345
                                                                    --------------
                                                                    --------------

------------------------------
(a) Non-income producing security.
The following abbreviations are used in portfolio descriptions:
AB--Aktiebolag (Swedish Stock Company).
AG--Aktiengesellschaft (German Stock Company).
N.V.--Naamloze Vennootschap (Dutch Corporation).
Oyj--Osakehio (Finnish Corporation).
PLC--Public Limited Company (British Corporation).
SA--Sociedad Anomia (Spanish Corporation) or Societe Anonyme (French
Corporation).
SpA--Societa per Azioni (Italian Corporation).

    12                                     See Notes to Financial Statements

       Prudential Europe Growth Fund, Inc.
             Portfolio of Investments as of April 30, 2003 Cont'd.

The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of April 30, 2003 was as follows:

Telecommunication Service & Equipment..................................   13.6%
Financial Services.....................................................   12.9
Oil & Natural Gas Production...........................................   12.8
Pharmaceuticals........................................................   11.3
Banking................................................................    9.4
Foods..................................................................    5.1
Retail.................................................................    4.1
Automobiles & Auto Parts...............................................    3.1
Building & Construction................................................    3.0
Diversified Operations.................................................    2.9
Electrical Power.......................................................    2.0
Electronic Components..................................................    2.0
Beverages..............................................................    1.9
Household Products.....................................................    1.7
Chemicals..............................................................    1.5
Insurance..............................................................    1.5
Apparel................................................................    1.4
Media..................................................................    1.2
Metals.................................................................    1.0
Computer Products & Services...........................................    0.9
Cosmetics & Toiletries.................................................    0.9
Television.............................................................    0.8
Steel..................................................................    0.7
Tobacco................................................................    0.6
Healthcare Equipment & Supplies........................................    0.5
Public Works Construction..............................................    0.5
Minerals...............................................................    0.4
Paper..................................................................    0.4
Semiconductor Equipment & Devices......................................    0.3
Transport Services.....................................................    0.3
                                                                         -----
                                                                          98.7%
Other assets in excess of liabilities..................................    1.3
                                                                         -----
                                                                         100.0%
                                                                         -----
                                                                         -----

    See Notes to Financial Statements                                     13

       Prudential Europe Growth Fund, Inc.
            Statement of Assets and Liabilities

                                                                    April 30, 2003
----------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $87,616,328)                             $  87,757,321
Foreign currency, at value (cost $107,340)                                 108,410
Receivable for investments sold                                          1,341,809
Dividends and interest receivable                                          501,667
Receivable for Fund shares sold                                            357,260
Foreign tax reclaim receivable                                             259,240
Prepaid expenses                                                               648
                                                                    --------------
      Total assets                                                      90,326,355
                                                                    --------------
LIABILITIES
Payable for investments purchased                                          437,277
Payable for Fund shares reacquired                                         389,904
Payable to custodian                                                       240,902
Accrued expenses                                                           209,513
Management fee payable                                                      52,155
Distribution fee payable                                                    34,672
Deferred directors' fees                                                    12,587
                                                                    --------------
      Total liabilities                                                  1,377,010
                                                                    --------------
                                                                     $  88,949,345
                                                                    --------------
                                                                    --------------
NET ASSETS
Net assets were comprised of:
   Common stock, at par                                              $       8,699
   Paid-in capital in excess of par                                    127,459,395
                                                                    --------------
                                                                       127,468,094
   Undistributed net investment income                                     518,436
   Accumulated net realized loss on investments and foreign
      currency transactions                                            (39,214,628)
   Net unrealized appreciation on investments and foreign
      currencies                                                           177,443
                                                                    --------------
Net assets, April 30, 2003                                           $  88,949,345
                                                                    --------------
                                                                    --------------

    14                                     See Notes to Financial Statements

       Prudential Europe Growth Fund, Inc.
             Statement of Assets and Liabilities Cont'd.

                                                                    April 30, 2003
----------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share ($53,019,192 /
      5,062,813 shares of common stock issued and outstanding)              $10.47
   Maximum sales charge (5% of offering price)                                 .55
   Maximum offering price to public                                         $11.02
                                                                    --------------
                                                                    --------------
Class B:
   Net asset value, offering price and redemption price per share
      ($26,346,564 / 2,695,390 shares of common stock issued and
      outstanding)                                                           $9.77
                                                                    --------------
                                                                    --------------
Class C:
   Net asset value and redemption price per share ($4,677,207 /
      477,705 shares of common stock issued and outstanding)                 $9.79
   Sales charge (1% of offering price)                                         .10
   Offering price to public                                                  $9.89
                                                                    --------------
                                                                    --------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($4,906,382 / 463,520 shares of common stock issued and
      outstanding)                                                          $10.59
                                                                    --------------
                                                                    --------------

    See Notes to Financial Statements                                     15

       Prudential Europe Growth Fund, Inc.
             Statement of Operations

                                                                         Year
                                                                        Ended
                                                                    April 30, 2003
----------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Dividends (net of foreign withholding taxes of $375,843)          $   2,763,988
   Interest                                                                  5,961
                                                                    --------------
      Total income                                                       2,769,949
                                                                    --------------
Expenses
   Management fee                                                          766,403
   Distribution fee--Class A                                               142,226
   Distribution fee--Class B                                               339,887
   Distribution fee--Class C                                                55,665
   Transfer agent's fees and expenses                                      435,000
   Custodian's fees and expenses                                           243,000
   Reports to shareholders                                                  65,000
   Registration fees                                                        65,000
   Audit fee                                                                39,000
   Legal fees and expenses                                                  30,000
   Directors' fees                                                           7,000
   Miscellaneous                                                             7,418
                                                                    --------------
      Total operating expenses                                           2,195,599
                                                                    --------------
   Loan interest expense (Note 7)                                              789
                                                                    --------------
      Total expenses                                                     2,196,388
                                                                    --------------
Net investment income                                                      573,561
                                                                    --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS
Net realized gain (loss) on:
   Investment transactions                                             (27,462,306)
   Foreign currency transactions                                            16,187
                                                                    --------------
                                                                       (27,446,119)
                                                                    --------------
Net change in unrealized appreciation on:
   Investments                                                           1,632,795
   Foreign currencies                                                       23,375
                                                                    --------------
                                                                         1,656,170
                                                                    --------------
Net loss on investments and foreign currencies                         (25,789,949)
                                                                    --------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $ (25,216,388)
                                                                    --------------
                                                                    --------------

    16                                     See Notes to Financial Statements

       Prudential Europe Growth Fund, Inc.
             Statement of Changes in Net Assets

                                                        Year Ended April 30,
                                                   -------------------------------
                                                        2003             2002
----------------------------------------------------------------------------------
DECREASE IN NET ASSETS
Operations
   Net investment gain (loss)                       $     573,561    $    (260,975)
   Net realized loss on investment and foreign
      currency transactions                           (27,446,119)      (6,065,433)
   Net change in unrealized appreciation
      (depreciation) on investments and foreign
      currencies                                        1,656,170      (22,728,484)
                                                   --------------    -------------
   Net decrease in net assets resulting from
      operations                                      (25,216,388)     (29,054,892)
                                                   --------------    -------------
Fund share transactions (net of share
   conversions)
   (Note 6)
   Net proceeds from shares sold                       66,479,862       85,853,844
   Cost of shares reacquired                          (90,336,475)    (124,070,829)
                                                   --------------    -------------
Net decrease in net assets from Fund share
   transactions                                       (23,856,613)     (38,216,985)
                                                   --------------    -------------
Total decrease                                        (49,073,001)     (67,271,877)
NET ASSETS
Beginning of year                                     138,022,346      205,294,223
                                                   --------------    -------------
End of year(a)                                      $  88,949,345    $ 138,022,346
                                                   --------------    -------------
                                                   --------------    -------------
------------------------------
(a) Includes undistributed net investment
    income of:                                      $     518,436               --
                                                   --------------    -------------

    See Notes to Financial Statements                                     17

       Prudential Europe Growth Fund, Inc.
             Notes to Financial Statements

      Prudential Europe Growth Fund, Inc. (the 'Fund') is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek long-term capital growth by investing primarily in equity securities of companies domiciled in Europe. The Fund was incorporated in Maryland on March 18, 1994 and commenced investment operations on July 13, 1994.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

      Securities Valuation:    Securities listed on a securities exchange or
Nasdaq (whether domestic or foreign) are valued at the last sale price on such exchange or system on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked price or at the last bid price on such day in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including securities listed on exchanges whose primary market is believed to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Securities for which reliable market quotations are not readily available or for which the pricing agent or principal market maker does not provide a valuation or methodology, or provides a valuation or methodology that, in the judgment of the manager or subadviser, does not represent fair value, are valued at fair value by a Valuation Committee appointed by the Board of Directors in consultation with the manager and subadviser.

      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value.

      Repurchase Agreements:    In connection with transactions in repurchase
agreements, it is the Fund's policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

       Prudential Europe Growth Fund, Inc.
             Notes to Financial Statements Cont'd.

      Foreign Currency Translation:    The books and records of the Fund are
maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, other assets and liabilities--at the closing daily rates of exchange;

      (ii) purchases and sales of investment securities, income and expenses--at the rates of exchange prevailing on the respective dates of such transactions.

      Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the fiscal year. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the year. Accordingly, such realized foreign currency gains and losses are included in the reported net realized gain (loss) on investment transactions.

      Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains or losses from foreign currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of interest, dividends and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at year end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized and unrealized gains and losses from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income, including amortization of premium and accretion of discount on debt securities, as required is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.
                                                                          19

       Prudential Europe Growth Fund, Inc.
             Notes to Financial Statements Cont'd.

      Net investment income or loss (other than distribution fees, which are charged directly to the respective class) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Dividends and Distributions:    The Fund expects to pay dividends of net
investment income and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified to paid in capital when they arise.

      Taxes:    For federal income tax purposes, it is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments LLC ('PI'). Pursuant to a subadvisory agreement between PI and Gartmore Global Partners ('Gartmore'), Gartmore furnishes investment advisory services in connection with the management of the Fund. Under the subadvisory agreement, Gartmore, subject to the supervision of PI, is responsible for managing the assets of the Fund in accordance with its objectives and policies. PI pays for the services of Gartmore, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid to PI is computed daily and payable monthly, at an annual rate of .75 of 1% of the Fund's average daily net assets.

      The Fund has a distribution agreement with Prudential Investments Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1%,of the

       Prudential Europe Growth Fund, Inc.
             Notes to Financial Statements Cont'd.

average daily net assets of the Class A, B and C shares, respectively. PIMS has contractually agreed to limit such fees to .25% on the average daily net assets of the Class A shares.

      PIMS has advised the Fund that it has received approximately $11,600 and $3,500 in front-end sales charges resulting from sales of Class A shares and Class C shares, respectively, during the year ended April 30, 2003. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has also advised the Fund that for the year ended April 30, 2003, it has received approximately $73,300 and $5,000 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

      PI and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. ('Prudential').

Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund's transfer agent. During the year ended April 30, 2003, the Fund incurred fees of approximately $284,000 for the services of PMFS. As of April 30, 2003 approximately $21,000 of such fees were due to PMFS. Transfer agent's fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

      The Fund pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. The Fund incurred approximately $46,100 in total networking fees, of which the amount relating to the services of Prudential Securities, Inc. ('PSI'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential was approximately $34,300 for the year ended April 30, 2003. As of April 30, 2003, approximately $2,500 of such fees were due to PSI. These amounts are included in transfer agent's fees and expenses in the Statement of Operations.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the year ended April 30, 2003 were $109,212,795 and $132,453,527, respectively.

Note 5. Tax Information
In order to present undistributed net investment income (loss) and accumulated net realized gains (losses) on the Statement of Assets and Liabilities that more closely
                                                                          21

       Prudential Europe Growth Fund, Inc.
             Notes to Financial Statements Cont'd.

represent their tax character, certain adjustments have been made to paid-in-capital in excess of par, undistributed net investment income (loss) and accumulated net realized gain (loss) on investments. For the year ended April 30, 2003, the adjustments were to increase net investment income and increase accumulated net realized loss on investments by $16,187 due to reclassification of net foreign currency gain. Net investment income, net realized losses and net assets were not affected by this change.

      As of April 30, 2003, the Fund had distributable earnings of $518,436 on a tax basis. In addition, the approximate capital loss carryforward was $21,367,000 which expires in 2011. Accordingly, no capital gain distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward. The tax basis differs from the amount shown on the Statement of Assets and Liabilities primarily due to the deferral for federal tax purposes of post-October capital losses of approximately $11,445,000 and other cumulative timing differences.
      The United States federal income tax basis of the Fund's investments and the net unrealized appreciation as of April 30, 2003 were as follows:

                                                     Other Cost
  Tax Basis                                             Basis        Net Unrealized
of Investments     Appreciation     Depreciation     Adjustments      Depreciation
--------------     ------------     ------------     -----------     --------------
 $ 94,019,169       $ 3,987,821     $(10,249,669)      $36,450        $ (6,225,398)

      The differences between book and tax basis are primarily attributable to deferred losses on wash sales.

Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

       Prudential Europe Growth Fund, Inc.
             Notes to Financial Statements Cont'd.

      There are 2 billion shares of $.001 par value common stock authorized and divided into four classes, designated Class A, Class B, Class C and Class Z Shares, each consisting of 500,000,000 authorized shares.

      Transactions in shares of beneficial interest were as follows:

Class A                                                       Shares          Amount
----------------------------------------------------------  -----------    -------------
Year ended April 30, 2003:
Shares sold                                                   4,038,386    $  41,634,586
Shares reacquired                                            (5,186,116)     (54,080,349)
                                                            -----------    -------------
Net decrease in shares outstanding before conversion         (1,147,730)     (12,445,763)
Shares issued upon conversion from Class B                      586,256        6,129,468
                                                            -----------    -------------
Net decrease in shares outstanding                             (561,474)   $  (6,316,295)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended April 30, 2002:
Shares sold                                                   4,714,359    $  61,890,072
Shares reacquired                                            (6,223,329)     (81,908,680)
                                                            -----------    -------------
Net decrease in shares outstanding before conversion         (1,508,970)     (20,018,608)
Shares issued upon conversion from Class B                    2,564,679       31,344,411
                                                            -----------    -------------
Net increase in shares outstanding                            1,055,709    $  11,325,803
                                                            -----------    -------------
                                                            -----------    -------------
Class B
----------------------------------------------------------
Year ended April 30, 2003:
Shares sold                                                     721,357    $   7,089,117
Shares reacquired                                            (1,530,900)     (15,174,516)
                                                            -----------    -------------
Net decrease in shares outstanding before conversion           (809,543)      (8,085,399)
Shares reacquired upon conversion into Class A                 (625,705)      (6,129,468)
                                                            -----------    -------------
Net decrease in shares outstanding                           (1,435,248)   $ (14,214,867)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended April 30, 2002:
Shares sold                                                     575,785    $   7,052,165
Shares reacquired                                            (1,810,833)     (22,212,729)
                                                            -----------    -------------
Net decrease in shares outstanding before conversion         (1,235,048)     (15,160,564)
Shares reacquired upon conversion into Class A               (2,715,664)     (31,344,411)
                                                            -----------    -------------
Net decrease in shares outstanding                           (3,950,712)   $ (46,504,975)
                                                            -----------    -------------
                                                            -----------    -------------
Class C
----------------------------------------------------------
Year ended April 30, 2003:
Shares sold                                                     824,684    $   7,969,331
Shares reacquired                                              (968,242)      (9,417,156)
                                                            -----------    -------------
Net decrease in shares outstanding                             (143,558)   $  (1,447,825)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended April 30, 2002:
Shares sold                                                     569,403    $   6,971,944
Shares reacquired                                              (720,046)      (8,872,616)
                                                            -----------    -------------
Net decrease in shares outstanding                             (150,643)   $  (1,900,672)
                                                            -----------    -------------
                                                            -----------    -------------

                                                                          23

       Prudential Europe Growth Fund, Inc.
             Notes to Financial Statements Cont'd.

Class Z                                                       Shares          Amount
----------------------------------------------------------  -----------    -------------
Year ended April 30, 2003:
Shares sold                                                     929,494    $   9,786,828
Shares reacquired                                            (1,093,443)     (11,664,454)
                                                            -----------    -------------
Net decrease in shares outstanding                             (163,949)   $  (1,877,626)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended April 30, 2002:
Shares sold                                                     774,843    $   9,939,663
Shares reacquired                                              (853,995)     (11,076,804)
                                                            -----------    -------------
Net decrease in shares outstanding                              (79,152)   $  (1,137,141)
                                                            -----------    -------------
                                                            -----------    -------------

Note 7. Borrowings
The Fund, along with other affiliated registered investment companies ('the Funds'), is a party to a syndicated credit agreement ('SCA') with a group of banks. For the year ended April 30, 2003, the amount of the commitment was $500 million from May 1, 2002 through May 2, 2002. On May 3, 2002, the Funds renewed and amended the SCA, which effectively increased the banks' commitment to $800 million and allows the Funds to increase the commitment to $1 billion, if necessary. Interest on any borrowings under the SCA will be incurred at market rates. The Funds pay a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued and paid quarterly and is allocated to the Funds pro rata, based on net assets. The purpose of the SCA is to serve as an alternative source of funds to facilitate capital share redemptions. The expiration date of the SCA is May 2, 2003. On May 2, 2003, the SCA was renewed under the same terms and conditions ('May 2003 renewal'). The expiration date of the May 2003 renewal is April 30, 2004.

      The Fund utilized the line of credit during the year ended April 30, 2003. The average daily balances for the 4 days the Fund had debt outstanding during the year ended was approximately $4,047,500 at a weighted average interest rate of approximately 1.75%.

Note 8. Plan of Reorganization
On May 29, 2003, the Directors of the Fund approved an Agreement and Plan of Reorganization and Liquidation (the 'Plan'), under which Europe Growth Fund will transfer all of its assets to, and all of its liabilities will be assumed by Prudential Global Growth Fund (which is a series of Prudential World Fund, Inc.). Prudential Global Growth Fund will be the surviving fund, and each whole and fractional share of each class of Europe Growth Fund will be exchanged for whole and fractional shares of equal net asset value of the same class of Global Growth Fund.

      The Plan is subject to approval by the shareholders of Prudential Europe Growth Fund at a shareholder meeting scheduled for September 17, 2003. If the Plan is approved, it is expected that the reorganization will occur in September 2003. Europe Growth Fund will bear its proportional share of the costs of the reorganization, including the cost of proxy solicitation.

                                                        ANNUAL REPORT
                                                        APRIL 30, 2003


            PRUDENTIAL
            EUROPE GROWTH FUND, INC.
--------------------------------------------------------------------------------


                                                        FINANCIAL HIGHLIGHTS

       Prudential Europe Growth Fund, Inc.
             Financial Highlights

                                                                       Class A
                                                                    --------------
                                                                      Year Ended
                                                                    April 30, 2003
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:(a)
Net asset value, beginning of year                                     $  12.87
                                                                    --------------
Income from investment operations
Net investment income (loss)                                                .09
Net realized and unrealized gain (loss) on investments and
   foreign currency transactions                                          (2.49)
                                                                    --------------
      Total from investment operations                                    (2.40)
                                                                    --------------
Less distributions
Distributions in excess of net investment income                             --
Distributions from net realized gains on investments and
   foreign currency transactions                                             --
                                                                    --------------
      Total distributions                                                    --
                                                                    --------------
Net asset value, end of year                                           $  10.47
                                                                    --------------
                                                                    --------------
TOTAL RETURN(b)                                                          (18.65)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                          $ 53,019
Average net assets (000)                                               $ 56,891
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees(c)            1.87%
   Expenses, excluding distribution and service (12b-1) fees               1.62%
   Net investment income (loss)                                             .84%
For Class A, B, C and Z shares:
   Portfolio turnover rate                                                  107%

------------------------------
(a) Based on weighted average shares outstanding, by class.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c) For the year ended April 30, 2003, the distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average net assets of Class A shares.

    26                                     See Notes to Financial Statements

       Prudential Europe Growth Fund, Inc.
             Financial Highlights Cont'd.

                                       Class A
-------------------------------------------------------------------------------------
                                Year Ended April 30,
-------------------------------------------------------------------------------------
      2002                 2001                 2000                 1999
-------------------------------------------------------------------------------------
    $  15.03             $  21.63             $  18.80             $  19.91
    --------             --------         ----------------         --------
         .02                 (.05)                (.04)                 .03
       (2.18)               (4.61)                3.83                  .28
    --------             --------         ----------------         --------
       (2.16)               (4.66)                3.79                  .31
    --------             --------         ----------------         --------
          --                   --                   --                 (.24)
          --                (1.94)                (.96)               (1.18)
    --------             --------         ----------------         --------
          --                (1.94)                (.96)               (1.42)
    --------             --------         ----------------         --------
    $  12.87             $  15.03             $  21.63             $  18.80
    --------             --------         ----------------         --------
    --------             --------         ----------------         --------
      (14.37)%             (21.66)%              20.27%                2.03%
    $ 72,367             $ 68,664             $104,031             $ 78,074
    $ 66,709             $ 85,358             $ 85,317             $ 67,286
        1.63%                1.43%                1.37%                1.43%
        1.38%                1.18%                1.12%                1.18%
         .17%                (.27)%               (.18)%                .15%
         212%                  39%                  79%                  62%

    See Notes to Financial Statements                                     27

       Prudential Europe Growth Fund, Inc.
             Financial Highlights Cont'd.

                                                                       Class B
                                                                    --------------
                                                                      Year Ended
                                                                    April 30, 2003
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:(a)
Net asset value, beginning of year                                     $  12.10
                                                                    --------------
Income from investment operations
Net investment income (loss)                                                .01
Net realized and unrealized gain (loss) on investments and
   foreign currency transactions                                          (2.34)
                                                                    --------------
      Total from investment operations                                    (2.33)
                                                                    --------------
Less distributions
Distributions in excess of net investment income                             --
Distributions from net realized gains on investments and
   foreign currency transactions                                             --
                                                                    --------------
      Total distributions                                                    --
                                                                    --------------
Net asset value, end of year                                           $   9.77
                                                                    --------------
                                                                    --------------
TOTAL RETURN(b)                                                          (19.26)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                          $ 26,347
Average net assets (000)                                               $ 33,989
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees               2.62%
   Expenses, excluding distribution and service (12b-1) fees               1.62%
   Net investment income (loss)                                             .08%

------------------------------
(a) Based on weighted average shares outstanding, by class.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

    28                                     See Notes to Financial Statements

       Prudential Europe Growth Fund, Inc.
             Financial Highlights Cont'd.

                                       Class B
-------------------------------------------------------------------------------------
                                Year Ended April 30,
-------------------------------------------------------------------------------------
      2002                 2001                 2000                 1999
-------------------------------------------------------------------------------------
    $  14.23             $  20.82             $  18.26             $  19.35
    --------         ----------------     ----------------     ----------------
        (.06)                (.17)                (.18)                (.11)
       (2.07)               (4.48)                3.70                  .30
    --------         ----------------     ----------------     ----------------
       (2.13)               (4.65)                3.52                  .19
    --------         ----------------     ----------------     ----------------
          --                   --                   --                 (.10)
          --                (1.94)                (.96)               (1.18)
    --------         ----------------     ----------------     ----------------
          --                (1.94)                (.96)               (1.28)
    --------         ----------------     ----------------     ----------------
    $  12.10             $  14.23             $  20.82             $  18.26
    --------         ----------------     ----------------     ----------------
    --------         ----------------     ----------------     ----------------
      (14.97)%             (22.50)%              19.38%                1.39%
    $ 49,985             $114,966             $198,260             $196,247
    $ 74,536             $153,025             $193,811             $191,220
        2.38%                2.18%                2.12%                2.18%
        1.38%                1.18%                1.12%                1.18%
        (.49)%              (1.00)%               (.92)%               (.57)%

    See Notes to Financial Statements                                     29

       Prudential Europe Growth Fund, Inc.
             Financial Highlights Cont'd.

                                                                       Class C
                                                                    --------------
                                                                      Year Ended
                                                                    April 30, 2003
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:(a)
Net asset value, beginning of year                                      $12.12
                                                                       -------
Income from investment operations
Net investment income (loss)                                               .01
Net realized and unrealized gain (loss) on investments and
   foreign currency transactions                                         (2.34)
                                                                       -------
      Total from investment operations                                   (2.33)
                                                                       -------
Less distributions
Distributions in excess of net investment income                            --
Distributions from net realized gains on investments and
   foreign currency transactions                                            --
                                                                       -------
      Total distributions                                                   --
                                                                       -------
Net asset value, end of year                                            $ 9.79
                                                                       -------
                                                                       -------
TOTAL RETURN(b)                                                         (19.22)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                           $4,677
Average net assets (000)                                                $5,567
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees              2.62%
   Expenses, excluding distribution and service (12b-1) fees              1.62%
   Net investment income (loss)                                            .10%

------------------------------
(a) Based on weighted average shares outstanding, by class.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

    30                                     See Notes to Financial Statements

       Prudential Europe Growth Fund, Inc.
             Financial Highlights Cont'd.

                                       Class C
-------------------------------------------------------------------------------------
                                Year Ended April 30,
-------------------------------------------------------------------------------------
      2002                 2001                 2000                 1999
-------------------------------------------------------------------------------------
     $14.25              $  20.83             $  18.25             $  19.38
    -------              --------             --------             --------
       (.07)                 (.18)                (.18)                (.11)
      (2.06)                (4.46)                3.72                  .26
    -------              --------             --------             --------
      (2.13)                (4.64)                3.54                  .15
    -------              --------             --------             --------
         --                    --                   --                 (.10)
         --                 (1.94)                (.96)               (1.18)
    -------              --------             --------             --------
         --                 (1.94)                (.96)               (1.28)
    -------              --------             --------             --------
     $12.12              $  14.25             $  20.83             $  18.25
    -------              --------             --------             --------
    -------              --------             --------             --------
     (14.95)%              (22.40)%              19.45%                1.18%
     $7,531              $ 10,996             $ 17,501             $ 15,073
     $8,573              $ 14,393             $ 15,974             $ 13,465
       2.38%                 2.18%                2.12%                2.18%
       1.38%                 1.18%                1.12%                1.18%
       (.54)%               (1.02)%               (.93)%               (.61)%

    See Notes to Financial Statements                                     31

       Prudential Europe Growth Fund, Inc.
             Financial Highlights Cont'd.

                                                                       Class Z
                                                                    --------------
                                                                      Year Ended
                                                                    April 30, 2003
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:(a)
Net asset value, beginning of year                                      $12.97
                                                                       -------
Income from investment operations
Net investment income (loss)                                               .11
Net realized and unrealized gain (loss) on investments and
   foreign currency transactions                                         (2.49)
                                                                       -------
      Total from investment operations                                   (2.38)
                                                                       -------
Less distributions
Distributions in excess of net investment income                            --
Distributions from net realized gains on investments and
   foreign currency transactions                                            --
                                                                       -------
      Total distributions                                                   --
                                                                       -------
Net asset value, end of year                                            $10.59
                                                                       -------
                                                                       -------
TOTAL RETURN(b)                                                         (18.35)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                           $4,906
Average net assets (000)                                                $5,741
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees              1.62%
   Expenses, excluding distribution and service (12b-1) fees              1.62%
   Net investment income (loss)                                           1.05%

------------------------------
(a) Based on weighted average shares outstanding, by class.
(b) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

    32                                     See Notes to Financial Statements

       Prudential Europe Growth Fund, Inc.
             Financial Highlights Cont'd.

                                       Class Z
-------------------------------------------------------------------------------------
                                Year Ended April 30,
-------------------------------------------------------------------------------------
      2002                 2001                 2000                 1999
-------------------------------------------------------------------------------------
     $15.10              $  21.74             $  18.83             $  19.93
    -------              --------             --------             --------
        .06                  (.01)                 .01                  .05
      (2.19)                (4.69)                3.86                  .31
    -------              --------             --------             --------
      (2.13)                (4.70)                3.87                  .36
    -------              --------             --------             --------
         --                    --                   --                 (.28)
         --                 (1.94)                (.96)               (1.18)
    -------              --------             --------             --------
         --                 (1.94)                (.96)               (1.46)
    -------              --------             --------             --------
     $12.97              $  15.10             $  21.74             $  18.83
    -------              --------             --------             --------
    -------              --------             --------             --------
     (14.11)%              (21.74)%              20.67%                2.35%
     $8,140              $ 10,668             $ 15,516             $ 10,972
     $8,486              $ 13,144             $ 12,455             $  8,572
       1.38%                 1.18%                1.12%                1.18%
       1.38%                 1.18%                1.12%                1.18%
        .46%                 (.03)%                .08%                 .25%

    See Notes to Financial Statements                                     33

       Prudential Europe Growth Fund, Inc.
             Report of Independent Auditors

To the Shareholders and Board of Directors of Prudential Europe Growth Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Europe Growth Fund, Inc. (the 'Fund') at April 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
June 23, 2003

       Prudential Europe Growth Fund, Inc.
             Federal Income Tax Information (Unaudited)

      The Fund has elected to give the benefit of foreign tax credits to its shareholders. Accordingly, shareholders who must report their gross income dividends and distributions in a federal income tax return will be entitled to a foreign tax credit, or an itemized deduction in computing their U.S. income tax liability. It is generally more advantageous to claim rather than take a deduction. For the fiscal year ended April 30, 2003 the Fund intends on passing through $.04 per share of ordinary income distributions as a foreign tax credit.

      For the purpose of preparing your annual federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099-DIV or substitute 1099-DIV.
                                                                          35

    Prudential Europe Growth Fund, Inc.
                            www.prudential.com    (800) 225-1852

             Management of the Fund (Unaudited)

      Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be 'interested persons' of the Fund as defined in the Investment Company Act of 1940, as amended (the 1940 Act) are referred to as 'Independent Directors.' Directors who are deemed to be 'interested persons' of the Fund are referred to as 'Interested Directors.' 'Fund Complex' consists of the Fund and any other investment companies managed by Prudential Investments LLC (PI).
       Independent Directors1

                                                                                                Number of
                                                 Term of                                      Portfolios in
                                                Office***                                     Fund
ComplexD           Other
                                Position      and Length of       Principal Occupations        Overseen by
Directorships Held
Name, Address** and Age         With Fund      Time Served        During Past Five Years        Director       by
the Director****
------------------------------------------------------------------------------------------------------------------------------------
Delayne Dedrick Gold (64)       Director        since 1996    Marketing Consultant
129                 --
                                                              (1982-present); formerly
                                                              Senior Vice President and
                                                              Member of the Board of
                                                              Directors, Prudential Bache
                                                              Securities, Inc.

Robert E. La Blanc (69)         Director        since 1996    President (since 1981) of            108
Director of Storage
                                                              Robert E. La Blanc Associates,
Technology Corporation
                                                              Inc. (telecommunications);
(technology) (since
                                                              formerly General Partner at                    1979),
Chartered
                                                              Salomon Brothers and
Semiconductor
                                                              Vice-Chairman of Continental
Manufacturing, Ltd.
                                                              Telecom; Trustee of Manhattan
(Singapore) (since
                                                              College.                                       1998),
Titan

Corporation

(electronics) (since
                                                                                                             1995),
Computer

Associates

International, Inc.
                                                                                                             (since
2002) (software

company); Director
                                                                                                             (since
1999) of First

Financial Fund, Inc.
                                                                                                             and
Director (since
                                                                                                             April
1999) of The High
                                                                                                             Yield
Plus Fund, Inc.

Robin B. Smith (63)             Director        since 1994    Chairman of the Board (since         100
Director of BellSouth
                                                              January 2003) of Publishers
Corporation (since
                                                              Clearing House (direct                         1992).
                                                              marketing), formerly Chairman
                                                              and Chief Executive Officer
                                                              (August 1996-December 2002) of
                                                              Publishers Clearing House.

Stephen Stoneburn (59)          Director        since 1996    President and Chief Executive
106                 --
                                                              Officer (since June 1996) of
                                                              Quadrant Media Corp. (a
                                                              publishing company); formerly
                                                              President (June 1995 - June
                                                              1996) of Argus Integrated
                                                              Media, Inc.; Senior Vice
                                                              President and Managing
                                                              Director (January 1993 - 1995)
                                                              of Cowles Business Media and
                                                              Senior Vice President of
                                                              Fairchild Publications, Inc.
                                                              (1975 - 1989).

    36                                                                    37

    Prudential Europe Growth Fund, Inc.
                                      www.prudential.com    (800) 225-1852

             Management of the Fund (Unaudited) Cont'd.

                                                                                                Number of
                                                 Term of                                      Portfolios in
                                                Office***                                     Fund
ComplexD           Other
                                Position      and Length of       Principal Occupations        Overseen by
Directorships Held
Name, Address** and Age         With Fund      Time Served        During Past Five Years        Director       by
the Director****
------------------------------------------------------------------------------------------------------------------------------------
Clay T. Whitehead (64)          Director        since 1999    President (since 1983) of            125
Director (since 2000)
                                                              National Exchange Inc. (new                    of
First Financial
                                                              business development firm).                    Fund,
Inc., and

Director (since 2000)
                                                                                                             of The
High Yield Plus
                                                                                                             Fund,
Inc.

       Interested Directors
       --------------------

                                                                                                Number of
                                                 Term of                                      Portfolios in
                                                Office***                                     Fund
ComplexD           Other
                                Position      and Length of       Principal Occupations        Overseen by
Directorships Held
Name, Address** and Age         With Fund      Time Served        During Past Five Years        Director       by
the Director****
------------------------------------------------------------------------------------------------------------------------------------
*Robert F. Gunia (56)           Director and    since 1996    Executive Vice President and         188       Vice
President and
                                Vice                          Chief Administrative Officer
Director (since May
                                President                     (since June 1999) of PI;                       1989)
and Treasurer
                                                              Executive Vice President and                   (since
1999) of The
                                                              Treasurer (since January 1996)                 Asia
Pacific Fund, Inc.
                                                              of PI; President (since April
                                                              1999) of Prudential Investment
                                                              Management Services LLC
                                                              (PIMS); Corporate Vice
                                                              President (since September
                                                              1997) of The Prudential
                                                              Insurance Company of America;
                                                              Director, Executive Vice
                                                              President and Chief
                                                              Administrative Officer (since
                                                              May 2003) of American Skandia
                                                              Investment Services, Inc.;
                                                              Director, Executive Vice
                                                              President and Chief
                                                              Administrative Officer (since
                                                              May 2003) of American Skandia
                                                              Advisory Services, Inc.;
                                                              Director and Executive Vice
                                                              President (since May 2003) of
                                                              American Skandia Fund
                                                              Services, Inc.; formerly
                                                              Senior Vice President (March
                                                              1987-May 1999) of Prudential
                                                              Securities Incorporated (PSI).

*Judy A. Rice (55)              Director        since 2000    President, Chief Executive
129                 --
                                and                           Officer, Chief Operating
                                President       since 2003    Officer and Officer-in-Charge
                                                              (since 2003) of PI; Director,
                                                              Officer-in-Charge, President,
                                                              Chief Executive Officer and
                                                              Chief Operating Officer (since
                                                              May 2003) of American Skandia
                                                              Advisory Services, Inc.;
                                                              Director, Officer-in-Charge,

    38                                                                    39

       Prudential Europe Growth Fund, Inc.
                               www.prudential.com     (800) 225-1852

             Management of the Fund (Unaudited) Cont'd.

                                                                                                Number of
                                                 Term of                                      Portfolios in
                                                Office***                                     Fund ComplexD
  Other
                                Position      and Length of       Principal Occupations        Overseen by
Directorships Held
Name, Address** and Age         With Fund      Time Served        During Past Five Years        Director       by
the Director****
------------------------------------------------------------------------------------------------------------------------------------
                                                              President, Chief Executive
                                                              Officer and Chief Operating
                                                              Officer (since May 2003) of
                                                              American Skandia Investment
                                                              Services, Inc.; Director,
                                                              Officer-in-Charge, President,
                                                              Chief Executive Officer (since
                                                              May 2003) of American Skandia
                                                              Fund Services, Inc.; formerly
                                                              various positions to Senior
                                                              Vice President (1992-1999) of
                                                              PSI; and various positions to
                                                              Managing Director (1975-1992)
                                                              of Salomon Smith Barney;
                                                              Member of Board of Governors
                                                              of the Money Management
                                                              Institute.

      Information pertaining to the Officers of the Fund who are not also Directors is set forth below.

      Officers
      --------

                                                 Term of
                                                Office***
                                Position      and Length of       Principal Occupations
Name, Address** and Age         With Fund      Time Served        During Past Five Years
--------------------------------------------------------------------------------------------
Marguerite E.H. Morrison (47)   Chief Legal     since 2003    Vice President and Chief Legal
                                Officer                       Officer - Mutual Funds and
                                and                           Unit Investment Trusts (since
                                Assistant       since 2002    August 2000) of Prudential;
                                Secretary                     Senior Vice President and
                                                              Secretary (since April 2003)
                                                              of PI; Senior Vice President
                                                              and Secretary (since May 2003)
                                                              of American Skandia Investment
                                                              Services, Inc.; Senior Vice
                                                              President and Secretary (since
                                                              May 2003) of American Skandia
                                                              Advisory Services, Inc.;
                                                              Senior Vice President and
                                                              Secretary (since May 2003) of
                                                              American Skandia Fund
                                                              Services, Inc.; Vice President
                                                              and Assistant Secretary of
                                                              PIMS (since October 2001),
                                                              previously Senior Vice
                                                              President and Assistant
                                                              Secretary (February 2001-April
                                                              2003) of PI; Vice President
                                                              and Associate General Counsel
                                                              (December 1996-February 2001)
                                                              of PI and Vice President and
                                                              Associate General Counsel
                                                              (September 1987-September
                                                              1996) of PSI.

    40                                                                    41

       Prudential Europe Growth Fund, Inc.
                                www.prudential.com     (800) 225-1852

             Management of the Fund (Unaudited) Cont'd.

                                                 Term of
                                                Office***
                                Position      and Length of       Principal Occupations
Name, Address** and Age         With Fund      Time Served        During Past Five Years
--------------------------------------------------------------------------------------------
Grace C. Torres (44)            Treasurer       since 1995    Senior Vice President (since
                                and                           January 2000) of PI; Senior
                                Principal                     Vice President and Assistant
                                Financial                     Treasurer (since May 2003) of
                                and                           American Skandia Investment
                                Accounting                    Services, Inc. and American
                                Officer                       Skandia Advisory Services,
                                                              Inc.; formerly First Vice
                                                              President (December
                                                              1996-January 2000) of PI and
                                                              First Vice President (March
                                                              1993-1999) of PSI.

Jonathan D. Shain (44)          Secretary       since 2001    Vice President and Corporate
                                                              Counsel (since August 1998) of
                                                              Prudential; Vice President and
                                                              Assistant Secretary (since May
                                                              2003) of American Skandia
                                                              Investment Services, Inc.;
                                                              Vice President and Assistant
                                                              Secretary (since May 2003) of
                                                              American Skandia Fund
                                                              Services, Inc.; formerly
                                                              Attorney with Fleet Bank, N.A.
                                                              (January 1997 - July 1998) and
                                                              Associate Counsel (August 1994
                                                              -January 1997) of New York
                                                              Life Insurance Company.

Maryanne Ryan (38)              Anti-Money      Since 2002    Vice President, Prudential
                                Laundering                    (since November 1998); First
                                Compliance                    Vice President, PSI (March
                                Officer                       1997-May 1998); Anti-Money
                                                              Laundering Officer of American
                                                              Skandia Investment Services,
                                                              Inc., American Skandia
                                                              Advisory Services, Inc. and
                                                              American Skandia Marketing,
                                                              Inc.

    42                                                                    43

       Prudential Europe Growth Fund, Inc.
                               www.prudential.com     (800) 225-1852

             Management of the Fund (Unaudited) Cont'd.

    1 Effective April 23, 2003, Nancy H. Teeters assumed the position of Trustee
      Emeritus and David R. Odenath, Jr. resigned as Trustee of the Fund.
    * 'Interested' Director, as defined in the 1940 Act, by reason of employment with the Manager (Prudential Investments LLC or PI), the Subadviser (Gartmore Global
      Partners or GGP) or the Distributor (Prudential Investment Management Services
      LLC or PIMS).
   ** Unless otherwise noted, the address of the Directors and Officers is c/o:
      Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ
      07102.
  *** There is no set term of office for Directors and Officers. The Independent
      Directors have adopted a retirement policy, which calls for the retirement of
      Directors on December 31 of the year in which they reach the age of 75. The table shows the individual's length of service as Director and/or Officer.
    D The Fund Complex consists of all investment companies managed by PI. Effective
      May 1, 2003, the Funds for which PI serves as manager include The Prudential
      Mutual Funds, Strategic Partners Funds, American Skandia Advisor Funds, Inc., The
      Prudential Variable Contract Accounts 2, 10, 11, The Target Portfolio Trust. The
      Prudential Series Fund, Inc., American Skandia Trust, and Prudential's Gibraltar
      Fund.
 **** This column includes only directorships of companies required to register, or file reports with the Commission under the Securities and Exchange Act of 1934
      (i.e., 'public companies') or other investment companies registered under the
      1940 Act.

Additional information about the Fund's Directors is included in the Fund's Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)

    44                                                                    45

Prudential Europe Growth Fund, Inc.

Growth of a $10,000 Investment

                 (CHART)

Average Annual Total Returns (With Sales Charge)    As of 4/30/03

              One Year    Five Years    Since Inception
Class A       -22.72%       -8.65%           3.01%
Class B       -23.29%       -8.57%           2.77%
Class C       -20.83%       -8.60%           2.67%
Class Z       -18.35%       -7.48%           2.38%

Average Annual Total Returns (Without Sales Charge)          As of 4/30/03

           One Year    Five Years    Since Inception
Class A    -18.65%       -7.71%          3.61%
Class B    -19.26%       -8.42%          2.77%
Class C    -19.22%       -8.42%          2.79%
Class Z    -18.35%       -7.48%          2.38%


Past performance is not indicative of future results.
Principal value and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source:
Prudential Investments LLC and Lipper Inc. Inception dates: Class A, B, and C, 7/13/94; Class Z, 4/15/96.

The graph compares a $10,000 investment in the
Prudential Europe Growth Fund, Inc. (Class A shares)
with a similar investment in the Morgan Stanley
Capital International Europe IndexSM (MSCI Europe
Index) by portraying the initial account values at
the commencement of operations of Class A shares
(July 13, 1994) and the account values at the end of
the current fiscal year (April 30, 2003), as measured
on a quarterly basis. For purposes of the graph, and
unless otherwise indicated, it has been assumed that
(a) the maximum applicable front-end sales charge was
deducted from the initial $10,000 investment in Class
A shares; (b) all recurring fees (including
management fees) were deducted; and (c) all dividends
and distributions were reinvested. The line graph
provides information for Class A shares only. As
indicated in the tables, performance for Class B,
Class C, and Class Z shares will vary due
www.prudential.com   (800) 225-1852

to the differing charges and expenses applicable to each class (as indicated below). Without the distribution and service (12b-1) fee waiver of 0.05% for Class A shares, the returns on investment in the graph and returns for Class A shares in the tables would have been lower.

The MSCI Europe Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe. As of September 2002, the MSCI Europe Index consisted of the following 16 developed market country indexes:
Austria, Belgium, Denmark, Finland, France, Germany,
Greece, Ireland, Italy, the Netherlands, Norway,
Portugal, Spain, Sweden, Switzerland, and the United
Kingdom. The MSCI Europe Index's total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. These returns would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the MSCI Europe Index may differ substantially from the securities in the Fund. The
MSCI Europe Index is not the only index that may be used to characterize performance of global/international stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index. This graph is furnished to you in accordance with Securities and Exchange Commission regulations.

The Fund charges a maximum front-end sales charge of 5% for Class A shares in most circumstances, and a 12b-1 fee of up to 0.30% annually. In some circumstances, Class A shares may not be subject to a front-end sales charge, but may be subject to a 1% contingent deferred sales charge (CDSC) for the first year. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% for the first six years respectively after purchase, and a 12b-1 fee of 1.00% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a front-end sales charge of 1%, a CDSC of 1% for shares redeemed within 18 months of purchase, and a 12b-1 fee of 1.00% annually. Class Z shares are not subject to a sales charge or 12b-1 fee. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852
Visit Prudential's website at:
www.prudential.com
Directors
Delayne Dedrick Gold
Robert F. Gunia
Robert E. La Blanc
Judy A. Rice
Robin B. Smith
Stephen Stoneburn
Clay T. Whitehead
Officers
Judy A. Rice, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Marguerite E.H. Morrison, Chief Legal Officer
   and Assistant Secretary
Jonathan D. Shain, Secretary
Maryanne Ryan, Anti-Money Laundering
   Compliance Officer
Manager
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
Gartmore Global Partners
1200 River Road
Conshohocken, PA 19428
Distributor
Prudential Investment
   Management Services LLC
Gateway Center Three, 14th Floor
Newark, NJ 07102-4077
Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
Transfer Agent
Prudential Mutual Fund Services LLC
PO Box 8098
Philadelphia, PA 19101
Independent Auditors
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036
Legal Counsel
Sullivan & Cromwell LLP
125 Broad Street
New York, NY 10004-2498

Mutual funds are not insured by the FDIC or any federal government agency, are not a deposit of or guaranteed by any bank or any bank affiliate, and may lose value.

Fund Symbols    Nasdaq    CUSIP
Class A    PRAEX    74431N103
Class B    PRBEX    74431N202
Class C    PEUCX    74431N301
Class Z    PIEUX    74431N400

MF160E    IFS-A080886~

                         ANNUAL REPORT
                         OCTOBER 31, 2002

PRUDENTIAL
PACIFIC GROWTH FUND, INC.

                         FUND TYPE
                         Global stock

                         OBJECTIVE
                         Long-term growth of capital

                         This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

                         The views expressed in this report and
                         information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

Prudential Financial is a service mark of
The Prudential Insurance Company of America,
Newark, NJ, and its affiliates.                     (LOGO)

Prudential Pacific Growth Fund, Inc.

Performance at a Glance

INVESTMENT GOALS AND STYLE
The Prudential Pacific Growth Fund's (the Fund) investment objective is long-term growth of capital. The Fund invests primarily in stocks of companies in the Pacific Basin, selecting a diversified portfolio aimed at long-term growth of capital. The Fund is subject to all of the risks associated with foreign investing, including currency, political and social risks, and potential illiquidity. There can be no assurance that the Fund will achieve its investment objective.

Geographic Concentration
Expressed as a percentage of
net assets as of 10/31/02
    43.4% Japan
    18.2  Australia
    12.8  Hong Kong
     7.1  South Korea
     4.9  Taiwan
     2.7  Malaysia
     2.5  Singapore
     1.9  New Zealand
     0.9  Thailand
     0.3  Canada
     5.3  Cash & Equivalents

     Geographic concentration is subject to change.

Ten Largest Holdings
Expressed as a percentage of
net assets as of 10/31/02
  3.2%  Nissan Motor Co., Ltd.
        Automotive
  3.0   Canon, Inc.
        Electronic Components
  3.0   Takeda Chemical Industries, Ltd.
        Drugs & Healthcare
  2.8   Ricoh Co., Ltd.
        Electronic Components
  2.8   Hong Kong & China Gas Co., Ltd.
        Gas Utilities
  2.5   Hong Kong Electric Holdings, Ltd.
        Electrical Utilities
  2.4   Kao Corp.
        Cosmetics & Toiletries
  2.4   CLP Holdings, Ltd.
        Electrical Utilities
  2.4   Sony Corp.
        Electronics
  2.4   Hang Seng Bank, Ltd.
        Banks

Holdings are subject to change.

      www.prudential.com  (800) 225-1852

Cumulative Total Returns1                As of 10/31/02
                           One Year   Five Years   Ten Years   Since Inception2
Class A                     -3.51%      -37.53%     -24.10%        -19.17%
Class B                     -4.03       -40.26      -29.93         -25.52
Class C                     -4.16       -39.97        N/A          -55.84
Class Z                     -3.50       -37.22        N/A          -52.45
MSCI AC Asia Pacific Free
Gross Index3                -6.83       -24.90      -11.08          ***
MSCI AC Pacific Free Index4 -8.34       -29.63      -21.61          ****
Lipper Pacific Region Funds
Avg.5                       -6.58       -26.18       -3.12          *****

Average Annual Total Returns1             As of 9/30/02
                           One Year   Five Years   Ten Years   Since Inception2
Class A                     -6.00%      -12.85%      -2.89%         -2.60%
Class B                     -6.82       -12.90       -3.17          -2.90
Class C                     -3.85       -12.81         N/A          -9.67
Class Z                     -1.05       -11.85         N/A         -10.74

Past performance is not indicative of future
results. Principal and investment return will
fluctuate so that an investor's shares, when
redeemed, may be worth more or less than their
original cost. 1Source: Prudential Investments
LLC, Lipper Inc., and Factset. The cumulative
total returns do not take into account
applicable sales charges. The average annual
total returns do take into account applicable
sales charges. Without the distribution and
service (12b-1) fee waiver for Class A shares,
the returns would have been lower. The Fund
charges a maximum front-end sales charge of 5%
for Class A shares. Class B shares are subject
to a declining contingent deferred sales charge
(CDSC) of 5%, 4%, 3%, 2%, 1%, and 1%
respectively for the first six years.
Approximately seven years after purchase, Class
B shares will automatically convert to Class A
shares on a quarterly basis. Class C shares are
subject to a front-end sales charge of 1% and a
CDSC of 1% for shares redeemed within 18 months
of purchase. Class Z shares are not subject to
a sales charge or distribution and service
(12b-1) fees. The cumulative and average annual
total returns in the tables above do not
reflect the deduction of taxes that a
shareholder would pay on fund distributions or
following the redemption of fund shares.
2Inception dates: Class A and Class B, 7/24/92;
Class C, 8/1/94; and Class Z, 3/1/96. 3The
Morgan Stanley Capital International (MSCI) All
Country (AC) Asia Pacific Free Gross Index is
an unmanaged, weighted index comprising
approximately 950 securities listed on the
stock exchanges of Australia, China (free),
Hong Kong, India, Indonesia, Japan, Korea,
Malaysia, Pakistan, the Philippines, Singapore,
Sri Lanka, Taiwan, and Thailand. 4The MSCI AC
Pacific Free Index is an unmanaged, free float-
adjusted market capitalization index that is
designed to measure the following international
equity countries: Australia, China, Hong Kong,
Indonesia, Japan, Malaysia, New Zealand, the
Philippines, Singapore, Taiwan, and Thailand.
5The Lipper Average is unmanaged, and is based
on the average return for all funds in each
share class for the  one-year, five-year, ten-
year, and since inception periods in the Lipper
Pacific Region Funds category. Funds in the
Lipper Pacific Region Funds Average concentrate
investments in equity securities with primary
trading markets or operations concentrated in
the Western Pacific Basin region or a single
country within this region. Investors cannot
invest directly in an index. The returns for
the MSCI Indexes and Lipper Average would be
lower if they included the effect of sales
charges, operating expenses, or taxes. ***MSCI
AC Asia Pacific Free Gross Index Since
Inception returns are -4.39% for Class A and
Class B, -44.57% for Class C, and -43.78% for
Class Z. ****MSCI AC Pacific Free Index Since
Inception returns are -16.03% for Class A and
Class B, -50.12% for Class C, and -48.84% for
Class Z. *****Lipper Average Since Inception
returns are 8.11% for Class A and
Class B, -33.08% for Class C, and -36.91% for
Class Z, based on all funds in each share
class.
                                       1

(LOGO)                        December 10, 2002

DEAR SHAREHOLDER,
The 12-month period ended October 31, 2002 was disappointing for stock investors. At the beginning of the period in the wake of the terrorist attacks, interest-rate reductions in the United States and Europe spurred hopes that the global economy would recover quickly.
Signs of greater economic activity encouraged that optimism. Soon, however, a series of bankruptcies, indictments, earnings disappointments, conflicting economic signs, and a possible war with Iraq threw the stock markets into a steep and broadening decline.

Stocks in the Pacific region held up slightly better than stocks in other parts of the world, and the modest decline of the Prudential
Pacific Growth Fund represented a substantial outperformance of the major Pacific indexes. On the following pages, the Fund's investment adviser describes how its strategy reduced the impact of the market downdraft.

The past two and a half years have been
challenging for equity investors. We encourage you to talk with your financial professional about the impact of recent events on your investment plan. We appreciate your continued confidence in Prudential mutual funds through these trying times.

Sincerely,

David R. Odenath, Jr., President
Prudential Pacific Growth Fund, Inc.

Prudential Pacific Growth Fund, Inc.

Annual Report  October 31, 2002

INVESTMENT ADVISER'S REPORT

OVERVIEW OF MARKET AND PERFORMANCE
Almost all of the world's stock markets took a sharp turn for the worse in the spring of 2002.
Investor sentiment swung from optimistic to pessimistic and somewhat cynical. The Fund benefited by moving from growth-oriented stocks into more defensive stocks--companies that have strong balance sheets and are less dependent upon economic growth than most. The Pacific region markets are relatively small and easily affected when institutional investors move at the same time. When many other investors followed our move into defensive stocks later in the year, our holdings benefited. Whereas the Fund performed only marginally better than the Lipper Pacific Region Funds Average in the first half of its reporting period, its performance in the second half was more than four percentage points above the Lipper
Average.

WE TEMPERED OUR UNDERWEIGHT IN JAPAN
Japan-based companies make up almost two-thirds of the MSCI AC Pacific Free Index. We have substantially underweighted Japan for quite a while. This helped our return over this reporting period. However, in February 2002, the Japanese market rose sharply, a gain it did not relinquish until June during the global market decline. We decided it was prudent to bring our Japan exposure closer to the Index level. The actions of Japan's government are unpredictable and can lead to very rapid market movements. Although we do not yet see a significant catalyst for Japan's economic recovery, we want to participate should one occur.

Our exposure to Japan is principally in well-
managed globally oriented firms such as Sony,
Toyota, Canon, Nissan, and Ricoh (see Comments
on Largest Holdings for the last three). All
but Nissan and Ricoh had large gains in share
price, and all five made positive contributions
to return.
                             3

Prudential Pacific Growth Fund, Inc.

Annual Report  October 31, 2002

The major Japanese auto manufacturers have strong balance sheets and high margins, and continue to gain market share in the United
States. In addition to the quality of their products, they have benefited from the gradual weakening of the yen over the past few years, which makes their cars less expensive than those in other developed countries. Two
Japanese auto companies in the Fund's portfolio were underachievers whose alliances with non-
Japanese auto companies were expected to improve their performance. Nissan was the Fund's largest position at period-end and made the second-largest contribution to the Fund's return. Renault, which bought 37% of Nissan in 1999 (since increased to 44%), installed a non-
Japanese president at Nissan. He initiated a restructuring--including cost cutting and reducing the number of Japanese suppliers--which is paying off. Sales are increasing rapidly. In contrast, the Fund had a loss on its small position in Mazda. Mazda is 33% owned by Ford, which has not been as successful in introducing changes as Renault has been with Nissan. We think that Ford will increase its involvement and Mazda's profits will improve.

We avoided the large Japanese banks, although they are a significant part of our benchmark index. We think they are poorly managed and have resisted the changes that are necessary to improve their performance, including writing off a large amount of nonperforming loans. Our underweighting helped our relative performance.
Instead, we maintained our exposure to the financial sector in Japan through smaller consumer-lending companies--Takefuji and
Promise--which specialize in credit card, house renovation, and personal loans. They have been very profitable over the long term with solid cash flow, strong balance sheets, and high returns on equity, but detracted from return during this reporting period because of an increase in personal bankruptcies. We think they have the financial and managerial strength to cope with the situation and are still good long-term investments.

We also had a loss on Orix, a large financial services company. It expanded its business model from primarily leasing to making direct loans to consumers and small businesses. It is well regarded by international investors,
       www.prudential.com  (800) 225-1852

but domestic investors left the stock because it became expensive relative to other Japanese stocks. There was no change in its business fundamentals. We think that its financial stability and growth potential still make Orix a good value.

In addition to the consumer-lending companies, Nintendo and Secom were among the largest detractors from the Fund's return. Nintendo is a long-term holding of the Fund due to its key position in the growing home-gaming industry.
This year, the intense competition with Sony and Microsoft led to industrywide price competition. In addition, there are signs that holiday sales may be low this year. The share price fell and we pared back our position.
However, with about $6 billion in cash on its balance sheet, Nintendo should be able to survive short-term setbacks. We continue to believe in its growth potential.

Secom is Japan's largest security company, with large U.S. and European sales. It is benefiting from rising demand for home security systems.
This year, it had an unusual charge to earnings to bolster its underfunded pension system. Its share price fell. In our view, Secom's long-term potential was not affected.

FINANCIAL FIRMS BENEFITED FROM CONSUMER BORROWING
Most Pacific region countries were more
aggressive than Japan in forcing their banks to
face their nonperforming loans. This led to the
consolidation of weak banks into better-
capitalized firms. The increase in consumer
spending in the Pacific created new markets for
these firms. Banks, such as Kookmin Bank
(Korea), United Overseas Bank (Singapore), Hang
Seng Bank (Hong Kong), Taipei Bank (Taiwan),
and Overseas-Chinese Banking (Singapore),
benefited from consolidation in the industry
and an increase in consumer borrowing. Credit
card issuers are doing well. This represents a
historic turn from populations primarily
concerned with saving and preventing poverty to
a more affluent and optimistic population of
consumers. Once consumers buy products, they
want to protect them. Insurers such as
                                              5

Prudential Pacific Growth Fund, Inc.

Annual Report  October 31, 2002

Samsung Fire and Marine (Korea) were also among the largest contributors to the Fund's return.

In mid-summer, we brought our exposure in Korea down from an overweight to a market-neutral position. We were concerned that Korean consumers may have become overly enthusiastic about borrowing. Moreover, foreign investors had focused on Korean stocks and bid the share prices to expensive levels. Our shift to more defensive stocks was particularly effective in Korea. When other investors made the same move, our reduced exposure buffered the Fund from the resulting fall in share prices. However, we didn't sell two Korean financial companies fast enough--Hyundai Securities and Daishin
Securities. Their shares also became expensive and were affected by the poor global capital markets. We sold both at a loss.

SEMICONDUCTOR STOCKS WERE VOLATILE
The entire reporting period was charged with uncertainty about technology stocks.
Semiconductor chips are the key components for electronic products. Early in the period, the stocks of semiconductor companies rose from the unrealistically low levels they reached immediately after the terrorist attacks of September 11, 2001. They were buoyed by fourth-quarter optimism about economic growth. We began paring back our positions, protecting our gains from the subsequent decline. United
Microelectronics (Taiwan), Samsung Electronics
(Korea), and Taiwan Semiconductor made
significant contributions to the Fund's return.
We retain some exposure to these foundries
(chip factories) because they are among the most efficient in the world.

CONSOLIDATION EXPECTATIONS DROVE UP GOLD SHARES
Newcrest Mining (Australia) and a few smaller
Australian gold companies benefited from an increase in share prices because investors expected the industry to consolidate. Newcrest, whose shares rose about 90% over the
      www.prudential.com  (800) 225-1852

period, was among the larger contributors to return, although it was not itself involved in an acquisition.

UTILITIES WeRE A DEFENSIVE SECTOR
When the economic recovery in the United States and Europe appeared less robust than expected, we moved to economic sectors that were less dependent upon exports. Asian utility companies tend to be purely domestic. Another advantage of Asian utilities is their solid histories of dividend payments. This is particularly important in today's investment climate. As share price gains become less certain, dividends become a more significant component of investors' total return (dividends plus capital gains).

Hong Kong utilities have the additional
advantage of reducing currency risk because the Hong Kong dollar is pegged to the U.S. dollar.
Moreover, these companies have strong balance sheets, a sign that they will continue to be able to pay their dividends. Hong Kong utilities are growth companies because of their exposure to development in Mainland China. Hong
Kong and China Gas (see Comments on Largest
Holdings), Hong Kong Electric, and Australia
Gas Light were among the utilities making moderate positive contributions to return.

We also held utilities in Japan, but their
impact was predominantly negative. Nippon
Telephone and Telegraph (NTT) and NTT DoCoMo
(of which NTT owns 64%) were affected by the
global downturn in wireless telecommunications
stocks. Matsushita Electric shares fell because
investors were overly enthusiastic about the
company's restructuring and bid its share
price higher than was justified. As investors
became more skeptical about Japanese companies'
restructuring in general, its share price
dropped sharply  in line with the overall
Japanese market. The company is making slow but
steady progress meeting its restructuring
targets. We think it is a sound long-term
investment.
                              7

Prudential Pacific Growth Fund, Inc.

Annual Report  October 31, 2002

BEER CONSUMPTION SLOWED WHEN THE WORLD CUP ENDED
We had a small but noticeable loss on two breweries--Hite in Korea and Asahi in Japan.
This is in contrast to the gains of U.S.
breweries over the same period. Both of our holdings had substantial gains prior to the 2002 World Cup, which was played in Korea and Japan. Afterward, many investors abandoned the stocks. We continue to hold a position in Hite, which is one of two domestic breweries serving the large Korean market.

LOOKING AHEAD
Pacific region stocks are still bargain-priced compared to growth stocks in the United States and Europe. Moreover, growth in the region, excluding Japan, has been strong--certainly much stronger than in Europe or the United States.
Although economic growth in Hong Kong slowed to European levels, we expect it to pick up again.
Hong Kong, as well as the other countries in the region, is increasingly sharing in China's economic health. China's 8.1% annualized Gross
Domestic Product (GDP) growth rate in the third quarter of 2002 is well ahead of all other economies of any size except Turkey's.

Although we expect the Pacific region's
economic growth to compare favorably with growth elsewhere, its absolute level may be low. We expect Japan, whose imports have historically been an important factor in the region's economy, to grow at only 1% in 2003.
We are responding to this likelihood by keeping most of the portfolio in defensive stocks and some in stocks that we expect to be part of the technology sector's eventual recovery. When we see stocks at prices we find attractive, we will supplement that technology exposure. We expect share-price volatility to continue providing such opportunities.

Prudential Pacific Growth Fund Management Team www.prudential.com (800) 225-1852

Holdings expressed as a percentage of the Fund's net assets

Comments on Largest Holdings  As of 10/31/02
------------------------------------------------------------
3.2%  Nissan Motor Co., Ltd./Automotive
      Nissan Motor, a global automobile company, had one of the more successful turnarounds in Japan. Its focus on controlling costs, successful product launches, and benefits from restructuring resulted in solid cash flow. We expect further positive earnings surprises.
      Its shares are priced at about eight times its annual earnings per share. We expect an excellent return on equity (29%) for its 2003 fiscal year.

3.0%  Canon, Inc./Electronic Components
      Canon is a leading global manufacturer of imaging products--computer peripherals, copiers, cameras, fax machines, and camcorders. Its digital camera sales have been very strong, and it continues to take market share in the printer and copier markets, especially in the United States. A large proportion of its profit comes from consumables such as toner cartridges, not from hardware sales.

3.0%  Takeda Chemical Industries, Ltd./Drugs & Healthcare
      Takeda is Japan's leading manufacturer of pharmaceuticals, food supplements, agrochemicals, and environment-related chemical products. It is pulling out of non-core businesses and will become an outright pharmaceutical company in three years. The better product mix is improving its margins.
      Its shares are selling at about 17 times earnings per share (P/E), with a 17% return on equity targeted to reach 20%. We think its earnings growth will justify a higher P/E.

2.8%  Ricoh Co., Ltd./Electronic Components
      Ricoh manufactures office automation
      equipment, electronic devices, and photographic instruments, including fax machines, scanners, printers, digital cameras, and copiers. It is the market leader in the high-margin multifunction printer business, where demand is expected to stay firm. Ricoh is increasing its sales effort in the United States to take market share from the troubled Xerox. It is one of the few Japanese electronics companies to record consistent profit growth over the past
      10 years.

2.8%  Hong Kong & China Gas Co., Ltd./Gas Utilities
      Hong Kong and China Gas is a near-monopoly
      supplier of gas in the growing Hong Kong
      market, and is increasing its presence in
      China. China's abundant reserves give it a
      strong incentive to rely on natural gas instead
      of imported oil. We expect that by 2010,
      natural gas will supply 8% of China's primary
      energy demand, up from 2% in 2000. The firm's
      sound business plan and strong cash flow should
      support the required investment. It is also
      reducing costs and aggressively buying back its
      shares.
                                            9

                                    ANNUAL REPORT
                                    OCTOBER 31, 2002

PRUDENTIAL
PACIFIC GROWTH FUND, INC.


                                    FINANCIAL STATEMENTS

       Prudential Pacific Growth Fund, Inc.
             Portfolio of Investments as of October 31, 2002

Shares       Description                                            Value (Note 1)
----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  94.7%
Common Stocks
-------------------------------------------------------------------------------------
Australia  18.2%
   69,000    Australia & New Zealand Banking Group, Ltd.            $      721,125
  102,500    Australian Gas Light Co., Ltd.                                580,277
   54,000    BHP Billiton, Ltd.                                            290,421
   81,000    Coca-Cola Amatil, Ltd.                                        237,372
   55,000    Foodland Associated, Ltd.                                     581,526
  270,000    Lihir Gold, Ltd.(a)                                           163,343
   30,500    National Australia Bank, Ltd.                                 581,823
  100,000    Newcrest Mining, Ltd.                                         325,799
  187,000    Qantas Airways, Ltd.                                          391,286
   80,000    Santos, Ltd.                                                  277,512
   82,500    Suncorp-Metway, Ltd.                                          555,426
  251,000    TAB, Ltd.                                                     441,615
  147,500    Telstra Corp., Ltd.                                           389,682
   12,000    Wesfarmers, Ltd.                                              175,498
   99,000    Westpac Banking Corp., Ltd.                                   780,252
   36,000    WMC, Ltd.                                                     151,655
   35,000    Woodside Petroleum, Ltd.                                      233,498
   32,000    Woolworths, Ltd.                                              218,635
                                                                    --------------
                                                                         7,096,745
-------------------------------------------------------------------------------------
Canada  0.3%
   11,025    Placer Dome, Inc.                                              98,212
-------------------------------------------------------------------------------------
Hong Kong  12.8%
   35,000    Cheung Kong (Holdings), Ltd.                                  232,238
  230,000    CLP Holdings, Ltd.                                            931,902
  278,000    Esprit Holdings, Ltd.                                         466,951
   85,000    Hang Seng Bank, Ltd.                                          918,214
  825,000    Hong Kong & China Gas Co., Ltd.                             1,084,259
  240,000    Hong Kong Electric Holdings, Ltd.                             975,497
   48,000    Hutchison Whampoa, Ltd.                                       295,418
   82,000    Li & Fung, Ltd.                                                80,958
                                                                    --------------
                                                                         4,985,437

    See Notes to Financial Statements                                     11

       Prudential Pacific Growth Fund, Inc.
             Portfolio of Investments as of October 31, 2002 Cont'd.

Shares       Description                                            Value (Note 1)
----------------------------------------------------------------------------------------
Japan  43.4%
    4,850    AIFUL Corp.                                            $      203,888
   32,000    Canon, Inc.                                                 1,180,676
   14,300    Chubu Electric Power Co., Inc.                                238,710
   12,000    Daito Trust Construction Co., Ltd.                            235,580
   35,500    Denso Corp.                                                   565,943
    4,400    Fanuc, Ltd.                                                   174,195
   18,000    Fuji Photo Film Co., Ltd.                                     496,628
   13,000    Ito-Yokado Co., Ltd.                                          405,368
   14,000    Kansai Electric Power Co.                                     198,161
   41,000    Kao Corp.                                                     937,096
    2,200    Kyocera Corp.                                                 129,659
   22,800    Marui Co., Ltd.                                               211,797
   52,000    Matsushita Electric Industrial Co., Ltd.                      545,018
  183,000    Mazda Motor Corp.                                             409,302
    2,600    Murata Manufacturing Co., Ltd.                                122,884
   42,000    Nikon Corp.(a)                                                293,471
    9,100    Nintendo Co., Ltd.                                            876,528
      110    Nippon Telegraph & Telephone Corp.                            403,164
  162,000    Nissan Motor Co., Ltd.                                      1,244,362
   40,000    Nomura Holdings, Inc.                                         460,385
    5,500    ORIX Corp.                                                    311,127
   60,000    Osaka Gas Co., Ltd.                                           145,462
    3,300    Promise Co., Ltd.                                             106,942
   61,000    Ricoh Co., Ltd.                                             1,090,476
   16,500    Secom Co., Ltd.                                               583,195
    9,600    Sega Corp.(a)                                                 115,978
    4,000    Seven-Eleven Japan Co., Ltd.                                  112,974
   12,300    Shimano, Inc.                                                 181,228
   22,000    Shionogi & Co., Ltd.                                          252,314
    9,000    Showa Corp.                                                    73,466
   21,500    Sony Corp.                                                    924,893
   28,000    Takeda Chemical Industries, Ltd.                            1,163,371
    4,040    Takefuji Corp.                                                169,507
   15,000    Tohoku Electric Power Co., Inc.                               199,582
   17,000    Tokyo Electric Power Co., Inc.                                314,311
  129,000    Tokyo Gas Co., Ltd.                                           376,977

    12                                     See Notes to Financial Statements

       Prudential Pacific Growth Fund, Inc.
             Portfolio of Investments as of October 31, 2002 Cont'd.

Shares       Description                                            Value (Note 1)
----------------------------------------------------------------------------------------
   33,300    Toyota Motor Corp.                                     $      810,033
    3,000    Uni-Charm Corp.                                               110,933
    6,400    Yamada Denki Co., Ltd.(a)                                     155,421
    3,200    Yamada Denki Co., Ltd.                                         78,886
   37,000    Yamaha Motor Co., Ltd.                                        271,521
                                                                    --------------
                                                                        16,881,412
-------------------------------------------------------------------------------------
Malaysia  2.7%
   27,000    British American Tobacco Malaysia Berhad                      254,022
   45,600    Genting Berhad                                                158,405
  285,000    Magnum Corp. Berhad                                           179,256
   83,000    Perusahaan Otomobil Nasional Berhad                           174,743
  250,000    Public Bank Berhad                                            176,322
   48,000    Resorts World Berhad                                          113,688
                                                                    --------------
                                                                         1,056,436
-------------------------------------------------------------------------------------
New Zealand  1.9%
  260,000    Carter Holt Harvey, Ltd.                                      208,587
   25,000    Fisher & Paykel Healthcare Corp., Ltd.                        136,141
  160,000    Telecom Corp. of New Zealand, Ltd.                            395,177
                                                                    --------------
                                                                           739,905
-------------------------------------------------------------------------------------
Singapore  2.5%
   93,000    Overseas-Chinese Banking Corp., Ltd.                          547,779
  265,000    Singapore Telecommunications, Ltd.                            216,121
   25,000    United Overseas Bank, Ltd.                                    189,729
                                                                    --------------
                                                                           953,629
-------------------------------------------------------------------------------------
South Korea  7.1%
    4,500    Hite Brewery Co., Ltd.                                        195,739
   19,000    Hyundai Motor Co., Ltd.                                       482,617
    8,000    KT Corp. (ADR)                                                164,320
    5,250    KT Freetel(a)                                                 130,554
      510    Kumgang Korea Chemical Co., Ltd.                               50,227
    1,100    NCsoft Corp.(a)                                                97,049
    2,050    Pacific Corp.                                                 206,941
    2,300    POSCO                                                         216,133
    1,430    Samsung Electronics Co., Ltd.                                 404,896

    See Notes to Financial Statements                                     13

       Prudential Pacific Growth Fund, Inc.
             Portfolio of Investments as of October 31, 2002 Cont'd.

Shares       Description                                            Value (Note 1)
----------------------------------------------------------------------------------------
    3,150    Samsung Fire & Marine Insurance Co., Ltd.              $      191,307
    1,600    Shinsegae Co., Ltd.                                           216,010
    2,300    SK Telecom Co., Ltd.                                          424,716
                                                                    --------------
                                                                         2,780,509
-------------------------------------------------------------------------------------
Taiwan  4.9%
   77,000    Benq Corp.                                                    110,336
  145,000    Chinatrust Financial Holding Co., Ltd.(a)                     115,570
  218,000    Chungwha Picture Tubes, Ltd.(a)                                87,817
  105,000    Hon Hai Precision Industry Co., Ltd.                          379,166
   54,000    Quanta Computer, Inc.                                         109,542
  696,429    SinoPac Holdings Co.(a)                                       291,565
   83,000    Synnex Technology International Corp.                         133,740
   79,040    Taipei Bank                                                    68,001
  310,000    Taiwan Semiconductor Manufacturing Co., Ltd.(a)               414,773
  284,000    United Microelectronics Corp.(a)                              205,928
                                                                    --------------
                                                                         1,916,438
-------------------------------------------------------------------------------------
Thailand  0.9%
  420,000    PTT Public Co., Ltd.                                          368,816
                                                                    --------------
             Total long-term investments (cost $38,423,258)             36,877,539
                                                                    --------------
SHORT-TERM INVESTMENT  0.3%
Principal
Amount
(000)
-------------------------------------------------------------------------------------
Repurchase Agreement
$     120    Joint Repurchase Agreement Account,
              1.93%, 11/1/02
              (cost $120,000; Note 5)                                      120,000
                                                                    --------------
             Total Investments  95.0%
              (cost $38,543,258; Note 6)                                36,997,539
             Other assets in excess of liabilities  5.0%                 1,932,814
                                                                    --------------
             Net Assets  100%                                       $   38,930,353
                                                                    --------------
                                                                    --------------

------------------------------
(a) Non-income producing security.
ADR--American Depositary Receipt.
    14                                     See Notes to Financial Statements

       Prudential Pacific Growth Fund, Inc.
             Portfolio of Investments as of October 31, 2002 Cont'd.

The industry classification of portfolio holdings and other assets shown as a percentage of net assets as of October 31, 2002 was as follows:

Banks.............................................................   10.5%
Automotive........................................................   10.4
Electronic Components.............................................   10.1
Electronics.......................................................    8.3
Electrical Utilities..............................................    7.3
Telecommunication Services........................................    5.5
Financial Services................................................    5.4
Retail............................................................    5.1
Gas Utilities.....................................................    4.1
Leisure & Tourism.................................................    4.1
Drugs & Healthcare................................................    4.0
Cosmetics & Toiletries............................................    3.2
Mining............................................................    3.2
Oil & Gas Exploration/Production..................................    2.3
Energy Equipment & Services.......................................    1.5
Apparel & Textiles................................................    1.2
Diversified Operations............................................    1.2
Hotels, Restaurants & Leisure.....................................    1.2
Food & Beverage...................................................    1.1
Airlines..........................................................    1.0
Tobacco...........................................................    0.7
Building & Construction...........................................    0.6
Computer Networks.................................................    0.6
Real Estate Investment Trust......................................    0.6
Insurance.........................................................    0.5
Paper & Forest Products...........................................    0.5
Merchandising.....................................................    0.2
Software..........................................................    0.2
Chemicals.........................................................    0.1
Other.............................................................    0.3
                                                                    -----
                                                                     95.0
Other assets in excess of liabilities.............................    5.0
                                                                    -----
                                                                    100.0%
                                                                    -----
                                                                    -----

    See Notes to Financial Statements                                     15

       Prudential Pacific Growth Fund, Inc.
             Statement of Assets and Liabilities

                                                                  October 31, 2002
----------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $38,543,258)                            $ 36,997,539
Foreign currency, at value (cost $926,267)                               911,965
Cash                                                                     711,960
Receivable for investments sold                                        1,086,239
Receivable for Fund shares sold                                          226,486
Dividends and interest receivable                                        102,669
Other assets                                                               7,040
                                                                  ----------------
      Total assets                                                    40,043,898
                                                                  ----------------
LIABILITIES
Payable for investments purchased                                        515,337
Payable for Fund shares reacquired                                       341,475
Accrued expenses                                                         200,209
Management fee payable                                                    24,444
Withholding taxes payable                                                 16,110
Distribution fee payable                                                  15,970
                                                                  ----------------
      Total liabilities                                                1,113,545
                                                                  ----------------
NET ASSETS                                                          $ 38,930,353
                                                                  ----------------
                                                                  ----------------
Net assets were comprised of:
   Shares of common stock, at par                                   $      6,032
   Paid-in capital in excess of par                                   83,929,237
                                                                  ----------------
                                                                      83,935,269
   Accumulated net realized loss on investments                      (43,436,272)
   Net unrealized depreciation on investments and foreign
      currencies                                                      (1,568,644)
                                                                  ----------------
Net assets, October 31, 2002                                        $ 38,930,353
                                                                  ----------------
                                                                  ----------------

    16                                     See Notes to Financial Statements

       Prudential Pacific Growth Fund, Inc.
             Statement of Assets and Liabilities Cont'd.

                                                                  October 31, 2002
----------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($25,106,295 / 3,808,609 shares of common stock issued
      and outstanding)                                                     $6.59
   Maximum sales charge (5% of offering price)                               .35
                                                                  ----------------
   Maximum offering price to public                                        $6.94
                                                                  ----------------
                                                                  ----------------
Class B:
   Net asset value, offering price and redemption price per
      share ($10,840,462 / 1,752,701 shares of common stock
      issued and outstanding)                                              $6.19
                                                                  ----------------
                                                                  ----------------
Class C:
   Net asset value and redemption price per share
      ($2,061,342 / 331,379 shares of common stock issued and
      outstanding)                                                         $6.22
   Sales charge (1% of offering price)                                       .06
                                                                  ----------------
   Offering price to public                                                $6.28
                                                                  ----------------
                                                                  ----------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($922,254 / 139,545 shares of common stock issued
      and outstanding)                                                     $6.61
                                                                  ----------------
                                                                  ----------------

    See Notes to Financial Statements                                     17

       Prudential Pacific Growth Fund, Inc.
             Statement of Operations

                                                                        Year
                                                                       Ended
                                                                  October 31, 2002
----------------------------------------------------------------------------------------
NET INVESTMENT LOSS
Income
   Dividends (net of foreign withholding taxes of $72,347)          $    831,388
   Interest                                                               49,873
                                                                  ----------------
      Total income                                                       881,261
                                                                  ----------------
Expenses
   Management fee                                                        350,748
   Distribution fee--Class A                                              72,693
   Distribution fee--Class B                                             143,222
   Distribution fee--Class C                                              22,994
   Custodian's fees and expenses                                         259,000
   Transfer agent's fees and expenses                                    228,000
   Reports to shareholders                                                64,000
   Audit fees                                                             39,000
   Registration fee                                                       25,000
   Legal fees and expenses                                                24,000
   Directors' fees                                                         7,500
   Miscellaneous                                                           1,462
                                                                  ----------------
      Total operating expenses                                         1,237,619
   Loan interest expense (Note 8)                                          1,867
                                                                  ----------------
      Total expenses                                                   1,239,486
                                                                  ----------------
Net investment loss                                                     (358,225)
                                                                  ----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   AND FOREIGN CURRENCY TRANSACTIONS
Net realized loss on:
   Investment transactions                                            (2,271,712)
   Foreign currency transactions                                        (332,560)
                                                                  ----------------
                                                                      (2,604,272)
                                                                  ----------------
  Net change in unrealized appreciation (depreciation) on:
   Investments                                                         2,594,843
   Foreign currencies                                                    223,081
                                                                  ----------------
                                                                       2,817,924
                                                                  ----------------
Net gain on investments and foreign currencies                           213,652
                                                                  ----------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                $   (144,573)
                                                                  ----------------
                                                                  ----------------

    18                                     See Notes to Financial Statements

       Prudential Pacific Growth Fund, Inc.
             Statement of Changes in Net Assets

                                                        Year Ended October 31,
                                                 ------------------------------------
                                                       2002                2001
-------------------------------------------------------------------------------------
DECREASE IN NET ASSETS
Operations
   Net investment loss                             $   (358,225)      $   (1,015,868)
   Net realized loss on investments and
      foreign currency transactions                  (2,604,272)         (33,132,395)
   Net change in unrealized appreciation
      (depreciation) on investments and
      foreign currencies                              2,817,924           12,783,183
                                                 ----------------    ----------------
   Net decrease in net assets resulting from
      operations                                       (144,573)         (21,365,080)
                                                 ----------------    ----------------
Fund share transactions (net of share
   conversions)
   (Note 7)
   Net proceeds from shares sold                     69,583,170          164,362,944
   Cost of shares reacquired                        (78,760,338)        (205,697,807)
                                                 ----------------    ----------------
   Net decrease in net assets from Fund share
      transactions                                   (9,177,168)         (41,334,863)
                                                 ----------------    ----------------
Total decrease                                       (9,321,741)         (62,699,943)
NET ASSETS
Beginning of year                                    48,252,094          110,952,037
                                                 ----------------    ----------------
End of year(a)                                     $ 38,930,353       $   48,252,094
                                                 ----------------    ----------------
                                                 ----------------    ----------------
------------------------------
(a) Includes undistributed net investment
    income of:                                     $         --       $       70,201
                                                 ----------------    ----------------
                                                 ----------------    ----------------

    See Notes to Financial Statements                                     19

       Prudential Pacific Growth Fund, Inc.
             Notes to Financial Statements

      Prudential Pacific Growth Fund, Inc. (the 'Fund') is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund was incorporated in Maryland on August 14, 1991 and commenced investment operations on July 24, 1992. The investment objective of the Fund is to seek long-term capital growth by investing primarily in common stocks, common stock equivalents and other securities of companies doing business in or domiciled in the Pacific Basin region.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

      Securities Valuation:    Securities traded on a securities exchange or
NASDAQ National Market System are valued at the last reported sale price on such exchange system or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded in the over-the-counter market (including securities listed on exchanges whose primary market is believed to be over-the-counter) are valued by an independent pricing agent or principal market maker. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the manager, in consultation with subadviser to be over-the-counter, are valued by an independent pricing agent or more than one principal market maker. Securities for which market quotations are not readily available, other than private placements, are valued at a price supplied by an independent pricing agent which is, in the opinion of such pricing agent, representative of the market value of such securities as of the time of determination of net asset value or, using a methodology developed by an independent pricing agent, which is, in the judgment of the manager and subadviser, able to produce prices which are representative of market value. Securities for which reliable market quotations are not readily available are valued by the Valuation Committee and Board of Directors in consultation with the manager or subadviser.

      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value.

      Repurchase Agreements:    In connection with transactions in repurchase
agreements with United States financial institutions, it is the Fund's policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which
    20

       Prudential Pacific Growth Fund, Inc.
             Notes to Financial Statements Cont'd.

exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

      Foreign Currency Translation:    The books and records of the Fund are
maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, other assets and liabilities--at the closing daily rates of exchange;

      (ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.

      Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the year. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the year. Accordingly, realized foreign currency gains (losses) are included in the reported net realized gain on investment transactions.

      Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from forward currency contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on security transactions, and the difference between the amounts of interest, dividends and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains (losses) from valuing foreign currency denominated assets and liabilities at year-end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currencies.

      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

      Forward Currency Contracts:    A forward currency contract is a commitment
to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to
                                                                          21

       Prudential Pacific Growth Fund, Inc.
             Notes to Financial Statements Cont'd.

changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current forward exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discount on purchases of debt securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Net investment income (loss) (other than distribution fees) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Dividends and Distributions:    The Fund expects to pay dividends of net
investment income and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      Taxes:    It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments LLC ('PI'). Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PI has entered into a subadvisory agreement with Jardine Fleming International Management, Inc. ('JF').
    22

       Prudential Pacific Growth Fund, Inc.
             Notes to Financial Statements Cont'd.

The subadvisory agreement provides that JF furnishes investment advisory services in connection with the management of the Fund. In connection therewith, JF is obligated to keep certain books and records of the Fund. PI pays for the services of JF, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid to PI is computed daily and payable monthly at an annual rate of .75 of 1% of the average daily net assets of the Fund.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, Class B and Class C Plans'), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Class A, Class B and Class C Plans were .25%, 1% and 1%, respectively, of the average daily net assets of the Class A, Class B and Class C shares for the year ended October 31, 2002.

      PIMS has advised the Fund that it received approximately $8,100 and $300 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the year ended October 31, 2002. From these fees, PIMS paid such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Fund that for the year ended October 31, 2002, it received approximately $46,400 and $1,200 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

      PIMS and PI are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. ('Prudential').

Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund's transfer agent. During the year ended October 31, 2002, the Fund incurred fees of approximately $194,500 for the services of PMFS. As of October 31, 2002 approximately $15,300 of such fees were due to PMFS.
                                                                          23

       Prudential Pacific Growth Fund, Inc.
             Notes to Financial Statements Cont'd.

      The Fund pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. The Fund incurred approximately $29,400 in total networking fees, of which the amount relating to the services of Prudential Securities, Inc. ('PSI'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, was approximately $27,800 for the year ended October 31, 2002. As of October 31, 2002, approximately $2,100 of such fees were due to PSI. These amounts are included in transfer agent's fees and expenses in the Statement of Operations.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments,for the year ended October 31, 2002 were $68,086,220 and $79,643,493, respectively.

Note 5. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of October 31, 2002, the Fund had a ..06% undivided interest in the repurchase agreements in the joint account. The undivided interest for the Fund represents $120,000 in principal amount. As of such date, each repurchase agreements in the joint account and the collateral therefor were as follows:

      Greenwich Capital Markets, Inc., 1.93% in the principal amount of $65,953,000, repurchase price $65,956,536, due 11/1/02. The value of the collateral including accrued interest was $67,275,039.

      JP Morgan Chase, 1.93%, in the principal amount of $65,953,000, repurchase price $65,956,536, due 11/1/02. The value of the collateral including accrued interest was $67,272,719.

      SBC Warburg Asia Ltd., 1.93%, in the principal amount of $65,954,000, repurchase price $65,957,536, due 11/1/02. The value of the collateral including accrued interest was $67,276,447.

Note 6. Distributions and Tax Information
In order to present paid-in capital in excess of par and accumulated net realized gains (losses) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital in excess of par, undistributed net investment loss and accumulated net realized gains (loss) on investments. For the year ended October 31, 2002, the adjustments were to decrease
    24

       Prudential Pacific Growth Fund, Inc.
             Notes to Financial Statements Cont'd.

paid-in capital in excess of par by $421,477, decrease accumulated net realized loss by $133,453 and decrease undistributed net investment loss of $288,024 for the reclassification of a net operating loss and differences in the treatment for book and tax purposes of certain transactions involving foreign securities, currencies and other tax adjustments.

      As of October 31, 2002, there were no distributable earnings on a tax basis.

      For federal income tax purposes, the Fund had a capital loss carryforward as of October 31, 2002 of approximately $43,057,000 of which $6,178,000 expires in 2006, $34,269,000 expires in 2009 and $2,610,000 expires in 2010.
Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such carryforward.

      The United States federal income tax basis of the Fund's investments and the net unrealized appreciation as of October 31, 2002 were as follows:

                                                   Other           Total Net
                                                Cost Basis        Unrealized
   Tax Basis     Appreciation    Depreciation   Adjustments      Depreciation
-------------   --------------- --------------- ------------    --------------
  $38,922,692     $1,198,296      $3,123,449     $(22,925)        $1,948,078

      The difference between book basis and tax basis is primarily attributable to deferred losses on wash sales.

Note 7. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with an initial sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending upon the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      The Fund has authorized 2 billion shares of common stock at $.001 par value per share divided into four classes, designated Class A, Class B, Class C and Class Z common stock each consisting of 500 million authorized shares.
                                                                          25

       Prudential Pacific Growth Fund, Inc.
             Notes to Financial Statements Cont'd.

      Transactions in shares of common stock were as follows:

Class A                                                       Shares          Amount
----------------------------------------------------------  -----------    -------------
Year ended October 31, 2002:
Shares sold                                                   4,523,111    $  32,181,123
Shares reacquired                                            (5,307,798)     (38,302,857)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                   (784,687)      (6,121,734)
Shares issued upon conversion from Class B                      400,877        2,914,264
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                  (383,810)   $  (3,207,470)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended October 31, 2001:
Shares sold                                                  11,654,875    $  97,997,818
Shares reacquired                                           (14,423,772)    (124,923,380)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                 (2,768,897)     (26,925,562)
Shares issued upon conversion from Class B                    1,792,668       15,404,950
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                  (976,229)   $ (11,520,612)
                                                            -----------    -------------
                                                            -----------    -------------
Class B
----------------------------------------------------------
Year ended October 31, 2002:
Shares sold                                                   2,022,298    $  13,450,177
Shares reacquired                                            (2,371,964)     (15,924,703)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                   (349,666)      (2,474,526)
Shares reacquired upon conversion into Class A                 (425,682)      (2,914,264)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                  (775,348)   $  (5,388,790)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended October 31, 2001:
Shares sold                                                   2,543,492    $  20,766,403
Shares reacquired                                            (3,609,714)     (29,821,278)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                 (1,066,222)      (9,054,875)
Shares reacquired upon conversion into Class A               (1,887,063)     (15,404,950)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                (2,953,285)   $ (24,459,825)
                                                            -----------    -------------
                                                            -----------    -------------

    26

       Prudential Pacific Growth Fund, Inc.
             Notes to Financial Statements Cont'd.

Class C                                                       Shares          Amount
----------------------------------------------------------  -----------    -------------
Year ended October 31, 2002:
Shares sold                                                   1,098,902    $   7,349,768
Shares reacquired                                            (1,102,949)      (7,435,970)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                    (4,047)   $     (86,202)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended October 31, 2001:
Shares sold                                                   2,255,670    $  18,222,589
Shares reacquired                                            (2,569,425)     (21,177,108)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                  (313,755)   $  (2,954,519)
                                                            -----------    -------------
                                                            -----------    -------------
Class Z
----------------------------------------------------------
Year ended October 31, 2002:
Shares sold                                                   2,321,128    $  16,602,102
Shares reacquired                                            (2,349,153)     (17,096,808)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                   (28,025)   $    (494,706)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended October 31, 2001:
Shares sold                                                   3,351,409    $  27,376,134
Shares reacquired                                            (3,570,222)     (29,776,041)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                  (218,813)   $  (2,399,907)
                                                            -----------    -------------
                                                            -----------    -------------

Note 8. Borrowings
The Fund, along with other affiliated registered investment companies (the 'Funds'), is a party to a syndicated credit agreement ('SCA') with a group of banks. For the year ended October 31, 2002, the amounts of the commitment were as follows: $930 million from November 1, 2001 through December 31, 2001 and $500 million from January 1, 2002 through May 3, 2002. On May 3, 2002, the Funds renewed and amended the SCA, which effectively increased the banks' commitment to $800 million and allows the Funds to increase the commitment to $1 billion if necessary. Interest on any borrowings under the SCA will be incurred at market rates. The Funds pay a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the SCA is May 2, 2003.

      The Fund utilized the line of credit during the year ended October 31, 2002. The average daily balance for the 9 days the Fund had outstanding during the year was approximately $2,740,922 at a weighted average interest rate of approximately 2.73%.
                                                                          27

       Prudential Pacific Growth Fund, Inc.
             Financial Highlights

                                                                     Class A(a)
                                                                  ----------------
                                                                     Year Ended
                                                                  October 31, 2002
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                    $   6.83
                                                                      --------
Income/loss from investment operations
Net investment income (loss)                                              (.03)
Net realized and unrealized gain (loss) on investment and
   foreign currency transactions                                          (.21)
                                                                      --------
      Total from investment operations                                    (.24)
                                                                      --------
Less distributions
Dividends from net investment income                                        --
Distributions in excess of net investment income                            --
Distributions from net realized gains                                       --
                                                                      --------
      Total distributions                                                   --
                                                                      --------
Net asset value, end of year                                          $   6.59
                                                                      --------
                                                                      --------
TOTAL RETURN(b)                                                          (3.51)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                         $ 25,106
Average net assets (000)                                              $ 29,077
Ratios to average net assets:
   Total expenses(c)                                                      2.39%
   Operating expenses, including distribution and service
      (12b-1) fees(c)                                                     2.39%
   Operating expenses, excluding distribution and service
      (12b-1) fees                                                        2.14%
   Net investment income (loss)                                           (.48)%
For Class A, B, C and Z shares:
   Portfolio turnover rate                                                 155%

------------------------------
(a) Calculated based upon weighted average shares outstanding during the year.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c) The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.
    28                                     See Notes to Financial Statements

       Prudential Pacific Growth Fund, Inc.
             Financial Highlights Cont'd.

                                     Class A(a)
-------------------------------------------------------------------------------------
                               Year Ended October 31,
-------------------------------------------------------------------------------------
      2001                 2000                 1999                 1998
-------------------------------------------------------------------------------------
    $   9.70             $  14.01             $   9.14             $  12.22
    --------             --------             --------             --------
        (.09)                (.09)                (.04)                 .06
       (2.78)               (4.01)                4.99                (1.88)
    --------             --------             --------             --------
       (2.87)               (4.10)                4.95                (1.82)
    --------             --------             --------             --------
          --                 (.16)                (.08)                  --
          --                 (.05)                  --                 (.40)
          --                   --                   --                 (.86)
    --------             --------             --------             --------
          --                 (.21)                (.08)               (1.26)
    --------             --------             --------             --------
    $   6.83             $   9.70             $  14.01             $   9.14
    --------             --------             --------             --------
    --------             --------             --------             --------
      (29.59)%             (29.82)%              55.11%              (15.53)%
    $ 28,615             $ 50,141             $ 49,338             $ 22,624
    $ 34,919             $ 53,389             $ 31,281             $ 26,845
        2.60%                1.60%                1.72%                1.70%
        2.58%                1.57%                1.72%                1.70%
        2.33%                1.32%                1.47%                1.45%
       (1.12)%               (.70)%               (.34)%                .63%
         158%                  93%                 104%                  94%

    See Notes to Financial Statements                                     29

       Prudential Pacific Growth Fund, Inc.
             Financial Highlights Cont'd.

                                                                     Class B(a)
                                                                  ----------------
                                                                     Year Ended
                                                                  October 31, 2002
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                    $   6.45
                                                                      --------
Income/loss from investment operations
Net investment loss                                                       (.09)
Net realized and unrealized gain (loss) on investment and
   foreign currency transactions                                          (.17)
                                                                      --------
      Total from investment operations                                    (.26)
                                                                      --------
Less distributions
Dividends from net investment income                                        --
Distributions in excess of net investment income                            --
Distributions from net realized gains                                       --
                                                                      --------
      Total distributions                                                   --
                                                                      --------
Net asset value, end of year                                          $   6.19
                                                                      --------
                                                                      --------
TOTAL RETURN(b)                                                          (4.03)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                         $ 10,840
Average net assets (000)                                              $ 14,322
Ratios to average net assets:
   Total expenses                                                         3.14%
   Operating expenses, including distribution and service
      (12b-1) fees                                                        3.14%
   Operating expenses, excluding distribution and service
      (12b-1) fees                                                        2.14%
   Net investment loss                                                   (1.32)%

------------------------------
(a) Calculated based upon weighted average shares outstanding during the year.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
    30                                     See Notes to Financial Statements

       Prudential Pacific Growth Fund, Inc.
             Financial Highlights Cont'd.

                                     Class B(a)
-------------------------------------------------------------------------------------
                               Year Ended October 31,
-------------------------------------------------------------------------------------
      2001                 2000                 1999                 1998
-------------------------------------------------------------------------------------
    $   9.30             $  13.50             $   8.79             $  11.77
    --------         ----------------     ----------------         --------
        (.15)                (.19)                (.12)                (.01)
       (2.70)               (3.87)                4.84                (1.82)
    --------         ----------------     ----------------         --------
       (2.85)               (4.06)                4.72                (1.83)
    --------         ----------------     ----------------         --------
          --                 (.09)                (.01)                  --
          --                 (.05)                  --                 (.29)
          --                   --                   --                 (.86)
    --------         ----------------     ----------------         --------
          --                 (.14)                (.01)               (1.15)
    --------         ----------------     ----------------         --------
    $   6.45             $   9.30             $  13.50             $   8.79
    --------         ----------------     ----------------         --------
    --------         ----------------     ----------------         --------
      (30.72)%             (30.40)%              54.28%              (16.32)%
    $ 16,314             $ 51,004             $107,769             $ 74,457
    $ 28,834             $ 96,019             $ 85,193             $ 91,983
        3.35%                2.35%                2.47%                2.45%
        3.33%                2.32%                2.47%                2.45%
        2.33%                1.32%                1.47%                1.45%
       (1.90)%              (1.43)%              (1.09)%               (.12)%

    See Notes to Financial Statements                                     31

       Prudential Pacific Growth Fund, Inc.
             Financial Highlights Cont'd.

                                                                     Class C(a)
                                                                  ----------------
                                                                     Year Ended
                                                                  October 31, 2002
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                     $ 6.49
                                                                      -------
Income/loss from investment operations
Net investment loss                                                      (.08)
Net realized and unrealized gain (loss) on investment and
   foreign currency transactions                                         (.19)
                                                                      -------
      Total from investment operations                                   (.27)
                                                                      -------
Less distributions
Dividends from net investment income                                       --
Distributions in excess of net investment income                           --
Distributions from net realized gains                                      --
                                                                      -------
      Total distributions                                                  --
                                                                      -------
Net asset value, end of year                                           $ 6.22
                                                                      -------
                                                                      -------
TOTAL RETURN(b)                                                         (4.16)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                          $2,061
Average net assets (000)                                               $2,299
Ratios to average net assets:
   Total expenses                                                        3.14%
   Operating expenses, including distribution and service
      (12b-1) fees                                                       3.14%
   Operating expenses, excluding distribution and service
      (12b-1) fees                                                       2.14%
   Net investment loss                                                  (1.23)%

------------------------------
(a) Calculated based upon weighted average shares outstanding during the year.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
    32                                     See Notes to Financial Statements

       Prudential Pacific Growth Fund, Inc.
             Financial Highlights Cont'd.

                                     Class C(a)
-------------------------------------------------------------------------------------
                               Year Ended October 31,
-------------------------------------------------------------------------------------
      2001                 2000                 1999                 1998
-------------------------------------------------------------------------------------
     $ 9.30               $13.50               $ 8.79               $11.77
    -------              -------              -------              -------
       (.15)                (.19)                (.12)                (.01)
      (2.66)               (3.87)                4.84                (1.82)
    -------              -------              -------              -------
      (2.81)               (4.06)                4.72                (1.83)
    -------              -------              -------              -------
         --                 (.09)                (.01)                  --
         --                 (.05)                  --                 (.29)
         --                   --                   --                 (.86)
    -------              -------              -------              -------
         --                 (.14)                (.01)               (1.15)
    -------              -------              -------              -------
     $ 6.49               $ 9.30               $13.50               $ 8.79
    -------              -------              -------              -------
    -------              -------              -------              -------
     (30.29)%             (30.40)%              54.28%              (16.32)%
     $2,176               $6,040               $7,073               $1,654
     $3,035               $7,376               $3,103               $2,276
       3.35%                2.35%                2.47%                2.45%
       3.33%                2.32%                2.47%                2.45%
       2.33%                1.32%                1.47%                1.45%
      (1.90)%              (1.42)%              (1.09)%               (.12)%

    See Notes to Financial Statements                                     33

       Prudential Pacific Growth Fund, Inc.
             Financial Highlights Cont'd.

                                                                     Class Z(a)
                                                                  ----------------
                                                                     Year Ended
                                                                  October 31, 2002
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                     $ 6.85
                                                                      -------
Income/loss from investment operations
Net investment income (loss)                                             (.01)
Net realized and unrealized gain (loss) on investment and
   foreign currency transactions                                         (.23)
                                                                      -------
      Total from investment operations                                   (.24)
                                                                      -------
Less distributions
Dividends from net investment income                                       --
Distributions in excess of net investment income                           --
Distributions from net realized gains                                      --
                                                                      -------
      Total distributions                                                  --
                                                                      -------
Net asset value, end of year                                           $ 6.61
                                                                      -------
                                                                      -------
TOTAL RETURN(b)                                                         (3.50)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                          $  922
Average net assets (000)                                               $1,068
Ratios to average net assets:
   Total expenses                                                        2.14%
   Operating expenses                                                    2.14%
   Net investment income (loss)                                          (.18)%

------------------------------
(a) Calculated based upon average weighted shares outstanding during the year.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
    34                                     See Notes to Financial Statements

       Prudential Pacific Growth Fund, Inc.
             Financial Highlights Cont'd.

                                     Class Z(a)
-------------------------------------------------------------------------------------
                               Year Ended October 31,
-------------------------------------------------------------------------------------
      2001                 2000                 1999                 1998
-------------------------------------------------------------------------------------
     $ 9.75              $  14.12             $   9.17             $  12.28
    -------              --------             --------             --------
       (.07)                 (.06)                  --                  .08
      (2.83)                (4.08)                5.06                (1.89)
    -------              --------             --------             --------
      (2.90)                (4.14)                5.06                (1.81)
    -------              --------             --------             --------
         --                  (.18)                (.11)                  --
         --                  (.05)                  --                 (.44)
         --                    --                   --                 (.86)
    -------              --------             --------             --------
         --                  (.23)                (.11)               (1.30)
    -------              --------             --------             --------
     $ 6.85              $   9.75             $  14.12             $   9.17
    -------              --------             --------             --------
    -------              --------             --------             --------
     (29.89)%              (29.75)%              56.05%              (15.36)%
     $1,147              $  3,767             $ 43,311             $ 12,429
     $2,107              $ 33,479             $ 22,811             $ 15,099
       2.35%                 1.35%                1.47%                1.45%
       2.33%                 1.32%                1.47%                1.45%
       (.86)%                (.40)%               (.03)%                .82%

    See Notes to Financial Statements                                     35

       Prudential Pacific Growth Fund, Inc.
             Report of Independent Accountants

To the Shareholders and Board of Directors of Prudential Pacific Growth Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Pacific Growth Fund, Inc. (the 'Fund') at October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 19, 2002
    36

                                                        ANNUAL REPORT
                                                        OCTOBER 31, 2002
            PRUDENTIAL
            PACIFIC GROWTH FUND, INC.
-------------------------------------------------------------------------------
                                                        MANAGEMENT OF
                                                        THE FUND

 Prudential Pacific Growth Fund, Inc.        www.prudential.com (800) 225-1852

             Management of the Fund (Unaudited)

      Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be 'interested persons' of the Fund, as defined in the Investment Company Act of 1940, are referred to as 'Independent Directors.' Directors who are deemed to be 'interested persons' of the Fund are referred to as 'Interested Directors.' 'Fund Complex' consists of the Fund and any other investment companies managed by PI.

       Independent Directors

                                                                                 Term of Office
                                                                                   and Length
                                                            Position                of Time
                       Name, Address** and Age              With Fund              Served***
                       -------------------------------------------------------------------------
                       Delayne Dedrick Gold (64)            Director               Since 1992


                       Robert E. La Blanc (68)              Director               Since 1992

                       Robin B. Smith (63)                  Director               Since 1996
                                                                                                     Number of
                                                                                                   Fund Complex
                                                                Principal Occupations               Overseen by
                       Name, Address** and Age                   During Past 5 Years                 Director
                       -------------------------------
                       Delayne Dedrick Gold (64)        Marketing Consultant.                           89

                       Robert E. La Blanc (68)          President (since 1981) of Robert E.             74
                                                        La Blanc Associates, Inc.
                                                        (telecommunications); formerly
                                                        General Partner at Salomon Brothers
                                                        and Vice-Chairman of Continental
                                                        Telecom; Trustee of Manhattan
                                                        College.

                       Robin B. Smith (63)              Chairman and Chief Executive Officer            69
                                                        (since August 1996) of Publishers
                                                        Clearing House (direct marketing),
                                                        formerly President and Chief
                                                        Executive Officer (January
                                                        1988-August 1996) of Publishers
                                                        Clearing House.

                                                                   Other
                                                             Directorships Held
                       Name, Address** and Age              by the Director****
                       -------------------------------
                       Delayne Dedrick Gold (64)

                       Robert E. La Blanc (68)          Director of Storage
                                                        Technology Corporation
                                                        (technology) (since 1979),
                                                        Chartered Semiconductor
                                                        Manufacturing, Ltd.
                                                        (Singapore) (since 1998),
                                                        Titan Corporation
                                                        (electronics) (since 1995),
                                                        Computer Associates
                                                        International, Inc.
                                                        (software company) (since
                                                        2002); Director (since 1999)
                                                        of First Financial Fund,
                                                        Inc. and Director (since
                                                        April 1999) of The High
                                                        Yield Plus Fund, Inc.

                       Robin B. Smith (63)              Director of BellSouth
                                                        Corporation (since 1992),
                                                        and Kmart Corporation
                                                        (retail) (since 1996).

    38                                                                    39

 Prudential Pacific Growth Fund, Inc.       www.prudential.com (800) 225-1852

             Management of the Fund (Unaudited) Cont'd.

                                                                                 Term of Office
                                                                                   and Length
                                                            Position                of Time
                       Name, Address** and Age              With Fund              Served***
                       -------------------------------------------------------------------------
                       Stephen Stoneburn (59)               Director               Since 1996

                       Nancy H. Teeters (72)                Director               Since 1996

                       Clay T. Whitehead (64)               Director               Since 1992
                                                                                                     Number of
                                                                                                   Portfolios in
                                                                                                   Fund Complex
                                                                Principal Occupations               Overseen by
                       Name, Address** and Age                   During Past 5 Years                 Director
                       -------------------------------
                       Stephen Stoneburn (59)           President and Chief Executive Officer           74
                                                        (since June 1996) of Quadrant Media
                                                        Corp. (a publishing company);
                                                        formerly President (June 1995-June
                                                        1996) of Argus Integrated Media,
                                                        Inc.; Senior Vice President and
                                                        Managing Director (January 1993-1995)
                                                        of Cowles Business Media and Senior
                                                        Vice President of Fairchild
                                                        Publications, Inc. (1975-1989).

                       Nancy H. Teeters (72)            Economist; formerly Vice President              72
                                                        and Chief Economist of International
                                                        Business Machines Corporation;
                                                        formerly Director of Inland Steel
                                                        Industries (July 1984-1999), formerly
                                                        Governor of The Federal Reserve
                                                        (September 1978-June 1984).

                       Clay T. Whitehead (64)           President (since 1983) of National              91
                                                        Exchange Inc. (new business
                                                        development firm).


                                                                   Other
                                                             Directorships Held
                       Name, Address** and Age              by the Director****
                       -------------------------------
                       Stephen Stoneburn (59)

                       Nancy H. Teeters (72)

                       Clay T. Whitehead (64)           Director (since 2000) of
                                                        First Financial Fund, Inc.
                                                        and Director (since 2000) of
                                                        The High Yield Plus Fund,
                                                        Inc.

    40                                                                    41

  Prudential Pacific Growth Fund, Inc.      www.prudential.com (800) 225-1852

             Management of the Fund (Unaudited) Cont'd.

       Interested Directors

                                                                                 Term of Office
                                                                                   and Length
                                                            Position                of Time
                       Name, Address** and Age              With Fund              Served***
                       -------------------------------------------------------------------------
                       *Robert F. Gunia (56)                Director and           Since 1996
                                                            Vice President

                       *David R. Odenath, Jr. (45)          Director and           Since 1999
                                                            President
                                                                                                     Number of
                                                                                                   Fund Complex
                                                                Principal Occupations               Overseen by
                       Name, Address** and Age                   During Past 5 Years                 Director
                       -------------------------------
                       *Robert F. Gunia (56)            Executive Vice President and Chief              112
                                                        Administrative Officer (since June
                                                        1999) of PI; Executive Vice President
                                                        and Treasurer (since January 1996) of
                                                        PI; President (since April 1999) of
                                                        Prudential Investment Management
                                                        Services LLC (PIMS); Corporate Vice
                                                        President (since September 1997) of
                                                        The Prudential Insurance Company of
                                                        America (Prudential); formerly Senior
                                                        Vice President (March 1987-May 1999)
                                                        of Prudential Securities Incorporated
                                                        (Prudential Securities); formerly
                                                        Chief Administrative Officer (July
                                                        1989-September 1996), Director
                                                        (January 1989-September 1996) and
                                                        Executive Vice President, Treasurer
                                                        and Chief Financial Officer (June
                                                        1987-December 1996) of PMF; Vice
                                                        President and Director (since May
                                                        1992) of Nicholas-Applegate Fund,
                                                        Inc.

                       *David R. Odenath, Jr. (45)      President, Chief Executive Officer              115
                                                        and Chief Operating Officer (since
                                                        June 1999) of PI; Senior Vice
                                                        President (since June 1999) of
                                                        Prudential; formerly Senior Vice
                                                        President (August 1993-May 1999) of
                                                        PaineWebber Group, Inc.

                                                                   Other
                                                             Directorships Held
                       Name, Address** and Age              by the Director****
                       -------------------------------
                       *Robert F. Gunia (56)            Vice President and Director
                                                        (since May 1989) of The Asia
                                                        Pacific Fund, Inc.

                       *David R. Odenath, Jr. (45)

    42                                                                    43

   Prudential Pacific Growth Fund, Inc.     www.prudential.com (800) 225-1852

             Management of the Fund (Unaudited) Cont'd.

                                                                                 Term of Office
                                                                                   and Length
                                                            Position                of Time
                       Name, Address** and Age              With Fund              Served***
                       -------------------------------------------------------------------------
                       *Judy A. Rice (54)                   Director and           Since 2000
                                                            Vice President
                                                                                                     Number of
                                                                                                   Portfolios in
                                                                                                   Fund Complex
                                                                Principal Occupations               Overseen by
                       Name, Address** and Age                   During Past 5 Years                 Director
                       -------------------------------
                       *Judy A. Rice (54)               Executive Vice President (since 1999)           111
                                                        of PI; formerly various positions to
                                                        Senior Vice President (1992-1999) of
                                                        Prudential Securities; and various
                                                        positions to Managing Director
                                                        (1975-1992) of Salomon Smith Barney;
                                                        Member of Board of Governors of the
                                                        Money Management Institute; Member of
                                                        the Prudential Securities Operating
                                                        Council and a Member of the Board of
                                                        Directors for the National
                                                        Association for Variable Annuities.

                                                                   Other
                                                             Directorships Held
                       Name, Address** and Age              by the Director****
                       -------------------------------
                       *Judy A. Rice (54)


      Information pertaining to the officers of the Fund who are not Directors is set forth below.

       Officers

                                                                                 Term of Office
                                                                                   and Length
                                                            Position                of Time
                       Name, Address** and Age              With Fund              Served***
                       -------------------------------------------------------------------------
                       Grace C. Torres (43)                 Treasurer and          Since 1997
                                                            Principal
                                                            Financial and
                                                            Accounting
                                                            Officer

                       Jonathan D. Shain (44)               Secretary              Since 2001

                                                                Principal Occupations
                       Name, Address** and Age                   During Past 5 Years
                       -------------------------------
                       Grace C. Torres (43)             Senior Vice President (since January
                                                        2000) of PI; formerly First Vice
                                                        President (December 1996-January
                                                        2000) of PI and First Vice President
                                                        (March 1993-1999) of Prudential
                                                        Securities.

                       Jonathan D. Shain (44)           Vice President and Corporate Counsel
                                                        (since August 1998) of Prudential;
                                                        formerly Attorney with Fleet Bank,
                                                        N.A. (January 1997-July 1998) and
                                                        Associate Counsel (August
                                                        1994-January 1997) of New York Life
                                                        Insurance Company.

                       Name, Address** and Age
                       -------------------------------
                       Grace C. Torres (43)

                       Jonathan D. Shain (44)

    44                                                                    45

 Prudential Pacific Growth Fund, Inc.    www.prudential.com (800) 225-1852
             Management of the Fund (Unaudited) Cont'd.

                                                                                 Term of Office
                                                                                   and Length
                                                            Position                of Time
                       Name, Address** and Age              With Fund              Served***
                       -------------------------------------------------------------------------
                       Marguerite E.H. Morrison (46)        Assistant              Since 2002
                                                            Secretary
                       Maryanne Ryan (38)                   Anti-Money             Since 2002
                                                            Laundering
                                                            Compliance
                                                            Officer

                                                                Principal Occupations
                       Name, Address** and Age                   During Past 5 Years
                       -------------------------------
                       Marguerite E.H. Morrison (46)    Vice President and Chief Legal
                                                        Officer - Mutual Funds and Unit
                                                        Investment Trusts (since August 2000)
                                                        of Prudential; Senior Vice President
                                                        and Assistant Secretary (since
                                                        February 2001) of PI; Vice President
                                                        and Assistant Secretary of PIMS
                                                        (since October 2001), previously Vice
                                                        President and Associate General
                                                        Counsel (December 1996 - February
                                                        2001) of PI and Vice President and
                                                        Associate General Counsel (September
                                                        1987 - September 1996) of Prudential
                                                        Securities.

                       Maryanne Ryan (38)               Vice President, Prudential (since
                                                        November 1998), First Vice President,
                                                        Prudential Securities (March 1997 -
                                                        May 1998).

                       Name, Address** and Age
                       -------------------------------
                       Marguerite E.H. Morrison (46)

                       Maryanne Ryan (38)

------------------

    * 'Interested' Director, as defined in the 1940 Act, by reason of employment with the Manager, the Subadviser or the Distributor.
   ** Unless otherwise noted, the address of the Directors and Officers is c/o:
      Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark,
      New Jersey 07102.
  *** There is no set term of office for Directors and officers. The Independent
      Directors have adopted a retirement policy, which calls for the retirement of
      Directors on December 31 of the year in which they reach the age of 75. The table shows the number of years for which they have served as Director and/or officer.
 **** This column includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is,
      'public companies') or other investment companies registered under the 1940 Act.

Additional information about the Fund's Directors is included in the Fund's Statement of Additional Information which is available without charge, upon request, by calling (800) 225-1852 or (732) 482-7555 (Calling from outside the U.S.)
    46                                                                    47

Prudential Pacific Growth Fund, Inc.

Prudential Mutual Funds

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial professional or call us at (800) 225-1852.
Read the prospectus carefully before you invest or send money.

PRUDENTIAL MUTUAL FUNDS
------------------------------------------------------
Stock Funds
Large Capitalization Stock Funds
Prudential 20/20 Focus Fund
Prudential Equity Fund, Inc.
Prudential Index Series Fund
  Prudential Stock Index Fund
Prudential Tax-Managed Funds
  Prudential Tax-Managed Equity Fund
Prudential Value Fund
The Prudential Investment Portfolios, Inc.
  Prudential Jennison Growth Fund

Small- to Mid-Capitalization Stock Funds
Nicholas-Applegate Fund, Inc.
  Nicholas-Applegate Growth Equity Fund
Prudential Small Company Fund, Inc.
Prudential Tax-Managed Small-Cap Fund, Inc.
Prudential U.S. Emerging Growth Fund, Inc.
The Prudential Investment Portfolios, Inc.
  Prudential Jennison Equity Opportunity Fund

Sector Stock Funds
Prudential Natural Resources Fund, Inc.
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
  Prudential Financial Services Fund
  Prudential Health Sciences Fund
  Prudential Technology Fund
  Prudential Utility Fund


Global/International Stock Funds
Prudential Europe Growth Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
  Prudential Global Growth Fund
  Prudential International Value Fund
  Prudential Jennison International Growth Fund

Balanced/Allocation Fund
The Prudential Investment Portfolios, Inc.
  Prudential Active Balanced Fund

Bond Funds
Taxable Bond Funds
Prudential Government Income Fund, Inc.
Prudential High Yield Fund, Inc.
Prudential Short-Term Corporate Bond Fund, Inc.
  Income Portfolio
Prudential Total Return Bond Fund, Inc.

Municipal Bond Funds
Prudential California Municipal Fund
  California Series
  California Income Series
Prudential Municipal Bond Fund
  High Income Series
  Insured Series
        www.prudential.com  (800) 225-1852

Prudential Municipal Series Fund
  Florida Series
  New Jersey Series
  New York Series
  Pennsylvania Series
Prudential National Municipals Fund, Inc.

Global/International Bond Fund
Prudential Global Total Return Fund, Inc.

Money Market Funds
Taxable Money Market Funds
Cash Accumulation Trust
  Liquid Assets Fund
  National Money Market Fund
Prudential Government Securities Trust
  Money Market Series
  U.S. Treasury Money Market Series
Prudential Institutional Liquidity Portfolio, Inc.
  Institutional Money Market Series
Prudential MoneyMart Assets, Inc.

Municipal Money Market Funds
Prudential California Municipal Fund
  California Money Market Series
Prudential Municipal Series Fund
  New Jersey Money Market Series
  New York Money Market Series

Tax-Free Money Market Funds
Command Tax-Free Fund
Prudential Tax-Free Money Fund, Inc.

Other Money Market Funds
Command Government Fund
Command Money Fund
Special Money Market Fund, Inc.*
  Money Market Series


STRATEGIC PARTNERS
MUTUAL FUNDS**
--------------------------------------------------
Strategic Partners Asset Allocation Funds
   Strategic Partners Conservative Growth Fund
   Strategic Partners Moderate Growth Fund
   Strategic Partners High Growth Fund

Strategic Partners Style Specific Funds
   Strategic Partners
      Large Capitalization Growth Fund
   Strategic Partners
      Large Capitalization Value Fund
   Strategic Partners
      Small Capitalization Growth Fund
   Strategic Partners
      Small Capitalization Value Fund
   Strategic Partners
      International Equity Fund
   Strategic Partners
      Total Return Bond Fund

Strategic Partners Opportunity Funds
   Strategic Partners Focused Growth Fund
   Strategic Partners New Era Growth Fund
   Strategic Partners Focused Value Fund
   Strategic Partners Mid-Cap Value Fund

Special Money Market Fund, Inc.*
  Money Market Series


* This Fund is not a direct purchase money fund and is only an exchangeable money fund.
**Not exchangeable with Prudential mutual funds.

Prudential Pacific Growth Fund, Inc.

Class A  Growth of a $10,000 Investment

               (GRAPH)

Average Annual Total Returns as of 10/31/02
                        One Year   Five Years   Ten Years   Since Inception
With Sales Charge        -8.34%      -9.91%       -3.22%         -2.54%
Without Sales Charge     -3.51%      -8.98%       -2.72%         -2.05%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of annual total returns for the past ten years.
The graph compares a $10,000 investment in the Prudential Pacific Growth Fund, Inc. (Class A shares) with a similar investment in the Morgan
Stanley Capital International (MSCI) All
Country (AC) Asia Pacific Free Gross Index and the MSCI AC Pacific Free Index by portraying the initial account values at the beginning of the ten-year period of Class A shares (October
31, 1992) and the account values at the end of the current fiscal year (October 31, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested.
Without the distribution and service (12b-1) fee waiver for Class A shares, the returns would have been lower. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or following the redemption of the Fund's shares. The Fund's benchmark changed to the MSCI AC Pacific Free
Index because this index better reflects the countries that the investment adviser seeks to position the portfolio based on the Fund's mandate. The MSCI AC Asia Pacific Free Gross
Index is an unmanaged, weighted index
comprising approximately 950 securities listed on the stock exchanges of Australia, China
(free), Hong Kong, India, Indonesia, Japan,
Korea, Malaysia, Pakistan, the Philippines,
Singapore, Sri Lanka, Taiwan, and Thailand. The
MSCI AC Pacific Free Index is an unmanaged, free float-adjusted market capitalization index that is designed to measure the following international equity countries: Australia,
China, Hong Kong, Indonesia, Japan, Malaysia,
New Zealand, the Philippines, Singapore,
Taiwan, and Thailand. The total returns of the indexes include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes.
These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise these indexes may differ substantially from the securities in the Fund. These indexes are not the only ones that may be used to characterize performance of global stock funds.
Other indexes may portray different comparative performance. Investors cannot invest directly in an index. This graph is furnished to you in accordance with Securities and Exchange
Commission (SEC) regulations.

        www.prudential.com  (800) 225-1852

Class B     Growth of a $10,000 Investment

               (GRAPH)

Average Annual Total Returns as of 10/31/02
                        One Year   Five Years   Ten Years   Since Inception
With Sales Charge        -8.83%      -9.95%       -3.49%         -2.83%
Without Sales Charge     -4.03%      -9.79%       -3.49%         -2.83%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of annual total returns for the past ten years.
The graph compares a $10,000 investment in the Prudential Pacific Growth Fund, Inc. (Class B shares) with a similar investment in the MSCI
AC Asia Pacific Free Gross Index and the MSCI
AC Pacific Free Index by portraying the initial account values at the beginning of the ten-year period of Class B shares (October 31, 1992) and the account values at the end of the current fiscal year (October 31, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable contingent deferred sales charge (CDSC) was deducted from the value of the investment in Class B shares, assuming full redemption on October 31, 2002; (b) all recurring fees
(including management fees) were deducted; and
(c) all dividends and distributions were reinvested. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis.
The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or following the redemption of the Fund's shares. The Fund's benchmark changed to the MSCI AC Pacific Free Index because this index better reflects the countries that the investment adviser seeks to position the portfolio based on the Fund's mandate. The MSCI
AC Asia Pacific Free Gross Index is an
unmanaged, weighted index comprising
approximately 950 securities listed on the stock exchanges of Australia, China (free), Hong Kong, India, Indonesia, Japan, Korea,
Malaysia, Pakistan, the Philippines, Singapore,
Sri Lanka, Taiwan, and Thailand. The MSCI AC
Pacific Free Index is an unmanaged, free float-adjusted market capitalization index that is designed to measure the following international equity countries: Australia, China, Hong Kong,
Indonesia, Japan, Malaysia, New Zealand, the
Philippines, Singapore, Taiwan, and Thailand.
The total returns of the indexes include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise these indexes may differ substantially from the securities in the Fund. These indexes are not the only ones that may be used to characterize performance of global stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index. This graph is furnished to you in accordance with SEC regulations.

Prudential Pacific Growth Fund, Inc.

              (GRAPH)

Class C     Growth of a $10,000 Investment
                        One Year   Five Years   Ten Years   Since Inception
With Sales Charge        -6.07%      -9.88%         N/A          -9.54%
Without Sales Charge     -4.16%      -9.70%         N/A          -9.43%

Past performance is not indicative of
future results. Principal and
investment return will fluctuate so
that an investor's shares, when
redeemed, may be worth more or less
than their original cost. The best- and
worst-year information within the graph
is designed to give you an idea of how
much the Fund's returns can fluctuate
from year to year by measuring the best
and worst calendar years in terms of
annual total returns since inception of
the share class. The graph compares a
$10,000 investment in the Prudential
Pacific Growth Fund, Inc. (Class C
shares) with a similar investment in
the MSCI AC Asia Pacific Free Gross
Index and the MSCI AC Pacific Free
Index by portraying the initial account
values at the commencement of
operations of Class C shares (August 1,
1994) and the account values at the end
of the current fiscal year (October 31,
2002), as measured on a quarterly
basis. For purposes of the graph, and
unless otherwise indicated, it has been
assumed that (a) the applicable front-
end sales charge was deducted from the
initial $10,000 investment in Class C
shares; (b) the applicable CDSC was
deducted from the value of the
investment in Class C shares, assuming
full redemption on October 31, 2002;
(c) all recurring fees (including
management fees) were deducted; and (d)
all dividends and distributions were
reinvested. The average annual total
returns in the table and the returns on
investment in the graph do not reflect
the deduction of taxes that a
shareholder would pay on the Fund's
distributions or following the
redemption of the Fund's shares. The
Fund's benchmark changed to the MSCI AC
Pacific Free Index because this index
better reflects the countries that the
investment adviser seeks to position
the portfolio based on the Fund's
mandate. The MSCI AC Asia Pacific Free
Gross Index is an unmanaged, weighted
index comprising approximately 950
securities listed on the stock
exchanges of Australia, China (free),
Hong Kong, India, Indonesia, Japan,
Korea, Malaysia, Pakistan, the
Philippines, Singapore, Sri Lanka,
Taiwan, and Thailand. The MSCI AC
Pacific Free Index is an unmanaged,
free float-adjusted market
capitalization index that is designed
to measure the following international
equity countries: Australia, China
(free), Hong Kong, India, Indonesia,
Japan, Korea, Malaysia, Pakistan, the
Philippines, Singapore, Sri Lanka,
Taiwan, and Thailand. The total returns
of the indexes include the reinvestment
of all dividends, but do not include
the effect of sales charges, operating
expenses, or taxes. These returns would
be lower if they included the effect of
sales charges, operating expenses, or
taxes. The securities that comprise
these indexes may differ substantially
from the securities in the Fund. These
indexes are not the only ones that may
be used to characterize performance of
global stock funds. Other indexes may
portray different comparative
performance. Investors cannot invest
directly in an index. This graph is
furnished to you in accordance with SEC
regulations.

                www.prudential.com  (800) 225-1852

Class Z     Growth of a $10,000 Investment

               (GRAPH)

Average Annual Total Returns as of 10/31/02
   One Year   Five Years   Ten Years   Since Inception
    -3.50%      -8.89%        N/A          -10.55%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst- year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of annual total returns since inception of the share class. The graph compares a $10,000 investment in the Prudential Pacific Growth
Fund, Inc. (Class Z shares) with a similar investment in the MSCI AC Asia Pacific Free
Gross Index and the MSCI AC Pacific Free Index by portraying the initial account values at the commencement of operations of Class Z shares
(March 1, 1996) and the account values at the end of the current fiscal year (October 31, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted, and (b) all dividends and distributions were reinvested. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or following the redemption of the Fund's shares. The Fund's benchmark changed to the MSCI AC Pacific Free Index because this index better reflects the countries that the investment adviser seeks to position the portfolio based on the Fund's mandate. The MSCI
AC Asia Pacific Free Gross Index is an
unmanaged, weighted index comprising
approximately 950 securities listed on the stock exchanges of Australia, China (free), Hong Kong, India, Indonesia, Japan, Korea,
Malaysia, Pakistan, the Philippines, Singapore,
Sri Lanka, Taiwan, and Thailand. The MSCI AC
Pacific Free Index is an unmanaged, free float-adjusted market capitalization index that is designed to measure the following international equity countries: Australia, China (free), Hong
Kong, India, Indonesia, Japan, Korea, Malaysia,
Pakistan, the Philippines, Singapore, Sri
Lanka, Taiwan, and Thailand. The total returns of the indexes include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes.
These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise these indexes may differ substantially from the securities in the Fund. These indexes are not the only ones that may be used to characterize performance of global stock funds.
Other indexes may portray different comparative performance. Investors cannot invest directly in an index. This graph is furnished to you in accordance with SEC regulations.

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Visit Prudential's website at:
www.prudential.com

DIRECTORS
Delayne Dedrick Gold
Robert F. Gunia
Robert E. La Blanc
David R. Odenath, Jr.
Judy A. Rice
Robin B. Smith
Stephen Stoneburn
Nancy H. Teeters
Clay T. Whitehead

OFFICERS
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Judy A. Rice, Vice President
Grace C. Torres, Treasurer
Jonathan D. Shain, Secretary
Marguerite E.H. Morrison, Assistant Secretary
Maryanne Ryan, Anti-Money Laundering
   Compliance Officer

MANAGER
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

INVESTMENT ADVISER
JF International Management Limited
46th Floor, Jardine House
1 Connaught Place, Central
Hong Kong

DISTRIBUTOR
Prudential Investment
   Management Services LLC
Gateway Center Three, 14th Floor
Newark, NJ 07102-4077

CUSTODIAN
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

TRANSFER AGENT
Prudential Mutual Fund Services LLC
PO Box 8098
Philadelphia, PA 19101

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

LEGAL COUNSEL
Sullivan & Cromwell
125 Broad Street
New York, NY 10004-2498

Mutual funds are not bank guaranteed or FDIC insured, and may lose value.

Fund Symbols    Nasdaq    CUSIP
Class A         PRPAX    743941106
Class B         PRPBX    743941205
Class C         PRPCX    743941304
Class Z         PPGZX    743941403

MF157E       IFS-A076299
~

SEMIANNUAL REPORT
APRIL 30, 2003

PRUDENTIAL
PACIFIC GROWTH FUND, INC.

FUND TYPE
Global stock

OBJECTIVE
Long-term growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

Prudential Financial is a service mark of
The Prudential Insurance Company of America,
Newark, NJ, and its affiliates.                 PRUDENTIAL FINANCIAL (LOGO)

Prudential Pacific Growth Fund, Inc.

Performance at a Glance

FUND OBJECTIVE
The investment objective of the Prudential Pacific
Growth Fund (the Fund) is long-term growth of capital. There can be no assurance that the Fund will achieve its investment objective.

    Cumulative Total Returns1                       As of 4/30/03

                                           Six Months   One Year   Five Years  Ten Years   Since Inception2
Class A                                      -8.95%     -20.74%     -37.98%     -43.65%      -26.41%
Class B                                      -9.37      -21.32      -40.71      -47.99       -32.50
Class C                                      -9.32      -21.34      -40.39        N/A        -59.96
Class Z                                      -8.93      -20.58      -37.70        N/A        -56.69
MSCI AC Pacific Free Price Index3            -4.98      -20.97      -25.94      -44.87         ***
MSCI AC Asia Pacific Free Gross Index4       -3.93      -19.42      -20.79      -37.19        ****
Lipper Pacific Region Funds Avg.5            -6.57      -22.12      -17.32      -17.37       *****

    Average Annual Total Returns1                    As of 3/31/03

                                       One Year    Five Years   Ten Years    Since Inception2
Class A                                 -25.82%     -10.74%       -5.34%         -3.37%
Class B                                 -26.30      -10.80        -5.61          -3.68
Class C                                 -23.98      -10.71         N/A          -10.20
Class Z                                 -21.76       -9.73         N/A          -11.25
MSCI AC Pacific Free Price Index3       -20.30       -6.60        -4.54            ***
MSCI AC Asia Pacific Free Gross Index4  -17.71       -5.29        -3.28           ****
Lipper Pacific Region Funds Avg.5       -21.74       -5.36        -1.55          *****

Past performance is not indicative of future results.
Principal value and investment return will fluctuate
so that an investor's shares, when redeemed, may be
worth more or less than their original cost. 1Source:
Prudential Investments LLC, Lipper Inc., and
Micropal. The cumulative total returns do not take
into account applicable sales charges. The average
annual total returns do take into account applicable
sales charges. Without the distribution and service
(12b-1) fee waiver of 0.05% for Class A shares, the
returns would have been lower. The Fund charges a
maximum front-end sales charge of 5% for Class A
shares in most circumstances, and a 12b-1 fee of up
to 0.30% annually. In some circumstances, Class A
shares may not be subject to a front-end sales
charge, but may be subject to a 1% contingent
deferred sales charge (CDSC) for the first year.
Class B shares are subject to a declining CDSC of 5%,
4%, 3%, 2%, 1%, and 1% for the first six years
respectively after purchase, and a 12b-1 fee of 1.00%
annually. Approximately seven years after purchase,
Class B shares will automatically convert to Class A
shares on a quarterly basis. Class C shares are
subject to a front-end sales charge of 1%, a CDSC of
1% for shares redeemed within 18 months of purchase,
and a 12b-1 fee of 1.00% annually. Class Z shares are
not subject to a sales charge or 12b-1 fee. The
returns in the tables above do not reflect the
deduction of taxes that a shareholder would pay on
fund distributions or following the redemption of
fund shares. 2Inception dates: Class A and Class B,
7/24/92; Class C, 8/1/94; and Class Z, 3/1/96. 3The
Morgan Stanley Capital International (MSCI) All
Country (AC) Pacific Free Price Index is an
unmanaged,
                               www.prudential.com    (800) 225-1852

Semiannual Report    April 30, 2003

free float-adjusted market capitalization index that is designed to measure the equity market performance in the following countries: Australia, China, Hong
Kong, Indonesia, Japan, Korea, Malaysia, New Zealand, the Philippines, Singapore, Taiwan, and Thailand.
4The MSCI AC Asia Pacific Free Gross Index is an unmanaged, weighted index comprising approximately
950 securities listed on the stock exchanges of Australia, China, Hong Kong, India, Indonesia, Japan,
Malaysia, Pakistan, the Philippines, Singapore, South
Korea, Sri Lanka, Taiwan, and Thailand.5 The Lipper
Pacific Region Funds Average (Lipper Average) represents returns based on an average return of all funds in the Lipper Pacific Region Funds category for the periods noted. Funds in the Lipper Average concentrate investments in equity securities with primary trading markets or operations concentrated in the Western Pacific Basin region or in a single country within this region. Investors cannot invest directly in an index. The returns for the MSCI
Indexes and the Lipper Average would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses of a mutual fund, but not sales charges or taxes. ***MSCI AC Pacific Free Price Index Since
Inception cumulative total returns as of 4/30/03 are -20.21% for Class A and Class B, -52.61% for Class C, and -51.39% for Class Z. MSCI AC Pacific Free Price
Index Since Inception average annual total returns as of 3/31/03 are -2.23% for Class A and Class B, -8.41% for Class C, and -9.86% for Class Z. ****MSCI AC Asia
Pacific Free Gross Index Since Inception cumulative total returns as of 4/30/03 are -8.15% for Class A and Class B, -46.74% for Class C, and -45.99% for
Class Z. MSCI AC Asia Pacific Free Gross Index Since
Inception average annual total returns as of 3/31/03 are -0.93% for Class A and Class B, -7.17% for Class
C, and -8.52% for Class Z. *****Lipper Average Since
Inception cumulative total returns as of 4/30/03 are 1.79% for Class A and Class B, -36.08% for Class C, and -38.48% for Class Z. Lipper Average Since
Inception average annual total returns as of 3/31/03 are -0.34% for Class A and Class B, -5.64% for Class
C, and -7.46% for Class Z.

PRUDENTIAL FINANCIAL (LOGO)          June 16, 2003

DEAR SHAREHOLDER,
After fighting in Iraq ended in April 2003, U.S.
consumer confidence rose significantly and a more optimistic tone pervaded the financial markets.
Major stock market indexes have continued to improve, even as the long-standing bond market rally persisted. While we welcome these developments, it is important to remember that a wise investor plans for tomorrow's needs today regardless of the direction of financial markets.

Whether you are investing for your retirement, your children's education, or for a new home for your family, Prudential mutual funds offer advantages that may help you reach your financial goals. Experienced asset managers, working closely with research analysts, employ time-tested investment processes that were honed under a variety of market conditions.
We recommend that you consult a financial professional who can help you strike the right balance between your desire to obtain a particular return from an investment and your tolerance for risk.

I was named president of the Prudential Pacific
Growth Fund, Inc. in March 2003. On behalf of the
Prudential Financial family, I would like to thank you for your continued confidence in Prudential mutual funds. We look forward to serving your future investment needs.

Sincerely,


Judy A. Rice, President
Prudential Pacific Growth Fund, Inc.

       Prudential Pacific Growth Fund, Inc.
             Portfolio of Investments as of April 30, 2003 (Unaudited)

Shares       Description                                            Value (Note 1)
----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  96.6%
Common Stocks
-------------------------------------------------------------------------------------
Australia  19.0%
   25,000    Australia & New Zealand Banking Group, Ltd.            $      291,663
  112,000    BHP Billiton, Ltd.                                            633,357
   10,000    Commonwealth Bank of Australia                                170,275
  300,000    Lihir Gold, Ltd.(a)                                           245,841
  450,000    M.I.M. Holdings, Ltd.                                         478,546
   28,300    National Australia Bank, Ltd.                                 575,349
  104,000    Newcrest Mining, Ltd.                                         426,125
  260,000    Qantas Airways, Ltd.                                          517,205
   91,000    QBE Insurance Group, Ltd.                                     486,140
   27,000    Rio Tinto, Ltd.                                               536,759
   58,000    Santos, Ltd.                                                  210,435
   41,000    Suncorp-Metway, Ltd.                                          291,612
   69,321    TABCORP Holdings, Ltd.                                        459,656
  165,000    WMC, Ltd.                                                     450,021
   37,000    Woodside Petroleum, Ltd.                                      265,246
                                                                    --------------
                                                                         6,038,230
-------------------------------------------------------------------------------------
Hong Kong  16.6%
  680,000    Aluminium Corp. of China, Ltd.                                118,579
  580,000    Beijing Datang Power Generation Co., Ltd.                     228,682
  990,000    Brilliance China Automotive Holdings, Ltd.                    231,028
  220,000    Cathay Pacific Airways, Ltd.                                  265,161
   36,000    Cheung Kong (Holdings), Ltd.                                  198,947
  206,000    China Merchants Holdings International Co., Ltd.              162,443
   80,000    China Mobile (Hong Kong), Ltd.                                160,532
  480,000    China Petroleum & Chemical Corp. (Sinopec)                     94,781
  215,000    CLP Holdings, Ltd.                                            879,402
  257,000    CNOOC, Ltd.                                                   337,765
  438,000    Cosco Pacific, Ltd.                                           370,661
  190,000    Esprit Holdings, Ltd.                                         372,738
  420,000    Hong Kong & China Gas Co., Ltd.                               495,445
  230,000    Hong Kong Electric Holdings, Ltd.                             928,959
  234,000    Huaneng Power International, Inc.(Class H)                    222,027

    See Notes to Financial Statements                                      3

       Prudential Pacific Growth Fund, Inc.
             Portfolio of Investments as of April 30, 2003 (Unaudited) Cont'd.

Shares       Description                                            Value (Note 1)
----------------------------------------------------------------------------------------
  198,000    Li & Fung, Ltd.                                        $      222,142
                                                                    --------------
                                                                         5,289,292
-------------------------------------------------------------------------------------
Japan  40.7%
    3,000    Advantest Corp.                                               100,621
   13,000    Bridgestone Corp.                                             147,485
   14,000    Canon, Inc.                                                   565,823
   12,000    Daito Trust Construction Co., Ltd.                            228,912
   40,500    Denso Corp.                                                   577,310
       98    East Japan Railway Co.                                        443,736
    9,000    Eisai Co., Ltd.                                               158,855
   21,000    Fuji Photo Film Co., Ltd.                                     535,301
    2,200    Funai Electric Co., Ltd.                                      221,365
   22,600    Honda Motor Co., Ltd.                                         748,533
   35,000    Kao Corp.                                                     638,311
    8,700    Kyocera Corp.                                                 424,568
    3,300    Mabuchi Motor Co., Ltd.                                       246,545
   36,000    Matsushita Electric Industrial Co., Ltd.                      286,768
  143,000    Mazda Motor Corp.                                             251,803
  123,000    Nikko Cordial Corp.                                           330,035
    4,200    Nintendo Co., Ltd.                                            328,224
      186    Nippon Telegraph & Telephone Corp.                            651,920
   70,800    Nissan Motor Co., Ltd.                                        543,200
      128    NTT DoCoMo, Inc.                                              264,028
   85,000    Osaka Gas Co., Ltd.                                           245,891
   55,000    Ricoh Co., Ltd.                                               843,493
   18,000    Secom Co., Ltd.                                               419,588
   12,500    Shin-Etsu Chemical Co., Ltd.                                  374,182
    9,000    Showa Corp.                                                    83,842
    5,000    Sony Corp.                                                    121,583
   32,000    Takeda Chemical Industries, Ltd.                            1,172,564
  145,000    Tokyo Gas Co., Ltd.                                           471,742
   57,900    Toyota Motor Corp.                                          1,310,834
   18,000    Yamato Transport Co., Ltd.                                    201,342
                                                                    --------------
                                                                        12,938,404

    4                                      See Notes to Financial Statements

       Prudential Pacific Growth Fund, Inc.
             Portfolio of Investments as of April 30, 2003 (Unaudited) Cont'd.

Shares       Description                                            Value (Note 1)
----------------------------------------------------------------------------------------
Malaysia  3.0%
   28,200    British American Tobacco Malaysia Berhad               $      282,000
  265,000    Magnum Corp. Berhad                                           165,276
   75,000    Perusahaan Otomobil Nasional Berhad                           124,342
  235,000    Public Bank Berhad                                            148,421
  105,000    Resorts World Berhad                                          230,724
                                                                    --------------
                                                                           950,763
-------------------------------------------------------------------------------------
New Zealand  1.3%
  265,000    Carter Holt Harvey, Ltd.                                      241,611
    5,443    Fisher & Paykel Healthcare Corp., Ltd.                         32,729
   54,400    Telecom Corp. of New Zealand, Ltd.                            145,753
                                                                    --------------
                                                                           420,093
-------------------------------------------------------------------------------------
Singapore  3.2%
   89,000    Keppel Corp., Ltd.                                            223,553
  144,000    Neptune Orient Lines, Ltd.(a)                                  98,941
  207,000    SembCorp Industries, Ltd.                                     137,565
   64,000    Singapore Airlines, Ltd.                                      340,617
   40,000    United Overseas Bank, Ltd.                                    234,287
                                                                    --------------
                                                                         1,034,963
-------------------------------------------------------------------------------------
South Korea  7.1%
    5,800    Hyundai Motor Co., Ltd.                                       137,004
    1,600    NCsoft Corp.(a)                                               139,589
    5,700    POSCO                                                         480,864
    2,470    Samsung Electronics Co., Ltd.                                 620,041
   84,560    Samsung Heavy Industries Co., Ltd.(a)                         374,430
    1,850    Shinsegae Co., Ltd.                                           220,782
    2,000    SK Telecom Co., Ltd.                                          278,189
                                                                    --------------
                                                                         2,250,899
-------------------------------------------------------------------------------------
Taiwan  4.9%
  172,000    Evergreen Marine Corp.                                        105,095
   70,000    Hon Hai Precision Industry Co., Ltd.                          218,876
  156,000    Lite-On Technology Corp.                                      138,726
   27,000    MediaTek, Inc.                                                220,740

    See Notes to Financial Statements                                      5

       Prudential Pacific Growth Fund, Inc.
             Portfolio of Investments as of April 30, 2003 (Unaudited) Cont'd.

Shares       Description                                            Value (Note 1)
----------------------------------------------------------------------------------------
  122,000    Quanta Computer, Inc.                                  $      213,483
  100,000    Synnex Technology International Corp.                         117,613
  180,000    Taiwan Styrene Monomer Corp.(a)                               118,244
  560,000    United Microelectronics Corp.                                 321,285
  132,000    Wan Hai Lines, Ltd.                                           106,781
                                                                    --------------
                                                                         1,560,843
-------------------------------------------------------------------------------------
Thailand  0.8%
  120,000    PTT Public Co., Ltd.                                          125,962
   42,000    Siam Cement Public Co., Ltd.                                  124,423
                                                                    --------------
                                                                           250,385
                                                                    --------------
             Total long-term investments (cost $32,593,995)             30,733,872
                                                                    --------------
SHORT-TERM INVESTMENT  2.9%
Principal
Amount
(000)
-------------------------------------------------------------------------------------
Repurchase Agreement
$     928    Joint Repurchase Agreement Account,
              1.357%, 5/1/03
              (cost $928,000; Note 5)                                      928,000
                                                                    --------------
             Total Investments  99.5%
              (cost $33,521,995; Note 6)                                31,661,872
             Other assets in excess of liabilities  0.5%                   160,582
                                                                    --------------
             Net Assets  100%                                       $   31,822,454
                                                                    --------------
                                                                    --------------

------------------------------
(a) Non-income producing security.

    6                                      See Notes to Financial Statements

       Prudential Pacific Growth Fund, Inc.
             Portfolio of Investments as of April 30, 2003 (Unaudited) Cont'd.

The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of April 30, 2003 was as follows:

Automotive.............................................................   13.1%
Electronic Components..................................................   11.2
Mining.................................................................   10.6
Electrical Utilities...................................................    7.1
Electronics............................................................    5.7
Telecommunication Services.............................................    4.7
Banks..................................................................    4.5
Drugs & Healthcare.....................................................    4.3
Gas Utilities..........................................................    3.8
Airlines...............................................................    3.5
Oil & Gas Exploration/Production.......................................    3.2
Transportation.........................................................    3.0
Diversified Operations.................................................    2.8
Hotels, Restaurants & Leisure..........................................    2.7
Building & Construction................................................    2.3
Chemicals..............................................................    2.2
Cosmetics & Toiletries.................................................    2.0
Financial Services.....................................................    2.0
Insurance..............................................................    1.5
Apparel & Textiles.....................................................    1.2
Leisure & Tourism......................................................    1.0
Tobacco................................................................    0.9
Computer Networks......................................................    0.8
Paper & Forest Products................................................    0.8
Merchandising..........................................................    0.7
Real Estate Investment Trust...........................................    0.6
Software...............................................................    0.4
Other..................................................................    2.9
                                                                         -----
                                                                          99.5
Other assets in excess of liabilities..................................    0.5
                                                                         -----
                                                                         100.0%
                                                                         -----
                                                                         -----

    See Notes to Financial Statements                                      7

       Prudential Pacific Growth Fund, Inc.
             Statement of Assets and Liabilities (Unaudited)

                                                                    April 30, 2003
----------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $33,521,995)                             $  31,661,872
Foreign currency, at value (cost $1,091,660)                             1,097,837
Cash                                                                       222,670
Receivable for investments sold                                            614,834
Receivable for Fund shares sold                                            273,965
Dividends and interest receivable                                          147,934
Other assets                                                                 6,821
                                                                    --------------
      Total assets                                                      34,025,933
                                                                    --------------
LIABILITIES
Payable for Fund shares reacquired                                       1,324,991
Payable for investments purchased                                          608,674
Accrued expenses                                                           220,657
Management fee payable                                                      19,838
Withholding taxes payable                                                   17,357
Distribution fee payable                                                    11,962
                                                                    --------------
      Total liabilities                                                  2,203,479
                                                                    --------------
NET ASSETS                                                           $  31,822,454
                                                                    --------------
                                                                    --------------
Net assets were comprised of:
   Shares of common stock, at par                                    $       5,409
   Paid-in capital in excess of par                                     79,796,346
                                                                    --------------
                                                                        79,801,755
   Net investment loss                                                    (259,765)
   Accumulated net realized loss on investments and foreign
      currency transactions                                            (45,865,654)
   Net unrealized depreciation on investments and foreign
      currencies                                                        (1,853,882)
                                                                    --------------
Net assets, April 30, 2003                                           $  31,822,454
                                                                    --------------
                                                                    --------------

    8                                      See Notes to Financial Statements

       Prudential Pacific Growth Fund, Inc.
             Statement of Assets and Liabilities (Unaudited) Cont'd.

                                                                    April 30, 2003
----------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($22,240,434 / 3,710,414 shares of common stock issued and
      outstanding)                                                           $5.99
   Maximum sales charge (5% of offering price)                                 .32
                                                                    --------------
   Maximum offering price to public                                          $6.31
                                                                    --------------
                                                                    --------------
Class B:
   Net asset value, offering price and redemption price per share
      ($7,151,009 / 1,275,887 shares of common stock issued and
      outstanding)                                                           $5.60
                                                                    --------------
                                                                    --------------
Class C:
   Net asset value and redemption price per share
      ($1,642,643 / 291,602 shares of common stock issued and
      outstanding)                                                           $5.63
   Sales charge (1% of offering price)                                         .06
                                                                    --------------
   Offering price to public                                                  $5.69
                                                                    --------------
                                                                    --------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($788,368 / 131,055 shares of common stock issued and
      outstanding)                                                           $6.02
                                                                    --------------
                                                                    --------------

    See Notes to Financial Statements                                      9

       Prudential Pacific Growth Fund, Inc.
             Statement of Operations (Unaudited)

                                                                      Six Months
                                                                        Ended
                                                                    April 30, 2003
----------------------------------------------------------------------------------------
NET INVESTMENT LOSS
Income
   Dividends (net of foreign withholding taxes of $29,474)           $    318,107
   Interest                                                                 8,647
                                                                    --------------
      Total income                                                        326,754
                                                                    --------------
Expenses
   Management fee                                                         130,957
   Distribution fee--Class A                                               29,321
   Distribution fee--Class B                                               44,300
   Distribution fee--Class C                                                9,541
   Custodian's fees and expenses                                          129,000
   Transfer agent's fees and expenses                                     113,000
   Registration fee                                                        35,000
   Reports to shareholders                                                 34,000
   Audit fees                                                              20,000
   Legal fees and expenses                                                 20,000
   Directors' fees                                                          3,000
   Miscellaneous                                                           17,937
                                                                    --------------
      Total operating expenses                                            586,056
   Loan interest expense (Note 8)                                             463
                                                                    --------------
      Total expenses                                                      586,519
                                                                    --------------
Net investment loss                                                      (259,765)
                                                                    --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   AND FOREIGN CURRENCY TRANSACTIONS
Net realized loss on:
   Investment transactions (net of Thailand capital gains taxes
      of $7,030)                                                       (2,354,010)
   Foreign currency transactions                                          (75,372)
                                                                    --------------
                                                                       (2,429,382)
                                                                    --------------
  Net change in unrealized appreciation (depreciation) on:
   Investments                                                           (314,404)
   Foreign currencies                                                      29,166
                                                                    --------------
                                                                         (285,238)
                                                                    --------------
Net loss on investments and foreign currencies                         (2,714,620)
                                                                    --------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $ (2,974,385)
                                                                    --------------
                                                                    --------------

    10                                     See Notes to Financial Statements

       Prudential Pacific Growth Fund, Inc.
             Statement of Changes in Net Assets (Unaudited)

                                                     Six Months            Year
                                                       Ended              Ended
                                                   April 30, 2003    October 31, 2002
-------------------------------------------------------------------------------------
DECREASE IN NET ASSETS
Operations
   Net investment loss                              $    (259,765)     $   (358,225)
   Net realized loss on investments and foreign
      currency transactions                            (2,429,382)       (2,604,272)
   Net change in unrealized appreciation
      (depreciation) on investments and foreign
      currencies                                         (285,238)        2,817,924
                                                   --------------    ----------------
   Net decrease in net assets resulting from
      operations                                       (2,974,385)         (144,573)
                                                   --------------    ----------------
Fund share transactions (net of share
   conversions)
   (Note 7)
   Net proceeds from shares sold                       32,329,136        69,583,170
   Cost of shares reacquired                          (36,462,650)      (78,760,338)
                                                   --------------    ----------------
   Net decrease in net assets from Fund share
      transactions                                     (4,133,514)       (9,177,168)
                                                   --------------    ----------------
Total decrease                                         (7,107,899)       (9,321,741)
NET ASSETS
Beginning of period                                    38,930,353        48,252,094
                                                   --------------    ----------------
End of period                                       $  31,822,454      $ 38,930,353
                                                   --------------    ----------------
                                                   --------------    ----------------

    See Notes to Financial Statements                                     11

       Prudential Pacific Growth Fund, Inc.
             Notes to Financial Statements (Unaudited)

      Prudential Pacific Growth Fund, Inc. (the 'Fund') is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund was incorporated in Maryland on August 14, 1991 and commenced investment operations on July 24, 1992. The investment objective of the Fund is to seek long-term capital growth by investing primarily in common stocks, common stock equivalents and other securities of companies doing business in or domiciled in the Pacific Basin region.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

      Securities Valuation:    Securities listed on a securities exchange
(whether domestic or foreign) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices or at the last bid price on such day in the absence of an asked price. Securities traded via NASDAQ are valued at the official closing price provided by NASDAQ. Securities that are actively traded in the over-the-counter market, including securities listed on exchanges whose primary market is believed to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker (if available, otherwise a principal market maker or a primary market dealer). Securities for which reliable market quotations are not readily available or for which the pricing agent or market maker does not provide a valuation or methodology, or provides a valuation or methodology that, in the judgment of the manager or subadviser, does not represent fair value, are valued by a Valuation Committee appointed by the Board of Trustees, in consultation with the manager and applicable subadviser.

      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value.

      Repurchase Agreements:    In connection with transactions in repurchase
agreements with United States financial institutions, it is the Fund's policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of

       Prudential Pacific Growth Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

      Foreign Currency Translation:    The books and records of the Fund are
maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, other assets and liabilities--at the current daily rates of exchange;

      (ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.

      Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period. Accordingly, realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

      Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from forward currency contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on security transactions, and the difference between the amounts of interest, dividends and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currencies.

      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

      Forward Currency Contracts:    A forward currency contract is a commitment
to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts
                                                                          13

       Prudential Pacific Growth Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

are valued daily at current forward exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized and unrealized gains (losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Net investment income (loss) (other than distribution fees which are charged directly to the respective Class) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Dividends and Distributions:    The Fund expects to pay dividends of net
investment income and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified to paid in capital when they arise.

      Taxes:    For federal income tax purposes, it is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments LLC ('PI'). Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PI has entered into a subadvisory agreement with Jardine Fleming International Management, Inc. ('JF').

       Prudential Pacific Growth Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

The subadvisory agreement provides that JF furnishes investment advisory services in connection with the management of the Fund. In connection therewith, JF is obligated to keep certain books and records of the Fund. PI paid for the services of JF, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid to PI is computed daily and payable monthly at an annual rate of .75 of 1% of the average daily net assets of the Fund.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution, (the 'Class A, Class B and Class C Plans'), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Class A, Class B and Class C Plans were .25%, 1% and 1%, respectively, of the average daily net assets of the Class A, Class B and Class C shares for the six months ended April 30, 2003.

      PIMS has advised the Fund that it received approximately $5,500 and $9,100 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the six months ended April 30, 2003. From these fees, PIMS paid such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Fund that for the year six months ended April 30, 2003, it received approximately $9,800 and $6,100 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

      PIMS and PI are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. ('Prudential').

Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund's transfer agent. During the six months ended April 30, 2003, the Fund incurred fees of approximately $85,500 for the services of PMFS. As of April 30, 2003 approximately $13,900 of such fees were due to PMFS.
                                                                          15

       Prudential Pacific Growth Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

      The Fund pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. The Fund incurred approximately $15,100 in total networking fees, of which the amount paid to Prudential Securities, Inc. ('PSI'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential was approximately $12,000 for the six months ended April 30, 2003. As of April 30, 2003, approximately $1,900 of such fees were due to PSI. These amounts are included in transfer agent's fees and expenses in the Statement of Operations.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments,for the six months ended April 30, 2003 were $23,485,712 and $26,967,995, respectively.

Note 5. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of April 30, 2003, the Fund had a ..37% undivided interest in the repurchase agreements in the joint account. The undivided interest for the Fund represents $928,000 in principal amount. As of such date, each repurchase agreements in the joint account and the collateral therefor were as follows:

      Bank of America, 1.36%, in the principal amount of $83,551,000, repurchase price $83,554,156, due 05/01/03. The value of the collateral including accrued interest was $85,222,020.

      Credit Suisse First Boston, 1.35%, in the principal amount of $83,550,000, repurchase price $83,553,133, due 05/01/03. The value of the collateral including accrued interest was $85,224,740.

      Greenwich Capital Markets, Inc., 1.36% in the principal amount of $83,551,000, repurchase price $83,554,156, due 05/01/03. The value of the collateral including accrued interest was $85,224,454.

Note 6. Tax Information
For federal income tax purposes, the Fund had a capital loss carryforward as of October 31, 2002 of approximately $43,057,000 of which $6,178,000 expires in 2006 and $34,269,000 expires in 2009 and $2,610,000 expires in 2010.
Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such carryforward.

       Prudential Pacific Growth Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

      The United States federal income tax basis of the Fund's investments and the net unrealized depreciation as of April 30, 2003 were as follows:

                                                                         Total Net
                                                                        Unrealized
       Tax Basis           Appreciation          Depreciation          Depreciation
   ------------------   -------------------   -------------------   -------------------
      $33,901,429           $1,314,753            $3,554,310            $2,239,557

      The difference between book basis and tax basis is primarily attributable to deferred losses on wash sales.

Note 7. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with an initial sales charge of up to 5%. Certain investors who purchase $1 million or more of Class A shares are subject to a 1% contingent deferred sales charge during the first 12 months. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending upon the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      The Fund has authorized 2 billion shares of common stock at $.001 par value per share divided into four classes, designated Class A, Class B, Class C and Class Z common stock each consisting of 500 million authorized shares.

      Transactions in shares of common stock were as follows:

Class A                                                       Shares          Amount
----------------------------------------------------------  -----------    -------------
Six months ended April 30, 2003:
Shares sold                                                   2,028,389    $  12,641,495
Shares reacquired                                            (2,384,557)     (15,024,108)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                   (356,168)      (2,382,613)
Shares issued upon conversion from Class B                      257,973        1,580,045
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                   (98,195)   $    (802,568)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended October 31, 2002:
Shares sold                                                   4,523,111    $  32,181,123
Shares reacquired                                            (5,307,798)     (38,302,857)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                   (784,687)      (6,121,734)
Shares issued upon conversion from Class B                      400,877        2,914,264
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                  (383,810)   $  (3,207,470)
                                                            -----------    -------------
                                                            -----------    -------------

                                                                          17

       Prudential Pacific Growth Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

Class B
----------------------------------------------------------
Six months ended April 30, 2003:
Shares sold                                                     820,105    $   4,792,540
Shares reacquired                                            (1,021,079)      (6,059,245)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                   (200,974)      (1,266,705)
Shares reacquired upon conversion into Class A                 (275,840)      (1,580,045)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                  (476,814)   $  (2,846,750)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended October 31, 2002:
Shares sold                                                   2,022,298    $  13,450,177
Shares reacquired                                            (2,371,964)     (15,924,703)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                   (349,666)      (2,474,526)
Shares reacquired upon conversion into Class A                 (425,682)      (2,914,264)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                  (775,348)   $  (5,388,790)
                                                            -----------    -------------
                                                            -----------    -------------
Class C
----------------------------------------------------------
Six months ended April 30, 2003:
Shares sold                                                   1,202,955    $   7,044,926
Shares reacquired                                            (1,242,732)      (7,357,202)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                   (39,777)   $    (312,276)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended October 31, 2002:
Shares sold                                                   1,098,902    $   7,349,768
Shares reacquired                                            (1,102,949)      (7,435,970)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                    (4,047)   $     (86,202)
                                                            -----------    -------------
                                                            -----------    -------------
Class Z
----------------------------------------------------------
Six months ended April 30, 2003:
Shares sold                                                   1,269,392    $   7,850,175
Shares reacquired                                            (1,277,882)      (8,022,095)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                    (8,490)   $    (171,920)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended October 31, 2002:
Shares sold                                                   2,321,128    $  16,602,102
Shares reacquired                                            (2,349,153)     (17,096,808)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                   (28,025)   $    (494,706)
                                                            -----------    -------------
                                                            -----------    -------------

Note 8. Borrowings
The Fund, along with other affiliated registered investment companies (the 'Funds'), is a party to a syndicated credit agreement ('SCA') with a group of banks. For the six months ended April 30, 2003, the SCA provides for a commitment of $800 million and allows the Funds to increase the commitment to $1 billion, if necessary. Interest on any borrowings will be at market rates. The Funds pay a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued and paid

       Prudential Pacific Growth Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

quarterly on a pro rata basis by the Funds. The expiration date of the SCA is May 2, 2003. On May 2, 2003, the SCA was renewed under the same terms and conditions ('May 2003 renewal'). The expiration date of the May 2003 renewal is April 30, 2004.

      The Fund utilized the line of credit during the six months ended April 30, 2003. The average daily balance for the 3 days the Fund had outstanding during the six months was approximately $3,331,000 at a weighted average interest rate of approximately 1.78%.
                                                                          19

       Prudential Pacific Growth Fund, Inc.
             Financial Highlights (Unaudited)

                                                                     Class A(a)
                                                                  ----------------
                                                                  Six Months Ended
                                                                   April 30, 2003
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $   6.59
                                                                      --------
Income/loss from investment operations
Net investment income (loss)                                              (.04)
Net realized and unrealized gain (loss) on investment and
   foreign currency transactions                                          (.56)
                                                                      --------
      Total from investment operations                                    (.60)
                                                                      --------
Less distributions
Dividends from net investment income                                        --
Distributions in excess of net investment income                            --
Distributions from net realized gains                                       --
                                                                      --------
      Total distributions                                                   --
                                                                      --------
Net asset value, end of period                                        $   5.99
                                                                      --------
                                                                      --------
TOTAL RETURN(b)                                                          (8.95)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $ 22,240
Average net assets (000)                                              $ 23,651
Ratios to average net assets:
   Total expenses(c)                                                      3.13%(d)
   Operating expenses, including distribution and service
      (12b-1) fees(c)                                                     3.13%(d)
   Operating expenses, excluding distribution and service
      (12b-1) fees                                                        2.88%(d)
   Net investment income (loss)                                          (1.24)%(d)
For Class A, B, C and Z shares:
   Portfolio turnover rate(e)                                               71%

------------------------------
(a) Calculated based upon weighted average shares outstanding during the period.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for less than one year are not annualized.
(c) The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.
(d) Annualized.
(e) Not annualized for periods of less than one full year.

    20                                     See Notes to Financial Statements

       Prudential Pacific Growth Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                Class A(a)
----------------------------------------------------------------------------------------------------------
                                          Year Ended October 31,
----------------------------------------------------------------------------------------------------------
      2002                 2001                 2000                 1999                 1998
----------------------------------------------------------------------------------------------------------
    $   6.83             $   9.70             $  14.01             $   9.14             $  12.22
    --------             --------             --------             --------             --------
        (.03)                (.09)                (.09)                (.04)                 .06
        (.21)               (2.78)               (4.01)                4.99                (1.88)
    --------             --------             --------             --------             --------
        (.24)               (2.87)               (4.10)                4.95                (1.82)
    --------             --------             --------             --------             --------
          --                   --                 (.16)                (.08)                  --
          --                   --                 (.05)                  --                 (.40)
          --                   --                   --                   --                 (.86)
    --------             --------             --------             --------             --------
          --                   --                 (.21)                (.08)               (1.26)
    --------             --------             --------             --------             --------
    $   6.59             $   6.83             $   9.70             $  14.01             $   9.14
    --------             --------             --------             --------             --------
    --------             --------             --------             --------             --------
       (3.51)%             (29.59)%             (29.82)%              55.11%              (15.53)%
    $ 25,106             $ 28,615             $ 50,141             $ 49,338             $ 22,624
    $ 29,077             $ 34,919             $ 53,389             $ 31,281             $ 26,845
        2.39%                2.60%                1.60%                1.72%                1.70%
        2.39%                2.58%                1.57%                1.72%                1.70%
        2.14%                2.33%                1.32%                1.47%                1.45%
        (.48)%              (1.12)%               (.70)%               (.34)%                .63%
         155%                 158%                  93%                 104%                  94%

    See Notes to Financial Statements                                     21

       Prudential Pacific Growth Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                                     Class B(a)
                                                                  ----------------
                                                                  Six Months Ended
                                                                   April 30, 2003
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                   $ 6.19
                                                                      -------
Income/loss from investment operations
Net investment loss                                                      (.06)
Net realized and unrealized gain (loss) on investment and
   foreign currency transactions                                         (.53)
                                                                      -------
      Total from investment operations                                   (.59)
                                                                      -------
Less distributions
Dividends from net investment income                                       --
Distributions in excess of net investment income                           --
Distributions from net realized gains                                      --
                                                                      -------
      Total distributions                                                  --
                                                                      -------
Net asset value, end of period                                         $ 5.60
                                                                      -------
                                                                      -------
TOTAL RETURN(b)                                                         (9.37)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                        $7,151
Average net assets (000)                                               $8,933
Ratios to average net assets:
   Total expenses                                                        3.88%(c)
   Operating expenses, including distribution and service
      (12b-1) fees                                                       3.88%(c)
   Operating expenses, excluding distribution and service
      (12b-1) fees                                                       2.88%(c)
   Net investment loss                                                  (2.08)%(c)

------------------------------
(a) Calculated based upon weighted average shares outstanding during the period.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for less than one year are not annualized.
(c) Annualized.

    22                                     See Notes to Financial Statements

       Prudential Pacific Growth Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                Class B(a)
----------------------------------------------------------------------------------------------------------
                                          Year Ended October 31,
----------------------------------------------------------------------------------------------------------
      2002                 2001                 2000                 1999                 1998
----------------------------------------------------------------------------------------------------------
    $   6.45             $   9.30             $  13.50             $   8.79             $  11.77
    --------             --------             --------         ----------------         --------
        (.09)                (.15)                (.19)                (.12)                (.01)
        (.17)               (2.70)               (3.87)                4.84                (1.82)
    --------             --------             --------         ----------------         --------
        (.26)               (2.85)               (4.06)                4.72                (1.83)
    --------             --------             --------         ----------------         --------
          --                   --                 (.09)                (.01)                  --
          --                   --                 (.05)                  --                 (.29)
          --                   --                   --                   --                 (.86)
    --------             --------             --------         ----------------         --------
          --                   --                 (.14)                (.01)               (1.15)
    --------             --------             --------         ----------------         --------
    $   6.19             $   6.45             $   9.30             $  13.50             $   8.79
    --------             --------             --------         ----------------         --------
    --------             --------             --------         ----------------         --------
       (4.03)%             (30.72)%             (30.40)%              54.28%              (16.32)%
    $ 10,840             $ 16,314             $ 51,004             $107,769             $ 74,457
    $ 14,322             $ 28,834             $ 96,019             $ 85,193             $ 91,983
        3.14%                3.35%                2.35%                2.47%                2.45%
        3.14%                3.33%                2.32%                2.47%                2.45%
        2.14%                2.33%                1.32%                1.47%                1.45%
       (1.32)%              (1.90)%              (1.43)%              (1.09)%               (.12)%

    See Notes to Financial Statements                                     23

       Prudential Pacific Growth Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                                     Class C(a)
                                                                  ----------------
                                                                  Six Months Ended
                                                                   April 30, 2003
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                   $ 6.22
                                                                      -------
Income/loss from investment operations
Net investment loss                                                      (.06)
Net realized and unrealized gain (loss) on investment and
   foreign currency transactions                                         (.53)
                                                                      -------
      Total from investment operations                                   (.59)
                                                                      -------
Less distributions
Dividends from net investment income                                       --
Distributions in excess of net investment income                           --
Distributions from net realized gains                                      --
                                                                      -------
      Total distributions                                                  --
                                                                      -------
Net asset value, end of period                                         $ 5.63
                                                                      -------
                                                                      -------
TOTAL RETURN(b)                                                         (9.32)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                        $1,643
Average net assets (000)                                               $1,924
Ratios to average net assets:
   Total expenses                                                        3.88%(c)
   Operating expenses, including distribution and service
      (12b-1) fees                                                       3.88%(c)
   Operating expenses, excluding distribution and service
      (12b-1) fees                                                       2.88%(c)
   Net investment loss                                                  (1.99)%(c)

------------------------------
(a) Calculated based upon weighted average shares outstanding during the period.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for less than one year are not annualized.
(c) Annualized.

    24                                     See Notes to Financial Statements

       Prudential Pacific Growth Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                Class C(a)
----------------------------------------------------------------------------------------------------------
                                          Year Ended October 31,
----------------------------------------------------------------------------------------------------------
      2002                 2001                 2000                 1999                 1998
----------------------------------------------------------------------------------------------------------
     $ 6.49               $ 9.30               $13.50               $ 8.79               $11.77
    -------              -------              -------              -------              -------
       (.08)                (.15)                (.19)                (.12)                (.01)
       (.19)               (2.66)               (3.87)                4.84                (1.82)
    -------              -------              -------              -------              -------
       (.27)               (2.81)               (4.06)                4.72                (1.83)
    -------              -------              -------              -------              -------
         --                   --                 (.09)                (.01)                  --
         --                   --                 (.05)                  --                 (.29)
         --                   --                   --                   --                 (.86)
    -------              -------              -------              -------              -------
         --                   --                 (.14)                (.01)               (1.15)
    -------              -------              -------              -------              -------
     $ 6.22               $ 6.49               $ 9.30               $13.50               $ 8.79
    -------              -------              -------              -------              -------
    -------              -------              -------              -------              -------
      (4.16)%             (30.29)%             (30.40)%              54.28%              (16.32)%
     $2,061               $2,176               $6,040               $7,073               $1,654
     $2,299               $3,035               $7,376               $3,103               $2,276
       3.14%                3.35%                2.35%                2.47%                2.45%
       3.14%                3.33%                2.32%                2.47%                2.45%
       2.14%                2.33%                1.32%                1.47%                1.45%
      (1.23)%              (1.90)%              (1.42)%              (1.09)%               (.12)%

    See Notes to Financial Statements                                     25

       Prudential Pacific Growth Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                                     Class Z(a)
                                                                  ----------------
                                                                  Six Months Ended
                                                                   April 30, 2003
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                   $ 6.61
                                                                      -------
Income/loss from investment operations
Net investment income (loss)                                             (.03)
Net realized and unrealized gain (loss) on investment and
   foreign currency transactions                                         (.56)
                                                                      -------
      Total from investment operations                                   (.59)
                                                                      -------
Less distributions
Dividends from net investment income                                       --
Distributions in excess of net investment income                           --
Distributions from net realized gains                                      --
                                                                      -------
      Total distributions                                                  --
                                                                      -------
Net asset value, end of period                                         $ 6.02
                                                                      -------
                                                                      -------
TOTAL RETURN(b)                                                         (8.93)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                        $  788
Average net assets (000)                                               $  702
Ratios to average net assets:
   Total expenses                                                        2.88%(c)
   Operating expenses                                                    2.88%(c)
   Net investment income (loss)                                          (.88)%(c)

------------------------------
(a) Calculated based upon average weighted shares outstanding during the period.
(b) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for less than one year are not annualized.
(c) Annualized.

    26                                     See Notes to Financial Statements

       Prudential Pacific Growth Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                Class Z(a)
----------------------------------------------------------------------------------------------------------
                                          Year Ended October 31,
----------------------------------------------------------------------------------------------------------
      2002                 2001                 2000                 1999                 1998
----------------------------------------------------------------------------------------------------------
     $ 6.85               $ 9.75              $  14.12             $   9.17             $  12.28
    -------              -------              --------             --------             --------
       (.01)                (.07)                 (.06)                  --                  .08
       (.23)               (2.83)                (4.08)                5.06                (1.89)
    -------              -------              --------             --------             --------
       (.24)               (2.90)                (4.14)                5.06                (1.81)
    -------              -------              --------             --------             --------
         --                   --                  (.18)                (.11)                  --
         --                   --                  (.05)                  --                 (.44)
         --                   --                    --                   --                 (.86)
    -------              -------              --------             --------             --------
         --                   --                  (.23)                (.11)               (1.30)
    -------              -------              --------             --------             --------
     $ 6.61               $ 6.85              $   9.75             $  14.12             $   9.17
    -------              -------              --------             --------             --------
    -------              -------              --------             --------             --------
      (3.50)%             (29.89)%              (29.75)%              56.05%              (15.36)%
     $  922               $1,147              $  3,767             $ 43,311             $ 12,429
     $1,068               $2,107              $ 33,479             $ 22,811             $ 15,099
       2.14%                2.35%                 1.35%                1.47%                1.45%
       2.14%                2.33%                 1.32%                1.47%                1.45%
       (.18)%               (.86)%                (.40)%               (.03)%                .82%

    See Notes to Financial Statements                                     27
                               www.prudential.com     (800) 225-1852

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Directors
Delayne Dedrick Gold
Robert F. Gunia
Robert E. La Blanc
Judy A. Rice
Robin B. Smith
Stephen Stoneburn
Clay T. Whitehead

Officers
Judy A. Rice, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Marguerite E.H. Morrison, Chief Legal Officer
   and Assistant Secretary
Jonathan D. Shain, Secretary
Maryanne Ryan, Anti-Money Laundering
   Compliance Officer

Manager
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
JF International Management Inc.
21st Floor, Charter House
8 Connaught Road, Central
Hong Kong

Distributor
Prudential Investment
   Management Services LLC
Gateway Center Three, 14th Floor
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
PO Box 8098
Philadelphia, PA 19101

Independent Auditors
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Sullivan & Cromwell LLP
125 Broad Street
New York, NY 10004-2498

Fund Symbols    Nasdaq     CUSIP
------------    ------     -----
Class A         PRPAX    743941106
Class B         PRPBX    743941205
Class C         PRPCX    743941304
Class Z         PPGZX    743941403

The views expressed in this report and
information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of April 30, 2003, were not audited and, accordingly, no auditor's opinion is expressed on them.

Mutual funds are not insured by the FDIC or any federal government agency, are not a deposit of or guaranteed by any bank or any bank affiliate, and may lose value.

PRUDENIAL FINANCIAL (LOGO)

Fund Symbols    Nasdaq    CUSIP
------------    ------    -----
Class A         PRPAX    743941106
Class B         PRPBX    743941205
Class C         PRPCX    743941304
Class Z         PPGZX    743941403

MF157E2    IFS-A080882~

                             SEMIANNUAL REPORT
                             APRIL 30, 2003

PRUDENTIAL
GLOBAL GROWTH FUND

                             FUND TYPE
                             Global stock

                             OBJECTIVE
                             Long-term growth of capital

                             This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

                             The views expressed in this report and
                             information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

Prudential Financial is a service mark of
The Prudential Insurance Company of America,
Newark, NJ, and its affiliates.                         (LOGO)

Prudential World Fund, Inc.  Prudential Global Growth Fund

Performance at a Glance

FUND OBJECTIVE
The investment objective of the Prudential
Global Growth Fund (the Fund) is long-term growth of capital. There can be no assurance that the Fund will achieve its investment objective.

Cumulative Total Returns1                                  As of 4/30/03

                        Six Months    One Year    Five Years    Ten Years    Since Inception2
Class A                    5.19%      -14.56%       -16.96%       76.04%          88.78%
Class B                    4.94       -14.97        -19.68        64.56          361.36
Class C                    4.84       -15.14        -19.87         N/A            25.53
Class Z                    5.33       -14.34        -15.96         N/A            18.97
MSCI World Index3          3.62       -14.58        -19.52        66.95            ***
Lipper Global Funds Avg.4  1.81       -16.75        -15.51        79.88            ****

Average Annual Total Returns1                               As of 3/31/03

                                      One Year    Five Years    Ten Years    Since Inception2
Class A                               -25.98%       -4.96%        5.30%           4.21%
Class B                               -26.34        -5.58         4.59            8.16
Class C                               -26.51        -5.63          N/A            1.58
Class Z                               -25.82        -4.75          N/A            1.15
MSCI World Index3                     -24.34        -5.68         4.84            ***
Lipper Global Funds Avg.4             -24.99        -4.90         4.90            ****

Past performance is not indicative of future results. Principal value and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. 1Source: Prudential
Investments LLC and Lipper Inc. The cumulative total returns do not take into account applicable sales charges. The average annual total returns do take into account applicable sales charges. Without the distribution and service (12b-1) fee waiver of 0.05% for Class A shares, the returns would have been lower. The
Fund charges a maximum front-end sales charge of 5% for Class A shares in most circumstances, and a 12b-1 fee of up to 0.30% annually. In some circumstances, Class A shares may not be subject to a front-end sales charge, but may be subject to a 1% contingent deferred sales charge (CDSC) for the first year. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% for the first six years respectively after purchase, and a 12b-1 fee of 1.00% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis.
Class C shares are subject to a front-end sales charge of 1%, a CDSC of 1% for shares redeemed within 18 months of purchase, and a 12b-1 fee of 1.00% annually. Class Z shares are not subject to a sales charge or 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. 2Inception dates:
Class A, 1/22/90; Class B, 5/15/84; Class C,
8/1/94; and Class Z, 3/1/96. 3The Morgan
Stanley Capital International (MSCI) World
Index is an unmanaged, weighted index of performance of approximately 1,500 securities listed on stock exchanges of Australia, Canada, Europe, the Far East, and the United States.
4The Lipper Global Funds Average (Lipper
Average) represents returns based on an average return of all funds in the Lipper Global Funds category for the periods noted. Funds in the Lipper Global Funds Average invest at least 25% of their portfolios in securities traded outside the United States and may own U.S.
securities as
            www.prudential.com  (800) 225-1852

Semiannual Report  April 30, 2003

well. Investors cannot invest directly in an index. The returns for the MSCI World Index and the Lipper Average would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes.
Returns for the Lipper Average reflect the deduction of operating expenses of a mutual fund, but not sales charges or taxes. ***MSCI
World Index Since Inception cumulative total returns as of 4/30/03 are 85.08% for Class A, 543.39% for Class B, 46.61% for Class C, and
19.18% for Class Z. MSCI World Index Since
Inception average annual total returns as of 3/31/03 are 4.11% for Class A, 9.89% for Class
B, 3.49% for Class C, and 1.29% for Class Z.
****Lipper Average Since Inception cumulative total returns as of 4/30/03 are 122.28% for Class A, 642.00% for Class B, 53.61% for Class
C, and 25.89% for Class Z. Lipper Average Since
Inception average annual total returns as of 3/31/03 are 5.10% for Class A, 10.32% for Class
B, 3.79% for Class C, and 1.87% for Class Z

(LOGO)                                  June 16, 2003

DEAR SHAREHOLDER,
After fighting in Iraq ended in April 2003, U.S.
consumer confidence rose significantly and a more optimistic tone pervaded the financial markets. Major stock market indexes have continued to improve, even as the long-standing bond market rally persisted. While we welcome these developments, it is important to remember that a wise investor plans for tomorrow's needs today regardless of the direction of financial markets.

Whether you are investing for your retirement, your children's education, or for a new home for your family, Prudential mutual funds offer advantages that may help you reach your financial goals. Experienced asset managers, working closely with research analysts, employ time-tested investment processes that were honed under a variety of market conditions. We recommend that you consult a financial professional who can help you strike the right balance between your desire to obtain a particular return from an investment and your tolerance for risk.

I was named president of the Prudential World
Fund, Inc. in March 2003. On behalf of the
Prudential Financial family, I would like to thank you for your continued confidence in Prudential mutual funds. We look forward to serving your future investment needs.

Sincerely,

Judy A. Rice, President
Prudential World Fund, Inc./Prudential Global Growth Fund

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Portfolio of Investments as of April 30, 2003 (Unaudited)

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  96.2%
Common Stocks  94.8%
-------------------------------------------------------------------------------------
Australia  3.9%
    440,100   Amcor, Ltd.                                         $      2,287,781
    957,831   BHP Billition, Ltd.                                        5,416,508
    256,215   CRA, Ltd.                                                  5,093,550
                                                                  ----------------
                                                                        12,797,839
-------------------------------------------------------------------------------------
Finland  1.6%
    312,360   Nokia Oyj                                                  5,284,683
-------------------------------------------------------------------------------------
France  2.7%
     66,413   Total SA                                                   8,708,740
-------------------------------------------------------------------------------------
Germany  1.9%
    136,560   Deutsche Boerse AG(b)                                      6,400,843
-------------------------------------------------------------------------------------
Hong Kong  3.9%
  2,556,000   Cathay Pacific Airways, Ltd.                               3,080,683
  3,903,130   China Merchants Holdings                                   3,077,843
  8,492,100   China Oilfield Services, Ltd., Ser. H                      1,796,624
  5,554,000   Cosco Pacific, Ltd.                                        4,700,111
                                                                  ----------------
                                                                        12,655,261
-------------------------------------------------------------------------------------
Italy  2.9%
    232,400   Eni SpA                                                    3,312,008
    246,284   Riunione Adriatica di Sicurta SpA                          3,551,102
     95,847   Tod's SpA                                                  2,800,351
                                                                  ----------------
                                                                         9,663,461
-------------------------------------------------------------------------------------
Japan  5.0%
     14,400   Funai Electric Co., Ltd.                                   1,448,935
    132,300   Lawson, Inc.                                               4,060,188
  1,105,000   Mitsubishi Corp.(b)                                        6,569,218
    136,500   Sohgo Security Services Co., Ltd.                          1,696,235
    753,700   Tokyo Gas Co., Ltd.                                        2,452,085
                                                                  ----------------
                                                                        16,226,661

    See Notes to Financial Statements                                      3

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Portfolio of Investments as of April 30, 2003 (Unaudited) Cont'd.

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
Mexico  1.6%
  5,961,200   Grupo Financiero BBVA Bancomer, SA de CV, Ser.
               B(a)                                               $      5,183,904
-------------------------------------------------------------------------------------
Netherlands  1.6%
    176,300   ING Groep NV(b)                                            2,862,725
     38,000   Unilever NV                                                2,393,933
                                                                  ----------------
                                                                         5,256,658
-------------------------------------------------------------------------------------
South Korea  1.7%
     22,300   Samsung Electronics Co., Ltd.                              5,597,942
-------------------------------------------------------------------------------------
Spain  3.7%
    152,741   Banco Popular Espanol SA                                   7,404,740
    413,559   Telefonica, SA(a)                                          4,573,788
                                                                  ----------------
                                                                        11,978,528
-------------------------------------------------------------------------------------
Switzerland  1.5%
      4,775   Serono SA                                                  2,591,167
     48,800   UBS AG                                                     2,315,329
                                                                  ----------------
                                                                         4,906,496
-------------------------------------------------------------------------------------
Taiwan  1.7%
  4,011,000   Taiwan Semiconductor Manufacturing Co., Ltd.(a)            5,499,879
-------------------------------------------------------------------------------------
United Kingdom  13.8%
    434,500   Bunzl PLC                                                  3,128,452
     65,100   Diageo PLC                                                   722,080
    717,499   Exel PLC                                                   6,880,460
  1,035,845   GKN PLC                                                    3,410,413
  1,224,600   Hilton Group PLC                                           2,994,544
    141,600   HSBC Holdings PLC                                          1,551,371
    103,800   Reckitt Benckiser PLC                                      1,830,689
    305,700   Royal Bank Scotland Group PLC                              8,017,685
  2,740,000   Signet Group PLC                                           3,678,534
  1,101,600   Tesco PLC                                                  3,486,054
  4,728,876   Vodafone Group PLC                                         9,334,044
                                                                  ----------------
                                                                        45,034,326

    4                                      See Notes to Financial Statements

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Portfolio of Investments as of April 30, 2003 (Unaudited) Cont'd.

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
United States  47.3%
    113,100   Accenture, Ltd., Class A(a)                         $      1,811,862
     52,800   Allergan, Inc.                                             3,709,200
     36,600   American International Group, Inc.                         2,120,970
    147,200   Amgen, Inc.(a)                                             9,024,832
     47,300   Analog Devices, Inc.(a)                                    1,566,576
     79,700   AstraZeneca PLC (ADR)                                      3,177,639
    133,600   Bed Bath & Beyond, Inc.(a)                                 5,278,536
    143,500   BJ Services Co.(a)                                         5,239,185
    111,100   Boise Cascade Corp.                                        2,551,967
    269,000   Cisco Systems, Inc.(a)                                     4,045,760
    185,583   Citigroup, Inc.                                            7,284,133
     74,700   Clear Channel Communications, Inc.(a)                      2,921,517
     28,000   Colgate-Palmolive Co.                                      1,600,760
     54,500   Comcast Corp., Class A(a)(b)                               1,739,095
     86,600   Comcast Corp., Class A Special(a)(b)                       2,603,196
     35,600   Electronic Arts, Inc.(a)(b)                                2,110,012
     83,800   Forest Laboratories, Inc.(a)                               4,334,136
     75,200   Gilead Sciences, Inc.(a)                                   3,469,728
     77,500   Goldman Sachs Group, Inc.                                  5,882,250
     89,500   International Paper Co.                                    3,199,625
     43,300   Kohl's Corp.(a)                                            2,459,440
    119,000   MedImmune, Inc.(a)                                         4,197,130
    225,800   Microsoft Corp.                                            5,773,706
     96,100   Morgan Stanley                                             4,300,475
     65,200   Omnicare, Inc.                                             1,729,104
     68,600   Omnicom Group, Inc.                                        4,246,340
     15,200   P.F. Chang's China Bistro, Inc.(a)                           636,880
    203,560   Pfizer, Inc.                                               6,259,470
    121,600   SAP AG (ADR)(b)                                            3,102,016
    150,100   Smith International, Inc.(a)                               5,337,556
     22,400   Starbucks Corp.(a)                                           526,176
    122,800   Target Corp.                                               4,106,432
    200,700   Telefonos de Mexico SA de CV Ser. L (ADR)                  6,063,147
    164,100   Texas Instruments, Inc.                                    3,034,209
    155,500   The Bank of New York Co., Inc.                             4,112,975
     25,200   The Procter & Gamble Co.                                   2,264,220

    See Notes to Financial Statements                                      5

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Portfolio of Investments as of April 30, 2003 (Unaudited) Cont'd.

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
      2,400   Unibanco - Uniao de Bancos Brasileiros S.A. (ADR)   $         43,560
    141,000   Univision Communications, Inc., Class A(a)(b)              4,269,480
    272,250   USA Interactive, Inc.(a)(b)                                8,153,887
     38,400   Viacom, Inc., Class B(a)(b)                                1,666,944
     94,900   Wal-Mart Stores, Inc.                                      5,344,768
     81,800   Weatherford International, Ltd.(a)                         3,290,814
                                                                  ----------------
                                                                       154,589,708
                                                                  ----------------
              Total common stocks (cost $283,184,846)                  309,784,929
                                                                  ----------------
Preferred Stocks  1.4%
-------------------------------------------------------------------------------------
Germany
     12,542   Porsche AG (cost $5,067,368)                               4,618,970
                                                                  ----------------
              Total long-term investments (cost $288,252,214)          314,403,899
                                                                  ----------------
SHORT-TERM INVESTMENT  9.4%
-------------------------------------------------------------------------------------
Mutual Fund
 30,649,206   Prudential Core Investment Fund - Taxable Money
               Market Series(c)
               (cost $30,649,206)                                       30,649,206
                                                                  ----------------
              Total Investments  105.6%
               (cost $318,901,420; Note 5)                             345,053,105
              Liabilities in excess of other assets  (5.6%)            (18,365,878)
                                                                  ----------------
              Net Assets 100%                                     $    326,687,227
                                                                  ----------------
                                                                  ----------------

------------------------------
(a) Non-income producing security.
(b) Security or portion thereof, on loan, see Note 4.
(c) Represents security, or portion thereof, purchased with cash collateral received for securities on loan.
    6                                      See Notes to Financial Statements

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Portfolio of Investments as of April 30, 2003 (Unaudited) Cont'd.

The industry classification of portfolio holdings and other assets (net) shown as a percentage of net assets as of April 30, 2003 was as follows:

Short-Term Investments                                             9.4%
Banks                                                              8.8
Diversified Financials                                             8.2
Biotechnology                                                      5.9
Pharmaceuticals                                                    5.4
Media                                                              5.3
Energy Equipment & Services                                        4.8
Semiconductor Equipment & Products                                 4.8
Oil & Gas                                                          3.7
Multiline Retail                                                   3.6
Software                                                           3.4
Diversified Telecommunication Services                             3.3
Metals & Mining                                                    3.2
Communications Equipment                                           2.9
Wireless Telecommunication Services                                2.9
Specialty Retail                                                   2.7
Internet & Catalog Retail                                          2.5
Food & Drug Retailing                                              2.3
Air Freight & Couriers                                             2.1
Trading Companies & Distributors                                   2.0
Paper & Forest Products                                            1.8
Household Products                                                 1.7
Insurance                                                          1.7
Commercial Services & Supplies                                     1.5
Automobiles                                                        1.4
Transportation Infrastructure                                      1.4
Hotels, Restaurants & Leisure                                      1.3
Auto Components                                                    1.0
Airlines                                                           0.9
Industrial Conglomerates                                           0.9
Textiles & Apparel                                                 0.9
Gas Utilities                                                      0.8
Containers & Packaging                                             0.7
Food Products                                                      0.7
IT Consulting & Catalog Services                                   0.6
Healthcare Equipment & Supplies                                    0.5
Household Durables                                                 0.4
Beverages                                                          0.2
                                                                 -----
                                                                 105.6
Liabilities in excess of other assets                             (5.6)
                                                                 -----
                                                                 100.0%
                                                                 -----
                                                                 -----
    See Notes to Financial Statements                                      7

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Statement of Assets and Liabilities (Unaudited)

                                                               April 30, 2003
-----------------------------------------------------------------------------
ASSETS
Investments, at value, including securities on loan of
   $29,801,773 (cost $318,901,420)                             $  345,053,105
Foreign currency, at value (cost $8,678,321)                        8,931,311
Receivable for investments sold                                     3,523,143
Dividends and interest receivable                                   1,124,306
Receivable for Series shares sold                                     291,562
Foreign tax reclaim receivable                                        222,037
Receivable for securities lending income                               28,208
Other assets                                                           10,990
                                                               --------------
      Total assets                                                359,184,662
                                                               --------------
LIABILITIES
Payable to custodian                                                   61,321
Payable to broker for collateral for securities on loan            27,884,934
Payable for Series shares reacquired                                2,335,726
Payable for investments purchased                                   1,201,791
Accrued expenses                                                      586,567
Management fee payable                                                195,981
Withholding taxes payable                                             118,589
Distribution fee payable                                               88,888
Securities lending rebate payable                                      22,115
Payable to securities lending agent                                     1,523
                                                               --------------
      Total liabilities                                            32,497,435
                                                               --------------
NET ASSETS                                                     $  326,687,227
                                                               --------------
                                                               --------------
Net assets were comprised of:
   Common stock, at par                                        $      310,231
   Paid-in capital in excess of par                               483,354,130
                                                               --------------
                                                                  483,664,361
   Net investment loss                                                (91,637)
   Accumulated net realized loss on investments and foreign
      currency transactions                                      (183,313,189)
   Net unrealized appreciation on investments and foreign
      currencies                                                   26,427,692
                                                               --------------
Net assets, April 30, 2003                                     $  326,687,227
                                                               --------------
                                                               --------------
    8                                      See Notes to Financial Statements

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Statement of Assets and Liabilities (Unaudited) Cont'd.

                                                                   April 30, 2003
---------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share ($223,825,635
      / 20,837,664 shares of common stock issued and
      outstanding)                                                         $10.74
   Maximum sales charge (5% of offering price)                                .57
                                                                   --------------
   Maximum offering price to public                                        $11.31
                                                                   --------------
                                                                   --------------
Class B:
   Net asset value, offering price and redemption price per
      share ($57,764,469 / 5,910,077 shares of common stock
      issued and outstanding)                                               $9.77
                                                                   --------------
                                                                   --------------
Class C:
   Net asset value and redemption price per share ($12,055,165 /
      1,236,527 shares of common stock issued and outstanding)              $9.75
   Sales charge (1% of offering price)                                        .10
                                                                   --------------
   Offering price to public                                                 $9.85
                                                                   --------------
                                                                   --------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($33,041,958 / 3,038,815 shares of common stock
      issued and outstanding)                                              $10.87
                                                                   --------------
                                                                   --------------

    See Notes to Financial Statements                                      9

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Statement of Operations (Unaudited)

                                                                      Six Months
                                                                        Ended
                                                                    April 30, 2003
----------------------------------------------------------------------------------------
NET INVESTMENT LOSS
Income
   Dividends (net of foreign withholding taxes of $282,268)          $   2,577,007
   Interest                                                                  8,704
   Income from securities lending (net)                                     85,952
                                                                    --------------
      Total income                                                       2,671,663
                                                                    --------------
Expenses
   Management fee                                                        1,201,241
   Distribution fee--Class A                                               269,630
   Distribution fee--Class B                                               229,592
   Distribution fee--Class C                                                57,805
   Transfer agent's fees and expenses                                      648,000
   Custodian's fees and expenses                                           145,000
   Reports to shareholders                                                 134,000
   Registration fees                                                        33,000
   Audit fees                                                               19,000
   Legal fees                                                               15,000
   Directors' fees                                                           5,000
   Miscellaneous                                                             6,032
                                                                    --------------
      Total expenses                                                     2,763,300
                                                                    --------------
Net investment loss                                                        (91,637)
                                                                    --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS
Net realized gain (loss) on:
   Investments                                                         (13,286,069)
   Foreign currency transactions                                           420,244
                                                                    --------------
                                                                       (12,865,825)
                                                                    --------------
Net change in unrealized appreciation on:
   Investments                                                          28,790,152
   Foreign currencies                                                      231,520
                                                                    --------------
                                                                        29,021,672
                                                                    --------------
Net gain on investments and foreign currencies                          16,155,847
                                                                    --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $  16,064,210
                                                                    --------------
                                                                    --------------

    10                                     See Notes to Financial Statements

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Statement of Changes in Net Assets (Unaudited)

                                                    Six Months            Year
                                                      Ended              Ended
                                                  April 30, 2003    October 31, 2002
------------------------------------------------------------------------------------
DECREASE IN NET ASSETS
Operations
   Net investment loss                             $     (91,637)    $   (1,396,717)
   Net realized loss on investments and foreign
      currency transactions                          (12,865,825)       (74,555,483)
   Net change in unrealized appreciation on
      investments and foreign currencies              29,021,672          3,647,687
                                                  --------------    ----------------
   Net increase (decrease) in net assets
      resulting from operations                       16,064,210        (72,304,513)
                                                  --------------    ----------------
Series share transactions (net of share
   conversions) (Note 6)
   Proceeds from shares sold                          31,166,392         87,551,827
   Cost of shares reacquired                         (60,256,814)      (169,079,854)
                                                  --------------    ----------------
Net decrease in net assets from Series share
   transactions                                      (29,090,422)       (81,528,027)
                                                  --------------    ----------------
Total decrease                                       (13,026,212)      (153,832,540)
NET ASSETS
Beginning of period                                  339,713,439        493,545,979
                                                  --------------    ----------------
End of period                                      $ 326,687,227     $  339,713,439
                                                  --------------    ----------------
                                                  --------------    ----------------

    See Notes to Financial Statements                                     11

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Notes to Financial Statements (Unaudited)

      Prudential World Fund, Inc. (the 'Fund') is registered under the Investment Company Act of 1940, as an open-end, diversified management investment company and currently consists of three series: Prudential Global Growth Fund (the 'Series'), Prudential International Value Fund and Jennison International Growth Fund. The financial statements of the other series are not presented herein. The Series commenced investment operations in May, 1984. The investment objective of the Series is to seek long-term capital growth, with income as a secondary objective, by investing in a diversified portfolio of securities consisting of marketable securities of U.S. and non-U.S. issuers.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Series in the preparation of its financial statements.

      Securities Valuation:    Securities listed on a securities exchange or
Nasdaq are valued at the last sale price on such exchange or system on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices or at the last bid price on such day in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC ('PI or Manager'), in consultation with the subadviser, to be over-the-counter are valued at market value using prices provided by an independent pricing agent or principal market maker (if available, otherwise a principal market maker or a primary market dealer). Securities for which reliable market quotations are not readily available or for which the pricing agent or market maker does not provide a valuation or valuation methodology, or provides a valuation methodology that, in the judgment of the Manager or subadviser, does not represent fair value, are valued at fair value by a Valuation Committee appointed by the Board of Directors, in consultation with the Manager or subadviser.

      Investments in mutual funds are valued at the net asset value as of the close of the New York Stock Exchange on the date of valuation.

      Short-term securities which mature in more than 60 days are valued based upon current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.

      Repurchase Agreements:    In connection with transactions in repurchase
agreements with U.S. financial institutions, it is the Series' policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the
    12

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Notes to Financial Statements (Unaudited) Cont'd.

collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Series may be delayed or limited.

      Foreign Currency Translation:    The books and records of the Series are
maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, other assets and liabilities--at the current daily rates of exchange;

      (ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.

      Although the net assets of the Series are presented at the foreign exchange rates and market values at the close of the period, the Series does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Series does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, these realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

      Net realized losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Series' books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation on investments and foreign currencies.

      Foreign security and currency transactions depreciation and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

      Forward Currency Contracts:    A forward currency contract is a commitment
to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Series enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on
                                                                          13

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Notes to Financial Statements (Unaudited) Cont'd.

specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

      Forward currency contacts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains and losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on an accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Net investment income or loss, other than distribution fees, and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Dividends and Distributions:    The Series expects to pay dividends of net
investment income and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      Taxes:    For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

      Securities Lending:    The Series may lend its portfolio securities to
qualified institutions. The loans are secured by collateral in an amount equal to at least the market value at all times of the loaned securities plus any accrued interest and dividends. Loans are subject to termination at the option of the borrower or the
    14

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Notes to Financial Statements (Unaudited) Cont'd.

Series. Upon termination of the loan, the borrower will return to the Series securities identical to the loaned securities. The Series may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Series recognizes income, net of any rebate, for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Series also continues to receive interest and dividends on the securities loaned and recognizes any gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Note 2. Agreements
The Series has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor's performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC ('Jennison'). The subadvisory agreement provides that Jennison furnish investment advisory services in connection with the management of the Series. PI pays for the services of Jennison, the cost of compensation of officers and employees of the Series, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

      The management fee paid to PI is computed daily and payable monthly, at an annual rate of .75% of the Series' average daily net assets.

      The Series has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, B, C and Z shares of the Series. The Series compensates PIMS for distributing and servicing the Series' Class A, Class B and Class C shares, pursuant to plans of distribution, (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor for the Class Z shares of the Series.

      Pursuant to the Class A Plan, the Series compensates PIMS with respect to Class A shares, for distribution-related activities at an annual rate of up to ..30 of 1% of the average daily net assets of the Class A shares. Pursuant to the Class B and C Plans, the Series compensates PIMS for distribution-related activities at the annual rate of .75 of 1% of the average daily net assets of Class B shares up to the level of average daily net assets as of February 26, 1986, plus 1% of the average daily net assets in excess of such level of the Class B shares, and 1% of average daily net assets of Class C shares. Payments made pursuant to the Plans were .25 of 1%, .75 of 1% and 1% of the average daily net assets of Class A, B and C shares, respectively, for the six months ended April 30, 2003.
                                                                          15

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Notes to Financial Statements (Unaudited) Cont'd.

      PIMS has advised the Series that for the six months ended April 30, 2003, it received approximately $16,400 and $3,400 in front-end sales charges resulting from sales of Class A and Class C shares, respectively. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Series that during the six months ended April 30, 2003, it received approximately $47,300 and $200 in contingent deferred sales charges imposed upon certain redemptions by Class B and C shareholders, respectively.

      PI, PIMS, and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. ('Prudential').

      The Series, along with other affiliated registered investment companies (the 'Funds'), is a party to a syndicated credit agreement ('SCA') with a group of banks. For the six months ended April 30, 2003, the SCA provides for a commitment of $800 million and allows the Funds to increase the commitment to $1 billion, if necessary. Interest on any borrowings will be at market rates. The Funds pay a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is May 2, 2003. The Series did not borrow any amounts pursuant to the SCA during the six months ended April 30, 2003. On May 2, 2003, the SCA was renewed under the same terms and conditions ('May 2003 renewal'). The expiration date of the May 2003 renewal is April 30, 2004.

Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Series' transfer agent. During the six months ended April 30, 2003, the Series incurred fees of approximately $425,000 for the services of PMFS. As of April 30, 2003, approximately $67,800 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to nonaffiliates.

      The Series pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. The Series incurred approximately $49,500 in total networking fees, of which the amount relating to the services of Prudential Securities, Inc. ('PSI'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, was approximately $39,500 for the six months ended April 30, 2003. As of April 30, 2003, approximately $6,300 of such fees were due to PSI. These amounts are included in transfer agent's fees and expenses in the Statement of Operations.
    16

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Notes to Financial Statements (Unaudited) Cont'd.

      PSI is the securities lending agent for the Series. For the six months ended April 30, 2003, PSI has been compensated approximately $28,700 for these services of which approximately $1,500 is payable at period end.

      The Series invests in the Taxable Money Market Series, a portfolio of Prudential Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Taxable Money Market Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI. For the six months ended April 30, 2003, the Series earned income from the Taxable Money Market Series of approximately $40,500 and $286,000 by investing its excess cash and collateral received from securities lending, respectively.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the six months ended April 30, 2003 were $105,619,521 and $136,021,701, respectively.

      As of April 30, 2003, the Series had securities on loan with an aggregate market value of $29,801,773. The Fund received $27,884,934 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with Series' securities lending procedures.

Note 5. Tax Information
For federal income tax purposes, the Series had a capital loss carryforward at October 31, 2002, of approximately $168,826,700, of which $95,156,900 expires in 2009 and $73,669,800 expires in 2010. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryfoward.

      The United States federal income tax basis of the Series' investments and the net unrealized appreciation as of April 30, 2003 were as follows:

                                                    Total Net
                                                    Unrealized
 Tax Basis       Appreciation     Depreciation     Appreciation
------------     ------------     ------------     ------------
$291,393,237     $ 46,040,336     $(21,544,143)    $ 24,496,193

      The difference between book basis and tax basis is primarily attributable to the wash sales and other costs basis adjustments.

Note 6. Capital
The Series offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a
                                                                          17

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Notes to Financial Statements (Unaudited) Cont'd.

contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven periods after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      There are 500 million authorized shares of $.01 par value common stock, divided equally into four classes, designated Class A, Class B, Class C and Class Z common stock.

      Transactions in shares of common stock were as follows:

Class A                                                      Shares          Amount
--------------------------------------------------------  ------------    -------------
Six months ended April 30, 2003:
Shares sold                                                  1,949,161    $  19,641,240
Shares reacquired                                           (3,717,763)     (37,678,622)
                                                          ------------    -------------
Net decrease in shares outstanding before conversion        (1,768,602)     (18,037,382)
Shares issued upon conversion from Class B                     738,750        7,330,648
                                                          ------------    -------------
Net decrease in shares outstanding                          (1,029,852)   $ (10,706,734)
                                                          ------------    -------------
                                                          ------------    -------------
Year ended October 31, 2002:
Shares sold                                                  4,346,549    $  52,196,038
Shares reacquired                                           (9,029,142)    (107,379,582)
                                                          ------------    -------------
Net decrease in shares outstanding before conversion        (4,682,593)     (55,183,544)
Shares issued upon conversion from Class B                   1,634,990       19,966,253
                                                          ------------    -------------
Net decrease in shares outstanding                          (3,047,603)   $ (35,217,291)
                                                          ------------    -------------
                                                          ------------    -------------
Class B
--------------------------------------------------------
Six months ended April 30, 2003:
Shares sold                                                    247,200    $   2,309,910
Shares reacquired                                           (1,133,610)     (10,554,182)
                                                          ------------    -------------
Net decrease in shares outstanding before conversion          (886,410)      (8,244,272)
Shares reacquired upon conversion into Class A                (810,837)      (7,330,648)
                                                          ------------    -------------
Net decrease in shares outstanding                          (1,697,247)   $ (15,574,920)
                                                          ------------    -------------
                                                          ------------    -------------

    18

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Notes to Financial Statements (Unaudited) Cont'd.

Class B                                                      Shares          Amount
--------------------------------------------------------  ------------    -------------
Year ended October 31, 2002:
Shares sold                                                    990,875    $  11,070,227
Shares reacquired                                           (3,194,031)     (33,784,498)
                                                          ------------    -------------
Net decrease in shares outstanding before conversion        (2,203,156)     (22,714,271)
Shares reacquired upon conversion into Class A              (1,787,584)     (19,966,253)
                                                          ------------    -------------
Net decrease in shares outstanding                          (3,990,740)   $ (42,680,524)
                                                          ------------    -------------
                                                          ------------    -------------
Class C
--------------------------------------------------------
Six months ended April 30, 2003:
Shares sold                                                    148,805    $   1,375,841
Shares reacquired                                             (255,564)      (2,364,259)
                                                          ------------    -------------
Net decrease in shares outstanding                            (106,759)   $    (988,418)
                                                          ------------    -------------
                                                          ------------    -------------
Year ended October 31, 2002:
Shares sold                                                    694,302    $   7,308,297
Shares reacquired                                             (774,969)      (8,266,673)
                                                          ------------    -------------
Net decrease in shares outstanding                             (80,667)   $    (958,376)
                                                          ------------    -------------
                                                          ------------    -------------
Class Z
--------------------------------------------------------
Six months ended April 30, 2003:
Shares sold                                                    765,090    $   7,839,401
Shares reacquired                                             (946,298)      (9,659,751)
                                                          ------------    -------------
Net decrease in shares outstanding                            (181,208)   $  (1,820,350)
                                                          ------------    -------------
                                                          ------------    -------------
Year ended October 31, 2002:
Shares sold                                                  1,442,935    $  16,977,265
Shares reacquired                                           (1,667,949)     (19,649,101)
                                                          ------------    -------------
Net decrease in shares outstanding                            (225,014)   $  (2,671,836)
                                                          ------------    -------------
                                                          ------------    -------------

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Financial Highlights (Unaudited)

                                                                      Class A
                                                                  ----------------
                                                                  Six Months Ended
                                                                   April 30, 2003
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE(a):
Net asset value, beginning of period                                  $  10.21
                                                                  ----------------
Income from investment operations
Net investment income (loss)                                                --(c)
Net realized and unrealized gain (loss) on investment and
   foreign currency transactions                                           .53
                                                                  ----------------
      Total from investment operations                                     .53
                                                                  ----------------
Less distributions
Distributions in excess of net investment income                            --
Distributions from net realized capital gains                               --
                                                                  ----------------
      Total distributions                                                   --
                                                                  ----------------
Net asset value, end of period                                        $  10.74
                                                                  ----------------
                                                                  ----------------
TOTAL RETURN(b):                                                          5.19%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $223,826
Average net assets (000)                                              $217,492
Ratios to average net assets:
   Expenses, including distribution and service (12b-1
      fees)(f)                                                            1.64%(d)
   Expenses, excluding distribution and service (12b-1 fees)              1.39%(d)
   Net investment income (loss)                                            .04%(d)
For Class A, B, C and Z shares:
   Portfolio turnover rate(e)                                               34%

------------------------------
(a) Based on average shares outstanding.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Less than $.005 per share.
(d) Annualized.
(e) Not annualized for periods of less than one full year.
(f) The distributor of the Series has contractually agreed to reduce its distribution and service (12b-1) for Class A shares to .25 of 1% of the average net assets of Class A shares.
    20                                     See Notes to Financial Statements

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Financial Highlights (Unaudited) Cont'd.

                                                 Class A
----------------------------------------------------------------------------------------------------------
                                          Year Ended October 31,
----------------------------------------------------------------------------------------------------------
      2002                 2001                 2000                 1999                 1998
----------------------------------------------------------------------------------------------------------
    $  12.23             $  21.35             $  21.19             $  16.16             $  17.27
----------------     ----------------     ----------------     ----------------     ----------------
        (.01)                 .01                 (.09)                (.05)                (.02)
       (2.01)               (5.83)                2.25                 5.82                  .82
----------------     ----------------     ----------------     ----------------     ----------------
       (2.02)               (5.82)                2.16                 5.77                  .80
----------------     ----------------     ----------------     ----------------     ----------------
          --                   --                 (.19)                (.14)                (.11)
          --                (3.30)               (1.81)                (.60)               (1.80)
----------------     ----------------     ----------------     ----------------     ----------------
          --                (3.30)               (2.00)                (.74)               (1.91)
----------------     ----------------     ----------------     ----------------     ----------------
    $  10.21             $  12.23             $  21.35             $  21.19             $  16.16
----------------     ----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------     ----------------
      (16.52)%             (30.87)%               9.80%               36.83%                5.71%
    $223,191             $304,777             $396,870             $339,620             $251,018
    $284,046             $353,879             $415,035             $298,009             $260,774
        1.46%                1.37%                1.27%                1.32%                1.38%
        1.21%                1.12%                1.02%                1.07%                1.13%
        (.18)%                .06%                (.38)%               (.27)%               (.14)%
          67%                  72%                  82%                  59%                  61%

    See Notes to Financial Statements                                     21

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Financial Highlights (Unaudited) Cont'd.

                                                                      Class B
                                                                  ----------------
                                                                  Six Months Ended
                                                                   April 30, 2003
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE(a):
Net asset value, beginning of period                                  $   9.31
                                                                      --------
Income from investment operations
Net investment loss                                                       (.02)
Net realized and unrealized gain (loss) on investment and
   foreign currency transactions                                           .48
                                                                      --------
      Total from investment operations                                     .46
                                                                      --------
Less distributions
Distributions in excess of net investment income                            --
Distributions from net realized capital gains                               --
                                                                      --------
      Total distributions                                                   --
                                                                      --------
Net asset value, end of period                                        $   9.77
                                                                      --------
                                                                      --------
TOTAL RETURN(b):                                                          4.94%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $ 57,764
Average net assets (000)                                              $ 61,732
Ratios to average net assets:
   Expenses, including distribution and service (12b-1 fees)              2.14%(c)
   Expenses, excluding distribution and service (12b-1 fees)              1.39%(c)
   Net investment loss                                                    (.45)%(c)

------------------------------
(a) Based on average shares outstanding.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Annualized.
    22                                     See Notes to Financial Statements

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Financial Highlights (Unaudited) Cont'd.

                                                 Class B
----------------------------------------------------------------------------------------------------------
                                          Year Ended October 31,
----------------------------------------------------------------------------------------------------------
      2002                 2001                 2000                 1999                 1998
----------------------------------------------------------------------------------------------------------
    $  11.23             $  20.00             $  19.98             $  15.26             $  16.42
----------------     ----------------     ----------------     ----------------     ----------------
        (.08)                (.08)                (.24)                (.17)                (.13)
       (1.84)               (5.39)                2.12                 5.51                  .78
----------------     ----------------     ----------------     ----------------     ----------------
       (1.92)               (5.47)                1.88                 5.34                  .65
----------------     ----------------     ----------------     ----------------     ----------------
          --                   --                 (.05)                (.02)                (.01)
          --                (3.30)               (1.81)                (.60)               (1.80)
----------------     ----------------     ----------------     ----------------     ----------------
          --                (3.30)               (1.86)                (.62)               (1.81)
----------------     ----------------     ----------------     ----------------     ----------------
    $   9.31             $  11.23             $  20.00             $  19.98             $  15.26
----------------     ----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------     ----------------
      (17.10)%             (31.27)%               8.94%               36.00%                4.95%
    $ 70,804             $130,201             $288,418             $310,458             $274,248
    $109,004             $195,461             $355,100             $297,322             $312,569
        2.00%                2.00%                1.96%                1.99%                2.06%
        1.21%                1.12%                1.02%                1.07%                1.13%
        (.73)%               (.58)%              (1.07)%               (.96)%               (.82)%

    See Notes to Financial Statements                                     23

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Financial Highlights (Unaudited) Cont'd.

                                                                      Class C
                                                                  ----------------
                                                                  Six Months Ended
                                                                   April 30, 2003
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE(a):
Net asset value, beginning of period                                  $   9.30
                                                                      --------
Income from investment operations
Net investment income loss                                                (.03)
Net realized and unrealized gain (loss) on investment and
  foreign currency transactions                                            .48
                                                                      --------
      Total from investment operations                                     .45
                                                                      --------
Less distributions
Distributions in excess of net investment income                            --
Distributions from net realized capital gains                               --
                                                                      --------
      Total distributions                                                   --
                                                                      --------
Net asset value, end of period                                        $   9.75
                                                                      --------
                                                                      --------
TOTAL RETURN(b):                                                          4.84%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $ 12,055
Average net assets (000)                                              $ 11,657
Ratios to average net assets:
   Expenses, including distribution and service (12b-1 fees)              2.39%(d)
   Expenses, excluding distribution and service (12b-1 fees)              1.39%(d)
   Net investment loss                                                    (.72)%(d)

------------------------------
(a) Based on average shares outstanding.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Distribution in excess of net investment income was $.001.
(d) Annualized.
    24                                     See Notes to Financial Statements

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Financial Highlights (Unaudited) Cont'd.

                                                 Class C
----------------------------------------------------------------------------------------------------------
                                          Year Ended October 31,
----------------------------------------------------------------------------------------------------------
      2002                 2001                 2000                 1999                 1998
----------------------------------------------------------------------------------------------------------
    $  11.24             $  19.99             $  19.97             $  15.25             $  16.41
    --------             --------             --------             --------             --------
        (.10)                (.09)                (.24)                (.18)                (.14)
       (1.84)               (5.36)                2.11                 5.51                  .78
    --------             --------             --------             --------             --------
       (1.94)               (5.45)                1.87                 5.33                  .64
    --------             --------             --------             --------             --------
          --                   --                 (.04)                (.01)                  --(c)
          --                (3.30)               (1.81)                (.60)               (1.80)
    --------             --------             --------             --------             --------
          --                (3.30)               (1.85)                (.61)               (1.80)
    --------             --------             --------             --------             --------
    $   9.30             $  11.24             $  19.99             $  19.97             $  15.25
    --------             --------             --------             --------             --------
    --------             --------             --------             --------             --------
      (17.26)%             (31.17)%               8.89%               35.94%                4.90%
    $ 12,490             $ 16,006             $ 21,377             $ 14,184             $ 10,698
    $ 14,897             $ 18,330             $ 18,886             $ 11,866             $ 10,286
        2.21%                2.12%                2.02%                2.07%                2.13%
        1.21%                1.12%                1.02%                1.07%                1.13%
        (.92)%               (.68)%              (1.11)%              (1.02)%               (.90)%

    See Notes to Financial Statements                                     25

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Financial Highlights (Unaudited) Cont'd.

                                                                      Class Z
                                                                  ----------------
                                                                  Six Months Ended
                                                                   April 30, 2003
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE(a):
Net asset value, beginning of period                                  $  10.32
                                                                      --------
Income from investment operations
Net investment income (loss)                                               .01
Net realized and unrealized gain (loss) on investment and
   foreign currency transactions                                           .54
                                                                      --------
      Total from investment operations                                     .55
                                                                      --------
Less distributions
Distributions in excess of net investment income                            --
Distributions from net realized capital gains                               --
                                                                      --------
      Total distributions                                                   --
                                                                      --------
Net asset value, end of period                                        $  10.87
                                                                      --------
                                                                      --------
TOTAL RETURN(b):                                                          5.33%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $ 33,042
Average net assets (000)                                              $ 32,105
Ratios to average net assets:
   Expenses, including distribution and service (12b-1 fees)              1.39%(c)
   Expenses, excluding distribution and service (12b-1 fees)              1.39%(c)
   Net investment income (loss)                                            .28%(c)

------------------------------
(a) Based on average shares outstanding.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Annualized.
    26                                     See Notes to Financial Statements

       Prudential World Fund, Inc.      Prudential Global Growth Fund
             Financial Highlights (Unaudited) Cont'd.

                                                 Class Z
----------------------------------------------------------------------------------------------------------
                                          Year Ended October 31,
----------------------------------------------------------------------------------------------------------
      2002                 2001                 2000                 1999                 1998
----------------------------------------------------------------------------------------------------------
    $  12.35             $  21.46             $  21.29             $  16.23             $  17.35
    --------             --------             --------             --------             --------
         .01                  .05                 (.02)                  --                  .02
       (2.04)               (5.86)                2.23                 5.84                  .82
    --------             --------             --------             --------             --------
       (2.03)               (5.81)                2.21                 5.84                  .84
    --------             --------             --------             --------             --------
          --                   --                 (.23)                (.18)                (.16)
          --                (3.30)               (1.81)                (.60)               (1.80)
    --------             --------             --------             --------             --------
          --                (3.30)               (2.04)                (.78)               (1.96)
    --------             --------             --------             --------             --------
    $  10.32             $  12.35             $  21.46             $  21.29             $  16.23
    --------             --------             --------             --------             --------
    --------             --------             --------             --------             --------
      (16.50)%             (30.57)%               9.97%               37.25%                5.97%
    $ 33,228             $ 42,562             $ 70,956             $ 48,430             $ 36,338
    $ 40,960             $ 54,387             $ 77,989             $ 42,312             $ 41,799
        1.21%                1.12%                1.02%                1.07%                1.13%
        1.21%                1.12%                1.02%                1.07%                1.13%
         .08%                 .32%                (.08)%               (.02)%                .12%

    See Notes to Financial Statements                                     27

                This Page Intentionally Left Blank
             www.prudential.com  (800) 225-1852

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Directors
Delayne Dedrick Gold
Robert F. Gunia
Robert E. La Blanc
Judy A. Rice
Robin B. Smith
Stephen Stoneburn
Clay T. Whitehead

Officers
Judy A. Rice, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Marguerite E.H. Morrison, Chief Legal Officer
   and Assistant Secretary
Jonathan D. Shain, Secretary
Maryanne Ryan, Anti-Money Laundering
   Compliance Officer

Manager
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
Jennison Associates LLC
466 Lexington Avenue
New York, NY 10017

Distributor
Prudential Investment
   Management Services LLC
Gateway Center Three, 14th Floor
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
PO Box 8098
Philadelphia, PA 19101

Independent Auditors
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Sullivan & Cromwell LLP
125 Broad Street
New York, NY 10004-2498

Fund Symbols     Nasdaq       CUSIP
Class A          PRGAX      743969107
Class B          PRGLX      743969206
Class C          PRGCX      743969305
Class Z          PWGZX      743969404

The views expressed in this report and
information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of April 30, 2003, were not audited and, accordingly, no auditor's opinion is expressed on them.

Mutual funds are not insured by the FDIC or any federal government agency, are not a deposit of or guaranteed by any bank or any bank affiliate, and may lose value.

(LOGO)


Fund Symbols       Nasdaq       CUSIP
Class A            PRGAX      743969107
Class B            PRGLX      743969206
Class C            PRGCX      743969305
Class Z            PWGZX      743969404

MF115E2            IFS-A080885

                                     PART C
                                OTHER INFORMATION

ITEM 15.  INDEMNIFICATION

     The response to this item is incorporated herein by reference to Exhibits 1 and 2 under Item 16 below and by reference to Item 25 of Post-Effective Amendment No. 34 to Registrant's Registration Statement on Form N-1A, which was filed electronically pursuant to Regulation S-T on December 30, 2002 ("Post-Effective Amendment No. 34"), as an amendment to Registrant's Registration Statement on Form N-1A (File Nos. 811-3981 and 2-89725) (the "Registration Statement").

ITEM 16.  EXHIBITS

(1)  (a)  Restated Articles of Incorporation. Incorporated by reference to
          Exhibit 1 to Post-Effective Amendment No. 17 to the Registration Statement filed via EDGAR on January 3, 1995.

     (b) Articles Supplementary dated December 27, 1995. Incorporated by reference to Exhibit (a)(ii) to Post-Effective Amendment No. 29 to the Registration Statement filed via EDGAR on February 2, 2000.

     (c) Articles Supplementary dated June 20, 1996. Incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No. 20 to the Registration Statement filed via EDGAR on June 24, 1996.

     (d)  Amendment to Articles of Incorporation. Incorporated by reference to
          Exhibit 1(c) to Post-Effective Amendment No. 20 to the Registration filed via EDGAR on June 24, 1996.

     (e) Articles Supplementary dated December 2, 1999. Incorporated by reference to Exhibit (a)(v) to Post-Effective Amendment No. 29 to the Registration Statement filed via EDGAR on February 2, 2000.

     (f) Articles of Amendment dated December 22, 1999. Incorporated by reference to Exhibit (a)(vi) to Post-Effective Amendment No. 29 to the Registration Statement filed via EDGAR on February 2, 2000.

     (g) Articles Supplementary dated May 29, 2001. Incorporated by reference to Exhibit (a)(7) to Post-Effective Ammendment No.34 to the Registratin Statement filed via EDGAR on December 30, 2002.


(2) Revised and Restated By-laws of Registrant dated as of November 18, 1999. Incorporated by reference to Exhibit 2 to the Registrant's Post-Effective Amendment No. 30.

(3)  Not Applicable

(4) Copy of Agreement and Plan of Reorganization and Liquidation (filed herewith as Exhibit A to the Proxy Statement and Prospectus)

(5) (a) Specimen Certificate for shares of Common Stock of the Registrant for Class A Shares. Incorporated by reference to Exhibit 4(a) to Post-Effective Amendment No. 23 to the Registration Statement filed via EDGAR on January 7, 1998.

     (b) Specimen Certificate for shares of Common Stock of the Registrant for Class B Shares. Incorporated by reference to Exhibit 4(b) to Post-Effective Amendment No. 23 to the Registration Statement filed via EDGAR on January 7, 1998.

     (c) Specimen Certificate for shares of Common Stock of the Registrant for Class C Shares. Incorporated by reference to Exhibit 4(c) to Post-Effective Amendment No. 23 to the Registration Statement filed via EDGAR on January 7, 1998.

     (d) Specimen Certificate for shares of Common Stock of the Registrant for Class Z Shares. Incorporated by reference to Exhibit 4(d) to Post-Effective Amendment No. 23 to the Registration Statement filed via EDGAR on January 7, 1998.

     (e) Instruments defining rights of shareholders. Incorporated by reference to Exhibit 4(e) to Post-Effective Amendment No. 23 to the Registration Statement filed via EDGAR on January 7, 1998.

(6)  (a)  Management Agreement between the Registrant and Prudential
          Investment Fund Management LLC with respect to the Global Growth Series of the Registrant. Incorporated by reference to Exhibit d(1) to Post-Effective Amendment No. 33 to the Registration Statement filed via EDGAR on December 28, 2001.

     (b) Subadvisory Agreement between Prudential Investment Fund Management LLC and Jennison Associates LLC with respect to the Global Growth Series of the Registrant. Incorporated by reference to Exhibit d(2) to Post-Effective Amendment No. 33 to the Registration Statement filed via EDGAR on December 28, 2001.

     (c) Management Agreement between Registrant and Investment Fund Management LLC with respect to the International Value Series of the Registrant. Incorporated by reference to Exhibit d(3) to Post-Effective Amendment No. 33 to the Registration Statement filed via EDGAR on December 28, 2001.

     (d)  Subadvisory Agreement between Bank of Ireland Asset Management
          (U.S.) Limited and Prudential Investment Fund Management LLC with respect to the International Value Series of the Registrant. Incorporated by reference to Exhibit d(4) to Post-Effective Amendment No. 33 to the Registration Statement filed via EDGAR on December 28, 2001.

     (e) Management Agreement between Registrant and Prudential Investments Fund Management LLC with respect to the Prudential Jennison International Growth Fund series of the Registrant dated March 28, 2001. Incorporated by reference to Exhibit (d)(5) to Post-Effective Amendment No. 33 to the Registration Statement filed via EDGAR on December 28, 2001.

     (f) Subadvisory Agreement between Jennison Associates LLC and Prudential Investments Fund Management LLC with respect to the Jennison International Growth Fund series of the Registrant dated November 18, 1999. Incorporated by reference to Exhibit (d)(vii) to Post-Effective Amendment No. 29 to the Registration Statement filed via EDGAR on February 2, 2000.

(7) (a) Restated Distribution Agreement for Shares of the Registrant dated November 18, 1999. Incorporated by reference to Exhibit (e)(i) to Post-Effective Amendment No. 29 to the Registration Statement filed via EDGAR on February 2, 2000.

     (b)  (ii) Form of Dealer Agreement. Incorporated by reference to Exhibit
          (e)(ii) to Post-Effective Amendment No. 29 to the Registration Statement filed via EDGAR on February 2, 2000.

(8)  Not Applicable

(9) (a) Custodian Agreement between the Registrant and State Street Bank and Trust Company. Incorporated by reference to Exhibit 6 to Post-Effective Amendment No. 23 to the Registration Statement filed via EDGAR on January 7, 1998.

     (b) Form of Amendment to Custodian Agreement. Incorporated by reference to Exhibit No. 8(b) to Post-Effective Amendment No. 18 to the Registration Statement filed via EDGAR on November 1, 1995.

     (c) Amendment dated February 22, 1999 to Custodian Contract. Incorporated by reference to Exhibit No. g(iii)) to Post-Effective Amendment No. 30.

     (d) Amendment dated July 17, 2001 to Custodian Contract. Incorporated by reference to Exhibit (g)(4) to Post-Effective Amendment No. 33 to the Regiatration Statement on Form N1-A (File No. 2-89725) filed via EDGAR on December 28, 2001.

     (e) Amendment dated January 17, 2002 to Custodian Contract. Incorporated by reference to Exhibit (g)(5) to Post-Effective Amendment No. 34 to the Regiatration Statement on Form N1-A (File No. 2-89725) filed via EDGAR on December 30, 2002.

(10) (a) Amended and Restated Distribution and Service Plan for Class A shares of Global Series of the Registrant; dated July 1, 1993. Incorporated by reference to Exhibit 15(a) to Post-Effective Amendment No. 24 to the Registration Statement filed via EDGAR on January 7, 1998.

     (b) Amended and Restated Distribution and Service Plan for Class B shares of Global Series of the Registrant; dated July 1, 1993. Incorporated by reference to Exhibit 15(b) to Post-Effective Amendment No. 24 to the Registration Statement filed via EDGAR on January 7, 1998.

     (c) Distribution and Service Plan for Class A shares of Global Series of the Registrant. Incorporated by reference to Exhibit 6(c) to Post-Effective Amendment No. 17 to the Registration Statement filed via EDGAR on January 3, 1995.

     (d) Distribution and Service Plan for Class B shares of Global Series of the Registrant. Incorporated by reference to Exhibit 6(d) to Post-Effective Amendment No. 17 to the Registration Statement filed via EDGAR on January 3, 1995.

     (e) Distribution and Service Plan for Class C shares of Global Series of the Registrant. Incorporated by reference to Exhibit 6(e) to Post-Effective Amendment No. 17 to the Registration Statement filed via EDGAR on January 3, 1995.

     (f) Distribution and Service Plan for Class A shares of International Stock Series of the Registrant. Incorporated by reference to Exhibit 15(f) to Post-Effective Amendment No. 21 to the Registration Statement filed via EDGAR on September 19, 1996.

     (g) Distribution and Service Plan for Class B shares of International Stock Series of the Registrant. Incorporated by reference to Exhibit 15(g) to Post-Effective Amendment No. 21 to the Registration Statement filed via EDGAR on September 19, 1996.

     (h) Distribution and Service Plan for Class C shares of International Stock Series of the Registrant. Incorporated by reference to Exhibit 15(h) to Post-Effective Amendment No. 21 to the Registration Statement filed via EDGAR on September 19, 1996.

     (i) Amended and Restated Distribution and Service Plan for Class A shares of Global Series of the Registrant. Incorporated by reference to
          Exhibit 99.m(ix) to Post-Effective Amendment No. 24 to the Registration Statement filed via EDGAR on November 2, 1998.

     (j) Amended and Restated Distribution and Service Plan for Class B shares of Global Series of the Registrant. Incorporated by reference to
          Exhibit 99.m(x) to Post-Effective Amendment No. 24 to the Registration Statement filed via EDGAR on November 2, 1998.

     (k) Amended and Restated Distribution and Service Plan for Class C shares of Global Series of the Registrant. Incorporated by reference to
          Exhibit 99.m(xi) to Post-Effective Amendment No. 24 to the Registration Statement filed via EDGAR on November 2, 1998.

     (l) Amended and Restated Distribution and Service Plan for Class A shares of International Stock Series of the Registrant. Incorporated by reference to Exhibit 99.m(xii) to Post-Effective Amendment No. 24 to the Registration Statement filed via EDGAR on November 2, 1998.

     (m) Amended and Restated Distribution and Service Plan for Class B shares of International Stock Series of the Registrant. Incorporated by reference to Exhibit 99.m(xiii) to Post-Effective Amendment No. 24 to the Registration Statement filed via EDGAR on November 2, 1998.

     (n) Amended and Restated Distribution and Service Plan for Class C shares of International Stock Series of the Registrant. Incorporated by reference to Exhibit 99.m(xiv) to Post-Effective Amendment No. 24 to the Registration Statement filed via EDGAR on November 2, 1998.

     (o) Distribution and Service Plan for Class A shares of the Prudential Jennison International Growth Fund series of the Registrant. Incorporated by reference to Exhibit (m)(xv) to Post-Effective Amendment No. 29 to the Registration Statement filed via EDGAR on February 2, 2000.

     (p) Distribution and Service Plan for Class B shares of the prudential Jennison International Growth Fund series of the Registrant. Incorporated by reference to Exhibit (m)(xvi) to Post-Effective Amendment No. 29 to the Registration Statement filed via EDGAR on February 2, 2000.

     (q) Distribution and Service Plan for Class C shares of the Prudential Jennison International Growth Fund series of the Registrant. Incorporated by reference to Exhibit (m)(xvii) to Post-Effective Amendment No. 29 to the Registration Statement filed via EDGAR on February 2, 2000.

(11) (a) Opinion and Consent of Piper Rudnick L.L.P. (to be filed by amendment)

(11) (b)  Opinion and Consent of Sullivan & Cromwell (to be filed by amendment)

(12) Opinion and Consent of Sullivan & Cromwell regarding tax matters (to be filed by amendment)

(13) Not Applicable

(14) Consent of Independent Accountants (to be filed by amendment)

(15) Not Applicable

(16) Not Applicable

(17) (a) Registrant's Rule 24f-2 Notice pursuant to Rule 24f-2 under the Investment Company Act of 1940, for its fiscal year ended
          October 31, 2002. Incorporated herein by reference to Form 24f-2 filed with the Securities and Exchange Commission on January 17, 2003.

     (b)  Form of Proxy (filed herewith)

ITEM 17.  UNDERTAKINGS

     1. The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of the prospectus which is a part of this registration statement on Form N-14 by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     2. The undersigned Registrant agrees that every prospectus that is filed under paragraph 1 above will be filed as part of an amendment to this registration statement on Form N-14 and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial BONA FIDE offering of them.

                                   SIGNATURES

     As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of Newark and State of New Jersey, on the 11th day of July, 2003.

                                        PRUDENTIAL WORLD FUND, INC.


                                        By: /s/ Judy A. Rice
                                            ----------------------------
                                            President

     As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

            Signature                Title                       Date
            ---------                -----                       ----

     * DELAYNE DEDRICK GOLD
------------------------------  Director
       Delayne Dedrick Gold

     * ROBERT F. GUNIA
------------------------------  Vice President and
       Robert F. Gunia            Director

     * ROBERT E. LA BLANC
------------------------------  Director
       Robert E. La Blanc

     * DAVID R. ODENATH, JR.
------------------------------  Director
       David R. Odenath, Jr.

     * JUDY A. RICE
------------------------------  Director
       Judy A. Rice

     * ROBIN B. SMITH
------------------------------  Director
       Robin B. Smith

     * STEPHEN STONEBURN
------------------------------  Director
       Stephen Stoneburn

     * GRACE C. TORRES            Treasurer and Principal
------------------------------    Financial and Accounting
       Grace C. Torres            Officer

     * CLAY T. WHITEHEAD
------------------------------  Director
       Clay T. Whitehead


* By: /s/ Jonathan D. Shain
      ----------------------                           July 11, 2003
          Jonathan D. Shain
          Attorney-in-Fact